                                                                                                          File No. 33-24962
                                                                                           Investment Company No.  811-5186

                     As filed with the Securities and Exchange Commission on October 11, 2001
                     ------------------------------------------------------------------------

                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM N-1A

                              Registration Statement under The Securities Act of 1933

                                          Post-Effective Amendment No. 42

                          Registration Statement under The Investment Company Act of 1940

                                                 Amendment No. 44

                                              AMERICAN SKANDIA TRUST

                                (Exact Name of Registrant as Specified in Charter)

                                  One Corporate Drive, Shelton, Connecticut 06484
                                  -----------------------------------------------

                                (Address of Principal Executive Offices) (Zip Code)

                                                  (203) 926-1888
                                                  --------------
                               (Registrant's Telephone Number, Including Area Code)

                                       EDWARD P. MACDONALD, ESQ., SECRETARY
                                              AMERICAN SKANDIA TRUST
                                  ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                                  -----------------------------------------------

                                      (Name and Address of Agent for Service)

                                                    Copies to:

                                              ROBERT K. FULTON, ESQ.
                                        STRADLEY RONON STEVENS & YOUNG, LLP
                               2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098

                           It is proposed that this filing will become effective (check appropriate space)

                           _____   immediately upon filing pursuant to paragraph (b).
                           _____    on _____ pursuant to paragraph (b) of rule 485.
                           X       60 days after filing pursuant to paragraph (a)(1).
                           _____   on _______ pursuant to paragraph (a)(1).
                           _____   75 days after filing pursuant to paragraph (a)(2).
                           _____   on ______ pursuant to paragraph (a)(2) of rule 485.
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                   Shares of Beneficial Interest of the Various Series of American Skandia Trust
                                      (Title of Securities Being Registered)

PROSPECTUS                                                                                 DECEMBER __, 2001

                                              AMERICAN SKANDIA TRUST
                                  One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the "Trust") is an  investment  company made up of the  following 40 separate  portfolios
("Portfolios"):

AST Founders Passport Portfolio
AST Scudder Japan Portfolio
AST Strong International Equity Portfolio
AST Janus Overseas Growth Portfolio
AST American Century International Growth Portfolio
AST MFS Global Equity Portfolio
AST PBHG Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST Janus Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST Kinetics Internet Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST JanCap Growth Portfolio
AST Janus Strategic Value Portfolio
AST Alliance/Bernstein Growth + Value Portfolio
AST Sanford Bernstein Core Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST MFS Growth with Income Portfolio
AST INVESCO Equity Income Portfolio
AST AIM Balanced Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Federated High Yield Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE
COMMISSION  PASSED UPON THE  ACCURACY  OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY IS A
CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable  annuity  contracts and variable life  insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement  plans.  Each variable  annuity  contract and variable life  insurance  policy involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract and variable life insurance  policy for information  regarding the contract or policy,  including its fees and expenses.

                                                 -----------------

Caption                                                                                                        Page
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                                                Risk/Return Summary

         American  Skandia  Trust (the "Trust") is comprised of forty  investment  portfolios  (the  "Portfolios").
The  Portfolios are designed to provide a wide range of investment  options.  Each Portfolio has its own investment goal and  style  (and,  as a result,  its own  level of risk).  Some of the  Portfolios  offer  potential  for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk.  It is possible  to lose  money  when  investing  even in the most  conservative  of the  Portfolios.  Investments  in the
Portfolios  are not bank deposits and are not insured or guaranteed by the Federal  Deposit  Insurance  Corporation or any other government agency.

         It is not  possible  to  provide an exact  measure  of the risk to which a  Portfolio  is  subject,  and a
Portfolio's  risk will vary  based on the  securities  that it holds at a given  time.  Nonetheless,  based on each
Portfolio's  investment  style and the risks  typically  associated  with that style, it is possible to assess in a general  manner  the  risks  to  which a  Portfolio  will be  subject.  The  following  discussion  highlights  the investment  strategies  and risks of each  Portfolio.  Additional  information  about  each  Portfolio's  potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International and Global Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Founders Passport             Capital growth                 The Portfolio invests primarily in equity securities of small capitalization foreign companies.

Scudder Japan                 Long-term capital growth       The Portfolio invests primarily in securities issued by
                                                             Japan-based companies or their affiliates, or by companies that derive more than half of their revenues from Japan.

Strong International Equity   Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies.

Janus Overseas Growth         Long-term capital growth       The Portfolio invests primarily in common stocks of foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

MFS Global Equity            Capital growth                  The Portfolio invests primarily in common stocks and related securities of U.S. and foreign issuers.

Principal Investment Strategies:
-------------------------------

The AST Founders  Passport  Portfolio  normally invests  primarily in securities  issued by foreign  companies that have  market  capitalizations  of  $1.5  billion  or  less.  These  securities  may  represent  companies  in  both established and emerging  economies  throughout the world.  At least 65% of the  Portfolio's  total assets normally will be invested in foreign  securities  representing  a minimum of three  countries.  The  Portfolio may invest in larger  foreign  companies or in U.S.-based  companies if, in the  Sub-advisor's  opinion,  they  represent  better prospects for capital growth.

The Sub-advisor to the Portfolio looks for companies whose fundamental  strengths  indicate potential for growth in earnings  per share.  The  Sub-advisor  generally  takes a "bottom up" approach to building  the  Portfolio,  which means  that the  Sub-advisor  will  search  for  individual  companies  that  demonstrate  the best  potential  for significant  earnings  growth,  rather  than  choose  investments  based on  broader  economic  characteristics  of countries or industries.

The AST Scudder  Japan  Portfolio  pursues its  investment  objective  by  investing  at least 80% of net assets in
Japanese  securities  (those issued by Japan-based  companies or their  affiliates,  or by any company that derives more than half of its revenues from Japan).  The  Portfolio  may invest in stocks of any size,  including up to 30%
of its net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up  research.  The Sub-advisor  looks for individual  companies with effective  management,  strong competitive  positioning,  active  research  and  development,  and sound  balance  sheets.  The  Sub-advisor  also evaluates fundamentals such as price-to-earnings ratios.

         Growth  orientation.  The  Sub-advisor  prefers  companies  whose  revenue or earnings seem likely to grow faster than the average  for their  market and whose stock  prices  appear  reasonable  in light of their  business prospects.

         Top-down analysis.  The Sub-advisor considers the economic outlooks for various sectors and industries.

The  Sub-advisor  may favor  securities  from  different  industries  and companies at different  times while still maintaining variety in terms of the industries and companies represented.

The Portfolio  will normally sell a security when it reaches a target price,  its  fundamentals  have changed,  the
Sub-advisor  believes  other  investments  offer better  opportunities,  or when  adjusting its emphasis on a given industry.

The AST Strong  International  Equity Portfolio  (formerly,  the AST AIM  International  Equity Portfolio) seeks to meet its investment  objective by investing,  normally,  at least 70% of its assets in marketable equity securities of  foreign  companies  that are  listed  on a  recognized  foreign  securities  exchange  or  traded  in a foreign over-the-counter  market.  The Portfolio will normally  invest in a diversified  portfolio that includes  companies located  in at least  four  countries  outside  the United  States,  emphasizing  investment  in  companies  in the developed  countries of Western Europe and the Pacific Basin.  The Sub-advisor  does not intend to invest more than
20% of the Portfolio's total assets in companies located in developing countries.

The Sub-advisor  focuses on companies that have  experienced  above-average,  long-term growth in earnings and have strong  prospects for future growth.  In selecting  countries in which the Portfolio will invest,  the  Sub-advisor also considers such factors as the prospect for relative  economic growth among  countries or regions,  economic or political  conditions,  currency  exchange  fluctuations,  tax  considerations  and the  liquidity  of a particular security.  The Sub-advisor  considers  whether to sell a particular  security when any of those factors  materially changes.

The AST Janus Overseas Growth Portfolio  pursues its objective  primarily  through  investments in common stocks of issuers  located  outside the United States.  The Portfolio has the  flexibility to invest on a worldwide  basis in companies and  organizations  of any size,  regardless of country of  organization  or place of principal  business activity.  The Portfolio  normally  invests at least 65% of its total assets in securities of issuers from at least five different  countries,  excluding the United  States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in stocks selected for their growth  potential.  The Sub-advisor  generally takes a
"bottom  up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large, regardless of where the  companies are organized or where they  primarily  conduct  business.  Although  themes may emerge in the  Portfolio,  securities  are  generally  selected  without  regard to any  defined  allocation  among countries, geographic regions or industry sectors, or other similar selection procedure.

The AST  American  Century  International  Growth  Portfolio  will seek to  achieve  its  investment  objective  by investing  primarily in equity  securities of international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue  growth.  Ideally,  the  Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity securities  include common stocks, preferred stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands  of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term,  the stocks of  companies  with  accelerating  earnings and revenues  have a  greater-than-average  chance to increase in value.

The  Sub-advisor  recognizes  that,  in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of  assets  among  different  countries  and  regions  also  is an  important  factor  in  managing  an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  While the  Portfolio's  focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

The AST MFS Global Equity Portfolio invests,  under normal market  conditions,  at least 65% of its total assets in common stocks and related securities,  such as preferred stock,  convertible securities and depositary receipts, of
U.S. and foreign issuers (including issuers in developing countries).

The Portfolio  focuses on companies that the Sub-advisor  believes have favorable  growth  prospects and attractive valuations  based on current  and  expected  earnings  or cash flow.  The  Portfolio  generally  seeks to  purchase securities  of companies  with  relatively  large market  capitalizations  relative to the market in which they are traded. The Portfolio's  investments may include  securities traded in the  over-the-counter  markets,  rather than on  securities  exchanges.  The  Sub-advisor  uses a "bottom  up," as opposed to "top  down,"  investment  style in managing the  Portfolio.  This means that  securities are selected  based upon  fundamental  analysis of individual companies by the Sub-advisor.

Principal Risks:
---------------

o........All six of the  international  and global  portfolios  are equity  funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The  level of risk of the  international  portfolios  will  generally  be  higher  than the  level of risk associated  with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations in currency
     exchange  rates,  less  liquid  and  more  volatile  securities  markets,   unstable  political  and  economic
     structures,  reduced  availability  of  information,  and lack of uniform  financial  reporting and regulatory practices  such as  those  that  apply  to U.S.  issuers.  The  level  of  risk of the AST MFS  Global  Equity
     Portfolio,  as a global fund that invests in both U.S. and foreign securities,  may be lower than that of many international  funds but higher than that of many domestic equity funds.  While none of the  international and global  portfolios  invest primarily in companies  located in developing  countries,  each may invest in those companies to some degree,  and the risks of foreign  investment may be accentuated by investment in developing countries.

o        As a fund that invests  primarily in the securities of smaller foreign issuers,  the AST Founders Passport
     Portfolio  may be  subject  to a greater  level of risk  than the other  international  funds.  Securities  of smaller  companies  tend to be subject to more abrupt and erratic price  movements  than  securities of larger companies, in part because they may have limited product lines, markets, or financial resources.

o        The AST Scudder Japan  Portfolio's  focus on a single  country  could give rise to increased  risk, as the
     Portfolio's  investments  will not be diversified  among countries having varying  characteristics  and market performance.  Also,  Japanese  economic  growth has weakened  after the sharp  collapse of the stock market in the 1990's and the current economic condition remains uncertain.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

PBHG Small-Cap Growth          Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

DeAM Small-Cap Growth          Maximum capital growth        The Portfolio invests primarily in equity securities of
                                                             small capitalization companies.

Federated Aggressive Growth    Capital growth                The Portfolio invests primarily in equity securities of
                                                             companies offering superior prospects for earnings growth.

Goldman Sachs Small-Cap        Long-term capital growth      The Portfolio invests primarily in equity securities of
Value                                                        small capitalization companies that are believed to be
                                                             undervalued.

Gabelli Small-Cap Value        Long-term capital growth      The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

Janus Mid-Cap Growth           Long-term capital growth      The Portfolio invests primarily in common stocks, with
                                                             normally at least 65% of the Portfolio's assets invested in medium-sized companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth           Long-term capital growth      The Portfolio invests primarily in common and preferred
                                                             stocks.

Gabelli All-Cap Value          Capital Growth                The Portfolio invests primarily in readily marketable equity securities.

Kinetics Internet              Long-term capital growth      The Portfolio invests primarily in the equity securities of companies that are engaged in the Internet and
                                                             Internet-related activities.

T. Rowe Price Natural          Long-term capital growth      The Portfolio invests primarily in common stocks of
Resources                                                    companies that own or develop natural resources and other
                                                             basic commodities.

Alliance Growth                Long-term capital growth      The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies

MFS Growth                     Long-term capital growth      The Portfolio invests primarily in common stocks and related
                               and future income             securities.

Marsico Capital Growth         Capital growth                The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

JanCap Growth                  Capital growth                The Portfolio invests primarily in common stocks.

Janus Strategic Value          Long-term capital growth      The Portfolio invests primarily in common stocks using a
                                                             "value" approach.

Alliance/Bernstein Growth +    Capital growth                The Portfolio invests approximately 50% of its assets in
Value                                                        growth stocks of large companies and 50% of its assets in
                                                             value stocks of large companies.

Sanford Bernstein Core         Long-term capital growth      The Portfolio invests primarily in common stocks of large
Value                                                        capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The AST PBHG  Small-Cap  Growth  Portfolio  (formerly,  the AST  Janus  Small-Cap  Growth  Portfolio)  pursues  its objective by normally  investing at least 80% of its total assets in the common  stocks of  small-sized  companies.
For purposes of the  Portfolio,  small-sized  companies are those that have market  capitalizations  similar to the market  capitalizations  of the  companies in the Russell  2000(R)Index at the time of the  Portfolio's  investment.
The Sub-adviser  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell  2000(R)Index and those on which the  Sub-advisor  intends to focus the Portfolio's  investments  will change with market  conditions.  The
Sub-Advisor uses its own fundamental  research,  computer models and proprietary  measures of growth in determining which  stocks to select for the  Portfolio.  The  Sub-Advisor's  investment  strategy  seeks to identify  stocks of companies which have strong business  momentum,  earnings  growth,  superior  management teams as well as stocks of those companies whose earnings growth  potential may not be currently  recognized by the market and whose stock may be  considered  to be  underpriced  using  various  financial  measurements  employed by the  Sub-advisor,  such as price-to-earnings ratios.

At least 80% of the AST DeAM Small-Cap Growth  Portfolio's  (formerly,  the AST Scudder Small-Cap Growth Portfolio)
total assets normally will be invested in the equity securities of smaller  companies,  i.e., those having a market capitalization  of $2  billion or less at the time of  investment,  many of which  would be in the early  stages of their life cycle.  Equity  securities  include common stocks and securities  convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Portfolio  intends to invest  primarily in stocks of companies whose  earnings  per share are  expected  by the  Sub-advisor  to grow  faster  than the  market  average  ("growth stocks").

In managing the Portfolio,  the Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a growth stock,  including earnings growth rate,  analysts'  estimates of future  earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.

The AST Federated  Aggressive Growth Portfolio  pursues its investment  objective by investing in equity securities of companies  offering  superior  prospects for earnings  growth.  The  Portfolio  focuses its  investments  on the
equity  securities  of  smaller  companies,   but  it  is  not  subject  to  any  specific  market   capitalization
requirements.  The Portfolio may invest in foreign issuers through American Depositary Receipts.

Using its own  quantitative  process,  the Sub-advisor  rates the future  performance  potential of companies.  The
Sub-advisor  evaluates  each  company's  earnings  quality in light of its current  valuation to narrow the list of attractive  companies.  The Sub-advisor then evaluates product  positioning,  management quality and sustainability of current growth trends of those  companies.  Using this type of fundamental  analysis,  the  Sub-advisor  selects the most promising companies for the Portfolio.

In  determining  the amount to invest in a  security,  the  Sub-advisor  limits the  Portfolio's  exposure  to each business  sector that  comprises  the S&P 500 Index.  The  Portfolio's  allocation to a sector will be no more than
300%  of the  Index's  allocation  to  that  sector  or 30% of the  total  portfolio,  whichever  is  greater.  The
Portfolio's  strategies  with  respect to security  analysis,  market  capitalization,  and sector  allocation  are designed to produce a portfolio of stocks whose long-term  growth  prospects are  significantly  above those of the
S&P 500 Index.

The AST Goldman Sachs  Small-Cap  Value Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio) will seek its objective through investments  primarily in equity securities of small  capitalization  companies that are believed to be undervalued in the marketplace.  Typically,  in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor's value investment philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Usually,  at least 65% of the  Portfolio's  total assets will be invested in common stocks issued by smaller,  less well-known  companies  (with  market  capitalizations  of less  than $4  billion  at the time of  investment).  The
Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which, in the Sub-advisor's  judgment,  are selling below their  intrinsic  value and at prices that do not  adequately  reflect their  long-term  business  potential.
Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations,  or as more investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value, sales,  asset value,  earnings,  dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The AST Gabelli  Small-Cap Value  Portfolio  (formerly,  the AST T. Rowe Price Small Company Value  Portfolio) will invest at least 65% of its total assets in stocks and  equity-related  securities of small companies ($1 billion or less in market  capitalization).  Reflecting a value  approach to investing,  the Portfolio will seek the stocks of companies  whose  current stock prices do not appear to adequately  reflect their  underlying  value as measured by assets,  earnings,  cash flow or business franchises.  The Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various  measures,  and may be temporarily  out of favor,  but have good prospects for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through  restructuring  or other means.  The Portfolio may sell securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more  promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization of more than $1 billion,  and it may on occasion purchase companies with a market cap of more than $1 billion.

The AST Janus Mid-Cap Growth Portfolio  pursues its objective by investing  primarily in common stocks selected for their growth  potential,  and normally  invests at least 65% of its equity assets in  medium-sized  companies.  For purposes of the Portfolio,  medium-sized companies are those whose market capitalizations  (measured at the time of investment)  fall within the range of  companies  in the  Standard & Poor's  MidCap 400 Index (the "S&P 400").  The
Sub-advisor  generally  takes a "bottom up" approach to choosing  investments  for the  Portfolio.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

To pursue its objective,  the AST Neuberger Berman Mid-Cap Growth Portfolio  primarily invests in the common stocks of mid-cap  companies.  Companies with equity market  capitalizations  from $300 million to $10 billion at the time of investment are considered  mid-cap companies for purposes of the Portfolio.  Some of the Portfolio's  assets may be invested in the  securities of large-cap  companies as well as in small-cap  companies.  The Portfolio  seeks to reduce risk by diversifying among many companies and industries.

The  Portfolio  is  normally  managed  using a  growth-oriented  investment  approach.  The  Sub-advisor  looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in identifying  these  companies may include  above-average growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics  in a company,  such as  financial  strength,  a strong  position  relative to competitors and a stock price that is reasonable in light of its growth rate.

The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock when it reaches a target  price, fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its objective,  the AST Neuberger Berman Mid-Cap Value Portfolio  primarily  invests in the common stocks of mid-cap companies.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The  Portfolio  seeks to reduce risk by  diversifying  among many  companies  and industries.

Under the Portfolio's  value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are  undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings ratio,  consistent  cash flow,  and a sound track record  through all phases of the market cycle.  The  Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high level of stock ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger  All-Cap  Growth  Portfolio  invests  primarily  in equity  securities,  such as common or  preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes, and may emphasize either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth  stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  Vital  creative  companies  that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive Life Cycle Change  Companies.  Companies  experiencing a major change that is expected to produce advantageous  results.  These  changes  may  be  as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily invest in readily  marketable  equity  securities  including common  stocks,  preferred  stocks and  securities  that may be  converted at a later time into common  stock.  The
Portfolio  may invest in the  securities  of companies of all sizes,  and may  emphasize  either  larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return.  The  Portfolio  focuses on companies  that  appear  underpriced  relative  to the value that the  Portfolio's  Sub-Advisor  believes  informed investors  would be willing to pay for the company.  The  Sub-advisor  considers  factors  such as price,  earnings expectations,  earnings and price histories,  balance sheet  characteristics  and perceived  management skills. The
Sub-advisor  also  considers  changes  in  economic  and  political  outlooks  as  well  as  individual   corporate
developments.  The  Sub-Advisor  will sell any Portfolio  investments  that lose their  perceived value relative to other investments.

Under  normal  circumstances,  the AST  Kinetics  Internet  Portfolio  invests at least 65% of its total  assets in common stocks,  convertible  securities,  warrants and other equity securities having the characteristics of common stocks,  such as American  Depositary  Receipts  and  International  Depositary  Receipts,  of domestic and foreign companies  that  are  engaged  in the  Internet  and  Internet-related  activities.  The  Portfolio  also  may make investments  directly in foreign  companies  that are engaged in the Internet and  Internet-related  activities and whose  equity  securities  trade  outside of the U.S. The Internet is a  collection  of  connected  computers  that allows commercial and professional  organizations,  educational institutions,  government agencies and consumers to communicate electronically, access and share information and conduct business around the world.

Portfolio  securities  will be selected by the  Sub-advisor  from companies that are engaged in the  development of hardware,  software and  telecommunications  solutions  that enable the  transaction of business on the Internet by individuals  and  companies,  as well as companies  that offer  products and services  primarily  via the Internet.
Accordingly,  the Portfolio  seeks to invest in the equity  securities of companies  whose research and development efforts  may  result in higher  stock  values.  These  companies  may be large,  medium or small in size if, in the
Sub-advisor's opinion, they meet the Portfolio's investment criteria.

The Sub-advisor  selects portfolio  securities by evaluating a company's  positioning and business model as well as its  ability  to grow  and  expand  its  activities  via  the  Internet  or  achieve  a  competitive  advantage  in cost/profitability  and  brand  image  leveraging  via  use of the  Internet.  The  Sub-advisor  also  considers  a company's fundamentals by reviewing its balance sheets,  corporate revenues,  earnings and dividends.  Furthermore, the Sub-advisor looks at the amount of capital a company currently expends on research and development.

The AST T. Rowe Price Natural Resources  Portfolio  normally invests at least 65% of its total assets in the common stocks of  natural  resource  companies  whose  earnings  and  tangible  assets  could  benefit  from  accelerating inflation.  The  Portfolio  also  may  invest  in  non-resource  companies  with the  potential  for  growth.  When selecting stocks, we look for companies that have the ability to expand production,  maintain superior  exploration programs and production  facilities,  and the potential to accumulate new resources.  Natural resource companies in which the Portfolio invests generally own or develop energy sources,  precious metals,  nonferrous  metals,  forest products,  real  estate,  diversified  resources  and other basic  commodities  that can be produced  and  marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S.  securities,  up to 50% of total assets also may be invested in foreign  securities.  The Portfolio may sell securities for a variety of reasons,  such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST Alliance Growth  Portfolio  normally  invests at least 80% of its total assets in the equity  securities of
U.S.  companies.  A U.S.  company is a company that is organized under United States law, has its principal  office in the United States and issues equity  securities that are traded  principally in the United States.  For purposes of the Portfolio,  a non-U.S.  company is a company that (i) is organized  outside the United States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be represented  in the  Portfolio,  with the 25 companies most highly  regarded by the
Sub-advisor  usually  constituting  approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal  research staff,  which generally  follows a primary  research  universe of more than 500 companies that have strong  management,  superior industry  positions,  excellent  balance sheets and superior  earnings growth  prospects.  An emphasis is placed on identifying  companies  whose  substantially  above average  prospective  earnings growth is not fully reflected in current market valuations.

During  market  declines,  while  adding to  positions in favored  stocks,  the  Portfolio  becomes  somewhat  more aggressive,  gradually  reducing  the number of  companies  represented  in its  portfolio.  Conversely,  in rising markets,  while reducing or eliminating fully valued positions,  the Portfolio becomes somewhat more  conservative, gradually  increasing the number of companies  represented in its portfolio.  The  Sub-advisor  therefore  seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth Portfolio invests,  under normal market  conditions,  at least 80% of its total assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of
companies  that  the  Sub-advisor   believes  offer  better  than  average  prospects  for  long-term  growth.  The
Sub-advisor uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

In managing the Portfolio,  the Sub-advisor  seeks to purchase  securities of companies that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico  Capital Growth  Portfolio will pursue its objective by investing  primarily in common stocks.  The
Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top-down"  approach takes into consideration  such  macro-economic factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In addition,  the Sub-advisor examines such factors as the most attractive global investment  opportunities,  industry consolidation,  and  the  sustainability  of  economic  trends.  As a  result  of this  "top  down"  analysis,  the
Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor  then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different  attributes,  including the company's specific market expertise or dominance,  its  franchise  durability  and pricing  power,  solid  fundamentals  (e.g.,  a strong  balance  sheet, improving  returns on equity,  and the  ability to generate  free cash flow),  strong  management,  and  reasonable valuations in the context of projected growth rates.

The AST JanCap Growth  Portfolio will pursue its objective by investing  primarily in common  stocks.  Common stock investments  will be in  companies  that the  Sub-advisor  believes  are  experiencing  favorable  demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.  The Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.

The AST Janus  Strategic  Value  Portfolio  pursues its objective by investing  primarily in common stocks with the potential for  long-term  growth of capital  using a "value"  approach.  The value  approach the  Sub-advisor  uses emphasizes  investments in companies it believes are undervalued  relative to their intrinsic  worth. A company may be  undervalued  due to market or  economic  conditions,  temporary  earnings  declines,  unfavorable  developments affecting the company or other factors.

The  Sub-advisor  measures  value as a function of  price/earnings  (P/E)  ratios and  price/free  cash flow. A P/E ratio is the  relationship  between the price of a stock and its earnings per share.  This figure is  determined by dividing  a  stock's  market  price by the  company's  earnings  per  share  amount.  Price/free  cash  flow is the relationship  between  the  price of a stock  and the  company's  available  cash  from  operations  minus  capital expenditures.  The  Sub-advisor  will typically seek  attractively  valued  companies that are improving their free cash flow and improving their returns on invested capital.

The  Sub-advisor  generally  takes a "bottom up"  approach  in choosing  investments  for the  Portfolio.  In other words,  the  Sub-advisor  seeks to identify  companies that are  undervalued by looking at companies one at a time, regardless of size,  country of organization,  place of principal  business  activity,  or other similar  selection criteria.

The AST  Alliance/Bernstein  Growth + Value  Portfolio  will  invest  primarily  in  common  stocks  of large  U.S.
companies   included  in  the  Russell   1000  Index  (the   "Russell   1000").   The  Russell  1000  is  a  market
capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.  companies.  As of June 30,
2000,  the average  market  capitalization  of the  companies  in the Russell  1000 index was  approximately  $14.1 billion.

Normally,  about 60-85  companies will be represented in the  Portfolio,  with 25-35  companies  primarily from the
Russell 1000 Growth Index (the "Growth Index")  constituting  approximately 50% of the Portfolio's net assets,  and
35-50 companies  primarily from the Russell 1000 Value Index (the "Value Index")  constituting the remainder of the
Portfolio's  net assets.  Daily cash flows (that is,  purchases and  reinvested  distributions)  and outflows (that is,  redemptions and expense items) will be divided between the two portfolio  segments for purposes of maintaining the  targeted  allocation  between  growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected  that the  allocation  of assets  between  portfolio  segments  will deviate more than 10% from the Target
Allocation,  it is  possible  that this  deviation  may be higher.  Factors  such as market  fluctuation,  economic conditions,  corporate  transactions  and  declaration  of  dividends  may  result in  deviations  from the  Target
Allocation.  In the event the  allocation  of assets to the  portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's net assets invested in growth stocks and 40% of the Portfolio's net assets invested in value stocks),  the Sub-advisors will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a  consequence,  assets may be allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

The AST Sanford  Bernstein  Core Value  Portfolio  will  pursue its  objective  by  investing  primarily  in common stocks.  The  Sub-advisor  expects  that the  majority  of the  Portfolio's  assets  will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things,  the  Portfolio  seeks to identify compelling  buying  opportunities  created when  companies are  undervalued  on the basis of investor  reactions to near-term  problems or  circumstances  even though  their  long-term  prospects  remain  sound.  The  Sub-advisor's investment  approach is value-based and price-driven,  and it relies on the intensive  fundamental  research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio  investments are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the  Sub-advisor.  In  selecting  investments  for the model  portfolio,  the  Sub-advisor  takes a  "bottom-up"
approach.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be  recognized  by the  market at large.  The  Sub-advisor  relates  present  value of each  company's forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

o        All of the capital growth  portfolios are equity funds,  and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o        The risk to which the capital growth  portfolios are subject  depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of  smaller  companies  tend to be  subject to more abrupt and erratic  price  movements  than  securities  of larger  companies,  in part  because  they may have limited product lines,  markets,  or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the
     AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST Federated  Aggressive
     Growth  Portfolio,  the AST Goldman Sachs  Small-Cap  Value  Portfolio,  and the AST Gabelli  Small-Cap  Value
     Portfolio can be expected to be subject to the highest  degree of risk  relative to the other  capital  growth funds.  The AST Janus Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Growth  Portfolio and the
     AST  Neuberger  Berman  Mid-Cap Value  Portfolio can be expected to be subject to somewhat less risk,  and the
     AST Alliance Growth  Portfolio,  the AST MFS Growth Portfolio,  the AST Marsico Capital Growth Portfolio,  the
     AST JanCap Growth  Portfolio,  the AST Janus Strategic Value Portfolio,  the AST  Alliance/Bernstein  Growth +
     Value  Portfolio  and the AST Sanford  Bernstein  Core Value  Portfolio to somewhat less risk than the mid-cap funds.  The AST Alger All-Cap  Growth  Portfolio,  the Gabelli  All-Cap  Value  Portfolio and the AST Kinetics
     Internet  Portfolio may invest in equity  securities of companies  without regard to  capitalization,  and may include  large and small  companies  at the same  time.  The AST T. Rowe  Price  Natural  Resources  Portfolio invests in companies of all sizes in order to take  advantage of the  opportunities  in the natural  resources sector, but generally invests mostly in large and medium-sized companies.

o        The AST PBHG Small-Cap  Growth  Portfolio,  the AST DeAM  Small-Cap  Growth  Portfolio,  the AST Federated
     Aggressive Growth Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth
     Portfolio,  the AST Alger All-Cap Growth  Portfolio,  the AST Alliance  Growth  Portfolio,  the AST MFS Growth
     Portfolio,  the AST Marsico  Capital  Growth  Portfolio and the AST JanCap Growth  Portfolio  generally take a growth  approach  to  investing,  while the AST  Goldman  Sachs  Small-Cap  Value  Portfolio,  the AST Gabelli
     Small-Cap Value Portfolio,  the AST Neuberger  Berman Mid-Cap Value  Portfolio,  the AST Gabelli All-Cap Value
     Portfolio,  the AST Janus  Strategic  Value  Portfolio,  and the AST Sanford  Bernstein  Core Value  Portfolio
     generally  take a value  approach.  Value stocks are believed to be selling at prices lower than what they are actually  worth,  while  growth  stocks are those of  companies  that are  expected  to grow at  above-average rates.  A portfolio  investing  primarily  in growth  stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value  stocks are subject to the risks that the market may not recognize the stock's actual value or that the market  actually  valued the stock  appropriately.  The AST
     Alliance/Bernstein Growth + Value Portfolio will invest almost equally in both value and growth stocks.

o        The AST Kinetics Internet  Portfolio and the AST T. Rowe Price Natural Resources  Portfolio are subject to an  additional  risk factor  because  they are less  diversified  than most equity  funds and could  therefore experience  sharp  price  declines  when  conditions  are  unfavorable  in the  sector in which  they  invest.
     Internet  companies  are  especially  sensitive  to the risk of product  obsolescence,  and may be affected by heightened  regulatory scrutiny and impending changes in government  policies.  The rate of earnings growth of natural resource  companies may be irregular  because these companies are strongly affected by natural forces, global economic cycles and international politics.

o        The AST Kinetics  Internet  Portfolio  and AST T. Rowe Price  Natural  Resources  Portfolios  may invest a portion of their assets in non-U.S.  securities.  Investments  in non-U.S.  securities  involve  risks such as fluctuations  in  currency  exchange  rates,  less  liquid  and more  volatile  securities  markets,  unstable political  and  economic  structures,  reduced  availability  of  information,  and lack of uniform  financial reporting and regulatory practices such as those that apply to U.S. issuers.

o        The AST Janus Mid-Cap Growth Portfolio, the AST Kinetics Internet Portfolio and the AST Janus Strategic
     Value Portfolio are non-diversified funds in that they may hold larger positions in a smaller number of securities.  As a result, a single security's increase or decrease in value may have a greater impact on a
     Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

Sanford Bernstein Managed     To outperform the S&P 500      The Portfolio invests primarily in common stocks included in
Index 500                     Stock Index                    the S&P 500.

American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable valuations in relation to their fundamental business prospects.

MFS Growth with Income        Long term growth of            The Portfolio invests primarily in common stocks and related
                              capital with a secondary       securities.
                              objective to seek
                              reasonable current income.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

AIM Balanced                  Capital growth and current     The Portfolio normally invests 30-70% of its total assets in
                              income                         equity securities and 30-70% in debt securities.

American Century Strategic    Capital growth and current     The Portfolio normally invests approximately 60% of its
Balanced                      income                         assets in equity securities and the remainder in bonds and other fixed income securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers Realty  Portfolio  pursues its investment  objective of maximizing  total return by seeking, with approximately equal emphasis,  capital growth and current income.  Under normal  circumstances,  the Portfolio will  invest  substantially  all of its assets in the equity  securities  of real  estate  companies.  Such  equity securities  will consist of common stocks,  rights or warrants to purchase  common stocks,  securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's  view, a significant  element of the securities' value, and preferred stocks.

For purposes of the Portfolio's  investment  policies,  a "real estate company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least
50% of its  assets  in real  estate.  The  Portfolio  may  invest up to 10% of its total  assets in  securities  of foreign real estate companies.  Real estate companies may include real estate  investment  trusts ("REITs").  REITs pool  investors'  funds for  investment  primarily in income  producing real estate or real estate related loans or interests.

The AST Sanford  Bernstein  Managed  Index 500 Portfolio  seeks to  outperform  the Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500(R)")  through  stock  selection  resulting in different  weightings  of common stocks relative  to the index.  The S&P 500 is an index of 500 common  stocks,  most of which  trade on the New York Stock
Exchange Inc. (the "NYSE").

In seeking to  outperform  the S&P 500, the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings  of the index.  It then uses a set of  quantitative  criteria  that are  designed  to  indicate  whether a particular  stock  will  predictably  perform  better  or  worse  than the S&P 500.  Based on these  criteria,  the
Sub-advisor  determines  whether the Portfolio should  over-weight,  under-weight or hold a neutral position in the stock  relative to the  proportion  of the S&P 500 that the stock  represents.  In addition,  the  Sub-advisor  may determine  based on the  quantitative  criteria that (1) certain S&P 500 stocks should not be held by the Portfolio in any  amount,  and (2)  certain  equity  securities  that are not  included  in the S&P 500 should be held by the
Portfolio.  The  Portfolio  may invest up to 15% of its total assets in equity  securities  not included in the S&P
500.

While the  Portfolio  attempts  to  outperform  the S&P 500, it is not  expected  that any  outperformance  will be substantial.  The Portfolio also may underperform the S&P 500 over short or extended periods.

The AST  American  Century  Income  & Growth  Portfolio's  investment  strategy  utilizes  quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured by market  capitalization), from most  attractive to least  attractive.  These  rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock  price to book value and stock  price to cash flow,  among  others.  To measure  growth,  the  Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In the second step, the Sub-advisor  uses a technique  called portfolio  optimization.  In portfolio  optimization, the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant  additional  risk. The  Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

The AST Alliance  Growth and Income  Portfolio  normally will invest in common stocks (and  securities  convertible into common stocks).

The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's  assets invested in securities that are selling at reasonable  valuations in relation to their fundamental  business  prospects.  In doing so, the Portfolio may forgo some  opportunities  for gains when,  in the judgement of the  Sub-advisor,  they are too risky.

In seeking to achieve its objective,  the Portfolio invests  primarily in the equity  securities of U.S.  companies that the  Sub-advisor  believes  are  undervalued.  The  Sub-advisor  believes  that,  over time,  stock prices (of companies in which the Portfolio  invests)  will come to reflect the  companies'  intrinsic  economic  values.  The
Sub-advisor uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.
Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best  combination of value and potential for price appreciation.

The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company  followed.
The  Sub-advisor  employs these models to identify  equity  securities  whose current  market prices do not reflect what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the
Sub-advisor  takes into  account  any  factors it  believes  bear on the  ability of the  company to perform in the future,  including  earnings  growth,  prospective  cash  flows,  dividend  growth  and growth in book  value.  The
Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

The AST MFS Growth with  Income  Portfolio  invests,  under  normal  market  conditions,  at least 65% of its total assets in common stocks and related  securities,  such as preferred stocks,  convertible  securities and depositary receipts.  The  stocks in which the  Portfolio  invests  generally  will pay  dividends.  While the  Portfolio  may invest in companies of any size, the Portfolio  generally  focuses on companies with larger market  capitalizations that the Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations based on current and expected  earnings or cash flow. The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that securities are selected based upon  fundamental  analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 20% of its net assets in foreign securities.

The AST INVESCO  Equity  Income  Portfolio  seeks to achieve its  objective  by investing  in  securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its  assets  in  dividend-paying  common  and  preferred  stocks  of  domestic  and  foreign issuers.  Up to 30% of the  Portfolio's  assets  may be  invested  in  equity  securities  that do not pay  regular dividends.  In addition,  the Portfolio  normally will have some portion of its assets  invested in debt securities or convertible bonds.

The AST AIM Balanced  Portfolio  attempts to meet its  objective  by  investing,  normally,  a minimum of 30% and a maximum  of 70% of its total  assets in equity  securities  and a minimum  of 30% and a maximum of 70% of its total assets in  non-convertible  debt securities.  The Portfolio may invest up to 25% of its total assets in convertible securities.  The  Portfolio  may invest up to 10% of its total assets in  high-yield  debt  securities  rated below investment  grade or deemed to be of comparable  quality  ("junk  bonds").  The Portfolio may also invest up to 25%
of its total assets in foreign securities.

In selecting the  percentages  of assets to be invested in equity or debt  securities,  the  Sub-advisor  considers such factors as general market and economic conditions,  as well as market,  economic and industry trends,  yields, interest  rates and changes in fiscal and  monetary  policies.  The  Sub-advisor  will  primarily  purchase  equity securities for growth of capital and debt securities for income  purposes.  However,  the Sub-advisor will focus on companies  whose  securities  have  the  potential  for  both  capital  appreciation  and  income  generation.  The
Sub-advisor considers whether to sell a security when it believes that the security no longer has that potential.

The Sub-advisor to the AST American Century Strategic Balanced  Portfolio intends to maintain  approximately 60% of the  Portfolio's  assets in equity  securities and the remainder in bonds and other fixed income  securities.  With the equity portion of the Portfolio,  the Sub-advisor  utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured by the value of their stock) from most attractive to least  attractive.  These  rankings are  determined by using a computer  model that combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure growth,  the Sub-advisor  uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor  uses a technique  called portfolio  optimization.  In portfolio  optimization, the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides better returns than the S&P 500 Index without taking on significant additional risk.

The Sub-advisor  intends to maintain  approximately 40% of the Portfolio's  assets in fixed income  securities.  Up to 20% of the  Portfolio's  fixed income  securities  will be invested in foreign  fixed income  securities.  These percentages  will fluctuate and may be higher or lower depending on the mix the  Sub-advisor  believes will be most appropriate  for achieving the Portfolio's  objectives.  The fixed income portion of the Portfolio is invested in a
diversified  portfolio  of  government   securities,   corporate  fixed  income  securities,   mortgage-backed  and
asset-backed  securities,  and similar securities.  The Sub-advisor's  strategy is to actively manage the Portfolio by investing  the  Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which represent better relative long-term investment opportunities.

The Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under  normal  market  conditions,  the  weighted  average  maturity  of the fixed  income  portion  of the
Portfolio will be in the 3- to 10-year range.

The AST T. Rowe Price Asset Allocation  Portfolio normally invests  approximately 60% of its total assets in equity securities  and 40% in fixed income  securities.  This mix may vary over shorter time periods;  the equity  portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor  concentrates  common stock investments in larger,  more established  companies,  but the Portfolio may include small and  medium-sized  companies  with good growth  prospects.  The  Portfolio's  exposure to smaller companies is not expected to be  substantial,  and will not  constitute  more than 30% of the equity portion of the
Portfolio.  Up to 35% of the equity  portion  may be  invested  in foreign  (non-U.S.  dollar  denominated)  equity securities.  The fixed  income  portion of the  Portfolio  will be  allocated  among  investment  grade  securities
(50-100%  of the  fixed  income  portion);  high  yield or  "junk"  bonds  (up to 30%);  foreign  (non-U.S.  dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

Bond  investments  may  include  U.S.  Treasury  and agency  issues,  corporate  debt  securities,  mortgage-backed securities  (including  derivatives  such as  collateralized  mortgage  obligations  and  stripped  mortgage-backed securities)  and  asset-backed  securities.  While the weighted  average  maturities of each component of the fixed income portion (i.e.,  investment  grade,  high yield,  etc.) of the Portfolio  will differ,  the weighted  average maturity of the fixed income  portion as a whole (except for the cash reserves  component) is expected to be in the range of 7 to 12 years.  Maturities will reflect the sub-advisor's outlook for interest rates.

The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.
The  Portfolio's   investments  in  foreign  equity  and  debt  securities  are  intended  to  provide   additional
diversification,  and the  Sub-advisor  will normally have at least three different  countries  represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in other securities,  including  futures and options,  in keeping with its objective.
Securities may be sold for a variety of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary  risk of each of the growth and income  portfolios  is that the value of the  securities  they hold will decline.  The degree of risk to which the growth and income  portfolios  are subject is likely to be somewhat less than a portfolio  investing  exclusively  for capital growth.  Nonetheless,  the share prices of the growth and income portfolios can decline substantially.

o        The AST Cohen & Steers Realty Portfolio,  the AST Sanford  Bernstein Managed Index 500 Portfolio,  the AST
     MFS Growth with Income  Portfolio,  the AST American Century Income & Growth  Portfolio,  and the AST Alliance
     Growth and Income  Portfolio invest  primarily in equity  securities.  The AST INVESCO Equity Income Portfolio invests  primarily  in  equity  securities,  but will  normally  invest  some of its  assets  in fixed  income securities.  The AST AIM Balanced Portfolio,  the AST American Century Strategic Balanced  Portfolio,  and the
     AST T. Rowe Price Asset  Allocation  Portfolio  generally  invest in both equity and fixed income  securities.
     The values of equity  securities  tend to fluctuate  more widely than the values of fixed  income  securities.
     Therefore,  those  growth and income  portfolios  that invest  primarily in equity  securities  will likely be subject  to  somewhat  higher  risk than  those  portfolios  that  invest  in both  equity  and  fixed  income securities.

o        Each of the Portfolios that makes  significant  investments in fixed income  securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater risk that the issuer may fail to make  interest and  principal  payments on the  securities  when due.  Each of these  Portfolios  generally invests  in  intermediate-  to  long-term  fixed  income  securities.  Fixed  income  securities  with  longer maturities are generally  subject to greater risk than fixed income  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        The AST Cohen & Steers  Realty  Portfolio  is  subject to an  additional  risk  factor  because it is less diversified  than most equity funds and could  therefore  experience  sharp price declines when conditions are unfavorable  in the real  estate  sector.  Real  estate  securities  may be subject to risks  similar to those associated with direct  ownership of real estate.  These include risks related to economic  conditions,  heavy cash flow dependency,  overbuilding,  extended  vacancies of properties,  changes in neighborhood  values, and zoning, environmental and housing regulations.

o        Because the AST Sanford  Bernstein  Managed Index 500  Portfolio  invests  primarily in equity  securities included in the S&P 500, and some of these  securities do not produce income,  the Portfolio may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Lord Abbett Bond-Debenture    High current income and        The Portfolio invests primarily in high yield and investment
                              the opportunity for            grade debt securities, securities convertible into common
                              capital appreciation to        stock and preferred stocks.
                              produce a high total
                              return.

Federated High Yield          High current income            The Portfolio invests primarily in lower-quality fixed income securities.

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.
Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

To  achieve  its  objectives,  the AST T. Rowe  Price  Global  Bond  Portfolio  (formerly,  the AST T.  Rowe  Price
International  Bond  Portfolio)  will invest at least 65% of its total assets in all types of bonds including those issued or guaranteed by the U.S. or foreign  governments  or their agencies and by foreign  authorities,  provinces and  municipalities  as well as  investment  grade  corporate  bonds,  mortgage  and  asset-backed  securities  and high-yield  bonds of U.S. and foreign  issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively managing  its  maturity  structure  and  currency  exposure.  The  Sub-advisor  bases its  investment  decisions on fundamental  market factors,  currency trends,  and credit quality.  The Portfolio  generally  invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain  an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions  on the overall  portfolio or on individual  securities.  The  Portfolio may and  frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk bonds
("junk bonds") and emerging market bonds.  Some emerging market bonds,  such as Brady Bonds,  may be denominated in
U.S.  dollars.  In  addition,  the  Portfolio  may  invest up to 30% of its  assets in  mortgage-backed  (including derivatives,  such as  collateralized  mortgage  obligations and stripped  mortgage  securities)  and  asset-backed securities.

The AST  Federated  High Yield  Portfolio  will invest at least 65% of its assets in  lower-rated  corporate  fixed income  securities  ("junk  bonds").  These fixed  income  securities  may include  preferred  stocks,  convertible securities,  bonds,  debentures,  notes,  equipment  lease  certificates  and  equipment  trust  certificates.  The securities in which the Portfolio  invests  usually will be rated below the three  highest  rating  categories of a nationally  recognized rating  organization (AAA, AA, or A for Standard & Poor's Corporation  ("Standard & Poor's")
and Aaa, Aa or A for Moody's  Investors  Service,  Inc.  ("Moody's"))  or, if unrated,  are of comparable  quality.
There is no lower limit on the rating of securities in which the Portfolio may invest.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit  Research.  The  Sub-advisor  will  perform its own credit  analysis  in  addition to using  rating organizations  and other  sources,  and may have  discussions  with the  issuer's  management  or other  investment analysts  regarding  issuers.  The Sub-advisor's  credit analysis will consider the issuer's  financial  soundness, its  responsiveness  to changing  business and market  conditions,  and its anticipated cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places  special  emphasis on the  estimated  current value of the issuer's assets rather than their historical cost.

         Diversification.  The  Sub-advisor  invests in  securities  of many  different  issuers,  industries,  and economic sectors.

         Economic  Analysis.  The Sub-advisor  will analyze current  developments  and trends in the economy and in the financial markets.

To  pursue  its  objective,  the AST Lord  Abbett  Bond-Debenture  Portfolio  normally  invests  in high  yield and investment  grade debt securities,  securities  convertible  into common stock and preferred  stocks.  Under normal circumstances,  the  Portfolio  invests  at least 65% of its total  assets in fixed  income  securities  of various types.  At  least  20% of  the  Portfolio's  assets  must  be  invested  in any  combination  of  investment  grade securities, U.S. Government securities and cash equivalents.

The  Sub-advisor  believes  that a high total  return  (current  income and capital  growth) may be derived from an actively managed,  diversified  portfolio of investments.  Through portfolio  diversification,  credit analysis and attention to current  developments and trends in interest rates and economic  conditions,  the Sub-advisor attempts to reduce the Portfolio's  risks. The Sub-advisor seeks unusual values,  using  fundamental,  "bottom-up"  research
(i.e.,  research on individual  companies rather than the economy as a whole) to identify  undervalued  securities.
The Portfolio may find good value in high yield securities,  sometimes called  "lower-rated bonds" or "junk bonds,"
and  frequently  may have more than half of its assets  invested in those  securities.  The Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain a weighted average maturity in the range of seven to nine years,  there are no maturity  restrictions on the overall portfolio or on individual securities.

The AST PIMCO Total Return Bond  Portfolio  will invest at least 65% of its assets in the following  types of fixed income securities:

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited  Maturity  Bond  Portfolio  will invest at least 65% of its assets in the following  types of fixed income securities:

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST Money Market Portfolio will invest in high-quality,  short-term,  U.S. dollar denominated  corporate,  bank and government  obligations.  Under the  regulatory  requirements  applicable to money market funds,  the Portfolio must maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in securities  that have effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance  with  guidelines  adopted by the Directors of the Company,  present minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and
Standard  &  Poor's),  such  organization  has  rated  it with the  highest  rating  assigned  to  short-term  debt securities;

         (2) if rated by more than one nationally recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is  determined to be of comparable  quality in  accordance  with the  guidelines noted above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are  subject  to greater  risk that the  company  may fail to make  interest  and  principal  payments  on the securities when due. Fixed income  securities with longer  maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        While the AST T. Rowe Price Global Bond Portfolio  invests in high-quality  fixed income  securities,  its substantial  investments in foreign fixed income  securities and relatively long average maturity will tend to increase its level of risk. Like foreign equity  investments,  foreign fixed income investments  involve risks such as  fluctuations  in currency  exchange  rates,  unstable  political  and  economic  structures,  lack of liquidity,  reduced  availability  of  information,  and lack of uniform  financial  reporting and  regulatory practices  such as those that apply to U.S.  issuers.  The AST T. Rowe Price Global Bond  Portfolio can invest to  some  degree  in  securities  of  issuers  in  developing  countries  and in  lower-quality  fixed  income securities,  and the risks of the Portfolio may be  accentuated by these  holdings.  The  mortgage-backed  and asset-backed  securities  could  subject the  Portfolio to increased  volatility in the event of interest rate changes.

o        As a fund that invests primarily in lower-quality  fixed income  securities,  the AST Federated High Yield
     Portfolio  will be subject to a level of risk that is high  relative to other fixed  income  funds,  and which may be  comparable  to or  higher  than  some  equity  funds.  The  level  of  risk  of the  AST  Lord  Abbett
     Bond-Debenture  Portfolio  may be higher  than many  other  fixed  income  funds  because  it will  often have significant  investments in  lower-quality  fixed income  securities.  Like equity  securities,  lower-quality
     fixed  income  securities  tend  to  reflect   short-term  market   developments  to  a  greater  extent  than
     higher-quality   fixed  income   securities.   An  economic   downturn  may  adversely  affect  the  value  of
     lower-quality  securities,  and the  trading  market for such  securities  is  generally  less liquid than the market for higher-quality securities.

o        The  average  duration  or maturity of the AST Lord  Abbett  Bond-Debenture  Portfolio  generally  will be longer than that of the AST PIMCO Total Return Bond  Portfolio,  which in turn will be longer than that of the
     AST PIMCO Limited  Maturity Bond  Portfolio,  and funds having longer  average  maturities or durations can be expected to be subject to a greater  level of risk than  shorter-term  funds.  As funds that invest  primarily in  high-quality  fixed  income  securities,  the  level of risk to which  the AST  PIMCO  Total  Return  Bond
     Portfolio  and AST PIMCO  Limited  Maturity  Bond  Portfolio  are subject can be expected to be less than most equity  funds.  Nonetheless,  the fixed  income  securities  held by these  Portfolios  can  decline  in value because of changes in their  quality,  in market  interest  rates,  or for other  reasons.  While the  complex fixed income  securities  invested in and investment  practices  engaged in by the AST PIMCO Total Return Bond
     Portfolio  and AST PIMCO  Limited  Maturity  Portfolio  are  designed to increase  their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.

o        The AST Money Market  Portfolio seeks to preserve the value of your investment at $1.00 per share,  but it is still  possible  to lose money by  investing  in the  Portfolio.  An  investment  in the  Portfolio  is not insured or  guaranteed  by the Federal  Deposit  Insurance  Corporation  or any other  government  agency.  In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The tables below each bar chart show each such  Portfolio's  best and worst quarters during the periods  included in the bar chart,  as well as average  annual total returns for each Portfolio  since  inception.
This  information may help provide an indication of each  Portfolio's  risks by showing changes in performance from year to year and by  comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The performance  figures do not reflect any charges  associated  with the variable  insurance  contracts  through which
Portfolio  shares are  purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.
Past  performance  does not  necessarily  indicate  how a  Portfolio  will  perform in the future.  No  performance information is included for those Portfolios that commenced  operations after January,  2000 (the AST Scudder Japan
Portfolio,  the AST Federated Aggressive Growth Portfolio,  the AST Janus Mid-Cap Growth Portfolio, the AST Gabelli
All-Cap Value Portfolio,  the AST Kinetics  Internet  Portfolio,  the AST Janus Strategic Value Portfolio,  the AST
Alliance/Bernstein  Growth + Value  Portfolio,  the AST Sanford  Bernstein  Core Value  Portfolio  and the AST Lord
Abbett Bond-Debenture Portfolio).

AST FOUNDERS PASSPORT PORTFOLIO*

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
12.91%
2.03%
10.92%
89.71%
-30.28%
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 64.20%, 4th quarter 1999	Down 22.77%, 2nd quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-30.28%	-14.17%
5 years	11.07%	7.13%
Since inception (5/2/95)	10.32%	7.45%

*Prior to October 15, 1996, the AST Founders Passport Portfolio was known as the Seligman Henderson International Small-Cap Portfolio, and Seligman Henderson Co. served as Sub-advisor to the Portfolio.

Part of the historical performance of the Portfolio is due to purchases of securities sold in Initial Public Offerings ("IPOs"). The effect of IPOs on the Portfolio's performance depends on a variety of factors including the number of IPOs that the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. There is no guarantee that the Portfolio's investments in IPOs, if any, will continue to have a similar impact on the Portfolio's performance.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO*

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
7.01%
-8.35%
36.11%
2.64%
10.00%
9.65%
18.15%
20.10%
64.13%
-26.49%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	**Worst Quarter**
Up 42.51%, 4th quarter 1999	Down 19.79%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	**Portfolio**	**Index: Morgan Stanley Capital International (MSCI) EAFE Index**
1 year	-26.49%	-14.17%
5 year	13.42%	7.13%
10 year	10.96%	8.25%

* Between May 4, 1999 and December 10, 2001, the AST Strong International Equity Portfolio was known as the AST AIM International Equity Portfolio, and A I M Capital Management, Inc. served as the Sub-advisor to the Portfolio. Between October 15, 1996 and May 4, 1999, the Portfolio was known as the AST Putnam International Equity Portfolio, and Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio.

AST JANUS OVERSEAS GROWTH PORTFOLIO

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
18.70%
16.22%
82.68%
-24.62%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 59.16%, 4th quarter 1999	Down 18.54%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-24.62%	-14.17%
Since inception (1/2/97)	17.39%	8.36%

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
15.10%
18.68%
65.20%
-16.10%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 49.04%, 4th quarter 1999	Down 17.66%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-16.10%	-14.17%
Since Inception (1/2/97)	17.32%	8.36%

AST MFS GLOBAL EQUITY PORTFOLIO

0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-7.17%
2000

Best Quarter	Worst Quarter
Up 2.52%, 1st quarter 2000	Down 5.13%, 3rd quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-7.17%	-9.10%
Since Inception (10/18/99)	2.05%	-2.68%

AST PBHG SMALL-CAP GROWTH PORTFOLIO*

150.00%
100.00%
50.00%
0.00%
-50.00%
8.40%
32.56%
20.05%
6.01%
3.49%
141.96%
-48.16%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-48.16%	-9.10%
5 year	10.56%	18.32%
Since Inception (1/4/94)	13.15%	18.24%

AST DeAM SMALL-CAP GROWTH PORTFOLIO*

55.90%
-20.95%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
1999
2000

Best Quarter	Worst Quarter
Up 47.63%, 4th quarter 1999	Down 22.89%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-20.95%	-9.10%
Since Inception (1/4/99)	11.04%	4.96%

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO*

33.85%
35.00%
25.00%
15.00%
5.00%
-5.00%
8.81%
-0.10%
1998
1999
2000

Best Quarter	Worst Quarter
Up 22.89%, 2nd quarter 1999	Down 22.12%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	33.85%	-9.10%
Since Inception (1/2/98)	13.29%	12.09%

AST GABELLI SMALL-CAP VALUE PORTFOLIO*

28.80%
-10.53%
0.58%
21.86%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 19.09%, 2nd quarter 1999	Down 19.88%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	21.86%	-9.10%
Since Inception (1/2/97)	9.01%	17.36%

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
24.42%
16.34%
16.68%
20.65%
51.37%
-8.07%
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 49.25%, 4th quarter 1999	Down 24.24%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-8.07%	-9.10%
5 year	17.91%	18.32%
Since Inception (10/20/94)	18.23%	20.39%

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-6.95%
26.13%
11.53%
26.42%
-2.33%
5.67%
27.49%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 15.95%, 4th quarter 1998	Down 14.37%, 3rd quarter 1999

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	27.49%	-9.10%
5 year	13.16%	18.32%
Since Inception (5/4/93)	11.78%	17.58%

AST ALGER ALL-CAP GROWTH PORTFOLIO

0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-31.60%
2000

Best Quarter	Worst Quarter
Up 9.10%, 1st quarter 2000	Down 20.83%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-31.60%	-9.10%
Since Inception (12/31/99)	-31.60%	-9.10%

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
30.74%
3.39%
-11.83%
28.11%
26.79%
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 17.84%, 2nd quarter 1999	Down 14.04%, 4th quarter 1997

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	26.79%	-9.10%
5 years	14.12%	18.32%
Since Inception (5/2/95)	14.45%	20.08%

AST ALLIANCE GROWTH PORTFOLIO*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
14.83%
27.34%
33.91%
-13.74%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 28.30%, 4th quarter 1999	Down 16.48%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-13.74%	-9.10%
Since Inception (5/2/96)	14.16%	18.46%

AST MFS GROWTH PORTFOLIO

0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-6.53%
2000

Best Quarter	Worst Quarter
Up 8.87%, 1st quarter 2000	Down 12.80%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-6.53%	-9.10%
Since Inception (10/18/99)	4.63%	5.61%

AST MARSICO CAPITAL GROWTH PORTFOLIO

60.00%
40.00%
20.00%
0.00%
-20.00%
41.59%
52.58%
-14.25%
1998
1999
2000

Best Quarter	Worst Quarter
Up 36.36%, 4th quarter 1999	Down 12.80%, 3rd quarter 1998

Average annual total returns for periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-14.25%	-9.10%
Since Inception (12/22/97)	22.69%	12.84%

AST JANCAP GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
11.87%
-4.51%
37.98%
28.36%
28.66%
68.26%
55.01%
-30.97%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 21.43%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-30.97%	-9.10%
5 year	24.35%	18.32%
Since Inception (11/5/92)	20.61%	17.52%

AST COHEN & STEERS REALTY PORTFOLIO

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-16.00%
2.26%
26.19%
1998
1999
2000

Best Quarter	Worst Quarter
Up 10.53%, 2nd quarter 1999	Down 10.76%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: NAREIT Equity REIT Index
1 year	26.19%	26.37%
Since Inception (1/2/98)	2.72%	-1.34%

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO*

27.90%
21.23%
-8.82%
30.00%
20.00%
10.00%
0.00%
-10.00%
1998
1999
2000

Best Quarter	Worst Quarter
Up 21.58%, 4th quarter 1998	Down 10.09%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-8.82%	-9.10%
Since Inception (1/2/98)	12.21%	12.09%

AST ALLIANCE GROWTH AND INCOME PORTFOLIO*

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
13.69%
2.22%
28.91%
18.56%
23.92%
12.48%
16.09%
5.52%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 16.94%, 4th quarter 1998	Down 12.26%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	5.52%	-9.10%
5 year	15.15%	18.32%
Since Inception (5/1/92)	14.53%	16.77%

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO*

22.30%
12.27%
22.98%
-10.77%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 16.72%, 4th quarter 1998	Down 11.30%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-10.77%	-9.10%
Since Inception (1/2/97)	10.78%	17.36%

AST MFS GROWTH WITH INCOME PORTFOLIO

0.20%
0.15%
0.10%
0.05%
0.00%
0.19%
2000

Best Quarter	Worst Quarter
Up 2.07%, 3rd quarter 2000	Down 2.86%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	0.19%	-9.10%
Since Inception (10/18/99)	4.45%	5.61%

AST INVESCO EQUITY INCOME PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-2.50%
30.07%
17.09%
23.33%
13.34%
11.74%
4.74%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 12.32%, 4th quarter 1998	Down 8.68%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	4.74%	-9.10%
5 year	13.88%	18.32%
Since Inception (1/4/94)	13.52%	18.24%

AST AIM BALANCED PORTFOLIO*

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
0.09%
22.60%
11.23%
18.28%
12.86%
20.85%
-4.36%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 16.25%, 4th quarter 1999	Down 7.70%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/ Credit Index)
1 year	-4.36%	-0.72%
5 year	11.40%	13.48%
Since Inception (5/4/93)	11.00%	13.21%

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
13.40%
21.29%
12.97%
-3.11%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 14.12%, 4th quarter 1998	Down 6.56%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Blended Index (60% Standard & Poors 500, 40% Lehman Aggregate Bond Index)*
1 year	-3.11%	-0.81%
Since Inception (1/2/97)	10.76%	13.29%

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

23.36%
13.14%
18.40%
18.36%
10.28%
0.60%
-0.48%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 11.92%, 4th quarter 1998	Down 4.58%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothe Government/ Credit Index)
1 year	-0.48%	-0.72
5 year	11.72%	13.48
Since Inception (1/4/94)	11.44%	13.56

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO*

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
11.10%
5.98%
-3.42%
14.72%
-8.33%
-0.45%
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 6.31%, 4th quarter 1998	Down 5.56%, 1st quarter 1999

Average annual total returns For periods ending 12/31/00	Portfolio	Index: J.P. Morgan Non-U.S. Government Bond Index	Index: Lehman Broth Aggregate Ind
1 year	-0.45%	-2.48%	
5 year	1.39%	1.86%	
Since Inception (5/3/94)	2.15%	4.80%	

**The Portfolio's investment focus was expanded in May 2000 to include U.S. Government and corporate bonds in addition to non-U.S. dollar denominated government and corporate bonds. Accordingly, the Portfolio's benchmark index has been changed to the Lehman Brothers Global Aggregate Index.

AST FEDERATED HIGH YIELD PORTFOLIO

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-3.10%
19.57%
13.58%
13.59%
2.61%
2.00%
-9.69%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 5.73%, 1st quarter 1995	Down 7.35%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Merrill Lynch High Yield Index
1 year	-9.69%	-3.79%
5 year	4.05%	4.89%
Since Inception (1/4/94)	5.06%	6.03%

AST PIMCO TOTAL RETURN BOND PORTFOLIO

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-2.50%
18.78%
3.42%
9.87%
9.46%
-1.09%
11.57%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 5.07%, 3rd quarter 1998	Down 2.54%, 1st quarter 1996

Average annual total returns For periods ending 12/31/00	Portfolio	Index: LB Aggregate Index
1 year	11.57%	11.63%
5 year	6.54%	6.46%
Since Inception (1/4/94)	6.85%	6.68%

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.90%
7.46%
5.72%
3.37%
8.43%
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 2.95%, 4th quarter 1998	Down 0.52%, 1st quarter 1996

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	8.43%	7.99%
5 years	5.76%	5.97%
Since Inception (5/2/95)	5.91%	6.40%

AST MONEY MARKET PORTFOLIO*

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.55%
3.75%
5.05%
5.08%
5.18%
5.14%
4.60%
5.76%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 1.53%, 4th quarter 2000	Up 0.62%, 2nd quarter 1993

7-day yield (as of 12/31/00)	6.25%

FEES AND EXPENSES OF THE PORTFOLIOS:
The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.
Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2000.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because shares of the Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product  should be carefully  reviewed  for  information  on the charges and expenses of those  products.
This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                           Management   Distribution   Other        Total Annual    Fee Waivers     Net
                                           Fees         and Service    Expenses     Portfolio      and Expense      Annual
                                                        (12b-1)                     Operating      Reimbursement(6) Fund
Portfolio:                                              Fees(5)                     Expenses                        Operating
                                                                                                                    Expenses
------------------------------------------ ------------ -------------- ------------ -------------- ---------------- ------------
AST Founders Passport                          1.00         0.00            0.38         1.38           N/A              1.38
AST Scudder Japan(1)                           1.00         0.00            1.78         2.78           1.03             1.75
AST Strong International Equity                0.86         0.06            0.24         1.16           N/A              1.16
AST Janus Overseas Growth                      1.00         0.01            0.18         1.19           N/A              1.19
AST American Century International             1.00         0.00            0.24         1.24           N/A              1.24
Growth(2)
AST MFS Global Equity                          1.00         0.00            0.87         1.87           0.12             1.75
AST PBHG Small-Cap Growth                      0.90         0.01            0.16         1.07           N/A              1.07
AST DeAM Small-Cap Growth                      0.95         0.02            0.16         1.13           N/A              1.13
AST Federated Aggressive Growth(1)             0.95         0.00            6.27         7.22           5.87             1.35
AST Goldman Sachs Small-Cap Value              0.95         0.00            0.20         1.15           N/A              1.15
AST Gabelli Small-Cap Value                    0.90         0.01            0.21         1.12           N/A              1.12
AST Janus Mid-Cap Growth(3)                    1.00         0.00            0.28         1.28           N/A              1.28
AST Neuberger Berman Mid-Cap Growth            0.90         0.03            0.16         1.09           N/A              1.09
AST Neuberger Berman Mid-Cap Value             0.90         0.16            0.18         1.24           N/A              1.24
AST Alger All-Cap Growth                       0.95         0.05            0.24         1.24           N/A              1.24
AST Gabelli All-Cap Value(1)                   0.95         0.00            0.64         1.59           0.14             1.45
AST Kinetics Internet(1)                       1.00         0.00            4.34         5.34           3.94             1.40
AST T. Rowe Price Natural Resources            0.90         0.06            0.24         1.20           N/A              1.20
AST Alliance Growth                            0.90         0.07            0.19         1.16           N/A              1.16
AST MFS Growth                                 0.90         0.00            0.30         1.20           N/A              1.20
AST Marsico Capital Growth                     0.90         0.02            0.14         1.06           0.02             1.04
AST JanCap Growth                              0.90         0.01            0.13         1.04           0.04             1.00
AST Janus Strategic Value(1)                   1.00         0.00            1.41         2.41           1.06             1.35
AST Alliance/Bernstein Growth + Value(4)       0.90         0.03            0.24         1.17           N/A              1.17
AST Sanford Bernstein Core Value(3)            0.75         0.03            0.24         1.02           N/A              1.02
AST Cohen & Steers Realty                      1.00         0.06            0.22         1.28           N/A              1.28
AST Sanford Bernstein Managed Index 500        0.60         0.02            0.16         0.78           N/A              0.78
AST American Century Income & Growth           0.75         0.00            0.19         0.94           N/A              0.94
AST Alliance Growth and Income                 0.75         0.16            0.15         1.06           0.01             1.05
AST MFS Growth with Income                     0.90         0.00            0.33         1.23           N/A              1.23
AST INVESCO Equity Income                      0.75         0.03            0.17         0.95           0.01             0.94
AST AIM Balanced                               0.73         0.00            0.22         0.95           N/A              0.95
AST American Century Strategic Balanced        0.85         0.00            0.25         1.10           N/A              1.10
AST T. Rowe Price Asset Allocation             0.85         0.00            0.23         1.08           N/A              1.08
AST T. Rowe Price Global Bond                  0.80         0.00            0.32         1.12           N/A              1.12
AST Federated High Yield                       0.75         0.00            0.21         0.96           N/A              0.96
AST Lord Abbett Bond-Debenture(1)              0.80         0.00            2.27         3.07           1.87             1.20
AST PIMCO Total Return Bond                    0.65         0.00            0.17         0.82           N/A              0.82
AST PIMCO Limited Maturity Bond                0.65         0.00            0.22         0.87           N/A              0.87
AST Money Market                               0.50         0.00            0.15         0.65           0.05             0.60
(1)  These Portfolios commenced operations in October 2000.  "Other Expenses" and "Distribution and Service Fees"
shown are based on estimated amounts for the fiscal year ending December 31, 2001.
(2)  The expense information for this Portfolio reflects the addition of the net assets of the AST American
Century International Growth Portfolio II ("Portfolio II") as result of a merger between the Portfolio and
Portfolio II.
(3)  This Portfolio commenced operations in May 2000.  "Other Expenses" and "Distribution and Service Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2001.
(4)  These Portfolio commenced operations in May 2001.  "Other Expenses" and "Distribution and Service Fees"
shown are based on estimated amounts for the fiscal year ending December 31, 2001.
(5) As discussed  below under  "Management  of the Trust - Fees and Expenses,  the Trustees  adopted a Distribution
Plan (the  "Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the  Trust's  Investment  Manager to receive brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolio.  While the brokerage  commission  rates and amounts paid by the various  Portfolios  are not  expected to increase as a result of the  Distribution  Plan,  the staff of the Securities  and Exchange  Commission  takes the position that  commission  amounts  received under the
Distribution  Plan should be  reflected as  distribution  expenses of the  Portfolios.  The  Distribution  Fees are derived and annualized from data regarding  commission  amounts  directed to the affiliate  under the  Distribution
Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution
Plan will vary and the amounts  directed during the last full fiscal year of the Plan's  operations may differ from the amounts listed in the above chart.
(6) The Investment  Manager has agreed to reimburse  and/or waive fees for certain  Portfolios until at least April
30, 2002. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements,  while the caption "Net Annual Fund  Operating  Expenses"  reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Founders Passport                               $141              $437              $755             $1,657
AST Scudder Japan                                    178               551              949               2,062
AST Strong International Equity                      118               368              638               1,409
AST Janus Overseas Growth                            121               378              654               1,443
AST American Century International Growth            129               403              697               1,534
AST MFS Global Equity                                178               551              949               2,062
AST PBHG Small-Cap Growth                            109               340              590               1,306
AST DeAM Small-Cap Growth                            115               359              622               1,375
AST Federated Aggressive Growth                      137               428              739               1,624
AST Goldman Sachs Small-Cap Value                    117               365              633               1,398
AST Gabelli Small-Cap Value                          114               356              617               1,363
AST Janus Mid-Cap Growth                             130               406              702               1,545
AST Neuberger Berman Mid-Cap Growth                  111               347              601               1,329
AST Neuberger Berman Mid-Cap Value                   126               393              681               1,500
AST Alger All-Cap Growth                             126               393              681               1,500
AST Gabelli All-Cap Value                            148               459              792               1,735
AST Kinetics Internet                                143               443              766               1,680
AST T. Rowe Price Natural Resources                  122               381              660               1,455
AST Alliance Growth                                  118               368              638               1,409
AST MFS Growth                                       122               381              660               1,455
AST Marsico Capital Growth                           106               331              574               1,271
AST JanCap Growth                                    102               318              552               1,225
AST Janus Strategic Value                            137               428              739               1,624
AST Alliance/Bernstein Growth + Value                119               372              N/A               N/A
AST Sanford Bernstein Core Value                     104               325              N/A               N/A
AST Cohen & Steers Realty                            130               406              702               1,545
AST Sanford Bernstein Managed Index 500               80               249              433                 966
AST American Century Income & Growth                  96               300              520               1,155
AST Alliance Growth and Income                       107               334              579               1,283
AST MFS Growth with Income                           125               390              676               1,489
AST INVESCO Equity Income                             96               300              520               1,155
AST AIM Balanced                                      97               303              526               1,166
AST American Century Strategic Balanced              112               350              606               1,340
AST T. Rowe Price Asset Allocation                   110               343              595               1,317
AST T. Rowe Price Global Bond                        114               356              617               1,363
AST Federated High Yield                              98               306              531               1,178
AST Lord Abbett Bond-Debenture                       122               381              660               1,455
AST PIMCO Total Return Bond                           84               262              455               1,014
AST PIMCO Limited Maturity Bond                       89               278              482               1,073
AST Money Market                                      61               192              335                 750

INVESTMENT OBJECTIVES AND POLICIES:

 .........The  investment  objective,  policies and  limitations  for each of the  Portfolios  are described  below.
While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment objective and investment  focus. As a result,  the risks,  opportunities  and returns of investing in each Portfolio will differ.
The  investment  objectives  and  policies of the  Portfolios  generally  are not  fundamental  policies and may be changed by the Trustees without shareholder approval.

 .........There  can be no  assurance  that the  investment  objective  of any  Portfolio  will be  achieved.  Risks relating to certain types of securities  and  instruments  in which the Portfolios may invest are described in this
Prospectus under "Certain Risk Factors and Investment Methods."

 .........If  approved  by the  Trustees,  the Trust  may add more  Portfolios  and may cease to offer any  existing
Portfolios in the future.

AST FOUNDERS passport portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To achieve its  objective,  the  Portfolio  normally  invests  primarily in  securities  issued by foreign companies that have market  capitalizations  of $1.5 billion or less (this maximum may be revised from time to time based on stock  market  valuations  and industry  standards).  These  securities  may  represent  companies in both established and emerging economies throughout the world.

         At  least  65%  of  the  Portfolio's  total  assets  normally  will  be  invested  in  foreign  securities representing a minimum of three  countries.  The Portfolio may invest in larger foreign  companies or in U.S.-based companies  if, in the  Sub-advisor's  opinion,  they  represent  better  prospects  for capital  appreciation.  The
Sub-advisor looks for companies whose fundamental  strengths  indicate  potential for growth in earnings per share.
The  Sub-advisor  generally  takes a "bottom up"  approach to building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for significant  earnings growth,  rather than choosing  investments based on broader economic characteristics of countries or industries.

         As discussed below,  foreign  securities are generally  considered to involve more risk than those of U.S.
companies,  and  securities  of smaller  companies  are  generally  considered  to be riskier  than those of larger companies.  Therefore,  because the Portfolio's  investment focus is on securities of small foreign companies,  the risk of loss and share  price  fluctuation  of this  Portfolio  likely  will be high  relative to most of the other
Portfolios of the Trust and popular market averages.

         Foreign  Securities.  For purposes of the Portfolio,  the term "foreign  securities"  refers to securities of issuers,  that, in the judgment of the  Sub-advisor,  have their principal  business  activities  outside of the
United States,  and may include American  Depositary  Receipts.  The determination of whether an issuer's principal activities  are outside of the United  States  will be based on the  location of the  issuer's  assets,  personnel, sales,  and earnings  (specifically  on whether more than 50% of the issuer's assets are located,  or more than 50%
of the  issuer's  gross  income is earned,  outside  of the United  States)  or on  whether  the  issuer's  sole or principal  stock exchange  listing is outside of the United States.  The foreign  securities in which the Portfolio will invest  typically will be traded on the applicable  country's  principal stock exchange but may also be traded on regional exchanges or over-the-counter.

         Investments in foreign securities involve different risks than U.S.  investments,  including  fluctuations
in  currency  exchange  rates,  unstable  political  and  economic  structures,   reduced  availability  of  public
information,  and lack of uniform  financial  reporting and  regulatory  practices such as those that apply to U.S.
issuers.  Some foreign  companies may exclude  foreign  investors,  such as the Portfolio,  from  participating  in beneficial  corporate  actions,  such as rights  offerings.  As a result,  the  Portfolio  may not realize the same value from a foreign  investment as a shareholder  residing in that country.  Foreign  investments of the Portfolio may include  securities issued by companies located in developing  countries.  Developing  countries are subject to more economic,  political and business risk than major  industrialized  nations,  and the securities they issue are expected to be more  volatile  and more  uncertain  as to payment of  interest  and  principal.  The  Portfolio  is permitted  to use  forward  foreign  currency  contracts  in  connection  with the  purchase  or sale of a specific security or for hedging purposes.

         For an additional  discussion  of the risks  involved in foreign  securities,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Small  Companies.  Investments in small  companies  involve  greater risk than is  customarily  associated with more  established  companies.  Generally,  small  companies are still in the  developing  stages of their life cycles and are  attempting  to achieve rapid growth in both sales and earnings.  While these  companies  often have growth rates that exceed those of large  companies,  smaller  companies  often have  limited  operating  histories, product lines,  markets,  or financial  resources,  and they may be dependent  upon  one-person  management.  These companies may be subject to intense  competition  from larger  entities,  and the  securities of such companies may have a limited market and may be subject to more abrupt or erratic movements in price.

Other Investments:

         In addition to investing in common  stocks,  the Portfolio may invest in other types of securities and may engage in certain  investment  practices.  The Portfolio may invest in convertible  securities,  preferred  stocks, bonds,  debentures,  and other corporate  obligations when the Sub-advisor  believes that these  investments  offer opportunities  for capital  appreciation.  Current  income will not be a  substantial  factor in the  selection  of these securities.

         The Portfolio will only invest in bonds,  debentures,  and corporate  obligations  (other than convertible securities  and  preferred  stock) rated  investment  grade at the time of  purchase.  Convertible  securities  and preferred  stocks  purchased by the  Portfolio  may be rated in medium and lower  categories by Moody's or S&P, but will not be rated lower than B. The  Portfolio  may also invest in unrated  convertible  securities  and  preferred stocks if the  Sub-advisor  believes  that the  financial  condition  of the issuer or the terms of the  securities limits risk to a level similar to that of securities rated B or above.

         In  addition,  the  Portfolio  may enter into stock  index,  interest  rate and foreign  currency  futures contracts  (or options  thereon) for hedging  purposes.  The Portfolio may write covered call options on any or all of its portfolio securities as the Sub-advisor  considers  appropriate.  The Portfolio also may purchase options on securities  and stock indices for hedging  purposes.  The Portfolio may buy and sell options on foreign  currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.

         For more  information on these  securities and investment  practices and their risks,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Up to 100% of the assets of the Portfolio may be invested  temporarily in cash or cash  equivalents if the Sub-advisor  determines that it would be appropriate for purposes of increasing  liquidity or  preserving  capital  in light of  market  or  economic  conditions.  Temporary  investments  may  include  U.S.
government obligations,  commercial paper, bank obligations,  and repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST SCUDDER JAPAN PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  pursues  its  investment  objective  by  investing  at least 80% of net assets in Japanese securities  (those issued by Japan-based  companies or their  affiliates,  or by any company that derives more than half of its revenues from Japan).  The  Portfolio may invest in stocks of any size,  including up to 30% of its net assets in smaller companies that are traded over-the-counter.

         In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up  research.  The Sub-advisor  looks for individual  companies with effective  management,  strong competitive  positioning,  active  research  and  development,  and sound  balance  sheets.  The  Sub-advisor  also evaluates fundamentals such as price-to-earnings ratios.

         Growth  orientation.  The  Sub-advisor  prefers  companies  whose  revenue or earnings seem likely to grow faster than the average  for their  market and whose stock  prices  appear  reasonable  in light of their  business prospects.

         Top-down  analysis.  The  Sub-advisor  considers the economic  outlooks for various sectors and industries in Japan.

         The  Sub-advisor  may favor  securities  from different  industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

         The  Portfolio  will  normally  sell a security  when it reaches a target  price,  its  fundamentals  have changed, the Sub-advisor believes other investments offer better  opportunities,  or when adjusting its emphasis on a given industry.

         As with any stock fund, the  fundamental  risk associated with the Portfolio is the risk that the value of the stocks it holds might decrease.  Stock values fluctuate in response to factors affecting  particular  companies
(e.g.,  poor  management or shrinking  product  demand) or to overall stock market  performance  (in this case, the performance of the Japanese market).

         Because  the  Portfolio  invests  primarily  in  foreign  securities,  its level of risk and  share  price fluctuation  may be greater than a fund  investing  primarily in domestic  securities.  Japanese  stocks tend to be more volatile than their U.S.  counterparts,  for reasons  ranging from political and economic  uncertainties  to a higher risk that essential  information  may be incomplete or wrong.  Japanese  economic  growth has weakened after the sharp  collapse of the stock market in the 1990's and the current  economic  condition  remains  uncertain.  In addition, changing currency rates could add to investment losses or reduce investment gains.

         The  Portfolio's  focus on a single  country could also give rise to increased  risk,  as the  Portfolio's investments  will not be diversified  among countries having varying  characteristics  and market  performance.  In addition,  the  Portfolio  level of risk will likely  increase to the extent that it invests in the  securities  of smaller  companies,  which may have limited  business  lines and financial  resources,  and therefore be especially vulnerable to business  risks and economic  downturns.  Also,  the growth  stocks in which the Portfolio  generally invests may be out of favor for certain periods.

Other Investments:

         While most of the  Portfolio's  investments  are common  stocks,  the  Portfolio  may also invest in other types of equities,  such as convertible  securities,  depositary  receipts and preferred stocks.  The Portfolio may also invest in debt  securities  rated in the top four credit  quality  categories,  including  those issued by the
Japanese  government or Japanese  companies,  if the Sub-advisor  believes they offer greater potential for capital growth.

         The  Portfolio  may  invest in  various  types of  derivatives  (contracts  whose  value is based on,  for example, indices, currencies or securities), including futures contracts based on Japanese stock indices.

         Additional  information  on the types of  securities in which the Portfolio may invest is included in this
Prospectus under "Certain Risk Factors and Investment Methods."

     Temporary  Investments.  As a temporary defensive measure,  the Portfolio could shift up to 100% of its assets into  investments  such as money market  securities.  While taking a defensive  position could prevent losses,  the opportunity for the Portfolio to achieve its investment objective of capital growth may be limited.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio,  (formerly,  the AST AIM  International  Equity
Portfolio) is to seek capital growth.

Principal Investment Objectives and Risks:

         The Portfolio seeks to meet its investment  objective by investing,  normally,  at least 70% of its assets in marketable equity securities of foreign companies that are listed on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market.  The Portfolio  will normally  invest in a diversified  portfolio that includes  companies  located in at least four countries outside the United States,  emphasizing  investment in companies in the developed  countries of Western Europe and the Pacific Basin.  The Sub-advisor  does not intend to invest more than 20% of the Portfolio's  total assets in companies  located in developing  countries  (i.e.,  those that are in the initial stages of their industrial cycles).

         The Sub-advisor  focuses on companies that have  experienced  above-average,  long-term growth in earnings and have strong  prospects  for future  growth.  In selecting  countries in which the  Portfolio  will invest,  the
Sub-advisor  also considers such factors as the prospect for relative  economic  growth among countries or regions, economic or political  conditions,  currency  exchange  fluctuations,  tax  considerations  and the  liquidity of a particular  security.  The Sub-advisor  considers  whether to sell a particular  security when any of those factors materially changes.

         As with any equity fund, the  fundamental  risk  associated  with the Portfolio is the risk that the value of the  securities it holds might  decrease.  The prices of equity  securities  change in response to many factors, including  the  historical  and  prospective  earnings of the issuer,  the value of its  assets,  general  economic conditions, interest rates, investor perceptions and market liquidity.

         As a fund that  invests  primarily  in the  securities  of foreign  issuers,  the risk and degree of share price  fluctuation  of the Portfolio may be greater than a fund  investing  primarily in domestic  securities.  The risks of investing in foreign  securities,  which are  described in more detail below under  "Certain  Risk Factors and Investment  Methods,"  include  political and economic  conditions and instability in foreign  countries,  less available  information  about foreign  companies,  lack of strict financial and accounting  controls and standards, less  liquid and more  volatile  securities  markets,  and  fluctuations  in  currency  exchange  rates.  While the
Portfolio may engage in  transactions  intended to hedge its exposure to  fluctuations  in foreign  currencies,  it does not normally do so. To the extent the Portfolio  invests in  securities  of issuers in  developing  countries, the  Portfolio may be subject to even greater  levels of risk and share price  fluctuation.  Transaction  costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

         The  Portfolio  may  invest  up to 20% of  its  total  assets  in  debt  or  preferred  equity  securities exchangeable  for or  convertible  into  marketable  equity  securities  of foreign  companies.  In  addition,  the
Portfolio may regularly invest up to 20% of its total assets in high-grade  short-term debt  securities,  including
U.S.  Government  obligations,   investment  grade  corporate  bonds  or  taxable  municipal  securities,   whether
denominated in U.S.  dollars or foreign  currencies.  The Portfolio also may purchase and write (sell) covered call and put options on  securities  and stock  indices.  The  Portfolio  may also  purchase and sell stock and interest rate futures  contracts  and options on these  futures  contracts.  The purpose of these  transactions  is to hedge against changes in the market value of the Portfolio's  portfolio  securities caused by changing interest rates and market conditions,  and to close out or offset existing  positions in options or futures  contracts.  The Portfolio may from time to time make short sales "against the box."

         Additional  information about  convertible  securities,  options,  futures contracts and other investments that the Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to regularly  investing  up to 20% of its total assets in  short-term debt securities as noted above,  the Portfolio may hold all or a significant  portion of its assets in cash,  money market  instruments,  bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management  purposes.  While the Portfolio is in such a defensive position,  the opportunity to achieve its investment objective of capital growth may be limited.

ASt JANUS OVERSEAS GROWTH Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio  pursues its objective  primarily  through  investments in common stocks of issuers  located outside the United  States.  The  Portfolio  has the  flexibility  to invest on a worldwide  basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         The  Portfolio  normally  invests at least 65% of its total assets in  securities of issuers from at least five different  countries,  excluding the United  States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The  Portfolio  invests  primarily  in  stocks  selected  for  their  growth  potential.  The  Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large,  regardless of where the companies are  organized or where they  primarily  conduct  business.
Although  themes may emerge in the  Portfolio,  securities  are generally  selected  without  regard to any defined allocation  among  countries,  geographic  regions or  industry  sectors,  or other  similar  selection  procedure.
Current income is not a significant factor in choosing  investments,  and any income realized by the Portfolio will be incidental to its objective.

         As with any common stock fund, the  fundamental  risk  associated  with the Portfolio is the risk that the value of the stocks it holds might  decrease.  Stock  values may  fluctuate  in response  to the  activities  of an individual  company or in response to general market and/or economic  conditions.  As a fund that invests primarily in the securities of foreign  issuers,  the risk associated with the Portfolio may be greater than a fund investing primarily  in  domestic  securities.  For a further  discussion  of the risks  involved  in  investing  in  foreign securities,  see this Prospectus  under "Certain Risk Factors and Investment  Methods." In addition,  the Portfolio may invest to some  degree in smaller or newer  issuers,  which are more  likely to realize  substantial  growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may  invest in  "special  situations"  from time to time.  A special situation  arises  when,  in the  opinion  of the  Sub-advisor,  the  securities  of a  particular  issuer  will be recognized  and  increase  in value  due to a  specific  development  with  respect  to that  issuer.  Developments creating a special  situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate  event,  or  differences in market supply of and demand for the security.
Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of  securities  other than common  stocks,  including preferred stocks, warrants,  convertible securities and debt securities.  The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward  currency  contracts,  to  manage  exchange  rate  risk  with  respect  to investments exposed to foreign currency fluctuations.

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may offer growth potential because of anticipated  changes in interest rates, credit standing,  currency  relationships or other factors

         For more  information  on the types of securities  and  instruments  other than common stocks in which the
Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does  not  always  stay  fully  invested  in  stocks  and  bonds.  The
Portfolio's  cash and similar  investments  may  include  high-grade  commercial  paper,  certificates  of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment  objective by investing  primarily in equity  securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally, the  Sub-advisor  looks for  companies  whose  earnings and revenues  are not only  growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the  Portfolio,  equity  securities  include common stocks, preferred stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands  of  companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a  greater-than-average  chance to increase in value.

         The Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings, the  allocation  of assets  among  different  countries  and  regions  also is an  important  factor in managing an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  In order to maintain  investment  flexibility,  the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign  investments either directly in foreign securities,  or indirectly by purchasing  depositary receipts.  Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as increase.  As a fund  investing  primarily in equity  securities of foreign  issuers,  the Portfolio may be subject to a level of risk and share price  fluctuation  higher  than most funds that invest  primarily  in  domestic  equities.  Foreign companies may be subject to greater economic risks than domestic  companies,  and foreign securities are subject to certain risks relating to political,  regulatory and market structures and events that domestic  securities are not subject to. To the extent the Portfolio  invests in securities  of issuers in  developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the  Portfolio  from time to time.  The Portfolio  also may invest in bonds,  notes and debt  securities of companies and  obligations of domestic or foreign  governments  and their agencies.  The Portfolio will limit its purchases of debt  securities to investment  grade  obligations.  The
Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward Currency Exchange Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange  rates between  foreign  currencies and the U.S.  dollar.
To protect against adverse  movements in exchange rates,  the Portfolio may, for hedging  purposes only, enter into forward  foreign  currency  exchange  contracts.  The Portfolio  may enter into a forward  contract to "lock-in" an exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract  to seek to protect  its  holdings  in a  particular  currency  from a decline in that  currency.
Predicting the relative future values of currencies is very  difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may  invest up to 10% of its  assets in  certain  foreign
countries  indirectly  through  investment  funds  and  registered   investment  companies  that  invest  in  those
countries.  If the Portfolio invests in investment  companies,  it will bear its  proportionate  share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the securities that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under exceptional  market or economic  conditions,  the Portfolio may temporarily invest all or a substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the
Portfolio is in a defensive  position,  the ability to achieve its  investment  objective of capital  growth may be limited.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 65% of its total assets in common stocks and related  securities,  such as preferred  stock,  convertible  securities and depositary  receipts,  of U.S. and foreign issuers (including issuers in developing countries).

         The Portfolio  focuses on companies  that the  Sub-advisor  believes have favorable  growth  prospects and attractive  valuations  based on current and  expected  earnings or cash flow.  The  Portfolio  generally  seeks to purchase  securities of companies  with  relatively  large market  capitalizations  relative to the market in which they are traded.  The  Portfolio's  investments  may include  securities  traded in the  over-the-counter  markets, rather than on securities exchanges.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         As a fund that invests  primarily in common stocks,  the value of the securities held by the Portfolio may decline,  either  because of  changing  economic,  political  or market  conditions,  or  because  of the  economic condition  of the  company  that  issued the  security.  As a global  fund that  invests in both U.S.  and  foreign securities,  the Portfolio's level of risk may be lower than that of many international  funds but higher than that of many domestic  equity funds.  The  Portfolio's  investments  in foreign  stocks may cause the risk and degree of share price  fluctuation  of the Portfolio to be greater than a fund  investing  primarily in domestic  securities.
The risks of  investing  in foreign  securities,  which are  described  in more detail  below under  "Certain  Risk
Factors and  Investment  Methods,"  include risks  relating to political,  social and economic  conditions  abroad, risks resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency  exchange rates.  To the extent the  Portfolio  invests in the  securities  of  issuers in  developing  countries,  the risks relating to  investing in foreign  securities  likely will be  accentuated.  The  Portfolio  may also be subject to increased risk if it makes significant investments in securities traded  over-the-counter,  because such securities are  frequently  those of smaller  companies that  generally  trade less  frequently and are more volatile than the securities of larger companies.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may purchase and sell futures  contracts and related  options on securities  indices,  foreign  currencies and interest rates for hedging and non-hedging  purposes.  The Portfolio may also enter into forward  contracts for the purchase or sale of foreign  currencies for hedging and  non-hedging  purposes.  The Portfolio may purchase and write (sell)
options on securities, stock indices and foreign currencies.  The Portfolio may also purchase warrants.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST PBHG SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth
Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its objective by normally  investing at least 80% of its total assets in the common stocks of small-sized  companies.  For purposes of the Portfolio,  small-sized  companies are generally  those that have market  capitalizations  similar to the market  capitalizations of the companies in the Russell 2000(R)Index at the time of the Portfolio's  investment.  The  Sub-advisor  expects to focus  primarily on those  securities  whose market  capitalizations  or annual  revenues  are less than $1  billion  at the time of  purchase.  The size of the companies  in the  Russell  2000(R)Index and  those on which  the  Sub-advisor  intends  to focus  the  Portfolio's investments will change with market conditions.

         The Sub-Advisor  believes that discipline and consistency are important to long-term  investment  success.
This belief is reflected in its investment  process.  For this Portfolio,  the  Sub-Advisor  uses a fundamental and quantitative  investment process that is extremely focused on business momentum,  as demonstrated by such things as earnings or revenue and sales  growth.  Using its own  fundamental  research and  bottom-up  approach to investing, the Sub-Advisor  also identifies  those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place  recognizes their  fundamental  value and their growth  potential.  The  Sub-Advisor  begins its  investment  process by  creating a universe  for  companies  that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its  universe  using  proprietary  software and research  models that  incorporate  attributes  for successful growth like positive earnings  surprises,  upward earnings estimate revisions and accelerating sales and earnings  growth.  The  Sub-Advisor  will also review its  universe  to identify  companies  which  possess  growth attributes  but whose growth  potential  and  fundamental  value have not been  recognized  by the market and whose stock may be considered  underpriced  using certain  financial  measurements  such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive advantages  like  brand or market  niche,  its  management  team and its  current  and future  business  prospects.
Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor evaluates each company's  business  momentum to  determine  whether the company can sustain its current  growth  trend,  or if the company is currently out of market favor,  whether it has the potential to achieve significant  appreciation as the marketplace recognizes its growth potential and fundamental value.

         The Sub-Advisor's  decision to sell a security depends on many factors.  Generally speaking,  however, the
Sub-Advisor  considers selling a security when anticipated future  appreciation is no longer probable,  alternative investments  offer  superior  appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds  might  decrease  and you could lose money.  The prices of the  securities in the Portfolios  will fluctuate.  These price movements may occur because of changes in the financial  markets as a whole,  a company's  individual  situation  or industry  changes.  These  risks are  greater for  companies  with smaller  market  capitalizations  because  they tend to have more  limited  product  lines,  markets and  financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of  securities  other than common  stocks,  including preferred stocks, warrants, and convertible securities

In addition,  the Portfolio may invest in the following types of securities and engage in the following  investment techniques:

         Foreign  Securities.  The  Portfolio may invest up to 15% of its total assets in foreign  securities.  The
Portfolio may invest  directly in foreign  securities  denominated  in foreign  currencies,  or may invest  through depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and foreign issuers traded in the United
States are not considered to be Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The Portfolio intends to use derivative  instruments to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  currency exchange rates or interest rates.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does not  always  stay  fully  invested  in stocks  and  other  equity securities.  The Portfolio's cash and similar  investments may include  high-grade  commercial paper,  certificates of  deposit,  repurchase  agreements  and money  market  funds  managed by the  Sub-advisor  or  others.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST DeAM SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST Scudder  Small-Cap  Growth
Portfolio) is to seek maximum growth of investors'  capital from a portfolio  primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         At least 80% of the  Portfolio's  total  assets  normally  will be  invested in the equity  securities  of smaller  companies,  i.e.,  those having a market  capitalization  of $2 billion or less at the time of investment, many of which  would be in the early  stages of their life  cycle.  Equity  securities  include  common  stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.

         The Portfolio  intends to invest  primarily in stocks of companies  whose  earnings per share are expected by the  Sub-advisor  to grow faster  than the market  average  ("growth  stocks").  Growth  stocks tend to trade at higher price to earnings  (P/E) ratios than the general  market,  but the  Sub-advisor  believes that the potential for above average earnings of the stocks in which the Portfolio invests more than justifies their price.

         In managing the Portfolio,  the  Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a growth stock,  including  earnings growth rate,  analysts'
estimates of future  earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.

         In the selection of  investments,  long-term  capital  appreciation  will take precedence over short range
market   fluctuations.   However,   the  Portfolio  may  occasionally  make  investments  for  short-term   capital
appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic  or  financial  market  movements.  Because  of the  Portfolio's  focus on the  stocks of  smaller  growth companies,  investment in the Portfolio may involve  substantially greater than average share price fluctuation and investment  risk.  A fund  focusing  on  growth  stocks  will  generally  involve  greater  risk  and  share  price fluctuation than a fund investing primarily in value stocks.

         In addition,  investments  in  securities of smaller  companies are generally  considered to offer greater opportunity  for  appreciation  and to involve greater risk of  depreciation  than securities of larger  companies.
Smaller  companies  often have limited  product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities  of small-cap  companies  are not as broadly traded as those of larger  companies,  they are often  subject  to wider  and more  abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its investment  objective by investing in equity  securities of companies  offering superior  prospects  for earnings  growth.  The  Portfolio  focuses its  investments  on the equity  securities  of smaller  companies,  but it is not subject to any specific market  capitalization  requirements.  The Portfolio may invest in foreign issuers through American Depositary Receipts.

         Using  its  own  quantitative   process,  the  Sub-advisor  rates  the  future  performance  potential  of companies.  The Sub-advisor  evaluates each company's  earnings quality in light of its current valuation to narrow the list of attractive  companies.  The Sub-advisor  then evaluates  product  positioning,  management  quality and sustainability  of  current  growth  trends of those  companies.  Using  this  type of  fundamental  analysis,  the
Sub-advisor selects the most promising companies for the Portfolio.

         Companies with similar  characteristics  may be grouped  together in broad categories  called sectors.  In determining the amount to invest in a security,  the Sub-advisor  limits the Portfolio's  exposure to each business sector that comprises the S&P 500 Index.  The  Portfolio's  allocation to a sector will be no more than 300% of the
Index's  allocation  to that  sector  or 30% of the total  portfolio,  whichever  is  greater.  As the  Sub-advisor allocates  more of the  Portfolio's  holdings to a particular  sector,  the  Portfolio's  performance  will be more susceptible to the economic, business or other developments that generally affect that sector.

         The  Portfolio's  strategies  with  respect  to  security  analysis,  market  capitalization,  and  sector allocation are designed to produce a portfolio of stocks whose long-term growth prospects are  significantly  above those of the S&P 500 Index.

         As with any fund investing  primarily in equity securities,  the Portfolio is subject to the risk that the value of equity  securities in the  Portfolio  will  decline.  These  declines may occur in the form of a sustained trend or a drastic  movement.  The  prices of  individual  portfolio  stocks  will  fluctuate  because  of  factors specific to that company or because of changes in stock valuations generally.

         Because of the Portfolio's  emphasis on small company growth stocks,  the Portfolio will likely be subject to a degree of risk and share price  fluctuation  greater  than that of many other  equity  funds.  Generally,  the smaller the market  capitalization  of a company,  the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.  Companies  with smaller market  capitalizations  also tend to have unproven track records, a limited product or service base and limited access to capital.

         Due to their  relatively  high  valuations,  growth stocks are typically  more volatile than value stocks.
For  instance,  the price of a growth stock may  experience  a larger  decline on a forecast of lower  earnings,  a negative fundamental  development,  or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower  dividends  than value  stocks.  This means they depend more on price  changes for returns and may be more adversely  affected in a down market compared to value stocks that pay higher dividends.  In addition,  the
Portfolio's level of risk and share price  fluctuation may increase to the extent it emphasizes  investments in the securities of foreign companies.

Other Investments:

         The  Portfolio  may  attempt  to manage  market  risk and cash by buying  and  selling  financial  futures contracts and options.  This may include the purchase of futures  contracts as a substitute for direct  investments in stocks.  It may also  include the  purchase  and sale of options to protect  against  general  declines in stock prices.

         Additional  information  on the types of securities in which the Portfolio may invest,  including  futures contracts,  options and American  Depositary  Receipts,  is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may temporarily depart from its principal investment  strategies by investing its assets in cash and short-term  debt  securities and similar  obligations.  It may do this to minimize potential losses and maintain  liquidity to meet shareholder  redemptions  during adverse market  conditions.  When the Portfolio is in such a defensive  position,  the ability to achieve its investment  objective of capital growth may be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Lord Abbett Small Cap Value
Portfolio) is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will seek its  objective  through  investments  primarily  in equity  securities  of small capitalization  companies that are believed to be undervalued in the  marketplace.  Typically,  in choosing stocks, the Sub-advisor  looks for companies using the  Sub-advisor's  value investment  philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Usually,  at least 65% of the  Portfolio's  total assets will be invested in common stocks issued by smaller,  less well-known  companies  (with  market  capitalizations  of less  than $4  billion  at the time of  investment).  The
Portfolio may invest up to 25% of its assets in foreign securities.

         The stocks in which the Portfolio  generally invests are those which, in the Sub-advisor's  judgment,  are selling  below  their  intrinsic  value and at prices  that do not  adequately  reflect  their  long-term  business potential.  Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations, or as more  investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value,  sales,  asset value,  earnings,  dividends and cash flow,  both  historical and  prospective,  are key determinants  in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the  Portfolio  if they are  expected to help it attain its  objective.  Dividend  and  investment  income is of incidental importance.

         Although  the  Portfolio  typically  will  hold a large  number  of  securities  and  follow a  relatively conservative  value-driven  investment strategy, the Portfolio does entail above-average  investment risk and share price  fluctuation  compared to the overall U.S.  stock  market.  The small  capitalization  companies in which the
Portfolio  primarily invests may offer significant  appreciation  potential.  However,  smaller companies may carry more risk than larger companies.  Generally,  small companies rely on limited product lines,  markets and financial resources,  and these and other factors may make them more susceptible to setbacks or economic  downturns.  Smaller companies  normally have fewer shares  outstanding and trade less frequently than large companies.  Therefore,  the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

         The Portfolio may engage in various  portfolio  strategies to reduce certain risks of its  investments and to enhance  income,  but not for  speculation.  The  Portfolio  may  purchase and write (sell) put and covered call options on equity  securities  or stock  indices that are traded on national  securities  exchanges.  The Portfolio may  purchase  and sell stock index  futures  for  certain  hedging and risk  management  purposes.  New  financial products and risk  management  techniques  continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

         The Portfolio  may invest up to 25% of its net assets (at the time of  investment)  in securities  (of the type  described  above) that are  primarily  traded in foreign  countries.  The  Portfolio  may enter into  forward foreign currency exchange  contracts in connection with its investments in foreign  securities.  The Portfolio also may  purchase  foreign  currency put options and write  foreign  currency  call  options on U.S.  exchanges or U.S.
over-the-counter  markets.  The Portfolio may write a call option on a foreign  currency only in conjunction with a purchase of a put option on that currency.

         The  Portfolio  also may invest in preferred  stocks and bonds that either have  attached  warrants or are convertible into common stocks.

         Additional  information  about these  investments  and  investment  techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary defensive purposes or pending other investments,  the Portfolio may invest in  high-quality,  short-term  debt  obligations of banks,  corporations or the U.S.  Government.  While the
Portfolio is in a defensive position,  its ability to achieve its investment  objective of long-term capital growth will be limited.

AST Gabelli SMALL-Cap Value PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST T. Rowe Price Small Company
Value  Portfolio) is to provide  long-term  capital growth by investing  primarily in  small-capitalization  stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The  Portfolio  will  normally  invest  at least 65% of its total  assets  in  stocks  and  equity-related securities  of small  companies  ($1  billion or less in market  capitalization).  Reflecting  a value  approach to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not appear to adequately reflect  their  underlying  value  as  measured  by  assets,  earnings,  cash  flow  or  business  franchises.  The
Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various measures, and may be  temporarily  out of favor,  but have good prospects for capital  appreciation.  In selecting  investments,  the
Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through restructuring or other means.

         The  Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization  of more than $1 billion,  and it may on occasion  purchase  companies with a market cap of more than $1 billion.

         As with all stock  funds,  the  Portfolio's  share price can fall  because of  weakness in the  securities market as a whole,  in  particular  industries  or in specific  holdings.  Investing  in small  companies  involves greater risk of loss than is customarily  associated  with more  established  companies.  Stocks of small companies may be subject to more abrupt or erratic price  movements than larger company  stocks.  Small  companies often have limited  product lines,  markets,  or financial  resources,  and their  management  may lack depth and  experience.
While a value  approach  to  investing  is  generally  considered  to  involve  less risk  than a growth  approach, investing in value stocks  carries the risks that the market will not recognize the stock's  intrinsic  value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Portfolio will invest  primarily in U.S.  common stocks,  it may also purchase other types of securities, for example,  preferred stocks,  convertible securities,  warrants and bonds when considered consistent with the  Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred stock for capital appreciation  where the issuer has  omitted,  or is in danger of  omitting,  payment of the  dividend on the stock.
Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may  invest  up to 20% of its total  assets  in  foreign  securities,  including  American
Depositary  Receipts and  securities  of  companies in  developing  countries,  and may enter into forward  foreign currency  exchange  contracts.  (The  Portfolio  may invest in foreign cash items as  described  below in excess of this 20% limit.) The Portfolio may enter into stock index or currency  futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of regulating the  Portfolio's  exposure to the equity markets.
The  Portfolio  may also write  (sell)  call and put  options  and  purchase  put and call  options on  securities, financial indices,  and currencies.  The Portfolio may invest up to 10% of its total assets in hybrid  instruments, which combine the  characteristics  of futures,  options and  securities.  For additional  information  about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish  and maintain cash reserves  without  limitation  for temporary  defensive  purposes.  The  Portfolio's  reserves  may be invested in  high-quality  domestic and foreign money  market  instruments,  including  repurchase  agreements  and  money  market  mutual  funds  managed  by  the
Sub-advisor.  Cash  reserves  also  provide  flexibility  in meeting  redemptions  and paying  expenses.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of long-term  capital growth may be limited.

AST JANUS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The  Portfolio  pursues its objective by investing  primarily in common  stocks  selected for their growth potential,  and normally invests at least 65% of its equity assets in medium-sized  companies.  For purposes of the
Portfolio,  medium-sized  companies  are those whose market  capitalizations  (measured at the time of  investment)
fall  within  the range of  companies  in the  Standard  & Poor's  MidCap  400 Index  (the "S&P  400").  The market capitalizations  within the S&P 400 will  vary,  but as of June 30,  2001,  they  ranged  from  approximately  $208 million to $11.8 billion.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the
Portfolio.  In other words, the Sub-advisor seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The  Sub-advisor  makes this assessment by looking at companies one at a time,  regardless  of size,  country of  organization,  place of  principal  business  activity,  or other similar selection criteria.

         Because  the  Portfolio  may invest  substantially  all of its assets in common  stocks,  the main risk of investing in the  Portfolio  is that the value of the stocks it holds might  decrease.  Stock values may  fluctuate in response to the  activities of an individual  company or in response to general  market or economic  conditions.
As a fund that invests  primarily in mid-cap  companies,  the Portfolio's  risk and share price  fluctuation can be expected to be more than that of many funds  investing  primarily  in  large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  In general,  the smaller the company,  the more likely it is to suffer  significant  losses as well as to realize  substantial  growth.  Smaller  companies may lack depth of management,  they may be unable to generate  funds  necessary for growth or potential  development,  or they may be developing or marketing  products or services for which there are not yet, and may never be,  established  markets.
In  addition,  such  companies  may be subject to intense  competition  from  larger  companies,  and may have more limited trading markets than the markets for securities of larger issuers.

         The Portfolio is  non-diversified.  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund.  As a result,  a single  security's  increase or decrease in value may have a greater impact on the Portfolio's  share price and total return.  Because of this, the Portfolio's  share price can be expected to fluctuate more than a comparable diversified fund.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations".  A "special  situation"  arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific development,  such as a technological breakthrough,  management change or new product at that  company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the event  that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in domestic and foreign equity  securities,  which may include preferred stocks, common stocks,  warrants and securities  convertible into common or preferred stocks, the  Portfolio  may also  invest to a lesser  degree in other types of  securities,  such as debt  securities.  The
Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value increase or decrease if the reference  index or instrument appreciates).

         Foreign  Securities.  The  Portfolio  may  invest  up to 25% of  its  net  assets  in  foreign  securities denominated  in  foreign  currencies  and not  publicly  traded in the  United  States.  The  Portfolio  may invest directly in foreign  securities  denominated in a foreign currency,  or may invest through  depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select  foreign  securities as domestic  securities.  Foreign  securities are generally  selected on a stock-by-stock  basis without regard to any defined  allocation  among  countries or geographic  regions.  However,  certain factors such as expected levels of inflation,  government  policies  influencing  business  conditions,  the outlook for currency  relationships,  and prospects for economic growth among  countries,  regions or geographic  areas may warrant greater  consideration in selecting foreign securities.

         For more  information  on foreign  securities  and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  may use  derivative  instruments  to hedge or protect its portfolio from adverse  movements in securities  prices,  currency  exchange rates, and interest rates.
To a limited extent,  the Portfolio may also use derivative  instruments  for non-hedging  purposes such as seeking to enhance return.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Sub-advisor  believes  that  market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise unable to locate attractive  investment  opportunities, the  Portfolio's  cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully  invested  in stocks.  Even when the  Portfolio  is  essentially  fully  invested,  some  residual  amount of
Portfolio  assets will remain in cash and similar  investments.  These  investments may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt  obligations,  and money market funds (including funds managed by the Sub-advisor).  When the Portfolio's  investments in cash or similar investments increase,  the opportunity to achieve its investment objective of long-term growth of capital may be limited.

ASt Neuberger Berman Mid-Cap Growth portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its  objective,  the  Portfolio  primarily  invests in the common  stocks of mid-cap  companies.
Companies  with  equity  market  capitalizations  from $300  million to $10 billion at the time of  investment  are considered  mid-cap  companies for purposes of the Portfolio.  The Trust may revise this definition based on market conditions.  Some of the  Portfolio's  assets may be invested in the  securities of large-cap  companies as well as in small-cap  companies.  The Portfolio seeks to reduce risk by  diversifying  among many companies and industries.
The  Portfolio  does not seek to invest in  securities  that pay  dividends  or  interest,  and any such  income is incidental.

         The Portfolio is normally  managed using a  growth-oriented  investment  approach.  For growth  investors, the aim is to invest in companies  that are already  successful  but could be even more so. The  Sub-advisor  looks for  fast-growing  companies  that  are in  new or  rapidly  evolving  industries.  Factors  in  identifying  these companies  may  include  above-average  growth of earnings or earnings  that  exceed  analysts'  expectations.  The
Sub-advisor may also look for other  characteristics in a company,  such as financial  strength,  a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  In addition,  the  Portfolio's  growth  investment program will  generally  involve  greater  risk and price  fluctuation  than funds that invest in more  undervalued securities.  Because the prices of growth  stocks tend to be based  largely on future  expectations,  these  stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio  may invest up to 35% of its total  assets,  measured at the time of  investment,  in  investment  grade  fixed  income  or debt  securities.  If the  quality  of any  fixed  income securities  held by the Portfolio  deteriorates  so that they are no longer  investment  grade,  the Portfolio will sell such  securities  in an orderly  manner so that its  holdings of such  securities  do not exceed 5% of its net assets.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes  (hedge) or generate  income by writing  (selling)  covered call  options  against  securities  held in its portfolio, and may purchase call options in related closing transactions.

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its  objective,  the  Portfolio  primarily  invests in the common  stocks of mid-cap  companies.
Some of the  Portfolio's  assets may be invested in the  securities of large-cap  companies as well as in small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the  Portfolio's  value-oriented  investment  approach,  the  Sub-advisor  looks  for  well-managed companies  whose stock  prices are  undervalued  and that may rise in price before other  investors  realize  their worth.  The  Sub-advisor  may identify  value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors  that the  Sub-advisor  may use to identify  these  companies  include  strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics in a company,  such as a strong position relative to competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The  Sub-advisor  generally  considers  selling a stock when it reaches a target  price,  when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than  investing in growth  companies,  the stocks  purchased  by the  Portfolio  will remain  undervalued during a short or extended  period of time.  This may happen  because  value  stocks as a category  lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investment,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio  may invest up to 35% of its total  assets,  measured at the time of  investment,  in fixed  income or debt  securities.  The  Portfolio  may  invest up to 15% of its total  assets, measured  at the time of  investment,  in debt  securities  that are rated  below  investment  grade or  comparable unrated securities.  There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of  securities  price changes  (hedge) or generate  income by writing  (selling)  covered call options  against  securities  held in its  portfolio,  and may purchase  call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  invests  primarily  in equity  securities,  such as common or preferred  stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies  of all  sizes,  and may  emphasize  either  larger or  smaller  companies  at a given  time based on the
Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly  expanding  marketplace.  They include both  established  and  emerging  firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

         Positive Life Cycle Change  Companies.  These are companies  experiencing  a major change that is expected to produce  advantageous  results.  These  changes may be as varied as new  management,  products or  technologies, restructurings or reorganizations, or mergers and acquisitions.

         As with any fund  investing  primarily  in  equity  securities,  the value of the  securities  held by the
Portfolio may decline.  These declines can be  substantial.  In addition,  the growth stocks in which the Portfolio primarily  invests tend to fluctuate in price more than other types of stocks.  Prices of growth  stocks tend to be higher in relation to their  companies'  earnings,  and may be more  sensitive  to market,  political  and economic developments  than other stocks.  The  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In  addition  to  investing  in common and  preferred  stocks,  the  Portfolio  may  invest in  securities convertible into or exchangeable for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its  total  assets  in  foreign  securities.  (American  Depositary  Receipts  or  other  U.S.  dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The  Portfolio  may  purchase  put and call  options  and write  (sell) put and  covered  call  options on securities and securities  indices to increase gain or to hedge against the risk of  unfavorable  price  movements.
However,  the Sub-advisor  does not currently  intend to rely on these option  strategies  extensively,  if at all.
The  Portfolio may purchase and sell stock index  futures  contracts and options on stock index futures  contracts.
The Portfolio may sell securities "short against the box."

         An additional  discussion  of these types of  investments  and their risks is included in this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  invest up to 100% of its assets in cash,  commercial  paper, high-grade  bonds or cash  equivalents for temporary  defensive  reasons if the  Sub-advisor  believes that adverse market or other  conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable risk of loss. However,  while the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

         The Portfolio will invest  primarily in readily  marketable  equity  securities  including  common stocks, preferred  stocks and  securities  that may be  converted  at a later time into common  stock.  The  Portfolio  may invest in the  securities  of companies of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         In making  stock  selections,  the  Portfolio  strives  to earn a 10% real rate of return.  The  Portfolio focuses on companies  that appear  underpriced  relative to their private  market value  ("PMV").  PMV is the value that  the  Portfolio's  Sub-advisor  believes  informed  investors  would  be  willing  to pay for a  company.  The
Sub-advisor considers factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet characteristics  and  perceived  management  skills.  The  Sub-advisor  also  considers  changes  in  economic  and political  outlooks  as well as  individual  corporate  developments.  The  Sub-advisor  will  sell  any  Portfolio investments that lose their perceived value relative to other investments.

         Investments  will be made based on the  Sub-advisor's  perception of their  potential for capital  growth.
Current  income may also be  considered.  However,  many of the common stocks the  Portfolio  will buy will not pay dividends.

         As a Portfolio that invests primarily in equity  securities,  the principal risk to which the Portfolio is subject is that the value of the  securities  held by the Portfolio  will decline.  The value of equity  securities will  fluctuate due to many factors,  including the past and predicted  earnings of the issuer,  the quality of the issuer's  management,  general  market  conditions,  the forecasts  for the issuer's  industry and the value of the issuer's  assets.  While value investing  historically  has involved less risk that investing in growth  companies, the  Portfolio  is  subject  to the risks  that the PMVs of the  stocks  purchased  by the  Portfolio  may never be realized by the market, or that the Sub-advisor may be incorrect in its assessment of the PMVs.

         In addition,  the  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a  Portfolio  investing  primarily  in more  conservative  "large-cap"  stocks.  The  Portfolio  may be subject to additional risks as a result of its investments in foreign  securities,  including  unfavorable  foreign government  actions,  political  instability,  the absence of  accurate  information  about  foreign  issuers,  and exposure to foreign currencies that may decline in value relative to the U.S. dollar.

Other Investments:

         The  Portfolio  may invest up to 25% of its total  assets in  securities  of non-U.S.  issuers.  While the
Portfolio  does not intend to do so to a significant  degree,  the  Portfolio may enter into futures  contracts and related  options,  and may  purchase  and sell call and put  options on  securities  and  securities  indices.  The
Portfolio  also may invest in warrants to purchase  securities,  and may engage in short sales  "against  the box".
For  additional  information  on the types of securities in which the  Portfolio  may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When adverse market or economic  conditions  occur, the Portfolio may temporarily invest all or a portion of its assets in  defensive  investments.  Such  investments  may  include  high grade debt securities,  obligations  of the U.S.  Government  and its agencies and  instrumentalities,  and  short-term  money market  instruments.  While the Portfolio is in a defensive  position,  the  opportunity  to achieve its investment objective will be limited.

AST KINETICS INTERNET PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         Under normal  circumstances,  the  Portfolio  invests at least 65% of its total  assets in common  stocks, convertible  securities,  warrants and other equity securities having the characteristics of common stocks, such as
American  Depositary  Receipts and International  Depositary  Receipts,  of domestic and foreign companies that are engaged in the Internet  and  Internet-related  activities.  The  Portfolio  may also invest up to 10% of its total assets in  below-grade  fixed income  investments.  The  Portfolio may make  investments  directly in issuers whose securities  trade outside of the U.S. The Internet is a collection of connected  computers  that allows  commercial and  professional  organizations,  educational  institutions,  government  agencies and  consumers  to  communicate electronically, access and share information and conduct business around the world.

         Portfolio  securities  will be  selected  by the  Sub-advisor  from  companies  that  are  engaged  in the development of hardware,  software and telecommunications  solutions that enable the transaction of business on the
Internet by  individuals  and companies,  as well as companies  that offer products and services  primarily via the
Internet.  Accordingly,  the  Portfolio  seeks to invest in the equity  securities  or fixed income  securities  of companies  whose  research  and  development  efforts may result in higher stock  values.  These  companies  may be large, medium or small in size if, in the Sub-advisor's  opinion,  they meet the Portfolio's  investment  criteria.
Such companies include, but are not limited to, the following:

         Internet Service Providers: Companies that provide users with access to the Internet.

         Computer  Software  Companies:  Companies  that  produce,  manufacture  and  develop  tools to access  the
Internet,  enable  Internet users to enhance the speed,  integrity and storage of data on the Internet,  facilitate information distribution and gathering on the Internet, or secure Internet-based transactions.

         Computer  Hardware  Companies:  Companies that develop and produce  computer and network  hardware such as modems,  switchers and routers,  and those that develop and manufacture  workstations  and personal  communications systems used to access the Internet and provide Internet services.

         E-Commerce:  Companies  that derive a  substantial  portion of their  revenue  from sales of products  and services conducted via the Internet.

         Content  Developers:  Companies that supply  proprietary  information and entertainment  content,  such as games, music, video, graphics, news, etc. on the Internet.

         The Sub-advisor selects portfolio  securities by evaluating a company's  positioning and business model as well as its ability to grow and expand its  activities  via the  Internet  or achieve a  competitive  advantage  in cost/profitability  and  brand  image  leveraging  via  use of the  Internet.  The  Sub-advisor  also  considers  a company's fundamentals by reviewing its balance sheets,  corporate revenues,  earnings and dividends.  Furthermore, the  Sub-advisor  looks at the amount of capital a company  currently  expends on  research  and  development.  The
Sub-adviser  believes that money invested in research and development  today frequently has significant  bearing on future growth.

         As with any fund that invests  primarily in equity or fixed income  securities,  fluctuations in the value of the  securities  held by the Portfolio  will cause the share price of the Portfolio to fluctuate.  Market prices of the Portfolio's  holdings may be adversely  affected by the issuer having  experienced losses or by the issuer's lack of earnings or failure to meet the market's  expectations  with  respect to new products or services,  or even by market factors wholly unrelated to the condition of the issuer.

         The Portfolio may be subject to greater risk and share price  fluctuation  than other equity funds because of the  concentration  of its investments in a single  industry.  Securities of Internet  companies tend to be more volatile than securities of companies in other  industries.  These  companies are especially  sensitive to the risk of  product  obsolescence,  and may be  affected  by  heightened  regulatory  scrutiny  and  impending  changes  in government  policies.  In addition,  the Portfolio's  investments in the equity or fixed income securities of small and  medium-sized  companies  and in foreign  securities  may increase the degree of risk to which the Portfolio is subject.

         Non-Diversified  Status.  The  Portfolio is  classified  as  "non-diversified"  under the 1940 Act,  which means that  one-half of the  Portfolio's  assets may be invested in two or more stocks while the other half must be spread out among various  investments  each not exceeding 5% of the Portfolio's  total assets.  As a result of this lesser  diversification,  the value of the  Portfolio's  shares may be more  susceptible to adverse  changes in the value of a particular company's securities than would be the shares of a diversified investment company.

Other Investments:

         The  Portfolio  may purchase and write (sell)  options on  securities  in which it invests and may buy and sell  financial  futures  contracts  and related  options for hedging  purposes  and/or as a substitute  for direct investment.

         Temporary  Investments.  To  respond to adverse  market,  economic,  political  or other  conditions,  the
Portfolio  may invest up to 100% of its assets in high quality U.S.  short-term  debt  securities  and money market instruments.  The Portfolio  may invest up to 35% of its assets in these  securities  to maintain  liquidity.  Some of these short-term  instruments  include commercial paper,  certificates of deposit,  demand and time deposits and banker's acceptances,  U.S. Government  securities (e.g., U.S. Treasury  obligations),  and repurchase  agreements.
While the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek long-term  capital growth  primarily through the common stocks of companies that own or develop  natural  resources (such as energy  products,  precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  primarily  (at least 65% of its total  assets) in the common  stocks of natural  resource  companies  whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
Portfolio  also may invest in  non-resource  companies  with the  potential  for growth.  The relative  percentages invested in natural  resource and  non-resource  companies can vary  depending on economic and monetary  conditions and the  sub-advisor's  outlook for inflation.  When selecting  stocks,  the  Sub-advisor  looks for companies that have the ability to expand production,  to maintain superior  exploration programs and production  facilities,  and the potential to accumulate new resources.  Natural  resource  companies in which the Portfolio  invests  generally own or develop energy sources,  precious  metals,  nonferrous  metals,  forest products,  real estate,  diversified resources  and other basic  commodities  that can be produced  and  marketed  profitably  when both labor costs and prices are rising.

         The  Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy assets into more promising opportunities.

         As with all  stock  funds,  the  Portfolio's  share  price can fall  because  of  weakness  in one or more securities  markets,  particular  industries or specific holdings.  In addition,  the Portfolio is less diversified than most stock funds and could  therefore  experience  sharp price declines when conditions are unfavorable in the natural  resources  sector.  For  instance,  while the Portfolio  attempts to invest in companies  that may benefit from  accelerating  inflation,  inflation has slowed  considerably in recent years.  The rate of earnings growth of natural  resource  companies may be irregular  because these  companies  are strongly  affected by natural  forces, global  economic  cycles and  international  politics.  For  example,  stock  prices of energy  companies  can fall sharply when oil prices fall.  Real estate companies are influenced by interest rates and other factors.

Other Investments:

         Although the Portfolio will invest  primarily in U.S.  common stocks,  it may also purchase other types of securities,  for example,  preferred stocks,  convertible securities and warrants,  when considered consistent with the  Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred  stock or common stock for capital  appreciation  where the issuer has omitted,  or is in danger of  omitting,  payment of the dividend on the stock, or is in default on its debt securities.  The Portfolio may invest in debt  securities,  including up to
10%  of its  total  assets  in  debt  securities  rated  below  investment  grade.  The  Portfolio  may  invest  in mortgage-backed  securities,  including stripped mortgage-backed  securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Foreign  Securities.  The  Portfolio  may  invest up to 50% of its total  assets  in  foreign  securities, including  American  Depositary  Receipts  and  securities  of  companies  in  developing  countries,  which  offer increasing  opportunities  for natural  resource-related  growth.  The  Portfolio  may enter into  forward  foreign currency  exchange  contracts in connection with its foreign  investments.  The Portfolio's  investments in foreign securities,  or even in U.S.  companies  with  significant  overseas  investments,  may decline in value because of declining  foreign  currencies or adverse  political and economic events  overseas,  although  currency risk may be somewhat reduced because many commodities markets are dollar based.

         Futures and Options.  The Portfolio may enter into stock index or currency  futures  contracts (or options thereon) for hedging  purposes or to provide an  efficient  means of  regulating  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign currencies, securities, and stock indices.

         For additional  information  about these  investments and their risks,  see this Prospectus under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish  and maintain cash reserves  without  limitation  for temporary  defensive  purposes.  The  Portfolio's  reserves  may be invested in  high-quality  domestic and foreign money  market  instruments,  including  repurchase  agreements  and  money  market  mutual  funds  managed  by  the
Sub-advisor.  Cash  reserves  also  provide  flexibility  in meeting  redemptions  and paying  expenses.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of long-term  capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  long-term  growth of  capital by investing  predominantly in the equity securities of a limited number of large,  carefully  selected,  high-quality
U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  at least  80% of its  total  assets in the  equity  securities  of U.S.
companies.  A U.S.  company is a company that is organized  under United  States law, has its  principal  office in the United States and issues equity  securities that are traded  principally in the United States.  For purposes of the  Portfolio,  a non-U.S.  company is a company that (i) is  organized  outside the United  States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be represented  in the  Portfolio,  with the 25 companies most highly  regarded by the
Sub-advisor  usually  constituting  approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

         The  Sub-advisor's  investment  strategy for the Portfolio  emphasizes  stock  selection.  The Sub-advisor relies heavily upon the fundamental  analysis and research of its internal research staff,  which generally follows a primary research universe of more than 500 companies that have strong  management,  superior industry  positions, excellent  balance sheets and superior earnings growth  prospects.  An emphasis is placed on identifying  companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         In managing the Portfolio,  the Sub-advisor  seeks to utilize market volatility  judiciously  (assuming no change in company  fundamentals),  striving to capitalize on apparently  unwarranted  price  fluctuations,  both to purchase or increase  positions on weakness  and to sell or reduce  overpriced  holdings.  The  Portfolio  normally remains  nearly fully invested and does not take  significant  cash  positions for market timing  purposes.  During market  declines,  while adding to positions in favored stocks,  the Portfolio  becomes  somewhat more  aggressive, gradually reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while  reducing or  eliminating  fully valued  positions,  the Portfolio becomes  somewhat more  conservative,  gradually  increasing the number of companies  represented in its portfolio.
The  Sub-advisor  therefore  seeks to gain  positive  returns  in good  markets  while  providing  some  measure of protection in poor markets.

         The  Sub-advisor  expects the average  market  capitalization  of companies  represented  in the Portfolio normally to be in the range, or in excess, of the average market  capitalization  of companies  included in the S&P
500 Index.

         Because the Portfolio invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price  will be  affected  by  changes in the stock  markets  generally,  and  factors  specific  to a company or an industry will affect the prices of particular  stocks held by the Portfolio (for example,  poor  earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The Portfolio's focus on large,  more-established  companies may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller  number of  securities  than many other funds,  changes in the value of a single  security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:

         In addition to investing in equity securities, the Portfolio also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write  covered  exchange-traded  call  options on its  securities  up to 15% of its total  assets,  and purchase  exchange-traded  call and put options on common stocks up to, for all options,  10% of its total assets.

         American  Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for  purposes  of the 15%
limitation set forth above and may be purchased by the Portfolio.

         For additional  information  on the types of  investments  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although  it does not expect to do so  ordinarily,  when  business  or  financial conditions warrant the Portfolio may assume a temporary  defensive  position and invest in high-grade,  short-term, fixed-income  securities  (which may include  U.S.  Government  securities)  or hold its assets in cash.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 80% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts,  of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         In managing the Portfolio,  the  Sub-advisor  seeks to purchase  securities of companies that it considers well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Portfolio may decline in value,  either  because of  changing  economic,  political  or market  conditions  or because of the economic  condition of the company that issued the security.  These declines may be substantial.  In addition,  the prices of the growth  company  stocks in which the Portfolio  invests may fluctuate to a greater  extent than other equity  securities due to changing market conditions or disappointing  earnings  results.  The Portfolio may invest in foreign  companies,  including  companies located in developing  countries,  and it therefore will be subject to risks relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The Portfolio may purchase and sell futures  contracts and related  options on securities  indices,  foreign  currencies  and interest  rates for hedging and  non-hedging purposes.  The Portfolio may also enter into forward  contracts for the purchase or sale of foreign  currencies for hedging and  non-hedging  purposes.  The  Portfolio  may  purchase and write (sell)  options on  securities,  stock indices and foreign currencies.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

ASt Marsico Capital Growth portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek  capital  growth.  Income is not an investment objective and any income realized on the Portfolio's investments,  therefore,  will be incidental to the
Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects  that the  majority  of the  Portfolio's  assets  will be  invested  in the common  stocks of larger,  more established companies.

         In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down"
economic  analysis  with  "bottom  up" stock  selection.  The "top down"  approach  takes into  consideration  such macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive landscape.  In  addition,  the  Sub-advisor  examines  such  factors  as  the  most  attractive  global  investment opportunities,  industry  consolidation,  and the sustainability of economic trends. As a result of this "top down"
analysis,  the  Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the
Sub-advisor has observed.

         The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential  that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate  for investment by the  Portfolio,  the  Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power,  solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity, and the ability to generate free cash flow),  strong  management,  and reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Portfolio will be the risk that the equity  securities held by the Portfolio  will decline in value.  The risk of the Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Portfolio to purchase and hold  securities  for capital  growth, changes in the Portfolio  will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized and increase in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company.  Investment in "special  situations"  carries an additional  risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt  securities  when the Portfolio  perceives an  opportunity  for capital growth from such  securities.  The
Portfolio  may invest up to 10% of its total  assets in debt  securities,  which may  include  corporate  bonds and debentures and government securities.

         The  Portfolio  may also  purchase  securities  of  foreign  issuers,  including  foreign  equity and debt securities and depositary  receipts.  Foreign securities are selected  primarily on a stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  The Portfolio may also use a variety of currency hedging  techniques,  including forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio  may invest  without  limit in  index/structured  securities, which are debt  securities  whose  value at  maturity or interest  rate is linked to  currencies,  interest  rates, equity securities,  indices,  commodity prices or other financial indicators.  Such securities may be positively or
negatively   indexed  (i.e.,   their  value  may  increase  or  decrease  if  the  reference  index  or  instrument appreciates).  Index/structured  securities may have return  characteristics  similar to direct  investments in the underlying instruments,  but may be more volatile than the underlying  instruments.  The Portfolio bears the market risk  of an  investment  in the  underlying  instruments,  as  well  as  the  credit  risk  of  the  issuer  of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio may purchase and write (sell) options on  securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on securities, financial  indices,  and  foreign  currencies,  options  on  futures  contracts,  forward  contracts  and swaps and swap-related  products.  These  instruments  will be used  primarily  to hedge the  Portfolio's  positions  against potential  adverse  movements in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited extent,  the  Portfolio may also use  derivative  instruments  for  non-hedging  purposes  such as  increasing  the
Portfolio's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities  and their risks,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although the Sub-advisor  expects to invest primarily in equity  securities,  the
Sub-advisor  may increase the Portfolio's  cash position  without  limitation  when the  Sub-advisor  believes that
appropriate   investment   opportunities  for  capital  growth  with  desirable  risk/reward   characteristics  are
unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include  high-grade  commercial  paper,  certificates  of deposit and repurchase  agreements.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  growth  of  capital  in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any  income  realized  on the  Portfolio's  investments,  therefore,  will  be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will  pursue  its  objective  by  investing  primarily  in  common  stocks.  Common  stock investments  will be in  companies  that the  Sub-advisor  believes  are  experiencing  favorable  demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.  The Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.

         Because the  Portfolio  invests a substantial  portion (or all) of its assets in stocks,  the Portfolio is subject to the risks  associated with stock  investments,  and the Portfolio's  share price therefore may fluctuate substantially.  This is true  despite the  Portfolio's  focus on the stocks of larger  more-established  companies.
The Portfolio's share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an industry  will  affect the prices of  particular  stocks held by the  Portfolio  (for  example,  poor earnings,  loss of major  customers,  major  litigation  against an issuer,  or changes in  government  regulations affecting  an  industry).  Because of the types of  securities  it invests in, the  Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized  and  appreciate  in  value  due  to a  specific  development,  such  as a  technological  breakthrough, management  change or new product at that company.  Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity securities,  the Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Portfolio perceives an  opportunity  for capital  growth from such  securities.  The  Portfolio  is subject to the  following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may also purchase  securities of foreign  issuers,  including  foreign
equity  and  debt  securities  and  depositary   receipts.   Foreign   securities  are  selected   primarily  on  a
stock-by-stock  basis without  regard to any defined  allocation  among  countries or geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign  securities  denominated in foreign  currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward foreign  currency  exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Sub-advisor may increase the Portfolio's  cash position  without  limitation when the  Sub-advisor  is of the  opinion  that  appropriate  investment  opportunities  for  capital  growth  with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST JANUS STRATEGIC VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The  Portfolio  pursues its  objective by  investing  primarily in common  stocks with the  potential  for long-term  growth of  capital  using a "value"  approach.  The  value  approach  the  Sub-advisor  uses  emphasizes investments  in  companies  it  believes  are  undervalued  relative  to their  intrinsic  worth.  A company may be undervalued due to market or economic conditions,  temporary earnings declines,  unfavorable developments affecting the company or other factors.

         The Sub-advisor  measures value as a function of  price/earnings  (P/E) ratios and price/free cash flow. A
P/E ratio is the  relationship  between the price of a stock and its earnings per share.  This figure is determined by  dividing a stock's  market  price by the  company's  earnings  per share  amount.  Price/free  cash flow is the relationship  between  the  price of a stock  and the  company's  available  cash  from  operations  minus  capital expenditures.  The  Sub-advisor  will typically seek  attractively  valued  companies that are improving their free cash flow and improving their returns on invested capital.

         The  Sub-advisor  generally  takes a "bottom up" approach in choosing  investments  for the Portfolio.  In other words,  the  Sub-advisor  seeks to identify  companies that are  undervalued by looking at companies one at a time,  regardless  of size,  country of  organization,  place of  principal  business  activity,  or other  similar selection  criteria.  Realization of income is not a significant  consideration  when choosing  investments for the
Portfolios.  Income realized on the Portfolio's investments is incidental to its objective.

         As a fund that invests  primarily in common  stocks,  the main risk of the  Portfolio is the risk that the value of the stocks it holds might  decrease,  either in response to factors  relating to an individual  company or in response to general market and/or economic  conditions.  If this occurs,  the  Portfolio's  share price may also decrease.  While a fund that  focuses on value  stocks may be subject to less risk than a fund  investing in stocks of growth  companies,  the  Portfolio  is  subject  to the risk that the  Sub-advisor's  belief  about a  company's intrinsic worth will be incorrect or will not be realized by the market in the time frame expected.

         While the Portfolio will generally focus on the securities of larger  companies,  the Portfolio may invest in the securities of smaller  companies,  including  start-up  companies  offering  emerging  products or services.
Smaller or newer  companies  may suffer more  significant  losses as well as realize more  substantial  growth than larger or more  established  issuers  because  they may lack  depth of  management,  be unable  to  generate  funds necessary  for growth or potential  development,  or be  developing or marketing new products or services for which markets  are not yet  established  and may never  become  established.  The  Portfolio's  level of risk may also be affected if it invests as described  below in certain types of investments  other than domestic  equities,  such as foreign securities,  derivative  investments,  non-investment  grade debt securities,  and initial public offerings
(IPOs).

         The Portfolio generally intends to purchase  securities for long-term  investment  although,  to a limited extent,  the Portfolio may purchase  securities in anticipation of relatively  short-term  price gains.  Short-term transactions may also result from liquidity needs,  securities  having reached a price or yield objective,  changes in  interest  rates or the credit  standing  of an  issuer,  or by reason of  economic  or other  developments  not foreseen  at the time the  investment  was made.  The  Portfolio  may also  sell one  security  and  simultaneously purchase  the same or a  comparable  security  to take  advantage  of  short-term  differentials  in bond yields or securities prices.

         Non-Diversified  Status.  The Portfolio is classified as a non-diversified  investment  company.  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund. As a result,  a single  security's  increase  or  decrease in value may have a greater  impact on the  Portfolio's  share price and total return.  Because of this,  the  Portfolio's  share price can be expected to fluctuate  more than a comparable diversified fund.

         Special  Situations.  The  Portfolio may invest in special  situations.  A special  situation  arises when the  Sub-advisor  believes that the  securities of an issuer will be  recognized  and  appreciate in value due to a specific  development  with  respect to that  issuer.  Special  situations  may  include  significant  changes in a company's  allocation of its existing  capital,  a  restructuring  of assets,  or a redirection of free cash flows.
For example,  issuers undergoing significant capital changes may include companies involved in spin-offs,  sales of divisions,  mergers or acquisitions,  companies emerging from bankruptcy,  or companies initiating large changes in their debt to equity ratio.  Companies that are redirecting  cash flows may be reducing debt,  repurchasing  shares or paying  dividends.  Special  situations  may also result  from (1)  significant  changes in  industry  structure through  regulatory  developments or shifts in competition,  (2) a new or improved product,  service,  operation or technological  advance,  (3)  changes in senior  management,  or (4)  significant  changes in cost  structure.  The
Portfolio's  performance could suffer if the anticipated  development in a "special situation"  investment does not occur or does not attract the expected attention.

Other Investments:

         While the  Portfolio  will invest  primarily in common  stocks,  the Portfolio may also invest to a lesser degree in other types of securities,  such as preferred  stocks,  warrants,  securities  convertible into common or preferred  stocks,  and debt  securities.  The Portfolio will not invest more than 35% of its assets in bonds rated below investment grade ("junk" bonds).

         In addition,  the Portfolio may invest in the  following  types of securities  and engage in the following investment techniques:

         Indexed/Structured   Securities.  The  Portfolio  may  invest  in  indexed/structured   securities,  which
typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity prices or other financial  indicators.  Such securities  may be positively or negatively  indexed  (i.e.,  their value may increase or decrease if the reference index or  instrument  appreciates).  Indexed/structured  securities  may have  return  characteristics  similar  to direct investments in the underlying instruments, but may be more volatile than the underlying instruments.

         Foreign  Securities.  The  Portfolio  may  invest  up to 25% of  its  net  assets  in  foreign  securities denominated in foreign  currencies and not publicly  traded in the United States.  The Portfolio may also invest in foreign  companies  through  depositary  receipts or passive  foreign  investment  companies.  Generally,  the same criteria are used to select foreign  securities as are used to select domestic  securities.  Foreign securities are generally  selected  on a  stock-by-stock  basis  without  regard to any  defined  allocation  among  countries  or
geographic  regions.  However,  certain  factors  such  as  expected  levels  of  inflation,   government  policies
influencing business conditions,  the outlook for currency  relationships,  and prospects for economic growth among countries,  regions or geographic areas may warrant greater  consideration in selecting foreign  securities.  There are no  limitations  on the  countries  in which the  Portfolio  may  invest  and the  Portfolio  may at times have significant foreign exposure.

         Futures,  Options and Other Derivative  Instruments.  The Portfolio may buy and sell futures  contracts on foreign  currencies,  securities  and  financial  indices and options on such  contracts.  The  Portfolio  may also purchase and write put and call options on securities,  securities  indices and foreign  currencies.  The Portfolio may  enter  into  forward  foreign  currency  exchange  contracts,  swaps  and other  derivative  instruments.  The
Portfolio  may use these  instruments  to hedge or protect its  portfolio  from  adverse  movements  in  securities prices,  currency  exchange rates,  and interest rates. To a limited extent,  the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

         Additional  information  on the types of  securities  other than common  stocks in which the Portfolio may invest is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Sub-advisor  believes  that  market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise unable to locate attractive  investment  opportunities, the  Portfolio's  cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully  invested  in stocks.  Even when the  Portfolio  is  essentially  fully  invested,  some  residual  amount of
Portfolio  assets will remain in cash or similar  investments.  These  investments  may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt  obligations,  and money market funds (including funds managed by the Sub-advisor).  When the Portfolio's  investments in cash or similar investments increase,  the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of  the  Portfolio  is to  seek  capital  growth  by  investing approximately  50% of its assets in growth stocks of large companies and  approximately  50% of its assets in value stocks of large companies.

Principal Investment Policies and Risks:

         The  Portfolio  will invest  primarily in common  stocks of large U.S.  companies  included in the Russell
1000 Index (the  "Russell  1000").  The Russell 1000 is a market  capitalization-weighted  index that  measures the performance of the 1,000 largest U.S.  companies.  As of June 30, 2000, the average  market  capitalization  of the companies in the Russell 1000 index was approximately $14.1 billion.

         Normally,  about 60-85  companies will be represented in the  Portfolio,  with 25-35  companies  primarily from the Russell 1000 Growth Index (the "Growth  Index")  constituting  approximately  50% of the  Portfolio's  net assets,  and 35-50  companies  primarily  from the Russell 1000 Value Index (the "Value  Index")  constituting  the remainder of the Portfolio's net assets.  Daily cash flows (that is,  purchases and reinvested  distributions)  and outflows (that is,  redemptions and expense items) will be divided between the two portfolio  segments for purposes of  maintaining  the targeted  allocation  between  growth and value stocks (the  "Target  Allocation").  Normally, while it is not expected that the allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is possible  that this  deviation  may be higher.  Factors such as market  fluctuation, economic conditions,  corporate  transactions and declaration of dividends may result in deviations from the Target
Allocation.  In the event the  allocation  of assets to the  portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's net assets invested in growth stocks and 40% of the Portfolio's net assets invested in value stocks),  the Sub-Advisers will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a  consequence,  assets may be allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

         The Growth Index measures the performance of the Russell 1000 companies with higher  price-to-book  ratios and higher  forecasted  growth values.  The Value Index measures the performance of the Russell 1000 companies with lower  price-to-book  ratios and lower  forecasted  growth  values.  This  combination  of growth  stocks and value stocks is intended to enhance  performance of the Portfolio over time, and reduce the  Portfolio's  overall risk in comparison to funds which invest exclusively in growth or value stocks.  During particular  periods,  the Portfolio may outperform or underperform funds which invest exclusively in growth or in value stocks.

         The  investment  strategy  of the  Sub-advisor  responsible  for the  portion  of the  Portfolio's  assets invested in growth  stocks  emphasizes  stock  selection.  The  Sub-advisor  relies  heavily  upon the  fundamental analysis and rigorous  research of its internal  research  staff.  The  Sub-advisor  selects  investments  based on strong management,  superior industry positions,  excellent balance sheets and superior earnings growth;  where all of these  strengths  have not been  reflected  in the  company's  stock  price.  In  managing  the  Portfolio,  the
Sub-advisor  seeks to take advantage of market  volatility.  During market  declines,  the Sub-advisor  will add to positions,  causing  the  Portfolio  to  become  somewhat  more  aggressive.  Conversely,  in rising  markets,  the
Sub-advisor will trim or eliminate positions and as a result the Portfolio will become more conservative.

         The method of  selecting  the  investments  used by the  Sub-advisor  responsible  for the  portion of the
Portfolio's  assets invested in value stocks is to measure each stock's long-term  expected return by comparing the price of the security to the company's  long-term  cash flows.  The  Sub-advisor  will only  purchase  those stocks that it has  above-average  confidence in the  reliability of its analysts'  forecasts.  The  Sub-advisor may delay its purchase of  securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate that the stock price is likely to decline in the near  future,  and it may delay its sale of  securities  if recent strength in the stock or upward  earnings  revisions  indicate  the stock is likely to rise soon.  The  Sub-advisor will  control  risk  within the value  portion of the  Portfolio  by  reviewing  whether  there is undue  portfolio exposure to industry  sector and other risk  factors.  The  Sub-advisor  will take more risk when  unusually  large value  distortions  within the value realm create unusually large  opportunities  to add returns,  and it will take less risk when the opportunities are limited.

         Because the Portfolio invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price  will be  affected  by  changes in the stock  markets  generally,  and  factors  specific  to a company or an industry will affect the prices of particular  stocks held by the Portfolio (for example,  poor  earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The Portfolio's focus on large,  more-established  companies may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller  number of  securities  than many other funds,  changes in the value of a single  security may have a more significant effect, either negative or positive, on the Portfolio's share price.
Other Investments:

In addition to investing in equity securities, the Portfolio also may:

o        invest up to 20% of the growth portion of its net assets in convertible securities;
o        invest up to 5% of the growth portion of its net assets in rights or warrants;
o        invest up to 15% of its total assets in foreign securities
o        purchase and sell exchange-traded index options and stock index futures contracts; and
o        write  covered  exchange-traded  call  options on its  securities  up to 15% of the growth  portion of its total  assets,  and  purchase  exchange-traded  call and put options on common  stocks up to, for all options, 10% of the growth portion of its total assets.

         For purposes of the  Portfolio a foreign  security is a security  issued by a non-U.S.  company,  which is defined as a company that:  (1) is organized  outside the United States;  (ii) has its principal  place of business outside the United States;  and (iii) issues  securities  traded  principally in a foreign country.  Companies that do not fall within the  definition  of a non-U.S.  company  would be  considered a U.S.  company and  therefore not subject to the above limitation on foreign securities.

         American  Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for  purposes  of the 15%
limitation set forth above and may be purchased by the Portfolio.

         For additional  information  about these  investments and risks,  see this Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  Although  it does not expect to do so  ordinarily,  when  business  or  financial conditions warrant,  the Portfolio may assume a temporary defensive position and invest in high-grade,  short-term, fixed-income  securities  (which may include  U.S.  Government  securities)  or hold its assets in cash.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large companies that appear to be undervalued.  Among other things,  the Portfolio  seeks to identify  compelling  buying  opportunities created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances even though their  long-term  prospects  remain sound.  The  Sub-advisor's  investment  approach is value-based and price-driven,  and it relies on the  intensive  fundamental  research of its  internal  research  staff to identify these buying opportunities in the marketplace.

         Portfolio  investments  are selected by the  Sub-advisor  based upon a model  portfolio of 125-175  stocks constructed  by the  Sub-advisor.  In  selecting  investments  for the model  portfolio,  the  Sub-advisor  takes a
"bottom-up"  approach.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential  that may not be  recognized  by the  market at large.  The  Sub-advisor  relates  present  value of each company's  forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks  companies from the  highest  expected  return  to the  lowest,  with  the  companies  at the top of the  ranking  being  the  most undervalued.

         Once  the  expected  return  for each  stock  is  calculated,  the  Sub-advisor  adjusts  for  timing  and concentration  risks.  Securities  are  ranked by  risk-adjusted  expected  returns.  Securities  ranked in the top third of its valuation  universe,  if selected,  are over-weighted in the Portfolio because they represent the most undervalued  stocks in its universe.  The Sub-advisor  market weights  securities ranked in the middle third of its universe,  if  selected,  to add  diversification  to  the  Portfolio.  To  control  variability  in  premium,  the
Sub-advisor also holds the largest capitalization  securities (at under-weighted  positions) even when they rank in bottom  third  of the  universe.  If a  security  falls in the  ranking  from  the top  third of the  Sub-advisor's valuation  universe to the middle third, the Sub-advisor may reduce the Portfolio's  position to market weight.  If the security's  ranking  continues to fall into the bottom third of its universe,  the  Sub-advisor may either sell it or, if it is a very large  capitalization  stock,  will  underweight  it. The  Sub-advisor may from time to time deviate from the foregoing  process with respect to the weighting of  individual  securities in the Portfolio  when determined appropriate by the Sub-advisor.

         The  Sub-advisor  may delay the  Portfolio's  purchase of  securities  if recent  weakness in the stock or negative  earnings  revisions  by analysts  indicate  that the stock price is likely to decline in the near future, and it may delay the Portfolio's  sale of securities if recent  strength in the stock or upward earnings  revisions indicate the stock is likely to rise soon. The  Sub-advisor  will control risk by reviewing  whether there is undue portfolio  exposure to industry sector and other risk factors.  The Sub-advisor  will take more risk when unusually large value  distortions  within the value realm create unusually large  opportunities to add returns,  and it will take less risk when the opportunities are limited.

         The  Sub-advisor  also  seeks  to  control  risks by  correlating  the size of  initial  purchases  by the
Portfolio to the security's  benchmark  weighting,  within plus or minus 0.5%. If market appreciation of a security brings the  security's  weighting to 1.0% above or below its  benchmark  weighting  (at the time),  the size of the holding is generally  increased or reduced  accordingly.  Because the Portfolio  invests  primarily in stocks,  the
Portfolio is subject to the risks  associated with stock  investments,  and the  Portfolio's  share price therefore may  fluctuate  substantially.  The  Portfolio's  share  price will be  affected  by  changes in the stock  markets generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic resources or supplies,
major  litigation  against  a  company,  or  changes  in  governmental  regulation  affecting  an  industry).   The
Portfolio's  focus on  large,  more-established  companies  may mean  that its  level of risk is lower  than a fund investing  primarily in smaller  companies.  While the Portfolio's  value investing  historically has involved less risk than  investing in growth  companies,  investing  in value  stocks  carries the risks that the market will not recognize  the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Derivatives.  The Portfolio may invest in various  instruments that are or may be considered  derivatives, including  securities  index  futures  contracts and related  options.  These  instruments  may be used for several reasons: to simulate full investment in equities while retaining cash for fund management  purposes,  to facilitate trading,  or to reduce  transaction  costs.  The Portfolio will not use derivatives for speculative  purposes or to leverage its assets.  The Portfolio will limit its use of securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related options do not exceed 5% of the  Portfolio's  assets and the percentage of the  Portfolio's  assets being used to cover its  obligations  under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain up to 25% of its assets in short-term  debt securities and  money  market  instruments  to meet  redemption  requests.  These  securities  include  obligations  issued or guaranteed  by the U.S.  Government  or its  agencies  or  instrumentalities  or by any of the  states,  repurchase agreements,  commercial paper, and certain bank  obligations.  The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio  pursues its investment  objective of maximizing total return by seeking,  with  approximately  equal emphasis,  capital growth and current income. Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity securities of real estate companies.  Such equity securities will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

         For  purposes of the  Portfolio's  investment  policies,  a "real  estate  company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least  50% of its  assets  in real  estate.  The  Portfolio  may  invest  up to 10% of its  total  assets in securities of foreign real estate companies.

         Real estate companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for  investment  primarily in income  producing  real estate or real estate  related loans or interests.  REITs can generally  be  classified  as Equity  REITs,  Mortgage  REITs and Hybrid  REITs.  Equity  REITs,  which  invest the majority of their assets  directly in real property,  derive their income  primarily  from rents.  Equity REITs can also realize  capital gains or losses by selling  properties.  Mortgage  REITs,  which invest the majority of their assets in real estate  mortgages,  derive their income primarily from interest  payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         As a fund that invests primarily in equity  securities,  the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio  also will be subject to certain  risks  related  specifically  to real estate  securities,  and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate  companies may be subject to risks  similar to those  associated  with the direct  ownership  of real  estate.  These  include  risks related to general and local  economic  conditions,  dependence on management  skill,  heavy cash flow  dependency, possible lack of available mortgage funds,  overbuilding,  extended vacancies of properties,  increases in property taxes and operating  expenses,  changes in zoning laws, losses due to costs resulting from environmental  problems, casualty  or  condemnation  losses,  limitations  on rents,  and  changes  in  neighborhood  values,  the appeal of properties to tenants and interest rates.

         In general,  Equity REITs may be affected by changes in the value of the underlying  property owned by the trusts,  while Mortgage REITs may be affected by the quality of any credit  extended.  In the event of a default by a borrower or lessee,  a REIT may experience  delays and may incur  substantial  costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status. The Portfolio is classified as a  "non-diversified"  investment company under the
1940 Act,  which means the  Portfolio  is not limited by the 1940 Act in the  proportion  of its assets that may be invested in the  securities of a single  issuer.  However,  the Portfolio  intends to meet certain  diversification standards  under the  Internal  Revenue Code that must be met to relieve the  Portfolio  of  liability  for Federal income tax if its earnings are  distributed  to  shareholders.  As a  non-diversified  fund, a price decline in any one of the  Portfolio's  holdings may have a greater  effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write  (sell) put and  covered  call  options  and  purchase  put and call  options on securities or stock indices that are listed on a national  securities or  commodities  exchange.  The Portfolio may buy and sell  financial  futures  contracts,  stock and bond index  futures  contracts,  foreign  currency  futures contracts  and  options  on the  foregoing.  The  Portfolio  may  enter  into  forward  foreign  currency  exchange contracts in  connection  with its  investments  in foreign  securities.  The  Portfolio  may also enter into short sales,  which are  transactions  in which the Portfolio sells a security it does not own at the time of the sale in anticipation  that the market price of the security will decline.  The Sub-advisor  expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these  techniques  and their risks is included  below under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market or general economic conditions justify a  temporary  defensive  position,  the  Portfolio  will invest all or a portion of its assets in  high-grade  debt securities,  including  corporate  debt  securities,  U.S.  government  securities,  and  short-term  money  market instruments,  without  regard to  whether  the  issuer  is a real  estate  company.  While  the  Portfolio  is in a defensive  position,  the opportunity to achieve its investment  objective of maximum total return will be limited.
The Portfolio may also invest funds  awaiting  investment  or funds held to satisfy  redemption  requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  outperform  the Standard & Poor's 500
Composite  Stock Price Index (the "S&P 500(R)") through stock selection  resulting in different  weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Portfolio  will invest  primarily in the common  stocks of companies  included in the S&P 500. The S&P
500 is an index of 500 common  stocks,  most of which trade on the New York Stock  Exchange Inc. (the "NYSE").  The
Sub-advisor  believes that the S&P 500 is  representative  of the  performance of publicly  traded common stocks in the U.S. in general.

         In seeking to outperform  the S&P 500, the  Sub-advisor  starts with a portfolio of stocks  representative of the  holdings  of the index.  It then uses a set of  fundamental,  quantitative  criteria  that are  designed to indicate  whether a particular  stock will  predictably  perform  better or worse than the S&P 500.  Based on these criteria,  the Sub-advisor  determines  whether the Portfolio  should  over-weight,  under-weight or hold a neutral position  in the stock  relative to the  proportion  of the S&P 500 that the stock  represents.  In  addition,  the
Sub-advisor  may determine  based on the  quantitative  criteria that (1) certain S&P 500 stocks should not be held by the Portfolio in any amount,  and (2) certain equity  securities  that are not included in the S&P 500 should be held by the  Portfolio.  The Portfolio may invest up to 15% of its total assets in equity  securities  not included in the S&P 500.

         As a mutual fund investing  primarily in common  stocks,  the Portfolio is subject to the risk that common stock prices will decline over short or even extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock prices  generally  rise and periods when prices  generally  decline.  The  Sub-advisor  believes that the various  quantitative  criteria used to determine which stocks to over- or under-weight  will balance each other so that the overall  risk of the  Portfolio is not likely to differ  materially  from the risk of the S&P 500 itself.  While the Portfolio  attempts to outperform the S&P 500, it is not expected that any  outperformance  will be substantial.  The Portfolio also may underperform the S&P 500 over short or extended periods.

         About the S&P 500. The S&P 500 is a  well-known  stock market  index that  includes  common  stocks of 500 companies from several  industrial  sectors  representing  a significant  portion of the market value of all common stocks  publicly  traded  in the  United  States.  Stocks in the S&P 500 are  weighted  according  to their  market capitalization  (the number of shares  outstanding  multiplied by the stock's  current  price).  The composition of the S&P 500 is  determined by S&P based on such factors as market  capitalization,  trading  activity,  and whether the stock is  representative  of stocks in a  particular  industry  group.  The  composition  of the S&P 500 may be changed from time to time.  "Standard & Poor's(R)",  "S&P 500(R)",  "Standard & Poor's 500",  and "500" are  trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

         The  Portfolio  is not  sponsored,  endorsed,  sold or  promoted by  Standard  &Poor's,  a division of The
McGraw-Hill  Companies,  Inc.  ("S&P").  S&P makes no  representation  or  warranty,  express  or  implied,  to the shareholders  of the Portfolio or any member of the public  regarding the  advisability  of investing in securities generally  or in the  Portfolio  particularly  or the  ability  of  the  S&P  500 to  track  general  stock  market performance.  S&P's only  relationship to the Investment  Manager or the  Sub-advisor is a license  provided to the
Investment Manager of certain  trademarks and trade names of S&P and of the S&P 500, which is determined,  composed and calculated by S&P without regard to the Investment Manager,  Sub-advisor,  or Portfolio.  S&P has no obligation to take the needs of the Investment  Manager,  Sub-advisor or the shareholders of the Portfolio into  consideration in determining,  composing or calculating  the S&P 500. S&P is not responsible for and has not  participated in the determination  of the prices and amount of the  Portfolio or the timing of the  issuance or sale of the  Portfolio, or in the  determination  or calculation of the Portfolio's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the  completeness  of the S&P 500 or any data included  therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Portfolio,  shareholders of the Portfolio,  or any other person or entity  from the use of the S&P 500 or any data  included  therein.  S&P makes no express or implied  warranties and expressly  disclaims all warranties of  merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included  therein.  Without  limiting any of the  foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or  consequential  damages  (including  lost profits),  even if notified of the possibility of such damages.

Other Investments:

         Derivatives.  The Portfolio may invest in various  instruments that are or may be considered  derivatives, including  securities  index futures  contracts and related  options,  warrants and convertible  securities.  These instruments  may be used for several  reasons:  to simulate full investment in the S&P 500 while retaining cash for fund management  purposes,  to facilitate trading, to reduce transaction costs or to seek higher investment returns when the  futures  contract,  option,  warrant  or  convertible  security  is  priced  more  attractively  than the underlying  equity security or the S&P 500. The Portfolio will not use  derivatives for speculative  purposes or to leverage its assets.  The Portfolio will limit its use of securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related options do not exceed 5% of the  Portfolio's  assets  and  provided  that the  percentage  of the  Portfolio's  assets  being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain up to 25% of its assets in short-term  debt securities and money market instruments to meet redemption  requests or to facilitate  investment in the securities of the S&P
500.  These  securities  include  obligations  issued or  guaranteed  by the U.S.  Government  or its  agencies  or
instrumentalities  or  by  any  of  the  states,   repurchase  agreements,   commercial  paper,  and  certain  bank
obligations.  The  Portfolio  will not invest in these  securities  as part of a  temporary  defensive  strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment  Objective:  The primary  investment  objective  of the  Portfolio is to seek  capital  growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's  investment  strategy utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded  U.S.  companies  (measured  by market  capitalization),  from most  attractive  to least attractive.  These  rankings are  determined by using a computer  model that  combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth,  the Sub-advisor  uses,  among others,  the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio optimization,  the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between  risk and  expected  return.  The goal is to create an equity portfolio that provides  better returns than the S&P 500 Index without taking on significant  additional  risk. The
Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

         The  Sub-advisor  does  not  attempt  to time the  market.  Instead,  it  intends  to keep  the  Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund investing  primarily in common  stocks,  the Portfolio is subject to the risk that the value of the stocks it invests in will decline.  These declines could be substantial.

         Because the Portfolio is managed to an index (the S&P 500),  its  performance  will be closely tied to the performance  of the index.  If the S&P 500 goes down,  it is likely that the  Portfolio's  share price will also go down. The Portfolio's  investments in  income-producing  stocks may reduce to some degree the Portfolio's  level of risk and share price  fluctuation  (and its potential  for gain)  relative to the S&P 500.  However,  if the stocks that make up the S&P 500 do not have a high dividend  yield at a given time,  then the  Portfolio's  dividend yield also will not be high.

Other Investments:

         When the  Sub-advisor  believes that it is prudent,  the  Portfolio  may invest in  securities  other than stocks, such as convertible  securities,  foreign securities,  short-term instruments and non-leveraged stock index futures  contracts.  Stock index  futures  contracts  can help the  Portfolio's  cash assets  remain  liquid  while performing  more like stocks.  The Portfolio  also may short sales  "against the box."  Additional  information  on these types of investments is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

ASt alliance GROWTH AND INCOME portfolio:

Investment  Objective:  The investment objective of the Portfolio (formerly,  the AST Lord Abbett Growth and Income
Portfolio) is long-term  growth of capital and income while  attempting to avoid  excessive  fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

         The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's  assets invested in  securities  that are selling at  reasonable  valuations  in  relation  to their  fundamental  business prospects.  In doing so, the  Portfolio  may forgo some  opportunities  for gains  when,  in the  judgement  of the
Sub-advisor, they are too risky.

         In seeking to achieve its  objective,  the Portfolio  invests  primarily in the equity  securities of U.S.
companies that the Sub-advisor  believes are  undervalued.  The Sub-advisor  believes that, over time, stock prices
(of companies in which the Portfolio  invests) will come to reflect the companies'  intrinsic  economic values. The
Sub-advisor uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.
Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best  combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial  models for each company followed.  The Sub-advisor  employs these models to identify equity  securities  whose current market prices do not reflect what it considers to be their  intrinsic  economic  value.  In determining a company's  intrinsic  economic value,  the  Sub-advisor  takes into account any factors it believes  bear on the ability of the company to perform in the future,  including  earnings growth,  prospective cash flows,  dividend growth and growth in book value. The
Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The  prices  of  the  common  stocks  that  the  Portfolio  invests  in  will  fluctuate.  Therefore,  the
Portfolio's  share  price will also  fluctuate,  and may  decline  substantially.  While  there is the risk that an investment  will  never  reach  what the  Sub-advisor  believes  is its full  value,  or may go down in value,  the
Portfolio's  risk and share  price  fluctuation  (and  potential  for gain) may be less than many other stock funds because of the Portfolio's emphasis on large, seasoned company value stocks.

Other Investments:

         The Portfolio,  in addition to investing in common stocks and  convertible  securities,  may write covered call options  listed on domestic  securities  exchanges  with respect to  securities  in the  Portfolio.  It is not intended for the  Portfolio to write  covered call  options  with respect to  securities  with an aggregate  market value of more than 10% of the  Portfolio's  net assets at the time an option is  written.  The  Portfolio  also may purchase and sell forward and futures  contracts and related options for hedging  purposes.  The Portfolio may also invest up to 10% of its net  assets  (at the time of  investment)  in foreign  securities,  and invest in  straight bonds and other debt securities.

         Temporary  Investments.  The Portfolio may invest in short-term  debt and other high quality  fixed-income securities to create reserve  purchasing power and also for temporary  defensive  purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS GROWTH WITH INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek  long-term  growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 65% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary receipts.  The stocks in which the  Portfolio  invests  generally  will pay  dividends.  While the  Portfolio may invest in companies of any size,  the  Portfolio  generally  focuses on companies  with larger  market  capitalizations  that the  Sub-advisor believes have  sustainable  growth prospects and attractive  valuations  based on current and expected  earnings or cash flow.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         The Portfolio may invest up to 20% of its net assets in foreign securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Portfolio may decline in value,  either  because of  changing  economic,  political  or market  conditions  or because of the economic  condition of the company that issued the security.  These  declines may be  substantial.  In light of the
Portfolio's  focus on  income-producing  large-cap stocks,  the risk and share price  fluctuations of the Portfolio
(and its  potential  for gain) may be less than many  other  stock  funds.  The  Portfolio  may  invest in  foreign companies,  including  companies  located  in  developing  countries,  and it  therefore  will be  subject to risks relating to political,  social and economic conditions abroad,  risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in debt  securities,  including  variable  and  floating  rate  securities  and zero  coupon,  deferred interest and pay-in-kind bonds. The Portfolio may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The  Portfolio  may  purchase and sell  futures  contracts on  securities indices,  foreign  currencies  and interest  rates for hedging and  non-hedging  purposes.  The  Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST INVESCO Equity Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing  in  securities  that are expected to produce relatively high levels of income and consistent,  stable returns.  The Portfolio  normally will invest at least 65%
of its assets in  dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Up to 30% of the
Portfolio's  assets may be invested  in equity  securities  that do not pay regular  dividends.  In  addition,  the
Portfolio  normally will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The
Portfolio  may  invest up to 25% of its total  assets in foreign  securities,  including  securities  of issuers in countries  considered to be developing.  These foreign  investments  may serve to increase the overall risks of the
Portfolio.

         The  Portfolio's  investments  in common  stocks  may, of course,  decline in value,  which will result in declines  in the  Portfolio's  share  price.  Such  declines  could be  substantial.  To  minimize  the  risk  this presents,  the Sub-advisor will not invest,  with respect to 75% of the value of its total assets,  more than 5% of the Portfolio's  assets in the securities of any one company or more than 25% of the Portfolio's  assets in any one industry.  In light of the  Portfolio's  focus on income  producing  stocks,  its risk and share price  fluctuation
(and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments  in debt  securities  will  generally  be subject to both credit risk and market  risk.  Credit  risk  relates to the  ability of the issuer to meet  interest  or  principal payments,  or both,  as they come due.  Market risk relates to the fact that the market  values of debt  securities in which the Portfolio  invests  generally will be affected by changes in the level of interest  rates. An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will  tend  to  increase  their  values.  Although  the  Sub-advisor  will  limit  the  Portfolio's  debt  security investments  to  securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt  securities  rated  below  the top four  grades by  Standard  & Poor's  Corporation  or  Moody's  Investors
Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in  investing in debt  securities,  the  Portfolio  will invest no more than
15% of its assets in junk bonds,  and in no event will the  Portfolio  ever invest in a debt  security  rated below
Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt securities in the
Portfolio for the issuers'  ability to make required  principal  and interest  payments and other quality  factors, the  Sub-advisor  may retain in the  Portfolio  a debt  security  whose  rating is changed to one below the minimum rating  required for purchase of such a security.  For a discussion  of the special risks  involved in  lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain  market and economic  conditions,  the Portfolio  may assume a defensive  position with up to 100% of its  assets  temporarily  invested  in high  quality  corporate  bonds or  notes  or  government securities,  or held in cash.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its investment objective may be limited.

AST AIM BALANCED PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide a  well-diversified  portfolio of stocks that will produce both capital growth and current income.

Principal Investment Policies and Risks:

         The Portfolio  attempts to meet its objective by  investing,  normally,  a minimum of 30% and a maximum of
70% of its total  assets in equity  securities  and a minimum  of 30% and a maximum  of 70% of its total  assets in non-convertible  debt  securities.  The  Portfolio  may  invest  up to 25%  of  its  total  assets  in  convertible securities  (which,  depending on the nature of the convertible  security,  may be considered equity securities for purposes of the Portfolio's  30-70% range for investments in equity  securities).  The Portfolio may also invest up to 25% of its total assets in foreign securities.

         In  selecting  the  percentages  of assets to be invested in equity or debt  securities,  the  Sub-advisor considers  such  factors as general  market and  economic  conditions,  as well as market,  economic,  industry and company  trends,  yields,  interest  rates and  changes in fiscal  and  monetary  policies.  The  Sub-advisor  will primarily  purchase equity securities for growth of capital and debt securities for income purposes.  However,  the
Sub-advisor  will focus on companies whose  securities have the potential for both capital  appreciation and income generation.  The  Sub-advisor  considers  whether to sell a security  when it believes  that the security no longer has that potential.

         As a fund that invests both in equity and debt  securities,  the Portfolio's  risk of loss and share price fluctuation  (and  potential for gain) may be less than funds  investing  primarily in equity  securities  and more than funds  investing in primarily in debt  securities.  Of course,  both equity and debt securities may decline in value.  Prices  of  equity  securities  fluctuate  in  response  to many  factors,  including  the  historical  and prospective  earnings  of the  issuer,  the value of its  assets,  general  economic  conditions,  interest  rates, investor  perceptions  and market  liquidity.  Prices of debt  securities  fluctuate in response to market  factors such as changes in  interest  rates and in  response  to changes in the credit  quality of  specific  issuers.  The
Portfolio's  level of risk will  increase to the extent it invests  more heavily in long-term  debt  securities  or lower-rated debt securities.

         The values of the  convertible  securities  in which the  Portfolio  may invest will be affected by market interest  rates,  the risk that the issuer may  default on  interest or  principal  payments,  and the value of the underlying  common  stock into which these  securities  may be  converted.  Specifically,  because the  convertible securities the Portfolio  purchases  typically pay fixed  interest and  dividends,  their values may fall if market interest  rates rise and rise if market  interest  rates  fall.  Additionally,  an issuer may have the right to buy back convertible securities at a time and price that is unfavorable to the Portfolio.

         Foreign  securities  have  additional  risks,  including  exchange  rate  changes,  political and economic upheaval,  the  relative  lace of  information  about these  companies,  relatively  low market  liquidity  and the potential lack of strict financial and accounting controls and standards.

Other Investments:

         The Portfolio may write call options on securities,  but only on a covered  basis;  that is, the Portfolio will own the  underlying  security.  In addition,  the  Portfolio may purchase put options or write call options on securities  indices for the purpose of providing a partial  hedge  against a decline in the value of its  portfolio securities.  The  Portfolio  may  purchase and sell stock index and interest  rate  futures  contracts  and related options in order to hedge the value of its  investments  against  changes in market  conditions.  The Portfolio may also engage in various types of foreign currency hedging  transactions in connection with its foreign  investments.
The Portfolio may from time to time make short sales "against the box."

         Additional  information  about  options,  futures  contracts,  convertible  securities,  lower-rated  debt securities,  foreign  securities and other  investments  that the Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In  anticipation  of or in  response  to adverse  market  conditions  or for cash management  purposes,  the  Portfolio  may hold all or a portion of its assets in cash,  money market  instruments, bonds or other debt  securities.  While the Portfolio is in such a defensive  position,  the opportunity to achieve its investment objective of both capital growth and current income may be limited.

ASt American century Strategic Balanced portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The Sub-advisor  intends to maintain  approximately 60% of the Portfolio's assets in equity securities and the  remainder  in bonds  and  other  fixed  income  securities.  Both the  Portfolio's  equity  and  fixed  income investments  will fluctuate in value.  The equity  securities  will fluctuate  depending on the  performance of the companies  that issued them,  general market and economic  conditions,  and investor  confidence.  The fixed income investments  will be  affected  primarily  by rising  or  falling  interest  rates and the  credit  quality  of the issuers.  As a fund that invests  both in equity and fixed  income  securities,  the  Portfolio's  risk of loss and share price  fluctuation  will tend to be less than funds  investing  primarily in equity  securities and more than funds investing primarily in fixed income securities.

         Equity  Investments.  With the equity  portion of the Portfolio,  the  Sub-advisor  utilizes  quantitative management  techniques in a two-step  process that draws  heavily on computer  technology.  In the first step,  the
Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded U.S.  companies  (measured by the value of their stock) from most  attractive to least  attractive.  These  rankings are  determined by using a computer model that  combines  measures  of a  stock's  value  and  measures  of its  growth  potential.  To  measure  value,  the
Sub-advisor  uses  ratios of stock  price to book value and stock  price to cash  flow,  among  others.  To measure growth,  the manager  uses the rate of growth in a company's  earnings and changes in its  earnings  estimates,  as well as other factors.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio optimization,  the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between  risk and  expected  return.  The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.

         Fixed  Income  Investments.  The  Sub-advisor  intends to maintain  approximately  40% of the  Portfolio's assets in fixed  income  securities.  Up to 20% of the  Portfolio's  fixed  income  securities  will be invested in foreign fixed income  securities.  These  percentages  will  fluctuate and may be higher or lower  depending on the mix the Sub-advisor believes will be most appropriate for achieving the Portfolio's objectives.

         The  fixed  income  portion  of the  Portfolio  is  invested  in a  diversified  portfolio  of  government
securities,   corporate  fixed  income  securities,   mortgage-backed  and  asset-backed  securities,  and  similar securities.  The  Sub-advisor's  strategy is to actively  manage the Portfolio by investing the  Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which  represent  better relative long-term investment opportunities.

         The Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under normal market  conditions,  the weighted average maturity of the fixed income portion of the
Portfolio  will be in the 3- to 10-year  range.  During  periods of rising  interest  rates,  the weighted  average maturity may be reduced in order to reduce the effect of bond price  declines on the  Portfolio's  net asset value.
When  interest  rates are falling and bond prices are rising,  the  Portfolio may be moved toward the longer end of its maturity range.

         Debt securities that comprise the Portfolio's  fixed income  portfolio will primarily be investment  grade obligations.  However,  the Portfolio  may invest up to 15% of its fixed income assets in high-yield  securities or
"junk  bonds."  Regardless  of rating  levels,  all debt  securities  considered  for purchase by the Portfolio are analyzed by the  Sub-advisor  to  determine,  to the extent  reasonably  possible,  that the planned  investment is sound,  given the investment  objective of the Portfolio.  For an additional  discussion of lower-rated  securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         In  determining  the  allocation  of assets  among U.S.  and  foreign  capital  markets,  the  Sub-advisor considers the  condition and growth  potential of the various  economies;  the relative  valuations of the markets;
and social,  political,  and economic  factors that may affect the markets.  The  Sub-advisor  also  considers  the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

         Foreign  Securities.  The  Portfolio  may  invest  up to  25% of its  total  assets  in  equity  and  debt securities of foreign issuers,  including  foreign  governments and their agencies,  when these securities meet its standards of selection.  (As noted above,  up to 20% of the fixed income portion of the Portfolio  normally will be invested in foreign  securities.)  These  investments will be made primarily in issuers in developed  markets.  The
Portfolio may make such investments either directly in foreign  securities,  or by purchasing  depositary  receipts for foreign securities.  To protect against adverse movements in exchange rates between  currencies,  the Portfolio may,  for hedging  purposes  only,  enter into forward  currency  exchange  contracts  and buy put and call options relating to currency futures contracts.

Other Investments:

         The  Portfolio  may  invest in  derivative  securities.  Certain  of these  derivative  securities  may be described as  "index/structured"  securities,  which are  securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest  rates,  securities  indices or other financial  indicators  ("reference  indices").  The Portfolio may not invest in a derivative  security unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible  investment because  the  Portfolio  may not invest in oil and gas  leases or  futures.  The  Portfolio  may make  short  sales
"against the box."

         For further information on these securities and investment  practices,  see this Prospectus under "Certain
Risk Factors and Investment Methods."

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high  level of total  return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

         The Portfolio  normally  invests  approximately  60% of its total assets in equity  securities  and 40% in fixed  income  securities.  This mix may vary over  shorter  time  periods;  the equity  portion may range  between
50-70% and the fixed income portion between 30-50%.

         The Sub-advisor  concentrates  common stock  investments in larger,  more established  companies,  but the
Portfolio may include small and  medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be  substantial,  and will not constitute more than 30% of the equity portion of the  Portfolio.  Up to 35% of the equity  portion  may be  invested  in foreign  (non-U.S.  dollar  denominated)
equity  securities.  The fixed income portion of the Portfolio will be allocated among  investment grade securities
(50-100%  of the  fixed  income  portion);  high  yield or  "junk"  bonds  (up to 30%);  foreign  (non-U.S.  dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

         The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.  Shifts between stocks and bonds will normally be done gradually and the  Sub-advisor  will not attempt to precisely  "time" the market.  The  Portfolio's  investments in foreign equity and debt  securities are intended to provide  additional  diversification,  and the Sub-advisor  will normally have at least three  different  countries represented in both the foreign equity and foreign debt portions of the Portfolio.

         Securities  may be sold for a variety  of  reasons,  such as to effect a change  in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income  securities,  the Portfolio  risk of loss and share price  fluctuation  (and  potential  for gain)  will  tend to be less  than  funds  investing  primarily  in equity securities and more than funds investing  primarily in fixed income  securities.  Of course,  both equity and fixed income securities may decline in value.

         Equity  securities  may  decline  because  the stock  market as a whole  declines,  or  because of reasons specific  to the  company,  such  as  disappointing  earnings  or  changes  in  its  competitive  environment.  The
Portfolio's  level of risk will  increase if a  significant  portion of the  Portfolio is invested in securities of small-cap  companies.  Like other fixed  income  funds,  the fixed  income  portion of the  Portfolio is subject to changes  in market  interest  rates  and  changes  in the  credit  quality  of  specific  issuers.  Because  of the
Portfolio's  focus on fixed income  securities  with  intermediate to long  maturities,  changes in market interest rates may cause  substantial  declines in the Portfolio's  share price. The Portfolio's level of risk will increase if a significant  portion of the Portfolio is invested in  lower-rated  high yield bonds or in foreign  securities.
The Portfolio's  investments in  mortgage-backed  and  asset-backed  securities carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

         Equity  Securities.  Investments  in  non-U.S.  dollar  denominated  stocks may be made solely for capital appreciation  or solely  for  income or any  combination  of both for the  purpose of  achieving  a higher  overall return.  Stocks of companies in developing  countries  may be included.  The equity  portion of the Portfolio  also may include convertible securities, preferred stocks and warrants.

         Investments in small  companies  involve both higher risk and greater  potential for  appreciation.  These companies may have limited product lines, markets and financial  resources,  or they may be dependent on a small or inexperienced  management  group.  In addition,  their  securities may trade less frequently and move more abruptly than securities of larger companies.

         Fixed Income  Securities.  Bond  investments may include U.S.  Treasury and agency issues,  corporate debt securities (including  non-investment grade "junk" bonds),  mortgage-backed  securities (including derivatives such as  collateralized  mortgage  obligations and stripped  mortgage-backed  securities) and  asset-backed  securities.
While the weighted average  maturities of each component of the fixed income portion (i.e.,  investment grade, high yield,  etc.) of the  Portfolio  will differ based on the  Sub-advisor's  view of market  conditions,  the weighted average  maturity of the fixed income  portion as a whole (except for the cash  reserves  component) is expected to be in the range of 7 to 12 years.  The cash reserves  component  will consist of high quality  domestic and foreign money market instruments, including money market funds managed by the Sub-advisor.

Other Investments:

         The  Portfolio  may enter into stock  index,  interest  rate or  currency  futures  contracts  (or options thereon)  for hedging  purposes or to provide an  efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign currencies,  securities,  and financial  indices.  The Portfolio may invest up to 10% of its total assets in hybrid instruments,  which combine the  characteristics  of futures,  options and securities.  To the extent the Portfolio uses these  investments,  it will be exposed to  additional  volatility  and  potential  losses.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an  additional  discussion  of these other  investments  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  As noted above,  up to 20% of the fixed income portion of the Portfolio  normally may consist of cash  reserves.  In addition,  the  Portfolio  may maintain cash  reserves  without  limitation  for temporary  defensive  purposes.  While the Portfolio is in a defensive  position,  the  opportunity  to achieve its investment  objective of a high level of total return may be limited.  Cash  reserves also provide  flexibility  in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide high current  income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         To achieve its  objectives,  the  Portfolio  will invest at least 65% of its total  assets in all types of high quality bonds  including  those issued or guaranteed by the U.S. or foreign  governments or their agencies and by foreign  authorities,  provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed  securities  of U.S.  and foreign  issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively managing its maturity  structure and currency  exposure.  The Sub-advisor  bases its investment  decisions on fundamental market factors,  currency trends, and credit quality.  The Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

         Although the Portfolio expects to maintain an  intermediate-to-long  weighted average maturity,  there are no maturity  restrictions on the overall  portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management  of currency  exposures.  The  Sub-advisor  may use foreign  forward  currency  contracts  and  currency options to hedge the risk to the  Portfolio  when  foreign  currency  exchange  rate  movements  are expected to be unfavorable to U.S.  investors.  Under certain  circumstances,  the Sub-advisor may commit a substantial portion of the Portfolio to currency  contracts and currency  options.  If the  Sub-advisor's  forecast of currency  movements proves wrong, this hedging activity may cause a loss.

         The  Portfolio  may also  invest  up to 20% of its  assets  in the  aggregate  in below  investment-grade, high-risk bonds ("junk bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S. dollars.  In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-backed
(including  derivatives,  such as  collateralized  mortgage  obligations  and  stripped  mortgage  securities)  and asset-backed securities.

         Like any fixed income fund,  the value of the  Portfolio  will  fluctuate in response to changes in market interest rates and the credit  quality of particular  companies.  International  fixed income  investing,  however, involves  additional  risks that can increase the  potential for losses.  These  additional  risks include  varying stages of economic and political  development of foreign countries,  differing  regulatory and accounting standards in non-U.S.  markets,  and higher transaction costs.  Because a substantial portion of the Portfolio's  investments are  denominated  in foreign  currencies,  exchange  rates are also  likely to have a  significant  impact on total
Portfolio  performance.  For example,  a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S.  dollar value of a Japanese bond held in the Portfolio,  even though the price of that bond in yen remains unchanged.  Therefore,  because  of  these  currency  risks  and the  risks  of  investing  in  foreign  securities generally,  the Portfolio will involve a greater degree of risk and share price  fluctuation  than a fund investing primarily in domestic  fixed  income  securities,  but  ordinarily  will  involve  less risk than a fund  investing exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to  cause  greater  fluctuations  in  value  when  interest  rates  change.  The  Portfolio's  investments  in mortgage-backed and asset-backed  securities could further result in increased volatility,  as these securities are sensitive to interest  rate  changes.  Further,  these  securities  carry  special  risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

         Types of Debt Securities.  The Portfolio's  investments in debt securities may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities  or political  subdivisions, securities  issued or guaranteed by supranational  organizations  (e.g.,  European  Investment Bank,  InterAmerican
Development Bank or the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities, and commercial paper.

         The  Portfolio  may  invest in zero  coupon  securities,  which are  securities  that are  purchased  at a discount from their face value,  but that do not make cash interest  payments.  Zero coupon  securities are subject to greater  fluctuation  in market value as a result of changing  interest  rates than debt  obligations  that make current cash interest payments.

         The  Portfolio  may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden  of  certain  emerging  countries.  Even  if  the  bonds  are  collateralized,  they  are  often  considered speculative  investments  because of the country's credit history or other factors.  The Portfolio may purchase the securities of certain  foreign  investment  funds or trusts  called  passive  foreign  investment  companies.  Such trusts  have  been the  only or  primary  way to  invest  in  certain  countries.  In  addition  to  bearing  their proportionate  share of the Trust's  expenses,  shareholders  will also  indirectly  bear similar  expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

         Nondiversified  Investment  Company.  The  Portfolio  intends to select its  investments  from a number of country and market  sectors,  and intends to have  investments  in  securities  of issuers  from a minimum of three different  countries  (including  the United  States).  However,  the  Portfolio is  considered a  "nondiversified"
investment  company for purposes of the  Investment  Company Act of 1940.  As such,  the  Portfolio may invest more than 5% of its assets in the fixed-income  securities of individual foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any  individual  corporate  issuer,  except  with  respect to certain short-term  investments.  As a  nondiversified  fund, a price  decline in any one of the  Portfolio's  holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may buy and  sell  futures  contracts  (and  related  options)  for a  number  of  reasons including:  to manage exposure to changes in interest rates,  securities  prices and currency exchange rates; as an efficient  means of  adjusting  overall  exposure  to certain  markets;  to earn  income;  to protect  the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The Portfolio may purchase or write call and put options on  securities,  financial  indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities  in which the Portfolio may invest and their risks in included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without  limit  in  short-term  obligations  denominated  in U.S.  and  foreign  currencies  such as  certain  bank obligations,  commercial paper,  short-term government and corporate  obligations,  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves  also provide  flexibility  in meeting  redemptions and paying  expenses.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST Federated High Yield Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek high  current  income by investing primarily  in a  diversified  portfolio  of fixed  income  securities.  The fixed  income  securities  in which the
Portfolio intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Portfolio  will invest at least 65% of its assets in  lower-rated  corporate  fixed income  securities
("junk  bonds").  These fixed income  securities  may include  preferred  stocks,  convertible  securities,  bonds, debentures,  notes,  equipment lease  certificates  and equipment trust  certificates.  The securities in which the
Portfolio  invests  usually will be rated below the three  highest  rating  categories  of a nationally  recognized rating  organization  (AAA, AA, or A for Standard & Poor's  Corporation  ("Standard & Poor's") and Aaa, Aa or A for
Moody's Investors Service,  Inc.  ("Moody's")) or, if unrated,  are of comparable quality.  There is no lower limit on the rating of  securities in which the  Portfolio  may invest.  The  Portfolio  may purchase or hold  securities rated in the lowest rating category or securities in default.

         A fund that invests  primarily in lower-rated  fixed income securities will be subject to greater risk and share  price  fluctuation  than a  typical  fixed  income  fund,  and may be  subject  to an amount of risk that is comparable  to or greater than many equity  funds.  Lower-rated  securities  will usually  offer higher yields than higher-rated  securities,  but with more risk of loss of  principal  and  interest.  This is because of the reduced creditworthiness  of the securities and the increased risk of default.  Like equity  securities,  lower-rated fixed income  securities  tend to  reflect  short-term  corporate  and  market  developments  to a  greater  extent  than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn  may  adversely  affect the value of some  lower-rated  bonds.  Such a downturn  may especially  affect  highly  leveraged  companies or  companies in  industries  sensitive  to market  cycles,  where deterioration  in a company's cash flow may impair its ability to meet its obligations  under the bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be required to restructure  the terms and conditions of the securities  they have issued.  As a result of these  restructurings,  the value of the securities may fall, and the
Portfolio may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary  trading market for  lower-rated  bonds is generally less liquid than the secondary  trading market for  higher-rated  bonds.  Adverse  publicity and the perception of investors  relating to these  securities and their issuers,  whether or not warranted,  may also affect the price or liquidity of lower-rated  bonds. For an additional  discussion of the risks involved in lower-rated  securities,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         .........Credit  Research.  The  Sub-advisor  will  perform  its own credit  analysis in addition to using rating  organizations and other sources,  and may have discussions with the issuer's management or other investment analysts  regarding  issuers.  The Sub-advisor's  credit analysis will consider the issuer's  financial  soundness, its  responsiveness  to changing  business and market  conditions,  and its anticipated cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places  special  emphasis on the  estimated  current value of the issuer's assets rather than their historical cost.

         .........Diversification.  The Sub-advisor  invests in securities of many different  issuers,  industries, and economic sectors to reduce portfolio risk.

         .........Economic  Analysis.  The Sub-advisor will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the  Portfolio  will not invest more than 10% of its total assets in equity securities.  The Portfolio may own zero coupon bonds or pay-in-kind  securities,  which are fixed income securities that do not make regular cash interest  payments.  The prices of these  securities  are generally more sensitive to changes in market  interest  rates than are  conventional  bonds.  Additionally,  interest on zero coupon bonds and pay-in-kind  securities  must be  reported  as taxable  income to the  Portfolio  even  though it  receives no cash interest until the maturity of such securities.

         The Portfolio may invest in securities issued by real estate investment  trusts,  which are companies that hold real  estate or mortgage  investments.  Usually,  real  estate  investment  trusts are not  diversified,  and, therefore,  are subject to the risks of a single  project or a small number of  projects.  They also may be heavily dependent  on cash flows  from the  property  they own,  may bear the risk of  defaults  on  mortgages,  and may be affected by changes in the value of the underlying property.

         The  Portfolio  may also  invest  in  certain  types of  derivative  securities,  specifically  swaps  and swap-related  products.  For information on these  investments and their risks,  see this Prospectus under "Certain
Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Portfolio may also invest all or a part of its assets  temporarily in cash or cash items for defensive  purposes during times of unusual market conditions or to maintain  liquidity.  Cash items may  include  certificates  of deposit  and other  bank  obligations;  commercial  paper  (generally  lower-rated);
short-term notes;  obligations  issued or guaranteed by the U.S.  government or its agencies or  instrumentalities;
and  repurchase  agreements.  While the  Portfolio  is in a  defensive  position,  the  opportunity  to achieve its investment objective of high current income will be limited.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  seek  high  current  income  and  the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

         To pursue  its  objective,  the  Portfolio  normally  invests  in high  yield and  investment  grade  debt securities,  securities  convertible  into common  stock and  preferred  stocks.  Under normal  circumstances,  the
Portfolio  invests at least 65% of its total assets in fixed income  securities of various  types.  At least 20% of the Portfolio's  assets must be invested in any combination of investment  grade debt securities,  U.S.  Government securities and cash equivalents.

         The  Sub-advisor  believes  that a high total return  (current  income and capital  growth) may be derived from an  actively  managed,  diversified  portfolio  of  investments.  Through  portfolio  diversification,  credit analysis  and  attention  to current  developments  and  trends in  interest  rates and  economic  conditions,  the
Sub-advisor  attempts to reduce the Portfolio's  risks. The Sub-advisor  seeks unusual values,  using  fundamental,
"bottom-up"  research  (i.e.,  research  on  individual  companies  rather than the economy as a whole) to identify
undervalued  securities.   The  Portfolio  may  find  good  value  in  high  yield  securities,   sometimes  called
"lower-rated  bonds" or "junk  bonds,"  and  frequently  may have more than half of its  assets  invested  in those securities.  Higher  yield on debt  securities  can occur  during  periods  of high  inflation  when the demand for borrowed money is high. Also, buying  lower-rated  bonds when the Sub-advisor  believes their credit risk is likely to decrease may generate higher returns.

         The  Portfolio  may  also  make  significant  investments  in  mortgage-backed  securities.  Although  the
Portfolio  expects to  maintain a  weighted  average  maturity  in the range of seven to nine  years,  there are no maturity restrictions on the overall portfolio or on individual securities.

         As a fund that  invests  primarily  in fixed income  securities,  the  Portfolio is subject to the general risks  and  considerations  associated  with  investing  in such  securities.  The  value of an  investment  in the
Portfolio  will  change  as  market  interest  rates  fluctuate.  When  interest  rates  rise,  the  prices of debt securities are likely to decline,  and when interest rates fall,  the prices of debt  securities  tend to rise. The
Portfolio  generally  maintains a relatively long average  maturity,  and  longer-term  debt securities are usually more  sensitive to interest rate changes.  Put another way, the longer the maturity of a security,  the greater the effect a change in interest rates is likely to have on its price.

         There is also the risk that an issuer of a debt  security  will fail to make timely  payments of principal or  interest  to the  Portfolio,  a risk that will be  relatively  high  because  the  Portfolio  will  likely have substantial  junk bond  investments.  The Portfolio may sustain losses if an issuer defaults as to principal and/or interest  payments  after  the  Portfolio  purchases  its  securities.  In  addition,  the  market  for high  yield securities  generally is less liquid than the market for higher-rated  securities.  In addition,  the risk to which the  Portfolio is subject may be high relative to other fixed income funds  because of the  Portfolio's  investment in convertible  securities,  which tend to be more volatile than  non-convertible  debt securities.  In addition to the risks  associated  with fixed  income  securities  generally,  mortgage-backed  securities  are  subject to the additional risk that early repayments will reduce the Portfolio's return on such securities.

Other Investments:

         The Portfolio may invest up to 20% of its net assets in foreign  securities  (securities  primarily traded in countries outside the United States),  and may enter into forward foreign currency  contracts in connection with these foreign investments.

         Additional  information on the types of securities  and  instruments in which the Portfolio may invest and their risks in included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  While  typically  fully  invested,  the  Portfolio  may  at  times  increase  its investments  in cash and  short-term  debt  securities  for  defensive  purposes.  The Portfolio may also invest in short-term  fixed  income  securities  to  invest  uncommitted  cash  balances  or to  maintain  liquidity  to meet shareholder  redemptions.  Short-term  securities include  obligations of the U.S.  Government and its agencies and instrumentalities,  commercial  paper,  and  bank  certificates  of  deposit  and  bankers'  acceptances.  When the
Portfolio  increases its cash position,  the  opportunity to achieve its investment  objective of high total return will be limited.

AST PIMCO Total Return Bond portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity) that the Sub-advisor  believes to be relatively  undervalued.  In selecting fixed income securities,  the
Sub-advisor  uses  economic  forecasting,  interest  rate  anticipation,  credit  and call risk  analysis,  foreign currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets  committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets, and other  factors.  The  management  of  duration  (a  measure  of  a  fixed  income  security's  expected  life  that incorporates  its yield,  coupon  interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices  (including  futures,  options,  swaps and dollar rolls) as described below,  that many other fixed  income  funds do not utilize.  These  investments  and  practices  are designed to increase the  Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and  asset-backed  securities and derivative  instruments  in which the  Portfolio  may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty  to a  derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of principal and payment of interest is contingent upon the  non-occurrence of a specific  "trigger" event, such as a hurricane, earthquake or other physical or  weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as
"catastrophe  bonds."  If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion  of the amount it invested in the bond.  Event-linked  bonds often  provide  for an  extension  of maturity to process and audit loss claims where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.
Event-linked  bonds may also expose the Portfolio to certain  unanticipated  risks including  credit risk,  adverse regulatory  or  jurisdictional  interpretations,  and  adverse  tax  consequences.  Event-linked  bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed and other asset-backed  securities,  including  collateralized  mortgage obligations.  The value of some  mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly  sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The  Portfolio  may invest up to 10% of its assets in  securities  of issuers  based in  developing  countries  (as determined by the  Sub-advisor).  The Portfolio may buy and sell foreign currency futures  contracts and options on foreign  currencies and foreign  currency  futures  contracts,  and enter into forward  foreign  currency  exchange contracts  for the  purpose  of  hedging  currency  exchange  risks  arising  from the  Portfolio's  investment  or anticipated investment in securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or  maturity)  that  the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income securities, the Sub-advisor uses economic forecasting,  interest rate anticipation,  credit and call risk analysis, foreign currency  exchange rate  forecasting,  and other  securities  selection  techniques.  The proportion of the
Portfolio's assets committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other  factors.  The  management  of duration (a measure of a fixed income  security's  expected life that incorporates its yield,  coupon interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a one- to three-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment practices  (including futures,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments  and practices are designed to increase the  Portfolio's  return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities  than for  short-term  securities.  Therefore,  the  Portfolio's  share  price is expected to fluctuate  less than the AST PIMCO Total  Return Bond  Portfolio,  because  its average  duration  will be shorter.
Certain  mortgage-backed and asset-backed  securities and derivative  instruments in which the Portfolio may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security  (or a  counterparty  to a derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a  security,  the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Catastrophe  Bonds.  Catastrophe  bonds are fixed income  securities for which the return of principal and payment of interest is contingent upon the  non-occurrence  of a specific  "trigger"  event.  The trigger event may be, for example,  a hurricane or an  earthquake  in a specific  geographic  region that causes  losses  exceeding a specific  amount.  If the trigger event  occurs,  the Portfolio may lose all or a portion of the amount it invested in the bond.  Catastrophe bonds may also expose the Portfolio to certain other risks,  including  default,  adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed  and other asset-backed  securities,  including  collateralized  mortgage  obligations and stripped mortgage-backed  securities.  The value of some mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign currency exchange contracts for the purpose of hedging currency  exchange  risks  arising  from  the  Portfolio's  investment  or  anticipated  investment  in  securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

ASt Money Market portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund,  the Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the  Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will  achieve its goal of a stable net asset value,  and shares of the Portfolio are neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could  default  on its  obligation,  and this  could  cause the  Portfolio's  net asset  value to fall below $1. In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

         Under the  regulatory  requirements  applicable  to money market  funds,  the  Portfolio  must  maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated securities  that have  effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its investments to those securities that, in accordance with guidelines  adopted by the Trustees of the Trust,  present minimal  credit  risks.  The  Portfolio  will not  purchase  any security  (other than a United  States  Government security) unless:

o        if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard
     & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one  nationally  recognized  statistical  rating  organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated,  but is determined  to be of  comparable  quality in  accordance  with  procedures  noted
     above.

These  standards  must be satisfied  at the time an  investment  is made.  If the quality of the  investment  later declines,  the Portfolio may continue to hold the investment,  subject in certain circumstances to a finding by the
Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above  requirements,  the Portfolio  will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its  agencies  and  instrumentalities  either  directly  or  through  repurchase  agreements.  U.S.  Government obligations  include:  (i) direct  obligations  issued by the United States Treasury such as Treasury bills,  notes and bonds; and (ii)  instruments  issued or guaranteed by  government-sponsored  agencies acting under authority of
Congress.  Some U.S.  Government  Obligations  are  supported  by the full faith and  credit of the U.S.  Treasury;
others  are  supported  by the  right of the  issuer to borrow  from the  Treasury;  others  are  supported  by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations;  still others are supported only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The Portfolio may invest in high quality United States  dollar-denominated  negotiable certificates  of deposit,  time  deposits and bankers'  acceptances  of U.S.  and foreign  banks,  savings and loan associations  and  savings  banks  meeting  certain  total  asset  minimums.  The  Portfolio  may  also  invest  in obligations  of  international  banking  institutions  designated or supported by national  governments  to promote
economic  reconstruction,   development  or  trade  between  nations  (e.g.,  the  European  Investment  Bank,  the
Inter-American  Development  Bank, or the World Bank).  These  obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio may invest in high quality  commercial paper and corporate bonds issued by United States  issuers.  The Portfolio may also invest in bonds and commercial  paper of foreign  issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by credit  card receivables,  automobile  loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to
10% of the  Portfolio's  net assets,  subject to the  limitations  of rule 2a-7 under in Investment  Company Act of
1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the  Portfolio  may invest in certain  synthetic  instruments.  Such  instruments generally  involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates evidencing  interests  in the trust.  The  Sub-advisor  will  review the  structure  of  synthetic  instruments  to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information on certain of these  investments,  see this  Prospectus  under "Certain Risk Factors and Investment Methods."

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its portfolio  securities,  regardless of the length of time that they have been held,  if the  Sub-advisor  and/or the  Investment  Manager  determines  that it would be in the  Portfolio's  best interest to do so. It may be  appropriate to buy or sell portfolio  securities  due to economic,  market,  or other factors that are not within the Sub-advisor's or Investment  Manager's  control.  Such transactions will increase a
Portfolio's  "portfolio  turnover."  A 100%  portfolio  turnover  rate would  occur if all of the  securities  in a portfolio of investments were replaced during a given period.

         Although  turnover rates may vary  substantially  from year to year, it is anticipated  that the following
Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST Founders Passport Portfolio
         AST Scudder Japan Portfolio
         AST Janus Overseas Growth Portfolio
         AST American Century International Growth Portfolio
         AST PBHG Small-Cap Growth Portfolio
         AST DeAM Small-Cap Growth Portfolio
         AST Goldman Sachs Small-Cap Value Portfolio
         AST Janus Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger All-Cap Growth Portfolio
         AST Alliance Growth Portfolio
         AST Marsico Capital Growth Portfolio
         AST JanCap Growth Portfolio
         AST Janus Strategic Value Portfolio
         AST Alliance/Bernstein Growth + Value Portfolio*
         AST Cohen & Steers Realty Portfolio
         AST T. Rowe Price Global Bond Portfolio
         AST Lord Abbett Bond-Debenture Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

*Portfolio turnover for the growth portion of the Portfolio may exceed 100%.

NET ASSET VALUE:

 .........The net asset value per share  ("NAV") of each  Portfolio  is  determined  as of the close of the New York
Stock  Exchange  (the "NYSE")  (normally  4:00 p.m.  Eastern  Time) on each day that the NYSE is open for business.
NAV is determined  by dividing the value of a Portfolio's  total  assets,  less any  liabilities,  by the number of total  shares of that  Portfolio  outstanding.  In  general,  the assets of each  Portfolio  (except  the AST Money
Market Portfolio) are valued on the basis of market  quotations.  However,  in certain  circumstances  where market quotations  are not readily  available  or are  believed to be  inaccurate,  assets are valued by methods  that are believed to  accurately  reflect their fair value.  The assets of the AST Money Market  Portfolio are valued by the amortized  cost method,  which is intended to  approximate  market value.  Because NAV is calculated  and purchases may be made only on business  days,  and because  securities  traded on foreign  exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

 .........Purchases of shares of the Portfolios  may be made only by separate  accounts of  Participating  Insurance
Companies  for the purpose of investing  assets  attributable  to variable  annuity  contracts  and  variable  life insurance  policies  ("contractholders"),  or by  qualified  plans.  The  separate  accounts  of the  Participating
Insurance  Companies  place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested  and the amount of  surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern  Time on that same day.  Orders  received  after  4:00 P.M.  Eastern  Time are effected at the NAV  calculated  the next  business  day.  Payment for  redemptions  will be made within seven days after the  request is  received.  The Trust does not assess any fees,  either  when it sells or when it redeems its securities.  However,  surrender  charges,  mortality  and expense  risk fees and other  charges may be assessed by
Participating  Insurance  Companies  under the variable  annuity  contracts or variable  life  insurance  policies.
Please refer to the  prospectuses for the variable annuity  contracts and variable  insurance  policies for further information on these fees.

 .........As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper
Investors  Life  Insurance  Company  are the only  Participating  Insurance  Companies.  The  profit  sharing  plan covering  employees of ASLAC and its  affiliates,  which is a retirement plan qualified under Section 401(a) of the
Internal  Revenue  Code of 1986,  as amended,  also may  directly  own shares of the Trust.  Certain  conflicts  of interest may arise as a result of investment in the Trust by various  insurance  companies for the benefit of their contractholders  and by various  qualified  plans.  These  conflicts  could arise because of differences in the tax treatment  of the  various  investors,  because of  actions of the  Participating  Insurance  Companies  and/or the
qualified  plans,  or other reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable conflicts  and to  determine  what  action,  if any,  should be taken in  response  to such  conflicts.  Should any conflict  arise  that  would  require  a  substantial  amount of assets to be  withdrawn  from the  Trust,  orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager:  American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,
Connecticut,  acts as  Investment  Manager to the Trust.  ASISI has served as Investment  Manager  since 1992,  and currently serves as Investment  Manager to a total of 73 investment  company  portfolios  (including the Portfolios of the Trust).  ASISI is an  indirect  wholly-owned  subsidiary  of Skandia  Insurance  Company  Ltd.  ("Skandia").
Skandia  is a Swedish  company  that  owns,  directly  or  indirectly,  a number  of  insurance  companies  in many countries.  The predecessor to Skandia commenced operations in 1855.

 .........The Trust's Investment Management  Agreements with ASISI (the "Management  Agreements") provide that ASISI will  furnish  each  applicable  Portfolio  with  investment  advice  and  administrative  services  subject to the supervision of the Board of Trustees and in conformity  with the stated policies of the applicable  Portfolio.  The
Investment  Manager has engaged  Sub-advisors to conduct the investment  programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is responsible  for monitoring the activities of the  Sub-advisors  and reporting on such  activities to the  Trustees.  The  Investment  Manager must also provide,  or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits  ASISI, subject to  approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to  exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the
Trust) is intended to facilitate  the efficient  supervision  and management of the  sub-advisors  by ASISI and the
Trustees.

Sub-advisors:

         Founders Asset Management LLC ("Founders"),  Founders  Financial Center,  2930 East Third Avenue,  Denver,
Colorado  80206,  serves as  Sub-advisor  for the AST Founders  Passport  Portfolio.  Founders and its  predecessor companies  have acted as investment  advisors  since 1938,  and serves as  investment  advisor to a number of other investment  companies and private accounts.  Founders managed assets aggregating  approximately $5.64 billion as of
June 30, 2001.

         Tracy P. Stouffer,  a Vice President of Investments  of Founders and a Chartered  Financial  Analyst,  has
been  responsible  for the  management  of the AST Founders  Passport  Portfolio  since July 1999.  Before  joining
Founders,  Ms.  Stouffer was a vice  president and portfolio  manager with Federated  Global,  Inc. from 1995 until
July 1999.

         Zurich Scudder  Investments,  Inc. ("Zurich Scudder")  (formerly,  Scudder Kemper Investments,  Inc) , 345
Park Avenue,  New York, New York,  serves as  Sub-advisor  for the AST Scudder Japan  Portfolio.  Zurich Scudder is
one of the largest  investment  managers in the country with more than $345 billion under management as of June 30,
2001 and has been engaged in the management of investment funds for more than eighty years.

         The  day-to-day  management of the AST Scudder Japan  Portfolio is handled by Seung Kwak,  lead  portfolio manager,  and Sean Lenihan.  Mr. Kwak has been  managing the Portfolio  since its inception in October 2000 and Mr.
Lenihan in April 2001.  Mr. Kwak began his  investment  career in 1985,  has been with Zurich  Scudder  since 1988, and is a Managing  Director of Zurich  Scudder.  Mr.  Lenihan began his  investment  career in 1994,  joined Zurich
Scudder in 2001, and is a Deputy General Manager of the Investment Management Department of Zurich Scudder.

         Strong Capital Management, Inc.  ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051,
serves as Sub-advisor for the AST Strong International Equity Portfolio.  Since 1974, Strong has been providing investment advice for individuals and institutional accounts, such as pension and profit sharing plans, as well as mutual funds, several of which are available through variable insurance products.  Strong managed assets totaling approximately $45.4 billion as of June 30, 2001.

         Strong uses a team approach to investment  management.  The fund managers  responsible  for the management of the AST Strong  International  Equity Portfolio are Katherine Shapiro,  CFA and Stacey Ho, CFA. Both Ms. Shapiro
and Ms. Ho have been managing the  Portfolio  since  December 2001 and have been with Strong since May 2001.  Prior to joining  Strong,  Ms.  Shapiro  was  Managing  Director  and Fund  Manager at Wells Fargo from 1992 to May 2001.
Prior to joining  Strong,  Ms. Ho was  Managing  Director  and Fund  Manager at Wells  Fargo from 1997 to May 2001.
From 1995 to 1996, Ms. Ho was Fund Manager for Clemente Capital.

         Janus  Capital  Corporation  ("Janus"),  100  Fillmore  Street,  Denver,  Colorado  80206-4923,  serves as
Sub-advisor for the AST Janus Overseas Growth  Portfolio,  the AST Janus Mid-Cap Growth  Portfolio,  the AST JanCap
Growth  Portfolio,  and the AST Janus Strategic Value  Portfolio.  Janus serves as investment  advisor to the Janus
Funds,  as well as advisor or sub-advisor to several other mutual funds and individual,  corporate,  charitable and retirement accounts.  As of June 30, 2001, Janus managed assets worth approximately $210 billion.

         The portfolio  managers  responsible for management of the AST Janus Overseas  Growth  Portfolio are Helen
Young Hayes,  CFA and Brent A. Lynn,  CFA. Ms. Hayes has been managing the  Portfolio  since its  inception,  while
Mr. Lynn has been managing the Portfolio  since January  2001.  Ms. Hayes is an Executive  Vice  President of Janus
and joined Janus in 1987.  Mr. Lynn is a Vice President of Janus and joined Janus in 1991.

         The portfolio  manager  responsible for management of the AST Janus Mid-Cap Growth  Portfolio is Jim Goff,
CFA. Mr. Goff,  who has managed the Portfolio  since May 2001,  joined Janus as in 1988 and is a Vice  President of
Janus.

         The  portfolio  manager  responsible  for  management  of the AST  JanCap  Growth  Portfolio  is  Scott W.
Schoelzel.  Mr. Schoelzel,  a Senior Portfolio  Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January, 1994 as Vice President of Investments.

         The portfolio  manager  responsible  for management of the AST Janus Strategic Value Portfolio is David C.
Decker,  CFA. Mr.  Decker has managed the  Portfolio  since its  inception in October 2000. He joined Janus in 1992 as a research  analyst and focused on  companies  in the  automotive  and  defense  industries  prior to becoming a portfolio manager in 1996.

         American Century  Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main
Street,  Kansas City,  Missouri 64111,  serves as Sub-advisor  for the AST American  Century  International  Growth
Portfolio,  the AST American  Century Income & Growth  Portfolio and the AST American  Century  Strategic  Balanced
Portfolio.  American  Century  has  been  providing  investment  advisory  services  to  investment  companies  and institutional  clients  since 1958.  As of June 30,  2001,  American  Century  and its  affiliates  managed  assets totaling approximately $94 billion.

         American Century utilizes a team of portfolio  managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The  portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American
Century  International  Growth  Portfolio are Henrik  Strabo and Mark S.  Kopinski.  Henrik Strabo joined  American
Century in 1993 as an investment  analyst,  has been a portfolio  manager  member of the  international  team since
1994 and has  managed  the AST  American  Century  International  Growth  Portfolio  since its  inception.  Mark S.
Kopinski,  Vice President and Portfolio Manager for American  Century,  rejoined American Century in April 1997 and has co-managed the AST American  Century  International  Growth  Portfolio since that time. From June 1995 to March
1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

         The portfolio  manager members of the portfolio team responsible for the day-to-day  management of the AST
American  Century Income & Growth  Portfolio are John  Schniedwind,  Kurt  Borgwardt,  Jeffrey R. Tyler and William
Martin.  Mr.  Schniedwind is Senior Vice President and Group Leader --  Quantitative  Equity for American  Century,
and has been with American  Century since 1982. Mr.  Borgwardt is Vice  President,  Portfolio  Manager and Director
of Quantitative  Equity Research for American  Century,  and has been with American  Century since 1990. Mr. Tyler,
Senior Vice President and Portfolio  Manager,  joined  American  Century in 1988.  Mr.  Martin,  Vice President and
Senior Portfolio Manager, joined American Century in 1989.

         The  portfolio  manager  members  of the team  responsible  for the  day-to-day  management  of the equity portion of the AST American Century  Strategic  Balanced  Portfolio are the same as the individuals noted above who manage the AST American  Century Income & Growth  Portfolio.  The fixed income portion of the AST American  Century
Strategic  Balanced  Portfolio  is managed by a team of portfolio  managers  with  expertise in different  areas of fixed income  investing.  The portfolio  manager leader of the team  responsible  for the day-to-day  management of the fixed  income  portion of the  Portfolio is Brian  Howell.  Mr.  Howell  joined  American  Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.

         Massachusetts  Financial  Services  Company  ("MFS"),  which is located at 500  Boylston  Street,  Boston,
Massachusetts  02116, serves as Sub-advisor for the AST MFS Global Equity Portfolio,  the AST MFS Growth Portfolio,
and the AST MFS  Growth  with  Income  Portfolio.  MFS and its  predecessor  organizations  have a history of money management  dating from 1924.  As of June 30, 2001,  the net assets under the  management  of the MFS  organization were approximately $144 billion.

         The portfolio  manager  responsible for the management of the AST MFS Global Equity  Portfolio is David R.
Mannheim.  Mr.  Mannheim,  a Senior Vice  President of MFS, has managed the  Portfolio  since its inception and has been employed by MFS in the investment management area since 1988.

         The portfolio  manager  responsible  for the management of the AST MFS Growth  Portfolio is Stephen Pesek.
Mr. Pesek, a Senior Vice  President of MFS, has managed the Portfolio  since its inception and has been employed by
MFS in the investment management area since 1994.

         The AST MFS Growth  with  Income  Portfolio  is  managed by a  committee  comprised  of various  portfolio managers  under the  general  supervision  of John D.  Laupheimer  and  Mitchell D.  Dynan.  Both have  managed the
Portfolio  since its inception.  Mr.  Laupheimer is a Senior Vice President of MFS, and has been employed by MFS in the  investment  management  area since  1981.  Mr.  Dynan is also a Senior  Vice  President  of MFS,  and has been employed by MFS in the investment management area since 1986.

         Deutsche  Asset  Management,  Inc.  ("DAMI"),  130 Liberty  Street,  New York,  New York 10005,  serves as
Sub-advisor of the AST DeAM Small-Cap  Growth  Portfolio.  DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset  management  services since 1953. As of June 30, 2001, as part of Deutsche  Asset  Management  group
("DeAM"), DAMI managed approximately $17.8 billion of DeAM's $248 billion in assets.

         Joshua  Feuerman,  CFA, is the portfolio  manager for the Portfolio.  Mr. Feuerman is a Managing  Director
of DAMI and has been with the firm since 1969.

         Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1400 Liberty Ridge Drive, Wayne, PA 19087 serves as Sub-advisor for the AST PBHG Small-Cap Growth Portfolio.  Founded in 1982, Pilgrim Baxter serves as investment advisor to the PBHG Funds, as well as advisor or sub-advisor to pension and profit-sharing plans, charitable institutions, corporations, trusts and other investment companies.  As of June 30, 2001, Pilgrim Baxter managed assets worth in excess of $14.6 billion.

         The portfolio  managers  responsible for management of the AST PBHG Small-Cap  Growth  Portfolio are James
M. Smith,  CFA and Jerome J.  Heppelmann,  CFA. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio  manager and has over 21 years of equity  portfolio  management  experience.  Mr.  Heppelmann  joined Pilgrim Baxter in 1994 and has been a member of its equity  investments  team since 1997.  Prior to joining  Pilgrim  Baxter,  Mr.  Heppelmann worked in the Investment Advisory Group for SEI Investments.

         Federated  Investment  Counseling  ("Federated   Investment"),   Federated  Investors  Tower,  Pittsburgh,
Pennsylvania  15222-3779,  serves as  Sub-advisor  for the AST Federated  Aggressive  Growth  Portfolio and the AST
Federated  High Yield  Portfolio.  Federated was  organized in 1989,  and  Federated  and its  affiliates  serve as investment  advisors to a number of investment  companies and private  accounts.  Total assets under  management or administration by Federated and its affiliates as of June 30, 2001 were approximately $202 billion.

         The portfolio  managers  responsible for management of the AST Federated  Aggressive  Growth Portfolio are
Keith J. Sabol,  Aash M. Shah and James E.  Grefenstette.  Each has managed the  Portfolio  since its  inception in
October,  2000. Mr. Sabol joined  Federated  Investment's  parent company in 1994. He has been a Portfolio  Manager since 1996 and served as an  Assistant  Vice  President of the parent  company  from January 1997 to July 1998.  He has been a Vice  President of the parent  company since July 1998. Mr. Shah joined  Federated  Investment's  parent company in 1993,  has been a Portfolio  Manager  since 1995,  and has been a Vice  President of the parent  company since  January  1997.  Mr. Shah served as an  Assistant  Vice  President  of the parent  company  from 1995 through
1996.  Mr.  Grefenstette  has been a Senior Vice President of Federated  Investment's  parent company since January
2000.  He served as a Vice President from 1996 through 1999.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST  Federated  High  Yield
Portfolio  are Mark E.  Durbiano and Nathan H. Kelm.  Mr.  Durbiano,  who has  co-managed  the  Portfolio  since it commenced  operations in 1994,  joined  Federated  Investment's  parent  company in 1982 and has been a Senior Vice
President of an affiliate of Federated  Investment  since January 1996.  Mr. Kehm, who has co-managed the Portfolio since  December  2001,  joined  Federated in December 1997 as an Investment  Analyst.  He was promoted to Assistant
Vice  President  and Senior  Investment  Analyst in January 1999 and to Vice  President in January  2001.  Mr. Kehm
served as a Relationship  Manager  structuring  financing  transactions  with Mellon Bank, N.A. from August 1993 to
December 1997.

         Goldman Sachs Asset Management  ("Goldman  Sachs"),  a unit of Investment  Management  Division ("IMD") of
Goldman,  Sachs & Co., 32 Old Slip,  New York,  New York 10005,  serves as  Sub-advisor  for the AST Goldman  Sachs
Small-Cap Value Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs,  along with other units of IMD, managed approximately $295.8 billion in assets as of June 30, 2001.

         The portfolio  managers  responsible for management of the AST Goldman Sachs Small-Cap Value Portfolio are
Eileen Rominger,  Chip Otness and Eileen Aptman. Ms. Rominger,  Managing  Director,  joined Goldman Sachs as senior portfolio  manager and Chief  Investment  Officer of the Value Equity team in 1999.  From 1981 to 1999,  she worked at Oppenheimer  Capital,  most recently as portfolio manager.  Mr. Otness, Vice President,  joined Goldman Sachs as a senior  portfolio  manager in 2000.  From 1998 to 2000, he headed  Dolphin Asset  Management.  From 1970 to 1998,
Mr. Otness worked at J.P. Morgan,  most recently as a managing  director and senior portfolio  manager  responsible for small-cap  institutional  equity investments.  Ms. Aptman,  Vice President,  joined Goldman Sachs as a research analyst in 1993.  She became a portfolio manager in 1996.

         GAMCO Investors,  Inc.,  ("GAMCO") with principal offices located at One Corporate  Center,  Rye, New York
10580-1434,  serves as Sub-advisor to the AST Gabelli  Small-Cap Growth Portfolio and the AST Gabelli All-Cap Value
Portfolio.  GAMCO  managed  approximately  $11.8  billion  in  assets  as of June 30,  2001  and is a wholly  owned subsidiary of Gabelli Asset Management Inc.

         Mario J.  Gabelli,  CFA,  is  primarily  responsible  for the  day-to-day  management  of the AST  Gabelli
Small-Cap  Value  Portfolio and the AST Gabelli  All-Cap Value  Portfolio.  Mr. Gabelli has managed the AST Gabelli
Small-Cap Value  Portfolio  since GAMCO became the Portfolio's  Sub-advisor and has managed the AST Gabelli All-Cap
Value Portfolio  since its inception.  Mr. Gabelli has been Chief Executive  Officer and Chief  Investment  Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Fred  Alger  Management,  Inc.  ("Alger"),  30  Montgomery  Street,  Jersey  City,  NJ  07302,  serves  as
Sub-advisor  for the AST Alger All-Cap Growth  Portfolio.  Alger has been an investment  advisor since 1964, and as of June 30, 2001 managed mutual fund and other assets totaling approximately $15.7 billion.

         Fred  M.  Alger,  III is  the  key  strategist  for  the  Portfolio,  overseeing  the  investments  of the
Portfolio.  Mr. Alger,  who founded  Alger,  has served as Chairman of the Board since 1964,  and co-managed all of
Alger's  portfolios  prior to 1995. David Hyun is the individual  responsible for the day-to-day  management of the
Portfolio  and has  served in that  capacity  since  September  2001.  Mr.  Hyun has been  employed  by Alger as an
Executive  Vice President  since  September  2001,  prior to which he was employed by Alger as an analyst from 1991 until 1997, as a Senior Vice  President and portfolio  manager from 1997 until June 2000,  and a portfolio  manager at Oppenheimer Funds from June 2000 until September 2001.

         Due to the events of September 11, 2001,  effective September 17, 2001,  Massachusetts  Financial Services
Company  ("MFS") is  serving as the  interim  co-portfolio  manager  for the AST Alger  All-Cap  Growth  Portfolio.
Personnel  from  the MFS  team  currently  responsible  for  managing  the AST MFS  Growth  Portfolio  will  assume day-to-day  management of the AST Alger All-Cap Growth  Portfolio in  conjunction  with Mr. Alger and Mr. Hyun. The
MFS portfolio  manager  responsible  for the  co-management  of the AST Alger All-Cap  Growth  Portfolio is Stephen
Pesek.  Mr. Pesek,  a Senior Vice  President of MFS, has managed the AST MFS Growth  Portfolio  since its inception and has been employed by MFS in the investment management area since 1994.

         Neuberger  Berman  Management  Inc. ("NB  Management"),  605 Third Avenue,  New York, NY 10158,  serves as sub-advisor  for the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio and the AST Neuberger  Berman  Mid-Cap Value
Portfolio.  NB  Management  and its  predecessor  firms have  specialized  in the  management of mutual funds since
1950.  Neuberger  Berman,  LLC, an affiliate of NB Management,  acts as a principal broker in the purchase and sale of portfolio  securities  for the Portfolios for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance  in the  management  of the  Portfolios  without  added  cost to the  Portfolios  or ASISI.  NB
Management and its affiliates manage  securities  accounts,  including mutual funds,  that had approximately  $58.2 billion of assets as of June 30, 2001.

         Jennifer K. Silver and Brooke A. Cobb have been primarily  responsible  for the  day-to-day  management of the AST Neuberger  Berman Mid-Cap Growth  Portfolio since NB Management  became the Portfolio's  Sub-advisor in May
1998.  Ms.  Silver is Director of the Neuberger  Berman  Growth  Equity  Group,  and both she and Mr. Cobb are Vice
Presidents  of NB  Management.  They are also both  Managing  Directors  of Neuberger  Berman.  Prior to joining NB
Management  in 1997,  Ms.  Silver was a portfolio  manager for several  large mutual  funds  managed by a prominent investment  adviser.  Prior to joining NB Management,  Mr. Cobb was the chief investment  officer for an investment advisory firm managing individual accounts from 1995 to 1997.

         The portfolio  manager  responsible  for the  day-to-day  management of the AST Neuberger  Berman  Mid-Cap
Value Portfolio is Robert I. Gendelman.  Mr.  Gendelman has been managing the Portfolio since NB Management  became the  Portfolio's  Sub-advisor  in May 1998.  Mr.  Gendelman  has been with NB  Management  since 1994,  where he is currently a Vice President and a Managing Director.

         Kinetics Asset Management, Inc. ("Kinetics"), 1311 Mamaroneck Avenue, Suite 130, White Plains, New York,
10605, serves as Sub-advisor for the AST Kinetics Internet Portfolio.  Kinetics was founded in 1996 and managed assets totaling approximately $573 million as of June 30, 2001.

         The  portfolio  managers  responsible  for the  management  of the Portfolio are Peter B. Doyle and Steven
Tuen,  CFA. Mr. Doyle,  who is the Chief  Investment  Strategist  for the Portfolio,  co-founded  Kinetics in early
1996 and is the Chairman of its Board of  Directors.  Mr. Doyle also  co-founded  and has been a Managing  Director of Horizon Asset  Management,  Inc. since 1994. Mr. Tuen is  Co-Portfolio  Manager of and Executive  Adviser to the
Portfolio.  Mr. Tuen's primary  duties include  research and analysis of equity  securities  for  investment.  From
1996 to 1999,  Mr. Tuen was an Analyst and the Director of Research of IPO Value Monitor,  a research  service that focuses on initial public offerings.

         T. Rowe Price  Associates,  Inc. ("T. Rowe Price"),  100 East Pratt  Street,  Baltimore,  Maryland  21202,
serves as  Sub-advisor  for the AST T. Rowe Price  Natural  Resources  Portfolio  and the AST T. Rowe  Price  Asset
Allocation  Portfolio.  T. Rowe Price was founded in 1937 by the late Thomas Rowe Price,  Jr. As of June 30,  2001, the firm and its affiliates  managed  approximately  $158.6 billion for approximately  eight million individual and institutional accounts.

         T. Rowe Price manages each Portfolio  through an Investment  Advisory  Committee.  The Committee  Chairman
has day-to-day  responsibility  for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

         The Investment  Advisory  Committee for the AST T. Rowe Price Natural  Resources  Portfolio is composed of the  following  members:  Charles M. Ober,  Chairman,  David M. Lee,  John Linehan and David J.  Wallack.  Mr. Ober
joined T. Rowe Price in 1980, is a Vice President of T. Rowe Price and an Investment  Analyst  specializing  in the area of energy and has been Chairman of the Portfolio's Investment Advisory Committee since May 2001.

         The  Investment  Advisory  Committee for the AST T. Rowe Price Asset  Allocation  Portfolio is composed of the following members: Edmund M. Notzon, Chairman,  James M. McDonald,  Jerome Clark, M. David Testa and Richard T.
Whitney.  Mr. Notzon joined T. Rowe Price in 1989, has been managing  investments  since 1991 and has been Chairman of the Portfolio's Investment Advisory Committee since the Portfolio's inception.

         Alliance Capital Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas, New York, NY 10105, serves as  Sub-advisor  for the AST Alliance  Growth  Portfolio and AST Alliance  Growth and Income  Portfolio and for the
portion of the AST  Alliance/Bernstein  Growth + Value Portfolio  invested in growth stocks.  Alliance is a leading international  investment  adviser  supervising  client accounts with assets as of June 30, 2001 totaling more than
$465 billion.

         Alfred  Harrison and James G. Reilly have been the  individuals  primarily  responsible for the management of the AST Alliance Growth  Portfolio  since Alliance became the Portfolio's  Sub-advisor in May 2000. Mr. Harrison is Vice Chairman of Alliance Capital Management  Corporation  ("ACMC"),  the sole general partner of Alliance,  and has been  associated  with  Alliance  since 1978.  Mr.  Reilly is  Executive  Vice  President  of ACMC and has been associated with Alliance since 1984.

         Paul Rissman and Frank  Caruso have been  primarily  responsible  for the  management  of the AST Alliance
Growth and Income  Portfolio since Alliance  became the  Portfolio's  Sub-advisor in May 2000. Mr. Rissman has been
Senior  Vice  President  of ACMC since 1994 and has been  associated  with  Alliance  since 1989.  Mr.  Caruso is a
Senior Vice President of ACMC and has been associated with Alliance since 1994.

         Day to day  investment  decisions  for the growth  portion  of the AST  Alliance/Bernstein  Growth  +Value
Portfolio  will be made by Alfred  Harrison,  Stephanie  Simon and Dan Nordby.  Mr.  Harrison  is Vice  Chairman of
ACMC,  the sole  general  partner of Alliance,  and has been  associated  with  Alliance  since 1978.  Ms. Simon is
Senior Vice  President  and Large Cap Portfolio  Manager and joined ACMC in 1998 after serving as Chief  Investment
Officer  for Sargent  Management  Company  from 1996 to 1998.  Mr.  Norby,  Senior  Vice  President,  has been with
Alliance since 1996.

         Marsico Capital  Management,  LLC ("Marsico  Capital"),  1200 17th Street,  Suite 1300,  Denver, CO 80202,
serves as  Sub-advisor  for the AST  Marsico  Capital  Growth  Portfolio.  Thomas F.  Marsico,  Chairman  and Chief
Executive  Officer of Marsico  Capital,  has had primary  responsibility  for management of the Portfolio since its inception.  Prior to forming  Marsico  Capital in September,  1997,  Mr. Marsico served as Executive Vice President and Portfolio  Manager at Janus Capital  Corporation  ("Janus").  Mr.  Marsico  joined Janus in March,  1986. As of
June 30, 2001, Marsico Capital managed approximately $13.3 billion in assets.

         Cohen & Steers Capital  Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017,
acts as the Sub-advisor  for the AST Cohen & Steers Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of portfolios  dedicated to investments in real estate investment  trusts  ("REITS").  As of June 30, 2001, Cohen &
Steers managed approximately $5.7 billion in assets.

         Robert H.  Steers,  Chairman,  and Martin  Cohen,  President  formed  Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         Sanford C.  Bernstein & Co., LLC  ("Bernstein"),  767 Fifth Avenue,  New York,  New York 10153,  serves as
Sub-advisor  for the AST Sanford  Bernstein  Core Value  Portfolio,  the AST Sanford  Bernstein  Managed  Index 500
Portfolio  and for the portion of the AST  Alliance/Bernstein  Growth + Value  Portfolio  invested in value stocks.
Bernstein is an indirect wholly-owned  subsidiary of Alliance Capital Management,  L.P. ("Alliance") and management of the  Portfolios  are  conducted  by  Bernstein  with  the  investment  management  assistance  of the  Bernstein
Investment  Research and  Management  unit (the  "Bernstein  Unit") of Alliance.  The  Bernstein  Unit services the former  investment  research and management  business of Sanford C. Bernstein & Co., Inc., a registered  investment advisor and broker/dealer  acquired by Alliance in October 2000 that managed  value-oriented  investment portfolios since 1967.

         Day-to-day  investment management decisions for the value portion of the AST  Alliance/Bernstein  Growth +
Value  Portfolio and the AST Sanford  Bernstein  Core Value  Portfolio will be made by Lewis A. Sanders and Marilyn
Goldstein  Fedak.  Mr.  Sanders is the  Chairman  and a Director of Bernstein  since  September  2000 and is a Vice
Chairman,  Chief Investment Officer and a Director of Alliance Capital  Management  Corporation since October 2000.
Mr.  Sanders  previously  served as Chairman of the Board of Directors  and Chief  Executive  Officer of Sanford C.
Bernstein & Co., Inc.  since 1993. Ms. Fedak has been an Executive  Vice  President and Chief  Investment  Officer-
U.S. Value Equities of Alliance since October 2000 and prior to that Chief  Investment  Officer and Chairman of the
U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment  management  decisions  for the AST Sanford  Bernstein  Managed Index 500 Portfolio
will be made by  Bernstein's  Investment  Policy  Group  for  Structured  Equities,  which  is  chaired  by  Steven
Pisarkiewicz.  Mr.  Pisarkiewicz  joined  Bernstein  in 1989 and assumed his current  position as Chief  Investment
Officer for Structured  Equity Services in 1998. Mr.  Pisarkiewicz  and the Investment  Policy Group for Structured
Equities have managed the Portfolio since Bernstein became the Portfolio's Sub-advisor in May, 2000.

         INVESCO  Funds  Group,  Inc.  ("INVESCO"),  7800 East Union  Avenue,  P.O.  Box 173706,  Denver,  Colorado
80217-3706,  serves as Sub-advisor  for the AST INVESCO Equity Income  Portfolio.  INVESCO was established in 1932.
AMVESCAP PLC, the parent of INVESCO,  is one of the largest  independent  investment  management  businesses in the world and managed approximately $408.4 billion of assets as of June 30, 2001.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST INVESCO  Equity  Income
Portfolio are Charles P. Mayer,  Portfolio Co-Manager,  and Robert (Bob) Hickey,  Portfolio  Co-Manager.  Mr. Mayer
has served as Co-Manager of the Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in 1969 and is now a director  and a senior  vice  president  of INVESCO.  Mr.  Hickey,  who  recently  joined  INVESCO as vice president,  had been the director of corporate  bonds for Van Kampen  Investments  and had been affiliated with Van
Kampen since 1988.

         A I M Capital Management,  Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston,  Texas 77046-1173,  serves as  Sub-advisor  for the AST AIM  Balanced  Portfolio.  AIM has  acted as an  investment  advisor  since  1986 and, together with its parent, A I M Advisors,  Inc., advises or manages over 135 investment  portfolios  encompassing a broad range of investment objectives.  As of June 30, 2001, AIM managed approximately $171 billion in assets.

         AIM  uses a team  approach  to  investment  management.  The  members  of the  team  responsible  for  the management  of the AST AIM Balanced  Portfolio are Claude C. Cody IV,  Robert G. Alley,  Craig A. Smith,  Meggan M.
Walsh and Jan  Friedli.  The  members of the team have  managed  the  Portfolio  since AIM  became the  Portfolio's
Sub-advisor in May 1999 (except for Mr. Friedli,  who has been a manager of the Portfolio since October 1999),  and all (except for Mr.  Friedli) are officers of AIM. Mr. Cody and Mr. Alley,  Senior  Portfolio  Managers,  have been associated with AIM and/or its affiliates  since 1992. Mr. Smith,  Senior  Portfolio  Manager,  has been associated with AIM and/or its affiliates  since 1989. Ms. Walsh,  Senior  Portfolio  Manager,  has been  associated  with AIM and/or its  affiliates  since  1991.  Mr.  Friedli,  Portfolio  Manager,  has been  associated  with AIM and/or its affiliate  since 1999. From 1997 to 1999, he was a global  fixed-income  portfolio  manager for  Nicholas-Applegate
Capital  Management,  and from 1994 to 1997,  he was an  international  fixed-income  trader and analyst for Strong
Capital Management.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street, Baltimore,  Maryland
21202,  serves as  Sub-advisor  for the AST T. Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a
wholly-owned  subsidiary  of T. Rowe Price and the  successor of Rowe  Price-Fleming  International,  Inc., a joint venture in which T. Rowe Price was a  participant  that was founded in 1979.  T. Rowe  International  is one of the world's largest  international  mutual fund asset managers with approximately  $27.8 billion under management as of
June 30, 2001 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The  Portfolio  has an  investment  advisory  group that has  day-to-day  responsibility  for managing the
Portfolio  and  developing  and  executing the  Portfolio's  investment  program.  The advisory  group  consists of
Christopher  Rothery,  William T. Reynolds,  Daniel O. Shackelford,  Ian Kelson,  Greg Fisher and Michael Conelius.
Mr.  Rothery  joined  T.  Rowe  International  in 1994  and has 12  years  of  experience  managing  multi-currency fixed-income  portfolios.  Mr. T.  Reynolds,  CFA,  CIC, is Director of T. Rowe Price's  Fixed Income  Division and
joined  the firm in  1981.  Mr.  O.  Shackelford,  CFA  joined  T.  Rowe  Price  in 1999;  prior to that he was the
Principal  and  Head  of  Fixed  Income  for  Investment  Counselors  of  Maryland.   Mr.  Kelson  joined  T.  Rowe
International   in  November   2000.   From  1985  to  2000,  Mr.  Kelson  was  head  of  Fixed  Income  at  Morgan
Grenfell/Deutsche  Asset  Management  ("Morgan  Grenfell") where he was responsible for $50 billion in global fixed income assets.  Mr. Fisher joined T. Rowe  International  in November 2000.  From 1989 to 2000 Mr. Fisher was Chief
Investment Officer for Morgan Grenfell.  Mr. Conelius joined T. Rowe International in 1995.

         Lord,  Abbett & Co.  ("Lord  Abbett"),  90  Hudson  Street,  Jersey  City,  New  Jersey  07302,  serves as
Sub-advisor  for the AST Lord Abbett  Bond-Debenture  Portfolio.  Lord Abbett has been an investment  manager since
1929. As of June 30, 2001,  Lord Abbett  managed over $38.2 billion in a family of mutual funds and other  advisory accounts.

         Christopher  J.  Towle,  Partner  of Lord  Abbett,  heads  the  management  team for the AST  Lord  Abbett
Bond-Debenture  Portfolio,  the other senior members of which include Richard Szaro,  Michael  Goldstein and Thomas
Baade,  and all have  managed  the  Portfolio  since its  inception.  Mr.  Towle and Mr.  Szaro have been with Lord
Abbett  since 1988 and 1983,  respectively.  Mr.  Goldstein  has been with Lord Abbett since 1997.  Before  joining
Lord Abbett,  Mr.  Goldstein  was a bond trader for Credit  Suisse BEA  Associates  from August 1992 through  April
1997.  Mr.  Baade joined Lord Abbett in 1998 and was a credit  analyst with  Greenwich  Street  Advisors  from 1990 until 1998.

         Pacific Investment  Management Company LLC ("PIMCO"),  840 Newport Center Drive, Suite 300, Newport Beach,
California  92660 serves as  Sub-advisor  for the AST PIMCO Total Return Bond  Portfolio  and the AST PIMCO Limited
Maturity Bond  Portfolio.  PIMCO is an  investment  counseling  firm founded in 1971 and, as of June 30, 2001,  had approximately $221.8 billion of assets under management.

         The portfolio  manager  responsible  for  management of the AST PIMCO Total Return Bond  Portfolio and the
AST PIMCO Limited  Maturity Bond Portfolio is William H. Gross.  Mr. Gross,  managing  director of PIMCO,  has been associated  with the firm since 1971,  and has  managed  each  Portfolio  since their  respective  commencement  of operations.

      Wells Capital Management,  Inc. ("Wells"),  525 Market Street, San Francisco,  CA 94105 serves as Sub-advisor for the AST Money Market  Portfolio.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co.,  which was founded in 1852 and, as of June 30, 2001, had approximately $92 billion in assets under management.

      The  co-portfolio  managers  responsible  for  management  of the AST  Money  Market  Portfolio  are David D.
Sylvester  and Laurie R. White.  Mr.  Sylvester,  Executive  Vice  President of Wells Capital and Head of Liquidity
Investments,  has over 25 years of  investment  experience  and has been  with  the firm  since  1979.  Ms.  White,
Executive Vice President of Wells  Capital,  has over 15 years of investment  experience and has been with the firm since 1991.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable  each  month,  for the  performance  of its services.  ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional  cost to any  Portfolio.  The Investment  Management  fee for each Portfolio will differ,  reflecting the differing  objectives,  policies and restrictions of each Portfolio.  Each Portfolio's fee is accrued daily for the purposes of determining  the sale and redemption  price of the Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended  December  31, 2000 by each  Portfolio  that was in  operation  for that entire  fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST Founders Passport Portfolio:                                                             1.00%
AST Strong International Equity Portfolio:                                                   0.87%
AST Janus Overseas Growth Portfolio:                                                         1.00%
AST American Century International Growth Portfolio:                                         1.00%
AST MFS Global Equity Portfolio                                                              1.00%
AST PBHG Small-Cap Growth Portfolio:                                                         0.90%
AST DeAM Small-Cap Growth Portfolio:                                                         0.95%
AST Goldman Sachs Small-Cap Value Portfolio:                                                 0.95%
AST Gabelli Small-Cap Value Portfolio:                                                       0.90%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.85%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.82%
AST Alger All-Cap Growth Portfolio:                                                          0.95%
AST T. Rowe Price Natural Resources Portfolio:                                               0.90%
AST Alliance Growth Portfolio:                                                               1.00%
AST MFS Growth Portfolio                                                                     0.90%
AST Marsico Capital Growth Portfolio:                                                        0.90%
AST JanCap Growth Portfolio:                                                                 0.87%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST Sanford Bernstein Managed Index 500 Portfolio:                                           0.60%
AST American Century Income & Growth Portfolio:                                              0.75%
AST Alliance Growth and Income Portfolio:                                                    0.75%
AST MFS Growth with Income Portfolio                                                         0.90%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST AIM Balanced Portfolio:                                                                  0.74%
AST American Century Strategic Balanced Portfolio:                                           0.85%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%
AST Federated High Yield Portfolio:                                                          0.75%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%
AST Money Market Portfolio:                                                                  0.45%

         The  investment  management  fee rate for the AST Scudder  Japan  Portfolio,  which  commenced  operations during  2000,  is an  annual  rate of 1.00% of the  average  daily  net  assets of the  Portfolio.  The  investment management fee rate for the AST Federated  Aggressive Growth Portfolio,  which commenced operations during 2000, is an annual rate of .95% of the average daily net assets of the  Portfolio.  The  investment  management fee rate for the AST Janus Mid-Cap Growth Portfolio,  which commenced  operations during 2000, is an annual rate of 1.00% of the average daily net assets of the  Portfolio.  The investment  management fee rate for the AST Gabelli  All-Cap Value
Portfolio,  which  commenced  operations  during 2000, is an annual rate of .95% of the average daily net assets of the  Portfolio.  The  investment  management  fee rate for the AST Kinetics  Internet  Portfolio,  which  commenced operations  during  2000,  is an annual  rate of 1.00% of the  average  daily  net  assets  of the  Portfolio.  The investment  management fee rate for the AST Janus Strategic Value  Portfolio,  which  commenced  operations  during
2000, is an annual rate of 1.00% of the average daily net assets of the Portfolio.  The  investment  management fee rate for the AST  Alliance/Bernstein  Growth + Value  Portfolio,  which had not commenced  operations  prior to the date of this  Prospectus,  is an annual  rate of 0.90% of the  average  daily  net  assets  of the  Portfolio.  The investment  management  fee rate for the AST  Sanford  Bernstein  Core  Value  Portfolio,  which had not  commenced operations  prior to the date of this  Prospectus,  is an annual rate of 0.75% of the  average  daily net assets of the  Portfolio.  The  investment  management  fee rate  for the AST Lord  Abbett  Bond-Debenture  Portfolio,  which commenced operations during 2000, is an annual rate of .80% of the average daily net assets of the Portfolio.

         For more information about investment  management fees,  including voluntary fee waivers and the fee rates applicable  at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the
Trust's SAI under "Investment Advisory and Other Services."

         Other  Expenses.  In  addition  to  Investment  Management  fees,  each  Portfolio  pays  other  expenses, including  costs incurred in connection  with the  maintenance of its  securities law  registrations,  printing and mailing  prospectuses  and  statements of additional  information  to  shareholders,  certain  office and financial accounting  services,  taxes or  governmental  fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing  agent  costs,  expenses of outside  counsel and  independent  accountants,  preparation  of  shareholder reports  and  expenses  of  trustee  and  shareholder  meetings.  The  Trust may also pay  Participating  Insurance
Companies for printing and delivery of certain documents  (including  prospectuses,  semi-annual and annual reports and any proxy  materials)  to holders of variable  annuity  contracts and variable life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of
ASISI,  to  receive  brokerage  commissions  in  connection  with  purchases  and sales of  securities  held by the
Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the Distribution
Plan,  transactions  for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution  ("clearing  brokers")  who  have  agreed  to pay part of the  brokerage  commissions  received  on these transactions  to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage commissions received as an introducing broker to pay various  distribution-related  expenses,  such as advertising, printing of sales  materials,  and  payments to dealers.  No Portfolio  will pay any new fees or charges  resulting from the  Distribution  Plan, nor is it expected that the brokerage  commissions  paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

 .........Each  Portfolio  intends  to  distribute  substantially  all its net  investment  income.  Dividends  from investment  income are  expected  to be  declared  and  distributed  annually  (except in the case of the AST Money
Market  Portfolio,  where  dividends will be declared  daily and paid monthly),  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized  long- and  short-term  capital gains of each  Portfolio will be declared and  distributed  at least  annually  either during or after the close of the Portfolio's  fiscal year.  Distributions  will be made to the various  separate  accounts of the  Participating
Insurance  Companies  and  to  qualified  plans  (not  to  holders  of  variable  insurance  contracts  or to  plan participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance of the  Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

 .........Holders  of  variable  annuity   contracts  or  variable  life  insurance   policies  should  consult  the
prospectuses of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan  participants  should consult any applicable  plan documents for information on the federal income  tax  consequences  to  such  participants.  In  addition,  variable  contract  owners  and  qualified  plan participants  may wish to consult  with their own tax advisors as to the tax  consequences  of  investments  in the
Trust, including the application of state and local taxes.

                                   This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS:
The financial  highlights  table is intended to help you understand the Portfolios'  financial  performance for the past five years (or,  for  Portfolios  that have not been in  operation  for five years,  since their  inceptions).
Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table represent  the rate that an investor  would have earned or lost in a Portfolio.  The  information  has been audited by Deloitte & Touche LLP, the Trust's  independent  auditors.  The report of the independent  auditors,  along with the  Portfolios'  financial  statements,  are included in the annual reports of the separate  accounts  funding the variable annuity  contracts and variable life insurance  policies,  which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET                                                                            NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                        VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED  TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS    DISTRIBUTIONS      OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----   -------------      ---------

AST Strong         06/30/01**   $22.03         $0.11      $(2.98)      $(2.87)       $(0.03)    $(2.26)      $(2.29)        $16.87
Intl Equity***     12/31/00      34.23          0.22       (8.09)        (7.87)       (0.07)     (4.26)       (4.33)         22.03
                   12/31/99      22.67          0.05        13.36        13.41            --     (1.85)       (1.85)         34.23
                   12/31/98      21.29          0.20         3.81         4.01        (0.67)     (1.96)       (2.63)         22.67
                   12/31/97      19.22          0.36         2.96         3.32        (0.30)     (0.95)       (1.25)         21.29
                   12/3196       18.20          0.16         1.55         1.71        (0.32)     (0.37)       (0.69)         19.22

AST Alliance       06/30/01**   $21.38         $0.05        $1.02        $1.07       $(0.19)    $(2.46)      $(2.65)        $19.80
Growth and Income+ 12/31/00      23.50          0.19         0.57         0.76        (0.23)     (2.65)       (2.88)         21.38
                   12/31/99      21.68          0.23         3.04         3.27        (0.25)     (1.20)       (1.45)         23.50
                   12/31/98      20.53          0.25         2.23         2.48        (0.25)     (1.08)       (1.33)         21.68
                   12/31/97      17.17          0.24         3.76         4.00        (0.23)     (0.41)       (0.64)         20.53
                   12/31/96      14.98          0.23         2.48         2.71        (0.17)     (0.35)       (0.52)         17.17

AST JanCap Growth  06/30/01**   $35.08         $0.08      $(7.02)      $(6.94)      $    ---     $   --     $    ---        $28.14
                   12/31/00      55.21        (0.06)      (15.55)      (15.61)        (0.07)     (4.45)       (4.52)         35.08
                   12/31/99      37.00          0.05        19.65        19.70            --     (1.49)       (1.49)         55.21
                   12/31/98      23.15          0.04        15.10        15.14        (0.08)     (1.21)       (1.29)         37.00
                   12/31/97      18.79          0.06         5.16         5.22        (0.05)     (0.81)       (0.86)         23.15
                   12/31/96      15.40          0.02         4.19         4.21        (0.02)     (0.80)       (0.82)         18.79

AST Money Market++ 06/30/01**    $1.00         $0.02           --        $0.02       $(0.02)         --       (0.02)          1.00
                   12/31/00       1.00          0.06           --         0.06         0.06)         --       (0.06)          1.00
                   12/31/99       1.00          0.04           --         0.04        (0.04)         --       (0.04)          1.00
                   12/31/98       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00
                   12/31/97       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00
                   12/31/96       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00

AST Neuberger Berman 06/30/01** $16.85         $0.03      $(0.18)       $(0.15)    $(0.02)      $(0.90)       $(0.92)       $15.78
Mid-Cap Value+++   12/31/00      13.32          0.02         3.60         3.62        (0.04)     (0.05)       (0.09)         16.85
                   12/31/99      13.16          0.10         0.60         0.70        (0.24)     (0.30)       (0.54)         13.32
                   12/31/98      15.15          0.21       (0.52)       (0.31)        (0.36)     (1.32)       (1.68)         13.16
                   12/31/97      12.83          0.32         2.87         3.19        (0.36)     (0.51)       (0.87)         15.15
                   12/31/96      11.94          0.36         0.97         1.33        (0.44)         --       (0.44)         12.83

AST AIM Balanced+* 06/30/01**   $13.30         $0.17      $(1.10)      $(0.93)       $(0.31)   $    ---      $(0.31)        $12.06
                   12/31/00      15.24          0.34       (0.89)       (0.55)        (0.32)     (1.07)       (1.39)         13.30
                   12/31/99      14.13          0.32         2.30         2.62        (0.35)     (1.16)       (1.51)         15.24
                   12/31/98      13.64          0.34         1.31         1.65        (0.35)     (0.81)       (1.16)         14.13
                   12/31/97      13.19          0.33         1.85         2.18        (0.31)     (1.42)       (1.73)         13.64
                   12/31/96      12.53          0.32         1.02         1.34        (0.25)     (0.43)       (0.68)         13.19

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** From May 4, 1999 to December 10, 2001 A I M Capital  Management,  Inc.  served as Sub-advisor to the AST Strong
International  Equity Portfolio (formerly,  the AST AIM International  Equity Portfolio).  From October 15, 1996 to
May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor  to the Portfolio.  Prior to October 15,
1996,  Seligman Henderson Co. served as Sub-advisor to the Portfolio.  Strong Capital  Management,  Inc. has served as Sub-advisor to the Portfolio since December 10, 2001.
+ Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the AST Alliance Growth and Income  Portfolio
(formerly,  the AST Lord Abbett  Growth and Income  Portfolio).  Alliance  Capital  Management  L.P.  has served as
Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to September 17, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the Portfolio.
Wells Capital Management, Incorporated has served as Sub-advisor to the Portfolio since September 17, 2001.
+++ Prior to May 1, 1998,  Federated  Investment  Counseling  served as  Sub-advisor  to the AST  Neuberger  Berman
Mid-Cap Value Portfolio  (formerly,  the Federated Utility Income  Portfolio).  Neuberger Berman  Management,  Inc.
has served as Sub-advisor to the Portfolio since May 1, 1998.
+* From October 15, 1996 to May 4, 1999,  Putnam Investment  Management,  Inc. served as Sub-advisor to the AST AIM
Balanced Portfolio  (formerly,  the AST Putnam Balanced  Portfolio).  Prior to October 15, 1996, Phoenix Investment
Counsel,  Inc.  served as Sub-advisor to the Portfolio.  A I M Capital  Management,  Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY              RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER              INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE             (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT                NET ASSETS
------            ----------               ----                  -------------         -------------                ----------

(13.52%)         $540,117                    50%                       1.07%(1)              1.07%(1)              1.07%(1)
(26.53%)          637,131                    86%                      1.16%                  1.16%                  0.63%
  64.13%          770,512                   159%                      1.18%                  1.18%                  0.18%
  20.10%          497,461                   117%                      1.13%                  1.13%                  0.69%
  18.15%          412,270                   116%                      1.15%                  1.15%                  1.04%
    9.65%         346,211                   124%                      1.16%                  1.26%                  0.88%

  5.37%        $1,901,276                    53%                       0.95%(1)               0.97%(1)             0.62%(1)
    5.52%       1,595,755                   144%                       1.05%                  1.06%                0.96%
  16.09%        1,498,306                    69%                       0.92%                  0.94%                1.09%
  12.48%        1,181,909                    78%                       0.91%                  0.91%                1.32%
  23.92%        936,986                      41%                       0.93%                  0.93%                1.60%
  18.56%        530,497                      43%                       0.97%                  0.97%                1.92%

 (19.78%)      $3,220,782                    23%                       1.02%(1)               1.05%(1)              0.52%(1)
 (30.97%)       4,262,410                    34%                       1.00%                  1.04%                 (0.13%)
  55.01%        5,923,778                    35%                       1.00%                  1.04%                  0.12%
  68.26%        3,255,658                    42%                       1.02%                  1.04%                  0.16%
  28.66%        1,511,602                    94%                       1.07%                  1.08%                  0.24%
  28.36%          892,324                    79%                       1.10%                  1.10%                  0.25%

  2.38%        $2,337,783                    N/A                       0.59%(1)                0.64%(1)            4.71%(1)
  6.07%         2,244,193                    N/A                       0.60%                   0.65%               5.93%
  4.60%         2,409,157                    N/A                       0.60%                   0.65%               4.52%
  5.14%           967,733                    N/A                       0.60%                   0.66%               4.99%
  5.18%           759,888                    N/A                       0.60%                   0.69%               5.06%
  5.08%           549,470                    N/A                       0.60%                   0.71%               4.87%

 (0.70%)       $1,008,791                   125%                       1.25%(1)                1.25%(1)            0.44%(1)
  27.49%          978,649                   220%                       1.24%                   1.24%               0.19%
   5.67%          664,383                   176%                       1.13%                   1.13%               0.39%
  (2.33%)         271,968                   208%                       1.05%                   1.05%               1.83%
  26.42%          201,143                    91%                       0.90%                   0.90%               3.34%
  11.53%          123,138                    81%                       0.93%                   0.93%               3.14%

 (7.11%)        $546,393                      42%                      0.84%(1)             0.84%(1)               2.72%(1)
 (4.36%)         622,641                      60%                      0.95%                0.95%                  2.70%
   20.85%         499,571                   154%                      1.00%                 1.00%                  2.37%
   12.86%         409,335                   139%                      1.00%                 1.00%                  2.55%
   18.28%         357,591                   170%                      1.03%                 1.03%                  2.81%
   11.23%         286,479                   276%                      0.94%                 0.94%                  2.66%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                            ------------------------------------     ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED    TOTAL         END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS       DISTRIBUTIONS  OF PERIOD
---------             -----     ---------      ------     -----------   ----------   ------      -----      -------------    ---------

AST Fed High Yield    06/30/01**  $9.71        $0.34      $(0.25)          $0.09  $   (0.93)   $   ---       $(0.93)         $8.87
                      12/31/00    11.92         1.18       (2.23)         (1.05)      (1.16)   0.00           (1.16)          9.71
                      12/31/99    12.65         1.03       (0.77)           0.26      (0.91)     (0.08)       (0.99)         11.92
                      12/31/98    13.11         0.91       (0.57)           0.34      (0.76)     (0.04)       (0.80)         12.65
                      12/31/97    12.13         0.75         0.83           1.58      (0.54)     (0.06)       (0.60)         13.11
                      12/31/96    11.14         0.56         0.90           1.46      (0.47)         --       (0.47)         12.13

AST T. Rowe Price     06/30/01** $18.12        $0.22      $(0.77)        $(0.55)     $(0.52)    $(1.75)      $(2.27)        $15.30
Asset Allocation      12/31/00    18.86         0.52       (0.63)         (0.11)      (0.45)     (0.18)       (0.63)        $18.12
                      12/31/99    17.47         0.44         1.32           1.76      (0.36)     (0.01)       (0.37)         18.86
                      12/31/98    15.13         0.35         2.38           2.73      (0.33)     (0.06)       (0.39)         17.47
                      12/31/97    13.27         0.33         2.03           2.36      (0.26)     (0.24)       (0.50)         15.13
                      12/31/96    12.01         0.27         1.28           1.55      (0.25)     (0.04)       (0.29)         13.27

AST PIMCO Total       006/30/01**$11.60        $0.31       $   --          $0.31     $(0.65)     $   --      $(0.65)        $11.26
Return Bond           12/31/00    10.99         0.65         0.56           1.21      (0.60)         --       (0.60)         11.60
                      12/31/99    12.02         0.58       (0.71)         (0.13)      (0.52)     (0.38)       (0.90)         10.99
                      12/31/98    11.72         0.49         0.56           1.05      (0.51)     (0.24)       (0.75)         12.02
                      12/31/97    11.11         0.48         0.58           1.06      (0.45)         --       (0.45)         11.72
                      12/31/96    11.34         0.46       (0.10)           0.36      (0.28)     (0.31)       (0.59)         11.11

AST INVESCO Equity    06/03/01** $17.59        $0.16      $(1.06)        $(0.90)     $(0.36)    $(0.16)      $(0.52)        $16.17
Income                12/31/00    18.65         0.38         0.32           0.70      (0.36)     (1.40)       (1.76)         17.59
                      12/31/99    17.50         0.36         1.61           1.97      (0.32)     (0.50)       (0.82)         18.65
                      12/31/98    16.51         0.31         1.81           2.12      (0.32)     (0.81)       (1.13)         17.50
                      12/31/97    13.99         0.31         2.84           3.15      (0.26)     (0.37)       (0.63)         16.51
                      12/31/96    12.50         0.27         1.79           2.06      (0.24)     (0.33)       (0.57)         13.99

AST PBHG Small-Cap    06/30/01** $20.30      $(0.04)      $(0.79)        $(0.83)     $    --    $(3.09)      $(3.09)        $16.38
Growth***             12/31/00    42.61       (0.22)      (18.08)        (18.30)          --     (4.01)       (4.01)         20.30
                      12/31/99    17.61       (0.03)        25.03          25.00          --         --           --         42.61
                      12/31/98    17.81       (0.08)         0.73           0.65          --     (0.85)       (0.85)         17.61
                      12/31/97    16.80       (0.05)         1.06           1.01          --         --           --         17.81
                      12/31/96    14.25       (0.03)         2.85           2.82          --     (0.27)       (0.27)         16.80

AST T. Rowe Price     06/30/01**  $9.40        $0.32      $(0.52)        $(0.20)      $   --  $      --     $     --         $9.20
Global Bond+          12/31/00     9.60         0.48       (0.53)         (0.05)      (0.15)         --       (0.15)          9.40
                      12/31/99    11.46         0.33       (1.25)         (0.92)      (0.71)     (0.23)       (0.94)          9.60
                      12/31/98    10.11         0.52         0.94           1.46      (0.03)     (0.08)       (0.11)         11.46
                      12/31/97    10.90         0.20       (0.57)         (0.37)      (0.16)     (0.26)       (0.42)         10.11
                      12/31/96    10.60         0.23         0.38           0.61      (0.14)     (0.17)       (0.31)         10.90

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under
"Management of the Trust - Distribution Plan".
** Unaudited
*** From January 1, 1999 to September 17, 2001,  Janus Capital  Corporation  served as  Sub-advisor to the AST PBHG
Small-Cap  Growth  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth  Portfolio).  Prior to  January 1, 1999,
Founders  Asset  Management LLC served as  Sub-advisor  to the  Portfolio.  Pilgrim  Baxter & Associates,  Ltd. has
served as Sub-advisor to the Portfolio since September 17, 2001.
+  Prior to May 1, 2000, the AST T. Rowe Price Global Bond Portfolio was known as the AST T. Rowe Price
International Bond Portfolio.

                                                                            RATIOS OF EXPENSES
                           SUPPLEMENTAL DATA                                   TO AVERAGE NET ASSETS*
    --------------------------------------------                   ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY        RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER       INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE     (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT         NET ASSETS
------             ----------              ----                  -------------         -------------          ----------

  0.37%          $499,925                    28%                       0.95%(1)             0.95%(1)             10.47%(1)
  (9.69%)         497,882                    20%                       0.96%                0.96%                 10.36%
    2.00%         623,788                    39%                       0.94%                0.94%                  9.09%
    2.61%         595,680                    36%                       0.95%                0.95%                  8.64%
  13.59%          434,420                    28%                       0.98%                0.98%                  8.83%
  13.58%          205,262                    43%                       1.03%                1.03%                  8.02%

(3.15%)          $367,805                    52%                       1.09%(1)             1.09%(1)               2.69%(1)
 (0.48%)          395,375                    43%                       1.08%                1.08%                  2.64%
  10.28%          447,542                    17%                       1.07%                1.07%                  2.65%
  18.36%          344,197                     8%                       1.09%                1.09%                  2.70%
  18.40%          213,075                    10%                       1.13%                1.13%                  2.95%
  13.14%          120,149                    31%                       1.20%                1.20%                  3.02%

  2.75%        $1,374.120                   209%                       0.80%(1)             0.81%(1)               5.46%(1)
  11.57%        1,258,218                   365%                       0.82%                0.82%                  6.14%
  (1.09%)       1,005,763                   227%                       0.82%                0.82%                  5.46%
     9.46%        896,497                   231%                       0.83%                0.83%                  5.24%
     9.87%        572,100                   320%                       0.86%                0.86%                  5.56%
     3.42%        360,010                   403%                       0.89%                0.89%                  5.38%

(5.19%)        $1,162,054                    13%                         0.91%(1)             0.92%(1)             2.17%(1)
     4.74%      1,173,070                    55%                       0.94%                0.95%                  2.25%
   11.74%       1,048,064                    76%                       0.93%                0.93%                  2.10%
   13.34%         831,482                    67%                       0.93%                0.93%                  2.17%
   23.33%         602,105                    73%                       0.95%                0.95%                  2.54%
   17.09%         348,680                    58%                       0.98%                0.98%                  2.83%

   (3.47%)       $486,631                    34%                       1.13%(1)             1.13%(1)             (0.53%)(1)
 (48.16%)         592,038                    85%                       1.07%                1.07%                (0.54%)
  141.96%       1,443,211                   116%                       1.08%                1.08%                (0.46%)
     3.49%        285,847                   100%                       1.12%                1.12%                (0.53%)
     6.01%        278,258                    77%                       1.13%                1.13%                (0.32%)
   20.05%         220,068                    69%                       1.16%                1.16%                (0.38%)

   (2.02%)       $106,776                    86%                       0.67%(1)             0.67%(1)               5.38%(1)
   (0.45%)        122,200                   171%                       1.12%                1.12%                  4.35%
   (8.33%)        138,144                   106%                       1.11%                1.11%                  3.51%
   14.72%         147,973                   136%                       1.11%                1.11%                  4.78%
   (3.42%)        130,408                   173%                       1.11%                1.11%                  4.73%
     5.98%         98,235                   241%                       1.21%                1.21%                  5.02%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                     INCREASE (DECREASE) FROM
                                                      INVESTMENT OPERATIONS                      LESS
                                            -----------------------------------------   ---------------------------
DISTRIBUTIONS
--------------------------------------------

                               NET ASSET       NET                                                                          NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                      VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED    TOTAL          END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS      DISTRIBUTIONS  OF PERIOD
---------             -----     ---------      ------     -----------   ----------   ------      -----       -------------  ---------

AST Neuberger Berman  06/30/01** $21.63       $(0.02)     $(2.79)        $(2.81)    $     --     $(2.90)      $(2.90)       $15.92
Mid-Cap Growth***     12/31/00    24.03        (0.04)      (1.74)         (1.78)          --      (0.62)       (0.62)        21.63
                      12/31/99    17.26        (0.11)        8.21           8.10          --      (1.33)       (1.33)        24.03
                      12/31/98    16.61        (0.05)        3.31           3.26      (0.01)      (2.60)       (2.61)        17.26
                      12/31/97    14.39          0.01        2.36           2.37      (0.02)      (0.13)       (0.15)        16.61
                      12/31/96    12.40          0.01        2.01           2.02      (0.03)          --       (0.03)        14.39

AST Founders Passport 06/30/01** $14.91       $(0.01)     $(3.38)        $(3.39)      $   --      $   --       $   --       $11.52
                      12/31/00    24.63        (0.07)      (5.10)         (5.17)          --      (4.55)       (4.55)       $14.91
                      12/31/99    13.04        (0.07)       11.72          11.65      (0.03)      (0.03)       (0.06)        24.63
                      12/31/98    11.78          0.05        1.24           1.29      (0.03)          --       (0.03)        13.04
                      12/31/97    11.63          0.03        0.21           0.24      (0.08)      (0.01)       (0.09)        11.78
                      12/31/96    10.33          0.09        1.24           1.33      (0.03)          --       (0.03)        11.63

AST T. Rowe Price     06/30/01**      $16.50    $0.09       $0.15          $0.24     $(0.20)     $(1.29)      $(1.49)      $(1.49)
Natural Resources     12/31/00    13.16          0.17        3.31           3.48      (0.14)          --       (0.14)       $16.50
                      12/31/99    11.97          0.14        2.67           2.81      (0.18)      (1.44)       (1.62)        13.16
                      12/31/98    14.57          0.19      (1.78)         (1.59)      (0.14)      (0.87)       (1.01)        11.97
                      12/31/97    14.47          0.14        0.35           0.49      (0.07)      (0.32)       (0.39)        14.57
                      12/31/96    11.11          0.05        3.35           3.40      (0.02)      (0.02)       (0.04)        14.47

AST PIMCO Limited     06/30/01** $11.07         $0.28       $0.24          $0.52     $(0.63)      $   --      $(0.63)       $10.96
Maturity Bond         12/31/00    10.84          0.68        0.17           0.85      (0.62)          --       (0.62)       $11.07
                      12/31/99    11.08          0.59      (0.22)           0.37      (0.61)          --       (0.61)        10.84
                      12/31/98    11.02          0.56        0.03           0.59      (0.53)          --       (0.53)        11.08
                      12/31/97    10.81          0.55        0.22           0.77      (0.56)          --       (0.56)        11.02
                      12/31/96    10.47          0.56      (0.15)           0.41      (0.05)      (0.02)       (0.07)        10.81

AST Alliance Growth+  06/30/01** $15.15       $(0.01)     $(1.59)        $(1.60)      $   --     $(3.42)      $(3.42)       $10.13
                      12/31/00    18.95            --      (2.24)         (2.24)          --      (1.56)       (1.56)       $15.15
                      12/31/99    16.07        (0.07)        4.85           4.78          --      (1.90)       (1.90)        18.95
                      12/31/98    12.62        (0.10)        3.55           3.45          --          --           --        16.07
                      12/31/97    10.99        (0.05)        1.68           1.63          --          --           --        12.62
                      12/31/96(2) 10.00        (0.01)        1.00           0.99          --          --           --        10.99

AST Janus Overseas    06/30/01** $18.72         $0.07     $(2.61)        $(2.54)     $(0.82)     $(3.90)      $(4.72)       $11.46
Growth                12/31/00    25.10        (0.04)      (6.03)         (6.07)      (0.13)      (0.18)       (0.31)       $18.72
                      12/31/99    13.74        (0.03)       11.39          11.36          --          --           --        25.10
                      12/31/98    11.87          0.04        1.88           1.92      (0.05)          --       (0.05)        13.74
                      12/31/97(3) 10.00          0.02        1.85           1.87          --          --           --        11.87

AST American Century  06/30/01** $13.02         $0.04     $(0.55)        $(0.51)     $(0.09)      $   --      $(0.09)       $12.42
Income & Growth++     12/31/00   $15.65         $0.07     $(1.74)        $(1.67)     $(0.08)     $(0.88)      $(0.96)       $13.02
                      12/31/99    13.47          0.09        2.84           2.93      (0.11)      (0.64)       (0.75)        15.65
                      12/31/98    12.23          0.11        1.38           1.49      (0.07)      (0.18)       (0.25)        13.47
                      12/31/97(3) 10.00          0.07        2.16           2.23          --          --           --        12.23

AST American Century  06/30/01** $13.70         $0.15     $(0.39)        $(0.24)     $(0.25)     $(0.32)      $(0.57)       $12.89
Strategic Balanced    12/31/00   $15.30         $0.32     $(0.81)        $(0.49)     $(0.23)     $(0.88)      $(1.11)       $13.70
                      12/31/99    13.66          0.20        1.56           1.76      (0.12)          --       (0.12)        15.30
                      12/31/98    11.34          0.11        2.29           2.40      (0.08)          --       (0.08)        13.66
                      12/31/97(4) 10.00          0.11        1.23           1.34          --          --           --        11.34

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 2, 1996.
(3) Commenced operations on January 2, 1997.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** Prior to May 1, 1998,  Berger  Associates,  Inc.  served as  Sub-advisor  to the AST Neuberger  Berman  Mid-Cap
Growth Portfolio  (formerly,  the Berger Capital Growth Portfolio).  Neuberger Berman Management Inc. has served as
Sub-advisor to the Portfolio since May 1, 1998.
+ From  December 31, 1998 to April 30,  2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the AST Alliance
Growth  Portfolio  (formerly,  the AST  Oppenheimer  Large-Cap  Growth  Portfolio).  Prior to  December  31,  1998,
Robertson  Stephens  & Company  Investment  Management,  L.P.  served as  Sub-advisor  to the  Portfolio.  Alliance
Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor to the AST American  Century
Income & Growth  Portfolio  (formerly,  the AST  Putnam  Value  Growth  and  Income  Portfolio).  American  Century
Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                            RATIOS OF EXPENSES
              SUPPLEMENTAL DATA_                                           TO AVERAGE NET ASSETS*
    -------------------------------------------                    ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY                   RATIO OF NET
                    NET ASSETS AT        PORTFOLIO                 FEE WAIVER           FEE WAIVER                   INVESTMENT INCOME
 TOTAL              END OF PERIOD        TURNOVER                  AND EXPENSE          AND EXPENSE                    (LOSS) TO AVERAGE
RETURN                (IN 000'S)          RATE                   REIMBURSEMENT         REIMBURSEMENT                    NET ASSETS
------                ----------          ----                   -------------         -------------                    ----------

(13.45%)              $614,009              56%                         1.11%(1)             1.11%(1)                   (0.61%)(1)
  (8.07%)              719,405             121%                         1.09%                1.09%                      (0.55)%
   51.37%              394,325             148%                         1.13%                1.13%                      (0.71%)
   20.65%              261,792             228%                         1.07%                1.07%                      (0.34%)
   16.68%              185,050             305%                         0.99%                0.99%                      0.07%
   16.34%              136,247             156%                         1.01%                1.01%                      0.24%

(22.75%)              $194,759             330%                         1.59%(1)             1.48%(1)                   (0.18%)(1)
 (30.28%)              276,037             514%                         1.34%                1.38%                      (0.44)%
   89.71%              217,397             309%                         1.29%                1.29%                      (0.54%)
   10.92%              119,997              46%                         1.30%                1.30%                      0.32%
     2.03%             117,938              73%                         1.35%                1.35%                      0.43%
   12.91%              117,643             133%                         1.36%                1.36%                      1.25%

  1.57%               $165,450              10%                         1.06%(1)             1.06%(1)                   1.08%(1)
   26.79%              134,644              96%                         1.14%                1.20%                      1.13%
   28.11%              102,225              72%                         1.16%                1.16%                      1.11%
 (11.83%)               74,126              55%                         1.16%                1.16%                      1.14%
     3.39%             111,954              44%                         1.16%                1.16%                      0.98%
   30.74%               88,534              31%                         1.30%                1.30%                      1.08%

  4.72%               $522,627             231%                         0.84%(1)             0.84%(1)                   5.90%(1)
     8.43%             417,842             171%                         0.87%                0.87%                      6.14%
     3.37%             406,604             178%                         0.86%                0.86%                      5.51%
     5.72%             349,707             263%                         0.86%                0.86%                      5.70%
     7.46%             288,642              54%                         0.88%                0.88%                      5.71%
     3.90%             209,013             247%                         0.89%                0.89%                      5.69%
(11.67%)              $414,274              63%                         1.12%(1)             1.12%(1)                  (0.22%)(1)
 (13.74)%              467,362             135%                         1.16%                1.16%                      (0.46%)
   33.91%              364,454             316%                         1.11%                1.11%                      (0.50%)
   27.34%              300,924             252%                         1.22%                1.22%                      (0.70%)
   14.83%              235,648             219%                         1.23%                1.23%                      (0.59%)
     9.90%              48,790              77%                         1.33%(1)             1.33%(1)                   (0.56%)(1)

(15.60%)              $769.525              36%                         1.23%(1)             1.23%(1)                   0.40%(1)
 (24.62%)            1,094,019              75%                         1.18%                1.19%                      (0.02%)
   82.68%            1,551,045              76%                         1.23%                1.23%                      (0.18%)
   16.22%              607,206              97%                         1.27%                1.27%                      0.32%
   18.70%              255,705              94%                         1.35%(1)             1.35%(1)                   0.36%(1)

(3.95%)               $435,359              26%                         0.94%(1)             0.94%(1)                   0.65%(1)
 (10.77%)              487,880              61%                         0.94%                0.94%                      0.68%
   22.98%              360,630             125%                         0.98%                0.98%                      0.86%
   12.27%              189,871              87%                         1.00%                1.00%                      1.05%
   22.30%              117,438              81%                         1.23%(1)             1.23%(1)                   1.24%(1)

(1.74%)               $210,303              66%                         1.09%(1)             1.09%(1)                   2.23%(1)
  (3.11%)              217,483             125%                         1.10%                1.10%                      2.23%
   12.97%              216,748             104%                         1.10%                1.10%                      1.93%
   21.29%               91,043              95%                         1.16%                1.13%                      1.68%
   13.40%               28,947              76%                         1.25%(1)             1.35%(1)                   2.02%(1)

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                    VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED    TOTAL        END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS      DISTRIBUTIONS   OF PERIOD
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------         ---------

AST American Century    06/30/01**$18.16       $0.10      $(3.43)        $(3.33)   $(0.08)       $(1.21)     $(1.29)       $13.54
International Growth    12/31/00  22.40         0.03       (3.45)         (3.42)        --        (0.82)     $(0.82)       $18.16
                        12/31/99  13.66       (0.04)         8.88           8.84        --        (0.10)      (0.10)        22.40
                        12/31/98  11.52         0.03         2.12           2.15    (0.01)            --      (0.01)        13.66
                        12/31/97(4)10.00      (0.03)         1.55           1.52        --            --          --        11.52

AST Gabelli Small-Cap   06/30/01**$13.02       $0.02        $1.23          $1.25   $(0.07)       $(0.76)     $(0.83)       $13.44
Value***                12/31/00  11.39         0.10         2.23           2.23    (0.07)        (0.63)     $(0.70)       $13.02
                        12/31/99  11.44         0.08       (0.03)           0.05    (0.10)            --      (0.10)        11.39
                        12/31/98  12.88         0.09       (1.42)         (1.33)    (0.05)        (0.06)      (0.11)        11.44
                        12/31/97(4)10.00        0.06         2.82           2.88        --            --          --        12.88

AST Marsico Cap Grw     06/30/01** $18.10     $(0.02)      $(2.46)       $(2.48)   $    --        $(0.34)      $(0.34)     $15.28
                        12/31/00  21.63       (0.01)       (3.00)         (3.01)        --        (0.52)      (0.52)        18.10
                        12/31/99  14.20       (0.03)         7.48           7.45    (0.01)        (0.01)      (0.02)        21.63
                        12/31/98  10.03           --         4.17           4.17        --            --          --        14.20
                        12/31/97(5)10.00        0.01         0.02           0.03        --            --          --        10.03

AST Cohen &
Steers Realty           06/30/01** $10.18      $0.23        $0.28          $0.51   $(0.34)       $    --      $(0.34)      $10.35
                        12/31/00   8.36         0.32         1.78           2.10    (0.28)            --      (0.28)        10.18
                        12/31/99   8.41         0.33       (0.15)           0.18    (0.23)            --      (0.23)         8.36
                        12/31/98(6)10.00        0.28       (1.87)         (1.59)        --            --          --         8.41

AST Goldman Sachs       06/30/01**$14.55       $0.01        $0.87          $0.88   $    --       $(0.42)     $(0.42)       $15.01
Small-Cap Value+        12/31/00  10.87         0.01         3.67           3.68        --            --          --        14.55
                        12/31/99   9.99       (0.03)         0.91           0.88        --            --          --        10.87
                        12/31/98(6)10.00      (0.01)           --         (0.01)        --            --          --         9.99

AST Sanford Bernstein   06/30/01**$12.63       $0.05      $(0.64)        $(0.59)   $(0.11)       $(0.13)     $(0.24)       $11.80
Managed Index 500++     12/31/00  14.96         0.10       (1.40)         (1.30)    (0.08)        (0.95)      (1.03)        12.63
                        12/31/99  12.78         0.08         2.56           2.64    (0.06)        (0.40)      (0.46)        14.96
                        12/31/98(6)10.00        0.06         2.72           2.78        --            --          --        12.78

AST DeAM Small-Cap      06/30/01**$11.72     $(0.02)      $(1.47)        $(1.49)   $    --       $(1.69)     $(1.69)        $8.54
Growth+++               12/31/00  15.59       (0.08)       (2.90)         (2.98)        --        (0.89)      (0.89)        11.72
                        12/31/99(7)10.00      (0.05)         5.64           5.59        --            --          --        15.59

AST MFS Global Equity   06/30/01**$10.23       $0.02      $(0.75)        $(0.73)   $    --       $    --     $    --        $9.50
                        12/31/00  11.03         0.01       (0.79)         (0.78)    (0.01)        (0.01)      (0.02)        10.23
                        12/31/99(8)10.00        0.01         1.02           1.03        --            --          --        11.03

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
(7) Commenced operations on January 4, 1999.
(8) Commenced operations on October 18, 1999.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
**Unaudited.
*** Prior to October 23, 2000, T. Rowe Price  Associates,  Inc. served as Sub-advisor to the AST Gabelli  Small-Cap
Value  Portfolio  (formerly,  the AST T. Rowe Price Small  Company  Value  Portfolio).  GAMCO  Investors,  Inc. has
served as Sub-advisor to the Portfolio since October 23, 2000.
+ Prior to May 1,  2001,  Lord,  Abbett & Co.  served as  Sub-advisor  to the AST  Goldman  Sachs  Small-Cap  Value
Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio since May 1, 2001.
++ Prior to May 1, 2000,  Bankers Trust Company served as Sub-advisor  to the AST Sanford  Bernstein  Managed Index
500  Portfolio  (formerly,  the AST Bankers  Trust Managed  Index 500  Portfolio).  Sanford C.  Bernstein & Co. has
served as Sub-advisor to the Portfolio since May 1, 2000.
+++ Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc. served as Sub-advisor to the AST DeAM Small-Cap
Growth Portfolio  (formerly,  the AST Scudder  Small-Cap Growth  Portfolio).  Deutsche Asset  Management,  Inc. has
served as Sub-advisor to the Portfolio since December 10, 2001.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY     RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER      INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE     (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT        NET ASSETS
------             ----------              ----                  -------------         -------------        ----------

  (19.09%)        $332,248                   88%                        1.22%(1)             1.22%(1)           1.06%(1)
  (16.10%)         332,504                  126%                        1.27%                1.27%              (0.04%)
   65.20%          154,226                  112%                        1.50%                1.50%              (0.32%)
   18.68%           77,733                  220%                        1.65%                1.65%              0.10%
   15.10%           33,125                  171%                        1.75%(1)             1.75%(1)           (0.58%)(1)

  9.92%           $536,551                   35%                        1.09%(1)             1.09%(1)           0.68%(1)
   21.86%          333,586                   88%                        1.12%                1.12%              0.87%
     0.58%         261,493                   26%                        1.11%                1.11%              0.64%
 (10.53%)          304,072                   10%                        1.11%                1.11%              0.93%
   28.80%          199,896                    7%                        1.16%(1)             1.16%(1)           1.20%(1)

(13.81%)        $1,432,438                   50%                        1.06%(1)             1.08%(1)           (0.23%)(1)
  (14.25%)       1,770,849                  118%                        1.04%                1.06%              (0.09)%
   52.58%        1,723,736                  115%                        1.08%                1.08%              (0.25%)
   41.59%          594,966                  213%                        1.11%                1.11%              0.16%
     0.30%           7,299                    --                        1.00%(1)             1.00%(1)           3.62%(1)

  5.29%           $138,526                   24%                        1.23%(1)             1.23%(1)           4.55%(1)
   26.19%          132,486                   59%                        1.28%                1.28%              5.21%
     2.26%          56,697                   51%                        1.27%                1.27%              4.95%
 (16.00%)           33,025                   18%                        1.30%(1)             1.30%(1)           5.02%(1)

  6.23%           $313,116                  126%                        1.10%(1)             1.10%(1)           0.22%(1)
   33.85%          227,759                   67%                        1.15%                1.15%              (0.13)%
     8.81%          74,192                   85%                        1.24%                1.24%              (0.36%)
   (0.10%)          41,788                   58%                        1.31%(1)             1.31%(1)           (0.21%)(1)

(4.84%)           $685,453                   31%                        0.79%(1)             0.79%(1)           0.87%(1)
  (8.82%)          704,897                   84%                        0.78%                0.78%              0.84%
   21.23%          633,567                  101%                        0.79%                0.77%              0.74%
   27.90%          289,551                  162%                        0.80%(1)             0.86%(1)           1.07%(1)

(13.05%)          $726,020                   70%                        1.17%(1)             1.17%(1)           (0.65%)(1)
  (20.95%)         791,839                  136%                        1.13%                1.13%              (0.67%)
   55.90%          841,984                  133%                        1.14%(1)             1.14%(1)           (0.67%)(1)

(7.14%)            $50,617                   30%                        1.45%(1)             1.31%(1)           0.49%(1)
  (7.19%)           29,514                  100%                        1.56%                1.87%              0.08%
   10.40%            1,291                  142%                        1.75%(1)             2.11%(1)           0.75%(1)

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET                                                                               NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                          VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED    TOTAL              END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS          DISTRIBUTIONS    OF PERIOD
---------             -----     ---------      ------     -----------   ----------   ------      -----    -------------         ---------

AST MFS Growth          06/30/01**$10.56     $    --      $(1.34)        $(1.34)   $    --       $    --     $    --        $9.22
                        12/31/00  11.30         0.01       (0.75)         (0.74)        --            --          --        10.56
                        12/31/99(8)10.00        0.01         1.29           1.30        --            --          --        11.30

AST MFS                 06/30/01**$10.53       $0.02      $(1.07)        $(1.05)   $(0.01)       $    --     $(0.01)        $9.47
Growth with Income      12/31/00  10.52         0.03       (0.01)           0.02    (0.01)            --      (0.01)        10.53
                        12/31/99(8)10.00        0.01         0.51           0.52        --            --          --        10.52

AST Alger All-Cap       06/30/01**$6.84      $(0.01)      $(0.74)        $(0.75)   $    --       $    --     $    --        $6.09
Growth                  12/31/00(9)10.00  $       --       (3.16)          3.16)        --            --          --         6.84

AST Janus Mid-Cap       06/30/01**$6.64      $(0.02)      $(1.83)        $(1.85)   $    --       $    --      $   --        $4.79
Growth                  12/31/00(10)10.00       0.01       (3.37)         (3.36)        --            --          --         6.64

AST Federated
Aggressive               06/30/01** $9.10     $(0.02)     $(0.86)        $(0.88)   $    --       $    --      $    --       $8.22
Growth                  12/31/00(11)10.00       0.01       (0.91)         (0.90)        --            --          --         9.10

AST Gabelli All-Cap     06/30/01**$10.09       $0.03        $0.21          $0.24   $(0.01)       $(0.01)     $(0.02)       $10.31
Value                   12/31/00(11)10.00       0.03         0.06           0.09        --            --          --        10.09

AST Janus Strategic Value 06/30/01** $9.85     $0.02        $(0.14)      $(0.12)   $(0.01)        $   --      $(0.01)       $9.72
                        12/31/00(11)10.00       0.03       (0.18)         (0.15)        --            --          --         9.85

AST Kinetics Internet   06/30/01**$8.03      $    --        $0.70          $0.70   $    --       $    --     $    --        $8.73
                        12/31/00(11)10.00     (0.01)       (1.96)         (1.97)        --            --          --         8.03

AST Lord Abbett Bond    06/30/01** $10.15      $0.29      $(0.23)          $0.06    $(0.01)      $    --      $(0.01)      $10.20
Debenture               12/31/00(11)10.00       0.02         0.13           0.15        --            --          --        10.15

AST Scudder Japan     06/30/01**  $8.27      $(0.01)      $(1.18)        $(1.19)   $    --       $(0.04)     $(0.04)        $7.04
                        12/31/00(11)10.00     (0.01)       (1.71)         (1.72)    (0.01)            --      (0.01)         8.27

AST Alliance/Bernstein06/30/01**(12)$10.00    $   --      $(0.35)        $(0.35)   $    --       $    --     $    --        $9.65
Growth + Value

AST Sanford Bernstein06/30/01**(12)$10.00     $ 0.01        $0.16          $0.17   $    --       $    --     $    --       $10.17
Core Value

(1) Annualized.
(8) Commenced operations on October 18, 1999.
(9) Commenced operations on December 31, 1999.
(10) Commenced operations on May 1, 2000.
(11) Commenced operations on October 23, 2001.
(12) Commenced operations on May 1, 2001.
* Includes  commissions  received by American  Skandia  Marketing,  Inc.  under the Trust's  Distribution  Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
**Unaudited.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER          INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT          NET ASSETS
------             ----------              ----                  -------------         -------------          ----------

(12.59%)        $1,201,962                   78%                        1.07%(1)             1.06%(1)           0.02%(1)
  (6.53%)           82,051                  243%                        1.20%                1.23%              0.08%
   13.00%            4,868                   60%                        1.35%(1)             1.35%(1)           0.76%(1)

  (10.4%)         $105,702                   35%                        1.09%(1)             1.09%(1)           0.47%(1)
     1.19%          77,618                   62%                        1.23%                1.26%              0.34%
     5.20%           8,757                    6%                        1.23%(1)             1.23%(1)           1.45%(1)

  (10.96%)        $936,889                   89%                      1.23%(1)               1.22%(1)           (0.33%)(1)
  (31.60%)         205,079                  123%                      1.24%(1)               1.23%(1)           (0.05%)(1)

   (27.81%)        $68,581                  153%                        1.31%(1)             1.31%(1)              0.52%(1)
   (33.60%)         65,098                   55%                        1.28%                1.28%                 1.18%

   (9.62%)         $10,777                  190%                      1.35%(1)               2.02%(1)                (0.54%)(1)
   (9.00%)          $1,938                   49%                      1.35%(1)               7.22%(1)                2.67%(1)

   2.39%          $115,429                   49%                      1.20%(1)               1.20%(1)                1.32%(1)
   0.90%           $14,165                   31%                      1.45%(1)               1.59%(1)                2.71%(1)

   (1.27%)         $38,477                   97%                      1.28%(1)               1.28%(1)                1.03%(1)
   (1.50%)           6,351                    1%                      1.35%(1)               2.41%(1)                3.39%(1)

   8.72%            $6,565                   32%                      1.40%(1)               2.75%(1)                0.15%(1)
   (19.70%)           $955                   14%                      1.40%(1)               5.34%(1)                (0.67%)(1)

   0.57%           $28,969                   89%                      1.08%(1)               1.08%(1)                7.29%(1)
   1.50%            $6,783                    9%                      1.20%(1)               3.07%(1)                4.39%(1)

   (14.30%)         $5,968                   53%                      1.75%(1)               1.89%(1)                (0.49%)(1)
   (17.26%)          3,183                   89%                      1.75%(1)               2.78%(1)                (0.26%)(1)

   (3.50%)          $2,576                    0%                      1.35%(1)               4.03%(1)                0.19%(1)

   1.60%             $6589                    3%                      1.25%(1)               1.49%(1)                0.93%(1)

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description  of certain  securities  and  investment  methods that the  Portfolios  may invest in or use, and certain of the risks  associated  with such  securities and investment  methods.  The primary investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should  refer to that  section to obtain  information  about  each  Portfolio.  In  general,  whether a  particular
Portfolio  may invest in a specific  type of  security or use an  investment  method is  described  above or in the
Trust's SAI under  "Investment  Objectives  and  Policies."  As noted  below,  however,  certain  risk  factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent permitted by the investment  objectives and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments  that are commonly  referred to as  "derivatives."  For instance,  a Portfolio may  purchase  and write  (sell) call and put options on  securities,  securities  indices and foreign  currencies, enter into futures contracts and use options on futures  contracts,  and enter into swap agreements with respect to foreign currencies,  interest rates, and securities indices. In general,  derivative  instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There  are  many  types  of  derivatives  and  many  different  ways to use  them.  Some  derivatives  and derivative  strategies  involve  very little risk,  while  others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A Portfolio may use  derivatives  to hedge  against  changes in interest rates,  foreign currency exchange rates or securities  prices, to generate income, as a low cost method of gaining exposure to a particular  securities  market without investing  directly in those securities,  or for other reasons.

         The use of these strategies  involves  certain special risks,  including the risk that the price movements of derivative  instruments  will not correspond  exactly with those of the investments from which they are derived.
In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the  opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio  to set aside assets to meet its  obligations  with  respect to  derivatives  may result in a  Portfolio  being  unable to purchase or sell securities  when it would  otherwise  be  favorable  to do so, or in a Portfolio  needing to sell  securities  at a disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions when desired.  There is no assurance that a Portfolio will engage in derivative  transactions.  Certain derivative  instruments and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may  purchase  or  write  (sell)  call or put  options  on  securities, financial  indices or  currencies.  The  purchaser  of an option on a security  or  currency  obtains  the right to purchase  (in the case of a call  option) or sell (in the case of a put  option)  the  security  or  currency  at a specified  price  within a limited  period of time.  Upon  exercise by the  purchaser,  the writer  (seller) of the option  has the  obligation  to buy or  sell  the  underlying  security  at the  exercise  price.  An  option  on a securities  index is similar to an option on an individual  security,  except that the value of the option  depends on the value of the securities comprising the index, and all settlements are made in cash.

         A  Portfolio  will pay a premium to the party  writing the option when it  purchases  an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise sufficiently  above the exercise price to cover the premium and other transaction costs.  Similarly,  in order for a put option to be profitable,  the market price of the  underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

         Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security  subject  to the  option or has the right to  acquire  it  without  additional  cost).  By  writing a call option,  a Portfolio  assumes  the risk that it may be  required  to deliver a security  for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that  writes a covered  call option gives up the  opportunity  for gain above the exercise  price should the market  price of the  underlying  security increase,  but retains the risk of loss  should the price of the  underlying  security  decline.  A Portfolio  will write call options in order to obtain a return from the premiums  received and will retain the premiums  whether or not the  options  are  exercised,  which  will  help  offset  a  decline  in the  market  value  of the  underlying securities.  A Portfolio  that writes a put option  likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A  Portfolio  may sell an option that it has  previously  purchased  prior to the  purchase or sale of the underlying  security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium  and  other  transaction  costs  paid on the  option.  A  Portfolio  may terminate  an option it has  written by entering  into a closing  purchase  transaction  in which it  purchases  an option of the same series as the option written.

         Futures  Contracts and Related  Options.  Each Portfolio  (except the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the AST Federated High Yield Portfolio, the AST Lord
Abbett  Bond-Debenture  Portfolio and the AST Money Market  Portfolio) may enter into financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the  securities or currency  called for in the contract  and the buyer agrees to buy the  securities  or currency at a specified  price at a specified  future time.  Financial  futures  contracts  may relate to  securities  indices,  interest  rates or  foreign  currencies.
Futures  contracts  are usually  settled  through net cash  payments  rather than  through  actual  delivery of the securities  underlying  the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make  delivery of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value when the contract  expires and the price  specified in the contract.  A Portfolio may use futures contracts to hedge against  movements in securities  prices,  interest rates or currency  exchange  rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract gives the purchaser the right,  in return for the premium paid, to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell  futures or options on futures  contracts or stock  indices for  purposes  other than  bona  fide  hedging  transactions  (as  defined  by the CFTC) if as a result  the sum of the  initial  margin deposits and premiums  required to establish  positions in futures  contracts and related  options that do not fall within  the  definition  of bona  fide  hedging  transactions  would  exceed  5% of the fair  market  value of each
Portfolio's net assets; and

         (ii)     enter into any futures  contracts if the aggregate amount of that Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a  Portfolio's  performance.  Successful  use of these  strategies  requires  the ability to predict future movements in securities prices,  interest rates,  currency exchange rates, and other economic factors.  If a
Sub-advisor seeks to protect a Portfolio  against  potential  adverse  movements in the relevant  financial markets using these instruments,  and such markets do not move in the predicted  direction,  the Portfolio could be left in a less favorable  position than if such strategies had not been used. A Portfolio's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among  the  other  risks  inherent  in the use of  options  and  futures  are (a)  the  risk of  imperfect correlation  between the price of options and futures and the prices of the  securities or currencies to which they relate,  (b) the fact  that  skills  needed to use these  strategies  are  different  from  those  needed to select portfolio  securities  and (c) the  possible  need to defer  closing out  certain  positions  to avoid  adverse tax consequences.  With  respect  to  options  on  stock  indices  and  stock  index  futures,  the  risk of  imperfect correlation  increases the more the holdings of the Portfolio  differ from the  composition of the relevant  index.
These  instruments may not have a liquid secondary  market.  Option positions  established in the  over-the-counter market may be  particularly  illiquid and may also involve the risk that the other party to the  transaction  fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers may  involve  risks that are not  present  with  domestic investments.  While investments in foreign  securities can reduce risk by providing further  diversification,  such investments  involve  "sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign  risks  includes  local  political  or economic  developments,  potential  nationalization, withholding  taxes on dividend or interest  payments,  and currency  blockage  (which would prevent cash from being brought  back to the  United  States).  Compared  to  United  States  issuers,  there is  generally  less  publicly available  information  about foreign  issuers and there may be less  governmental  regulation  and  supervision of foreign  stock  exchanges,  brokers and listed  companies.  Foreign  issuers are not  generally  subject to uniform accounting  and  auditing and  financial  reporting  standards,  practices  and  requirements  comparable  to those applicable  to  domestic  issuers.  In some  countries,  there  may also be the  possibility  of  expropriation  or confiscatory taxation,  difficulty in enforcing contractual and other obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign  issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently informed about  corporate  actions and decisions that may affect the price of portfolio  securities.  Brokerage  commissions on foreign  securities  exchanges,  which may be fixed,  may be higher  than in the United  States.  Settlement  of transactions in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the  liquidity of  investments.  For  example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays)  when a Portfolio  does not compute its price or accept  purchase or redemption orders.  As a result,  a shareholder  may not be able to act on developments  taking place in foreign  countries as they occur.

         American Depositary Receipts ("ADRs"),  European Depositary Receipts ("EDRs"),  Global Depositary Receipts
("GDRs"),  and International  Depositary  Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic  bank  evidencing  its  ownership  of a  security  of a foreign  issuer.  ADRs  generally  are publicly  traded  in the  United  States.  ADRs are  subject  to many of the same  risks as direct  investments  in foreign  securities,  although  ownership of ADRs may reduce or eliminate  certain  risks  associated  with holding assets in foreign  countries,  such as the risk of expropriation.  EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts may be issued as sponsored  or  unsponsored  programs.  In  sponsored  programs,  the issuer makes  arrangements  to have its securities  traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose  material  information in the United States and,  therefore,  the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although  none of the  Portfolios  invest  primarily in  securities  of issuers in developing  countries,  many of the  Funds  may  invest  in these  securities  to some  degree.  Many of the  risks described  above with  respect to  investing  in foreign  issuers are  accentuated  when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically  unstable,  and the securities markets in those  countries  may be less liquid or subject to inadequate  government  regulation  and  supervision.
Developing  countries have often  experienced high rates of inflation or sharply devalued their currencies  against the U.S. dollar,  causing the value of investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt securities,  more uncertain as to payment of interest and  principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign  currencies.  The value of a Portfolio's  investments  denominated in foreign  currencies may be affected,  favorably or unfavorably, by exchange rates and exchange control  regulations.  A Portfolio's  share price may,  therefore,  also be affected by changes in currency  exchange rates.  Foreign currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions  of the relative  merits of  investment in different  countries,  actual or perceived  changes in interest rates or other complex factors.  Currency  exchange rates also can be  affected  unpredictably  by the  intervention  or the  failure to  intervene  by U.S. or foreign governments  or central  banks,  or by  currency  controls or  political  developments  in the U.S.  or abroad.  In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign currencies will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio may enter into forward foreign currency  exchange  contracts.  A forward  contract  involves an obligation to purchase or sell a specified currency  at a  specified  future date at a price set at the time of the  contract.  A  Portfolio  may enter into a forward  contract when it wishes to "lock in" the U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as  "transaction  hedging." In addition,  when a
Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign  currency  (or a currency  that acts as a proxy for such  currency).  This  practice  may be referred to as
"portfolio  hedging."  In any event,  the precise  matching of the  forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Portfolio will enter into a forward  contract if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the  Fund's  securities  or other assets  denominated  in or  exposed to that  currency,  or will sell an amount of proxy  currency  in excess of the value of  securities  denominated  in or exposed to the related  currency.  The effect of  entering  into a forward contract on a  Portfolio's  share  price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a  Portfolio's  losses on securities  denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities if the currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent  shares of ownership in a company.  Generally,  preferred stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes of  receiving dividend  payments and on the company's  assets in the event of  liquidation.  (Some of the  Sub-advisors  consider preferred  stocks to be  equity  securities  for  purposes  of the  various  Portfolios'  investment  policies  and restrictions,  while others  consider  them fixed income  securities.)  After other  claims are  satisfied,  common stockholders  participate  in  company  profits  on a pro  rata  basis;  profits  may be paid out in  dividends  or reinvested  in the company to help it grow.  Increases  and  decreases  in  earnings  are  usually  reflected  in a company's stock price, so common stocks  generally have the greatest  appreciation  and  depreciation  potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations and  governments.  Fixed-income securities  are  generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest and  principal  payments as they come due. The ratings  given a security by
Moody's Investors  Service,  Inc.  ("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's  SAI,  provide a generally  useful  guide as to such credit  risk.  The lower the rating,  the  greater  the credit risk the rating  service  perceives  to exist with  respect to the  security.
Increasing  the amount of  Portfolio  assets  invested  in  lower-rated  securities  generally  will  increase  the
Portfolio's  income, but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the  prices of fixed  income  securities  generally  will be  affected  by changes in the level of interest  rates in the markets  generally.  An  increase  in interest  rates will tend to reduce the prices of such securities,  while a decline in  interest  rates will tend to increase  their  prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those  that are rated  lower  than the four  highest  categories  by a  nationally  recognized  statistical  rating organization  (for  example,  lower  than Baa by  Moody's  or BBB by S&P),  or,  if not  rated,  are of  equivalent investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are generally  considered to be high risk investments  as they are subject to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for lower-rated  bonds may be  thinner  and less  active  than the  market for  higher-rated  bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the prices of higher-rated  bonds,  particularly in times of market stress.  Because the risk of default is higher in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption  or call  provisions  that are  common in  lower-rated  bonds may result in their  replacement  by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories  are frequently  referred to as  "investment  grade."
However,  bonds rated in the fourth  category  (Baa or BBB) are  considered  medium grade and may have  speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on residential  or  commercial  real  property and that  generally  provide for monthly  payments of both interest and principal,  in effect "passing  through"  monthly  payments made by the individual  borrowers on the mortgage loans
(net of fees paid to the  issuer  or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently issued by U.S. Government agencies or Government-sponsored  enterprises,  and payments of interest and principal on these  securities  (but not their  market  prices)  may be  guaranteed  by the full  faith  and  credit of the U.S.
Government  or by the agency only,  or may be supported by the issuer's  ability to borrow from the U.S.  Treasury.
Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed  security will generally decline when interest rates rise.  However,  when interest  rates are  declining,  their value may not increase as much as other fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium  would be lost in the event of
prepayment.   Prepayments  on  some  mortgage-backed  securities  may  necessitate  that  a  Portfolio  find  other investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically  issued in  multiple  series  with each  series  having a  different  maturity.  Principal  and  interest payments  from the  underlying  collateral  are first used to pay the  principal  on the series  with the  shortest maturity;  in turn, the remaining series are paid in order of their  maturities.  Therefore,  depending on the type of CMOs in which a Portfolio  invests,  the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  are  mortgage  pass-through securities  that have been divided  into  interest and  principal  components.  "IOs"  (interest  only  securities)
receive the interest  payments on the underlying  mortgages  while "POs"  (principal only  securities)  receive the principal  payments.  The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of principal  payments  (including  prepayments)  on  the  underlying  mortgage  loans.  If the  underlying  mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped mortgage-backed security may fail to  recoup  fully  its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be  affected  more  severely  than would be the case with a traditional  mortgage-backed  security. Unlike other fixed-income and other mortgage-backed  securities,  the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually  are  similar to  mortgage  pass-through  securities,  but they are secured by and  payable  from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than mortgages.  The credit quality of these  securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided. In addition,  asset-backed  securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may  invest in  convertible  securities.  Convertible  securities  are bonds, notes,  debentures and preferred  stocks that may be converted  into or exchanged for shares of common stock.  Many convertible  securities are rated below  investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's  balance  sheet.  Convertible  securities  generally  participate  in the appreciation  or  depreciation  of the underlying  stock into which they are  convertible,  but to a lesser degree.
Frequently,  convertible  securities  are  callable by the  issuer,  meaning  that the issuer may force  conversion before the holder would otherwise choose.

         Warrants  are  options  to buy a stated  number of shares of common  stock at a  specified  price any time during  the life of the  warrants.  The value of  warrants  may  fluctuate  more  than the value of the  securities underlying  the  warrants.  A warrant will expire  without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolios (other than the AST Founders Passport Portfolio,  the AST Scudder Japan Portfolio,  the AST
DeAM Small-Cap Growth  Portfolio,  the Alger All-Cap Growth Portfolio,  the AST Alliance Growth Portfolio,  the AST
Alliance/Bernstein  Growth + Value  Portfolio,  the AST Sanford  Bernstein  Core Value  Portfolio,  the AST Cohen &
Steers Realty Portfolio,  the AST Sanford  Bernstein  Managed Index 500 Portfolio,  and the AST Alliance Growth and
Income Portfolio) may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment basis. These transactions  generally  involve the  purchase of a security  with  payment  and  delivery  due at some time in the future.  A  Portfolio  does not earn  interest on such  securities  until  settlement  and bears the risk of market value  fluctuations  in between the purchase and  settlement  dates.  If the seller fails to complete the sale, the
Portfolio may lose the  opportunity  to obtain a favorable  price and yield.  While the  Portfolios  will generally engage in such  when-issued,  delayed-delivery  and  forward  commitment  transactions  with the intent of actually acquiring the  securities,  a Portfolio may sometimes sell such a security  prior to the  settlement  date. The AST
Money  Market  Portfolio  will not enter  into  these  commitments  if they  would  exceed  15% of the value of the
Portfolio's total assets less its liabilities other than liabilities created by these commitments.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis.
If the Portfolio  does so, it will not  participate  in future gains or losses on the security.  If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the Trustees of the Trust,  each  Portfolio may invest up to 15% of its net assets in  illiquid  securities  (except  for the AST Money  Market  Portfolio,  which is limited to 10% of net assets,  and the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio
and the AST Sanford  Bernstein  Managed Index 500  Portfolio,  which is limited to 5% of its net assets).  Illiquid securities  are those that,  because of the absence of a readily  available  market or due to legal or  contractual restrictions on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the  Portfolio  has valued the  investment.  Therefore,  a Portfolio  may find it difficult to sell illiquid  securities at the time considered most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among qualified  institutional  buyers under Rule 144A of the Securities Act of
1933.  These Rule 144A securities,  and well as commercial  paper that is sold in private  placements under Section
4(2) of the Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities  could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each  Portfolio may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a
Portfolio  purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed  upon price and date.  The resale  price is in excess of the  purchase  price and  reflects  an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.  Repurchase  agreements  must be fully collateralized and can be entered into only with  well-established  banks and broker-dealers  that have been deemed creditworthy  by the  Sub-advisor.  Repurchase  transactions  are intended to be short-term  transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements  that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A  Portfolio  that  enters into a  repurchase  agreement  may lose money in the event that the other party defaults  on its  obligation  and the  Portfolio  is delayed or  prevented  from  disposing  of the  collateral.  A
Portfolio  also might  incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral or asserting its legal rights under the agreement.  If a defaulting  seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

         The AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain Portfolios  (specifically,  the AST Janus Overseas Growth Portfolio, the AST PBHG Small-Cap Growth
Portfolio,  the AST Janus Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST
Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST Marsico  Capital  Growth  Portfolio,  the AST JanCap  Growth
Portfolio,  the AST Janus Strategic Value Portfolio,  the AST Lord Abbett Bond-Debenture  Portfolio,  the AST PIMCO
Total Return Bond  Portfolio,  the AST PIMCO Limited  Maturity Bond  Portfolio and the AST Money Market  Portfolio)
may enter into reverse  repurchase  agreements.  In a reverse repurchase  agreement,  a Portfolio sells a portfolio instrument  and agrees to  repurchase  it at an agreed upon date and price,  which  reflects an effective  interest rate.  It may also be viewed as a borrowing of money by the  Portfolio  and,  like  borrowing  money,  may increase fluctuations in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the  Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings) is at least three times the amount of the borrowings.  Should a Portfolio, for any reason,  have  borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days.  Certain  Portfolios (the AST Founders  Passport  Portfolio,
the AST Strong  International  Equity  Portfolio,  the AST Gabelli  Small-Cap  Value  Portfolio,  the AST Neuberger
Berman Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the AST Gabelli All-Cap Value
Portfolio,  the AST T. Rowe Price Natural  Resources  Portfolio,  the AST AIM Balanced  Portfolio,  the AST T. Rowe
Price  Asset  Allocation  Portfolio  and  the AST  Money  Market  Portfolio)  will  not  purchase  securities  when outstanding  borrowings are greater than 5% of the  Portfolio's  total assets.  If a Portfolio  borrows money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend  securities  with a value of up to 33 1/3% of its total assets to  broker-dealers, institutional  investors,  or others for the  purpose  of  realizing  additional  income.  Voting  rights on loaned securities  typically  pass to the  borrower,  although a Portfolio  has the right to terminate a securities  loan, usually within three business  days, in order to vote on significant  matters or for other reasons.  All securities loans will be collateralized  by cash or securities issued or guaranteed by the U.S.  Government or its agencies at least  equal in value to the market  value of the  loaned  securities.  Nonetheless,  lending  securities  involves certain risks,  including the risk that the Portfolio  will be delayed or prevented from  recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various  Portfolios  can "sweep"  excess cash balances of the  Portfolios  to those funds for temporary  investment purposes.  In addition,  certain  Sub-advisors  may invest  Portfolio assets in money market funds that they advise or in other  investment  companies.  Mutual  funds  pay  their  own  operating  expenses,  and the  Portfolios,  as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of investment company bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         While none of the  Portfolios  will make  short  sales  generally,  the AST  Strong  International  Equity
Portfolio,  the AST Janus Overseas Growth Portfolio,  the AST American Century International Growth Portfolio,  the
AST PBHG  Small-Cap  Growth  Portfolio,  the AST Goldman Sachs  Small-Cap  Value  Portfolio,  the AST Janus Mid-Cap
Growth  Portfolio,  the AST JanCap Growth  Portfolio,  the AST Janus  Strategic Value  Portfolio,  the AST American
Century  Income & Growth  Portfolio,  the AST MFS Growth  with Income  Portfolio,  the AST  Gabelli  All-Cap  Value
Portfolio,  the AST INVESCO  Equity Income  Portfolio,  the AST AIM Balanced  Portfolio,  the AST American  Century
Strategic  Balanced  Portfolio,  the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited  Maturity Bond
Portfolio  may make short sales  "against the box." A short sale against the box involves  selling a security  that the Portfolio owns, or has the right to obtain without  additional  costs,  for delivery at a specified date in the future.  A Portfolio  may make a short sale  against the box to hedge  against  anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short  increases  instead,  the Portfolio  loses the opportunity to participate in the gain.

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Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
A I M Capital Management, Inc.
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Federated Investment Counseling
Founders Asset Management LLC
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management
Kinetics Asset Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
Lord, Abbett & Co.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim, Baxter & Associates, Ltd.
Sanford C. Bernstein & Co., LLC
Strong Capital Management, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.
Wells Capital Management, Inc.
Zurich Scudder Investments, Inc.

Custodians
PFPC Trust Company                                            The Chase Manhattan Bank
Airport Business Center, International Court 2                One Pierrepont Plaza
200 Stevens Drive                                    Brooklyn, NY 11201
Philadelphia, PA 19113

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling  (800)  752-6342 or by writing to the  American  Skandia
Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional  information about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by reference into this  Prospectus.  Additional  information  about the Portfolios'  investments is available  in the annual and  semi-annual  reports to holders of  variable  annuity  contracts  and  variable  life insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions  and investment strategies that  significantly  affected each  Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual  reports are available without charge by calling the above number.

         Delivery  of  Prospectus  and other  Documents  to  Households.  To lower  costs and  eliminate  duplicate documents sent to your address,  the Trust, in accordance with applicable laws and  regulations,  may begin mailing only one copy of the Trust's prospectus,  prospectus supplements,  annual and semi-annual reports, proxy statements and  information  statements,  or any other  required  documents to your address even if more than one  shareholder lives there. If you have previously  consented to have any of these  documents  delivered to multiple  investors at a shared  address,  as required by law, and wish to revoke this  consent of  otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA  or write to "American  Skandia Trust,  c/o American  Skandia
Life  Assurance  Corporation."  at P.O.  Box  7038,  Bridgeport,  CT  06601-9642.  The  Trust  will  begin  sending individual copies to you within thirty days of receipt of revocation.

         The  information  in the Trust's  filings with the  Securities  and  Exchange  Commission  (including  the
Statement  of  Additional  Information)  is  available  from the  Commission.  Copies  of this  information  may be obtained,  upon payment of duplicating fees, by electronic request to  publicinfo@sec.gov  or by writing the Public
                                                                       ------------------
Reference  Section of the  Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed  and copied at the  Commission's  Public Reference Room in Washington,  D.C.  Information on the operation of the Public
Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
                                                                        ------------------

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                                                                       DECEMBER __, 2001

                                              AMERICAN SKANDIA TRUST
                                  One Corporate Drive, Shelton, Connecticut 06484
-------------------------------------------------------------------------------------------------------------------
American  Skandia  Trust  (the  "Trust")  is a managed,  open-end  investment  company  whose  separate  portfolios
("Portfolios") are diversified,  unless otherwise  indicated.  The Trust seeks to meet the differing  objectives of its  Portfolios.  Currently,  these  Portfolios  are the AST Founders  Passport  Portfolio,  the AST Scudder  Japan
Portfolio,  the AST Strong International  Equity Portfolio (formerly,  the AST AIM International Equity Portfolio), the AST Janus Overseas Growth  Portfolio,  the AST American Century  International  Growth  Portfolio,  the AST MFS
Global Equity  Portfolio,  the AST PBHG  Small-Cap  Growth  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth
Portfolio),  the AST DeAM Small-Cap Growth Portfolio  (formerly,  the AST Scudder Small-Cap Growth Portfolio),  the
AST Federated  Aggressive  Growth  Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio  (formerly,  the AST
Lord Abbett Small Cap Value  Portfolio),  the AST Gabelli  Small-Cap  Value  Portfolio  (formerly,  the AST T. Rowe
Price Small Company Value  Portfolio),  the AST Janus Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap
Growth Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the AST Alger All-Cap Growth  Portfolio,  the
AST Gabelli All-Cap Value Portfolio,  the AST Kinetics Internet Portfolio,  the AST T. Rowe Price Natural Resources
Portfolio,  the AST  Alliance  Growth  Portfolio,  the AST MFS Growth  Portfolio,  the AST Marsico  Capital  Growth
Portfolio,  the AST JanCap Growth Portfolio,  the AST Janus Strategic Value Portfolio,  the AST  Alliance/Bernstein
Growth  + Value  Portfolio,  the AST  Sanford  Bernstein  Core  Value  Portfolio,  the AST  Cohen &  Steers  Realty
Portfolio,  the AST Sanford  Bernstein  Managed  Index 500  Portfolio,  the AST  American  Century  Income & Growth
Portfolio,  the AST  Alliance  Growth and Income  Portfolio,  the AST MFS Growth  with  Income  Portfolio,  the AST
INVESCO Equity Income  Portfolio,  the AST AIM Balanced  Portfolio,  the AST American  Century  Strategic  Balanced
Portfolio,  the AST T. Rowe Price Asset Allocation Portfolio,  the AST T. Rowe Price Global Bond Portfolio, the AST
Federated  High Yield  Portfolio,  the AST Lord Abbett  Bond-Debenture  Portfolio,  the AST PIMCO Total Return Bond
Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

American Skandia Investment Services,  Incorporated  ("ASISI") is the investment manager ("Investment Manager") for the Trust.  Currently,  ASISI engages a sub-advisor  ("Sub-advisor")  for each Portfolio.  The Sub-advisor for each
Portfolio is as follows:  (a) Founders Asset Management LLC: AST Founders  Passport  Portfolio;  (b) Zurich Scudder
Investments,  Inc.: AST Scudder Japan  Portfolio;  (c) Strong Capital  Management,  Inc.: AST Strong  International
Equity Portfolio;  (d) Janus Capital  Corporation:  AST Janus Overseas Growth  Portfolio,  AST Janus Mid-Cap Growth
Portfolio,  AST JanCap Growth  Portfolio,  AST Janus Strategic Value  Portfolio;  (e) American  Century  Investment
Management,  Inc.:  AST American  Century  International  Growth  Portfolio,  AST American  Century Income & Growth
Portfolio,  AST American Century Strategic Balanced Portfolio;  (f) Massachusetts  Financial Services Company:  AST
MFS Global Equity Portfolio,  AST MFS Growth Portfolio,  AST MFS Growth with Income Portfolio; (g) Pilgrim Baxter &
Associates,  Ltd.: AST PBHG Small-Cap Growth  Portfolio;  (h) Deutsche Asset  Management,  Inc.: AST DeAM Small-Cap
Growth Portfolio;  (i) Federated Investment  Counseling:  AST Federated Aggressive Growth Portfolio,  AST Federated
High Yield Portfolio;  (j) Goldman Sachs Asset Management:  AST Goldman Sachs Small-Cap Value Portfolio:  (k) GAMCO
Investors,  Inc.; AST Gabelli  Small-Cap  Value  Portfolio,  AST Gabelli  All-Cap Value  Portfolio;  (l) Fred Alger
Management,  Inc.: AST Alger All-Cap Growth  Portfolio;  (m) Neuberger Berman Management Inc.: AST Neuberger Berman
Mid-Cap Value Portfolio,  AST Neuberger Berman Mid-Cap Growth Portfolio;  (n) Kinetics Asset Management,  Inc.: AST
Kinetics Internet  Portfolio;  (o) T. Rowe Price Associates,  Inc.: AST T. Rowe Price Natural Resources  Portfolio,
AST T. Rowe  Price  Asset  Allocation  Portfolio;  (p)  Alliance  Capital  Management  L.P.:  AST  Alliance  Growth
Portfolio,  the growth portion of the AST  Alliance/Bernstein  Growth + Value  Portfolio,  AST Alliance  Growth and
Income  Portfolio;  (q) Marsico  Capital  Management,  LLC: AST Marsico  Capital Growth  Portfolio;  (r) Sanford C.
Bernstein & Co.,  LLC; : the value  portion of the AST  Alliance/Bernstein  Growth + Value  Portfolio,  AST Sanford
Bernstein  Managed Index 500  Portfolio;  (s) Cohen & Steers  Capital  Management,  Inc.: AST Cohen & Steers Realty
Portfolio;  (t) INVESCO Funds Group,  Inc.:  AST INVESCO  Equity Income  Portfolio;  (u) A I M Capital  Management,
Inc.: AST AIM Balanced Portfolio;  (v) T. Rowe Price  International,  Inc.: AST T. Rowe Price Global Bond Portfolio
(w) Lord, Abbett & Co.: AST Lord Abbett  Bond-Debenture  Portfolio;  (x) Pacific Investment Management Company LLC:
AST  PIMCO  Total  Return  Bond  Portfolio,  AST PIMCO  Limited  Maturity  Bond  Portfolio;  and (y) Wells  Capital
Management, Incorporated: AST Money Market Portfolio.

This  Statement of Additional  Information is not a prospectus.  It should be read in conjunction  with the Trust's current Prospectus,  a copy of which may be obtained by writing the Trust's  administrative office at One Corporate
Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.
This Statement relates to the Trust's Prospectus dated December 10, 2001.

                                                 -----------------

Caption                                                                                                                   Page
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GENERAL INFORMATION AND HISTORY:

         Prior to May 1, 1992, the Trust was known as the Henderson  International  Growth Fund, which consisted of only one portfolio.  This Portfolio is now known as the AST Strong International  Equity Portfolio  (formerly,  the
AST AIM International  Equity Portfolio,  the AST Putnam  International Equity Portfolio and the Seligman Henderson
International  Equity  Portfolio).  The AST Alliance  Growth and Income  Portfolio  (formerly,  the AST Lord Abbett
Growth and Income  Portfolio)  was first  offered as of May 1, 1992.  The AST JanCap  Growth  Portfolio and the AST
Money  Market  Portfolio  were first  offered as of  November  4, 1992.  The AST  Neuberger  Berman  Mid-Cap  Value
Portfolio  (formerly,  the Federated Utility Income Portfolio) and the AST AIM Balanced  Portfolio  (formerly,  the
AST Putnam  Balanced  Portfolio  and the AST Phoenix  Balanced  Asset  Portfolio)  were first  offered as of May 1,
1993.  The AST  Federated  High  Yield  Portfolio,  the AST T. Rowe  Price  Asset  Allocation  Portfolio,  AST PBHG
Small-Cap  Growth  Portfolio  (formerly,  the  AST  Janus  Small-Cap  Growth  Portfolio  and the  Founders  Capital
Appreciation  Portfolio),  the AST INVESCO  Equity Income  Portfolio and the AST PIMCO Total Return Bond  Portfolio
were first  offered as of December  31,  1993.  The AST T. Rowe Price  Global  Bond  Portfolio  (formerly,  the AST
Scudder  International  Bond  Portfolio)  was first  offered as of May 1, 1994.  The AST Neuberger  Berman  Mid-Cap
Growth  Portfolio  (formerly,  the Berger Capital  Growth  Portfolio) was first offered as of October 19, 1994. The
AST Founders Passport Portfolio (formerly,  the Seligman Henderson  International Small Cap Portfolio),  the AST T.
Rowe Price Natural  Resources  Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of
May 2, 1995. The AST Alliance Growth Portfolio  (formerly,  the AST Oppenheimer  Large-Cap Growth Portfolio and the
Robertson  Stephens Value + Growth  Portfolio)  was first offered as of May 2, 1996. The AST Janus Overseas  Growth
Portfolio,  the AST  Gabelli  Small-Cap  Value  Portfolio  (formerly,  the AST T. Rowe Price  Small  Company  Value
Portfolio),  the AST American Century  International Growth Portfolio,  the AST American Century Strategic Balanced
Portfolio and the AST American  Century Income & Growth Portfolio  (formerly,  the AST Putnam Value Growth & Income
Portfolio)  were first offered as of January 2, 1997. The AST Marsico  Capital  Growth  Portfolio was first offered as of December 22, 1997.  The AST Goldman Sachs  Small-Cap  Value  Portfolio  (formerly,  the AST Lord Abbett Small
Cap Value  Portfolio),  the AST Cohen & Steers Realty  Portfolio,  and the AST Sanford  Bernstein Managed Index 500
Portfolio  (formerly,  the AST Bankers  Trust  Managed  Index 500  Portfolio)  were first  offered as of January 2,
1998. The AST DeAM Small-Cap  Growth Portfolio  (formerly,  the AST Scudder  Small-Cap Growth  Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity  Portfolio,  the AST MFS Growth  Portfolio and the AST MFS
Growth with Income  Portfolio  were first offered as of October 18, 1999.  The AST Alger All-Cap  Growth  Portfolio
was first offered as of December 30, 1999.  The AST Janus Mid-Cap  Growth  Portfolio was first offered as of May 1,
2000. The AST Scudder Japan  Portfolio,  the AST Federated  Aggressive  Growth  Portfolio,  the AST Gabelli All-Cap
Value  Portfolio,  the AST Kinetics  Internet  Portfolio,  the AST Janus Strategic Value Portfolio and the AST Lord
Abbett  Bond-Debenture  Portfolio  commenced  operations on October 23, 2000. The AST  Alliance/Bernstein  Growth +
Value  Portfolio and the AST Sanford  Bernstein Core Value Portfolio had not been offered prior to the date of this
Statement.

INVESTMENT OBJECTIVES AND POLICIES:

       The following  information  supplements,  and should be read in  conjunction  with,  the discussion in the
Trust's  Prospectus  of the  investment  objective and policies of each  Portfolio.  The  investment  objective and supplemental  information  regarding the investment  policies for each of the  Portfolios  are described  below and should be considered  separately.  Each  Portfolio has a different  investment  objective and certain  policies may vary. As a result,  the risks,  opportunities  and return in each  Portfolio may differ.  There can be no assurance that any  Portfolio's  investment  objective  will be  achieved.  Certain  risk  factors  in  relation  to  various securities  and  instruments  in which the  Portfolios  may invest are described in this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

        The investment  objective and the investment policies and limitations of each Portfolio,  unless otherwise specified,  are not  "fundamental"  policies  and may be  changed  by the Board of  Trustees  of the Trust  without approval  of the  shareholders  of the  affected  Portfolio.  Those  investment  policies  specifically  labeled as fundamental,  including  those  described in the "Investment  Restrictions"  section of this Statement,  may not be changed  without  shareholder  approval.  Fundamental  investment  policies of a Portfolio may be changed only with the  approval  of at least the  lesser of (1) 67% or more of the total  shares of the  Portfolio  represented  at a meeting at which more than 50% of the  outstanding  shares of the Portfolio are  represented,  or (2) a majority of the outstanding shares of the Portfolio.

AST Founders Passport Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Options  On Stock  Indices  and  Stocks.  An option is a right to buy or sell a  security  at a  specified price within a limited  period of time.  The  Portfolio  may write  ("sell")  covered call options on any or all of its portfolio  securities.  In addition,  the Portfolio may purchase options on securities.  The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write  ("sell")  options on any or all of its portfolio  securities and at such time and from  time  to  time  as the  Sub-advisor  shall  determine  to be  appropriate.  No  specified  percentage  of the
Portfolio's  assets is invested  in  securities  with  respect to which  options may be written.  The extent of the
Portfolio's  option writing  activities will vary from time to time depending upon the Sub-advisor's  evaluation of market, economic and monetary conditions.

         When the  Portfolio  purchases  a security  with  respect  to which it  intends to write an option,  it is likely that the option will be written  concurrently  with or shortly after  purchase.  The Portfolio will write an option on a particular  security only if the Sub-advisor  believes that a liquid  secondary market will exist on an exchange  for  options  of the same  series,  which  will  permit the  Portfolio  to enter into a closing  purchase transaction  and close out its  position.  If the Portfolio  desires to sell a particular  security on which it has written an option,  it will effect a closing  purchase  transaction  prior to or concurrently  with the sale of the security.

         The  Portfolio  may enter  into  closing  purchase  transactions  to reduce the  percentage  of its assets against which options are written,  to realize a profit on a previously  written  option,  or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options  written by the Portfolio will normally have  expiration  dates between three and nine months from the date  written.  The exercise  prices of options may be below,  equal to or above the current  market  values of the underlying  securities at the times the options are written.  From time to time for tax and other reasons,  the
Portfolio may purchase an underlying  security for delivery in accordance  with an exercise  notice assigned to it, rather than delivering such security from its portfolio.

         A stock index  measures the  movement of a certain  group of stocks by  assigning  relative  values to the stocks  included  in the index.  The  Portfolio  purchases  put options on stock  indices to protect the  portfolio against  decline in value.  The  Portfolio  purchases  call  options on stock  indices to  establish  a position in equities as a temporary  substitute  for  purchasing  individual  stocks that then may be acquired  over the option period in a manner  designed  to  minimize  adverse  price  movements.  Purchasing  put and call  options  on stock indices also permits greater time for evaluation of investment  alternatives.  When the  Sub-advisor  believes that the trend of stock prices may be  downward,  particularly  for a short period of time,  the purchase of put options on stock  indices may  eliminate  the need to sell less  liquid  stocks and  possibly  repurchase  them later.  The purpose  of  these  transactions  is not to  generate  gain,  but to  "hedge"  against  possible  loss.  Therefore, successful  hedging  activity  will not produce net gain to the  Portfolio.  Any gain in the price of a call option is likely to be offset by higher prices the Portfolio  must pay in rising  markets,  as cash reserves are invested.
In  declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The  Portfolio  may purchase  only those put and call  options  that are listed on a domestic  exchange or quoted on the automatic  quotation  system of the National  Association  of Securities  Dealers,  Inc.  ("NASDAQ").
Options traded on stock  exchanges are either broadly based,  such as the Standard & Poor's 500 Stock Index and 100
Stock Index,  or involve stocks in a designated  industry or group of industries.  The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the portfolio.

         Transactions  in options are  subject to  limitations,  established  by each of the  exchanges  upon which options are traded,  governing the maximum  number of options which may be written or held by a single  investor or group of investors  acting in concert,  regardless of whether the options are held in one or more  accounts.  Thus, the number of options  the  Portfolio  may hold may be affected by options  held by other  advisory  clients of the
Sub-advisor.  As of the date of this Statement,  the Sub-advisor  believes that these  limitations  will not affect the purchase of stock index options by the Portfolio.

         One risk of  holding a put or a call  option is that if the option is not sold or  exercised  prior to its expiration,  it becomes  worthless.  However,  this risk is limited to the  premium  paid by the  Portfolio.  Other risks of purchasing  options include the possibility  that a liquid  secondary  market may not exist at a time when the  Portfolio  may wish to close out an option  position.  It is also  possible  that  trading in options on stock indices might be halted at a time when the  securities  markets  generally  were to remain open. In cases where the market value of an issue  supporting  a covered call option  exceeds the strike price plus the premium on the call, the Portfolio will lose the right to  appreciation  of the stock for the duration of the option.  For an additional discussion of options on stock indices and stocks and certain risks  involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The  Portfolio  may enter into  futures  contracts  (or options  thereon) for hedging purposes.  U.S.  futures  contracts are traded on exchanges  which have been designated  "contract  markets" by the
Commodity  Futures  Trading  Commission  ("CFTC") and must be executed  through a futures  commission  merchant (an
"FCM") or brokerage firm which is a member of the relevant  contract market.  Although  futures  contracts by their terms call for the delivery or acquisition  of the  underlying  commodities or a cash payment based on the value of the  underlying  commodities,  in most cases the  contractual  obligation is offset before the delivery date of the contract by buying,  in the case of a  contractual  obligation  to sell,  or selling,  in the case of a contractual obligation  to buy, an  identical  futures  contract on a  commodities  exchange.  Such a  transaction  cancels the obligation to make or take delivery of the commodities.

         The  acquisition  or sale of a futures  contract  could  occur,  for  example,  if the  Portfolio  held or considered  purchasing  equity  securities and sought to protect itself from  fluctuations in prices without buying or selling those  securities.  For example,  if prices were expected to decrease,  the Portfolio  could sell equity index futures  contracts,  thereby  hoping to offset a potential  decline in the value of equity  securities in the portfolio by a  corresponding  increase in the value of the futures  contract  position  held by the  Portfolio and thereby  prevent the  Portfolio's  net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling  portfolio  securities and investing in money market instruments.  However,  since the futures market is more liquid than the cash market,  the use of futures contracts as an  investment  technique  would allow the  Portfolio to maintain a defensive  position  without  having to sell portfolio securities.

         Similarly,  when prices of equity  securities are expected to increase,  futures contracts could be bought to attempt to hedge against the  possibility of having to buy equity  securities at higher  prices.  This technique is sometimes known as an anticipatory  hedge.  Since the  fluctuations in the value of futures  contracts should be similar to those of equity  securities,  the Portfolio  could take  advantage of the potential rise in the value of equity  securities  without buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The  Portfolio may also enter into interest rate and foreign  currency  futures  contracts.  Interest rate futures contracts currently are traded on a variety of fixed-income  securities,  including long-term U.S. Treasury
Bonds, Treasury Notes, Government National Mortgage Association modified pass-through  mortgage-backed  securities,
U.S.  Treasury Bills,  bank  certificates  of deposit and commercial  paper.  Foreign  currency  futures  contracts currently are traded on the British pound,  Canadian  dollar,  Japanese yen,  Swiss franc,  West German mark and on
Eurodollar deposits.

         The Portfolio  will not, as to any positions,  whether long,  short or a combination  thereof,  enter into futures and options  thereon for which the  aggregate  initial  margins and  premiums  exceed 5% of the fair market value of its total assets  after taking into account  unrealized  profits and losses on options  entered  into.  In the case of an option that is  "in-the-money,"  the  in-the-money  amount may be excluded in computing  such 5%. In general a call option on a future is  "in-the-money"  if the value of the future  exceeds the  exercise  ("strike")
price of the call;  a put option on a future is  "in-the-money"  if the value of the future which is the subject of the put is exceeded by the strike price of the put. The  Portfolio may use futures and options  thereon  solely for bona fide  hedging  or for  other  non-speculative  purposes.  As to long  positions  which are used as part of the
Portfolio's  strategies  and are  incidental  to its  activities in the  underlying  cash market,  the  "underlying commodity  value" of the  Portfolio's  futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other  dollar-denominated  high-quality,  short-term money  instruments so set aside,  plus sums deposited on margin;  (ii) cash proceeds from existing  investments due in 30 days; and (iii) accrued profits held at the futures  commission  merchant.  The "underlying  commodity value"
of a future is computed by  multiplying  the size of the future by the daily  settlement  price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the  situation in which the Portfolio  purchases or sells a security,  no price is paid or received by the Portfolio  upon the purchase or sale of a futures  contract.  Instead,  the Portfolio is required to deposit in a  segregated  asset  account  an amount of cash or  qualifying  securities  (currently  U.S.  Treasury  bills), currently in a minimum  amount of $15,000.  This is called  "initial  margin." Such initial margin is in the nature of a  performance  bond or good  faith  deposit  on the  contract.  However,  since  losses on open  contracts  are required to be reflected in cash in the form of variation  margin  payments,  the Portfolio may be required to make additional  payments  during the term of a contract to its broker.  Such payments  would be required,  for example, where,  during the term of an interest  rate  futures  contract  purchased  by the  Portfolio,  there was a general increase in interest rates,  thereby making the Portfolio's  securities less valuable.  In all instances  involving the  purchase  of  financial  futures  contracts  by the  Portfolio,  an amount of cash  together  with such  other securities as permitted by applicable  regulatory  authorities  to be utilized for such purpose,  at least equal to the  market  value of the  future  contracts,  will be  deposited  in a  segregated  account  with the  Portfolio's custodian  to  collateralize  the  position.  At any time  prior  to the  expiration  of a  futures  contract,  the
Portfolio  may elect to close its  position by taking an opposite  position  which will  operate to  terminate  the
Portfolio's position in the futures contract.

         Because futures  contracts are generally  settled within a day from the date they are closed out, compared with a settlement  period of three  business  days for most types of  securities,  the futures  markets can provide superior liquidity to the securities  markets.  Nevertheless,  there is no assurance a liquid secondary market will exist for any particular  futures  contract at any particular  time. In addition,  futures  exchanges may establish daily price  fluctuation  limits for futures  contracts and may halt trading if a contract's  price moves upward or downward  more than the limit in a given  day.  On  volatile  trading  days  when the  price  fluctuation  limit is reached,  it would be impossible  for the  Portfolio to enter into new  positions or close out existing  positions.
If the secondary  market for a futures contract were not liquid because of price  fluctuation  limits or otherwise, the  Portfolio  would not promptly be able to liquidate  unfavorable  futures  positions and  potentially  could be required to continue to hold a futures  position  until the delivery date,  regardless of changes in its value.  As a result,  the Portfolio's  access to other assets held to cover its futures positions also could be impaired.  For an additional  discussion  of futures  contracts and certain risks  involved  therein,  see this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Portfolio may purchase put and call options on futures  contracts.  An option on a futures  contract  provides the holder with the right to enter into a "long" position in the underlying futures contract,  in the case of a call option, or a "short" position in the underlying  futures contract,  in the case of a put option,  at a fixed exercise price to a stated  expiration  date.  Upon exercise of the option by the holder, a contract market clearing house  establishes a corresponding  short position for the writer of the option, in the case of a call option,  or a  corresponding  long position,  in the case of a put option.  In the event that an option is  exercised,  the  parties  will be subject  to all the risks  associated  with the  trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures  contract  may be  terminated  by the  purchaser  or seller  prior to expiration by effecting a closing purchase or sale  transaction,  subject to the availability of a liquid secondary market,  which is the  purchase  or sale of an  option  of the same  series  (i.e.,  the same  exercise  price  and expiration  date) as the option  previously  purchased  or sold.  The  difference  between  the  premiums  paid and received represents the trader's profit or loss on the transaction.

         An option,  whether based on a futures  contract,  a stock index or a security,  becomes  worthless to the holder when it expires.  Upon  exercise of an option,  the  exchange or  contract  market  clearing  house  assigns exercise  notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm  receiving  such notices then assigns them on a random basis to those of its  customers  which have written  options of the same series and  expiration  date. A writer  therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The  purchase of a call  option on a futures  contract  is similar in some  respects to the  purchase of a call option on an  individual  security.  See "Options on Foreign  Currencies"  below.  Depending on the pricing of the  option  compared  to  either  the price of the  futures  contract  upon  which it is based or the price of the underlying  instrument,  ownership  of the  option  may or may not be less  risky  than  ownership  of the  futures contract or the  underlying  instrument.  As with the  purchase of futures  contracts,  when the  Portfolio  is not fully  invested it could buy a call option on a futures  contract to hedge against a market  advance.  The purchase of a put option on a futures  contract is similar in some  respects to the  purchase of  protective  put options on portfolio  securities.  For  example,  the  Portfolio  would be able to buy a put option on a futures  contract  to hedge the  Portfolio  against  the risk of  falling  prices.  For an  additional  discussion  of options on futures contracts and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risks
Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio may buy and sell options on foreign  currencies for hedging purposes in a manner  similar to that in which  futures on foreign  currencies  would be utilized.  For example,  a decline in the U.S. dollar value of a foreign currency in which portfolio  securities are denominated  would reduce the U.S.  dollar  value of such  securities,  even if their value in the foreign  currency  remained  constant.  In order to protect  against  such  diminutions  in the value of portfolio  securities,  the  Portfolio  could buy put options on the foreign  currency.  If the value of the currency  declines,  the  Portfolio  would have the right to sell such currency for a fixed amount in U.S.  dollars and would thereby  offset,  in whole or in part, the adverse effect on the Portfolio  which  otherwise  would have  resulted.  Conversely,  when a rise is projected in the U.S.
dollar value of a currency in which  securities  to be acquired are  denominated,  thereby  increasing  the cost of such  securities,  the Portfolio  could buy call options  thereon.  The purchase of such options  could offset,  at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the
Securities and Exchange  Commission (the "SEC"),  as are other  securities  traded on such exchanges.  As a result, many of the  protections  provided  to  traders on  organized  exchanges  will be  available  with  respect to such transactions.  In  particular,  all  foreign  currency  option  positions  entered  into on a  national  securities exchange are cleared and  guaranteed by the Options  Clearing  Corporation  ("OCC"),  thereby  reducing the risk of counterparty  default.  Further, a liquid secondary market in options traded on a national  securities exchange may be more readily available than in the over-the-counter  market,  potentially  permitting the Portfolio to liquidate open  positions at a profit  prior to exercise or  expiration,  or to limit  losses in the event of adverse  market movements.

         The purchase and sale of  exchange-traded  foreign currency options,  however,  is subject to the risks of the  availability of a liquid  secondary  market  described  above,  as well as the risks regarding  adverse market movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities,  and the effects of other political and economic  events.  In addition,  exchange-traded options on foreign  currencies  involve certain risks not presented by the  over-the-counter  market.  For example, exercise and settlement of such options must be made  exclusively  through the OCC, which has  established  banking relationships in applicable  foreign  countries for this purpose.  As a result,  the OCC may, if it determines that foreign  governmental  restrictions  or taxes would  prevent  the orderly  settlement  of foreign  currency  option exercises,  or would result in undue  burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise and settlement,  such as technical changes in the mechanics of delivery of currency,  the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk  Factors of  Investing  in Futures  and  Options.  The  successful  use of the  investment  practices described  above with  respect to futures  contracts,  options on  futures  contracts,  and  options on  securities indices,  securities,  and foreign  currencies  draws upon skills and  experience  which are  different  from those needed to select the other  instruments in which the Portfolio  invests.  Should  interest or exchange rates or the prices of securities or financial indices move in an unexpected  manner,  the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse  position than if such  strategies had not been used.  Unlike  many  exchange-traded  futures  contracts  and options on futures  contracts,  there are no daily  price  fluctuation  limits  with  respect  to options  on  currencies  and  negotiated  or  over-the-counter instruments,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
In addition,  the correlation  between  movements in the price of the securities and currencies  hedged or used for cover will not be perfect and could produce unanticipated losses.

         The  Portfolio's  ability to dispose of its  positions  in the  foregoing  instruments  will depend on the availability  of liquid markets in the  instruments.  Markets in a number of the instruments are relatively new and still  developing  and it is  impossible  to  predict  the  amount  of  trading  interest  that may  exist in those instruments  in the future.  Particular  risks exist with respect to the use of each of the  foregoing  instruments and could result in such adverse  consequences  to the  Portfolio as the possible  loss of the entire  premium paid for an option bought by the  Portfolio and the possible need to defer closing out positions in certain  instruments to avoid adverse tax  consequences.  As a result,  no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition,  options on U.S.  Government  securities,  futures  contracts,  options on futures contracts, forward  contracts and options on foreign  currencies may be traded on foreign  exchanges and  over-the-counter  in foreign  countries.  Such transactions are subject to the risk of governmental  actions affecting trading in or the prices of foreign  currencies or securities.  The value of such  positions also could be affected  adversely by (i)
other complex foreign  political and economic factors,  (ii) lesser  availability than in the United States of data on which to make trading decisions,  (iii) delays in the Portfolio's  ability to act upon economic events occurring in foreign markets during  nonbusiness  hours in the United States,  (iv) the imposition of different  exercise and settlement  terms and procedures and margin  requirements  than in the United States,  and (v) low trading  volume.
For an  additional  discussion of certain risks  involved in investing in futures and options,  see this  Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Investments  in foreign  countries  involve  certain  risks which are not  typically associated  with U.S.  investments.  For a discussion  of certain  risks  involved in foreign  investing,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts  for  Purchase or Sale of Foreign  Currencies.  The  Portfolio  generally  conducts its foreign  currency  exchange  transactions  on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign exchange currency market.  When the Portfolio purchases or sells a security  denominated in a foreign currency,  it may enter into a forward  foreign  currency  contract  ("forward  contract")  for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign currency involved in the underlying  security  transaction.  A forward contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number  of days  from  the date of the  contract  agreed  upon by the  parties,  at a price  set at the time of the contract.  The  Portfolio  generally  will not enter into forward  contracts  with a term greater than one year. In this manner,  the Portfolio may obtain  protection  against a possible loss resulting from an adverse change in the relationship  between the U.S.  dollar and the foreign  currency during the period between the date the security is purchased or sold and the date upon which  payment is made or received.  Although such  contracts  tend to minimize the risk of loss due to the  decline in the value of the hedged  currency,  at the same time they tend to limit any potential  gain which might result should the value of such  currency  increase.  The Portfolio  will not speculate in forward contracts.

         Forward  contracts  are  traded in the  interbank  market  conducted  directly  between  currency  traders
(usually large  commercial  banks) and their customers.  Generally a forward  contract has no deposit  requirement, and no  commissions  are charged at any stage for trades.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit  based on the  difference  between the prices at which they buy and sell various  currencies.  When the Sub-advisor  believes that the currency of a particular foreign country may suffer a substantial  decline against the U.S. dollar (or sometimes against another currency),  the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency amount,  foreign currency  approximating the value of some or all of the Portfolio's  securities  denominated in that currency. In addition,  the Portfolio may engage in  "proxy-hedging,"  i.e.,  entering into forward  contracts to sell a different  foreign currency than the one in which the underlying  investments are denominated  with the expectation  that the value of the hedged currency will correlate  with the value of the  underlying  currency.  The  Portfolio  will not enter into  forward  contracts or maintain a net exposure to such contracts  where the  fulfillment  of the contracts  would require the Portfolio to deliver an amount of foreign  currency or a proxy  currency in excess of the value of its  portfolio  securities or other assets  denominated  in the currency  being hedged.  Forward  contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the  consummation  of a forward  contract for  delivery by the  Portfolio  of a foreign  currency,  the
Portfolio may either make delivery of the foreign  currency or terminate its contractual  obligation to deliver the foreign  currency by purchasing an offsetting  contract  obligating it to purchase,  at the same maturity date, the same amount of the foreign  currency.  If the Portfolio  chooses to make delivery of the foreign  currency,  it may be required to obtain such  currency  through the sale of  portfolio  securities  denominated  in such  currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward  contracts by the Portfolio will be limited to the  transactions  described  above. Of
course,   the   Portfolio  is  not  required  to  enter  into  such   transactions   with  regard  to  its  foreign
currency-denominated  securities and will not do so unless deemed  appropriate by the  Sub-advisor.  It also should be realized that this method of protecting the value of the Portfolio's  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be  achieved at some future  point in time.  Additionally,  although  such  contracts tend to  minimize  the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit  any  potential  gain  which  might  result  should  the  value  of such  currency  increase.  For an additional  discussion  of forward  foreign  currency  contracts  and  certain  risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  That Are Not Readily  Marketable.  The  Portfolio may invest up to 15% of the value of its net assets,  measured at the time of investment,  in investments that are not readily marketable.  As security which is not "readily  marketable" is generally  considered to be a security that cannot be disposed of within seven days in the ordinary  course of business at  approximately  the amount at which it is valued.  The  Portfolio may invest in restricted  securities,  subject  to the  foregoing  15%  limitation.  "Restricted"  securities  generally  include securities  that are not  registered  under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual  restrictions  upon resale.  Restricted  securities  nevertheless  may be "readily  marketable" and can often be sold in privately negotiated transactions or in a registered public offering.

         The  Portfolio  may not be able to dispose  of a security  that is not  "readily  marketable"  at the time desired or at a reasonable  price.  In addition,  in order to resell such a security,  the Portfolio  might have to bear the expense and incur the delays associated with effecting  registration.  In purchasing such securities,  the
Portfolio does not intend to engage in  underwriting  activities,  except to the extent the Portfolio may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

         Rule  144A  Securities.  In  recent  years,  a  large  institutional  market  has  developed  for  certain securities  that are not registered  under the 1933 Act.  Institutional  investors  generally will not seek to sell these  instruments to the general  public,  but instead will often depend on an efficient  institutional  market in which  such  unregistered  securities  can  readily  be  resold or on an  issuer's  ability  to honor a demand  for repayment.  Therefore,  the fact that there are  contractual or legal  restrictions on resale to the general public or certain institutions is not dispositive of the liquidity or such investments.

         Rule 144A  under the 1933 Act,  establishes  a "safe  harbor"  from the  registration  of the 1933 Act for resales  of  certain  securities  to  qualified  institutional  buyers.  The  Portfolio  may  invest  in Rule  144A securities  that  may  or  may  not  be  readily  marketable.  Rule  144A  securities  are  readily  marketable  if institutional  markets for the  securities  develop  pursuant to Rule 144A that provide both readily  ascertainable values for the  securities  and the ability to liquidate the securities  when  liquidation  is deemed  necessary or advisable.  However,  an  insufficient  number of qualified  institutional  buyers  interested in purchasing a Rule
144A  security  held by the  Portfolio  could  affect  adversely  the  marketability  of the  security.  In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         Lower-Rated  or Unrated  Fixed-Income  Securities.  The  Portfolio may invest up to 5% of its total assets in fixed-income  securities  which are unrated or are rated below  investment  grade either at the time of purchase or as a result of reduction in rating after purchase.  (This  limitation  does not apply to convertible  securities and preferred  stocks.)  Investments in lower-rated  or unrated  securities are generally  considered to be of high risk.  These debt  securities,  commonly  referred to as junk bonds,  are  generally  subject to two kinds of risk, credit risk and market  risk.  Credit  risk  relates to the  ability of the issuer to meet  interest  or  principal payments,  or both, as they come due. The ratings given a security by Moody's Investors Service,  Inc.  ("Moody's")
and  Standard & Poor's  ("S&P")  provide a generally  useful  guide as to such credit risk.  For a  description  of securities  ratings,  see the  Appendix  to this  Statement.  The lower the  rating  given a  security  by a rating service,  the  greater  the credit  risk such  rating  service  perceives  to exist with  respect to the  security.
Increasing the amount of the Portfolio's  assets invested in unrated or lower grade  securities,  while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt  securities in which the Portfolio  invests generally  will be affected by changes in the level of interest  rates.  An increase in interest rates will tend to reduce the market  values of such  securities,  whereas a decline in  interest  rates will tend to  increase  their values.  Medium and lower-rated  securities (Baa or BBB and lower) and non-rated  securities of comparable  quality tend to be subject to wider  fluctuations  in yields and market  values than higher rated  securities  and may have speculative  characteristics.  In order to decrease the risk in investing in debt securities,  in no event will the
Portfolio  ever  invest in a debt  security  rated  below B by  Moody's or by S&P.  Of  course,  relying in part on ratings  assigned by credit  agencies in making  investments  will not protect the Portfolio from the risk that the securities in which they invest will decline in value,  since credit  ratings  represent  evaluations of the safety of principal,  dividend,  and interest  payments on debt securities,  and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated  securities involves greater credit risk,  achievement of the
Portfolio's  investment  objective may be more dependent on the  Sub-advisor's own credit analysis than is the case for funds that do not invest in such  securities.  In  addition,  the share  price and yield of the  Portfolio  may fluctuate  more than in the case of funds  investing  in higher  quality,  shorter  term  securities.  Moreover,  a significant  economic downturn or major increase in interest rates may result in issuers of lower-rated  securities experiencing  increased  financial  stress,  which would adversely affect their ability to service their principal, dividend,  and interest  obligations,  meet projected  business goals,  and obtain  additional  financing.  In this regard,  it should be noted that while the market for high yield debt  securities  has been in  existence  for many years and from time to time has  experienced  economic  downturns  in recent  years,  this  market  has  involved a significant  increase in the use of high yield debt securities to fund highly leveraged corporate  acquisitions and restructurings.  Past experience may not,  therefore,  provide an accurate  indication of future performance of the high yield debt  securities  market,  particularly  during  periods of economic  recession.  Furthermore,  expenses incurred in  recovering  an  investment in a defaulted  security may  adversely  affect the  Portfolio's  net asset value.  Finally,  while the  Sub-advisor  attempts  to limit  purchases  of medium and  lower-rated  securities  to securities  having an established  secondary  market,  the secondary  market for such securities may be less liquid than the market for higher quality  securities.  The reduced  liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value,  particular  securities at certain times,  thereby  making it difficult to make specific  valuation  determinations.  The Portfolio does not invest in any medium and  lower-rated  securities  which  present  special tax  consequences,  such as  zero-coupon  bonds or pay-in-kind  bonds.  For an additional  discussion of certain risks  involved in lower-rated  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor  seeks to reduce the overall risks  associated with the  Portfolio's  investments  through diversification  and  consideration  of  factors  affecting  the value of  securities  it  considers  relevant.  No assurance can be given,  however,  regarding the degree of success that will be achieved in this regard or that the
Portfolio will achieve its investment objective.

         Convertible  Securities.  The Portfolio may buy securities  convertible into common stock if, for example, the  Sub-advisor  believes that a company's  convertible  securities  are  undervalued  in the market.  Convertible securities  eligible for purchase  include  convertible  bonds,  convertible  preferred  stocks,  and  warrants.  A warrant is an  instrument  issued by a  corporation  which  gives the holder the right to  subscribe  to a specific amount  of the  corporation's  capital  stock at a set  price  for a  specified  period  of time.  Warrants  do not represent  ownership of the  securities,  but only the right to buy the  securities.  The prices of warrants do not necessarily move parallel to the prices of underlying  securities.  Warrants may be considered  speculative in that they have no voting  rights,  pay no  dividends,  and have no rights  with  respect to the assets of a  corporation issuing  them.  Warrant  positions  will not be used to  increase  the  leverage  of the  Portfolio;  consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

         Temporary  Defensive  Investments.  Up to 100% of the assets of the Portfolio may be invested  temporarily in U.S.  government  obligations,  commercial  paper,  bank  obligations,  repurchase  agreements,  negotiable U.S.
dollar-denominated  obligations of domestic and foreign branches of U.S. depository institutions,  U.S. branches of foreign depository  institutions,  and foreign depository institutions,  in cash, or in other cash equivalents,  if the  Sub-advisor  determines it to be  appropriate  for purposes of enhancing  liquidity or  preserving  capital in light of prevailing market or economic  conditions.  U.S. government  obligations include Treasury bills, notes and bonds,  and issues of United States  agencies,  authorities and  instrumentalities.  Some  government  obligations, such as Government National Mortgage  Association  pass-through  certificates,  are supported by the full faith and credit of the United States  Treasury.  Other  obligations,  such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States  Treasury;  and others,  such as bonds issued by Federal National Mortgage Association (a private  corporation),  are supported only by the credit of the agency, authority or  instrumentality.  The Portfolio also may invest in obligations  issued by the International  Bank for
Reconstruction  and Development (IBRD or "World Bank").  For more information on  mortgage-backed  securities,  see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Founders Passport Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of the market  value of its net assets in  securities  which are not readily marketable, including repurchase agreements maturing in over seven days;

         2.       Purchase securities of other investment companies except in compliance with the 1940 Act;

         3.       Invest in companies for the purpose of exercising control or management.

         4.       Purchase any  securities on margin except to obtain such  short-term  credits as may be necessary for the  clearance of  transactions  (and  provided  that margin  payments and other  deposits in  connection  with transactions in options,  futures and forward contracts shall not be deemed to constitute  purchasing securities on margin); or

         5.       Sell securities short.

         In addition,  in periods of uncertain  market and economic  conditions,  as determined by the Sub-advisor, the Portfolio  may depart from its basic  investment  objective and assume a defensive  position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a  percentage  restriction  is adhered to at the time of  investment,  a later  increase or decrease in percentage  beyond the specified  limit that results from a change in values or net assets will not be considered a violation.

AST Scudder Japan Portfolio:

Investment Objective:  The Portfolio's  investment objective is long-term capital  appreciation,  which it seeks to achieve by investing  primarily  in the equity  securities  (including  American  Depositary  Receipts) of Japanese companies, as described below.

Investment Policies:

         Under normal conditions,  the Portfolio will invest at least 80% of its net assets in Japanese  securities
-- that is,  securities  issued by entities  that are  organized  under the laws of Japan  ("Japanese  companies"), securities  of  affiliates  of Japanese  companies,  wherever  organized or traded,  and  securities of issuers not organized  under the laws of Japan  but  deriving  50% or more of their  revenues  from  Japan.  In so  doing,  the
Portfolio's  investments  in  Japanese  securities  will be  primarily  in  common  stocks of  Japanese  companies.
However,  the Portfolio may also invest in other equity  securities issued by Japanese  entities,  such as warrants and  convertible  debentures,  and in debt  securities,  such as those of the Japanese  government  and of Japanese companies,  when the Portfolio's  Sub-advisor  believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

         The  Portfolio  may  invest up to 20% of its total  assets in cash or in  short-term  government  or other short-term prime  obligations in order to have funds readily available for general  corporate  purposes,  including the payment of  operating  expenses,  dividends  and  redemptions,  or for the  investment  in  securities  through exercise  of rights or  otherwise,  or in  repurchase  agreements  in order to earn  income for periods as short as overnight.  When the Sub-advisor  determines that market or economic conditions so warrant,  the Portfolio may, for temporary  defensive  purposes,  invest  more  than 20% of its  total  assets  in cash and  cash  equivalents.  For instance,  there may be periods when changes in market or other economic  conditions,  or in political  conditions, will make  advisable  a  reduction  in  equity  positions  and  increased  commitments  in cash or  corporate  debt securities,  whether or not Japanese,  or in the  obligations of the government of the United States or of Japan or of other governments.

         The  Portfolio  purchases  and holds  securities  that the  Sub-advisor  believes  have the  potential for long-term  capital  appreciation;  investment  income is a secondary  consideration  in the  selection of portfolio securities.

         The Portfolio may invest up to 30% of its net assets in the equity  securities of Japanese  companies that are  traded in an  over-the-counter  market  rather  than  listed on a  securities  exchange.  These are  generally securities  of  relatively  small or  little-known  companies  that the  Sub-advisor  believes  have  above-average earnings growth  potential.  Securities that are traded  over-the-counter  may not be traded in the volumes typical on a national  securities  exchange.  Consequently,  in order to sell this type of holding,  the Portfolio may need to  discount  the  securities  from recent  prices or dispose of the  securities  over a long  period of time.  The prices of this type of security may be more  volatile than those of larger  companies,  which are often traded on a national securities exchange.

         Foreign  Currencies.  Although the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis.  It will do so from time to time,  and  investors  should be aware of the  costs of  currency  conversion.  Although  foreign  exchange dealers do not  charge a fee for  conversion,  they do  realize a profit  based on the  difference  (the  "spread")
between  the prices at which they are buying and selling  various  currencies.  Thus,  a dealer may offer to sell a foreign  currency to the  Portfolio  at one rate,  while  offering a lesser rate of exchange  should the  Portfolio desire  to resell  that  currency  to the  dealer.  The  Portfolio  will  conduct  its  foreign  currency  exchange transactions  either on a spot (i.e.,  cash)  basis,  or through  entering  into  forward or futures  contracts  to purchase or sell foreign currencies.

         Depositary  Receipts.  The Portfolio may invest  indirectly  in  securities  of emerging  country  issuers through sponsored or unsponsored  American  Depositary  Receipts  ("ADRs"),  Global Depositary  Receipts  ("GDRs"),
International  Depositary  Receipts  ("IDRs") and other types of Depositary  Receipts  (which,  together with ADRs,
GDRs and IDRs are hereinafter  referred to as "Depositary  Receipts").  Depositary  Receipts may not necessarily be denominated  in the  same  currency  as the  underlying  securities  into  which  they may be  converted.  ADRs are
Depositary  Receipts  typically  issued by a United  States  bank or trust  company  which  evidence  ownership  of underlying  securities  issued by a foreign  corporation.  GDRs,  IDRs and other types of  Depositary  Receipts are typically  issued by foreign banks or trust  companies,  although they also may be issued by United States banks or trust  companies,  and evidence  ownership of underlying  securities  issued by either a foreign or a United States corporation.  Generally,  Depositary  Receipts  in  registered  form  are  designed  for use in the  United  States securities  markets and Depositary  Receipts in bearer form are designed for use in securities  markets outside the
United States.  For purposes of the Portfolio's  investment  policies,  the  Portfolio's  investments in ADRs, GDRs and  other  types  of  Depositary  Receipts  will  be  deemed  to be  investments  in  the  underlying  securities.
Depositary  Receipts other than those  denominated  in U.S.  dollars will be subject to foreign  currency  exchange rate  risk.  Certain  Depositary  Receipts  may  not be  listed  on an  exchange  and  therefore  may  be  illiquid securities.  For additional  information on Depositary  Receipts,  see the Trust's  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Debt  Securities.  When the  Sub-advisor  believes that it is appropriate to do so in order to achieve the
Portfolio's  objective of long-term capital growth,  the Portfolio may invest up to 20% of its total assets in debt securities of both foreign and domestic  issuers.  Portfolio  debt  investments  will be selected for their capital appreciation  potential on the basis of, among other things,  yield, credit quality,  and the fundamental  outlooks for currency and interest  rate rends,  taking into account the ability to hedge a degree of currency or local bond price  risk.  The  Portfolio  may  purchase  bonds  rated Aaa,  Aa, A or Baa by  Moody's  Investors  Service,  Inc.
("Moody's")  or AAA,  AA, A or BBB by  Standard  & Poor's  Corporation  ("S&P")  or,  if  unrated,  judged to be of equivalent  quality as  determined by the  Sub-Advisor.  Should the rating of a portfolio  security be  downgraded, the  Sub-advisor  will  determine  whether it is in the best interest of the Portfolio to retain or dispose of such security.  Additional  information  about debt  securities  and their risks is included in this  Statement  and the
Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods."  See Appendix B to this  Statement of
Additional  Information for a more complete description of the ratings assigned by ratings  organizations and their respective characteristics.

         Convertible  Securities.  The Portfolio may invest in convertible  securities.  Investments in convertible securities  can  provide  income  through  interest  and  dividend  payments  and/or  an  opportunity  for  capital appreciation by virtue of their conversion or exchange features.

         The  convertible  securities  in which the  Portfolio may invest may be converted or exchanged at a stated
or  determinable  exchange  ratio into  underlying  shares of common stock.  The exchange  ratio for any particular convertible  security  may be  adjusted  from  time  to time  due to  stock  splits,  dividends,  spin-offs,  other corporate  distributions,  or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred  stocks,  until  converted,  have  general  characteristics  similar to both debt and equity  securities.
Although to a lesser extent than with debt securities generally,  the market value of convertible  securities tends to decline as interest rates increase and,  conversely,  tends to increase as interest rates decline.  In addition, because of the conversion or exchange  feature,  the market value of convertible  securities  typically  changes as the market value of the underlying  common stocks changes,  and,  therefore,  also tends to follow movements in the general market for equity  securities.  A unique  feature of convertible  securities is that as the market price of the underlying  common stock declines,  convertible  securities tend to trade  increasingly on a yield basis and so may not experience  market value declines to the same extent as the  underlying  common stock.  While no securities investments are without risk,  investments in convertible  securities  generally  entail less risk than investments in common stock of the same issuer.

         As fixed income  securities,  convertible  securities are investments  that provide for a stream of income
(or in the case of zero coupon  securities,  accretion of income) with generally  higher yields than common stocks.
Of course,  like all fixed income  securities,  there can be no assurance of income or principal  payments  because the issuers of the  convertible  securities  may default on their  obligations.  Convertible  securities  generally offer lower yields than  non-convertible  securities  of similar  quality  because of their  conversion or exchange features.

         Convertible  securities  may be issued as fixed  income  obligations  that pay  current  income or as zero coupon notes and bonds,  including Liquid Yield Option Notes ("LYONs").  Additional  information  about convertible securities,  including  convertible  zero-coupon  securities,  in  included  in  this  Statement  and  the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  The Portfolio may purchase  securities of other investment  companies to the extent  consistent  with its investment  objective and policies and subject to the limitations of the 1940 Act.
The Portfolio will indirectly bear its  proportionate  share of any management fees and other expenses paid by such other investment companies.

         For  example,  the  Portfolio  may invest in a variety  of  investment  companies  which seek to track the composition and performance of specific indices or a specific portion of an index.  These  index-based  investments hold  substantially  all of their assets in securities  representing  their specific index.  Accordingly,  the main risk of  investing  in  index-based  investments  is the same as  investing  in a  portfolio  of equity  securities comprising  the index.  The market  prices of  index-based  investments  will  fluctuate  in  accordance  with both changes  in the  market  value of their  underlying  portfolio  securities  and due to supply  and  demand  for the instruments  on the  exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based  investments may not replicate  exactly the performance of their specified index because of transaction costs and because of the temporary  unavailability of certain component  securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs,  an  acronym  for  "Standard  &  Poor's  Depositary  Receipts,"  are  based on the S&P 500
Composite  Stock Price  Index.  They are issued by the SPDR Trust,  a unit  investment  trust that holds  shares of substantially  all the companies in the S&P 500 in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap  SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap  SPDR
Trust, a unit investment trust that holds a portfolio of securities  consisting of substantially  all of the common stocks in the S&P  MidCap  400 Index in  substantially  the same  weighting  and seeks to  closely  track the price performance and dividend yield of the Index.

         Select Sector  SPDRs(R):  Select Sector SPDRs are based on a particular  sector or group of industries  that are  represented  by a specified  Select  Sector Index within the  Standard & Poor's  Composite  Stock Price Index.
They are issued by The Select Sector SPDR Trust,  an open-end  management  investment  company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS  are  based  on the Dow  Jones  Industrial  Average(SM).  They are  issued  by the
DIAMONDS  Trust,  a unit  investment  trust that holds a portfolio of all the  component  common  stocks of the Dow
Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares  are  based  on the  Nasdaq  100  Index.  They are  issued  by the
Nasdaq-100  Trust,  a unit  investment  trust  that  holds  a  portfolio  consisting  of  substantially  all of the securities,  in  substantially  the same weighting,  as the component  stocks of the Nasdaq-100  Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark Shares," are based on 17  country-specific  Morgan
Stanley  Capital  International  Indexes.  They are issued by the WEBs Index Fund,  Inc.,  an  open-end  management investment  company that seeks to generally  correspond  to the price and yield  performance  of a specific  Morgan
Stanley Capital International Index.

         Strategic  Transactions  and  Derivatives.  The  Portfolio  may, but is not required to,  utilize  various other  investment  strategies as described  below for a variety of purposes,  such as hedging various market risks, managing the  effective  maturity or duration of the  fixed-income  securities  in the  Portfolio's  portfolio,  or enhancing  potential  gain.  These  strategies  may be  executed  through  the use of  derivative  contracts.  Such strategies  are generally  accepted as a part of modern  portfolio  management  and are regularly  utilized by many mutual funds and other institutional investors.

         In  the  course  of  pursuing  these   investment   strategies,   the  Portfolio  may  purchase  and  sell
exchange-listed  and  over-the-counter  put and call options on  securities,  equity and  fixed-income  indices and other instruments,  purchase and sell futures contracts and options thereon,  enter into various  transactions such as swaps,  caps,  floors,  collars,  currency forward  contracts,  currency futures  contracts,  currency swaps, or options on currencies or currency  futures and various other  currency  transactions  (collectively,  all the above are called  "Strategic  Transactions").  In  addition,  Strategic  Transactions  may also  include new  techniques, investments  or strategies  that are permitted as regulatory  changes  occur.  Strategic  Transactions  may be used without limit to attempt to protect  against  possible  changes in the market value of securities  held in or to be purchased for the Portfolio  resulting from securities markets or currency exchange rate  fluctuations,  to protect the  Portfolio's  unrealized  gains in the  value  of its  portfolio  securities,  to  facilitate  the sale of such securities for investment  purposes,  to manage the effective  maturity or duration of the fixed-income  securities in the Portfolio,  or to establish a position in the derivatives  markets as a substitute for purchasing or selling particular  securities.  Some Strategic  Transactions may also be used to enhance potential gain,  although no more than 5% of the Portfolio's assets will be committed to Strategic  Transactions  entered into to enhance gain rather than for the purposes set forth in the preceding  sentence.  Any or all of these investment  techniques may be used at any time and in any  combination,  and there is no  particular  strategy  that dictates the use of one technique rather than another,  as use of any Strategic  Transaction  is a function of numerous  variables  including  market conditions.  The ability of the Portfolio to utilize these Strategic  Transactions  successfully will depend on the
Sub-advisor's  ability to predict  pertinent  market  movements,  which cannot be assured.  Strategic  Transactions will not be used to alter  the  fundamental  investment  purposes  and  characteristics  of the  Portfolio  and the
Portfolio  will  segregate  assets  (or as  provided  by  applicable  regulations,  enter into  certain  offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

         Strategic  Transactions,  including  derivative  contracts,  have risks  associated  with them,  including possible default by the other party to the transaction,  illiquidity and, to the extent the  Sub-advisor's  view as to certain  market  movements is incorrect,  the risk that the use of such Strategic  Transactions  could result in losses greater than if they had not been used.  For instance,  the use of currency  transactions  can result in the
Portfolio  incurring  losses as a result of a number of factors  including  the  imposition  of exchange  controls, suspension  of  settlements,  or the  inability  to deliver or receive a specified  currency.  The daily  variation margin  requirements  for futures  contracts  would create a greater  ongoing  potential  financial risk than would purchases  of options,  where the exposure is limited to the cost of the initial  premium.  Losses  resulting  from the use of  Strategic  Transactions  would  reduce net asset value,  and  possibly  income,  and such losses can be greater than if the Strategic Transactions had not been utilized.

                  General  Characteristics  of  Options.  Put  options  and call  options  typically  have  similar structural  characteristics  and operational  mechanics  regardless of the underlying  instrument on which they are purchased or sold.  Thus,  the following  general  discussion  relates to each of the  particular  types of options
discussed  in  greater  detail  below.  In  addition,   many  Strategic   Transactions  involving  options  require
segregation  of  Portfolio  assets in special  accounts,  as  described  below under "Use of  Segregated  and Other
Special Accounts."

         The  Portfolio is authorized to purchase and sell exchange  listed  options and  over-the-counter  options
("OTC  options").  Exchange  listed  options are issued by a regulated  intermediary  such as the Options  Clearing
Corporation  ("OCC"),  which  guarantees  the  performance of the  obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain  exceptions,  OCC issued and exchange listed options generally settle by physical delivery of the underlying  security or currency,  although in the future cash settlement may become  available.  Index options and  Eurodollar  instruments  are cash  settled for the net amount,  if any, by which the option is  "in-the-money"
(i.e.,  where the value of the underlying  instrument  exceeds,  in the case of a call option,  or is less than, in the case of a put  option,  the  exercise  price of the  option) at the time the option is  exercised.  Frequently, rather than taking or making  delivery of the underlying  instrument  through the process of exercising the option, listed  options  are  closed by  entering  into  offsetting  purchase  or sale  transactions  that do not result in ownership of the new option.

         The  Portfolio's  ability to close out its position as a purchaser or seller of an OCC or exchange  listed put or call option is  dependent,  in part,  upon the  liquidity  of the option  market.  If one or more  exchanges decide to  discontinue  the trading of options (or a particular  class or series of options),  the relevant  market for that  option on that  exchange  would  cease to exist,  although  outstanding  options on that  exchange  would generally continue to be exercisable in accordance with their terms.

         OTC options are purchased  from or sold to securities  dealers,  financial  institutions  or other parties
("Counterparties")  through  direct  bilateral  agreement  with the  Counterparty.  In contrast to exchange  listed options,  which  generally  have  standardized  terms and  performance  mechanics,  all the terms of an OTC option, including such terms as method of settlement,  term, exercise price, premium,  guarantees and security,  are set by negotiation of the parties.  The Portfolio  will only sell OTC options  (other than OTC currency  options) that are subject to a buy-back  provision  permitting the Portfolio to require the  Counterparty  to sell the option back to the  Portfolio at a  formula-based  price  within seven days.  The  Portfolio  expects  generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties  provide for it,  there is no central  clearing or guaranty  function in an OTC option.
As a result,  if the  Counterparty  fails to make or take  delivery of the security,  currency or other  instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash  settlement  payment due in accordance  with the terms of that option,  the  Portfolio  will lose any premium it paid for the option as well as any anticipated  benefit of the  transaction.  Accordingly,  the Sub-advisor  must assess the  creditworthiness  of each such  Counterparty  or any  guarantor or credit  enhancement  of the  Counterparty's  credit to determine  the likelihood  that  the  terms  of the OTC  option  will be  satisfied.  The  Portfolio  will  engage  in OTC  option transactions only with U.S.  Government  securities  dealers  recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers,  domestic or foreign banks or other financial  institutions that have received
(or the  guarantors  of the  obligation of which have  received) a short-term  credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized  statistical rating organization  ("NRSRO") or, in the case of OTC currency transactions, determined to be of equivalent credit quality by the Sub-advisor.

         The  Portfolio  may  purchase  and sell call  options on  securities  including  U.S.  Treasury and agency securities,  mortgage-backed  securities,  corporate debt  securities,  equity  securities  (including  convertible securities)  and  Eurodollar  instruments  that are traded on U.S.  and  foreign  securities  exchanges  and in the over-the-counter  markets,  and on securities  indices,  currencies  and futures  contracts.  All calls sold by the
Portfolio must be "covered"  (i.e.,  the Portfolio must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding.

         The  Portfolio  may  purchase  and sell put  options on  securities  including  U.S.  Treasury  and agency securities,  mortgage-backed  securities,  foreign  sovereign debt,  corporate debt securities,  equity  securities
(including  convertible  securities) and Eurodollar  instruments  (whether or not it holds the above  securities in its  portfolio),  and on securities  indices,  currencies  and futures  contracts  other than futures on individual corporate  debt and individual  equity  securities.  The Portfolio will not sell put options if, as a result,  more than 50% of the  Portfolio's  assets would be required to be segregated to cover its  potential  obligations  under such put options other than those with respect to futures and options thereon.

         Additional  information  about  options  and their risks is  included  in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

                  General  Characteristics  of Futures.  The Portfolio may enter into futures contracts or purchase or sell put and call options on such  futures as a hedge  against  anticipated  interest  rate,  currency or equity market  changes  (including  to protect  against  increases in those  markets by creating  current  exposure to the markets),  and for duration  management,  risk management purposes and return  enhancements.  Futures are generally bought and sold on the commodities exchanges where they are listed.

         The Portfolio's  use of futures and options thereon will be solely for bona fide hedging,  risk management
(including duration  management) or other portfolio management and return enhancement  purposes.  Initial margin in connection  with  maintaining a futures  contract or selling an option thereon  typically  ranges from 1% to 10% of the face amount of the contract (but may be higher in some  circumstances).  If the  Portfolio  exercises an option on a futures contract it will be obligated to post initial margin (and potential  subsequent  variation margin) for the resulting futures position just as it would for any position.

         The Portfolio will not enter into a futures  contract or related option (except for closing  transactions)
if,  immediately  thereafter,  the sum of the amount of its initial  margin and premiums on open futures  contracts and options  thereon would exceed 5% of the  Portfolio's  total assets (taken at current  value);  however,  in the case of an option that is  in-the-money  at the time of the purchase,  the  in-the-money  amount may be excluded in calculating  the 5%  limitation.  The  segregation  requirements  with  respect to futures  contracts  and  options thereon are described below.

         Additional  information  about  futures  contracts,  options  thereon  and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities  Indices and Other Financial  Indices.  The Portfolio also may purchase and sell call and put options on  securities  indices and other  financial  indices and in so doing can achieve many of the same  objectives  it would achieve  through the sale or purchase of options on  individual  securities or other instruments.  Additional  information  about  options on indices and their risks is included in this  Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Currency  Transactions.  The Portfolio may engage in currency  transactions with  Counterparties, primarily  in order to hedge,  or manage the risk of, the value of portfolio  holdings  denominated  in  particular currencies  against  fluctuations in relative value.  Currency  transactions  include forward  currency  contracts, exchange listed  currency  futures,  exchange listed and OTC options on currencies,  and currency swaps. A currency swap is an  agreement to exchange  cash flows based on the notional  difference  among two or more  currencies  and operates in a manner  similar to an interest  rate swap,  which is described  below.  The  Portfolio may enter into currency  transactions with  Counterparties that have received (or the guarantors of the obligations have received)
a credit rating of A-1 or P-1 by S&P or Moody's,  respectively,  or that have an equivalent  rating from a NRSRO or are determined to be of equivalent credit quality by the Sub-advisor.

         The Portfolio's  dealings in forward currency  contracts and other currency  transactions such as futures, options,  options on futures and swaps generally will be limited to hedging involving either specific  transactions or  portfolio  positions.  Transaction  hedging is entering  into a currency  transaction  with respect to specific assets or liabilities of the Portfolio,  which will generally  arise in connection with the purchase or sale of its portfolio  securities  or  the  receipt  of  income  therefrom.  Position  hedging  is  entering  into  a  currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The  Portfolio  generally  will not enter  into a  transaction  to hedge  currency  exposure  to an extent greater,  after  netting all  transactions  intended  wholly or partially to offset  other  transactions,  than the aggregate  market value (at the time of entering  into the  transaction)  of the  securities  held in its portfolio that are denominated or generally quoted in or currently  convertible  into such currency,  other than with respect to proxy hedging as described below.

         The Portfolio may also  cross-hedge  currencies by entering into  transactions  to purchase or sell one or more currencies  that are expected to decline in value relative to other  currencies to which the Portfolio has, or in which the Portfolio expects to have, portfolio exposure.

         To reduce  the effect of  currency  fluctuations  on the value of  existing  or  anticipated  holdings  of portfolio  securities,  the  Portfolio  may also engage in "proxy  hedging."  Proxy  hedging is often used when the currency to which the  Portfolio is exposed is difficult to hedge  generally or against the dollar.  Proxy  hedging entails  entering  into a commitment or option to sell a currency  whose changes in value are generally  considered to be correlated to a currency or currencies in which some or all of the  Portfolio's  portfolio  securities are or are expected to be denominated,  in exchange for U.S. dollars.  For example, if the Sub-advisor  considers that the
Austrian  schilling is  correlated to the German  deutschemark  (the  "D-mark"),  the  Portfolio  holds  securities denominated in  schillings,  and the  Sub-advisor  believes that the value of schillings  will decline  against the
U.S.  dollar,  the  Sub-advisor  may enter into a contract to sell D-marks and buy dollars.  Currency  transactions can  result in  losses to the  Portfolio  if the  currency  being  hedged  fluctuates  in value to a degree or in a direction  that is not  anticipated.  Further,  there  is the risk  that  the  perceived  linkage  between  various currencies may not be present or may not be present  during the  particular  time that the Portfolio is engaging in proxy hedging.  If the Portfolio  enters into a currency  hedging  transaction,  the Portfolio will comply with the asset segregation requirements described below.

         Additional  information about forward foreign currency  exchange  contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Risks of  Currency  Transactions.  Currency  transactions  are  subject to risks  different  from those  of  other  portfolio  transactions.  Because  currency  control  is  of  great  importance  to  the  issuing governments and influences  economic planning and policy,  purchases and sales of currency and related  instruments can be negatively affected by government exchange controls,  blockages,  and manipulations or exchange restrictions imposed  by  governments.  These can  result  in losses to the  Portfolio  if it is unable to  deliver  or  receive currency or funds in  settlement  of  obligations  and could also cause  hedges it has entered  into to be rendered useless,  resulting  in full  currency  exposure  as well as  incurring  transaction  costs.  Buyers and sellers of currency  futures are  subject to the same risks that apply to the use of futures  generally.  Further,  settlement of a currency  futures  contract  for the  purchase  of most  currencies  must occur at a bank based in the issuing nation.  Trading  options on  currency  futures is  relatively  new,  and the  ability to  establish  and close out positions on such options is subject to the  maintenance  of a liquid  market,  which may not always be  available.
Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

                  Combined  Transactions.  The Portfolio may enter into multiple  transactions,  including multiple options  transactions,  multiple futures transactions,  multiple currency transactions  (including forward currency contracts) and multiple interest rate transactions and any combination of futures,  options,  currency and interest rate transactions  ("component"  transactions),  instead of a single Strategic Transaction,  as part of a single or combined  strategy.  A combined  transaction  will usually contain elements of risk that are present in each of its component  transactions.  Although  combined  transactions  are normally  entered  into based on the  Sub-advisor's judgment  that the  combined  strategies  will  reduce  risk or  otherwise  more  effectively  achieve  the desired portfolio  management  goal,  it is  possible  that the  combination  will  instead  increase  such risks or hinder achievement of the portfolio management objective.

                  Swaps,  Caps, Floors and Collars.  Among the Strategic  Transactions that the Portfolio may enter into are  interest  rate,  currency,  index and other swaps and the  purchase or sale of related  caps,  floors and collars.  The  Portfolio  expects to enter into these  transactions  primarily  to preserve a return or spread on a particular  investment  or portion  of its  portfolio,  to protect  against  currency  fluctuations,  as a duration management  technique  or to protect  against an  increase in the price of  securities  the  Portfolio  anticipates purchasing  at a later  date.  The  Portfolio  will not sell  interest  rate caps or  floors  where it does not own securities or other  instruments  providing the income stream the Portfolio may be obligated to pay.  Interest rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments to pay or receive interest,  e.g., an exchange of floating  rate  payments for fixed rate payments with respect to a notional  amount of  principal.  A  currency  swap is an  agreement  to  exchange  cash  flows on a  notional  amount of two or more currencies  based on the  relative  value  differential  among them and an index swap is an  agreement to swap cash flows on a notional  amount  based on  changes  in the  values of the  reference  indices.  The  purchase  of a cap entitles the purchaser to receive  payments on a notional  principal  amount from the party selling such cap to the extent that a specified  index exceeds a  predetermined  interest rate or amount.  The purchase of a floor entitles the purchaser to receive  payments on a notional  principal  amount from the party selling such floor to the extent that a specified  index falls below a  predetermined  interest rate or amount.  A collar is a combination  of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis,  i.e., the two payment  streams are netted out in a cash  settlement on the payment date or dates  specified in the  instrument,  with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  Inasmuch as the  Portfolio  will  segregate assets (or enter into  offsetting  positions) to cover its obligations  under swaps,  the Sub-advisor and the Trust believe such obligations do not constitute  senior securities under the 1940 Act and,  accordingly,  will not treat them as being  subject to the  Portfolio's  borrowing  restrictions.  The  Portfolio  will not enter into any swap, cap, floor or collar  transaction  unless, at the time of entering into such transaction,  the unsecured  long-term debt of the Counterparty,  combined with any credit  enhancements,  is rated at least A by S&P or Moody's or has an equivalent  rating  from  another  NRSRO.  If  there is a  default  by the  Counterparty,  the  Portfolio  may have contractual  remedies  pursuant  to  the  agreements  related  to  the  transaction.  The  swap  market  has  grown substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents  utilizing  standardized  swap  documentation.  As a result,  the swap  market has become  relatively liquid.  Caps,  floors and collars are more recent  innovations for which  standardized  documentation  has not yet been fully developed and, accordingly, they are less liquid than swaps.

                  Eurodollar   Instruments.   The  Portfolio  may  make  investments  in  Eurodollar   instruments.
Eurodollar  instruments are U.S.  dollar-denominated  futures  contracts or options thereon which are linked to the
London  Interbank  Offered Rate ("LIBOR"),  although  foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for  borrowings.  The Portfolio might use Eurodollar  futures  contracts and options thereon to hedge  against  changes in LIBOR,  to which many interest  rate swaps and fixed income  instruments  are linked.

                  Risks of Strategic  Transactions  Outside the U.S.  When  conducted  outside the U.S.,  Strategic
Transactions  may not be regulated as rigorously as in the U.S.,  may not involve a clearing  mechanism and related guarantees,  and are subject to the risk of governmental  actions  affecting  trading in, or the prices of, foreign securities,  currencies and other  instruments.  The value of such  positions also could be adversely  affected by:
(i) other complex foreign  political,  legal and economic  factors,  (ii) lesser  availability  than in the U.S. of data on which to make  trading  decisions,  (iii) delays in the  Portfolio's  ability to act upon  economic  events occurring in foreign markets during  non-business  hours in the U.S., (iv) the imposition of different exercise and settlement  terms and  procedures  and  margin  requirements  than in the U.S.,  and (v) lower  trading  volume and liquidity.

                  Use of  Segregated  and Other  Special  Accounts.  Many  Strategic  Transactions,  in addition to other  requirements,  require that the Portfolio  segregate any liquid assets to the extent  Portfolio  obligations are not otherwise  "covered" through ownership of the underlying  security,  financial  instrument or currency.  In general,  either the full amount of any obligation by the Portfolio to pay or deliver  securities or assets must be covered at all times by the  securities,  instruments  or currency  required to be  delivered,  or,  subject to any regulatory  restrictions,  an amount of cash or other  liquid  assets at least equal to the  current  amount of the obligation.  The  segregated  assets cannot be sold or  transferred  unless  equivalent  assets are  substituted in their place or it is no longer  necessary to segregate  them.  For example,  a call option written by the Portfolio will require the Portfolio to hold the securities  subject to the call (or securities  convertible  into the needed securities without  additional  consideration) or to segregate any liquid assets sufficient to purchase and deliver the  securities  if the call is  exercised.  A call  option  sold by the  Portfolio  on an index will  require  the
Portfolio to own  securities  that  correlate  with the index or to segregate any liquid assets equal to the excess of the index value over the exercise  price on a current  basis.  A put option  written by the  Portfolio  requires the Portfolio to segregate any liquid assets equal to the exercise price.

         A currency  contract that  obligates the  Portfolio to buy or sell  currency  will  generally  require the
Portfolio  to hold an amount of that  currency  or liquid  securities  denominated  in that  currency  equal to the
Portfolio's obligation or to segregate liquid assets equal to the amount of the Portfolio's obligation.

         OTC  options  entered  into  by  the  Portfolio,  including  those  on  securities,   currency,  financial
instruments  or  indices,  and OCC issued and  exchange  listed  index  options  will  generally  provide  for cash settlement.  As a result,  when the Portfolio  sells these  instruments  it will only segregate an amount of assets equal to its accrued net  obligations,  as there is no requirement  for payment or delivery of amounts in excess of the net amount.  These  amounts will equal 100% of the exercise  price in the case of a non  cash-settled  put, the same as an OCC  guaranteed  listed  option sold by the  Portfolio,  or the  in-the-money  amount plus any sell-back formula amount in the case of a cash-settled  put or call. In addition,  when the Portfolio  sells a call option on an index at a time when the  in-the-money  amount exceeds the exercise price,  the Portfolio will segregate,  until the  option  expires or is closed  out,  cash or cash  equivalents  equal in value to such  excess.  OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical  delivery,  and the  Portfolio  will  segregate  an amount of assets  equal to the full value of the option.  OTC options  settling with  physical  delivery or with an election of either  physical  delivery or cash  settlement  will be treated the same as other options settling with physical delivery.

         In the case of a futures  contract or an option  thereon,  the Portfolio  must deposit  initial margin and possible daily  variation  margin in addition to segregating  assets  sufficient to meet its obligation to purchase or provide  securities  or  currencies,  or to pay the amount  owed at the  expiration  of an  index-based  futures contract.  Such  assets  may  consist  of  cash,  cash  equivalents,  liquid  debt or  equity  securities  or other acceptable assets.

         With  respect  to  swaps,  the  Portfolio  will  accrue  the net  amount  of the  excess,  if any,  of its obligations  over its  entitlements  with  respect to each swap on a daily  basis and will  segregate  an amount of cash or other  liquid  assets  having a value  equal to the  accrued  excess.  Caps,  floors  and  collars  require segregation of assets with a value equal to the Portfolio's net obligation, if any.

         Strategic  Transactions  may be  covered  by  other  means  when  consistent  with  applicable  regulatory policies.  The Portfolio may also enter into offsetting  transactions so that its combined  position,  coupled with any segregated assets,  equals its net outstanding  obligation in related options and Strategic  Transactions.  For example,  the Portfolio  could  purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  Moreover,  instead of segregating  assets if the Portfolio held a futures or forward  contract,  it could purchase a put option on the same futures or forward contract with a strike  price as high or higher than the price of the  contract  held.  Other  Strategic  Transactions  may also be offset in combinations.  If the offsetting  transaction  terminates at the time of or after the primary transaction no  segregation  is required,  but if it terminates  prior to such time,  assets equal to any remaining  obligation would need to be segregated.

         The  Portfolio's  activities  involving  Strategic  Transactions  may be  limited by the  requirements  of
Subchapter M of the Internal  Revenue Code of 1986 for  qualification as a regulated  investment  company (see this
Statement under "Tax Matters").

Japan and the Japanese Economy*

*  WHERE FIGURES IN TABLES UNDER THIS CAPTION HAVE BEEN ROUNDED OFF, THE TOTALS MAY NOT NECESSARILY AGREE WITH
THE SUM OF THE FIGURES.

         Because of distance,  as well as differences in language,  history, and culture,  Japan remains relatively unfamiliar to many  investors.  The  archipelago of Japan stretches for 1300 miles in the western Pacific Ocean and comprises an area of  approximately  146,000  square miles.  The four main islands,  Hokkaido,  Honshu,  Kyushu and
Shikoku,  cover the same  approximate  range of latitude and the same general range of climate as the east coast of the United States north of Florida.  The  archipelago  has in the past  experienced  earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

         Japan has a total  population of approximately  126 million.  Life expectancy is one of the highest in the
world.   Literacy  in  Japan  approaches  100%.  Nearly  90%  of  Japanese  students  graduate  from  high  school.
Approximately  37% go on to  college  or  university.  Approximately  45% of  the  total  population  of  Japan  is concentrated  in the  metropolitan  areas of Tokyo,  Osaka and  Nagoya,  cities  with some of the  world's  highest population densities.

         Over the post war period  Japan has  experienced  significant  economic  development.  Today  Japan is the second  largest  industrial  nation in the world in terms of GDP, with the United States being the largest.  During the era of high economic  growth in the 1960s and early 1970s the expansion was based on the  development  of heavy industries  such as steel and  shipbuilding.  In the 1970s,  Japan moved into assembly  industries that employ high levels of  technology  and  consume  relatively  low  quantities  of  resources,  and since then has become a major producer of  automobiles  and  electrical  and  electronic  products.  In the 1980s,  as Japan  experienced a sharp appreciation of its currency;  Japanese manufacturers  increasingly moved their production offshore, while domestic demand was driven by a boom in consumption,  housing,  construction,  and private capital  expenditures.  After the sharp collapse in the stock market,  which began in 1990s,  the Japanese  economy has been in an adjustment  phase, dealing with excess capacity, lower growth, and consequent problems within the banking sector.

         Another  development  in the  Japanese  economy  in the  1990s  was a growing  trend of  deregulation  and globalization.  Import  restrictions on many products,  ranging from meats to gasoline were gradually  lifted,  and deregulation proceeded in industries ranging from retail, communication, transportation, finance, and many others.

         Since the second  half of the 1990s,  asset  price  declines  and excess  capacity  in many  sectors  have continued to support a largely deflationary environment.

         Japan's economy is a market economy in which industry and commerce are  predominantly  privately owned and operated.  However,  the Government is involved in establishing  and meeting  objectives for developing the economy and  improving  the standard of living of the Japanese  people.  In order to achieve its economic  objectives,  the
Government has generally relied on providing the prerequisite  business  environment and  administrative  guidance.
The agencies of the Government  primarily  concerned with economic policy and its  implementation  are the Economic
Planning  Agency,  The Ministry of Finance (MOF) and the Ministry of Economy,  Trade,  and Industry (METI) The Bank
of Japan, Japan's central bank, also acts in this field.

Economic Trends

During the  five-year  period ended  December 31, 2000,  Japan's  real gross  domestic  product in constant  prices hardly  changed.  As a result of deflation,  in nominal  terms it fell by an  annualized  compound rate of 0.4%. In
1996,  the gross  domestic  product  grew at a high rate of 5.0% due to the  front-loading  of  housing  investment before the  consumption  tax hike scheduled on April 1, 1997. In 1997,  the growth rate of gross  domestic  product slowed  to  1.6%  mainly  due to a drop  off in  consumer  spending  and  housing  investment  in  reaction  to the consumption  tax  hike.  In 1998,  the  gross  domestic  product  decreased  by 2.5%,  affected  by  reduced  fixed investment in the private  sector and  continuous  stagnation  of consumer  spending.  In 1999,  real GDP grew 0.3%
reflecting a slight  improvement in consumer spending,  the largest component.  In 2000, real GDP grew by 1.1%, but nominal growth fell for the third year in a row.  Private sector capital  expenditure as domestic  industries began to restructure was the only significant generator of positive growth.

         Industrial  Production.  The  following  table sets forth  indices of  industrial  production of Japan and other selected industrial countries for the six years ending with calendar year 2000 (with 1995 as 100):

                                         INDICES OF INDUSTRIAL PRODUCTION
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
-----------------------------  1996               1997               1998               1999               2000
(1995=100)
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Japan                          102.90             107.30             99.70              100.10             106.40
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
United States                  104.50             110.70             114.80             119.70             123.50
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Germany                        99.80              102.70             106.20             107.80             113.20
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
United Kingdom                 101.10             101.90             102.50             103.40             104.90
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
France                         100.30             104.10             108.80             113.40             116.60
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Italy                          98.30              100.50             102.20             110.90             106.90
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Canada                         100.10             104.00             109.10             113.67             117.90
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Source: IMF, International Financial Statistics

         The following table sets forth the proportion of gross domestic  product  contributed by major  industrial sectors of the economy for 1996 to 2000:

                                   GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
                                                                1996         1997         1998          1999         2000

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Manufacturing                                                     93.7%        94.2%        94.0%         94.0%           N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Agriculture, Forestry and Fisheries                       1.9%         1.7%         1.7%          1.6%           N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Mining                                                     0.2%         0.2%         0.2%          0.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Construction                                               7.9%         7.6%         7.4%          7.3%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Manufacturing                                             23.2%        23.6%        22.4%         22.4%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Electricity, Gas and Water                                 2.8%         2.8%         2.9%          2.9%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Wholesale and Retail Trade                                15.3%        15.4%        15.1%         14.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Finance and Insurance                                      5.6%         5.8%         5.8%          6.3%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Real Estate                                               11.8%        11.8%        12.0%         12.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Transportation & Communication                             6.9%         7.1%         7.4%          7.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Services                                                  18.1%        18.2%        19.1%         19.1%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Government Services                                                 8.3%         8.3%         8.5%          8.7%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Private Non-Profit Institutions                                     1.7%         1.7%         1.9%          1.8%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Import Duty                                                         0.5%         0.5%         0.5%          0.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Others                                                  0.4%         0.4%         0.4%          0.4%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Imputed Interest                                        4.6%         4.8%         4.9%          5.0%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Statistical Discrepancy                                            0.7%         0.6%         0.4%          0.3%           N/A

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Total GDP                                                        100.0%       100.0%       100.0%        100.0%           N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Source: Economic Planning Agency, Annual Report on National Accounts

*  Gross domestic product measures the value of original goods and services produced by a country's domestic economy.  It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

         Energy.  Japan has  historically  depended on oil for most of its energy  requirements.  Virtually  all of its oil is  imported,  the  majority  from the Middle  East.  Oil price  changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

         Japan has  worked to reduce  its  dependence  on oil by  encouraging  energy  conservation  and the use of alternative  fuels. In addition to conservation  efforts,  industrial  restructuring  with and emphasis on shifting from basic  industries to processing  and assembly type  industries,  has also  contributed to the reduction of oil consumption.  Despite Japan's  sustained  economic  growth,  crude oil imports have not increased  materially since
1979.

         Labor. In 2000,  approximately  67.8 million  persons,  or approximately  53% of the Japanese  population, were  employed,  of which  approximately  4.8% were  employed in  agriculture,  forestry  and  fisheries,  32.3% in construction  and  manufacturing  and 6.8% in  transportation  and  communications,  24.1% in wholesale  and retail trade, 4.0% in finance, and 28.0% in other  service-related  industries  (including the government).  Since 1980 an increasing  proportion  of the paid work force is female and an  increasing  number of people have been employed in service industries.

Source: Ministry of Labor, Monthly Labor.

         Prices.  In the early 1990s,  price  inflation in Japan was weak. Over the last six years the tendency has become  increasingly  deflationary  under the  influences of slow economic  growth,  overcapacity,  and  increasing penetration  of imports  from low cost  countries  such as China.  The  tables  below set forth the  wholesale  and consumer  price indices for Japan and other  selected  industrial  countries for which  comparable  statistics  are available:

                                        COMPARATIVE WHOLESALE PRICE INDICES
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
     (1995=100)               1996                 1997                1998                 1999                2000
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Japan                               100.10              101.60               100.00               96.70               96.60
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
United States                       102.30              102.30                99.70              100.60              106.30
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Germany                              99.60              100.70               100.30               99.03              102.50
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
United Kingdom                      102.60              103.60               104.30              105.40              108.10
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Italy                               101.90              103.20               103.30              103.10                 N/A
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Canada                              100.40              101.30               101.20              102.90              108.10
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Source: IMF, International Financial Statistics

                                        COMPARATIVE CONSUMER PRICE INDICES
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
     (1995=100)               1996                 1997                1998                 1999                2000
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Japan                               100.10              101.80               102.50              102.20              101.50
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
United States                       102.90              105.30               107.00              109.30              113.00
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Germany                             101.50              103.30               104.30              104.90              107.00
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
United Kingdom                      102.40              105.70               109.30              111.00              114.20
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
France                              102.00              103.20               103.90              104.50              106.30
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Italy                               104.00              106.10               108.20              110.00              112.80
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Canada                              100.10              104.00               109.10              113.67              117.30
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Source: IMF, International Financial Statistics

         Foreign  Trade.  Overseas  trade is  important  to Japan's  economy even though  offshore  production  has eroded its  importance.  Japan has few  natural  resources  and must  export to pay for its  imports of these basic requirements.  During the year ended December 31, 2000, exports and imports  represented  approximately  11.1%% and
9.7%,  respectively,  of Japan's  nominal gross domestic  product.  Roughly three  quarters of Japan's  exports are machinery and equipment  including  motor  vehicles,  machine tools and  electronic  equipment.  Japan's  principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

         Japan's principal export markets are the United States,  Canada, the United Kingdom,  Germany,  Australia,
Korea,  Taiwan and the People's  Republic of China.  The  principal  sources of its imports are the United  States,
South East Asia, the People's Republic of China and the Middle East.

         A  country's  terms of trade  (the  ratio of export to import  prices) is an  indicator  of the  country's comparative  advantage  in trade.  The  terms of trade  fell  slightly  in 1996 and 1997 as a result of the rise in import prices  reflecting  the lower yen rate. In 1998,  the terms of trade  improved  slightly  mainly  because of lower  import  prices.  In 1999,  the terms of trade  improved to the 1995 level  largely  because of lower  import prices as a result of the  higher  yen rate.  The terms of trade at the end of 2000 were  approximately  similar to those at the end of 1996, despite considerable volatility in the yen rate during the period.

Source: Ministry of Finance, The Summary Report on Trade of Japan

Securities Markets in Japan

         There are eight stock  exchanges in Japan. Of these,  the Tokyo Stock  Exchange,  the Osaka Stock Exchange and the Nagoya  Stock  Exchange are the  largest.  The three main  markets have two sections of stocks;  generally, companies with smaller  capitalization are listed on the second section.  In addition,  The Japan  Over-The-Counter
Trading Co. acts as the intermediary  between securities  companies wishing to trade shares on the over-the-counter
(OTC) market.  The primary role of the OTC market is to facilitate  the raising of funds from the investing  public by unlisted,  small and medium-sized  companies.  Equity securities of Japanese  companies,  which are traded in an over-the-counter  market,  are generally  securities of relatively small or little-known  companies.  A new market, named  "Mothers",  was  established  in the Tokyo Stock  Exchange on November 11, 1999.  This market is designed to facilitate the public listing of venture business-type small corporations.

         There are two widely  followed price indices.  The Nikkei Stock Average (NSA) is an arithmetic  average of
225  selected  stocks  computed by a private  corporation.  In addition,  the Tokyo Stock  Exchange  publishes  the
TOPIX,  formerly the TSE Index,  which is an index of all first  section  stocks,  about 1450 in total.  The second section has its own index.  Nihon Keizai Shimbun,  Inc., the publisher of a leading  Japanese  economic  newspaper, publishes the OTC Index.

         In the five years ending  December  1989,  the Tokyo Stock Price Index (TOPIX) more than  tripled,  rising from  913.37 to 2884.80 on  December  18,  1989.  The TOPIX then  declined  heavily in 1990 and in 1992,  and after showing a slight rebound in 1993 and 1994, the Index  continued to decline  throughout  1996,  1997 and 1998 to the latest low of 980.11 on  October  15,  1998.  From the 1989 peak to the 1998  bottom,  the TOPIX  registered  a 66%
drop. In 1999,  the Tokyo stock market  showed a strong upturn led by  information  service  sector.  The OTC index more  than  tripled  in 1999.  In 2000  TOPIX  gave up much of the  ground  gained in 1999 as high  growth  company valuations fell in line with those in the U.S. and Europe.

         Compared  to the  United  States,  the  common  stocks  of  many  Japanese  companies  trade  at a  higher price-earnings ratio.  Historically, investments in the OTC market have been more volatile than the TSE.

         In the past,  the  proportion  of trading value by  institutional  investors has tended to increase at the expense  of  individuals,  but over the last five  years,  the share of  trading  value  represented  by  financial
institutions  and  business   corporations  has  fallen  while  the  value  of  trading  by  foreigners  has  risen substantially.  In 1999,  the trading  value by  individuals  increased  dramatically  reflecting  the stock market rally and brisk demand for stock investment trusts, but this subsided again in 2000.

         The  following  tables,  compiled  by  Morgan  Stanley  Capital  International,  set forth the size of the
Japanese  equity market in comparison  with that of other major equity  markets for the five years ending  December
31, 2000.

                                         EQUITY STOCK MARKETS OF THE WORLD
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                               1996                 1997                 1998                 1999                 2000
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States                        42.83%               49.29%               50.46%               48.62%               50.14%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                                17.35%               12.12%                9.98%               13.58%               10.73%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom                       10.30%               10.20%                9.95%                9.30%                9.94%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Euroland                             15.67%               17.93%               20.84%               20.22%               20.23%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                                2.56%                2.43%                1.79%                2.11%                2.34%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Switzerland                           3.02%                3.70%                3.77%                2.76%                3.36%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Hong Kong                             2.02%                1.33%                0.97%                1.13%                1.03%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Australia                             1.60%                1.44%                1.43%                1.33%                1.34%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Other                                 4.65%                3.01%                2.25%                2.27%                2.24%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Source: Morgan Stanley Capital International, Quarterly Report

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  restrictions are applicable to the AST Scudder Japan  Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       enter into either of reverse  repurchase  agreements or dollar rolls in an amount greater than 5%
of its total assets;

         2.       purchase  securities on margin or make short sales,  except (i) short sales against the box, (ii)
in  connection  with  arbitrage  transactions,  (iii) for margin  deposits in  connection  with futures  contracts, options or other  permitted  investments,  (iv) that  transactions  in futures  contracts  and options shall not be deemed to constitute  selling  securities  short, and (v) that the Portfolio may obtain such short-term  credits as may be necessary for the clearance of securities transactions;

         3.       purchase  options,  unless the aggregate  premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets;  or sell put options,  if as a result,  the  aggregate  value of the obligations underlying such put options would exceed 50% of its total assets;

         4.       enter into futures  contracts or purchase options thereon unless  immediately after the purchase, the value of the  aggregate  initial  margin with respect to such futures  contracts  entered into on behalf of the
Portfolio and the premiums paid for such options on futures  contracts  does not exceed 5% of the fair market value of the  Portfolio's  total  assets;  provided  that in the case of an option  that is  in-the-money  at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; or

         5.       make  investments  for the purpose of  exercising  control over  management or that would involve promotion or business management or that would subject the Portfolio to unlimited liability.

If a percentage  restriction  is adhered to at the time of  investment,  a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

AST Strong International Equity Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST AIM  International  Equity
Portfolio) is to seek capital growth.

Investment Policies:

         In managing the Portfolio,  the Sub-advisor  seeks to apply to the Portfolio the same investment  strategy that it applies to several  of its other  managed  portfolios  that have  similar  investment  objectives  but that invest primarily in United States equities  markets.  The Portfolio will utilize to the extent  practicable a fully managed  investment  policy  providing for the selection of securities  which meet certain  quantitative  standards determined by the  Sub-advisor.  The Sub-advisor  reviews  carefully the earnings  history and prospects for growth of each company  considered  for  investment by the  Portfolio.  It is  anticipated  that common stocks will be the principal  form of investment  of the  Portfolio.  The Portfolio is primarily  comprised of securities of two basic categories of companies:  (a) "core" companies,  which the Sub-advisor considers to have experienced  above-average and consistent  long-term  growth in earnings and to have excellent  prospects for outstanding  future growth,  and
(b) "earnings  acceleration"  companies,  which the Sub-advisor believes are currently enjoying a dramatic increase in earnings.

         If a particular  foreign  company meets the  quantitative  standards  determined by the  Sub-advisor,  its securities  may be acquired by the  Portfolio  regardless  of the location of the company or the  percentage of the
Portfolio's  investments in the company's  country or region.  However,  the  Sub-advisor  will also consider other factors in making  investment  decisions for the  Portfolio,  including  such factors as the prospects for relative economic growth among countries or regions,  economic and political  conditions,  currency  exchange  fluctuations, tax considerations and the liquidity of a particular security.

         The Sub-advisor  recognizes that often there is less public  information  about foreign  companies than is available in reports supplied by domestic  companies,  that foreign companies are not subject to uniform accounting and financial reporting  standards,  and that there may be greater delays experienced by the Portfolio in receiving financial  information  supplied by foreign companies than comparable  information  supplied by domestic companies.
In addition,  the value of the Portfolio's  investments  that are denominated in a foreign currency may be affected by  changes  in  currency  exchange  rates.  For these and other  reasons,  the  Sub-advisor  from time to time may encounter  greater  difficulty  applying  its  disciplined  stock  selection  strategy to an  international  equity investment portfolio than to a portfolio of domestic equity securities.

         Any income  realized by the  Portfolio  will be incidental  and will not be an important  criterion in the selection of portfolio securities.

         Under normal market  conditions  the Portfolio  will invest at least 70% of its total assets in marketable equity  securities,  including common stock,  preferred stock, and other securities having the  characteristics  of stock (such as an equity or ownership  interest in a company) of foreign  companies that are listed on a recognized foreign  securities  exchange or traded on a foreign  over-the-counter  market.  The Portfolio may also satisfy the foregoing  requirement  in part by investing in the  securities  of foreign  issuers in the form of ADRs,  EDRs, or other securities representing underlying securities of foreign issuers.

         The  Portfolio  will  emphasize  investment  in foreign  companies in the  developed  countries of Western
Europe (such as Germany, France,  Switzerland,  the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan,  Hong Kong and  Australia),  but the Portfolio may also invest in the securities of companies  located in developing  countries  (such as  Turkey,  Malaysia  and  Mexico) in  various  regions  of the  world.  The risks of investment in the equity  markets of developing  countries  are described in more detail  immediately  below and in this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment  Trusts  ("REITs").  The  Portfolio  may invest in equity  and/or debt  securities issued by REITs.  Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts that sell equity or debt  securities  to investors and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on particular types of projects,  such as apartment  complexes,  or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs,  it could  conceivably  own real estate  directly as a result of a default  on the  securities  it owns.  The  Portfolio,  therefore,  may be  subject  to  certain  risks associated  with the direct  ownership of real estate,  including  difficulties in valuing and trading real estate, declines in the value of real estate,  environmental  liability risks,  risks related to general and local economic conditions,  adverse  change in the climate for real estate,  increases in property  taxes and operating  expenses, changes in zoning laws,  casualty or condemnation  losses,  limitations on rents,  changes in neighborhood  values, the appeal of properties to tenants, and increases in interest rates.

         In  addition to the risks  described  above,  equity  REITs may be affected by any changes in the value of the  underlying  property  owned by the trusts,  while  mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon  management  skill,  and are generally not  diversified and therefore  are  subject to the risk of  financing  single or a limited  number of  projects.  Such  trusts are also subject to heavy cash flow dependency, defaults by borrowers,  self-liquidation,  and the possibility that the REIT will fail to maintain  its  exemption  from the 1940 Act.  Changes in  interest  rates may also affect the value of debt  securities  of REITs held by the  Portfolio.  By  investing  in REITs  indirectly  through the  Portfolio,  a shareholder  will  bear  not  only  his/her  proportionate  share  of the  expenses  of the  Portfolio,  but  also, indirectly, similar expenses of the REITs.

         Lending of  Portfolio  Securities.  While  securities  are being  lent,  the  Portfolio  will  continue to receive the  equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Portfolio has the right to call its loans and obtain  the  securities  on three  business  days'  notice or, in  connection  with  securities  trading on foreign markets,  within such longer  period of time that  coincides  with the normal  settlement  period for purchases and sales of such  securities  in such  foreign  markets.  The risks in  lending  portfolio  securities,  as with other extensions of secured credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the  securities  or possible loss of rights in the  collateral  should the borrower  fail  financially.  Additional information  about the lending of portfolio  securities is included in this  Statement  and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings.  The  Portfolio  may borrow  money to a limited  extent from banks for  temporary or emergency purposes  subject to the  limitations  under the 1940 Act. In addition,  the Portfolio does not intend to engage in leverage;  therefore,  consistent  with  current  interpretations  of the SEC,  the  Portfolio  will  not  purchase additional  securities while borrowings  exceed 5% of the Portfolio's  total assets.  Additional  information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Issued on a When-Issued or  Delayed-Delivery  Basis. The Portfolio may purchase  securities on a  "when-issued"  basis,  that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued  (normally  within  forty-five days after the date of the  transaction).
The Portfolio also may purchase or sell  securities on a  delayed-delivery  basis.  The payment  obligation and the interest  rate that will be  received  on the delayed  delivery-securities  are fixed at the time the buyer  enters into the  commitment.  If the  Portfolio  purchases  a  when-issued  security  or  enters  into a  delayed-delivery agreement,  the  Portfolio's  custodian bank will segregate cash or other liquid assets in an amount at least equal to the when-issued  commitment or delayed-delivery  agreement commitment.  Additional information about when-issued and  delayed-delivery  transactions  and their risks is included in this  Statement  and in the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As  described  in the Trust's  Prospectus,  the  Portfolio  may make short sales against the box. To secure its  obligation to deliver the securities  sold short,  the Portfolio will deposit in escrow in a separate  account  with its  custodian an equal amount of the  securities  sold short or  securities convertible  into or  exchangeable  for such  securities.  Since the Portfolio  ordinarily will want to continue to receive  interest and dividend  payments on securities in its portfolio  that are  convertible  into the securities sold  short,  the  Portfolio  will  normally  close out a short  position  covered  by  convertible  securities  by purchasing and delivering an equal amount of the securities sold short,  rather than by delivering  securities that it already holds.

         The  Portfolio  will make a short  sale,  as a hedge,  when it believes  that the price of a security  may decline,  causing a decline in the value of a security  owned by the  Portfolio or a security  convertible  into or exchangeable  for such  security.  In such case,  any future  losses in the  Portfolio's  long  position  should be reduced by a gain in the short  position.  Conversely,  any gain in the long  position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are  reduced  will  depend upon the amount of the security sold short relative to the amount the Portfolio  owns,  either  directly or  indirectly,  and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium. In determining the number of shares to be sold short against a Portfolio's position in a convertible  security,  the anticipated  fluctuation in the conversion  premium is considered.  The Portfolio may also make short sales to generate  additional income from the  investment  of the  cash  proceeds  of  short  sales.  In no  event  may  more  than  10% of the  value of the
Portfolio's total assets be deposited or pledged as collateral for short sales at any time.

         Foreign  Securities.  The Portfolio normally invests primarily in foreign  securities,  including American
Depositary Receipts ("ADRs") and European Depositary  Receipts ("EDRs").  Generally,  ADRs, in registered form, are designed  for use in the United  States  securities  markets,  and EDRs,  in bearer  form,  are designed for use in
European  securities  markets.  ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC  markets  in the
United States or Europe,  as the case may be. ADRs,  like other  securities  traded in the United  States,  will be subject to negotiated commission rates.

         To the extent the Portfolio invests in securities  denominated in foreign currencies,  the Portfolio bears the risk of  changes  in the  exchange  rates  between  U.S.  currency  and the  foreign  currency,  as well as the availability and status of foreign securities  markets.  The Portfolio's  investments in securities  denominated in foreign  currencies  generally  will be  marketable  equity  securities  (including  common  and  preferred  stock, depositary  receipts for stock and fixed income or equity  securities  exchangeable  for or convertible into stock)
of foreign companies that generally are listed on a recognized foreign  securities  exchange or traded in a foreign over-the-counter  market.  The  Portfolio  may  also  invest  in  foreign  securities  listed  on  recognized  U.S.
securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Portfolio in foreign  securities,  whether  denominated  in U.S.  currencies or foreign currencies,  may entail  risks that are greater  than those  associated  with  domestic  investments.  The risks of investing  in foreign  securities  are  discussed  in detail in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment  Methods."  Investment by the Portfolio in ADRs,  EDRs and similar  securities also may entail some or all or these risks.  The  Sub-advisor  seeks to mitigate the risks  associated with foreign investment through diversification and active professional management.

                  Developing  Countries.  A developing  country or emerging  market country can be considered to be a country that is in the initial stages of its  industrialization  cycle.  Currently,  emerging  markets  generally include every country in the world other than the developed European countries  (primarily in Western Europe),  the
United States,  Canada,  Japan,  Australia,  New Zealand,  Hong Kong and Singapore.  The characteristics of markets can change  over  time.  Currently,  the  Sub-advisor  believes  that  investing  in many  emerging  markets is not desirable or feasible  because of the lack of adequate  custody  arrangements  for the Portfolio's  assets,  overly
burdensome  repatriation  and  similar  restrictions,   the  lack  of  organized  and  liquid  securities  markets, unacceptable  political  risks or other  reasons.  As desirable  opportunities  to invest in securities in emerging markets develop, the Portfolio may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks relating to foreign  securities  generally will be greater for emerging markets than for developed  countries.  Many  emerging  markets have  experienced  substantial  rates of  inflation  for many years.
Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have very  negative  effects on the economies and securities  markets for certain developing  markets.  Economies in emerging markets generally are heavily dependent upon  international  trade and accordingly,  have been and may continue to be affected  adversely by trade barriers,  exchange  controls,  managed  adjustments in relative  currency values and other  protectionist measures  imposed or negotiated  by the countries  with which they trade.  These  economies  also have been and may continue to be affected  adversely by economic  conditions in the countries  with which they trade.  There also may be a lower level of  securities  market  monitoring  and  regulation of  developing  markets and the  activities of investors in such markets,  and  enforcement of existing  regulations has been extremely  limited.  The possibility of  revolution  and the  dependence  on foreign  economic  assistance  may be greater  in these  countries  than in developed countries.

         In addition,  brokerage commissions,  custodial services and other costs relating to investment in foreign markets may be  particularly  high with respect to emerging  markets.  Such markets have  different  settlement and clearance  procedures.  In certain  markets  there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it difficult to conduct such  transactions.  Such  settlement problems may cause  emerging  market  securities  to be illiquid.  The  inability of the Portfolio to make intended securities  purchases  due to  settlement  problems  could  cause  the  Portfolio  to  miss  attractive  investment opportunities.  Inability to dispose of a portfolio  security caused by settlement  problems could result in losses to the  Portfolio due to  subsequent  declines in value of the portfolio  security or, if the Portfolio has entered into a contract to sell the security,  could result in liability to the  purchaser.  Certain  emerging  markets may
lack  clearing  facilities  equivalent  to  those  in  developed  countries.  Accordingly,   settlements  can  pose
additional  risks in such markets and ultimately can expose the Portfolio to the risk of losses  resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices  for the  Portfolio's portfolio  securities in such markets may not be readily  available.  The Portfolio's  portfolio  securities in the affected  markets will be valued at fair value  determined  in good faith by or under the  direction of the Trust's
Board of Trustees.

         Portfolio  Turnover.  Any  particular  security will be sold, and the proceeds  reinvested,  whenever such action is deemed prudent from the viewpoint of the  Portfolio's  investment  objectives,  regardless of the holding period of that security.  Additional  information  about  portfolio  turnover is included in this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options, Futures and Currency Strategies.  The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio's investments.  These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options,  Futures and Currency Strategies.  The use by the Portfolio of options,  futures contracts and forward currency  contracts involves special  considerations  and risks. For example,  there might be imperfect  correlation,  or even no correlation,  between the price  movements or an instrument  (such as an option contract) and the price movements of the investments  being hedged. In these  circumstances,  if a "protective put"
is used to hedge a  potential  decline in a security  and the  security  does  decline in price,  the put  option's increased value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the  investments  being hedged,  such as changing  interest  rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging  transaction if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on these  instruments  is included in this  Statement and the Trust's  Prospectus under  "Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining  to  particular  strategies  are described in the sections that follow.

                           Cover.  Transactions  using forward  contracts,  futures  contracts  and options  (other than options  purchased by a Portfolio)  expose the Portfolio to an obligation to another  party.  A Portfolio will not enter into any such transactions  unless it owns either (1) an offsetting  ("covered")  position in securities, currencies,  or other  options,  forward  contracts or futures  contracts or (2) cash or liquid assets with a value sufficient  at all times to cover its  potential  obligations  not covered as provided in (1) above.  The Portfolio will comply with SEC  guidelines  regarding  cover for these  instruments  and, if the  guidelines so require,  set aside cash or liquid securities.

                  Assets used as cover cannot be sold while the  position in the  corresponding  forward  contract, futures  contract or option is open,  unless they are replaced with other  appropriate  assets.  If a large portion of a  Portfolio's  assets is used for cover or otherwise  set aside,  it could affect  portfolio  management or the
Portfolio's ability to meet redemption requests or other current obligations.

                  Writing  Call  Options.  The  Portfolio  may write (sell)  covered  call  options on  securities, futures  contracts,  forward contracts,  indices and currencies.  Writing call options can serve as a limited hedge because  declines in the value of the hedged  investment  would be offset to the extent of the premium received for writing the option.

                  Writing  Put  Options.  The  Portfolio  may write  (sell)  put  options  on  securities,  futures contracts,  forward  contracts,  indices  and  currencies.  The  Portfolio  would write a put option at an exercise price that,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or currency.  The risk in such a transaction  would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio  may  purchase  put  options  on   securities,   futures
contracts,  forward  contracts,  indices and  currencies.  The Portfolio  may enter into closing sale  transactions with respect to such options, exercise such option or permit such option to expire.

         The  Portfolio may also purchase put options on  underlying  securities,  contracts or currencies  against which it has  written  other  put  options.  For  example,  where the  Portfolio  has  written  a put  option on an underlying  security,  rather than  entering a closing  transaction  of the written  option,  it may purchase a put option  with a  different  strike  price  and/or  expiration  date  that  would  eliminate  some or all of the risk associated  with the  written  put.  Used in  combinations,  these  strategies  are  commonly  referred  to as "put spreads."  Likewise,  the  Portfolio  may write call options on  underlying  securities,  contracts  or  currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

         Purchasing  Call  Options.  The  Portfolio  may  purchase  covered  call  options on  securities,  futures contracts,  forward  contracts,  indices and  currencies.  The Portfolio  may enter into closing sale  transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase  call options on underlying  securities,  contracts or currencies  against which it has  written  other call  options.  For  example,  where the  Portfolio  has  written a call  option on an underlying  security,  rather than entering a closing  transaction  of the written  option,  it may purchase a call option  with a  different  strike  price  and/or  expiration  date  that  would  eliminate  some or all of the risk associated  with the written  call.  Used in  combinations,  these  strategies  are  commonly  referred to as "call spreads."

         Options  may be  either  listed on an  exchange  or traded in  over-the-counter  ("OTC")  markets.  Listed options are third-party  contracts (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation)  and have  standardized  strike prices and expiration  dates. OTC options are two-party  contracts with  negotiated  strike prices and expiration  dates.  The Portfolio will not purchase an
OTC option unless it believes that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers  directly and not through a clearing corporation  (which  would  guarantee  performance).  Consequently,  there  is a  risk  of  non-performance  by the dealer.  Since no  exchange is  involved,  OTC options are valued on the basis of an average of the last bid prices obtained  from  dealers,  unless a quotation  from only one dealer is  available,  in which case only that dealer's price will be used.

                  Index  Options.  The  risks of  investment  in index  options  may be  greater  than  options  on securities.  Because  index  options are settled in cash,  when the  Portfolio  writes a call on an index it cannot provide in advance for its potential  settlement  obligations by acquiring and holding the  underlying  securities.
The  Portfolio  can offset  some of the risk of  writing a call  index  option  position  by holding a  diversified portfolio of securities  similar to those on which the underlying index is based.  However,  the Portfolio  cannot, as a practical matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the  securities  held will not be perfectly  correlated  with the value of the index.

                  Limitations  on Options.  The Portfolio will not write options if,  immediately  after such sale, the  aggregate  value  of  securities  or  obligations  underlying  the  outstanding  options  exceeds  20%  of the
Portfolio's  total  assets.  The  Portfolio  will not  purchase  options  if,  at the time of the  investment,  the aggregate premiums paid for the options will exceed 5% of the Portfolio's total assets.

                  Interest  Rate,  Currency  and Stock  Index  Futures  Contracts.  The  Portfolio  may enter  into interest rate,  currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts")  and options on Futures as a hedge against changes in prevailing  levels of interest rates,  currency  exchange rates or stock price levels,  respectively,  in order to establish  more  definitely  the effective  return on securities or currencies  held or  intended  to be acquired  by it. The  Portfolio's  hedging may include  sales of Futures as an offset against the effect of expected  increases in interest  rates,  and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset against the effect of expected  declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified  amount of a specified  security or currency  (or  deliver  a cash  settlement  price,  in the  case of an index  future)  for a  specified  price at a designated  date,  time and place. A stock index future provides for the delivery,  at a designated  date, time and place, of an amount of cash equal to a specified  dollar amount times the difference  between the stock index value at the close of trading on the  contract and the price agreed upon in the Futures  Contract;  no physical  delivery of stocks comprising the index is made.

         The  Portfolio  will only enter into  Futures  Contracts  that are  traded on  futures  exchanges  and are standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities or  currencies  that the Portfolio  owns, or
Futures will be purchased to protect the  Portfolio  against an increase in the price of  securities  or currencies it has committed to purchase or expects to purchase.

         If the  Portfolio  were unable to  liquidate a Future or an option on Futures  position due to the absence of a liquid secondary market or the imposition of price limits,  it could incur substantial  losses.  The Portfolio would  continue to be subject to market  risk with  respect to the  position.  In  addition,  except in the case of purchased  options,  the Portfolio  might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information on Futures,  options on Futures, and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged  with a commercial  bank or other  currency  dealer,  to purchase  or sell a currency  against  another  currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make  delivery of the currency at the maturity of the forward  contract.  The Portfolio may also, if its contra party agrees prior to maturity,  enter into a closing
transaction   involving  the  purchase  or  sale  of  an  offsetting   contract.   Forward   contracts  are  traded
over-the-counter,  and  not on  organized  commodities  or  securities  exchanges.  As a  result,  it  may be  more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the  Portfolio of engaging in forward  contracts  varies with  factors such as the  currencies involved,  the length of the contract period and the market  conditions then prevailing.  Because forward contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not  eliminate  fluctuations  in the prices of the  underlying  securities  the  Portfolio  owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is  included  in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies  to the  extent permitted by the 1940 Act and rules and regulations  thereunder,  and, if applicable,  exemptive  orders granted by the SEC.

         Investment  Policy  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitation  is applicable to the AST Strong  International Equity Portfolio.  This limitation is not a "fundamental"  restriction, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Make investments for the purpose of gaining control of a company's management.

AST Janus Overseas Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The  portfolio  pursues its objective by investing  primarily in common  stocks of foreign  issuers of any size.  The  Portfolio  normally  invests at least 65% of its total assets in issuers  from at least five  different countries  excluding the United  States.  The Portfolio may invest all of its assets in the  securities of a single open-end  management  investment company with substantially the same fundamental  investment  objectives,  policies and  restrictions  as the  Portfolio  subject to the prior  approval  of the  Investment  Manager.  The  Investment
Manager will not approve such investment  unless:  (a) the Investment  Manager believes,  on the advice of counsel, that such  investment  will not have an  adverse  effect on the tax status of the  annuity  contracts  and/or  life insurance  policies  supported by the separate  accounts of the  Participating  Insurance  Companies which purchase shares of the Trust; (b) the Investment  Manager has given prior notice to the  Participating  Insurance  Companies that it intends to permit such  investment  and has  determined  whether  such  Participating  Insurance  Companies intend to redeem  any shares  and/or  discontinue  the  purchase  of shares  because  of such  investment;  (c) the
Trustees  have  determined  that the fees to be paid by the Trust for  administrative,  accounting,  custodial  and transfer agency services for the Portfolio  subsequent to such an investment are appropriate,  or the Trustees have approved  changes to the agreements  providing  such services to reflect a reduction in fees;  (d) the  Sub-advisor has agreed to reduce its fee by the amount of any investment  advisory fees paid to the investment  manager of such open-end  management  investment  company;  and (e)  shareholder  approval is  obtained  if  required  by law.  The
Portfolio  will apply for such  exemptive  relief under the provisions of the 1940 Act, or other such relief as may be  necessary  under the then  governing  rules and  regulations  of the 1940 Act,  regarding  investments  in such investment companies.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments under  outstanding  futures  contracts  positions and options on futures  contracts  written by the Portfolio would exceed the  market  value of the total  assets of the  Portfolio.  The  Portfolio  may  invest in forward  currency contracts with stated values of up to the value of the Portfolio's assets.

         The  Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and  indices  based on the types of  securities  in which the  Portfolio  is  permitted  to  invest  directly.  The
Portfolio will effect such  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy,  and only pursuant to procedures adopted, by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the Portfolio in a negotiated  transaction  is illiquid,  the value of an option bought or the amount of the Portfolio's  obligations  under an option written by the Portfolio,  as the case may be, will be subject to the
Portfolio's  limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the
Portfolio to effect an offsetting  transaction  at a time when the  Sub-advisor  believes it would be  advantageous for the  Portfolio to do so. For a description  of these  strategies  and  instruments  and certain risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The  Portfolio  may  make  investments  in  Eurodollar  instruments.  Eurodollar instruments  are U.S.  dollar-denominated  futures  contracts  or  options  thereon  which are linked to the London
Interbank  Offered Rate ("LIBOR"),  although  foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for  borrowings.  The Portfolio might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The Portfolio  may enter into interest rate swaps,  caps and floors on either  an  asset-based  or  liability-based  basis,  depending  upon  whether  it is  hedging  its  assets  or its liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two payments).
The net amount of the excess,  if any, of the Portfolio's  obligations  over its  entitlement  with respect to each interest rate swap will be  calculated  on a daily basis and an amount of cash or  high-grade  liquid assets having an aggregate net asset value at least equal to the accrued  excess will be  maintained  in a segregated  account by the custodian of the Portfolio.  If the Portfolio  enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount accrued on a daily basis of its  obligations  with respect to the swap.  The  Portfolio  will not enter into any  interest  rate  swap,  cap or floor  transaction  unless the unsecured  senior  debt or the  claims-paying  ability  of the  other  party  thereto  is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical  rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing  basis.  If  there is a  default  by the  other  party  to such a  transaction,  the  Portfolio  will  have contractual remedies pursuant to the agreements related to the transaction.

         The swap  market  has grown  substantially  in recent  years with a large  number of banks and  investment banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market has become  relatively  liquid.  Caps and floors are more recent innovations  for which  standardized  documentation  has not yet been  developed  and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate cash or high-grade  liquid  assets  having an  aggregate  net asset value at least equal to the full  amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the  amount  of  interest  rate swap  transactions  that may be  entered  into by the
Portfolio.  These  transactions may in some instances involve the delivery of securities or other underlying assets by the  Portfolio  or its  counterparty  to  collateralize  obligations  under  the swap.  Under the  documentation currently  used in those  markets,  the risk of loss with  respect  to  interest  rate  swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make. If the other party to an interest rate  swap  that is not  collateralized  defaults,  the  Portfolio  would  risk the loss of the net  amount  of the payments  that it  contractually  is entitled to receive.  The  Portfolio  may buy and sell (i.e.,  write) caps and floors without limitation,  subject to the segregation  requirement  described above. For an additional  discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the  Portfolio  may  invest in  securities  of other investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order  obtained by the  Sub-advisor  and the funds that are  advised or  sub-advised  by the  Sub-advisor.  Under such  order,  the
Portfolio will limit its aggregate  investment in a money market fund managed by the  Sub-advisor to the greater of
(i) 5% of its total assets or (ii) $2.5  million,  although the Trust's  Board of Trustees may increase  this limit up to 25% of the Trust's total assets.

         Zero-Coupon,  Pay-In-Kind  and Step Coupon  Securities.  The  Portfolio may invest up to 10% of its assets in zero-coupon,  pay-in-kind and step coupon  securities.  For a discussion of zero-coupon  debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through  Securities.  The Portfolio may invest in various types of pass-through  securities,  such as mortgage-backed  securities,  asset-backed  securities and participation  interests.  A pass-through  security is a share or certificate of interest in a pool of debt obligations  that have been repackaged by an intermediary,  such as a bank or  broker-dealer.  The  purchaser  of a  pass-through  security  receives an  undivided  interest in the underlying pool of securities.  The issuers of the underlying  securities  make interest and principal  payments to the intermediary  which are passed through to purchasers,  such as the Portfolio.  For an additional  discussion of pass-through  securities and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts
("ADRs"),  which are receipts  issued by an American  bank or trust  company  evidencing  ownership  of  underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S.  securities markets.
Unsponsored ADRs may be created without the  participation  of the foreign issuer.  Holders of these ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored ADR.
The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute  shareholder communications  received from the foreign issuer or to pass through  voting  rights.  The Portfolio may also invest in European  Depositary  Receipts  ("EDRs"),  receipts  issued by a European  financial  institution  evidencing an arrangement  similar  to that of  ADRs,  Global  Depositary  Receipts  ("GDRs")  and in other  similar  instruments representing  securities of foreign  companies.  EDRs, in bearer form, are designed for use in European  securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

         Other  Income-Producing  Securities.  Other types of income  producing  securities  that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating  Rate  Obligations.  These types of  securities  are  relatively  long-term instruments  that often carry demand  features  permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby  Commitments.  These  instruments,  which are similar to a put,  give the  Portfolio  the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds.  Tender option bonds are  relatively  long-term  bonds that are coupled with the  agreement  of a third party (such as a broker,  dealer or bank) to grant the  holders of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse  Floaters.  Inverse  floaters  are debt  instruments  whose  interest  bears  an  inverse relationship  to the interest rate on another  security.  The Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The Portfolio will purchase  standby  commitments,  tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

         Reverse  Repurchase  Agreements.   The  Portfolio  may  enter  into  reverse  repurchase  agreements.  The
Portfolio will enter into such agreements only to provide cash to satisfy  unusually heavy redemption  requests and for other  temporary or emergency  purposes,  rather than to obtain cash to make  additional  investments.  While a reverse  repurchase  agreement is outstanding,  the Portfolio will maintain cash and appropriate liquid assets in a segregated  custodial  account to cover its obligation  under the agreement.  The Portfolio will enter into reverse repurchase  agreements only with parties that  Sub-advisor  deems  creditworthy.  For an additional  description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Janus Overseas Growth Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval:

         1.       The  Portfolio  will not (i) enter into any futures  contracts  and related  options for purposes other than bona fide hedging  transactions  within the meaning of CFTC regulations if the aggregate  initial margin and premiums  required to establish  positions in futures contracts and related options that do not fall within the definition  of bona fide  hedging  transactions  will exceed 5% of the fair  market  value of the  Portfolio's  net assets,  after taking into account  unrealized  profits and unrealized  losses on any such contracts it has entered into;  and (ii) enter into any futures  contracts if the  aggregate  amount of the  Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         2.       The  Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short without the payment of any additional  consideration  therefor,  and  provided  that  transactions  in  futures,  options,  swaps and  forward contracts are not deemed to constitute selling securities short.

         3.       The  Portfolio  does not  currently  intend to  purchase  securities  on margin,  except that the
Portfolio may obtain such  short-term  credits as are necessary  for the  clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions  in futures,  options,  swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         4.       The Portfolio does not currently  intend to purchase  securities of other  investment  companies, except in compliance with the 1940 Act.

         5.       The  Portfolio  may not  mortgage  or pledge any  securities  owned or held by the  Portfolio  in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to  reverse  repurchase  agreements,  deposits  of assets to  margin,  guarantee  positions  in  futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6.       The  Portfolio  does not  currently  intend to purchase  any  security or enter into a repurchase agreement  if,  as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by  virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available  market.  The
Trustees,  or the Sub-advisor acting pursuant to authority delegated by the Trustees,  may determine that a readily available  market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of 1933
("Rule 144A  Securities"),  or any successor to such rule, and Section 4(2)  commercial  paper.  Accordingly,  such securities may not be subject to the foregoing limitation.

         7.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST American Century International Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In general,  within the  restrictions  outlined  herein,  the  Portfolio  has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous under changing  economic  conditions.  It will be the  Sub-advisor's  policy to retain maximum  flexibility in management without  restrictive  provisions  as to the  proportion  of one or another  class of  securities  that may be held, subject to the  investment  restrictions  described  below.  It is the  Sub-advisor's  intention that the Portfolio will  generally  consist of common  stocks.  However,  the  Sub-advisor  may invest the assets of the  Portfolio in varying amounts in other  instruments and in senior  securities,  such as bonds,  debentures,  preferred stocks and convertible  issues,  when  such a course  is deemed  appropriate  in order to  attempt  to  attain  its  financial objective.

         Foreign  Currency  Transactions  and  Forward  Contracts.  The  Portfolio  may  conduct  foreign  currency transactions  on a spot basis (i.e.,  cash) or forward  basis (i.e.,  by entering  into forward  currency  exchange contracts,  currency  options and futures  transactions to purchase or sell foreign  currencies).  Although foreign exchange  dealers  generally  do not  charge a fee for such  transactions,  they do  realize a profit  based on the difference between the prices at which they are buying and selling various currencies.

         Forward  contracts  are  customized  transactions  that  require a  specific  amount of a  currency  to be delivered at a specific  exchange  rate on a specific date or range of dates in the future.  Forward  contracts are generally traded in an interbank market directly  between  currency traders (usually larger  commercial  banks) and their  customers.  The parties to a forward  contract  may agree to offset or  terminate  the  contract  before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

         The following  summarizes  the  principal  currency  management  strategies  for the  Portfolio  involving forward  contracts.  The  Portfolio  may also use swap  agreements,  indexed  securities,  and  options and futures contracts relating to foreign currencies for the same purposes.

(1)      Settlement  Hedges or Transaction  Hedges.  When the  Sub-advisor  wishes to lock in the U.S. dollar price
--------------------------------------------------
     of a foreign  currency  denominated  security when the  Portfolio is  purchasing or selling the security,  the
     Portfolio  may enter into a forward  contract  to do so.  This type of currency  transaction,  often  called a
     "settlement  hedge" or  "transaction  hedge,"  protects  the  Portfolio  against an adverse  change in foreign currency  values  between the date a security is  purchased  or sold and the date on which  payment is made or received (i.e.,  "settled).  Forward  contracts to purchase or sell a foreign currency may also be used by the
     Portfolio in anticipation of future  purchases or sales of securities  denominated in foreign  currency,  even if the specific  investments  have not yet been selected by the  Sub-advisor.  This strategy is often referred to as "anticipatory hedging."

(2)      Position  Hedges.  When the  Sub-advisor  believes that the currency of a particular  foreign  country may
-------------------------
     suffer  substantial  decline against the U.S. dollar,  the Portfolio may enter into a forward contract to sell foreign  currency  for a fixed U.S.  dollar  amount  approximating  the value of some or all of its  portfolio securities  either  denominated  in, or whose value is tied to, such foreign  currency.  This use of a forward contract is  sometimes  referred  to as a  "position  hedge." For  example,  if a Portfolio  owned  securities denominated  in Euros,  it could  enter into a forward  contract  to sell Euros in return for U.S.  dollars to hedge  against  possible  declines in the Euro's  value.  This hedge would tend to offset  both  positive  and negative  currency  fluctuations,  but would not tend to offset  changes in  security  values  caused by other factors.

         The Portfolio could also hedge the position by entering into a forward  contract to sell another  currency expected to perform  similarly to the  currency in which the  Portfolio's  existing  investments  are  denominated.
This type of hedge,  often called a "proxy  hedge," could offer  advantages in terms of cost,  yield or efficiency, but may not hedge currency  exposure as effectively as a simple position hedge against U.S.  dollars.  This type of hedge may result in losses if the  currency  used to hedge does not perform  similarly to the currency in which the hedged securities are denominated.

         The precise  matching of forward  contracts  in the amounts and values of  securities  involved  generally would not be possible  because the future values of such foreign  currencies will change as a consequence of market movements in the values of those  securities  between the date the forward contract is entered into and the date it matures.  Predicting  short-term currency market movements is extremely difficult,  and the successful execution of a short-term  hedging strategy is highly uncertain.  Normally,  consideration of the prospect for currency parities will be  incorporated  into the  long-term  investment  decisions  made with  respect  to  overall  diversification strategies.  However,  the  Sub-advisor  believes  that it is  important  to have  flexibility  to enter  into such forward contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward  contract,  the Portfolio  may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the  security  and  terminate  the  obligation  to deliver the foreign  currency by purchasing an  "offsetting"  forward  contract with the same currency  trader  obligating  the
Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is  impossible to forecast  with  absolute  precision  the market value of portfolio  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional foreign  currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  the  Portfolio  is  obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver.

(3)      Shifting  Currency  Exposure.  The Portfolio may also enter into forward contracts to shift its investment
-------------------------------------
     exposure from one currency  into  another.  This may include  shifting  exposure from U.S.  dollars to foreign currency,  or from one foreign currency to another foreign currency.  This strategy tends to limit exposure to the currency  sold,  and increase  exposure to the currency  that is  purchased,  much as if the Portfolio had sold a security  denominated  in one currency and  purchased an  equivalent  security  denominated  in another currency.  For example,  if the  Sub-advisor  believes that the U.S.  dollar may suffer a substantial  decline against  the Euro,  it could  enter  into a forward  contract  to  purchase  Euros for a fixed  amount of U.S.
     dollars.  This  transaction  would protect  against  losses  resulting from a decline in the value of the U.S.
     dollar, but would cause the Portfolio to assume the risk of fluctuations in the value of the Euro.

         Successful  use of currency  management  strategies  will depend on the  Sub-advisor's  skill in analyzing currency values.  Currency management  strategies may substantially  change the Portfolio's  investment exposure to changes  in  currency  rates and could  result in losses to the  Portfolio  if  currencies  do not  perform  as the
Sub-advisor  anticipates.  For  example,  if a  currency's  value  rose at a time when the  Sub-advisor  hedged the
Portfolio  by selling the  currency in exchange  for U.S.  dollars,  the  Portfolio  would not  participate  in the currency's  appreciation.  Similarly,  if the Sub-advisor increases the Portfolio's exposure to a currency and that currency's  value declines,  the Portfolio will sustain a loss.  There is no assurance that the  Sub-advisor's  use of  foreign  currency  management  strategies  will be  advantageous  to the  Portfolio  or that they will hedge at appropriate times.

         The  Portfolio  will cover  outstanding  forward  contracts by  maintaining  liquid  portfolio  securities denominated  in, or whose value is tied to, the currency  underlying  the forward  contract or the  currency  being hedged.  To the extent that the  Portfolio  is not able to cover its forward  currency  positions  with  underlying portfolio  securities,  the  Portfolio's  custodian will segregate cash or other liquid assets having a value equal to the  aggregate  amount of the  Portfolio's  commitments  under  forward  contracts  entered into with respect to position hedges, settlement hedges and anticipatory hedges.

         For an additional  discussion of foreign currency  contracts and forward  contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent  permitted by its  investment  objectives  and  policies  discussed elsewhere  herein,  the  Portfolio  may  invest  in  securities  that  are  commonly  referred  to as  "derivative"
securities.  Certain  derivative  securities  are  more  accurately  described  as  "index/structured"  securities.
Index/structured  securities  are  derivative  securities  whose  value or  performance  is linked to other  equity securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other  financial  indicators
("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the  reference  index or the  instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a  permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or  decrease,  depending  upon changes in the  reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest  rate,  market index or other  financial  asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation limits may be imposed by the  exchange,  either of which may make it difficult or  impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The  Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment
Manager will report to the Trust's Board of Trustees as necessary.  For additional  information on derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures
contracts.   The  Portfolio  may  not,  however,  enter  into  a  futures  transaction  for  speculative  purposes.
Generally, futures transactions will be used to:

o        protect  against  a  decline  in  market  value of the  Portfolio's  securities  (taking  a short  futures position), or

o        protect  against the risk of an increase in market value for  securities in which the Portfolio  generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some  futures  and  options  strategies,  such as  selling  futures,  buying  puts and  writing  calls,  hedge  the
Portfolio's  investments against price  fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures  contracts may be a more  effective  means of hedging this  exposure.  While the Portfolio  will pay brokerage  commissions  in connection  with opening and closing out futures  positions,  these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The  Portfolio  may engage in futures  and  options  transactions  based on  securities  indices  that are consistent  with the  Portfolio's  investment  objectives.  Examples of indices  that may be used  include the Bond
Buyer Index of Municipal  Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio also may engage in futures and  options  transactions  based on  specific  securities,  such as U.S.  Treasury  bonds or notes.  Futures  contracts are traded on national futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the Portfolio  upon the  purchase  or sale of the future.  Initially,  the  Portfolio  will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage  of the  contract  amount.  This  amount is known as  initial margin.  The margin  deposit is intended to assure  completion  of the  contract  (delivery  or  acceptance  of the underlying  security)  if it is not  terminated  prior to the  specified  delivery  date.  Minimum  initial  margin requirements  are  established  by the futures  exchanges  and may be revised.  In addition,  brokers may establish margin  deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the  price of the  underlying  debt  securities  or  index  fluctuates,  making  the  future  more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are  described  in more detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment  Methods." The Sub-advisor  will seek to minimize these risks by limiting the contracts  entered into on behalf of the  Portfolio to those traded on national  futures  exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Portfolio obtains the right, but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The  Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is exercised,  the  Portfolio  completes  the sale of the  underlying  instrument at the strike  price.  Purchasing an option on a futures  contract does not require the Portfolio to make margin  payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio  may write (or sell) call  options  that obligate it to sell (or  deliver)  the  option's  underlying  instrument  upon  exercise  of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the Portfolio would give up some ability to  participate  in a price  increase on the  underlying  instrument.  If the  Portfolio  were to engage in options transactions,  it would own the futures  contract at the time a call were written and would keep the contract  open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies  with Limited  Operating  History.  The Portfolio may invest in the securities of issuers with limiting  operating history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than investments  in  securities  of more mature  issuers.  By their  nature,  such issuers  present  limited  operating history  and  financial  information  upon which the  manager  may base its  investment  decision  on behalf of the
Portfolio.  In  addition,  financial  and  other  information  regarding  such  issuers,  when  available,  may  be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total  assets in the  securities  of issuers with less than a three-year  operating  history.  The Sub-advisor  will consider  periods of capital  formation,  incubation, consolidation,  and research  and  development  in  determining  whether a particular  issuer has a record of three years of continuous operation.

         Short Sales.  The  Portfolio  may engage in short sales if, at the time of the short sale,  the  Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not  immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make delivery to the  purchaser,  the executing  broker borrows the  securities  being sold short on behalf of the seller.  While the short  position  is  maintained,  the seller  collateralizes  its obligation to deliver the  securities  sold short in an amount equal to the proceeds of the short sale plus an additional  margin amount  established by the Board of Governors of the Federal Reserve.  If
the Portfolio  engages in a short sale the  collateral  account will be maintained  by the  Portfolio's  custodian.
While  the  short  sale is open the  Portfolio  will  maintain  in a  segregated  custodial  account  an  amount of securities  convertible  into  or  exchangeable  for  such  equivalent  securities  at no  additional  cost.  These securities would constitute the Portfolio's long position.

         If the Portfolio sells short  securities that it owns, any future gains or losses in the Portfolio's  long position  should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are reduced would depend upon the amount of the security sold short  relative to the amount the Portfolio  owns.  There will be certain  additional  transaction  costs  associated  with short sales,  but the Portfolio  will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign Debt  Obligations.  The Portfolio may purchase  sovereign debt instruments  issued or guaranteed by foreign  governments or their agencies,  including debt of emerging market  countries.  Sovereign debt may be in the form of  conventional  securities  or other  types of debt  instruments  such as loans or loan  participations.
Sovereign  debt of  developing  countries  may  involve a high  degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell  securities  without regard to the length of time the security has been held and,  accordingly,  it can be expected  that the rate of portfolio  turnover may be substantial.

         The  Sub-advisor  intends  to  purchase  a  given  security  whenever  the  Sub-advisor  believes  it will contribute to the stated  objective of the  Portfolio,  even if the same security has only recently been sold.  The
Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether  the  sale is at a gain  or at a loss,  if the  Sub-advisor  believes  that  such  security  is not fulfilling its purpose,  either because, among other things, it did not live up to the Sub-advisor's  expectations, or because it may be  replaced  with  another  security  holding  greater  promise,  or because it has  reached its optimum  potential,  or because of a change in the circumstances of a particular  company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general  decline in security  prices is  anticipated,  the  Portfolio  may  decrease  or  eliminate entirely its equity position and increase its cash position,  and when a rise in price levels is  anticipated,  the
Portfolio  may increase its equity  position and decrease its cash  position.  However,  it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions are based on the anticipated  contribution of the security in question to the
Portfolio's  objectives,  the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those  objectives,  and the Portfolio's  annual portfolio  turnover rate cannot be anticipated and may be  comparatively  high.  Since the  Sub-advisor  does not take portfolio  turnover rate into account in making investment  decisions,  (1) the  Sub-advisor  has no intention of  accomplishing  any particular  rate of portfolio turnover,  whether high or low, and (2) the portfolio  turnover rates should not be considered as a  representation of the rates that will be attained in the future.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST American Century  International  Growth  Portfolio.  These  limitations are not "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities  on margin or sell short  (unless it owns or by virtue of its  ownership of other securities has the right to obtain securities  equivalent in kind and amount to the securities sold);  however, the
Portfolio may make margin  deposits in connection  with the use of any financial  instrument or any  transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

         U.S.  Government  Securities.  The Portfolio may invest in U.S. Government  securities  including (i) U.S.
Treasury  obligations,  all of which are backed by the full faith and credit of the U.S.  Government  and (ii) U.S.
Government  securities,  some of which are backed by the full faith and credit of the U.S.  Treasury,  e.g., direct pass-through  certificates of the Government National Mortgage Association ("GNMA");  some of which are backed only by the credit of the issuer  itself,  e.g.,  obligations  of the Student Loan  Marketing  Association;  and some of which are supported by the  discretionary  authority of the U.S.  Government to purchase the agency's  obligations,
e.g., obligations of the Federal National Mortgage Association ("FNMA").

         U.S.  Government  securities also include  interest in trust or other entities  representing  interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Equity Securities.  The Portfolio may invest in all types of equity  securities,  including the following:
common  stocks,  preferred  stocks and preference  stocks;  securities  such as bonds,  warrants or rights that are convertible  into  stocks;  and  depositary  receipts  for  those  securities.  These  securities  may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.  The Portfolio may invest in  dollar-denominated  and non-dollar  denominated foreign securities.  Investing in securities of foreign  issuers  generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may  invest  in  American  Depositary  Receipts  ("ADRs"),   Global
Depositary  Receipts ("GDRs") and other types of depositary  receipts.  ADRs are certificates by a U.S.  depository
(usually a bank) and  represent a specified  quantity of shares of an underlying  non-U.S.  stock on deposit with a custodian bank as  collateral.  GDRs and other types of depositary  receipts are typically  issued by foreign banks or trust companies and evidence  ownership of underlying  securities  issued by either a foreign or a U.S. company.
For the purposes of the  Portfolio's  policy to invest a certain  percentage  of its assets in foreign  securities, the  investments  of the  Portfolio  in ADRs,  GDRs and  other  types  of  depositary  receipts  are  deemed  to be investments in the underlying securities.

         ADRs may be sponsored or  unsponsored.  A sponsored  ADR is issued by a depositary  which has an exclusive relationship  with the issuer of the underlying  security.  An unsponsored  ADR may be issued by any number of U.S.
depositories.  Under  the  terms of most  sponsored  arrangements,  depositories  agree to  distribute  notices  of shareholder  meetings and voting instructions,  and to provide shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an  unsponsored  ADR, on the other hand,  is under no obligation to  distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.
The  Portfolio  may  invest in either  type of ADR.  Although  the U.S.  investor  holds a  substitute  receipt  of ownership  rather  than direct  stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce  costs and  delays  as well as  potential  currency  exchange  and other  difficulties.  The  Portfolio  may purchase  securities in local markets and direct  delivery of these shares to the local  depositary of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Portfolio's custodian  in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using  existing  ADRs.  A foreign  issuer of the security  underlying an ADR is generally not subject to the same reporting  requirements  in the United  States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging   Markets.   The  Portfolio  may  invest  in   securities  of   government,   government-related,
supranational  and corporate  issuers located in emerging  markets.  Such investments  entail  significant risks as described below.

         Company  Debt.  Governments  of many emerging  market  countries  have  exercised and continue to exercise substantial  influence over many aspects of the private sector through the ownership or control of many  companies, including  some of the largest in any given  country.  As a result,  government  actions in the future could have a significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely affect companies in the  private  sector,  general  market  conditions  and  prices and  yields of  certain  of the  securities  in the
Portfolio's  portfolio.  Expropriation,  confiscatory  taxation,  nationalization,  political,  economic  or social instability or other similar  developments  have occurred  frequently over the history of certain  emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries  may have managed  currencies,  which are not free floating  against the U.S. dollar.  In addition,  there is risk that certain emerging market countries may restrict the free conversion of their currencies into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have experienced a steep devaluation  relative to the
U.S.  dollar.  Any devaluations in the currencies in which a Portfolio's  portfolio  securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many  emerging  markets have  experienced  substantial,  and in some periods  extremely  high, rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation rates have had and may continue to have adverse  effects on the  economies and  securities  markets of certain  emerging  market  countries.  In an attempt  to  control  inflation,  wage and  price  controls  have  been  imposed  in  certain  countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market  countries are substantially  smaller, less developed,  less liquid and more volatile than the major securities markets in the
U.S.  Disclosure and regulatory  standards are in many respects less stringent than U.S.  standards.  Furthermore , there is a lower level of  monitoring  and  regulation  of the  markets and the  activities  of  investors  in such markets.

         The limited size of many emerging market  securities  markets and limited trading volume in the securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for  reasons  apart from  factors  that  affect the  soundness  and  competitiveness  of the  securities issuers.  For example,  limited  market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situations may arise in one or more emerging markets,  as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices  for the  Portfolio's securities in such markets may not be readily  available.  The  Portfolio may suspend  redemption of its shares for any  period  during  which an  emergency  exists,  as  determined  by the SEC.  If market  prices  are not  readily available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value  determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding tax on the source or other taxes imposed by the emerging market  countries in which the Portfolio makes its  investments.  The
Portfolio's  net asset value may also be affected by changes in the rates or methods of taxation  applicable to the
Portfolio  or to entities in which the  Portfolio  has  invested.  The  Sub-advisor  will  consider the cost of any taxes in  determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio  may enter  into  contracts  for the  purchase  or sale of a  specific currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging purposes (e.g., to protect its current or intended  investments  from  fluctuations in currency  exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be  required  to  deliver  or  accept  delivery  of the  underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into  offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting  transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes, which  presents  greater  profit  potential  but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign currency  through a Forward  Contract if, in the judgement of the  Sub-advisor,  the value of such  currency  is  expected  to rise  relative  to the U.S.  dollar.  Conversely,  the  Portfolio  may sell the currency  through a Forward  Contract  if the  Sub-advisor  believes  that its value will  decline  relative to the dollar.

         For an additional  discussion of Forward  Contracts see this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate  related instruments,  indices or foreign currencies or  commodities.  The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income securities  or indices of such  securities  including  municipal  bond indices and any other  indices of foreign or domestic fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller  equally  obligated to complete the  transaction.  Futures  Contracts  call for  settlement  only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or sales of stock  index  futures  contracts  are used to attempt to  protect  the  Portfolio's current or intended stock  investments  from broad  fluctuations  in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's  securities  portfolio that might otherwise result. If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities market and anticipates a significant  market advance,  it may purchase  stock  index  futures  in order to gain rapid  market  exposure  that may,  in part or  entirely,  offset increases in the cost of  securities  that the  Portfolio  intends to purchase.  As such  purchases  are made,  the corresponding  positions in stock index futures  contracts  will be closed out. In a substantial  majority of these transactions,  the Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from  fluctuations in currency  exchange rates.  Such  fluctuations could reduce the dollar value of portfolio  securities  denominated in foreign  currencies,  or increase the dollar cost of  foreign-denominated  securities,  or increase  the dollar  cost of  foreign-denominated  securities  to be acquired,  even if the value of such securities in the currencies in which they are denominated  remains  constant.
The  Portfolio  may sell  futures  contracts  on a  foreign  currency,  for  example,  where  it  holds  securities denominated  in such currency and it  anticipates  a decline in the value of such currency  relative to the dollar.
In the event such decline occurs, the resulting adverse effect on the value of  foreign-denominated  securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against  a rise in the  dollar  cost  of  foreign-denominated securities to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part,  the increased  cost of such  securities  resulting from the rise in the dollar value of the underlying currencies.  Where the Portfolio purchases futures contracts under such circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For  further  information  on Futures  Contracts,  see this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies, including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign currencies,  or
Forward  Contracts,  will be  utilized.  For  example,  where a rise in the  dollar  value of a  currency  in which securities to be acquired are  denominated  is  projected,  thereby  increasing  the cost of such  securities,  the
Portfolio may purchase call options thereon.  The purchase of such options could offset,  at least  partially,  the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of  securities to be acquired,  the  Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency  options  written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those
Futures  Contracts  in  which  it may  invest  as  described  above  under  "Futures  Contracts."  Such  investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures Contract,  and, like Futures  Contracts,  are subject to the regulation  by the CFTC and the  performance  guarantee of the  exchange  clearinghouse.  In  addition,  Options on
Futures  Contracts  may be traded on foreign  exchanges.  The  Portfolio  may cover the writing of call  Options on
Futures  Contracts  (a)  through  purchases  of the  underlying  Futures  Contract,  (b) through  ownership  of the instrument,  or instruments included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures  Contract and in the same principal  amount as the call written where the exercise price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
The  Portfolio  may cover the  writing of put Options on Futures  Contracts  (a)  through  sales of the  underlying
Futures  Contract,  (b) through the ownership of liquid and unencumbered  assets equal to the value of the security or index underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures Contract and in the same  principal  amount as the put written where the exercise  price of the put held (i) is equal to or greater than the  exercise  price of the put  written  or where  the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the  exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call  Option on a Futures  Contract  written by the  Portfolio,  the  Portfolio  will be  required to sell the underlying  Futures  Contract  which,  if the  Portfolio  has covered its  obligation  through the purchase of such
Contract,  will serve to  liquidate  its  futures  position.  Similarly,  where a put Option on a Futures  Contract written by the Portfolio is exercised,  the Portfolio will be required to purchase the underlying  Futures Contract which,  if the Portfolio has covered its obligation  through the sale of such Contract,  will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the Portfolio's  losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call  options,  and purchase put and call options, on securities.

         A call option  written by the Portfolio is "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for  additional  cash  consideration  if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the  Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the  exercise  price of the call written or
(b) is greater than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the difference.  If the portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or else holds a put on the same  security  and in the same  principal amount as the put written where the exercise  price of the put held is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held is less than the exercise  price of the put written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options  written by the  Portfolio  may also be covered in such  other  manner as may be in  accordance  with the  requirements  of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration date or both, or in the case of a written  put option will permit the  Portfolio  to write  another put option to the extent that the Portfolio owns liquid and unencumbered  assets.  Such transactions  permit the Portfolio to generate additional premium  income,  which will  partially  offset  declines in the value of portfolio  securities or increases in the cost of  securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any  securities  subject to the option to be used for other  investments of the Portfolio, provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its  portfolio  on which it has  written a call  option,  it will  effect a closing  transaction  in connection with the option prior to or concurrent with the sale of the security.

         The  Portfolio may write options in connection  with  buy-and-write  transactions;  that is, the Portfolio may  purchase a security  and then write a call  option  against  that  security.  The  exercise  price of the call option  the  Portfolio  determines  to write  will  depend  upon the  expected  price  movement  of the  underlying security.  The exercise price of a call option may be below  ("in-the-money"),  equal to  ("at-the-money") or above
("out-of-the-money")   the  current  value  of  the  underlying  security  at  the  time  the  option  is  written.
Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the
underlying  security  will  decline  moderately  during  the  option  period.   Buy-and-write   transactions  using
out-of-the-money  call  options may be used when it is expected  that the premiums  received  from writing the call option plus the  appreciation  in the market  price of the  underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the underlying  security  alone.  If the call options are exercised in such  transactions,  the  Portfolio's  maximum  gain will be the premium  received by it for writing the option, adjusted  upwards or downwards by the  difference  between the  Portfolio's  purchase price of the security and the exercise price,  less related  transaction  costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the underlying  security rises or otherwise is above the exercise price,  the put option will expire  worthless and the Portfolio's  gain will be limited to the premium  received,  less related transaction  costs.  If the market  price of the  underlying  security  declines or otherwise is below the exercise price,  the  Portfolio  may elect to close the position or retain the option until it is  exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise  price;  the  Portfolio's  return will be the premium  received  from the put option  minus the amount by which the market  price of the  security is below the exercise  price,  which could  result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the  Portfolio  in the same market  environments  that call  options are used in  equivalent buy-and-write transactions.

         The  Portfolio  may also  write  combinations  of put and call  options  on the  same  security,  known as
"straddles"  with the same exercise price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation  to sell  and  purchase  the  same  security  in the  event  that  one of the  options  is exercised.  If the price of the security  subsequently  rises  sufficiently  above the exercise  price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part, by the premiums  received on the writing of the two options.  Conversely,  if the price of the security declines by a  sufficient  amount,  the put will likely be  exercised.  The  writing of  straddles  will  likely be  effective, therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances  where  one of the  options  is  exercised,  the loss on the  purchase  or sale of the  underlying security may exceed the amount of the premiums received.

         The  writing of  options  on  securities  will not be  undertaken  by the  Portfolio  solely  for  hedging purposes,  and could  involve  certain risks which are not present in the case of hedging  transactions.  Moreover, even where options are written for hedging  purposes,  such  transactions  constitute  only a partial hedge against declines in the value of portfolio  securities or against  increases in the value of securities to be acquired,  up to the amount of the premium.  The  Portfolio  may also  purchase  options for hedging  purposes or to increase its return.

         The  Portfolio  may also  purchase  call options to hedge  against an increase in the price of  securities that the Portfolio  anticipates  purchasing in the future.  If such  increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put  options on stock  indices.  The  Portfolio  may cover  written  call  options  on stock  indices by owning securities  whose price  changes,  in the opinion of the  Sub-advisor,  are  expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash  consideration if the Portfolio owns liquid and unencumbered  assets equal to the  amount  of cash  consideration)  upon  conversion  or  exchange  of other  securities  in its  portfolio.  The
Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written  where the  exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the Portfolio own  liquid  and  unencumbered  assets  equal to the  difference.  If the  Portfolio  writes  put  options on stock indices,  it must segregate liquid and unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock  indices may be used by the  Portfolio to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the Portfolio holds  uninvested  cash or short-term debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio  will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The purchase of call  options on stock  indices when the  Portfolio  is  substantially  fully invested is a form of leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility  similar to those  involved in purchasing  calls on  securities  the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's
500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular  industry groups,  such as those of oil and gas or  technology  companies.  A stock  index  assigns  relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The  composition  of the index is changed periodically.

         For an additional  discussion of options,  see this  Statement  under "Certain Risk Factors and Investment
Methods."

         Special Risk Factors.

         Risk  of  Imperfect  Correlation  of  Hedging  Instruments  with  the  Portfolio's  Portfolio.  The use of derivatives  for "cross  hedging"  purposes (such as a transaction  in a Forward  Contract on one currency to hedge exposure to a different  currency) may involve greater  correlation  risks.  Consequently,  the Portfolio bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted  that  stock  index  futures  contracts  or  options  based  upon a  narrower  index of securities,  such as those of a particular  industry group,  may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower  index is more  susceptible  to rapid and extreme fluctuations  as a result  of  changes  in the  value of a small  number  of  securities.  Nevertheless,  where the
Portfolio  enters  into  transactions  in options  or  futures on  narrowly-based  indices  for  hedging  purposes, movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the
Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of  derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation between  movements  in the  price of the  derivative  and the  price of the  underlying  index or  obligation.  The anticipated  spread  between the prices may be distorted due to the difference in the nature of the markets such as differences  in margin  requirements,  the liquidity of such markets and the  participation  of  speculators in the derivatives  markets. In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The  trading of  Options  on Futures  Contracts  also  entails  the risk that  changes in the value of the underlying  Futures  Contracts  will not be fully  reflected  in the  value of the  option.  The risk of  imperfect correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on  currencies  and
Options on Futures  Contracts,  the Portfolio is subject to the risk of market movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security,  index or futures contract,  the Portfolio also incurs the risk that  changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call  option  written on a stock  index  through  segregation  of  securities,  such  securities  may not match the composition  of the  index,  and the  Portfolio  may not be fully  covered.  As a result,  the  Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions  in derivatives for non-hedging purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses  which may not be offset by  increases  in the value of  portfolio  securities  or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully  protect it against  risk of loss and, in any event,  the  Portfolio  could  suffer  losses on the option position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into futures,
Forward  Contracts for  non-hedging  purposes.  For example,  the Portfolio may enter into such a transaction as an alternative  to  purchasing  or selling the  underlying  instrument  or to obtain  desired  exposure to an index or market.  In such  instances,  the Portfolio  will be exposed to the same economic  risks  incurred in purchasing or selling the underlying  instrument or  instruments.  However,  transactions  in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering into transactions in derivatives for other than hedging purposes,  therefore,  could expose the Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the Portfolio  incurs the risk that the price of the  underlying  security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums  received.  Such  transactions,  therefore,  create an  opportunity  for  increased  return by  providing  the  Portfolio  with two  simultaneous  premiums on the same security,  but involve  additional risk, since the Portfolio may have an option exercised  against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise or  expiration,  a futures or option  position can only be  terminated by entering into a closing  purchase or sale  transaction.  In that event, it may not be  possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be required to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such  circumstances,  if the Portfolio has insufficient  cash available to meet margin requirements,  it will be  necessary  to  liquidate  portfolio  securities  or other  assets  at a time  when it is disadvantageous  to do so. The  inability  to close out  options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures  Contracts and options is also subject to the risk of trading  halts,  suspensions, exchange  or  clearinghouse  equipment  failures,  government  intervention,  insolvency  of a  brokerage  firm  or clearinghouse  or other  disruptions  of  normal  trading  activity,  which  could at times  make it  difficult  or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in exchange-traded  futures  or  options,  it is  exposed  to the risk of the  potential  bankruptcy  of the  relevant exchange  clearinghouse  or the broker  through which the Portfolio  has effected the  transaction.  In that event, the  Portfolio  might not be able to recover  amounts  deposited  as margin,  or amounts  owed to the  Portfolio in connection with its  transactions,  for an indefinite  period of time, and could sustain losses of a portion or all of such amounts.  Moreover,  the performance guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses,  notwithstanding such guarantee,  in the event of the bankruptcy of its broker.

         Trading  and  Position  Limits.  The  exchanges  on which  futures  and  options  are  traded  may  impose limitations  governing  the  maximum  number of  positions  on the same side of the market and  involving  the same underlying  instrument  which may be held by a single  investor,  whether  acting  alone or in concert  with others
(regardless  of whether such  contracts  are held on the same or  different  exchanges or held or written in one or more  accounts  or  through  one or more  brokers.)  Further,  the  CFTC  and the  various  contract  markets  have established  limits  referred to as  "speculative  position  limits" on the maximum net long or net short  position which any person may hold or  control  in a  particular  futures  or option  contract.  An  exchange  may order the liquidation  of  positions  found  to be in  violation  of  these  limits  and it may  impose  other  sanctions  or restrictions.  The  Sub-advisor  does not  believe  that these  trading and  position  limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the  Portfolio  assumes  when it  purchases an
Option on a Futures  Contract is the premium  paid for the option,  plus  related  transaction  costs.  In order to profit  from an option  purchased,  however,  it may be  necessary  to  exercise  the option and to  liquidate  the underlying  Futures  Contract,  subject  to the  risks of the  availability  of a liquid  offset  market  described herein.  The  writer of an Option on a Futures  Contract  is  subject to the risks of  commodity  futures  trading, including the requirement of initial and variation margin  payments,  as well as the additional risk that movements in the price of the option  may not  correlate  with  movements  in the price of the  underlying  security,  index, currency or Futures Contract.

         Risks of Transactions in Foreign  Currencies and  Over-the-Counter  Derivatives and Other Transactions Not
Conducted  on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options  on  foreign  currencies  and  transactions  executed  on  foreign  exchanges,  are  subject  to all of the correlation,  liquidity and other risks outlined  above. In addition,  however,  such  transactions  are subject to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying  such  contracts, which could  restrict or eliminate  trading and could have a substantial  adverse  effect on the value of positions held by the  Portfolio.  Further,  the value of such  positions  could be  adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no  systematic  reporting of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available information  on which  trading  systems  will be based may not be as complete as the  comparable  data on which the
Portfolio makes  investment and trading  decisions in connection  with other  transactions.  Moreover,  because the foreign  currency  market  is a global,  24-hour  market,  events  could  occur in that  market  which  will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign  currency  options  generally must occur within the country  issuing the underlying  currency,  which in turn requires  traders to accept or make delivery of such  currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter  options on securities,  swaps and other over-the-counter derivatives  are not traded on contract  markets  regulated by the CFTC or (with the  exception of certain  foreign currency options) the SEC. To the contrary,  such instruments are traded through financial  institutions  acting as market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock  Exchange and the Chicago  Board Options  Exchange,  subject to SEC  regulation.  In an over-the-counter  trading  environment,  many of the  protections  afforded  to exchange  participants  will not be available.  For  example,  there  are no daily  price  fluctuation  limits,  and  adverse  market  movements  could therefore  continue to an unlimited  extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire amount could be lost.  Moreover, the option writer and a trader of Forward  Contracts  could lose amounts  substantially  in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position unless the institution acts as broker and is able to find  another  counterparty  willing  to enter  into the  transaction  with  the  Portfolio.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the  guarantee of an exchange  clearinghouse, and the  Portfolio  will  therefore  be subject  to the risk of default  by, or the  bankruptcy  of, the  financial institution  serving as its  counterparty.  One or more of such  institutions  also may decide to discontinue their role as market-makers in a particular  currency or security,  thereby  restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on  securities,  options on stock indices,  Futures  Contracts,  Options on Futures  Contracts and
options on foreign  currencies may be traded on exchanges located in foreign  countries.  Such transactions may not be conducted in the same manner as those entered into on U.S.  exchanges,  and may be subject to different  margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the
SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered  into on a national  securities  exchange  are  cleared  and  guaranteed  by the Options
Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding adverse  market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible intervention by  governmental  authorities  and the effects of other  political and economic  events.  In addition, exchange-traded  options  on  foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines  that foreign  governmental  restrictions  or taxes would  prevent the orderly  settlement of foreign currency  option  exercises,  or would result in undue burdens on the OCC or its clearing  member,  impose  special procedures on exercise and  settlement,  such as technical  changes in the  mechanics of delivery of currency,  the fixing of dollar settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term
U.S. Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During  periods  of  unusual  market  conditions  when  the  Sub-advisor believes  that  investing  for  temporary  defensive  purposes  is  appropriate,  or in order  to meet  anticipated redemption  requests,  a large  portion or all of the assets of the  Portfolio  may be invested in cash  (including
foreign  currency)  or  cash  equivalents,   including,  but  not  limited  to,  obligations  of  banks  (including certificates  of deposit,  bankers  acceptances,  time  deposits  and  repurchase  agreements),  commercial  paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike  price of warrants  typically is much lower than the current market price of the  underlying  securities,  yet they are subject to similar price  fluctuations, in absolute terms. As a result,  warrants may be more volatile  investments than the underlying  securities and may offer greater potential for capital appreciation as well as capital loss.

         Additional  information  regarding warrants is included in this Statement and the Trust's Prospectus under
"Certain Risk factors and Investment Methods."

         "When-Issued"   Securities.   The  Portfolio  may  purchase   securities  on  a  "when-issued,"   "forward
commitment," or "delayed  delivery  basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment Methods."

AST PBHG Small-Cap Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth
Portfolio) is capital growth.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Investment  Company  Securities.  From time to time,  the  Portfolio  may  invest in  securities  of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts
("ADRs"),  which are  described in the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods."
Holders of unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary  of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through voting rights.  The  Portfolio  may also invest in European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs") and in other similar instruments representing securities of foreign companies.

         Futures,  Options and Forward  Contracts.  The Portfolio may enter into futures  contracts on  securities, financial indices,  and foreign currencies and options on such contracts,  and may invest in options on securities, financial indices,  and foreign  currencies,  and forward contracts.  The Portfolio will not enter into any futures contracts  or  options  on  futures  contracts  if the  aggregate  amount  of  the  Portfolio's  commitments  under outstanding  futures contract  positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's  total assets.  The Portfolio may invest in forward currency  contracts with stated
values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities, and on indices  based on the types of  securities,  in which the  Portfolio is permitted  to invest  directly.  The
Portfolio will effect such  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor  for monitoring the  creditworthiness  of those  entities.  To the extent that an option purchased or written by the Portfolio in a negotiated  transaction is illiquid,  the value of the option  purchased or the amount of the Portfolio's  obligations  under an option it has written,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the Sub-advisor  believes it would be advantageous for the Portfolio to do so. For a description  of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.   Convertible  securities  are  securities  such  as  rights,  bonds,  notes  and preferred  stocks which are  convertible  into or  exchangeable  for common  stocks.  Convertible  securities  have characteristics  similar  to both fixed  income and equity  securities.  Because  of the  conversion  feature,  the market value of  convertible  securities  tends to move  together  with the market value of the  underlying  common stock.  As a result,  the  Portfolio's  selection of  convertible  securities is based,  to a great extent,  on the potential for capital  appreciation  that may exist in the underlying  stock.  The value of convertible  securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are instruments  giving holders the right, but not the obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued and Delayed-Delivery  Securities.  When-issued and delayed-delivery  securities are securities subject to  settlement on a future date.  For fixed income  securities,  the interest rate realized on  when-issued or  delayed-delivery  securities is fixed as of the purchase date and no interest  accrues to the Portfolio  before settlement.  These  securities are subject to market  fluctuation  due to changes in market interest rates and will have the  effect  of  leveraging  the  Portfolio's  assets.  The  Portfolio  is  permitted  to  invest  in  forward commitments or  when-issued  securities  where such  purchases are for investment and not for leveraging  purposes.
One or more  segregated  accounts  will be  established  with the  Portfolio's  Custodian/Custodian  Bank,  and the
Portfolio  will maintain  liquid  assets in such  accounts in an amount at least equal in value to the  Portfolio's commitments to purchase when-issued securities.

         Small and Medium  Capitalization  Stocks.  Investments  in common  stocks in general are subject to market risks that may cause their prices to fluctuate  over time.  Therefore,  an  investment in the Portfolio may be more suitable for long-term  investors who can bear the risk of these  fluctuations.  While the  Sub-advisor  intends to invest in small  capitalization  companies that have strong balance sheets and favorable  business  prospects,  any investment in small  capitalization  companies  involves  greater risk and price  volatility than that  customarily associated with investments in larger,  more established  companies.  This increased risk may be due to the greater business risks of their small or medium size,  limited  markets and financial  resources,  narrow product lines and frequent  lack of  management  depth.  The  securities  of small  capitalization  companies are often traded in the over-the-counter  market, and might not be traded in volumes typical of securities traded on a national  securities exchange.  Thus,  the  securities of small  capitalization  companies are likely to be less liquid,  and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

         Over-The-Counter  Market.  The  Portfolio  will  invest in  over-the-counter  stocks.  In  contrast to the securities  exchanges,  the over-the-counter  market is not a centralized facility which limits trading activity to securities of companies which initially  satisfy certain  defined  standards.  Generally,  the volume of trading in an unlisted  or  over-the-counter  common  stock is less than the volume of trading in a listed  stock.  This means that the depth of market  liquidity  of some stocks in which the  Portfolio  invests may not be as great as that of other  securities  and, if the Portfolio were to dispose of such a stock,  they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST PBHG Small-Cap Growth Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short without the payment of any additional  consideration  therefor,  and  provided  that  transactions  in  futures,  options,  swaps and  forward contracts are not deemed to constitute selling securities short.

         2.       The  Portfolio  does not  currently  intend to  purchase  securities  on margin,  except that the
Portfolio may obtain such  short-term  credits as are necessary  for the  clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions  in futures,  options,  swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio  does not  currently  intend to purchase  any  security or enter into a repurchase agreement  if,  as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by  virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available  market.  The
Trustees,  or the Portfolio's  Sub-advisor  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market  exists  for  securities  eligible  for  resale  pursuant  to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

4.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST DeAM Small-Cap Growth Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST Scudder  Small-Cap  Growth
Portfolio) is to seek maximum  appreciation  of investors'  capital from a portfolio  primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The  Portfolio  may write (sell) call options on  securities  as long as it owns the  underlying securities  subject to the  option,  or an option to purchase  the same  underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's custodian  for the  term of the  option  a  segregated  account  consisting  of cash  or  other  liquid  securities
("eligible  securities")  to the  extent  required  by  applicable  regulation  in  connection  with  the  optioned securities.  The  Portfolio  may write put options  provided  that,  so long as the  Portfolio  is obligated as the writer of the option,  the Portfolio owns an option to sell the underlying  securities subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian in a segregated  account  eligible  securities  having a value equal to or greater than the exercise price of the option.  The premium  received for writing an option will  reflect,  among other  things,  the current market price of the underlying  security,  the  relationship of the exercise price to such market price,  the price volatility of the underlying  security,  the option  period,  supply and demand and interest  rates.  The Portfolio may write or purchase spread  options,  which are options for which the exercise price may be a fixed dollar spread or yield spread between the security  underlying the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market value of the  underlying  security at the time the  option is  written.  The  Portfolio  may write  (sell)  call and put  options  on up to 25% of net assets and may  purchase put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires  unexercised,  the writer  realizes a gain from the amount of the premium, plus the interest  income on the  securities in the  segregated  account.  If the secured put writer has to buy the underlying  security  because of the exercise of the put option,  the secured put writer incurs an unrealized  loss to the extent that the current market value of the  underlying  security is less than the exercise price of the put option.  However,  this  would be offset in whole or in part by gain from the  premium  received  and any  interest income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The  Portfolio  may deal in  over-the-counter  traded  options  ("OTC options").  Unlike  exchange-traded  options,  OTC  options are  transacted  directly  with  dealers and not with a clearing  corporation.  Since there is no  exchange,  pricing is normally  done by reference  to  information  from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the  Portfolio  receives the premium in advance  from the dealer.  OTC options are  available for a greater  variety of  securities  or other  assets,  and for a wider range of  expiration  dates and  exercise prices, than exchange traded options.

         The staff of the SEC takes the  position  that  purchased  OTC  options and the assets used as "cover" for written  OTC  options  are  illiquid  securities.  Accordingly,  the  Portfolio  will only  engage  in OTC  options transactions with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the  approved  dealers  should be able to enter into closing  transactions  if necessary  and,  therefore,  present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis.  The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge" related to OTC options written by the Portfolio,  plus the amount  invested by the  Portfolio  in other  illiquid  securities,  would  exceed 15% of the  Portfolio's  net assets.  The "liquidity charge" referred to above is computed as described below.

         The  Portfolio  anticipates  entering  into  agreements  with  dealers  to which the  Portfolio  sells OTC options.  Under these  agreements  the Portfolio  would have the absolute  right to repurchase the OTC options from the  dealer at any time at a price no  greater  than a price  established  under the  agreements  (the  "Repurchase
Price").  The "liquidity  charge"  referred to above for a specific OTC option  transaction  will be the Repurchase
Price related to the OTC option less the  intrinsic  value of the OTC option.  The  intrinsic  value of an OTC call option for such purposes will be the amount by which the current  market value of the underlying  security  exceeds the  exercise  price.  In the case of an OTC put option,  intrinsic  value will be the amount by which the exercise price  exceeds the current  market value of the  underlying  security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase  a specific  OTC option  written by the  Portfolio,  the  "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities  Indices.  The  Portfolio,  as part of its options  transactions,  may also use  options on  securities  indices  in an  attempt to hedge  against  market  conditions  affecting  the value of securities that the Portfolio owns or intends to purchase,  and not for  speculation.  When the Portfolio writes an option on a  securities  index,  it will be required to deposit  with its  custodian  and  mark-to-market  eligible securities  to the extent  required by  applicable  regulation.  In  addition,  where the  Portfolio  writes a call option on a securities  index at a time when the contract  value exceeds the exercise  price,  the  Portfolio  will segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents  equal in value to such excess.  The  Portfolio may also purchase and sell options on indices  other than  securities  indices,  as available,  such as foreign  currency  indices.  Because  index  options are settled in cash, a call writer  cannot determine the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities, cannot cover its  potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  Index options  involve risks similar to those risks relating to  transactions in financial  futures  contracts  described below.

         For an  additional  discussion  of investing  in OTC options and options on  securities  indices,  and the risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

         Financial  Futures  Contracts  and  Related  Options.  The  Portfolio  may enter  into  financial  futures contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect) against  anticipated  future changes in market  conditions  or foreign  exchange  rates which  otherwise  might  affect  adversely  the value of securities  or other  assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term market view is bearish but the  portfolio  composition  is judged  satisfactory  for the longer  term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell securities or the cash value of an index.  Conversely,  where the  near-term  view is bullish,  but the  Portfolio  is believed to be well positioned  for the longer term with a high cash  position,  the Portfolio can hedge  against  market  increases by entering  into  futures  contracts to buy  securities  or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term bonds and interest rates were expected to rise, it could  sell  financial  futures  contracts.  If  interest  rates did  increase,  the value of the bonds held by the
Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest  rates were expected to decline,  the
Portfolio  could hold  short-term  debt  securities and benefit from the income earned by holding such  securities, while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus,  the Portfolio  could take  advantage of the  anticipated  rise in the value of long-term bonds  without  actually  buying  them.  The  futures  contracts  and  short-term  debt  securities  could  then be liquidated  and the cash  proceeds  used to buy  long-term  bonds.  At the time of  delivery,  in the case of fixed income  securities  pursuant to the contract,  adjustments are made to recognize  differences in value arising from the delivery of  securities  with a different  interest rate than that  specified in the  contract.  In some cases, securities  to be  delivered  under a futures  contract  may not have  been  issued  at the time the  contract  was written.

         The market  prices of futures  contracts  may be  affected  by certain  factors.  If  participants  in the futures  market  elect to close out  their  contracts  through  offsetting  transactions  rather  than meet  margin requirements,  distortions in the normal  relationship  between the assets and futures  market could result.  Price distortions  also could result if  investors in futures  contracts  decide to make or take  delivery of  underlying securities or other assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures market.  In addition,  because margin  requirements in the futures market are less onerous than margin  requirements in the cash market,  increased  participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of  these  price  distortions  and  because  of the imperfect  correlation  between  movements in the prices of  securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts  involve risks similar to those risks relating to transactions in financial  futures  contracts.
The  Portfolio  will not enter into any futures  contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures  contracts of the Portfolio and futures contracts subject to outstanding options  written  by the  Portfolio  would  exceed  50% of the total  assets of the  Portfolio.  For an  additional discussion of investing in financial  futures  contracts and options on financial  futures  contracts and the risks involved  therein,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Section 4(2) Paper.  The Portfolio may invest in commercial paper issued by major  corporations  under the
Securities Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such commercial  paper may be issued only to finance current  transactions  and must mature in nine months or less. Such commercial  paper is traded  primarily by  institutional  investors  through  investment  dealers,  and  individual investor  participation  in the  commercial  paper  market  is very  limited.  The  Portfolio  also may  invest  in commercial paper issued in reliance on the so-called "private  placement"  exemption from registration  afforded by
Section  4(2) of the  Securities  Act of 1933  ("Section  4(2)  paper").  Section  4(2) paper is  restricted  as to disposition  under the federal  securities  laws,  and generally is sold to  institutional  investors,  such as the
Portfolio,  who  agree  that  they  are  purchasing  the  paper  for  investment  and  not  with a view  to  public distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.  Section  4(2) paper  normally  is resold to other  institutional  investors  through or with the  assistance of the issuer or investment  dealers who make a market in the  Section  4(2)  paper,  thus  providing  liquidity.  Section  4(2)  paper  will be  considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid  securities,  unless the Sub-advisor determines  such  Section  4(2) paper to be liquid  under  guidelines  established  by the Board of Trustees of the
Trust.

         Collateralized  Obligations.  The Portfolio may invest in  asset-backed  and  mortgage-backed  securities,
including   interest   only  ("IO")  and   principal   only  ("PO")   securities   (collectively,   "collateralized
obligations").  A collateralized  obligation is a debt security issued by a corporation,  trust or custodian, or by a U.S. Government agency or instrumentality,  that is collateralized by a portfolio or pool of mortgages,  mortgage pass-through  securities,  U.S. Government  securities or other assets.  Collateralized  obligations,  depending on their structure and the rate of prepayments, can be volatile.

                  The Portfolio  will  currently  invest in only those  collateralized  obligations  that are fully collateralized  and that meet the quality  standards  otherwise  applicable to the Portfolio's  investments.  Fully collateralized  means that the  collateral  will generate cash flows  sufficient to meet  obligations to holders of the  collateralized  obligations under even the most conservative  prepayment and interest rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the reinvestment  rate risk for cash  flows  between  coupon  dates for the  collateralized  obligations.  A worst case prepayment  condition  generally  assumes  immediate  prepayment of all securities  purchased at a premium and zero prepayment  of all  securities  purchased at a discount.  Reinvestment  rate risk may be minimized by assuming very conservative  reinvestment  rates and by other means such as by maintaining the  flexibility to increase  principal distributions in a low interest rate environment.  The effective credit quality of the  collateralized  obligations
in  such  instances  is  the  credit  quality  of  the  issuer  of  the   collateral.   The   requirements   as  to
collateralization  are  determined  by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because  some  collateralized  obligations  are issued in classes  with  varying  maturities  and interest rates, the investor may obtain greater  predictability  of maturity through these  collateralized  obligations than through direct  investments in mortgage  pass-through  securities.  Classes with shorter  maturities may have lower volatility  and lower yield  while  those with longer  maturities  may have  higher  volatility  and higher  yield.
Payments of principal and interest on the underlying  collateral  securities are not passed through directly to the holders  of  these  collateralized  obligations.  Rather,  the  payments  on the  underlying  portfolio  or pool of obligations  are used to pay  interest  on each  class and to  retire  successive  maturities  in  sequence.  These relationships  may in effect "strip" the interest  payments from principal  payments of the underlying  obligations and allow for the separate  purchase of either the interest or the principal  payments,  sometimes  called interest only ("IO") and  principal  only ("PO")  securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely  corresponds  to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations  are repaid.  In the event  of  prepayment  on or call of such  securities,  the  class of  collateralized  obligation  first to  mature generally  will be paid down  first.  Although  in most cases the  issuer of  collateralized  obligations  will not supply  additional  collateral in the event of such  prepayment,  there generally will be sufficient  collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and privately-issued  IO's and
PO's will be considered  illiquid for purposes of the  Portfolio's  limitation on illiquid  securities  unless they are determined to be liquid under guidelines established by the Board of Trustees.

         In  reliance  on an  interpretation  by  the  SEC,  the  Portfolio's  investments  in  certain  qualifying collateralized  obligations  are not  subject  to the  limitations  in the  1940  Act  regarding  investments  by a registered investment company, such as the Portfolio, in another investment company.

         The  Portfolio  may also invest in "inverse  floaters."  These  inverse  floaters are more  volatile  than conventional  fixed or  floating  rate  collateralized  obligations,  and their yield and value will  fluctuate  in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.  The extent of the  volatility of inverse  floaters  depends on the extent of  anticipated changes in market rates of interest.  Generally,  inverse  floaters  provide for interest  rate  adjustments  based upon a  multiple  of the  specified  interest  index,  which  further  increases  their  volatility.  The degree of additional  volatility will be directly  proportional to the size of the multiple used in determining interest rate adjustments.  Currently,  the  Portfolio  does not  intend to  invest  more  than 5% of its net  assets in  inverse floaters.

         For an additional  discussion of investing in  collateralized  obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the AST DeAM Small-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

         Equity  Securities.  The  Portfolio  cannot  predict the income it will  receive  from  equity  securities because issuers  generally have  discretion as to the payment of any dividends or  distributions.  However,  equity securities  offer  greater  potential for  appreciation  than many other types of  securities,  because their value generally  increases directly with any increase in the value of the issuer's  business.  Types of equity securities in which the Portfolio may invest include common stocks,  preferred  stocks,  real estate  investment  trusts,  and
American Depositary Receipts.

                  Preferred  Stocks.  In addition to the right to receive  specified  dividends  or  distributions, some preferred stocks also participate in dividends and  distributions  paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The  Portfolio  may also treat such  redeemable  preferred  stock as a fixed income security.

                  Real  Estate  Investment  Trusts  (REITs).  REITs are real estate  investment  trusts that lease, operate and finance  commercial  real  estate.  REITs are exempt from  federal  corporate  income tax if they limit their operations and distribute most of their income.  Such tax  requirements  limit a REIT's ability to respond to changes in the commercial real estate market.

For additional  information on equity  securities and their risks,  see the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Fixed  Income  Securities.  Fixed  income  securities  pay  interest,  dividends  or  distributions  at  a specified  rate.  The  rate  may be a  fixed  percentage  of the  principal  or may be  adjusted  periodically.  In addition,  the issuer of a fixed income security must repay the principal  amount of the security,  normally within a specified  time.  Fixed income  securities  provide  more regular  income than equity  securities.  However,  the returns on fixed  income  securities  are limited and normally do not increase  with the  issuer's  earnings.  This limits the potential appreciation of fixed income securities as compared to equity securities.

         A security's  yield  measures the annual  income  earned on the security as a percentage  of its price.  A security's  yield will increase or decrease  depending  upon whether it costs less (a discount) or more (a premium)
than the  principal  amount.  If the issuer may redeem the security  before its scheduled  maturity,  the price and yield of the security may change based upon the probability of an early redemption.

         Market  factors  other than  changes in interest  rates,  such as the demand for  particular  fixed income securities,  may cause the price of certain fixed income  securities  to fall while the prices of other  securities rise or remain  unchanged.  Fixed income  securities  are also subject to call risk.  Call risk is the  possibility that an issuer may redeem a fixed  income  security  before  maturity (a call) at a price below its current  market price.  An increase in the  likelihood of a call may reduce the  security's  price.  If a fixed income  security is called,  the  Portfolio  may have to reinvest  the proceeds in other fixed income  securities  with lower  interest rates, higher credit risks, or other less favorable characteristics.

         If a security is downgraded,  the Sub-advisor  will  reevaluate the security,  but will not be required to sell it. If the Portfolio buys  securities  that have not received a rating,  the Portfolio must rely entirely upon the Sub-advisor's  credit assessment.  Trading  opportunities are more limited for fixed income securities that are unrated, have received ratings below investment grade or are not widely held.

         Fixed  income  securities  generally  compensate  for greater  credit risk by paying  interest at a higher rate. The difference  between the yield of a security and the yield of a U.S.  Treasury  security with a comparable maturity (the spread) measures the additional  interest paid for risk.  Spreads may increase  generally in response to adverse  economic or market  conditions.  A  security's  spread may also  increase if the  security's  rating is lowered,  or the security is perceived to have an increased  credit risk.  An increase in the spread will cause the price of the security to decline.

         Additional  information  on fixed income  securities  and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The following describes the types of fixed income securities in which the Portfolio may invest.

                  Treasury  Securities.  Treasury  securities are direct  obligations of the federal  government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

                  Agency  Securities.  Agency  securities  are issued or  guaranteed  by a federal  agency or other government  sponsored  entity acting under federal  authority (a "GSE").  The United States supports some GSEs with its full faith and credit.  Other GSEs receive support through federal  subsidies,  loans or other benefits.  A few
GSEs have no  explicit  financial  support,  but are  regarded  as  having  implied  support  because  the  federal government  sponsors their  activities.  Agency  securities are generally  regarded as having low credit risks, but not as low as treasury securities.

                  Mortgage-Backed   Securities.   Mortgage-backed   securities  represent  interests  in  pools  of
mortgages.  The mortgages that comprise a pool normally have similar  interest  rates,  maturities and other terms.
Mortgages may have fixed or adjustable  interest  rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

         Mortgage-backed  securities  come in a  variety  of forms.  Many have  extremely  complicated  terms.  The simplest form of mortgage-backed  securities are pass-through  certificates.  Holders of pass-through  certificates receive a pro rata  share of all  payments  and  pre-payments  from the  underlying  mortgages.  As a  result,  the holders assume all the prepayment risks of the underlying mortgages.

                  Commercial  Paper.  Commercial paper is an issuer's  obligation with a maturity of less than nine months.  Companies  typically  issue  commercial  paper to pay for current  expenditures.  Most issuers  constantly reissue  their  commercial  paper and use the  proceeds  (or bank  loans) to repay  maturing  paper.  If the issuer cannot  continue to obtain  liquidity in this fashion,  its  commercial  paper may default.  The short  maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

                  Corporate Debt  Securities.  Corporate  debt  securities  are fixed income  securities  issued by businesses.  Notes,  bonds,  debentures  and  commercial  paper  are the most  prevalent  types of  corporate  debt securities.  The Portfolio may also  purchase  interests in bank loans to companies.  The credit risks of corporate debt securities vary widely among issuers.

         In addition,  the credit risk of an issuer's debt  security may vary based on its priority for  repayment.
For example,  higher ranking  (senior) debt  securities  have a higher  priority than lower ranking  (subordinated)
securities.  This means that the issuer might not make  payments on  subordinated  securities  while  continuing to make payments on senior  securities.  In addition,  in the event of bankruptcy,  holders of senior  securities will have  priority  over  holders of  subordinated  securities  in terms their  claims on the  company's  assets.  Some subordinated  securities,  such as trust preferred and capital  securities  notes,  also permit the issuer to defer payments under certain  circumstances.  For example,  insurance  companies issue  securities known as surplus notes that  permit  the  insurance  company  to defer  any  payment  that  would  reduce  its  capital  below  regulatory requirements.

                  Bank  Instruments.  Bank  instruments are unsecured  interest-bearing  deposits with banks.  Bank instruments  include  bank  accounts,  time  deposits,  certificates  of deposit and banker's  acceptances.  Yankee instruments are denominated in U.S. dollars and issued by U.S.  branches of foreign banks.  Eurodollar  instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

                  Demand  Instruments.  Demand  instruments  are  corporate  debt  securities  that the issuer must repay upon demand.  Other demand  instruments  require a third party,  such as a dealer or bank, to repurchase  the security  for its face  value  upon  demand.  Because  of the  demand  feature,  the  prices of demand  instruments generally  fluctuate  as though they were  short-term  securities,  even though these  instruments  may have longer stated maturities.

         Convertible  Securities.  Convertible  securities are fixed income  securities  that the Portfolio has the option to exchange for equity  securities  at a specified  conversion  price.  The option  allows the  Portfolio to realize  additional  returns if the  market  price of the equity  securities  exceeds  the  conversion  price.  For example,  the  Portfolio may hold fixed income  securities  that are  convertible  into shares of common stock at a conversion  price of $10 per share.  If the market value of the shares of common stock  reached $12, the  Portfolio could realize an additional $2 per share by converting its fixed income securities.

         Convertible  securities have lower yields than comparable  fixed income  securities.  In addition,  at the time a  convertible  security is issued the  conversion  price  exceeds the market value of the  underlying  equity securities.  Thus,  convertible  securities may provide lower returns than non-convertible  fixed income securities or  equity  securities  depending  upon  changes  in  the  price  of the  underlying  equity  securities.  However, convertible  securities  permit the  Portfolio  to realize some of the  potential  appreciation  of the  underlying equity securities with less risk of losing its initial investment.

         The Portfolio  treats  convertible  securities as both fixed income and equity  securities for purposes of its investment policies and limitations, because of their unique characteristics.

         Derivative  Contracts.  For purposes of the  Portfolio,  derivative  contracts are  financial  instruments that require  payments  based upon changes in the values of  designated  (or  underlying)  securities,  currencies, commodities,  financial  indices  or other  assets.  Some  derivative  contracts  (such as  futures,  forwards  and options)  require  payments  relating  to a future  trade  involving  the  underlying  asset.  The other party to a derivative contract is referred to as a counterparty.

         Many derivative  contracts are traded on securities or commodities  exchanges.  In this case, the exchange sets all the terms of the  contract  except  for the price.  Investors  make  payments  due under  their  contracts through the  exchange.  Most  exchanges  require  investors to maintain  margin  accounts  through their brokers to cover their  potential  obligations  to the exchange.  Parties to the contract make (or collect)  daily payments to the  margin  accounts  to  reflect  losses  (or gains) in the value of their  contracts.  This  protects  investors against  potential  defaults by the  counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

         Exchanges may limit the amount of open  contracts  permitted at any one time.  Such limits may prevent the
Portfolio  from closing out a position.  If this happens,  the Portfolio will be required to keep the contract open
(even if it is losing money on the  contract),  and to make any payments  required  under the contract  (even if it has to sell portfolio securities at unfavorable prices to do so).

         The  Portfolio may also trade  derivative  contracts  over-the-counter  (OTC) in  transactions  negotiated directly  between the Portfolio and the  counterparty.  OTC contracts do not  necessarily  have standard  terms, so they cannot be directly offset with other OTC contracts.  In addition,  OTC contracts with more  specialized  terms may be more difficult to price than exchange traded contracts.

         Depending  upon how the  Portfolio  uses  derivative  contracts and the  relationships  between the market value of a  derivative  contract  and the  underlying  asset,  derivative  contracts  may  increase or decrease the
Portfolio's  exposure  to risks  relating to changes in  security  prices,  interest  rates and  currency  exchange rates.  OTC contracts also expose the Fund to the risk that a counterparty will default on the contract.

         The Portfolio may trade in the following types of derivative contracts:

o        The Portfolio may buy and sell futures contracts relating to financial instruments and indices.
o        The  Portfolio may buy call options on portfolio  securities,  indices and futures in  anticipation  of an increase in the value of the underlying asset.
o        The  Portfolio  may buy put options on  portfolio  securities,  indices and futures in  anticipation  of a decrease in the value of the underlying asset.
o        The  Portfolio  may write call options on  portfolio  securities,  indices and futures to generate  income from  premiums,  and in  anticipation  of a decrease or only limited  increase in the value of the  underlying asset.
o        The Portfolio may also write put options on portfolio  securities,  indices and futures to generate income from  premiums,  and in  anticipation  of an increase or only limited  decrease in the value of the underlying asset.

         For additional  information on derivative  contracts,  including  futures and options,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Foreign  securities are  securities of issuers based outside the United States.  The
Portfolio considers an issuer to be based outside the United States if:

o        it is organized under the laws of, or has a principal office located in, another country;
o        the principal trading market for its securities is in another country; or
o        it (or its  subsidiaries)  derived  in its most  current  fiscal  year at least 50% of its  total  assets, capitalization,  gross revenue or profit from goods  produced,  services  performed,  or sales made in another country.

         Investment  income on foreign  securities may be subject to foreign  withholding or other taxes that could reduce the return on these  securities.  Tax treaties  between the United  States and foreign  countries,  however, may reduce or eliminate  the amount of foreign taxes to which the Portfolio  would be subject.  The effective  rate of foreign tax cannot be predicted  since the amount of Portfolio  assets to be invested  within various  countries is uncertain.

         Additional  Information  about foreign  securities  and their risks is included in this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Foreign Government  Securities.  Foreign government  securities generally consist of fixed income securities  supported by national,  state or provincial  governments  or similar  political  subdivisions.  Foreign
government   securities  also  include  debt   obligations  of  supranational   entities,   such  as  international
organizations  designed or supported by governmental  entities to promote economic  reconstruction  or development, international  banking  institutions  and  related  government  agencies.  Examples of these  include,  but are not limited to, the  International  Bank for  Reconstruction  and Development (the World Bank),  the Asian  Development
Bank, the European Investment Bank and the Inter-American Development Bank.

         Foreign government securities also include fixed income securities of  quasi-governmental  agencies (i.e., securities  issued by entities  owned by a national,  state or equivalent  government or obligations of a political unit that are not  backed  by the  national  government's  full  faith and  credit).  Further,  foreign  government securities include  mortgage-related  securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         Delayed-Delivery  Transactions.  The Portfolio records a delayed-delivery or when-issued  transaction when it agrees to buy the  securities  and  reflects  their value in  determining  the price of its  shares.  Settlement dates may be a month or more after  entering into these  transactions  so that the market values of the  securities
bought  may  vary  from  the  purchase  prices.   Additional   information  on  delayed-delivery   and  when-issued
transactions  is included in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Securities  Lending.   The  Portfolio  may  lend  portfolio   securities  to  borrowers  that  are  deemed
creditworthy  by the Investment  Manager or  Sub-advisor.  The borrower must furnish  additional  collateral if the market value of the loaned  securities  increases.  Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned  securities.  The Portfolio may pay  administrative and custodial fees in  connection  with a loan and may pay a negotiated  portion of the interest  earned on the cash  collateral  to a securities  lending agent or broker.  Additional  information about securities lending and its risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are
applicable  to  the  AST  Federated   Aggressive  Growth   Portfolio.   These  limitations  are  not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         2.       The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         3.       The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

AST Goldman Sachs Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST Lord Abbett Small Cap Value
Portfolio) is to seek long-term capital appreciation.

Investment Policies:

         Foreign  Currency  Hedging  Techniques.  The  Portfolio  expects to enter into  forward  foreign  currency contracts in primarily two  circumstances.  First,  when the  Portfolio  enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar  price of the security.  Second,  when  management  believes  that the  currency  of a  particular  foreign  country may suffer a decline  against the U.S.  dollar,  the Portfolio  may enter into a forward  contract to sell the amount of foreign currency  approximating  the  value  of some  or all of the  Portfolio's  securities  denominated  in such  foreign currency  or, in the  alternative,  the  Portfolio  may use a  cross-hedging  technique  whereby  it sells  another currency  which the  Portfolio  expects to decline in a similar  way but which has a lower  transaction  cost.  The
Portfolio does not intend to enter into forward  contracts under this second  circumstance  on a continuous  basis.
For an additional  discussion of forward foreign currency  contracts and certain risks involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase  foreign  currency put options and write foreign  currency call options on
U.S.  exchanges or U.S.  over-the-counter  markets.  Exchange-listed  options  markets in the United States include several  major  currencies,  and  trading  may be thin and  illiquid.  A number  of major  investment  firms  trade unlisted  options which are more flexible  than  exchange-listed  options with respect to strike price and maturity date.  Unlisted  options  generally  are  available  in a wider  range of  currencies.  Unlisted  foreign  currency options are generally  less liquid than listed options and involve the credit risk  associated  with the individual issuer.  Unlisted  options,  together  with  other  illiquid  securities,  are  subject  to a  limit  of 15% of the
Portfolio's  net assets.  The premiums  paid for foreign  currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign  currency only in conjunction  with a purchase of a put option on that  currency.  Such a strategy  is  designed  to reduce the cost of  downside  currency  protection  by limiting currency  appreciation  potential.  The face value of such call writing may not exceed 90% of the value of the  securities  denominated in such currency  invested in by the Portfolio or in such cross currency  (referred to above) to cover such call writing.  For an  additional  discussion  of foreign  currency  options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Call  Options  on Stock.  The  Portfolio  may,  from time to time,  write call  options  on its  portfolio securities.  The  Portfolio  may write only call options which are  "covered,"  meaning that the  Portfolio  either owns the underlying  security or has an absolute and immediate right to acquire that security,  without  additional cash  consideration,  upon  conversion  or  exchange  of  other  securities  currently  held in its  portfolio.  In addition,  the  Portfolio  will not permit the call to become  uncovered  prior to the  expiration of the option or termination through a closing purchase transaction.

         The Portfolio would not be able to effect a closing purchase  transaction  after it had received notice of exercise.  In order to write a call  option,  the  Portfolio  is  required  to comply with the rules of The Options
Clearing  Corporation  and the various  exchanges  with respect to collateral  requirements.  The Portfolio may not purchase call options except in connection  with a closing  purchase  transaction.  It is possible that the cost of effecting a closing  purchase  transaction  may be greater than the premium  received by the  Portfolio for writing the option.

         Generally,  the Portfolio  intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio  securities  because the premiums received may offset to some extent the decline in the  Portfolio's  net asset value  occasioned by such  declines in market  value.  Except as part of the
"sell  discipline"  described  below,  the Portfolio  will  generally not write listed covered call options when it anticipates that the market values of its portfolio securities will increase.

         One reason for the  Portfolio to write call options is as part of a "sell  discipline."  If the  Portfolio decides  that a  portfolio  security  would be  overvalued  and should be sold at a certain  price  higher than the current  price,  it could write an option on the stock at the higher  price.  Should the stock  subsequently  reach that price and the option be exercised,  the Portfolio  would, in effect,  have increased the selling price of that stock,  which it would  have  sold at that  price in any  event,  by the  amount of the  premium.  In the event the market  price of the stock  declined  and the option  were not  exercised,  the  premium  would  offset all or some portion of the decline.  It is possible that the price of the stock could increase  beyond the exercise  price;  in that event, the Portfolio would forego the opportunity to sell the stock at that higher price.

         In  addition,  call  options  may be used as part of a  different  strategy  in  connection  with sales of portfolio  securities.  If, in the judgment of the  Sub-advisor,  the market price of a stock is overvalued  and it should be sold,  the  Portfolio  may elect to write a call option with an exercise  price below the current  market price.  As long as the value of the  underlying  security  remains above the exercise  price during the term of the option,  the option will, in all  probability,  be exercised,  in which case the Portfolio will be required to sell the stock at the  exercise  price.  If the sum of the premium and the  exercise  price  exceeds the market price of the stock at the time the call option is written,  the  Portfolio  would,  in effect,  have  increased  the selling price of the stock.  The Portfolio would not write a call option in these  circumstances  if the sum of the premium and the  exercise  price were less than the current  market price of the stock.  For an  additional  discussion  of call options and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Put Options on Stock.  The  Portfolio may also write listed put options.  Writing  listed put options is a useful portfolio  investment  strategy when the Portfolio has cash or other reserves  available for investment as a result of sales of Portfolio  shares or, more  importantly,  because the Sub-advisor  believes a more defensive and less fully invested position is desirable in light of market  conditions.  If the Sub-advisor  wishes to invest its cash or reserves in a particular  security at a price lower than current  market  value,  it may write a put option on that  security at an exercise  price which  reflects  the lower price it is willing to pay. The buyer of the put option  generally  will not exercise the option unless the market price of the  underlying  security  declines to a price near or below the exercise  price.  If the Portfolio  writes a listed put, the price of the underlying  stock declines and the option is exercised,  the premium,  net of  transaction  charges,  will reduce the purchase  price paid by the  Portfolio  for the stock.  The price of the stock may  decline by an amount in excess of the  premium, in which event the Portfolio would have foregone an opportunity to purchase the stock at a lower price.

         If, prior to the exercise of a put option,  the  Portfolio  determines  that it no longer wishes to invest in the stock on which the put option  had been  written,  the  Portfolio  may be able to effect a closing  purchase transaction  on an  exchange  by  purchasing  a put  option of the same  series as the one which it has  previously written.  The cost of  effecting  a closing  purchase  transaction  may be greater  than the  premium  received  on writing the put option and there is no  guarantee  that a closing  purchase  transaction  can be  effected.  For an additional  discussion  of put options and certain  risks  involved  therein,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index Options.  Except as describe  below,  the Portfolio will write call options on indices only if on such date it holds a portfolio  of stocks at least equal to the value of the index  times the  multiplier  times the number of  contracts.  When the  Portfolio  writes a call option on a  broadly-based  stock market  index,  the
Portfolio  will  segregate  or put into  escrow with its  custodian,  or pledge to a broker as  collateral  for the option,  one or more "qualified  securities" with a market value at the time the option is written of not less than
100% of the current index value times the multiplier times the number of contracts.

         Trading  in index  options  commenced  in April  1983 with the S&P 100  option  (formerly  called the CBOE
100).  Since that time a number of additional  index option  contracts have been  introduced  including  options on industry  indices.  Although the markets for certain index option  contracts  have developed  rapidly,  the markets for other index  options are still  relatively  illiquid.  The ability to establish and close out positions on such options will be subject to the  development and maintenance of a liquid  secondary  market.  It is not certain that this market will develop in all index option  contracts.  The Portfolio  will not purchase or sell any index option contract unless and until, in the  Sub-advisor's  opinion,  the market for such options has developed  sufficiently that such risk in connection  with such  transactions  in no greater than such risk in  connection  with options on stocks.  For an  additional  discussion  of stock index  options  and  certain  risks  involved  therein,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Portfolio  will engage in  transactions  in stock index futures  contracts as a hedge  against  changes  resulting  from  market  conditions  in the  values  of  securities  which are held in the
Portfolio's  portfolio or which it intends to purchase.  The Portfolio will engage in such  transactions  when they are economically  appropriate for the reduction of risks inherent in the ongoing  management of the Portfolio.  The
Portfolio may not purchase or sell stock index futures if, immediately  thereafter,  more than one-third of its net assets  would be hedged and, in addition,  except as described  above in the case of a call written and held on the same index,  will write call options on indices or sell stock index futures only if the amount  resulting  from the multiplication  of the then current level of the index (or indices) upon which the option or future  contract(s) is based,  the applicable  multiplier(s),  and the number of futures or options  contracts which would be outstanding, would not exceed one-third of the value of the Portfolio's net assets.

         Limitations  on Stock  Options,  Options  on Stock  Indices  and Stock  Index  Futures  Transactions.  The
Portfolio may write put and call options on stocks only if they are covered,  and such options must remain  covered so long as the Portfolio is obligated as a writer.  The Portfolio  does not currently  intend to write covered call options with respect to securities  with an aggregate  market value of more than 5% of its gross assets at the time an option is written.  The Portfolio  will not (a) write puts having an aggregate  exercise  price greater than 25%
of the  Portfolio's net assets;  or (b) purchase (i) put options on stocks not held in the  Portfolio's  portfolio,
(ii) put options on stock  indices,  or (iii) call options on stocks or stock indices if, after any such  purchase, the aggregate premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special  Risks of Writing  Calls on Indices.  Because  exercises  of index  options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  stocks,  cannot provide in advance for, or cover, its potential  settlement  obligations by acquiring and holding the  underlying  securities.  However,  the  Portfolio  will write call  options on indices  only under the circumstances  described  above  under  "Limitations  on Stock  Options,  Options on Stock  Indices and Stock Index
Futures Transactions."

         Unless the Portfolio has other liquid  assets that are  sufficient to satisfy the exercise of a call,  the
Portfolio  would be  required to  liquidate  portfolio  securities  in order to satisfy  the  exercise.  Because an exercise  must be  settled  within  hours  after  receiving  the  notice of  exercise,  if the  Portfolio  fails to anticipate  an exercise,  it may have to borrow (in amounts not  exceeding  20% of the  Portfolio's  total  assets)
pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When the Portfolio has written a call,  there is also a risk that the market may decline  between the time the call is written and the time the  Portfolio  is able to sell stocks in its  portfolio.  As with stock  options, the  Portfolio  will not learn that an index option has been  exercised  until the day  following the exercise date but, unlike a call on stock where the Portfolio  would be able to deliver the underlying  securities in settlement, the Series  may have to sell part of its stock  portfolio  in order to make  settlement  in cash,  and the price of such stocks might decline before they can be sold.  This timing risk makes certain  strategies  involving more than one option  substantially  more risky with index  options than with stock  options.  For example,  even if an index call which the  Portfolio  has written is  "covered"  by an index call held by the  Portfolio  with the same strike price,  the  Portfolio  will bear the risk that the level of the index may decline  between the close of trading on the date the  exercise  notice is filed  with the  clearing  corporation  and the close of  trading on the date the
Portfolio  exercises  the call it holds or the time the  Portfolio  sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Short Sales.  The  Portfolio may make short sales of  securities  or maintain a short  position,  provided that at all  times  when a short  position  is open  the  Portfolio  owns an equal  amount  of such  securities  or securities convertible into or exchangeable,  without payment of any further consideration,  for an equal amount of the  securities  of the same issuer as the  securities  sold short (a "short sale  against-the-box"),  and that not more than 25% of the  Portfolio's  net  assets  (determined  at the time of the short  sale) may be subject to such sales.  Notwithstanding  this 25% limitation,  the Portfolio does not currently  intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

         Debt  Securities.  The Portfolio may invest in straight bonds or other debt  securities,  including  lower rated,  high-yield  bonds.  Neither an issuer's  ceasing to be rated  investment grade nor a rating reduction below that  grade will  require  elimination  of a bond from the  Portfolio's  portfolio.  The  Portfolio  has no present intention  to commit  more than 5% of gross  assets to  investing  in debt  securities.  For a  discussion  of debt securities,  including  lower  rated,  high-yield  bonds,  see this  Statement  under  "Certain  Risk  Factors  and
Investment Methods."

         Real Estate  Investment  Trusts  (REITs).  The Portfolio  may invest in shares of REITs.  REITs are pooled investment  vehicles  which  invest  primarily in real estate or real estate  related  loans.  REITs are  generally classified  as equity REITs,  mortgage  REITs or a combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets  directly in real property and derive income  primarily  from the collection of rents.
Equity REITs can also realize capital gains by selling  properties that have  appreciated in value.  Mortgage REITs invest the majority of their assets in real estate  mortgages  and derive  income from the  collection  of interest payments.  Like  regulated  investment  companies such as the Funds,  REITs are not taxed on income  distributed to shareholders  provided they comply with certain  requirements  under the Internal  Revenue Code (the  "Code").  The
Portfolio  will  indirectly  bear its  proportionate  share of any  expenses  paid by REITs in which it  invests in addition to the expenses paid by the Portfolio.

         Investing in REITs  involves  certain  unique risks.  Equity REITs may be affected by changes in the value of the underlying  property owned by such REITs,  while mortgage REITs may be affected by the quality of any credit extended.  REITs are  dependent  upon  management  skills,  are not  diversified  (except  to the  extent  the Code requires),  and are subject to the risks of financing  projects.  REITs are subject to heavy cash flow  dependency, default by borrowers,  self-liquidation,  and the  possibilities  of failing to qualify for the exemption  from tax for distributed  income under the Code and failing to maintain their exemptions from the Investment  Company Act of
1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are
applicable  to  the  AST  Goldman  Sachs  Small-Cap  Value  Portfolio.   The  limitations  are  not   "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Pledge  its  assets  (other  than  to  secure  borrowings  or to  the  extent  permitted  by  the
Portfolio's investment policies as permitted by applicable law);

         2.       Make short sales of securities  or maintain a short  position  except to the extent  permitted by applicable law;

         3.       Invest  knowingly  more  than 15% of its net  assets  (at the  time of  investment)  in  illiquid securities,  except for securities  qualifying for resale under Rule 144A of the Securities Act of 1933,  deemed to be liquid by the Board of Trustees;

         4.       Invest in the securities of other investment companies except as permitted by applicable law;

         5.       Invest in real estate  limited  partnership  interests or interests in oil, gas or other  mineral leases,  or exploration or other  development  programs,  except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

         6.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST Gabelli Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST T. Rowe Price Small Company
Value  Portfolio) is to provide  long-term  capital  appreciation  by investing  primarily in  small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although  primarily all of the Portfolio's  assets are invested in common stocks, the Portfolio may invest in convertible  securities,  corporate debt securities and preferred stocks.  The fixed-income  securities in which the  Portfolio  may invest  include,  but are not limited to,  those  described  below.  See this  Statement  under
"Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes,  bonds  and  other  debt  securities  issued  by  the  U.S.
Treasury.  These  are  direct  obligations  of the  U.S.  Government  and  differ  mainly  in the  length  of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal  agencies.  These  include  securities  issued by the Federal  National  Mortgage  Association,  Government
National Mortgage Association,  Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration,  Banks for
Cooperatives,  Federal  Intermediate  Credit Banks,  Federal  Financing Bank, Farm Credit Banks, the Small Business
Association,  and the Tennessee  Valley  Authority.  Some of these  securities  are supported by the full faith and credit of the U.S. Treasury;  and the remainder are supported only by the credit of the instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank   Obligations.   Certificates  of  deposit,   bankers'   acceptances,   and  other   short-term  debt
obligations.  Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time  draft  drawn on a  commercial  bank by a  borrower,  usually  in  connection  with  international  commercial transactions.  Certificates  of deposit may have fixed or variable  rates.  The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities.  Outstanding  nonconvertible  corporate debt securities (e.g., bonds and debentures)  which have one year or less remaining to maturity.  Corporate notes may have fixed,  variable,  or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term credit needs.  Certain notes may have floating or variable rates.

         Foreign Government Securities.  Issued or guaranteed by a foreign government,  province,  instrumentality, political subdivision or similar unit thereof.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term debt obligations of savings and loan associations.

         Supranational  Entities.  The  Portfolio  may also  invest  in the  securities  of  certain  supranational entities, such as the International Development Bank.

         Lower-Rated Debt Securities.  The Portfolio's  investment  program permits it to purchase below investment grade  securities,  commonly  referred  to as  "junk  bonds."  The  Portfolio  will  not  purchase  a junk  bond if immediately  after such  purchase  the  Portfolio  would  have more than 5% of its total  assets  invested  in such securities.  Since investors  generally  perceive that there are greater risks  associated with investment in lower quality  securities,  the yields  from such  securities  normally  exceed  those  obtainable  from  higher  quality securities.  However,  the principal  value of  lower-rated  securities  generally  will fluctuate more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default -- that is, the nonpayment of interest and  principal  by the issuer than higher  quality  investments.  Such  securities  are also subject to special risks,  discussed below. Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit analysis,  and  attention  to trends in the  economy,  industries  and  financial  markets,  such  efforts will not eliminate  all risk.  There can,  of course,  be no  assurance  that the  Portfolio  will  achieve  its  investment objective.

         After  purchase  by the  Portfolio,  a debt  security  may cease to be rated or its  rating may be reduced below the minimum  required for purchase by the  Portfolio.  Neither  event will require a sale of such security by the Portfolio.  However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should  continue  to hold the  security.  To the extent  that the  ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable ratings as  standards  for  investments  in  accordance  with the  investment  policies  contained  in the  Trust's
Prospectus.

         Junk bonds are regarded as predominantly  speculative with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves greater investment risk, to the extent the Portfolio  invests in such bonds,  achievement of its investment  objective will be more  dependent on the  Sub-advisor's  credit  analysis than would be the case if the Portfolio was investing in higher quality bonds.  For a discussion of the special risks  involved in low-rated  bonds,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities are securities  representing interests in a pool of  mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its rating may be reduced below the minimum  required for purchase by the  Portfolio.  Neither  event will require a sale of such security by the Portfolio.  However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should  continue  to hold the  security.  To the extent  that the  ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable ratings as  standards  for  investments  in  accordance  with the  investment  policies  contained  in the  Trust's
Prospectus.  For a  discussion  of  mortgage-backed  securities  and  certain  risks  involved  therein,  see  this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations (CMOs). CMOs are obligations fully  collateralized by a portfolio of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed through to the  holders  of the CMOs on the same  schedule  as they are  received,  although  certain  classes of CMOs have priority  over others with respect to the receipt of  prepayments  on the  mortgages.  Therefore,  depending on the type of CMOs in which  the  Portfolio  invests,  the  investment  may be  subject  to a greater  or lesser  risk of prepayment  than other types of  mortgage-related  securities.  For an  additional  discussion  of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped  Agency  Mortgage-Backed   Securities.   Stripped  Agency  Mortgage-Backed  securities  represent
interests  in a pool of  mortgages,  the cash flow of which has been  separated  into its  interest  and  principal components.  "IOs"  (interest  only  securities)  receive  the  interest  portion  of the  cash  flow  while  "POs"
(principal  only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed  Securities may be
issued by U.S.  Government  Agencies or by private  issuers  similar to those  described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall,  the value of IOs tends to move in the same  direction  as  interest  rates.  The  value of the  other  mortgage-backed  securities  described herein,  like other debt  instruments,  will tend to move in the  opposite  direction  compared to interest  rates.
Under the Internal  Revenue Code of 1986, as amended,  POs may generate  taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments
(including  prepayments)  on the  related  underlying  mortgage  assets.  For  example,  a rapid  or  slow  rate of principal  payments  may  have a  material  adverse  effect  on the  prices  of IOs or  POs,  respectively.  If the underlying  mortgage assets experience greater than anticipated  prepayments of principal,  an investor may fail to recoup fully its initial  investment in an IO class of a stripped  mortgage-backed  security,  even if the IO class is  rated  AAA or Aaa or is  derived  from a full  faith  and  credit  obligation.  Conversely,  if the  underlying mortgage  assets  experience  slower than  anticipated  prepayments  of principal,  the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The  Portfolio  will  treat IOs and POs,  other  than  government-issued  IOs or POs  backed by fixed rate mortgages,  as illiquid securities and,  accordingly,  limit its investments in such securities,  together with all other illiquid  securities,  to 15% of the Portfolio's net assets.  The Sub-advisor will determine the liquidity of these  investments based on the following  guidelines:  the type of issuer;  type of collateral,  including age and prepayment  characteristics;  rate of interest on coupon  relative  to current  market  rates and the effect of the rate on the  potential for  prepayments;  complexity  of the issue's  structure,  including the number of tranches;
size of the  issue;  and the  number  of  dealers  who make a market  in the IO or PO.  The  Portfolio  will  treat non-government-issued  IOs and POs not backed by fixed or adjustable  rate  mortgages as illiquid  unless and until the SEC modifies its position.

         Asset-Backed  Securities.  The Portfolio may invest a portion of its assets in debt  obligations  known as asset-backed  securities.  The credit  quality of most  asset-backed  securities  depends  primarily  on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the  originator or any other  affiliated  entities and the amount and quality of any credit  support provided to the securities.  The rate of principal  payment on  asset-backed  securities  generally  depends on the rate of  principal  payments  received  on the  underlying  assets  which in turn may be  affected  by a variety of economic  and other  factors.  As a result,  the yield on any  asset-backed  security is  difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  which are backed by receivables  from motor vehicle  installment  sales  contracts or installment  loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable  Securities.  The Portfolio may invest in asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The Sub-advisor  anticipates that  asset-backed  securities backed by assets other than those  described  above will be issued in the  future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent  with its investment  objective and policies.  For a discussion of these  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and Investment
Methods."

         Writing  Covered Call Options.  The Portfolio may write (sell)  American or European style  "covered" call options and  purchase  options to close out options  previously  written by a  Portfolio.  In writing  covered call options,  the  Portfolio  expects  to  generate  additional  premium  income  which  should  serve to  enhance  the
Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies  which,  in the  Sub-advisor's opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio  will write only covered call options.  This means that the Portfolio  will own the security or currency  subject to the option or an option to purchase the same  underlying  security or  currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option,  or will establish and maintain with its  custodian  for the term of the option,  an account  consisting  of cash or other liquid  assets  having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's  investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the  writing of naked or  uncovered  options,  which the  Portfolio  will not do),  but  capable of  enhancing  the
Portfolio's total return.  When writing a covered call option, the Portfolio,  in return for the premium,  gives up the opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but  conversely  retains the risk of loss should the price of the  security  or  currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which the  Portfolio  has written  expires,  the
Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is exercised, the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency.  The  Portfolio does  not  consider  a  security  or  currency  covered  by a call  to be  "pledged"  as  that  term is used in the
Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options  written by the Portfolio will normally have  expiration  dates of less than nine months from the date  written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the  underlying  securities or currencies at the time the options are written.  From time to time, the Portfolio may  purchase an  underlying  security or currency  for delivery in  accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering  such  security or  currency  from its  portfolio.  In such cases, additional costs may be incurred.

         The  premium  received is the market  value of an option.  The premium the  Portfolio  will  receive  from writing a call option will reflect,  among other things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or  currency,  and the length of the option  period.  Once the decision to write a call option has been made, the Sub-advisor,  in determining  whether a particular call option should be written on a particular security or currency,  will  consider the  reasonableness  of the  anticipated  premium and the  likelihood  that a liquid  secondary  market will exist for those options.  The premium  received by the Portfolio for writing covered call  options  will be recorded as a liability  of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest asked price.  The option will be  terminated  upon  expiration  of the option,  the purchase of an identical option in a closing  transaction,  or delivery of the  underlying  security  or currency  upon the  exercise of the option.

         The  Portfolio  will  realize  a profit or loss from a  closing  purchase  transaction  if the cost of the transaction  is less or more than the premium  received  from the writing of the option.  Because  increases in the market price of a call option will generally  reflect  increases in the market price of the underlying  security or currency,  any loss  resulting  from the  repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The  Portfolio  will not write a covered call option if, as a result,  the  aggregate  market value of all portfolio  securities  or  currencies  covering  call  or  put  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering  written calls and puts, the value of purchased calls and puts on identical  securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write  American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The  Portfolio  would write put options  only on a covered  basis,  which means that the  Portfolio  would maintain in a segregated  account cash, U.S.  government  securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio  will own an option to sell the underlying  security or currency  subject  to the option  having an  exercise  price  equal to or greater  than the  exercise  price of the
"covered"  option  at all  times  while  the put  option  is  outstanding.  (The  rules of a  clearing  corporation currently  require  that  such  assets  be  deposited  in escrow to secure  payment  of the  exercise  price.)  The
Portfolio would generally write covered put options in circumstances  where the Sub-advisor  wishes to purchase the underlying  security or currency for the  Portfolio at a price lower than the current  market price of the security or  currency.  In such event the  Portfolio  would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects  the lower price it is willing to pay.  Since the  Portfolio  would also receive  interest on debt  securities or  currencies  maintained  to cover the exercise  price of the option,  this technique  could be used to  enhance  current  return  during  periods  of market  uncertainty.  The risk in such a transaction  would be that the  market  price of the  underlying  security  or  currency  would  decline  below the exercise price less the premiums  received.  Such a decline could be substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities  or  currencies which it may be  required  to purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with respect to such specific securities or currencies.

         The  Portfolio  will not write a covered put option if, as a result,  the  aggregate  market  value of all portfolio  securities  or  currencies  covering  put  or  call  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio has the right to sell the  underlying  security or currency at the exercise price at any time during the option period (American  style) or at the expiration of the option  (European  style).
The  Portfolio  may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase  put options for  defensive  purposes in order to protect  against an anticipated  decline  in the value of its  securities  or  currencies.  An  example  of such use of put  options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The  premium  paid by the  Portfolio  when  purchasing  a put option  will be  recorded as an asset of the
Portfolio.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is  computed  (close of New York Stock
Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated  upon  expiration of the option,  the selling  (writing)  of an  identical  option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call  Options.  The  Portfolio may purchase  American or European  style call options.  As the holder of a call  option,  the  Portfolio  has the right to  purchase  the  underlying  security or currency at the exercise price at any time during the option period  (American  style) or at the expiration of the option (European style).  The Portfolio  may enter into closing sale  transactions  with respect to such  options,  exercise them or permit them to expire.  The Portfolio may purchase  call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current return.  The Portfolio may also purchase call options in order to acquire the  underlying  securities or  currencies.  Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio  may also  purchase call options on underlying  securities or currencies it owns in order to protect  unrealized  gains on call options  previously  written by it. A call option  would be  purchased  for this purpose  where  tax  considerations  make  it  inadvisable  to  realize  such  gains  through  a  closing  purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options.  The Portfolio may engage in transactions  involving  dealer options.
Certain  risks are  specific  to dealer  options.  While the  Portfolio  would  look to a clearing  corporation  to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it  purchased  the option to perform if the option were  exercised.  Failure by the dealer to do so would result  in the  loss  of the  premium  paid by the  Portfolio  as well  as  loss  of the  expected  benefit  of the transaction.  For a discussion of dealer  options,  see this  Statement  under "Certain Risk Factors and Investment
Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including  stock index,  interest rate and currency futures  ("futures" or "futures  contracts").  The Portfolio may also enter into futures on  commodities  related  to the types of  companies  in which it  invests,  such as oil and gold  futures.
Otherwise  the nature of such futures and the  regulatory  limitations  and risks to which they are subject are the same as those described below.

         Stock  index  futures  contracts  may be used to attempt to hedge a portion  of the  Portfolio,  as a cash management  tool,  or as an  efficient  way for the  Sub-advisor  to  implement  either an  increase or decrease in portfolio  market  exposure in response to changing market  conditions.  The Portfolio may purchase or sell futures contracts with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the Portfolio must sell futures  contacts with respect to indices or subindices  whose  movements will have a significant  correlation with movements in the prices of the Portfolio's securities.

         Interest  rate  or  currency  futures  contracts  may be used to  attempt  to  hedge  against  changes  in prevailing  levels  of  interest  rates or  currency  exchange  rates in order to  establish  more  definitely  the effective  return on  securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard, the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in  interest  rates or  currency  exchange  rates and  purchase  such  futures as an offset  against  the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will  enter  into  futures  contracts  which are traded on  national  or  foreign  futures exchanges,  and are standardized as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United  States are  regulated  under the  Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures  contracts  could be used for the  above-referenced  purposes,  futures contracts  offer an effective and relatively low cost means of  implementing  the  Portfolio's  objectives in these areas.

                  Regulatory  Limitations.  The  Portfolio  will engage in futures  contracts  and options  thereon only for bona fide hedging,  yield  enhancement,  and risk  management  purposes,  in each case in accordance  with rules and regulations of the CFTC.

         The  Portfolio  may not  purchase  or sell  futures  contracts  or related  options  if,  with  respect to positions  which do not  qualify as bona fide  hedging  under  applicable  CFTC  rules,  the sum of the  amounts of initial  margin  deposits  and  premiums  paid on those  positions  would  exceed 5% of the net asset  value of the
Portfolio after taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into;  provided,  however,  that in the  case of an  option  that is  in-the-money  at the  time of  purchase,  the in-the-money  amount may be excluded in  calculating  the 5%  limitation.  For  purposes of this policy  options on futures  contracts  and foreign  currency  options  traded on a commodities  exchange  will be considered  "related options."  This policy may be modified by the Board of Trustees of the Trust  without a  shareholder  vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the Portfolio,  an amount of cash or other liquid assets equal to the market value of the futures  contracts and options  thereon  (less any related  margin  deposits),  will be identified by the Portfolio to cover the position, or  alternative  cover (such as owning an offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account  cannot be sold while the position in the  corresponding  option or future is open,  unless they are replaced with similar assets.  As a result,  the commitment of a large portion of the  Portfolio's  assets to cover or identified  accounts could impede  portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio  may purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or purchasing  call and put options on stock index futures, the  Portfolio  may write or purchase  call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures  contracts  (or  options  thereon)  may be made on  behalf  of the  Portfolio  and  other  mutual  funds or portfolios  of mutual  funds  managed  by the  Sub-advisor  or its  affiliates.  Such  aggregated  orders  would be allocated  among  the  Portfolio  and such  other  portfolios  in a fair and  non-discriminatory  manner.  See this
Statement and Trust's  Prospectus under "Certain Risk Factors and Investment  Methods" for a description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although the Portfolio  has no current  intention of engaging in  futures  or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such futures  and options  trading  might  involve  risks  which  differ from those  involved in the futures and options described above.

         Foreign  Futures and Options.  The  Portfolio is permitted to invest in foreign  futures and options.  For a description of foreign  futures and options and certain risks involved  therein as well as certain risks involved in foreign  investing,  see this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Foreign   Securities.    The   Portfolio   may   invest   in   U.S.    dollar-denominated   and   non-U.S.
dollar-denominated  securities  of  foreign  issuers.  There are  special  risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while others  relate more to the countries in which the
Portfolio  will  invest.  Many of the  risks  are  more  pronounced  for  investments  in  developing  or  emerging countries,  such as many of the countries of Southeast  Asia,  Latin  America,  Eastern Europe and the Middle East.
For an additional  discussion of certain risks involved in investing in foreign securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted  directly between currency traders (usually large,  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement,  and no commissions are charged at any stage for trades.

         The  Portfolio  may enter  into  forward  contracts  for a variety  of  purposes  in  connection  with the management  of the foreign  securities  portion of its  portfolio.  The  Portfolio's  use of such  contracts  would include,  but not be limited to, the following.  First,  when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the Sub-advisor  believes that one currency may experience a substantial  movement against another  currency,  including the U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former foreign currency,  approximating the value of some or all of the Portfolio's  securities  denominated in such  foreign  currency.  Alternatively,  where  appropriate,  the  Portfolio  may hedge all or part of its foreign currency  exposure  through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the  foreign  currency  to be sold  exceeds  the value of the  securities  denominated  in such currency.  The use of this basket  hedging  technique  may be more  efficient  and  economical  than  entering into separate  forward  contracts for each currency held in the Portfolio.  The precise matching of the forward contract amounts and the value of the  securities  involved  will not  generally be possible  since the future value of such securities  in  foreign  currencies  will  change  as a  consequence  of  market  movements  in the  value of those securities  between  the date the forward  contract is entered  into and the date it  matures.  The  projection  of short-term currency market movement is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly  uncertain.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be  incorporated  into the longer  term  investment  decisions  made with  regard to  overall  diversification strategies.  However,  Sub-advisor  believes  that it is  important  to have the  flexibility  to enter  into  such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio  may enter into forward  contracts for any other  purpose  consistent  with the  Portfolio's investment  objective and policies.  However,  the Portfolio  will not enter into a forward  contract,  or maintain exposure to any such  contract(s),  if the amount of foreign  currency  required to be delivered  thereunder  would exceed the Portfolio's  holdings of liquid assets and currency available for cover of the forward  contract(s).  In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the Portfolio  may sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and either extend the maturity of the forward contract (by
"rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio  security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract prices.  If the  Portfolio  engages in an  offsetting  transaction,  it may  subsequently  enter into a new forward contract to sell the foreign  currency.  Should forward  prices  decline during the period between the  Portfolio's entering  into a forward  contract  for the sale of a foreign  currency  and the date it enters into an  offsetting contract for the purchase of the foreign  currency,  the  Portfolio  will realize a gain to the extent the price of the  currency it has agreed to sell exceeds the price of the  currency it has agreed to  purchase.  Should  forward prices  increase,  the  Portfolio  will  suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the transactions  described  above.  However,  the Portfolio  reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter  into  forward  contracts  with  regard to its  foreign  currency-denominated  securities  and will not do so unless deemed  appropriate  by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.
It  simply  establishes  a rate of  exchange  at a future  date.  Additionally,  although  such  contracts  tend to minimize  the risk of loss due to a decline in the value of the  hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its  holdings  of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the difference  (the "spread")  between the prices at which they are buying  and  selling  various  currencies.  Thus,  a dealer  may offer to sell a foreign  currency  to the
Portfolio  at one rate,  while  offering a lesser  rate of  exchange  should the  Portfolio  desire to resell  that currency to the dealer.  For a discussion of certain risk factors  involved in foreign currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal  Tax  Treatment  of Options,  Futures  Contracts  and  Forward  Foreign  Exchange  Contracts.  The
Portfolio may enter into certain option,  futures,  and forward foreign exchange  contracts,  including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section 1256  contracts will be considered to have been closed at the end of the  Portfolio's  fiscal  year and any gains or losses  will be  recognized  for tax  purposes at that time.
Such gains or losses from the normal  closing or  settlement  of such  transactions  will be  characterized  as 60%
long-term  capital  gain  (taxable  at a  maximum  rate of 20%) or loss  and 40%  short-term  capital  gain or loss regardless of the holding  period of the instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary  income or loss).  The  Portfolio  will be  required  to  distribute  net  gains on such  transactions  to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward foreign  exchange  contracts,  including  options and futures on currencies, which offset a foreign dollar  denominated bond or currency  position may be considered  straddles for tax purposes in which case a loss on any  position in a straddle  will be subject to deferral to the extent of  unrealized  gain in an offsetting  position.  The holding  period of the  securities or currencies  comprising  the straddle will be deemed  not to begin  until  the  straddle  is  terminated.  The  holding  period  of the  security  offsetting  an
"in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to  continue  to qualify  for  federal  income tax  treatment  as a regulated investment  company,  at least 90% of its gross income for a taxable year must be derived from  qualifying  income,
i.e.,  dividends,  interest,  income  derived from loans of  securities,  and gains from the sale of  securities or currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward  contracts may be deemed a "constructive  sale" of offsetting  securities,  which could result in a taxable gain from the sale being  distributed  to  shareholders.  The Portfolio  would be required to  distribute  any such gain even though it would not receive  proceeds from the sale at the time the option,  futures or forward  position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have  been  developed  and  combine  the  elements  of  futures contracts,  options  or  other  financial  instruments  with  those  of  debt,  preferred  equity  or a  depositary instrument (hereinafter "Hybrid Instruments).  Hybrid Instruments may take a variety of forms,  including,  but not limited to, debt  instruments  with interest or principal  payments or redemption  terms determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities  with the  conversion  terms related to a particular  commodity.  For a discussion of certain risks involved in investing in hybrid  instruments see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  Although the  Portfolio  has no current  intention,  in the  foreseeable future,  of  engaging  in  reverse  repurchase  agreements,  the  Portfolio  reserves  the right to do so.  Reverse repurchase  agreements  are  ordinary  repurchase  agreements  in which a fund is the  seller of,  rather  than the investor  in,  securities,  and  agrees to  repurchase  them at an agreed  upon  time and  price.  Use of a reverse repurchase  agreement may be preferable to a regular sale and later repurchase of the securities  because it avoids certain market risks and  transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Portfolio.

         Short Sales.  The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box").  In a short sale, the Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale.  The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short, the Portfolio will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Portfolio may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the
Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Warrants.  The Portfolio may acquire  warrants.  For a discussion of certain risks involved  therein,  see this Statement under "Certain Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio may invest in small, less well-known companies that have operated for less than three years  (including  predecessors).  The securities of such companies may have a limited trading market,  which may adversely affect their  disposition and can result in their being priced lower than might  otherwise be the case.  If other  investment  companies  and investors who invest in such issuers trade the same  securities  when the  Portfolio  attempts to dispose of its  holdings,  the  Portfolio  may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in  reorganization  transactions sell at a premium to their  historic  market price  immediately  prior to the  announcement  of the tender offer or reorganization  proposal.  However,  the  increased  market price of such  securities  may also  discount  what the stated or appraised value of the security would be if the  contemplated  transaction  were approved or consummated.
Such  investments  may be advantageous  when the discount  significantly  overstates the risk of the  contingencies involved,  significantly  undervalues the  securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately to recognize the possibility that the offer or proposal  may be  replaced  or  superseded  by an offer or  proposal  of  greater  value.  The  evaluation  of such contingencies  requires  unusually  broad  knowledge  and  experience  on the part of the  Sub-advisor,  which must appraise  not only the  value of the  issuer  and its  component  businesses  and the  assets or  securities  to be received as a result of the contemplated  transaction,  but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In making such  investments,  the Portfolio will be subject to its  diversification  and other  investment restrictions,  including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets  may be  invested  in the  securities  of any  issuer  (see this  Statement  under  "Fundamental  Investment
Restrictions").  Because  such  investments  are  ordinarily  short term in nature,  they will tend to increase the
Portfolio's  portfolio  turnover  rate,  thereby  increasing  its brokerage  and other  transaction  expenses.  The
Sub-advisor  intends to select  investments of the type described that, in its view, have a reasonable  prospect of capital growth that is  significant in relation to both the risk involved and the potential of available  alternate investments.

         Lending of Portfolio  Securities.  Securities loans are made to broker-dealers or institutional  investors or other persons,  pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all  times to the  value of the  securities  lent  marked  to  market  on a daily  basis.  The  collateral received will consist of cash or U.S.  government  securities.  While the  securities are being lent, the Portfolio will  continue to receive the  equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment  of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with  securities  trading on foreign  markets,  within such  longer  period of time which  coincides  with the normal  settlement  period for purchases and sales of such  securities  in such foreign  markets.  The  Portfolio  will not have the right to vote securities  while they are being lent,  but it will call a loan in  anticipation  of any important  vote. The risks in lending  portfolio  securities,  as with  other  extensions  of secured  credit,  consist of  possible  delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         When-Issued  Securities  and Forward  Commitment  Contracts.  The Portfolio  may purchase  securities on a
"when-issued" or delayed delivery basis and may purchase  securities on a forward  commitment  basis. Any or all of the  Portfolio's  investments in debt  securities  may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally,  the  settlement  date occurs within 90 days of the purchase  for  when-issueds,  but  may  be  substantially  longer  for  forwards.  The  Portfolio  will  cover  its commitments  with respect to these  securities  by  maintaining  cash and/or other liquid assets with its custodian bank  equal  in  value  to these  commitments  during  the time  between  the  purchase  and the  settlement.  Such segregated  securities  either  will  mature or, if  necessary,  be sold on or before the  settlement  date.  For a discussion of these securities and the risks involved  therein,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Money  Market  Securities.  The  Portfolio  will hold a certain  portion of its assets in U.S. and foreign dollar-denominated  money market  securities,  including  repurchase  agreements,  rated in the two highest  rating categories, maturing in one year or less.

         Investment  Opportunities  and Related  Limitations.  Affiliates of the  Sub-advisor  may, in the ordinary course  of  their  business,  acquire  for  their  own  account  or for the  accounts  of their  advisory  clients, significant  (and possibly  controlling)  positions in the  securities  of companies  that may also be suitable for investment by the  Portfolio.  The  securities  in which the Portfolio  might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several  years have adopted  so-called  "poison pill" or other defensive  measures  designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such  defensive  measures may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the  affiliates of the  Sub-advisor  or their  advisory  accounts have or acquire a significant  position  in the same  securities.  However,  the  Sub-advisor  does not believe  that the  investment activities  of its  affiliates  will have a material  adverse  effect upon the  Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio  generally are accorded  priority of execution over orders  entered on behalf of accounts in which the  Sub-advisor  or its  affiliates  have a  substantial  pecuniary interest.  The Portfolio may invest in the securities of companies that are  investment  management  clients of the
Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or their  officers  or  directors  may be minority shareholders of the Sub-advisor or its affiliates.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Gabelli  Small-Cap Value Portfolio.  These  limitations are not  "fundamental"  restrictions, and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase a futures  contract or an option  thereon if, with  respect to  positions  in futures or options on futures which do not  represent  bona fide hedging,  the aggregate  initial  margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

         4.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such  securities.  Securities  eligible for resale under Rule 144A of the  Securities Act of 1933 may be subject to this 15% limitation;

         5.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance  with the 1940 Act or the  conditions  of any order of exemption  from the SEC  regarding  the purchase of  securities of money market funds managed by the Sub-advisor or its affiliates;

         6.       Purchase  securities on margin,  except (i) for use of short-term  credit necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures contracts or other permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security owned by the Portfolio as security for indebtedness  except as may be necessary in connection with  permissible  borrowings or investments and then such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the Trust's Prospectus and this Statement;

         9.       Sell securities short, except that the Fund may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         10.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the
Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants  acquired as a result of the purchase of another  security.  For purposes of these  percentage  limitations,  the warrants will be valued at the lower of cost or market.

AST Janus Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts
("ADRs"),  which are  described in the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods."
Holders of unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary  of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through voting rights.  The  Portfolio  may also invest in European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time,  the  Portfolio  may  invest in  securities  of other investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Portfolio may invest in securities  of money market funds  managed by the  Sub-advisor  in excess of the  limitations  of Section  12(d)(1)
under  the  terms of an SEC  exemptive  order  obtained  by the  Sub-advisor  and the  funds  that are  advised  or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The Portfolio may invest in municipal  obligations issued by states,  territories and  possessions  of the United  States and the District of Columbia.  The value of  municipal  obligations  can be affected by changes in their actual or perceived  credit quality.  The credit quality of municipal  obligations can be  affected by among  other  things the  financial  condition  of the issuer or  guarantor,  the  issuer's  future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general borrowing purpose,  political or economic  developments in the region where the security is issued,  and the liquidity of the security.  Because  municipal  securities  are  generally  traded  over-the-counter,  the liquidity of a particular issue  often  depends on the  willingness  of  dealers  to make a market in the  security.  The  liquidity  of some municipal  obligations  may be enhanced by demand  features,  which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of  income  producing  securities  that the  Portfolio  may  purchase include,  but are not limited to, (i) variable and floating rate obligations,  which are securities having interest rates that are adjusted  periodically  according to a specified  formula,  usually with  reference to some interest rate index or market interest rate, (ii) standby  commitments,  which are instruments similar to puts that give the holder the option to obligate a broker,  dealer or bank to  repurchase a security at a specified  price,  and (iii)
tender  option bonds,  which are  relatively  long-term  bonds that are coupled with the agreement of a third party
(such as a broker,  dealer or bank) to grant the holders of such  securities the option to tender the securities to the institution at periodic  intervals.  The Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand  features  primarily for the purpose of increasing  the  liquidity of its  portfolio.  The
Portfolio  may also invest in inverse  floaters,  which are debt  instruments  the  interest on which  varies in an inverse  relationship  to the interest rate on another  security.  If movements in interest  rates are  incorrectly anticipated,  the Portfolio  could lose money or its net asset value could decline by the use of inverse  floaters.
The  Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The  Portfolio may also invest in strip bonds,  which are debt securities that are stripped of their interest  (usually by a financial  intermediary)
after the securities are issued.  The market value of these  securities  generally  fluctuates  more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this Statement  under
"Certain Risk Factors and Investment Methods."  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  For the purposes of the Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk  Securities.  The  Portfolio may invest up to 35% of its net assets in bonds that are rated below  investment  grade.  The Portfolio  may also invest in unrated debt  securities of foreign and domestic issuers.  Unrated  debt,  while not  necessarily  of lower quality than rated  securities,  may not have as broad a market.  Because of the size and perceived demand of the issue,  among other factors,  certain  municipalities  may not incur the costs of obtaining a rating.  The Sub-advisor  will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party responsible for payments on the security,  in determining whether to purchase  unrated  municipal  bonds.  Unrated  bonds will be included  in the 35% limit  unless the  Sub-advisor deems such securities to be the equivalent of investment  grade  securities.  For a description of these securities and a discussion of the risks involved therein,  see this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         The  Portfolio  may  purchase  defaulted  securities  subject  to the  above  limits,  but  only  when the
Sub-advisor  believes,  based upon its analysis of the  financial  condition,  results of  operations  and economic outlook of an issuer,  that there is potential for resumption of income  payments and that the securities  offer an unusual  opportunity for capital  appreciation.  Notwithstanding  the Sub-advisor's  belief as to the resumption of income,  however,  the purchase of any security on which  payment of interest or dividends is suspended  involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial  and  Market  Risks.  Investments  in  securities  that are in  default  involve a high degree of financial and market risks that can result in  substantial  or, at times,  even total losses.  Issuers of defaulted  securities may have  substantial  capital needs and may become involved in bankruptcy or  reorganization proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be difficult to obtain  information  about their  condition.  The market  prices of  securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio  Securities.  Although the Portfolio  generally will purchase securities for which the  Sub-advisor  expects an active market to be  maintained,  defaulted  securities may be less actively traded than other  securities  and it may be difficult to dispose of  substantial  holdings of such  securities  at prevailing  market  prices.  The  Portfolio  will  limit  holdings  of any  such  securities  to  amounts  that the
Sub-advisor  believes could be readily sold, and holdings of such securities  would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse  Repurchase  Agreements.  The Portfolio may use reverse  repurchase  agreements to provide cash to satisfy unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling  portfolio  securities,  or to earn additional  income on portfolio  securities,  such as Treasury bills or notes.  The Portfolio will enter into reverse  repurchase  agreements only with parties that the Sub-advisor  deems creditworthy.  Using reverse  repurchase  agreements to earn additional  income involves the risk that the interest earned on the invested  proceeds is less than the expense of the reverse  repurchase  agreement  transaction.  This technique  may also have a leveraging  effect on the  Portfolio,  although  the  requirement  for the  Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an  additional  discussion  of  reverse  repurchase  agreements  and  their  risks,  see  the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward  Contracts.  The Portfolio may enter into futures  contracts on  securities, financial indices,  and foreign currencies and options on such contracts,  and may invest in options on securities, financial indices,  and foreign  currencies,  and forward contracts.  The Portfolio will not enter into any futures contracts  or  options  on  futures  contracts  if the  aggregate  amount  of  the  Portfolio's  commitments  under outstanding  futures contract  positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's  total assets.  The Portfolio may invest in forward currency  contracts with stated
values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities, and on indices  based on the types of  securities,  in which the  Portfolio is permitted  to invest  directly.  The
Portfolio will effect such  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor  for monitoring the  creditworthiness  of those  entities.  To the extent that an option purchased or written by the Portfolio in a negotiated  transaction is illiquid,  the value of the option  purchased or the amount of the Portfolio's  obligations  under an option it has written,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the Sub-advisor  believes it would be advantageous for the Portfolio to do so. For a description  of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The  Portfolio  may  make  investments  in  Eurodollar  instruments.  Eurodollar instruments  are U.S.  dollar-denominated  futures  contracts  or  options  thereon  that are  linked to the London
Interbank  Offered Rate ("LIBOR"),  although  foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for  borrowings.  The Portfolio might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The Portfolio  may enter into interest rate swaps,  caps and floors on either  an  asset-based  or  liability-based  basis,  depending  upon  whether  it is  hedging  its  assets  or its liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted  out,  with  the  Portfolio  receiving  or  paying,  as the  case may be,  only  the net  amount  of the two payments).  The net  amount of the  excess,  if any,  of the  Portfolio's  obligations  over its  entitlement  with respect  to each  interest  rate swap will be  calculated  on a daily  basis and an amount of cash or other  liquid assets  having  an  aggregate  net  asset  value at least  equal to the  accrued  excess  will be  maintained  in a segregated  account by the  Portfolio's  custodian.  If the  Portfolio  enters into an interest  rate swap on other than a net  basis,  it would  maintain a  segregated  account in the full  amount  accrued on a daily  basis of its obligations  with  respect to the swap.  The  Portfolio  will not enter into any interest  rate swap,  cap or floor transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering into such  transaction.
The  Sub-advisor  will  monitor the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a transaction,  the Portfolio  will have  contractual  remedies  pursuant to the agreements related to the transaction.

         The swap  market  has grown  substantially  in recent  years with a large  number of banks and  investment banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market has become  relatively  liquid.  Caps and floors are more recent innovations  for which  standardized  documentation  has not yet been developed and,  accordingly,  are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis,  of its obligations with respect to any caps or floors.

         There is no limit on the  amount  of  interest  rate swap  transactions  that may be  entered  into by the
Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other  underlying assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the  documentation currently  used in those  markets,  the risk of loss with  respect  to  interest  rate  swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make. If the other party to an interest rate  swap  that is not  collateralized  defaults,  the  Portfolio  would  risk  the loss of the  payments  that it contractually  is  entitled to  receive.  The  Portfolio  may buy and sell  (i.e.,  write) caps and floors  without limitation, subject to the segregation requirement described above.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Janus Mid-Cap Growth Portfolio.  These limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short without the payment of any additional  consideration  therefor,  and  provided  that  transactions  in  futures,  options,  swaps and  forward contracts are not deemed to constitute selling securities short.

         2.       The  Portfolio  does not  currently  intend to  purchase  securities  on margin,  except that the
Portfolio may obtain such  short-term  credits as are necessary  for the  clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions  in futures,  options,  swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio  may not  mortgage  or pledge any  securities  owned or held by the  Portfolio  in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to  reverse  repurchase  agreements,  deposits  of assets to  margin,  guarantee  positions  in  futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         4.       The  Portfolio  does not  currently  intend to purchase  any  security or enter into a repurchase agreement  if,  as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by  virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available  market.  The
Trustees,  or the Portfolio's  Sub-advisor  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market  exists  for  securities  eligible  for  resale  pursuant  to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

         5.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Securities  Loans.  In order to realize income,  the Portfolio may lend portfolio  securities with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms, or institutional  investors.  Borrowers are required  continuously  to secure their  obligations to return  securities on loan from the Portfolio by depositing collateral,  which will be marked to market  daily,  in a form  determined to be  satisfactory  by the Trustees and equal to at least 100% of the market  value of the loaned  securities,  which will also be marked to market  daily.
The Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason,  the  collateral  should  satisfy the  obligation.  However,  as with other  extensions  of secured credit,  loans of portfolio  securities  involve some risk of loss of rights in the collateral  should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In  a  reverse  repurchase  agreement,  the  Portfolio  sells  portfolio securities  subject to its agreement to repurchase  the  securities at a later date for a fixed price  reflecting a market rate of interest;  these  agreements are considered  borrowings for purposes of the  Portfolio's  investment limitations and policies  concerning  borrowings.  There is a risk that the  counterparty  to a reverse  repurchase agreement will be unable or unwilling to complete the  transaction as scheduled,  which may result in losses to the
Portfolio.

         Covered Call Options.  The  Portfolio  may write  covered call options on  securities it owns.  Generally, the  purpose of writing  these  options is to reduce the  effect of price  fluctuation  of  securities  held by the
Portfolio's  net asset  value.  Securities  on which call  options may be written by the  Portfolio  are  purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When  the  Portfolio  writes a call  option,  it is  obligated  to sell a  security  to a  purchaser  at a specified  price at any time until a certain date if the  purchaser  decides to exercise the option.  The Portfolio receives a premium for writing the call option.  The  Portfolio  writes only  "covered"  call options on securities it owns.  So long as the  obligation  of the writer of the call  option  continues,  the writer may be  assigned an exercise  notice,  requiring it to deliver the  underlying  security  against  payment of the exercise  price.  The
Portfolio  may be obligated to deliver  securities  underlying a call option at less than the market price  thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified  price until a specified  date.  A call option  would be  purchased  by the  Portfolio to offset a previously written call option.

         The  writing  of  covered  call  options  is a  conservative  investment  technique  believed  to  involve relatively  little risk (in contrast to the writing of "naked" or uncovered call options,  which the Portfolio will not do),  but is capable of enhancing  the  Portfolio's  total  return.  When  writing a covered  call option,  the
Portfolio,  in return for the premium,  gives up the opportunity for profit from a price increase in the underlying security  above the  exercise  price,  but  conversely  retains the risk of loss  should the price of the  security decline.  If a call option that the Portfolio has written  expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  in the case of a call option,  that gain may be offset by a decline in the market value of the underlying  security during the option period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The  exercise  price of an option may be below,  equal to, or above the market  value of the  underlying security at the time the option is written.  Options  normally have expiration  dates between three and nine months from the date  written.  The  obligation  under any  option  terminates  upon  expiration  of the  option or, at an earlier time, when the writer offsets the option by entering into a "closing  purchase  transaction" to purchase an option of the same series.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees  completion of, every  exchange-traded  option. In contrast,
OTC options are contracts  between the Portfolio and its  counter-party  with no clearing  organization  guarantee.
Thus,  when the  Portfolio  sells or purchases an OTC option,  it generally  will be able to "close out" the option prior to its  expiration  only by entering into a "closing  purchase  transaction"  with the dealer to whom or from whom the Portfolio  originally  sold or purchased the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in OTC options,  and will limit  counterparties in such transactions to dealers  with a net  worth of at least $20  million  as  reported  in their  latest  financial  statements.  For an additional  discussion  of OTC  options  and their  risks,  see this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or  purchases) an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other  things,  the current  market  price of the  underlying  security,  the  relationship  of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option  period,  the  general  supply of and demand for credit,  and the general  interest  rate  environment.  The premium  received by the  Portfolio for writing an option is recorded as a liability on the  Portfolio's  statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection with purchasing or writing options,  including those  used to  close  out  existing  positions.  These  brokerage  commissions  normally  are  higher  than  those applicable to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may invest in U.S.  dollar-denominated  equity  and debt  securities issued by foreign issuers  (including  governments,  quasi-governments  and foreign banks) and foreign  branches of
U.S.  banks,  including  negotiable CDs and commercial  paper.  These  investments  are subject to the  Portfolio's quality  standards.  While  investments  in foreign  securities  are intended to reduce risk by  providing  further diversification,  such  investments  involve  sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity,  debt, or other  income-producing  securities  that are denominated in or indexed to foreign  currencies,  including,  but not limited to (1) common and preferred stocks, (2) convertible securities,  (3) warrants,  (4) CDs,  commercial paper,  fixed-time  deposits,  and bankers'  acceptances issued by foreign banks,  (5)  obligations  of other  corporations,  and (6)  obligations  of foreign  governments,  or their subdivisions,  agencies,  and  instrumentalities,  international  agencies,  and supranational  entities.  Risks of investing in foreign currency denominated  securities include (1) nationalization,  expropriation,  or confiscatory taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3) expropriation or  nationalization of foreign portfolio  companies.  Mail service between  the U.S.  and  foreign  countries  may be slower or less  reliable  than  within the United  States,  thus increasing  the risk of delayed  settlements  of  portfolio  transactions  or loss of  certificates  for  portfolio securities.  For an additional  discussion of the risks associated with foreign securities,  whether denominated in
U.S. dollars or foreign  currencies,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and
Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest rates in other  countries are often affected by local factors, including  the  strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal and monetary policies,  and the  international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or unfavorably  from the U.S.  economy  in such  respects  as  gross  national  product,  rate of  inflation,  capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and settlement  procedures,  and in certain  markets there have been times when settlements have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct  such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion  of the assets of the  Portfolio  is  uninvested  and no return is earned  thereon.  The  inability  of the
Portfolio  to make  intended  security  purchases  due to  settlement  problems  could cause the  Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities  due to  settlement  problems could result either in losses to the Portfolio  due to  subsequent  declines in value of the portfolio  securities, or, if the  Portfolio  has entered into a contract to sell the  securities,  could result in possible  liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  Foreign debt  securities are subject to  risks  similar  to those  of  other  foreign  securities,  as well as  risks  similar  to  those of other  debt securities,  as  discussed  in this  Statement  and in the Trust's  Prospectus  under  "Investment  Objectives  and
Policies" and "Certain Risk Factors and Investment Methods."

         In order  to limit  the risk  inherent  in  investing  in  foreign  currency-denominated  securities,  the
Portfolio  may not purchase any such  security if after such  purchase  more than 10% of its total assets (taken at market  value)  would be invested in such  securities.  Within  such  limitation,  however,  the  Portfolio  is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The  Portfolio  may engage in foreign  currency  exchange  transactions.
Foreign  currency  exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate
                                                                                ----
prevailing in the foreign  currency  exchange  market,  or through  entering into forward  contracts to purchase or sell  foreign  currencies  ("forward  contracts").  The  Portfolio  may enter into  forward  contracts  in order to protect against  uncertainty in the level of future foreign  currency  exchange  rates.  The Portfolio may also use forward contracts for non-hedging purposes.

         A forward  contract  involves an  obligation  to purchase  or sell a specific  currency at a future  date, which may be any fixed number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the  contract.  These  contracts  are traded in the  interbank  market conducted  directly  between traders  (usually large  commercial  banks) and their  customers.  A forward  contract generally has no deposit  requirement,  and no commissions  are charged at any stage for trades.  Although  foreign exchange  dealers  do not  charge a fee for  conversion,  they do  realize a profit  based on the  difference  (the spread) between the price at which they are buying and selling various currencies.

         When the  Portfolio  enters  into a  contract  for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar  price of the  security.  By entering  into a forward contract for the purchase or sale, for a fixed amount of U.S.  dollars,  of the amount of foreign currency involved in the  underlying  security  transactions,  the Portfolio  will be able to protect itself against a possible loss.
When the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward  contract to sell the amount of foreign  currency for a fixed amount of dollars which  approximates  the value of some or all of a Portfolio's  securities  denominated  in such foreign currency.

         The  Portfolio  may also engage in  cross-hedging  by using  forward  contracts  in one  currency to hedge against  fluctuations  in the  value of  securities  denominated  in a  different  currency,  when the  Sub-advisor believes that there is a pattern of  correlation  between the two  currencies.  The Portfolio may also purchase and sell forward  contracts for non-hedging  purposes when the Sub-advisor  anticipates  that the foreign currency will appreciate  or  depreciate  in  value,  but  securities  in that  currency  do not  present  attractive  investment opportunities and are not held in the Portfolio's portfolio.

         When the  Portfolio  engages in forward  contracts  for hedging  purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the
Portfolio  to deliver an amount of foreign  currency in excess of the value of its  portfolio  securities  or other assets  denominated in that currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign  currency or terminate  its  contractual  obligation to deliver by purchasing an offsetting contract  obligating  it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the
Portfolio  chooses to make delivery of the foreign  currency,  it may be required to obtain such  currency  through the sale of portfolio  securities  denominated  in such  currency or through  conversion  of other assets into such currency.  If the  Portfolio  engages in an  offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward contract  prices.  Closing  purchase  transactions  with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio  is not  required  to  enter  into  such  transactions  and will  not do so  unless  deemed appropriate by the Sub-advisor.

         Using forward  contracts to protect the value of the Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply establishes  a rate of  exchange  which can be achieved at some future  point in time.  The precise  projection  of short-term  currency  market  movements is not  possible,  and  short-term  hedging  provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward  contracts to reduce currency  exchange rate risks,  transactions in such  contracts  involve  certain  other risks.  Thus,  while the  Portfolio  may benefit  from such  transactions, unanticipated  changes in currency  prices may result in a poorer overall  performance for the Portfolio than if it had not engaged in any such  transactions.  Moreover,  there may be imperfect  correlation  between the Portfolio's holdings of securities  denominated in a particular  currency and forward  contracts entered into by the Portfolio.
Such  imperfect  correlation  may cause the  Portfolio to sustain  losses  which will  prevent it from  achieving a complete hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter into a forward  contract  with a term of greater  than one year.
The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the  Portfolio  engages in forward  contracts for the sale or purchase of  currencies,  the Portfolio will either  cover its  position or  establish a  segregated  account.  The  Portfolio  will  consider its position covered if it has  securities  in the  currency  subject to the forward  contract,  or  otherwise  has the right to obtain that currency at no additional  cost. In the alternative,  the Portfolio will place cash,  fixed income,  or equity  securities  (denominated in the foreign  currency subject to the forward  contract) in a separate  account.
The amounts in such  separate  account will equal the value of the  Portfolio's  assets which are  committed to the consummation  of  foreign  currency  exchange  contracts.  If the value of the  securities  placed in the  separate account  declines,  the Portfolio will place  additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign  currency  exchange  contracts and their risks,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio  may write and  purchase  covered  call and put options on foreign  currencies in amounts not exceeding 5% of its net assets for the purpose of  protecting  against  declines in the U.S.  dollar  value of  portfolio  securities  or  increases in the  U.S.-dollar  cost of  securities  to be acquired,  or to protect the dollar  equivalent  of dividend,  interest,  or other payment on those  securities.  A decline in the dollar value of a foreign  currency in which portfolio  securities are  denominated  will reduce the dollar  value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to protect  against such  decreases in the value of portfolio  securities,  the  Portfolio may purchase put options on the  foreign  currency.  If the value of the  currency  declines,  the  Portfolio  will have the right to sell such currency for a fixed amount of dollars  which  exceeds the market  value of such  currency.  This would result in a gain that may  offset,  in whole or in part,  the  negative  effect of  currency  depreciation  on the value of the
Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities  to be acquired by the  Portfolio  are denominated  rises,  thereby  increasing  the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the  value of such  currency  increases  sufficiently,  the  Portfolio  will  have the right to purchase  that currency for a fixed amount of dollars  which is less than the market value of that  currency.  Such a  purchase  would  result  in a gain that may  offset,  at least  partially,  the  effect of any  currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however,  the benefit the Portfolio  derives from purchasing  foreign  currency options will be reduced by the amount of the premium and related  transaction  costs.
In addition,  if currency exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio could sustain  losses on  transactions  in foreign  currency  options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write  options on foreign  currencies  for hedging  purposes.  For example,  if the
Sub-advisor  anticipates  a decline  in the dollar  value of foreign  currency  denominated  securities  because of declining  exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the  relevant currency.  If the  expected  decline  occurs,  the option will most likely not be  exercised,  and the  decrease in value of  portfolio  securities  will be offset,  at least in part,  by the amount of the  premium  received by the
Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option,  to hedge against an  anticipated  increase in the dollar cost of  securities  to be acquired.  If exchange rates move in the manner  projected,  the put option most likely will not be  exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange  rate  fluctuations  occur,  a put or call  option  may be  exercised  and the
Portfolio  could be required to purchase or sell the  underlying  currency at a loss which may not be fully  offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be required to forego all or a portion of the  benefits  which  might  otherwise  have been  obtained  from  favorable movements in currency  exchange  rates.  Options on foreign  currencies may be traded on U.S. or foreign  exchanges or  over-the-counter  options or foreign  currencies  that are traded on the OTC market and involve  liquidity  and credit risks that may not be present in the case of exchange-traded currency options.

         A call  option  written on foreign  currency by the  Portfolio  is  "covered"  if the  Portfolio  owns the underlying  foreign  currency  subject to the call,  or if it has an absolute and  immediate  right to acquire that foreign  currency  without  additional cash  consideration.  A call option is also covered if the Portfolio holds a call on the same foreign  currency for the same  principal  amount as the call written where the exercise  price of the call  held is (a)  equal to or less  than the  exercise  price of the  call  written  or (b)  greater  than the exercise  price of the call written if the amount of the  difference is maintained by the Portfolio in cash,  fixed income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other options,  as discussed  above and in this
Statement under "Certain Risk Factors and Investment Methods."

         Cover for  Options  on  Securities,  Forward  Contracts,  and  Options  on  Foreign  Currencies  ("Hedging
Instruments").  The  Portfolio  will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed  income,  or equity  securities.  Securities  held in a  segregated  account  cannot be sold while the futures,  option,  or forward strategy  covered by those  securities is outstanding,  unless they are replaced with other suitable  assets.  As a result,  segregation  of a large  percentage of the  Portfolio's  assets could impede portfolio  management  or the  Portfolio's  ability  to meet  current  obligations.  The  Portfolio  may be  unable promptly  to dispose of assets that  cover,  or are  segregated  with  respect  to, an illiquid  options or forward position; this inability may result in a loss to the Portfolio.

         Preferred  Stock.  The  Portfolio  may  invest  in  preferred  stock.  Unlike  interest  payments  on debt securities,  dividends  on  preferred  stock are  generally  payable at the  discretion  of the  issuer's  board of directors,  although  preferred  shareholders  may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid,  and generally  have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's  creditworthiness  than are the prices of debt securities.

         Fixed  Income  Securities.  The  Portfolio  may invest in money market  instruments,  U.S.  Government  or
Agency  securities,  and corporate  bonds and debentures  receiving one of the four highest ratings from Standard &
Poor's Ratings Group ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's") or any other  nationally  recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such  rated  securities.  The  ratings  of an NRSRO  represent  its  opinion as to the  quality  of  securities  it undertakes  to rate.  Ratings  are not  absolute  standards  of  quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have  different  yields.  Although the  Portfolio may rely on the ratings of any
NRSRO,  the Portfolio  mainly refers to ratings  assigned by S&P and Moody's,  which are described in Appendix A to this Statement.

         Fixed income  securities  are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such factors as interest rate sensitivity,  market perception of the  creditworthiness  of the issuer, and general market liquidity
("market  risk").  Lower-rated  securities  are more likely to react to  developments  affecting  market and credit risk than are more highly rated  securities,  which react  primarily to movements in the general  level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price  volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade  debt  securities.  An economic  downturn  affecting the issuer may result in an increased  incidence  of default.  The market for  lower-rated  securities  may be thinner and less active than for
higher-rated  securities.   Pricing  of  thinly  traded  securities  requires  greater  judgment  than  pricing  of securities for which market transactions are regularly reported.

         If the quality of any fixed income  securities  held by the Portfolio  deteriorates so that they no longer would be eligible  for  purchase by the  Portfolio,  the  Portfolio  will engage in an orderly  disposition  of the securities to the extent  necessary to ensure that the  Portfolio's  holding of such  securities will not exceed 5%
of its net assets.

         Convertible   Securities.   The  Portfolio  may  invest  in  convertible  securities  of  any  quality.  A convertible  security  entitles  the holder to receive  interest  paid or accrued on debt or the  dividend  paid on
preferred  stock  until  the  convertible  security  matures  or  is  redeemed,   converted  or  exchanged.  Before
conversion,  convertible  securities  ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar  issuers,  but lower than the yield on  non-convertible  debt.  Convertible securities are usually  subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a  corporation's  capital  structure.  The value of a  convertible  security  is a function  of (1) its yield in comparison  with the yields of other  securities of  comparable  maturity and quality that do not have a conversion privilege,  and (2) its worth, at market value,  if converted into the underlying  common stock.  Convertible  debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be volatile.
The price of a convertible  security often reflects such variations in the price of the underlying  common stock in a way that  nonconvertible  debt does not. A  convertible  security may be subject to  redemption  at the option of the issuer at a price established in the security's  governing  instrument.  If a convertible  security held by the
Portfolio  is called for  redemption,  the  Portfolio  will be  required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these  actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial  Paper.  Commercial  paper  is a  short-term  debt  security  issued  by a  corporation,  bank, municipality,  or other  issuer,  usually for purposes  such as financing  current  operations.  The  Portfolio may invest only in commercial  paper  receiving the highest  rating from S&P (A-1) or Moody's  (P-1),  or deemed by the
Sub-advisor to be of equivalent quality.

         The  Portfolio may invest in  commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities normally will be considered  illiquid and subject to the  Portfolio's  15%  limitation on  investments  in illiquid securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines  established by the Board of Trustees.

         Banking and Savings  Institution  Securities.  The Portfolio may invest in banking and savings institution obligations,  which include CDs, time deposits, bankers' acceptances,  and other short-term debt obligations issued by savings  institutions.  CDs are receipts for funds deposited for a specified  period of time at a specified rate of return;  time deposits generally are similar to CDs, but are uncertificated;  and bankers'  acceptances are time drafts drawn on commercial banks by borrowers,  usually in connection with international  commercial  transactions.
The CDs,  time  deposits,  and bankers'  acceptances  in which the Portfolio  invests  typically are not covered by deposit insurance.

         Investment  Policies Which May be Changed  Without  Shareholder  Approval.  The following  limitations are applicable  to  the  AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio.  These  limitations  are  not  fundamental restrictions and can be changed without shareholder approval.

         1.       The  Portfolio  may not purchase  securities  if  outstanding  borrowings,  including any reverse repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         3.       The Portfolio may not purchase  securities on margin from brokers,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of securities  transactions.  Margin payments in connection  with  transactions  in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The  Portfolio  may not  sell  securities  short,  unless  it owns or has  the  right  to  obtain securities  equivalent  in kind and amount to the  securities  sold without  payment of  additional  consideration.
Transactions in futures contracts and options shall not constitute selling securities short.

         5.       The  Portfolio  may not purchase  any  security if, as a result,  more than 15% of its net assets would be  invested  in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within seven days in the ordinary  course of business for  approximately  the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Securities  Loans.  In order to realize income,  the Portfolio may lend portfolio  securities with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms, or institutional  investors.  Borrowers are required  continuously  to secure their  obligations to return  securities on loan from the Portfolio by depositing collateral,  which will be marked to market  daily,  in a form  determined to be  satisfactory  by the Trustees and equal to at least 100% of the market  value of the loaned  securities,  which will also be marked to market  daily.
The Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason,  the  collateral  should  satisfy the  obligation.  However,  as with other  extensions  of secured credit,  loans of portfolio  securities  involve some risk of loss of rights in the collateral  should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In  a  reverse  repurchase  agreement,  the  Portfolio  sells  portfolio securities  subject to its agreement to repurchase  the  securities at a later date for a fixed price  reflecting a market rate of interest;  these  agreements are considered  borrowings for purposes of the  Portfolio's  investment limitations and policies  concerning  borrowings.  There is a risk that the  counterparty  to a reverse  repurchase agreement will be unable or unwilling to complete the  transaction as scheduled,  which may result in losses to the
Portfolio.

         Covered Call  Options.  The  Portfolio  may write  covered call options on securities it owns valued at up to 10% of its net assets and may purchase  call options in related  closing  transactions.  Generally,  the purpose of writing these options is to reduce the effect of price  fluctuations  of securities held by the Portfolio on the
Portfolio's  net asset  value.  Securities  on which call  options may be written by the  Portfolio  are  purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When  the  Portfolio  writes a call  option,  it is  obligated  to sell a  security  to a  purchaser  at a specified  price at any time until a certain date if the  purchaser  decides to exercise the option.  The Portfolio receives a premium for writing the call option.  The  Portfolio  writes only  "covered"  call options on securities it owns.  So long as the  obligation  of the writer of the call  option  continues,  the writer may be  assigned an exercise  notice,  requiring it to deliver the  underlying  security  against  payment of the exercise  price.  The
Portfolio  may be obligated to deliver  securities  underlying a call option at less than the market price  thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified  price until a specified  date.  A call option  would be  purchased  by the  Portfolio to offset a previously written call option.

         The  writing  of  covered  call  options  is a  conservative  investment  technique  believed  to  involve relatively  little risk (in contrast to the writing of "naked" or uncovered call options,  which the Portfolio will not do),  but is capable of enhancing  the  Portfolio's  total  return.  When  writing a covered  call option,  the
Portfolio,  in return for the premium,  gives up the opportunity for profit from a price increase in the underlying security  above the  exercise  price,  but  conversely  retains the risk of loss  should the price of the  security decline.  If a call option that the Portfolio has written  expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the underlying security  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale or purchase of the underlying security.

           The  exercise  price of an option may be below,  equal to, or above the market  value of the  underlying security at the time the option is written.  Options  normally have expiration  dates between three and nine months from the date  written.  The  obligation  under any  option  terminates  upon  expiration  of the  option or, at an earlier time, when the writer offsets the option by entering into a "closing  purchase  transaction" to purchase an option of the same series.  If an option is purchased by the Portfolio and is never  exercised,  the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees  completion of, every  exchange-traded  option. In contrast,
OTC options are contracts  between the Portfolio and its  counter-party  with no clearing  organization  guarantee.
Thus,  when the  Portfolio  sells or purchases an OTC option,  it generally  will be able to "close out" the option prior to its  expiration  only by entering into a "closing  purchase  transaction"  with the dealer to whom or from whom the Portfolio  originally  sold or purchased the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in OTC options,  and will limit  counterparties in such transactions to dealers  with a net  worth of at least $20  million  as  reported  in their  latest  financial  statements.  For an additional  discussion  of OTC  options  and their  risks,  see this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or  purchases) an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other  things,  the current  market  price of the  underlying  security,  the  relationship  of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option  period,  the  general  supply of and demand for credit,  and the general  interest  rate  environment.  The premium  received by the  Portfolio for writing an option is recorded as a liability on the  Portfolio's  statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection with purchasing or writing options,  including those  used to  close  out  existing  positions.  These  brokerage  commissions  normally  are  higher  than  those applicable to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio  may invest in U.S.  dollar-denominated  securities  issued by foreign issuers (including  governments and  quasi-governments)  and foreign branches of U.S. banks,  including  negotiable
CDs and commercial paper.  These investments are subject to the Portfolio's  quality  standards.  While investments in foreign securities are intended to reduce risk by providing further  diversification,  such investments  involve sovereign  and other  risks,  in  addition  to the  credit and  market  risks  normally  associated  with  domestic securities.

         The Portfolio may invest in equity,  debt, or other  income-producing  securities  that are denominated in or indexed to foreign  currencies,  including,  but not limited to (1) common and preferred stocks, (2) convertible securities,  (3) CDs, commercial paper,  fixed-time deposits, and bankers' acceptances issued by foreign banks, (4)
obligations of other corporations,  and (5) obligations of foreign  governments,  or their subdivisions,  agencies, and  instrumentalities,  international  agencies,  and  supranational  entities.  Risks  of  investing  in  foreign currency denominated securities include (1) nationalization,  expropriation,  or confiscatory taxation, (2) adverse changes in  investment  or exchange  control  regulations  (which could prevent cash from being brought back to the
U.S.), and (3)  expropriation or  nationalization  of foreign  portfolio  companies.  Mail service between the U.S.
and foreign  countries may be slower or less reliable than within the United  States,  thus  increasing the risk of delayed  settlements  of  portfolio  transactions  or  loss  of  certificates  for  portfolio  securities.  For  an additional  discussion of the risks  associated with foreign  securities,  whether  denominated in U.S.  dollars or foreign  currencies,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest rates in other  countries are often affected by local factors, including  the  strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal and monetary policies,  and the  international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or unfavorably  from the U.S.  economy  in such  respects  as  gross  national  product,  rate of  inflation,  capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and settlement  procedures,  and in certain  markets there have been times when settlements have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct  such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion  of the assets of the  Portfolio  is  uninvested  and no return is earned  thereon.  The  inability  of the
Portfolio  to make  intended  security  purchases  due to  settlement  problems  could cause the  Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities  due to  settlement  problems could result either in losses to the Portfolio  due to  subsequent  declines in value of the portfolio  securities, or, if the  Portfolio  has entered into a contract to sell the  securities,  could result in possible  liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or  guaranteed  by  foreign  governments,  their  agencies  or  instrumentalities.  The  Portfolio  may  invest  in lower-rated  foreign debt  securities  subject to the Portfolio's  15% limitation on lower-rated  debt  securities.
Foreign  debt  securities  are  subject to risks  similar to those of other  foreign  securities,  as well as risks similar to those of other debt  securities,  as discussed in this  Statement  and in the Trust's  Prospectus  under
"Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order  to limit  the risk  inherent  in  investing  in  foreign  currency-denominated  securities,  the
Portfolio  may not purchase any such  security if after such  purchase  more than 10% of its total assets (taken at market  value)  would be invested in such  securities.  Within  such  limitation,  however,  the  Portfolio  is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The  Portfolio  may engage in foreign  currency  exchange  transactions.
Foreign  currency  exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate
                                                                                ----
prevailing in the foreign  currency  exchange  market,  or through  entering into forward  contracts to purchase or sell  foreign  currencies  ("forward  contracts").  The  Portfolio  may enter into  forward  contracts  in order to protect  against  uncertainty  in the level of future  foreign  currency  exchange  rates,  and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward  contract  involves an  obligation  to purchase  or sell a specific  currency at a future  date, which may be any fixed number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the  contract.  These  contracts  are traded in the  interbank  market conducted  directly  between traders  (usually large  commercial  banks) and their  customers.  A forward  contract generally has no deposit  requirement,  and no commissions  are charged at any stage for trades.  Although  foreign exchange  dealers  do not  charge a fee for  conversion,  they do  realize a profit  based on the  difference  (the spread) between the price at which they are buying and selling various currencies.

         When the  Portfolio  enters  into a  contract  for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar  price of the  security.  By entering  into a forward contract for the purchase or sale, for a fixed amount of U.S.  dollars,  of the amount of foreign currency involved in the  underlying  security  transactions,  the Portfolio  will be able to protect itself against a possible loss.
When the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward  contract to sell the amount of foreign  currency for a fixed amount of dollars which  approximates  the value of some or all of a Portfolio's  securities  denominated  in such foreign  currency.  The Portfolio may also engage in cross-hedging by using forward  contracts in one currency to  hedge  against  fluctuations  in the  value  of  securities  denominated  in a  different  currency,  when  the
Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the  Portfolio  engages in forward  contracts  for hedging  purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the
Portfolio  to deliver an amount of foreign  currency in excess of the value of its  portfolio  securities  or other assets  denominated in that currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign  currency or terminate  its  contractual  obligation to deliver by purchasing an offsetting contract  obligating  it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the
Portfolio  chooses to make delivery of the foreign  currency,  it may be required to obtain such  currency  through the sale of portfolio  securities  denominated  in such  currency or through  conversion  of other assets into such currency.  If the  Portfolio  engages in an  offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward contract  prices.  Closing  purchase  transactions  with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio  is not  required  to  enter  into  such  transactions  and will  not do so  unless  deemed appropriate by the Sub-advisor.

         Using forward  contracts to protect the value of the Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply establishes  a rate of  exchange  which can be achieved at some future  point in time.  The precise  projection  of short-term  currency  market  movements is not  possible,  and  short-term  hedging  provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward  contracts to reduce currency  exchange rate risks,  transactions in such  contracts  involve  certain  other risks.  Thus,  while the  Portfolio  may benefit  from such  transactions, unanticipated  changes in currency  prices may result in a poorer overall  performance for the Portfolio than if it had not engaged in any such  transactions.  Moreover,  there may be imperfect  correlation  between the Portfolio's holdings of securities  denominated in a particular  currency and forward  contracts entered into by the Portfolio.
Such  imperfect  correlation  may cause the  Portfolio to sustain  losses  which will  prevent it from  achieving a complete hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter into a forward  contract  with a term of greater  than one year.
The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the  Portfolio  engages in forward  contracts for the sale or purchase of  currencies,  the Portfolio will either  cover its  position or  establish a  segregated  account.  The  Portfolio  will  consider its position covered if it has  securities  in the  currency  subject to the forward  contract,  or  otherwise  has the right to obtain that currency at no additional  cost. In the alternative,  the Portfolio will place cash,  fixed income,  or equity  securities  (denominated in the foreign  currency subject to the forward  contract) in a separate  account.
The amounts in such  separate  account will equal the value of the  Portfolio's  assets which are  committed to the consummation  of  foreign  currency  exchange  contracts.  If the value of the  securities  placed in the  separate account  declines,  the Portfolio will place  additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign  currency  exchange  contracts and their risks,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio  may write and  purchase  covered  call and put options on foreign  currencies in amounts not exceeding 5% of its net assets for the purpose of  protecting  against  declines in the U.S.  dollar  value of  portfolio  securities  or  increases in the  U.S.-dollar  cost of  securities  to be acquired,  or to protect the dollar  equivalent  of dividend,  interest,  or other payment on those  securities.  A decline in the dollar value of a foreign  currency in which portfolio  securities are  denominated  will reduce the dollar  value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to protect  against such  decreases in the value of portfolio  securities,  the  Portfolio may purchase put options on the  foreign  currency.  If the value of the  currency  declines,  the  Portfolio  will have the right to sell such currency for a fixed amount of dollars  which  exceeds the market  value of such  currency.  This would result in a gain that may  offset,  in whole or in part,  the  negative  effect of  currency  depreciation  on the value of the
Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities  to be acquired by the  Portfolio  are denominated  rises,  thereby  increasing  the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the  value of such  currency  increases  sufficiently,  the  Portfolio  will  have the right to purchase  that currency for a fixed amount of dollars  which is less than the market value of that  currency.  Such a  purchase  would  result  in a gain that may  offset,  at least  partially,  the  effect of any  currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however,  the benefit the Portfolio  derives from purchasing  foreign  currency options will be reduced by the amount of the premium and related  transaction  costs.
In addition,  if currency exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio could sustain  losses on  transactions  in foreign  currency  options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write  options on foreign  currencies  for hedging  purposes.  For example,  if the
Sub-advisor  anticipates  a decline  in the dollar  value of foreign  currency  denominated  securities  because of declining  exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the  relevant currency.  If the  expected  decline  occurs,  the option will most likely not be  exercised,  and the  decrease in value of  portfolio  securities  will be offset,  at least in part,  by the amount of the  premium  received by the
Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option,  to hedge against an  anticipated  increase in the dollar cost of  securities  to be acquired.  If exchange rates move in the manner  projected,  the put option most likely will not be  exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange  rate  fluctuations  occur,  a put or call  option  may be  exercised  and the
Portfolio  could be required to purchase or sell the  underlying  currency at a loss which may not be fully  offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be required to forego all or a portion of the  benefits  which  might  otherwise  have been  obtained  from  favorable movements  in currency  exchange  rates.  Certain  options on foreign  currencies  are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call  option  written on foreign  currency by the  Portfolio  is  "covered"  if the  Portfolio  owns the underlying  foreign  currency  subject to the call,  or if it has an absolute and  immediate  right to acquire that foreign  currency  without  additional cash  consideration.  A call option is also covered if the Portfolio holds a call on the same foreign  currency for the same  principal  amount as the call written where the exercise  price of the call  held is (a)  equal to or less  than the  exercise  price of the  call  written  or (b)  greater  than the exercise  price of the call written if the amount of the  difference is maintained by the Portfolio in cash,  fixed income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other options,  as discussed  above and in this
Statement under "Certain Risk Factors and Investment Methods."

         Cover for  Options  on  Securities,  Forward  Contracts,  and  Options  on  Foreign  Currencies  ("Hedging
Instruments").  The  Portfolio  will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed  income,  or equity  securities.  Securities  held in a  segregated  account  cannot be sold while the futures,  option,  or forward strategy  covered by those  securities is outstanding,  unless they are replaced with other suitable  assets.  As a result,  segregation  of a large  percentage of the  Portfolio's  assets could impede portfolio  management  or the  Portfolio's  ability  to meet  current  obligations.  The  Portfolio  may be  unable promptly  to dispose of assets that  cover,  or are  segregated  with  respect  to, an illiquid  options or forward position; this inability may result in a loss to the Portfolio.

         Preferred  Stock.  The  Portfolio  may  invest  in  preferred  stock.  Unlike  interest  payments  on debt securities,  dividends  on  preferred  stock are  generally  payable at the  discretion  of the  issuer's  board of directors,  although  preferred  shareholders  may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid,  and generally  have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's  creditworthiness  than are the prices of debt securities.

         Fixed  Income  Securities.  The  Portfolio  may invest in money market  instruments,  U.S.  Government  or
Agency  securities,  and corporate  bonds and debentures  receiving one of the four highest ratings from Standard &
Poor's Ratings Group ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's") or any other  nationally  recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities  ("Comparable Unrated  Securities").  In addition,  the Portfolio may invest up to 15% of its net assets,  measured at the time of  investment,  in corporate debt  securities  rated below  investment  grade or
Comparable  Unrated  Securities.  The ratings of an NRSRO  represent its opinion as to the quality of securities it undertakes  to rate.  Ratings  are not  absolute  standards  of  quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have  different  yields.  Although the  Portfolio may rely on the ratings of any
NRSRO,  the Portfolio  mainly refers to ratings  assigned by S&P and Moody's,  which are described in Appendix A to this Statement.

         Fixed income  securities  are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such factors as interest rate sensitivity,  market perception of the  creditworthiness  of the issuer, and general market liquidity
("market  risk").  Lower-rated  securities  are more likely to react to  developments  affecting  market and credit risk than are more highly rated  securities,  which react  primarily to movements in the general  level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price  volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade  debt  securities.  An economic  downturn  affecting the issuer may result in an increased  incidence  of default.  The market for  lower-rated  securities  may be thinner and less active than for
higher-rated  securities.   Pricing  of  thinly  traded  securities  requires  greater  judgment  than  pricing  of securities for which market transactions are regularly reported.

         Convertible  Securities.  The  Portfolio may invest in  convertible  securities.  A  convertible  security entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred  stock until the convertible  security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities ordinarily  provide a stream of income with  generally  higher  yields  than those of common  stocks of the same or
similar  issuers,  but  lower  than  the  yield  on  non-convertible  debt.   Convertible  securities  are  usually
subordinated  to  comparable-tier  nonconvertible  securities  but rank senior to common  stock in a  corporation's capital  structure.  The value of a  convertible  security  is a function of (1) its yield in  comparison  with the yields of other  securities of  comparable  maturity and quality that do not have a conversion  privilege,  and (2)
its worth,  at market value,  if converted  into the  underlying  common stock.  Convertible  debt  securities  are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be volatile.
The price of a convertible  security often reflects such variations in the price of the underlying  common stock in a way that  nonconvertible  debt does not. A  convertible  security may be subject to  redemption  at the option of the issuer at a price established in the security's  governing  instrument.  If a convertible  security held by the
Portfolio  is called for  redemption,  the  Portfolio  will be  required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these  actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial  Paper.  Commercial  paper  is a  short-term  debt  security  issued  by a  corporation,  bank, municipality,  or other  issuer,  usually for purposes  such as financing  current  operations.  The  Portfolio may invest only in commercial  paper  receiving the highest  rating from S&P (A-1) or Moody's  (P-1),  or deemed by the
Sub-advisor to be of equivalent quality.

         The  Portfolio may invest in  commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities normally will be considered  illiquid and subject to the  Portfolio's  15%  limitation on  investments  in illiquid securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines  established by the Board of Trustees.

         Zero Coupon  Securities.  The Portfolio  may invest up to 5% of its net assets in zero coupon  securities, which are debt  obligations  that do not entitle the holder to any periodic  payment of interest  prior to maturity or specify a future date when the securities  begin paying  current  interest.  Rather,  they are issued and traded at a discount from their face amount or par value,  which discount varies  depending on prevailing  interest rates, the time remaining until cash payments begin,  the liquidity of the security,  and the perceived  credit quality of the issuer.

         The market  prices of zero coupon  securities  generally  are more  volatile than the prices of securities that pay interest  periodically  and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         Investment  Policies Which May be Changed  Without  Shareholder  Approval.  The following  limitations are
applicable  to  the  AST  Neuberger  Berman  Mid-Cap  Value  Portfolio.   These  limitations  are  not  fundamental
restrictions, and can be changed without shareholder approval.

         1.       The  Portfolio  may not purchase  securities  if  outstanding  borrowings,  including any reverse repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         3.       The Portfolio may not purchase  securities on margin from brokers,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of securities  transactions.  Margin payments in connection  with  transactions  in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The  Portfolio  may not  sell  securities  short,  unless  it owns or has  the  right  to  obtain securities  equivalent  in kind and amount to the  securities  sold without  payment of  additional  consideration.
Transactions in futures contracts and options shall not constitute selling securities short.

         5.       The  Portfolio  may not purchase  any  security if, as a result,  more than 15% of its net assets would be  invested  in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within seven days in the ordinary  course of business for  approximately  the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         6.       The Portfolio may not invest in puts,  calls,  straddles,  spreads,  or any combination  thereof, except that the Portfolio may (i) write (sell) covered call options against  portfolio  securities  having a market value not  exceeding  10% of its net assets and (ii) purchase  call options in related  closing  transactions.  The
Portfolio does not construe the foregoing  limitation to preclude it from  purchasing or writing options on futures contracts.

         7.       The  Portfolio  may not invest more than 10% of the value of its total  assets in  securities  of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash Position.  In order to afford the Portfolio the  flexibility  to take advantage of new  opportunities for  investments  in  accordance  with its  investment  objective  or to meet  redemptions,  it may,  under  normal circumstances,  hold up to 15% of its total  assets in money  market  instruments  including,  but not  limited to, certificates of deposit,  time deposits and bankers'  acceptances issued by domestic bank and thrift  institutions,
U.S.  Government  securities,  commercial  paper and repurchase  agreements.  In addition,  when the  Sub-advisor's analysis of economic and technical  market factors  suggests that common stock prices will decline  sufficiently so that a temporary  defensive  position is deemed  advisable,  the  Portfolio may invest in cash,  commercial  paper, high-grade bonds or cash equivalents, all without limitation.

         U.S.  Government  Obligations.  Obligations,  bills, notes, bonds, and other debt securities issued by the
U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt  Securities.  These are  outstanding  nonconvertible  corporate debt securities
(e.g.,  bonds and  debentures)  which have one year or less remaining to maturity.  Corporate  debt  securities may have fixed,  variable,  or floating rates.  For additional  discussion on Short-term  Corporate Debt Securities see this Statement under "Certain Risk Factors and Investment Methods."

         Commercial  Paper.  These are  short-term  promissory  notes issued by  corporations  primarily to finance short-term credit needs.

         Repurchase  Agreements.  Under the terms of a repurchase  agreement,  the  Portfolio  would acquire a high quality  money market  instrument  for a relatively  short  period  (usually not more than one week)  subject to an obligation of the seller to repurchase,  and the Portfolio to resell,  the instrument at an agreed price (including accrued  interest) and time,  thereby  determining  the yield during the  Portfolio's  holding  period.  Repurchase agreements may be viewed as loans by the Portfolio  collateralized by the underlying  instrument.  This arrangement results in a fixed  rate of return  that is not  subject to market  fluctuations  during  the  Portfolio's  holding period  and not  necessarily  related  to the rate of return on the  underlying  instrument.  The value of the sold securities,  including accrued interest,  will be at least equal at all times to the total amount of the repurchase obligation,  including interest.  For additional  information about repurchase  agreements and their risks, see the
Trust's Prospectus under "Certain Risk factors and Investment Methods."

         Small  Capitalization  and Related  Investments.  Certain companies in which the Portfolio will invest may still be in the  developmental  stage.  Investing in smaller,  newer issuers  generally  involves greater risk than investing  in larger,  more  established  issuers.  Such  companies  may have  limited  product  lines,  markets or financial  resources and may lack management  depth.  Their  securities may have limited  marketability  and may be subject to more abrupt or erratic price  movements than  securities of larger,  more  established  companies or the market  averages in general.  The  Portfolio  also may invest in older  companies  that appear to be entering a new stage of growth  progress owing to factors such as management  changes or development of new  technology,  products or markets,  or companies  providing  products or services with a high unit volume growth rate. These companies may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and Rights.  The Portfolio may invest in securities  convertible into or  exchangeable  for equity  securities,  including  warrants  and rights.  A warrant is a type of  security  that entitles the holder to buy a  proportionate  amount of common stock at a specified  price,  usually higher than the market price at the time of issuance,  for a period of years or to  perpetuity.  In  contrast,  rights,  which also represent the right to buy common shares,  normally have a  subscription  price lower than the current market value of the common  stock and a life of two to four  weeks.  Warrants  may be freely  transferable  and may be traded on the major securities exchanges.  For additional discussion about Convertible  Securities,  Warrants, and Rights and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent  otherwise  consistent  with applicable law, the Portfolio may  invest up to 5% of its  total  assets in  Portfolio  Depositary  Receipts,  exchange-traded  shares  issued by investment  companies,  typically  unit  investment  trusts,  holding  portfolios  of  common  stocks  designed  to replicated and,  therefore,  track the performance of various  broadly-based  securities indexes or sectors of such indexes.  For example,  the Portfolio may invest in Standard & Poor's  Depositary  Receipts(R)(SPDRs),  issued by a unit investment  trust whose portfolio  tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap
400 Depositary Receipts(R)(MidCap  SPDRs),  which are similarly  linked to the S&P Midcap 400 Index.

         Lending of  Portfolio  Securities.  The  Portfolio  will not lend  securities  to the  Sub-advisor  or its affiliates.  By lending its  securities,  the Portfolio  can increase its income by continuing to receive  interest or dividends on the loaned  securities as well as by either  investing the cash  collateral or by earning income in the form of interest paid by the borrower when U.S.  Government  securities are used as  collateral.  The Portfolio will adhere to the following  conditions  whenever its  securities  are loaned:  (a) the Portfolio  must receive at least 100 percent cash collateral or equivalent  securities from the borrower,  (b) the borrower must increase this collateral  whenever the market value of the loaned securities  including accrued interest exceeds the value of the collateral,  (c) the Portfolio must receive reasonable interest on the loan, as well as any dividends,  interest or other  distributions  on the loaned  securities  and any increase in market  value,  (d) the Portfolio may pay only reasonable  custodian  fees in connection  with the loan.  For  additional  information on the lending of Portfolio securities and its risks see this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Options.  The  Portfolio  may  purchase put and call options and write (sell) put and covered call options on securities and securities  indexes to increase gain or to hedge against the risk of unfavorable  price movements although,  as in the past, it does not currently  intend to rely on these  strategies  extensively,  if at all. The
Portfolio  will  purchase or write  options  only if such  options are  exchange-traded  or traded on an  automated quotation system of a national securities association.

         The  Portfolio  will only sell options that are  "covered."  A call option  written by the  Portfolio on a security is "covered" if the  Portfolio  owns the  underlying  security  covered by the call or has an absolute and immediate  right  to  acquire  that  security  without  additional  cash  consideration  (or  for  additional  cash consideration  held  in a  segregated  account)  upon  conversion  or  exchange  of  other  securities  held in its portfolio.  A call option is also covered if the  Portfolio  holds a call on the same  security as the call written where the exercise  price of the call held is (a) equal to or less than the  exercise  price of the call written or
(b) greater than the exercise  price of the call written if the  difference  is maintained by the Portfolio in cash or other liquid  assets in a  segregated  account.  A put option is  considered  to be  "covered" if the  Portfolio maintains  cash or other  liquid  assets with a value equal to the exercise  price in a segregated  account or else holds a put on the  same  security  as the put  written  where  the  exercise  price of the put held is equal to or greater than the exercise price of the put written.

         Although  the  Portfolio  will  generally  not  purchase  or write  options  that appear to lack an active secondary  market,  there is no  assurance  that a liquid  secondary  market  on an  exchange  will  exist  for any particular  option.  In such event it might not be possible to effect closing  transactions in particular  options, so that the  Portfolio  would have to exercise its option in order to realize any profit and would incur  brokerage commissions  upon the exercise of the options.  If the  Portfolio,  as a covered call option  writer,  is unable to effect a closing purchase  transaction in a secondary market,  it will not be able to sell the underlying  security until the option expires,  until it delivers the underlying  security upon exercise,  or until it otherwise  covers the position.

         In addition to options on  securities,  the  Portfolio  may also purchase and sell call and put options on securities  indexes.  The  Portfolio may offset its position in stock index options prior to expiration by entering into a closing  transaction  on an exchange or it may let the option expire  unexercised.  The  Portfolio  will not purchase  these  options  unless the  Sub-advisor  is satisfied  with the  development,  depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Portfolio will not purchase  options if, as a result,  the aggregate cost of all  outstanding  options exceeds 10% of the  Portfolio's  total  assets,  although no more than 5% of the total  assets will be committed to transactions entered into for non-hedging (speculative) purposes.

         Stock  Index  Futures and Options on Stock Index  Futures.  Futures are  generally  bought and sold on the commodities  exchanges  where they are  listed.  A stock  index  future  obligates  the seller to deliver  (and the purchaser to take)
an amount of cash equal to a specific  dollar  amount times the  difference  between the value of a specific  stock index at the  close of the last  trading  day of the  contract  and the price at which the  agreement  is made.  No physical delivery of the underlying stocks in the index is made.

         While  incidental to its securities  activities,  the Portfolio may purchase index futures as a substitute for a comparable  market position in the underlying  securities.  Securities index futures might be sold to protect against a general  decline in the value of securities  of the type that comprise the index.  Put options on futures might be  purchased to protect  against  declines in the market  values of  securities  occasioned  by a decline in stock prices.

         In an effort to  compensate  for the  imperfect  correlation  of movements in the price of the  securities being  hedged and  movements in the price of the stock index  futures,  the  Portfolio  may buy or sell stock index futures  contracts in a greater or lesser dollar amount than the dollar  amount of the  securities  being hedged if the  historical  volatility of the stock index futures has been less or greater than that of the  securities.  Such
"over hedging" or "under hedging" may adversely  affect the Portfolio's net investment  results if market movements are not as anticipated when the hedge is established.

         The Portfolio will sell options on stock index futures  contracts only as part of closing  transactions to terminate  options  positions it has  purchased.  No assurance can be given that such closing  transactions  can be effected.

         The  Portfolio's  use, if any, of stock index futures and options  thereon will in all cases be consistent with  applicable  regulatory  requirements  and in  particular  the rules and  regulations  of the CFTC and will be entered  into  only  for bona  fide  hedging,  risk  management  or other  portfolio  management  purposes.  If the
Portfolio  exercises an option on a futures  contract it will be obligated  to post initial  margin (and  potential subsequent  variation  margin) for the resulting  futures  position just as it would for any position.  In order to cover its potential  obligations if the Portfolio enters into futures  contracts or options thereon,  the Portfolio will  maintain a segregated  account  which will contain only liquid  assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For  additional  information  about futures  contracts  and related  options,  see this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The  Portfolio may borrow from banks for temporary or emergency  purposes.  If asset  coverage for such  borrowings  should decline below the required 300% as a result of market  fluctuations  or other reasons, the  Portfolio  may be  required  to sell some of its  portfolio  holdings  to reduce the debt and restore the 300%
asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell securities at that time.  Additional  information about borrowings and its risks is included in the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Alger All-Cap Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Purchase  securities  on margin,  except (I) for use of  short-term  credit  necessary  for  clearance  of purchases of portfolio  securities  and (ii) the  Portfolio  may take margin  deposits in  connection  with futures contracts or to her permissible investments;

2.       Mortgage,  pledge,  hypothecate  or, in any  manner,  transfer  any  security  owned by the  Portfolio  as security for indebtedness  except as may be necessary in connection with permissible  borrowings or investments and then such  mortgaging,  pledging or  hypothecating  may not exceed 33 1/3% of the  Portfolio's  total assets at the time of borrowing or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance  with the 1940
Act.

5.       The  Portfolio  may not  invest  more than 15% of the  assets of the  Portfolio  (taken at the time of the investments) in "illiquid  securities,"  illiquid  securities being defined to include  securities subject to legal or contractual  restrictions on resale (which may include private  placements),  repurchase  agreements maturing in more than seven days,  certain options traded over the counter that the Portfolio has purchased,  securities  being used to cover options a Portfolio has written,  securities for which market  quotations are not readily  available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

AST Gabelli All-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The  Portfolio  may  invest in  convertible  securities  when it  appears to the
Portfolio's  Sub-advisor  that it may not be  prudent  to be fully  invested  in common  stocks.  In  evaluating  a convertible  security,  the Sub-advisor  places primary  emphasis on the  attractiveness  of the underlying  common stock and the  potential  for capital  growth  through  conversion.  The  Portfolio  will  normally  purchase  only investment  grade  convertible  debt  securities  having a rating  of,  or  equivalent  to, at least  "BBB"  (which securities  may have  speculative  characteristics)  by Standard & Poor's  Rating  Service  ("S&P") or, if unrated, judged by the  Sub-advisor  to be of comparable  quality.  However,  the Portfolio may also invest up to 25% of its assets in more speculative  convertible  debt securities,  provided such securities have a rating of, or equivalent to, at least B by S&P.

         Convertible  securities  may include  corporate  notes or preferred  stock but are  ordinarily a long-term debt obligation of the issuer  convertible at a stated  exchange rate into common stock of the issuer.  As with all debt  securities,  the market value of  convertible  securities  tends to decline as interest  rates  increase and, conversely,  to increase as interest  rates  decline.  Convertible  securities  generally  offer lower  interest or dividend yields than non-convertible  securities of similar quality.  However,  when the market price of the common stock underlying a convertible  security exceeds the conversion price, the price of the convertible  security tends to  reflect  the  value of the  underlying  common  stock.  As the  market  price of the  underlying  common  stock declines,  the convertible  security tends to trade  increasingly on a yield basis,  and thus may not depreciate to the same  extent as the  underlying  common  stock.  Convertible  securities  rank  senior  to common  stocks in an issuer's capital  structure and consequently  entail less risk than the issuer's common stock,  although the extent to which such risk is reduced  depends in large  measure upon the degree to which the  convertible  security  sells above its value as a fixed income security.

         In selecting  convertible  securities  for the  Portfolio,  the  Sub-advisor  relies  primarily on its own evaluation of the issuer and the potential for capital  growth through  conversion.  It does not rely on the rating of the security or sell the security  because of a change in rating  absent a change in its own  evaluation  of the underlying  common stock and the ability of the issuer to pay principal and interest or dividends  when due without disrupting  its  business  goals.  Interest  or  dividend  yield is a factor  only to the  extent it is  reasonably consistent  with prevailing  rates for securities of similar  quality and thereby  provides a support level for the market price of the security.  The Portfolio will purchase the convertible  securities of highly leveraged  issuers only when,  in the judgment of the  Sub-advisor,  the risk of default is  outweighed  by the  potential for capital growth.

         The issuers of debt obligations having  speculative  characteristics  may experience  difficulty in paying principal  and  interest  when  due  in  the  event  of a  downturn  in  the  economy  or  unanticipated  corporate developments.  The  market  prices of such  securities  may become  increasingly  volatile  in periods of  economic uncertainty.  Moreover,  adverse  publicity or the  perceptions  of investors,  over which the  Sub-advisor  has no control and whether or not based on  Fundamental  analysis,  may decrease  the market  price and  liquidity of such investments.  Although the  Sub-advisor  will attempt to avoid  exposing the  Portfolio to such risks,  there is no assurance  that it will be  successful  or that a liquid  secondary  market will  continue to be available  for the disposition of such securities.

         Lower-rated  Debt  Securities.  The  Portfolio  may invest up to 5% of its assets in low-rated and unrated corporate debt securities  (often  referred to as "junk bonds").  Corporate debt securities that are either unrated or have a predominantly  speculative rating may present  opportunities for significant  long-term capital growth if the ability of the issuer to repay  principal and interest when due is  underestimated  by the market or the rating organizations.  Because  of its  perceived  credit  weakness,  the  issuer is  generally  required  to pay a higher interest  rate  and/or its debt  securities  may be selling at a  significantly  lower  market  price than the debt securities  of other  issuers.  If the inherent  value of such  securities  is higher than was  perceived  and such value is eventually recognized,  the market value of the securities may appreciate  significantly.  The Sub-advisor believes  that its research on the credit and balance sheet  strength of certain  issuers may enable it to select a limited number of corporate debt securities  that, in certain  markets,  will better serve the objective of capital growth than  alternative  investments in common stocks.  Of course,  there can be no assurance that the Sub-advisor will be successful.  In its  evaluation,  the Sub-advisor  will not rely  exclusively on ratings and the receipt of income from these securities is only an incidental consideration.

         The ratings of Moody's Investors  Service,  Inc.  ("Moody's") and S&P generally  represent the opinions of those  organizations  as to the quality of the securities that they rate. Such ratings,  however,  are relative and subjective,  and are not  absolute  standards  of  quality.  Although  the  Sub-advisor  uses  these  ratings  as a criterion  for the  selection of securities  for the  Portfolio,  the  Sub-advisor  also relies on its  independent analysis to evaluate  potential  investments  for the  Portfolio.  The  Portfolio  does not intend to purchase debt securities  for which a liquid  trading  market does not exist,  but there can be no  assurance  that such a market will exist for the sale of such securities.

         Additional  information on lower-rated  debt  securities and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this Statement.

         Borrowing.  The Portfolio may borrow subject to certain  restrictions set forth in the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods" and in this Statement  under  "Investment  Restrictions."  The
Portfolio may mortgage,  pledge or  hypothecate  up to 20% of its assets to secure  permissible  borrowings.  Money borrowed will be subject to interest  costs,  which may or may not be recovered by  appreciation  if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants  and Rights.  The  Portfolio  may invest in warrants  and rights (in  addition to those acquired in units or attached to other  securities),  which entitle the holder to buy equity  securities at a specific  price  for or at the end of a  specific  period  of time.  The value of a right or  warrant  may  decline because of a decline in the value of the  underlying  security,  the passage of time,  changes in interest rates or in the dividend or other policies of the issuer whose equity  underlies the warrant,  a change in the perception as to the  future  price  of the  underlying  security,  or any  combination  thereof.  Additional  information  about warrants and rights and their risks is included in this  Statement and the Trust's  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio may invest in small, less well-known companies that have operated for less than three years  (including  predecessors).  The securities of such companies may have a limited trading market,  which may adversely affect their  disposition and can result in their being priced lower than might  otherwise be the case.  If other  investment  companies  and investors who invest in such issuers trade the same  securities  when the  Portfolio  attempts to dispose of its  holdings,  the  Portfolio  may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in  reorganization  transactions sell at a premium to their  historic  market price  immediately  prior to the  announcement  of the tender offer or reorganization  proposal.  However,  the  increased  market price of such  securities  may also  discount  what the stated or appraised value of the security would be if the  contemplated  transaction  were approved or consummated.
Such  investments  may be advantageous  when the discount  significantly  overstates the risk of the  contingencies involved,  significantly  undervalues the  securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately to recognize the possibility that the offer or proposal  may be  replaced  or  superseded  by an offer or  proposal  of  greater  value.  The  evaluation  of such contingencies  requires  unusually  broad  knowledge  and  experience  on the part of the  Sub-advisor,  which must appraise  not only the  value of the  issuer  and its  component  businesses  and the  assets or  securities  to be received as a result of the contemplated  transaction,  but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In making such  investments,  the Portfolio will be subject to its  diversification  and other  investment restrictions,  including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested  in the  securities  of any issuer (see this  Statement  under  "Investment  Restrictions").
Because  such  investments  are  ordinarily  short  term in  nature,  they will tend to  increase  the  Portfolio's portfolio  turnover  rate,  thereby  increasing  its  brokerage and other  transaction  expenses.  The  Sub-advisor intends to select  investments  of the type  described  that,  in its view,  have a reasonable  prospect of capital growth  that is  significant  in  relation to both the risk  involved  and the  potential  of  available  alternate investments.

         When-Issued,  Delayed-Delivery and Forward Commitment  Transactions.  The Portfolio may enter into forward commitments for the purchase or sale of securities,  including on a "when issued" or "delayed  delivery"  basis, in excess of customary  settlement  periods for the type of securities  involved.  In some cases,  the  obligations of the parties under a forward  commitment  may be  conditioned  upon the  occurrence of a subsequent  event,  such as approval and consummation of a merger,  corporate  reorganization  or debt  restructuring  (i.e., a when, as and if issued  security).  When such transactions are negotiated,  the price is fixed at the time of the commitment,  with payment  and  delivery  generally  taking  place a month  or more  after  the  date of the  commitment.  While  the
Portfolio  will only enter into a forward  commitment  with the intention of actually  acquiring the security,  the
Portfolio  may sell the  security  before  the  settlement  date if it is  deemed  advisable.  The  Portfolio  will segregate with its custodian cash or liquid  securities in an aggregate  amount at least equal to the amount of its outstanding  forward  commitments.  Additional  information  regarding  when-issued,  delayed-delivery  and forward commitment  transactions  and their risks is included in this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest up to 10% of its total assets in the securities of other investment companies,  including small business investment  companies.  (Not more than 5% of its total assets may be invested in any one investment  company,  nor will the Portfolio  purchase more than 3% of the securities of any other  investment  company.) To the extent that the Portfolio  invests in the  securities  of other  investment companies, shareholders in the Portfolio may be subject to duplicative management and administrative fees.

         Short Sales.  The  Portfolio  may,  from time to time,  make short sales of  securities it owns or has the right to acquire  through  conversion or exchange of other  securities it owns (short sales "against the box").  In a short sale,  the Portfolio  does not  immediately  deliver the  securities  sold or receive the proceeds from the sale.  The  Portfolio  may  make a short  sale  against  the box in order to hedge  against  market  risks  when it believes that the price of a security may decline,  affecting  the  Portfolio  directly if it owns that security or causing a decline in the value of a security  owned by the  Portfolio  that is  convertible  into the security sold short.

         To secure its obligations to deliver the securities sold short,  the Portfolio will segregate  assets with its custodian in an amount at least equal to the value of the securities  sold short or the securities  convertible into,  or  exchangeable  for, the  securities.  The  Portfolio  may close out a short  position by  purchasing  and delivering  an equal amount of securities  sold short,  rather than by  delivering  securities  already held by the
Portfolio,  because the Portfolio may want to continue to receive  interest and dividend  payments on securities in its portfolio that are convertible into the securities sold short.

         Options.  The  Portfolio  may  purchase or sell listed  call or put  options on  securities  as a means of achieving  additional  return or of hedging the value of the Portfolio's  portfolio.  In addition to changes in the price of an  underlying  security,  other  principal  factors  affecting the market value of a put or a call option include supply and demand,  interest  rates,  price  volatility of the  underlying  security and the time remaining until the expiration date.

         The  Portfolio  will only  write  calls  options  if they are  covered.  A call  option is  covered if the
Portfolio owns the underlying  security  covered by the call or has an absolute and immediate right to acquire that security  without  additional  cash  consideration  (or for additional cash  consideration  if cash or other liquid assets with a value equal to such additional  consideration  are segregated  with the  Portfolio's  custodian) upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same  security as the call written  where the  exercise  price of the call held is (1) equal to or less than the exercise  price of the call written or (2) greater than the exercise  price of the call written if cash or other liquid assets equal to the difference are segregated  with the custodian.  If the Portfolio  writes a put option,  the  Portfolio  will  segregate  cash or other assets with a value equal to the exercise  price of the option,  or will hold a put on the same  security as the put written  where the  exercise  price of the put held is equal to or greater than the exercise price of the put written.

         If the Portfolio has written an option,  it may terminate its  obligation by effecting a closing  purchase transaction.  However,  once the Portfolio has been assigned an exercise  notice,  the Portfolio  will be unable to effect a closing  purchase  transaction.  Similarly,  if the  Portfolio is the holder of an option it may liquidate its  position by  effecting  a closing  sale  transaction.  This is  accomplished  by selling an option of the same series as the option  previously  purchased.  There can be no  assurance  that  either a closing  purchase  or sale transaction  can be effected  when the  Portfolio so desires.  The  Portfolio  will realize a profit from a closing sale  transaction  if the price of the  transaction  is more than the  premium  paid to purchase  the  option;  the
Portfolio  will realize a loss from a closing sale  transaction  if the price of the  transaction  is less than the premium paid to purchase the option.

         The  Portfolio  will  generally  purchase or write only those  options  for which  there  appears to be an active secondary  market.  If, however,  there is no liquid  secondary market when the Sub-advisor  wishes to close out an option the Portfolio has purchased,  it might not be possible to effect a closing sale transaction,  so that the  Portfolio  would  have to  exercise  its  options in order to realize  any  profit and would  incur  brokerage commissions  upon the exercise of call options and upon the  subsequent  disposition  of underlying  securities for the exercise of put options.  If the  Portfolio,  as a covered  call option  writer,  is unable to effect a closing purchase  transaction in a secondary market,  it will not be able to sell the underlying  security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on  securities,  the  Portfolio  may also purchase and sell call and put options on securities  indices.  The  Portfolio may offset its position in stock index options prior to expiration by entering into a closing  transaction  on an  exchange  or it may let the option it has  purchased  expire  unexercised.  The
Portfolio  may write put and call  options on stock  indices  for the  purposes  of  increasing  its gross  income, thereby  partially  protecting its portfolio  against  declines in the value of the securities it owns or increases in the value of  securities to be acquired.  In addition,  the Portfolio may purchase put and call options on stock indices  in order to hedge its  investments  against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  While one purpose of writing such options is to generate  additional  income for the Portfolio,  the Portfolio  recognizes that it may be required to deliver an amount of cash in excess of the market  value of a stock  index at such time as an option  written by the  Portfolio  is  exercised  by the holder.
Because  options on securities  indices  require  settlement in cash,  the  Sub-advisor  may be forced to liquidate portfolio  securities to meet  settlement  obligations.  The Portfolio will not purchase  options on indexes unless the  Sub-advisor  is satisfied  with the  development,  depth and  liquidity  of the market and  believes  that the options can be closed out.

         Although the Sub-advisor will attempt to take  appropriate  measures to minimize the risks relating to the
Portfolio's  writing of put and call  options,  there can be no assurance  that the  Portfolio  will succeed in any option-writing program it undertakes.

         Additional  information about options on securities and securities  indices and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts  and  Options on Futures.  The  Portfolio  may enter into  futures  contracts  that are traded on a U.S.  exchange or board of trade.  Although the Portfolio has no current  intention of using options on futures  contracts,  the  Portfolio  may at some  future  date  enter  into such  options.  Investments  in futures contracts and related  options will be made by the Portfolio  solely for the purpose of hedging  against changes in the value of its  portfolio  securities  or in the value of  securities  it intends to purchase.  Such  investments will only be made if they are  economically  appropriate  to the reduction of risks  involved in the  management of the Portfolio.  In this regard,  the Portfolio may enter into futures  contracts or options on futures  relating to securities  indices or other  financial  instruments,  including  but not  limited to U.S.  Government  securities.
Futures  exchanges  and  trading in the  United  States  are  regulated  under the  Commodity  Exchange  Act by the
Commodity Futures Trading Commission.

         Initial margin payments  required in connection with futures  contracts will range from  approximately  1%
to 10% of the contract  amount.  Initial  margin amounts are subject to change by the exchange or board of trade on which the  contract is traded,  and  brokers or members of such board of trade may charge  higher  amounts.  At any time prior to the  expiration  of a futures  contract,  the  portfolio may elect to close the position by taking an opposite  position,  which will  operate to  terminate  the  Portfolio's  existing  position  in the  contract.  At expiration,  certain futures contracts,  including stock and bond index futures,  are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The  potential  loss related to the purchase of an option on a futures  contract is limited to the premium paid for the option (plus  transaction  costs).  There are no daily cash  payments by the purchaser of an option on a futures  contract to reflect changes in the value of the underlying  contract;  however,  the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

         The Sub-advisor may use such  instruments for the Portfolio  depending upon market  conditions  prevailing at the time and the perceived  investment  needs of the Portfolio.  In the event the Portfolio  enters into futures contracts or writes  related  options,  an amount of cash or other  liquid  assets equal to the market value of the contract will be segregated with the Portfolio's  custodian to collateralize  the positions,  thereby insuring that the use of the contract is unleveraged.

         The Sub-advisor may have difficulty  selling or buying futures  contracts and options when it chooses.  In addition,  hedging practices may not be available,  may be too costly to be used  effectively,  or may be unable to be used for other reasons.

         Additional  information about futures contracts,  options on futures contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Opportunities  and Related  Limitations.  Affiliates of the  Sub-advisor  may, in the ordinary course  of  their  business,  acquire  for  their  own  account  or for the  accounts  of their  advisory  clients, significant  (and possibly  controlling)  positions in the  securities  of companies  that may also be suitable for investment by the  Portfolio.  The  securities  in which the Portfolio  might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several  years have adopted  so-called  "poison pill" or other defensive  measures  designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such  defensive  measures may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the  affiliates of the  Sub-advisor  or their  advisory  accounts have or acquire a significant  position  in the same  securities.  However,  the  Sub-advisor  does not believe  that the  investment activities  of its  affiliates  will have a material  adverse  effect upon the  Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio  generally are accorded  priority of execution over orders  entered on behalf of accounts in which the  Sub-advisor  or its  affiliates  have a  substantial  pecuniary interest.  The Portfolio may invest in the securities of companies that are  investment  management  clients of the
Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or their  officers  or  directors  may be minority shareholders of the Sub-advisor or its affiliates.

         Investment  Policies Which May be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Gabelli All-Cap Value  Portfolio.  These  limitations are not  Fundamental  restrictions  and can be changed without shareholder approval.  The Portfolio may not:

         1.       Purchase  securities on margin,  but it may obtain such  short-term  credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge or hypothecate  any of its assets except that, in connection  with  permissible borrowings,  not more than 20% of the assets of the  Portfolio  (not  including  amounts  borrowed)  may be used as collateral;

         3.       Invest in the securities of other  investment  companies except in compliance with the Investment
Company Act of 1940;

         4.       Invest,  in the  aggregate,  more  than 15% of the value of its total  assets in  securities  for which  market  quotations  are not  readily  available,  securities  that are  restricted  for public  sale,  or in repurchase agreements maturing or terminable in more than seven days;

         5.       Sell securities  short,  except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire  such  securities  through  conversion  or exchange of other  securities  it owns; or

6.       Invest in companies for the purpose of exercising control.

AST Kinetics Internet Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The Portfolio is designed for long-term  investors  who  understand  and are willing to accept the risk of loss involved in investing in a mutual fund seeking  long-term  capital growth.  Except during temporary  defensive periods,  the Portfolio  invests at least 65% of its total assets in securities of companies that provide  products or services designed for the Internet.

         Preferred  Stock.  Some preferred  stocks in which the Portfolio may invest may be convertible into common stock.  Convertible  securities  are securities  that may be converted into or exchanged for a specified  amount of common stock of the same or different  issuer within a particular  period of time at a specified  price or formula.
Additional  information on preferred  stock is included in the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Fixed-Income  Securities.  The Portfolio may invest in debt securities  including those  convertible  into common  stocks.  The  convertible  and  non-convertible  debt  obligations in which the Portfolio may invest are in general those rated,  at the time of purchase,  CCC or higher by S&P or Caa or higher by Moody's,  or determined to be of comparable quality by the Sub-advisor if the security is unrated.

         Securities  in  these  lowest  investment  grade  categories  (CCC  or Caa)  are  considered  to be  below investment grade securities that may not have adequate  capacity to pay principal or that otherwise  generally lack the  characteristics  of desirable  investments.  As compared to debt securities  with higher ratings,  these "high risk"  securities are vulnerable to nonpayment  and depend to a larger degree upon  favorable  business,  financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         The  Portfolio  may  continue  to hold (1) debt  securities  rated  below the  prescribed  minimum  rating categories  if such  securities'  ratings are the result of a reduction  after  purchase by the  Portfolio;  or (2)
unrated  securities  which the  Sub-advisor  determines no longer meet its quality  criteria  described above after purchase by the Portfolio;  or (3) unrated  securities  for which S&P or Moody's  prescribe a rating lower than CCC or Caa,  respectively  after  purchase  by the  Portfolio,  provided,  however,  that  the  aggregate  amount  of a
Portfolio's  investments  in such  downgraded  securities do not exceed 5% of its total net assets.  Please see the
"Appendix" to this Statement for a description of debt security ratings.

         Additional   information  on  fixed-income  or  debt  securities   (including   lower-rated  fixed  income
securities)  and their risks is included in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts and Foreign  Investments.  The Portfolio may invest in American  Depositary  Receipts
("ADRs") or other forms of depositary  receipts,  such as International  Depositary Receipts ("IDRs").  Investments
in these types of securities  involve  certain  inherent risks  generally  associated  with  investments in foreign securities,  including  those  relating to  political  and  economic  factors,  currency  fluctuation,  and foreign withholding  taxes.  A change in the  value of any  foreign  currency  against  the U.S.  dollar  will  result in a corresponding  change in the U.S.  dollar value of portfolio  securities  underlying an ADR that are denominated in that  currency.  The  Portfolio may also make  investments  directly in foreign  companies  that are engaged in the
Internet and  Internet-related  activities  and whose equity  securities  trade outside of the U.S. For  additional information on depositary  receipts,  foreign  securities  generally,  and their risks,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell financial  futures  contracts and related options for  hedging  purposes  and/or as a  substitute  for  direct  investment.  For  additional  information  on futures contracts  and their  risks,  see this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Options  Transactions:  Most mutual funds that use option  strategies to hedge portfolio  positions do not depend  solely on the  option  profit or loss to  justify  the use of  options,  because  such funds also take into account the profit or loss of the underlying securities.

                  Purchasing  Put and Call  Options.  The Portfolio may purchase put and call options on securities eligible for purchase by the Portfolio and on securities  indices.  Prior to exercise or expiration,  the Portfolio may sell an option through a "closing sale  transaction,"  which is  accomplished  by selling an option of the same series as the option  previously  purchased.  The  Portfolio  generally  will purchase only those options for which the Sub-advisor believes there is an active secondary market to facilitate closing transactions.

         The Portfolio  may purchase call options to hedge against an increase in the price of securities  that the
Portfolio  wants  ultimately  to buy. Such hedge  protection  is provided  during the life of the call option since the  Portfolio,  as holder  of the call  option,  is able to buy the  underlying  security  at the  exercise  price regardless  of any  increase  in the  underlying  security's  market  price.  In  order  for a  call  option  to be profitable,  the market price of the underlying  security must rise sufficiently  above the exercise price to cover the premium and transaction costs.

                  Writing Call Options.  The  Portfolio  may write covered call options on securities  eligible for purchase by the  Portfolio.  A call option is "covered" if the Portfolio  owns the security  underlying the call or has an absolute  right to acquire the security  without  additional  cash  consideration  (or, if  additional  cash consideration  is  required,  cash  or  cash  equivalents  in such  amount  are  segregated  with  the  Portfolio's custodian).

                  Writing  Put  Options.  The  Portfolio  may also write put  options on  securities  eligible  for purchase by the  Portfolio.  If the  Portfolio  writes a put option,  it will,  at all times when the put option is outstanding,  segregate  cash or other liquid assets in an amount equal to or exceeding  its  potential  obligation under the option,  or will own an option to sell the  underlying  security at a price equal to or greater  than the exercise price of the put option.

         A writer of an option may not effect a closing  purchase  transaction  after it has been  notified  of the exercise of the option.  Effecting a closing  transaction  in the case of a written call option  allows the cash or proceeds from the concurrent sale of any securities  subject to the option to be used for other  investments of the
Portfolio.

         The Portfolio  realizes a gain from a closing  transaction if the cost of the closing  transaction is less than the premium  received  from writing the option or if the proceeds from the closing  transaction  are more than the premium paid to purchase the option.  The Portfolio  realizes a loss from a closing  transaction if the cost of the closing  transaction  is more than the premium  received  from writing the option or if the  proceeds  from the closing transaction are less than the premium paid to purchase the option.

                  Risk Factors in Options  Transactions.  The  successful  use of options by the Portfolio  depends on the ability of the Sub-advisor to forecast  correctly  interest rate and market movements.  For example,  if the
Portfolio  were to write a call option  based on the  Sub-advisor's  expectation  that the price of the  underlying security  would fall,  but the price were to rise  instead,  the  Portfolio  could be required to sell the security upon exercise at a price below the current  market price.  Similarly,  if the Portfolio  were to write a put option based on the  Sub-advisor's  expectation  that the price of the underlying  security would rise, but the price were to fall  instead,  the  Portfolio  could be required to purchase the security  upon exercise at a price higher than the current market price.

         When the Portfolio  purchases an option,  it runs the risk that it will lose its entire  investment in the option in a relatively  short period of time,  unless the  Portfolio  exercises the option or enters into a closing sale  transaction  before the option's  expiration.  If the price of the underlying  security does not rise (in the case  of a call)  or fall  (in  the  case of a put) to an  extent  sufficient  to  cover  the  option  premium  and transaction  costs,  the Portfolio  will lose part or all of its  investment in the option.  This contrasts with an investment  by the  Portfolio  in the  underlying  security,  since the  Portfolio  will not  realize a loss if the security's price does not change.

         The  effective use of options also depends on the  Portfolio's  ability to terminate  option  positions at times when the  Sub-advisor  deems it desirable to do so. There is no assurance  that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A  market  may at  times  find it  necessary  to  impose  restrictions  on  particular  types  of  options transactions,  such as opening  transactions.  For example, if an underlying security ceases to meet qualifications imposed by the market or an options  clearing  corporation,  new series of options on that  security will no longer be opened to replace  expiring  series,  and opening  transactions  in  existing  series may be  prohibited.  If an options  market were to become  illiquid,  the Portfolio as a holder of an option would be able to realize  profits or limit losses only by exercising the option,  and the Portfolio,  as option writer,  would remain obligated under the option until expiration or exercise.

         Disruptions  in the markets for the  securities  underlying  options  purchased  or sold by the  Portfolio could  result in losses on the  options.  If trading is  interrupted  in an  underlying  security,  the  trading of options on that  security is normally  halted as well.  As a result,  the  Portfolio  as  purchaser or writer of an option  will be  unable  to close  out its  positions  until  options  trading  resumes,  and it may be faced  with considerable  losses if trading in the  security  reopens at a  substantially  different  price.  In  addition,  an options clearing corporation or other options markets may impose exercise restrictions.

                  Dealer  Options.  The Portfolio may engage in  transactions  involving  dealer options as well as exchange-traded  options.  Certain  risks are  specific to dealer  options.  While the  Portfolio  might look to an exchange's  clearing  corporation to exercise  exchange-traded  options, if the Portfolio purchases a dealer option it must rely on the selling  dealer to perform if the Portfolio  exercises the option.  Failure by the dealer to do so would  result in the loss of the premium paid by the  Portfolio  as well as loss of the expected  benefit of the transaction.

         Additional  information  about options  transactions and their risks is included in this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Due to the changing  nature of the Internet and related  companies,  the national economy and market conditions,  the Portfolio may, as a temporary  defensive measure,  invest without limitation in short-term debt securities and money market securities with a rating of A2-P2 or higher.

         In order to have funds  available for  redemption  and  investment  opportunities,  the Portfolio may also hold a portion  of its  assets  in cash or U.S.  short-term  money  market  instruments.  Certificates  of  deposit purchased  by the  Portfolio  will be those of U.S.  banks having total assets at the time of purchase in excess of
$1 billion,  and bankers'  acceptances  purchased by the  Portfolio  will be  guaranteed  by U.S. or foreign  banks having  total  assets  at the time of  purchase  in excess of $1  billion.  Under  normal  market  conditions,  the
Portfolio  anticipates that not more than 10% of its total assets will be invested in these short-term  instruments or held in cash.

         Portfolio  Turnover.  In order to qualify for the beneficial tax treatment afforded  regulated  investment companies,  and to be relieved of Federal tax liabilities,  the Portfolio must distribute  substantially all of its net income to  shareholders  generally on an annual  basis.  Thus,  the  Portfolio may have to dispose of portfolio securities  under  disadvantageous  circumstances  to  generate  cash  or  borrow  cash in  order  to  satisfy  the
distribution  requirement.   The  Portfolio  does  not  trade  in  securities  for  short-term  profits  but,  when circumstances warrant, securities may be sold without regard to the length of time they have been held.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Kinetics Internet  Portfolio.  The limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will  not  invest  more  than  15% of the  value of its net  assets  in  illiquid securities, restricted securities, and other securities for which market quotations are not readily available.

         2.       The Portfolio  will not purchase or sell  commodities or commodity  contracts,  or invest in oil, gas or mineral  exploration  or  development  programs or real estate,  except that the  Portfolio may purchase and sell  securities of companies that deal in oil, gas, or mineral  exploration  or development  programs or interests therein.

AST T. Rowe Price Natural Resources Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek long-term  growth of capital  through investment  primarily  in common  stocks of  companies  which own or  develop  natural  resources  and other  basic commodities.  Current  income is not a factor in the  selection of stocks for  investment by the  Portfolio.  Total return will consist primarily of capital appreciation (or depreciation).

Investment  Policies:  The Portfolio  will normally have  primarily all of its assets in equity  securities  (e.g., common  stocks).  This  portion of the  Portfolio's  assets will be subject to all of the risks of investing in the stock  market.  There is risk in all  investment.  The value of the  portfolio  securities  of the  Portfolio  will fluctuate  based  upon  market  conditions.  Although  the  Portfolio  seeks  to  reduce  risk  by  investing  in a diversified  portfolio,  such  diversification  does not eliminate all risk. The  fixed-income  securities in which the Portfolio may invest include, but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds  and  other  debt  securities  issued  by  the  U.S.
Treasury.  These  are  direct  obligations  of the  U.S.  Government  and  differ  mainly  in the  length  of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal  agencies.  These  include  securities  issued by the Federal  National  Mortgage  Association,  Government
National Mortgage Association,  Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration,  Banks for
Cooperatives,  Federal  Intermediate  Credit Banks,  Federal  Financing Bank, Farm Credit Banks, the Small Business
Association,  and the Tennessee  Valley  Authority.  Some of these  securities  are supported by the full faith and credit of the U.S. Treasury;  and the remainder are supported only by the credit of the instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank   Obligations.   Certificates  of  deposit,   bankers'   acceptances,   and  other   short-term  debt
obligations.  Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time  draft  drawn on a  commercial  bank by a  borrower,  usually  in  connection  with  international  commercial transactions.  Certificates  of deposit may have fixed or variable  rates.  The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities.  Outstanding  nonconvertible  corporate debt securities (e.g., bonds and debentures)  which have one year or less remaining to maturity.  Corporate notes may have fixed,  variable,  or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term credit needs.  Certain notes may have floating or variable rates.

         Foreign Government Securities.  Issued or guaranteed by a foreign government,  province,  instrumentality, political subdivision or similar unit thereof.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term debt obligations of savings and loan associations.

         Supranational  Entities.  The  Portfolio  may also  invest  in the  securities  of  certain  supranational entities, such as the International Development Bank.

         Debt  Obligations.  Although  primarily all of the Portfolio's  assets are invested in common stocks,  the
Portfolio may invest in convertible  securities,  corporate and  government  debt  securities and preferred  stocks which hold the prospect of  contributing  to the  achievement  of the  Portfolio's  objective..  See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The  Portfolio's  investment  program  permits it to purchase below  investment  grade  securities.  Since investors  generally perceive that there are greater risks associated with investment in lower quality  securities, the yields from such securities  normally  exceed those  obtainable from higher quality  securities.  However,  the principal  value of lower-rated  securities  generally  will fluctuate more widely than higher quality  securities.
Lower quality  investments  entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality  investments.  Such securities are also subject to special risks,  discussed  below.
Although the  Portfolio  seeks to reduce risk by  portfolio  diversification,  credit  analysis,  and  attention to trends in the economy,  industries and financial  markets,  such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After  purchase  by the  Portfolio,  a debt  security  may cease to be rated or its  rating may be reduced below the minimum  required for purchase by the  Portfolio.  Neither  event will require a sale of such security by the  Portfolio.  However,  Sub-advisor  will  consider  such event in its  determination  of whether the  Portfolio should  continue  to hold the  security.  To the extent  that the  ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt  Securities.  The Portfolio may invest in low quality bonds  commonly  referred to as "junk  bonds."  Junk bonds are regarded as  predominantly  speculative  with respect to the issuer's  continuing ability to meet  principal  and  interest  payments.  Because  investment  in low and  lower-medium  quality  bonds involves  greater  investment  risk,  to the  extent  the  Portfolio  invests  in such  bonds,  achievement  of its investment  objective  will be more  dependent  on  Sub-advisor's  credit  analysis  than  would be the case if the
Portfolio  was investing in higher  quality  bonds.  For a discussion  of the special  risks  involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities are securities  representing  interest in a pool of  mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its rating may be reduced below the minimum  required for purchase by the  Portfolio.  Neither  event will require a sale of such security by the Portfolio.  However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should  continue  to hold the  security.  To the extent  that the  ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable ratings as  standards  for  investments  in  accordance  with the  investment  policies  continued  in the  Trust's
Prospectus.  For a  discussion  of  mortgage-backed  securities  and  certain  risks  involved  therein,  see  this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations (CMOs). CMOs are obligations fully  collateralized by a portfolio of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed through to the  holders  of the CMOs on the same  schedule  as they are  received,  although  certain  classes of CMOs have priority  over others with respect to the receipt of  prepayments  on the  mortgages.  Therefore,  depending on the type of CMOs in  which a  Portfolio  invests,  the  investment  may be  subject  to a  greater  or  lesser  risk of prepayment  than other types of  mortgage-related  securities.  For an  additional  discussion  of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The Portfolio may invest a portion of its assets in debt  obligations  known as asset-backed  securities.  The credit  quality of most  asset-backed  securities  depends  primarily  on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the  originator or any other  affiliated  entities and the amount and quality of any credit  support provided to the securities.  The rate of principal  payment on  asset-backed  securities  generally  depends on the rate of  principal  payments  received  on the  underlying  assets  which in turn may be  affected  by a variety of economic  and other  factors.  As a result,  the yield on any  asset-backed  security is  difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  which are backed by receivables  from motor vehicle  installment  sales  contracts or installment  loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable  Securities.  The Portfolio may invest in asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The Sub-advisor  anticipates that  asset-backed  securities backed by assets other than those  described  above will be issued in the  future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent  with its investment  objective and policies.  For a discussion of these  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and Investment
Methods."

         Stripped  Agency  Mortgage-Backed   Securities.   Stripped  Agency  Mortgage-Backed  securities  represent
interests  in a pool of  mortgages,  the cash flow of which has been  separated  into its  interest  and  principal components.  "IOs"  (interest  only  securities)  receive  the  interest  portion  of the  cash  flow  while  "POs"
(principal  only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed  Securities may be
issued by U.S.  Government  Agencies or by private  issuers  similar to those  described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall,  the value of IOs tends to move in the same  direction  as  interest  rates.  The  value of the  other  mortgage-backed  securities  described herein,  like other debt  instruments,  will tend to move in the  opposite  direction  compared to interest  rates.
Under the  Internal  Revenue Code of 1986,  as amended  (the  "Code"),  POs may  generate  taxable  income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments
(including  prepayments)  on the  related  underlying  mortgage  assets.  For  example,  a rapid  or  slow  rate of principal  payments  may  have a  material  adverse  effect  on the  prices  of IOs or  POs,  respectively.  If the underlying  mortgage assets experience greater than anticipated  prepayments of principal,  an investor may fail to recoup fully its initial  investment in an IO class of a stripped  mortgage-backed  security,  even if the IO class is  rated  AAA or Aaa or is  derived  from a full  faith  and  credit  obligation.  Conversely,  if the  underlying mortgage  assets  experience  slower than  anticipated  prepayments  of principal,  the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The  Portfolio  will  treat IOs and POs,  other  than  government-issued  IOs or POs  backed by fixed rate mortgages,  as illiquid securities and,  accordingly,  limit its investments in such securities,  together with all other  illiquid  securities,  to 15% of the  Portfolio's  net assets.  Sub-advisor  will determine the liquidity of these  investments based on the following  guidelines:  the type of issuer;  type of collateral,  including age and prepayment  characteristics;  rate of interest on coupon  relative  to current  market  rates and the effect of the rate on the  potential for  prepayments;  complexity  of the issue's  structure,  including the number of tranches;
size of the  issue  and the  number  of  dealers  who make a  market  in the IO or PO.  The  Portfolio  will  treat non-government-issued  IOs and POs not backed by fixed or adjustable  rate  mortgages as illiquid  unless and until the SEC modifies its position.

         Writing  Covered Call Options.  The Portfolio may write (sell)  American or European style  "covered" call options and  purchase  options to close out options  previously  written by a  Portfolio.  In writing  covered call options,  the  Portfolio  expects  to  generate  additional  premium  income  which  should  serve to  enhance  the
Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered call options will  generally be written on securities  or  currencies  which,  in  Sub-advisor  is opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the  security  or  currency  subject to the option or an option to  purchase  the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the  Portfolio  will write a call option that is not covered but where the Portfolio  will  establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S.  government  securities or other liquid  high-grade  debt  obligations or other suitable  collateral as permitted by the SEC having a value equal to the  fluctuating  market value of the optioned  securities  or  currencies.  While such an option would be
"covered"  with  sufficient  collateral to satisfy SEC  prohibitions  on issuing  senior  securities,  this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's  investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the  writing of naked or  uncovered  options,  which the  Portfolio  will not do),  but  capable of  enhancing  the
Portfolio's  total return.  When writing a covered call option,  a Portfolio,  in return for the premium,  gives up the opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but  conversely  retains the risk of loss should the price of the  security  or  currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which the  Portfolio  has written  expires,  the
Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is exercised, the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency.  The  Portfolio does  not  consider  a  security  or  currency  covered  by a call  to be  "pledged"  as  that  term is used in the
Portfolio's  policy  which limits the pledging or  mortgaging  of its assets.  If the  Portfolio  writes  uncovered options as  described  above it will bear the risk of having to purchase  the  security  subject to the option at a price higher than the exercise  price of the option.  As the price of a security  could  appreciate  substantially, the Portfolio's loss could be significant.

         Call options  written by the Portfolio will normally have  expiration  dates of less than nine months from the date  written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the  underlying  securities or currencies at the time the options are written.  From time to time, the Portfolio may  purchase an  underlying  security or currency  for delivery in  accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering  such  security or  currency  from its  portfolio.  In such cases, additional costs may be incurred.

         The  premium  received is the market  value of an option.  The premium the  Portfolio  will  receive  from writing a call option will reflect,  among other things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or  currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a particular  call option  should be written on a particular security or currency,  will  consider the  reasonableness  of the  anticipated  premium and the  likelihood  that a liquid  secondary  market will exist for those options.  The premium  received by the Portfolio for writing covered call  options  will be recorded as a liability  of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest asked price.  The option will be  terminated  upon  expiration  of the option,  the purchase of an identical option in a closing  transaction,  or delivery of the  underlying  security  or currency  upon the  exercise of the option.

         The  Portfolio  will  realize  a profit or loss from a  closing  purchase  transaction  if the cost of the transaction  is less or more than the premium  received  from the writing of the option.  Because  increases in the market price of a call option will generally  reflect  increases in the market price of the underlying  security or currency,  any loss  resulting  from the  repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The  Portfolio  will not write a covered call option if, as a result,  the  aggregate  market value of all portfolio  securities  or  currencies  covering  call  or  put  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering  written calls and puts, the value of purchased calls and puts on identical  securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write  American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The  Portfolio  would write put options  only on a covered  basis,  which means that the  Portfolio  would maintain in a segregated  account cash, U.S.  government  securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio  will own an option to sell the underlying  security or currency  subject  to the option  having an  exercise  price  equal to or greater  than the  exercise  price of the
"covered"  option  at all  times  while  the put  option  is  outstanding.  (The  rules of a  clearing  corporation currently  require  that  such  assets  be  deposited  in escrow to secure  payment  of the  exercise  price.)  The
Portfolio would generally write covered put options in circumstances  where the Sub-advisor  wishes to purchase the underlying  security or currency for the  Portfolio at a price lower than the current  market price of the security or  currency.  In such event the  Portfolio  would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects  the lower price it is willing to pay.  Since the  Portfolio  would also receive  interest on debt  securities or  currencies  maintained  to cover the exercise  price of the option,  this technique  could be used to  enhance  current  return  during  periods  of market  uncertainty.  The risk in such a transaction  would be that the  market  price of the  underlying  security  or  currency  would  decline  below the exercise price less the premiums  received.  Such a decline could be substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities  or  currencies which it may be  required  to purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with respect to such specific securities or currencies.

         The  Portfolio  will not write a covered put option if, as a result,  the  aggregate  market  value of all portfolio  securities  or  currencies  covering  put  or  call  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio has the right to sell the  underlying  security or currency at the exercise price at any time during the option period (American  style) or at the expiration of the option  (European  style).
The  Portfolio  may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase  put options for  defensive  purposes in order to protect  against an anticipated  decline  in the value of its  securities  or  currencies.  An  example  of such use of put  options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The  premium  paid by the  Portfolio  when  purchasing  a put option  will be  recorded as an asset of the
Portfolio.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is  computed  (close of New York Stock
Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated  upon  expiration of the option,  the selling  (writing)  of an  identical  option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call  Options.  The  Portfolio may purchase  American or European  style call options.  As the holder of a call  option,  the  Portfolio  has the right to  purchase  the  underlying  security or currency at the exercise price at any time during the option period  (American  style) or at the expiration of the option (European style).  The Portfolio  may enter into closing sale  transactions  with respect to such  options,  exercise them or permit them to expire.  The Portfolio may purchase  call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current return.  The Portfolio may also purchase call options in order to acquire the  underlying  securities or  currencies.  Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio  may also  purchase call options on underlying  securities or currencies it owns in order to protect  unrealized  gains on call options  previously  written by it. A call option  would be  purchased  for this purpose  where  tax  considerations  make  it  inadvisable  to  realize  such  gains  through  a  closing  purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

         The  Portfolio  will not commit more than 5% of its total assets to premiums when  purchasing  call or put options.

         Dealer  (Over-the-Counter)  Options.  The Portfolio may engage in transactions  involving  dealer options.
Certain  risks are  specific  to dealer  options.  While the  Portfolio  would  look to a clearing  corporation  to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it  purchased  the option to perform if the option were  exercised.  Failure by the dealer to do so would result  in the  loss  of the  premium  paid by the  Portfolio  as well  as  loss  of the  expected  benefit  of the transaction.  For a discussion of dealer  options,  see this  Statement  under "Certain Risk Factors and Investment
Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including  stock index,  interest rate and currency futures  ("futures" or "futures  contracts").  The Portfolio may also enter into futures on  commodities  related  to the types of  companies  in which it  invests,  such as oil and gold  futures.
Otherwise  the nature of such futures and the  regulatory  limitations  and risks to which they are subject are the same as those described below.

         Stock  index  futures  contracts  may be used to attempt to hedge a portion  of the  Portfolio,  as a cash management  tool,  or as an  efficient  way for the  Sub-advisor  to  implement  either an  increase or decrease in portfolio  market  exposure in response to changing market  conditions.  The Portfolio may purchase or sell futures contracts with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the Portfolio must sell futures  contacts with respect to indices or subindices  whose  movements will have a significant  correlation with movements in the prices of the Portfolio's securities.

         Interest  rate  or  currency  futures  contracts  may be used to  attempt  to  hedge  against  changes  in prevailing  levels  of  interest  rates or  currency  exchange  rates in order to  establish  more  definitely  the effective  return on  securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard, the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in  interest  rates or  currency  exchange  rates and  purchase  such  futures as an offset  against  the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will  enter  into  futures  contracts  which are traded on  national  or  foreign  futures exchanges,  and are standardized as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United  States are  regulated  under the  Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures  contracts  could be used for the  above-referenced  purposes,  futures contracts  offer an effective and relatively low cost means of  implementing  the  Portfolio's  objectives in these areas.

                  Regulatory  Limitations.  The  Portfolio  will engage in futures  contracts  and options  thereon only for bona fide hedging,  yield  enhancement,  and risk  management  purposes,  in each case in accordance  with rules and regulations of the CFTC.

         The  Portfolio  may not  purchase  or sell  futures  contracts  or related  options  if,  with  respect to positions which do not
qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin  deposits and premiums  paid on those  positions  would  exceed 5% of the net asset  value of the  Portfolio  after  taking  into account  unrealized  profits and unrealized  losses on any such contracts it has entered into;  provided,  however, that in the case of an  option  that is  in-the-money  at the time of  purchase,  the  in-the-money  amount  may be excluded in  calculating  the 5% limitation.  For purposes of this policy options on futures  contracts and foreign currency  options  traded on a  commodities  exchange  will be  considered  "related  options."  This policy may be modified by the Board of Trustees of the Trust  without a  shareholder  vote and does not limit the  percentage  of the Portfolio's assets at risk to 5%.

         In instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the Portfolio,  an amount of cash, U.S.  government  securities or other liquid,  high-grade  debt  obligations, equal to the market value of the futures  contracts and options  thereon (less any related margin  deposits),  will be  identified  by the  Portfolio  to cover the  position,  or  alternative  cover  (such as  owning an  offsetting position)  will be  employed.  Assets  used as cover or held in an  identified  account  cannot  be sold  while the position in the  corresponding  option or future is open,  unless  they are  replaced  with  similar  assets.  As a result,  the  commitment of a large portion of a Portfolio's  assets to cover or identified  accounts  could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
         Options on Futures  Contracts.  The  Portfolio  may purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or purchasing  call and put options on stock index futures, the  Portfolio  may write or purchase  call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures  contracts  (or  options  thereon)  may be made on  behalf  of the  Portfolio  and  other  mutual  funds or portfolios  of mutual  funds  managed by the  Sub-advisor  or T. Rowe Price  International,  Inc.  Such  aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this  Statement  and Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although the Portfolio  has no current  intention of engaging in  futures  or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such futures  and options  trading  might  involve  risks  which  differ from those  involved in the futures and options described above.

         Foreign  Futures and Options.  The  Portfolio is permitted to invest in foreign  futures and options.  For a description of foreign  futures and options and certain risks involved  therein as well as certain risks involved in foreign  investing,  see this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Foreign Securities.  The Portfolio may invest in U.S.  dollar-denominated and non-U.S.  dollar-denominated securities  of  foreign  issuers.  There  are  special  risks in  foreign  investing.  Certain  of these  risks are inherent in any  international  mutual fund while others relate more to the  countries in which the Portfolio  will invest.  Many of the risks are more  pronounced for investments in developing or emerging  countries,  such as many of the  countries  of  Southeast  Asia,  Latin  America,  Eastern  Europe and the Middle  East.  For an  additional discussion  of certain  risks  involved in  investing in foreign  securities,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted  directly between currency traders (usually large,  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement,  and no commissions are charged at any stage for trades.

         The  Portfolio  may enter  into  forward  contracts  for a variety  of  purposes  in  connection  with the management  of the foreign  securities  portion of its  portfolio.  The  Portfolio's  use of such  contracts  would include,  but not be limited to, the following.  First,  when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the Sub-advisor  believes that one currency may experience a substantial  movement against another  currency,  including the U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former foreign currency,  approximating the value of some or all of the Portfolio's  securities  denominated in such  foreign  currency.  Alternatively,  where  appropriate,  the  Portfolio  may hedge all or part of its foreign currency  exposure  through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the  foreign  currency  to be sold  exceeds  the value of the  securities  denominated  in such currency.  The use of this basket  hedging  technique  may be more  efficient  and  economical  than  entering into separate  forward  contracts for each currency held in the Portfolio.  The precise matching of the forward contract amounts and the value of the  securities  involved  will not  generally be possible  since the future value of such securities  in  foreign  currencies  will  change  as a  consequence  of  market  movements  in the  value of those securities  between  the date the forward  contract is entered  into and the date it  matures.  The  projection  of short-term currency market movement is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly  uncertain.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be  incorporated  into the longer  term  investment  decisions  made with  regard to  overall  diversification strategies.  However,  Sub-advisor  believes  that it is  important  to have the  flexibility  to enter  into  such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio  may enter into forward  contracts for any other  purpose  consistent  with the  Portfolio's investment  objective and policies.  However,  the Portfolio  will not enter into a forward  contract,  or maintain exposure to any such  contract(s),  if the amount of foreign  currency  required to be delivered  thereunder  would exceed the  Portfolio's  holdings of liquid,  high-grade  debt  securities and currency  available for cover of the forward  contract(s).  In  determining  the  amount  to be  delivered  under  a  contract,  the  Portfolio  may net offsetting positions.

         At the maturity of a forward  contract,  the Portfolio  may sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and either extend the maturity of the forward contract (by
"rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio  security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract prices.  If the  Portfolio  engages in an  offsetting  transaction,  it may  subsequently  enter into a new forward contract to sell the foreign  currency.  Should forward  prices  decline during the period between the  Portfolio's entering  into a forward  contract  for the sale of a foreign  currency  and the date it enters into an  offsetting contract for the purchase of the foreign  currency,  the  Portfolio  will realize a gain to the extent the price of the  currency it has agreed to sell exceeds the price of the  currency it has agreed to  purchase.  Should  forward prices  increase,  the  Portfolio  will  suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the transactions  described  above.  However,  the Portfolio  reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally,  although such  contracts tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its  holdings  of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the difference  (the "spread")  between the prices at which they are buying  and  selling  various  currencies.  Thus,  a dealer  may offer to sell a foreign  currency  to the
Portfolio  at one rate,  while  offering a lesser  rate of  exchange  should the  Portfolio  desire to resell  that currency to the dealer.  For a discussion of certain risk factors  involved in foreign currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward  Foreign  Exchange  Contracts.  Options,
futures and forward  foreign  exchange  contracts,  including  options and futures on  currencies,  which  offset a foreign dollar  denominated bond or currency position may be considered  straddles for tax purposes in which case a loss on any position in a straddle  will be subject to deferral to the extent of  unrealized  gain in an offsetting position.  The holding period of the  securities or currencies  comprising the straddle will be deemed not to begin until the  straddle is  terminated.  The holding  period of the  security  offsetting  an  "in-the-money  qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to  continue  to qualify  for  federal  income tax  treatment  as a regulated investment  company,  at least 90% of its gross income for a taxable year must be derived from  qualifying  income,
i.e.,  dividends,  interest,  income  derived from loans of  securities,  and gains from the sale of  securities or currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts may result in the  "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid  Instruments.  Hybrid  Instruments  have  been  developed  and  combine  the  elements  of  futures contracts,  options  or  other  financial  instruments  with  those  of  debt,  preferred  equity  or a  depositary instrument  (hereinafter "Hybrid Instruments.  Hybrid Instruments may take a variety of forms,  including,  but not limited to, debt  instruments  with interest or principal  payments or redemption  terms determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities  with the  conversion  terms related to a particular  commodity.  For a discussion of certain risks involved in investing in hybrid  instruments see this statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  Although the  Portfolio  has no current  intention,  in the  foreseeable future,  of  engaging  in  reverse  repurchase  agreements,  the  Portfolio  reserves  the right to do so.  Reverse repurchase  agreements  are ordinary  repurchase  agreements in which a Portfolio is the seller of, rather than the investor  in,  securities,  and  agrees to  repurchase  them at an agreed  upon  time and  price.  Use of a reverse repurchase  agreement may be preferable to a regular sale and later repurchase of the securities  because it avoids certain market risks and  transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants.  The Portfolio may acquire  warrants.  For a discussion of certain risks involved  therein,  see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio  Securities.  Securities loans are made to broker-dealers or institutional  investors or other persons,  pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all  times to the  value of the  securities  lent,  marked to  market  on a daily  basis.  The  collateral received will consist of cash or U.S.  government  securities.  While the  securities are being lent, the Portfolio will  continue to receive the  equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment  of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with  securities  trading on foreign  markets,  within such  longer  period of time which  coincides  with the normal  settlement  period for purchases and sales of such  securities  in such foreign  markets.  The  Portfolio  will not have the right to vote securities  while they are being lent,  but it will call a loan in  anticipation  of any important  vote. The risks in lending  portfolio  securities,  as with  other  extensions  of secured  credit,  consist of  possible  delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval  by the SEC and  certain  state  regulatory  agencies,  the
Portfolio may make loans to, or borrow funds from,  other mutual funds  sponsored or advised by the  Sub-advisor or
T. Rowe Price  International,  Inc. The Portfolio has no current  intention of engaging in these  practices at this time.

         When-Issued  Securities  and Forward  Commitment  Contracts.  The Portfolio  may purchase  securities on a
"when-issued" or delayed delivery basis and may purchase  securities on a forward  commitment  basis. Any or all of the  Portfolio's  investments in debt  securities  may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally,  the  settlement  date occurs within 90 days of the purchase  for  when-issueds,  but  may  be  substantially  longer  for  forwards.  The  Portfolio  will  cover  its commitments  with respect to these  securities by maintaining  cash and/or liquid,  high-grade debt securities with its custodian  bank equal in value to these  commitments  during the time between the purchase and the  settlement.
Such segregated  securities  either will mature or, if necessary,  be sold on or before the settlement  date. For a discussion of these securities and the risks involved  therein,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable  to the AST T.  Rowe  Price  Natural  Resources  Portfolio.  These  limitations  are  not  "fundamental"
restrictions and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase a futures  contract or an option  thereon if, with  respect to  positions  in futures or options on futures which do not  represent  bona fide hedging,  the aggregate  initial  margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

         4.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such  securities.  Securities  eligible for resale under Rule 144A of the  Securities Act of 1933 may be subject to this 15% limitation;

         5.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance  with the 1940 Act.

         6.       Purchase  securities on margin,  except (i) for use of short-term  credit necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures contracts or other permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security owned by the Portfolio as security for indebtedness  except as may be necessary in connection with  permissible  borrowings or investments and then such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the Trust's Prospectus and this Statement;

         9.       Effect short sales of securities; or

         10.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the
Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants  acquired as a result of the purchase of another  security.  For purposes of these  percentage  limitations,  the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment  Objective:  The Portfolio's  investment  objective is to seek long-term  growth of capital by investing predominantly in the equity  securities  (common stocks,  securities  convertible into common stocks and rights and warrants  to  subscribe  for or  purchase  common  stocks)  of a  limited  number  of  large,  carefully  selected, high-quality U.S.  companies that, in the judgment of the Portfolio's  Sub-advisor,  are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary  research  universe of  approximately  500 companies  that  are  considered  by the  Sub-advisor  to have  strong  management,  superior  industry  positions, excellent  balance  sheets  and  the  ability  to  demonstrate  superior  earnings  growth.  As one of the  largest multi-national  investment  firms,  the Sub-advisor has access to  considerable  information  concerning all of the companies  followed,  an  in-depth  understanding  of the  products,  services,  markets and  competition  of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial  models for each company followed.  While each analyst has responsibility  for following  companies in one or more identified sectors and/or industries,  the lateral structure of the Sub-advisor's  research organization and constant communication among the analysts result in  decision-making  based on the relative  attractiveness  of stocks among industry  sectors.  The focus during this process is on the early  recognition  of change on the premise that value is created  through the
dynamics  of  changing  company,   industry  and  economic  fundamentals.   Research  emphasis  is  placed  on  the
identification of companies whose substantially  above average  prospective  earnings growth is not fully reflected in current market valuations.

         The  Sub-advisor  continually  reviews its primary  research  universe of  approximately  500 companies to maintain a list of favored  securities,  the "Alliance 100," considered by the Sub-advisor to have the most clearly superior earnings  potential and valuation  attraction.  The  Sub-advisor's  concentration on a limited universe of companies  allows it to  devote  its  extensive  resources  to  constant  intensive  research  of these  companies.
Companies are constantly added to and deleted from the Alliance 100 as their  fundamentals  and valuations  change.
The Sub-advisor's  Large Cap Growth Group, in turn,  further refines,  on a weekly basis, the selection process for the Portfolio  with each  portfolio  manager in the Group  selecting 25 such  companies  that appear to the manager most  attractive  at  current  prices.  These  individual  ratings  are then  aggregated  and  ranked to  produce a composite list of the 25 most highly regarded stocks,  the "Favored 25."  Approximately  70% of the Portfolio's net
assets  will  usually be  invested  in the  Favored 25 with the  balance of the  Portfolio's  investment  portfolio consisting  principally  of other stocks in the Alliance  100.  Portfolio  emphasis upon  particular  industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The  Sub-advisor  expects the average  weighted  market  capitalization  of companies  represented  in the
Portfolio  (i.e., the number of a company's  shares  outstanding  multiplied by the price per share) to normally be in the range of or exceed the average  weighted  market  capitalization  of  companies  comprising  the  Standard &
Poor's 500 Composite  Stock Price Index,  a widely  recognized  unmanaged  index of market  activity based upon the aggregate  performance of a selected portfolio of publicly traded stocks,  including monthly adjustments to reflect the  reinvestment  of  dividends  and  distributions.  Investments  will be made upon their  potential  for capital appreciation.

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are convertible at a stated exchange rate into common stock.  Prior to their  conversion,  convertible  securities have the same general characteristics  as  non-convertible  debt  securities,  as they provide a stable  stream of income with  generally higher yields than those of equity  securities of the same or similar  issuers.  As with all debt  securities,  the market value of convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase as  interest  rates  decline.  Convertible  securities  generally  offer lower  interest  or  dividend  yields than non-convertible  debt  securities  of  similar  quality.  However,  when  the  market  price  of the  common  stock underlying a convertible  security  increases,  the price of the  convertible  security  increasingly  reflects the value of the  underlying  common  stock and may rise  accordingly.  As the market  price of the  underlying  common stock  declines,  the  convertible  security  tends  to  trade  increasingly  on a yield  basis,  and  thus may not depreciate  to the same  extent as the  underlying  common  stock.  Convertible  securities  rank  senior to common stocks on an issuer's  capital  structure.  They are  consequently  of higher quality and entail less risk than the issuer's  common stock,  although the extent to which such risk is reduced depends in large measure upon the degree to which the  convertible  security sells above its value as a fixed income  security.  The Portfolio may invest up to 20% of its net assets in the  convertible  securities of companies whose common stocks are eligible for purchase by the  Portfolio  under  the  investment  policies  described  above.  Additional  information  about  convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may invest up to 5% of its net  assets in rights or  warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the  Sub-advisor  for inclusion in the  Portfolio.  Rights and warrants may be more  speculative  than certain other types of investments in that they do not entitle a holder to dividends or voting  rights with respect to the  securities  which may be purchased  nor do they  represent  any rights in the assets of the issuing  company.  Also,  the value of a right or warrant  does not  necessarily  change with the value of the  underlying  securities.  Additional  information  about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may invest up to 15% of the value of its total assets in  securities of foreign  issuers whose common stocks are eligible for purchase by the Portfolio  under the  investment  policies described above. For purposes of the Portfolio,  a non-U.S.  company is a company that (i) is organized outside the
United States,  (ii) has its principal  place of business  outside the United States,  and (iii) issues  securities that are traded  principally in foreign  countries.  Companies  that do not fall within this  definition are deemed to be U.S.  companies.  Additional  information  about  foreign  securities  and their  risks is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

         While the Portfolio  does not anticipate  utilizing  them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions as described below.  Additional  information  about option, futures and their risks is included in this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common  stocks,  and may purchase  and sell  exchange-traded  call and put  options  on common  stocks  written  by  others or  combinations thereof.  The Portfolio will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher,  and  consequently the risks are  greater,  when the stocks  involved  are lower  priced or  volatile,  or both.  While an option  that has been written is in force,  the maximum  profit that may be derived from the optioned stock is the premium less brokerage commissions  and fees.  The  Portfolio  will not write a call unless the  Portfolio  at all times during the option period owns either (a) the optioned  securities  or has an absolute and  immediate  right to acquire that  security without  additional cash  consideration (or for additional cash  consideration  held in a segregated account by its custodian) upon  conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security  and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call  written or (ii) is greater  than the  exercise  price of the call written if the  difference is  maintained  by the Portfolio in liquid assets in a segregated  account with its
Custodian.

         Premiums   received  by  the  Portfolio  in  connection  with  writing  call  options  will  vary  widely.
Commissions,  stock  transfer  taxes and  other  expenses  of the  Portfolio  must be  deducted  from such  premium receipts.  Calls  written by the Portfolio  will  ordinarily  be sold either on a national  securities  exchange or through put and call  dealers,  most,  if not all, of whom are members of a national  securities  exchange on which options are traded, and will be endorsed or guaranteed by a member of a national  securities  exchange or qualified broker-dealer,  which may be Sanford C. Bernstein & Company,  LLC, an affiliate of the  Sub-advisor.  The endorsing or  guaranteeing  firm  requires  that the option  writer (in this case the  Portfolio)  maintain a margin  account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call option  written by it if, as a result of the sale,  the  aggregate of the Portfolio's  portfolio  securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.

         The  Portfolio  may  purchase or write  options on  securities  of the types in which it is  permitted  to invest in privately negotiated (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted procedures for monitoring the  creditworthiness of financial  institutions with which  over-the-counter  options  transactions are effected.

         In buying a call,  the Portfolio  would be in a position to realize a gain if,  during the option  period, the  price of the  shares  increased  by an  amount  in  excess of the  premium  paid and  commissions  payable  on exercise.  It would  realize a loss if the price of the security  declined or remained the same or did not increase during the period by more than the amount of the  premium and  commissions  payable on  exercise.  In buying a put, the  Portfolio  would  realize  a loss if the  price of the  security  increased  or  remained  the same or did not decrease  during  that  period by more than the amount of the  premium  and  commissions  payable on  exercise.  In addition, the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options  purchased and held by the Portfolio,  including options on market indices as described below, will at no time exceed 10% of the Portfolio's total assets.

         Options on Market  Indices.  The Portfolio may purchase and sell  exchange-traded  index options.  Through the purchase of listed index options,  the portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.  Price  movements in the Portfolio's  securities  probably will not correlate perfectly  with  movements in the level of the index and,  therefore,  the  Portfolio  would bear a risk of loss on index  options  purchased by it if favorable  price  movements of the hedged  portfolio  securities do not equal or exceed  losses on the options or if adverse price  movements of the hedged  portfolio  securities  are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the  difference  between the stock index value at the  close of the last  trading  day of the  contract  and the  price at which  the  futures  contract  is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Portfolio's  existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index  futures  contracts can be purchased or sold with respect to the Standard & Poor's
500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York
Futures  Exchange  and the Value Line Stock  Index on the Kansas  City  Board of Trade.  The  Sub-advisor  does not believe that  differences in composition  of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in differences  in  correlation of the futures  contracts with movements in the value of the securities being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The  nature of  initial  margin in  futures  transactions  is  different  from that of margin in  security transactions  in that futures  contract  margin does not involve the  borrowing  of funds to finance  transactions.
Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Portfolio upon  termination of the futures  contract,  assuming all  contractual  obligations  have been satisfied.

         There are several  risks in  connection  with the use of stock index futures by the Portfolio as a hedging device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and  movements in the price of the  securities  which are the subject of the hedge.  The price of the stock index  futures  may move  more  than or less than the price of the  securities  being  hedged.  If the price of the stock index  futures  moves less than the price of the  securities  which are the  subject of the hedge,  the hedge will  not be fully  effective  but,  if the  price of the  securities  being  hedged  has  moved in an  unfavorable direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index  future.  If the price of the  future  moves  more than the price of the  stock,  the  Portfolio  will experience  either a loss or gain on the future  which will not be  completely  offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility  over such time period for the index,  or if  otherwise  deemed to be  appropriate  by the  Sub-advisor.
Conversely,  the Portfolio may buy or sell fewer stock index futures  contracts if the volatility over a particular time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures  are  purchased  to hedge  against a  possible  increase  in the price of stock  before the
Portfolio  is able to invest its cash (or cash  equivalents)  in stocks (or options) in an orderly  fashion,  it is possible  that the  market  may  decline  instead.  If the  Sub-advisor  then  concludes  not to invest in stock or options at that time because of concern as to possible  further market decline or for other reasons,  the Portfolio will  realize  a loss on the  futures  contract  that is not  offset  by a  reduction  in the  price of  securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio   Turnover.   The  Portfolio's   investment  policies  as  described  above  are  based  on  the
Sub-advisor's  assessment of fundamentals in the context of changing market valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular  issuer as well as the replacement of securities.  The Sub-advisor  expects that more of its portfolio  turnover will be attributable to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular issuer's  securities from the Portfolio.  For more  information on portfolio  turnover,  see this Statement and the
Trust's Prospectus under "Portfolio Turnover."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Alliance Growth Portfolio.  These  limitations are not "fundamental"  restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase  the  securities  of any  other  investment  company  or  investment  trust,  except  in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other mineral  exploration  or  development  programs,  except that it may purchase  and sell  securities  of companies  that deal in oil,  gas or other  mineral  exploration  or development programs;

         4.       Make short  sales of  securities  or purchase  securities  on margin  except for such  short-term credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities  if  immediately  after  such  investment  more  than  15%  of the
Portfolio's net assets (taken at market value) would be so invested;

Whenever any investment  restriction  states a maximum  percentage of the Portfolio's  assets which may be invested in any security or other asset,  it is intended  that such  percentage  be  determined  immediately  after and as a result of the  Portfolio's  acquisition  of such  securities or other assets.  Accordingly,  any later  increase or decrease in percentage beyond the specified  limitation  resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek to provide long-term growth of capital and future income rather than current income.

Investment Policies:

         Variable  and  Floating  Rate  Obligations.  The  Portfolio  may  invest  in  floating  or  variable  rate securities.  Investments in variable or floating rate securities  normally will involve  industrial  development or revenue  bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate, such as rates on Treasury  Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The maturity of floating or variable rate obligations  (including  participation  interests therein) is deemed to be the longer of (i) the notice period required  before the  Portfolio  is entitled to receive  payment of the  obligation  upon demand or (ii) the period remaining  until the  obligation's  next interest  rate  adjustment.  If not redeemed by the Portfolio  through the demand  feature,  the obligations  mature on a specified date,  which may range up to thirty years from the date of issuance.

         Equity Securities.  The Portfolio may invest in all types of equity  securities,  including the following:
common  stocks,  preferred  stocks and preference  stocks;  securities  such as bonds,  warrants or rights that are convertible  into  stocks;  and  depositary  receipts  for  those  securities.  These  securities  may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.  The Portfolio may invest in  dollar-denominated  and non-dollar  denominated foreign securities.  Investing in securities of foreign  issuers  generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may  invest  in  American  Depositary  Receipts  ("ADRs"),   Global
Depositary  Receipts ("GDRs") and other types of depositary  receipts.  ADRs are certificates by a U.S.  depository
(usually a bank) and  represent a specified  quantity of shares of an underlying  non-U.S.  stock on deposit with a custodian bank as  collateral.  GDRs and other types of depositary  receipts are typically  issued by foreign banks or trust companies and evidence  ownership of underlying  securities  issued by either a foreign or a U.S. company.
For the purposes of the  Portfolio's  policy to invest a certain  percentage  of its assets in foreign  securities, the  investments  of the  Portfolio  in ADRs,  GDRs and  other  types  of  depositary  receipts  are  deemed  to be investments in the underlying securities.

         ADRs may be sponsored or  unsponsored.  A sponsored  ADR is issued by a depositary  which has an exclusive relationship  with the issuer of the underlying  security.  An unsponsored  ADR may be issued by any number of U.S.
depositories.  Under  the  terms of most  sponsored  arrangements,  depositories  agree to  distribute  notices  of shareholder  meetings and voting instructions,  and to provide shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an  unsponsored  ADR, on the other hand,  is under no obligation to  distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.
The  Portfolio  may  invest in either  type of ADR.  Although  the U.S.  investor  holds a  substitute  receipt  of ownership  rather  than direct  stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce  costs and  delays  as well as  potential  currency  exchange  and other  difficulties.  The  Portfolio  may purchase  securities in local markets and direct  delivery of these shares to the local  depositary of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Portfolio's custodian  in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using  existing  ADRs.  A foreign  issuer of the security  underlying an ADR is generally not subject to the same reporting  requirements  in the United States as a domestic issuer.  Accordingly,  information  available to a U.S. investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market value of an ADR may not reflect  undisclosed  material  information  concerning  the issuer of the  underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging   Markets.   The  Portfolio  may  invest  in   securities  of   government,   government-related,
supranational  and corporate  issuers located in emerging  markets.  Such investments  entail  significant risks as described below.

         Company  Debt.  Governments  of many emerging  market  countries  have  exercised and continue to exercise substantial  influence over many aspects of the private sector through the ownership or control of many  companies, including  some of the largest in any given  country.  As a result,  government  actions in the future could have a significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely affect companies in the  private  sector,  general  market  conditions  and  prices and  yields of  certain  of the  securities  in the
Portfolio's  portfolio.  Expropriation,  confiscatory  taxation,  nationalization,  political,  economic  or social instability or other similar  developments  have occurred  frequently over the history of certain  emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries  may have managed  currencies,  which are not free floating  against the U.S. dollar.  In addition,  there is risk that certain emerging market countries may restrict the free conversion of their currencies into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have experienced a steep devaluation  relative to the
U.S.  dollar.  Any devaluations in the currencies in which a Portfolio's  portfolio  securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many  emerging  markets have  experienced  substantial,  and in some periods  extremely  high, rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation rates have had and may continue to have adverse  effects on the  economies and  securities  markets of certain  emerging  market  countries.  In an attempt  to  control  inflation,  wage and  price  controls  have  been  imposed  in  certain  countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market  countries are substantially  smaller, less developed,  less liquid and more volatile than the major securities markets in the
U.S.  Disclosure and regulatory  standards are in many respects less stringent than U.S.  standards.  Furthermore , there is a lower level of  monitoring  and  regulation  of the  markets and the  activities  of  investors  in such markets.

         The limited size of many emerging market  securities  markets and limited trading volume in the securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for  reasons  apart from  factors  that  affect the  soundness  and  competitiveness  of the  securities issuers.  For example,  limited  market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices  for the  Portfolio's securities in such markets may not be readily  available.  The  Portfolio may suspend  redemption of its shares for any  period  during  which an  emergency  exists,  as  determined  by the SEC.  If market  prices  are not  readily available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value  determined in good faith by or under the direction of the Board of Trustees.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding tax on the source or other taxes imposed by the emerging market  countries in which the Portfolio makes its  investments.  The
Portfolio's  net asset value may also be affected by changes in the rates or methods of taxation  applicable to the
Portfolio  or to entities in which the  Portfolio  has  invested.  The  Sub-advisor  will  consider the cost of any taxes in  determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio  may enter  into  contracts  for the  purchase  or sale of a  specific currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging purposes (e.g., to protect its current or intended  investments  from  fluctuations in currency  exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be  required  to  deliver  or  accept  delivery  of the  underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into  offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting  transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes, which  presents  greater  profit  potential  but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign currency  through a Forward  Contract if, in the judgement of the  Sub-advisor,  the value of such  currency  is  expected  to rise  relative  to the U.S.  dollar.  Conversely,  the  Portfolio  may sell the currency  through a Forward  Contract  if the  Sub-advisor  believes  that its value will  decline  relative to the dollar.

         For an additional  discussion of Forward  Contracts see this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate  related instruments,  indices of foreign currencies or  commodities.  The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income securities  or indices of such  securities  including  municipal  bond indices and any other  indices of foreign or domestic fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller  equally  obligated to complete the  transaction.  Futures  Contracts  call for  settlement  only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or sales of stock  index  futures  contracts  are used to attempt to  protect  the  Portfolio's current or intended stock  investments  from broad  fluctuations  in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's  securities  portfolio that might otherwise result. If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities market and anticipates a significant  market advance,  it may purchase  stock  index  futures  in order to gain rapid  market  exposure  that may,  in part or  entirely,  offset increases in the cost of  securities  that the  Portfolio  intends to purchase.  As such  purchases  are made,  the corresponding  positions in stock index futures  contracts  will be closed out. In a substantial  majority of these transactions,  the Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from  fluctuations in currency  exchange rates.  Such  fluctuations could reduce the dollar value of portfolio  securities  denominated in foreign  currencies,  or increase the dollar cost of  foreign-denominated  securities,  or increase  the dollar  cost of  foreign-denominated  securities  to be acquired,  even if the value of such securities in the currencies in which they are denominated  remains  constant.
The  Portfolio  may sell  futures  contracts  on a  foreign  currency,  for  example,  where  it  holds  securities denominated  in such currency and it  anticipates  a decline in the value of such currency  relative to the dollar.
In the event such decline occurs, the resulting adverse effect on the value of  foreign-denominated  securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against  a rise in the  dollar  cost  of  foreign-denominated securities to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part,  the increased  cost of such  securities  resulting from the rise in the dollar value of the underlying currencies.  Where the Portfolio purchases futures contracts under such circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For  further  information  on Futures  Contracts,  see this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies, including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign currencies,  or
Forward  Contracts,  will be  utilized.  For  example,  where a rise in the  dollar  value of a  currency  in which securities to be acquired are  denominated  is  projected,  thereby  increasing  the cost of such  securities,  the
Portfolio may purchase call options thereon.  The purchase of such options could offset,  at least  partially,  the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of  securities to be acquired,  the  Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency  options  written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those
Futures  Contracts  in  which  it may  invest  as  described  above  under  "Futures  Contracts."  Such  investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures Contract,  and, like Futures  Contracts,  are subject to the regulation  by the CFTC and the  performance  guarantee of the  exchange  clearinghouse.  In  addition,  Options on
Futures  Contracts  may be traded on foreign  exchanges.  The  Portfolio  may cover the writing of call  Options on
Futures  Contracts  (a)  through  purchases  of the  underlying  Futures  Contract,  (b) through  ownership  of the instrument,  or instruments included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures  Contract and in the same principal  amount as the call written where the exercise price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
The  Portfolio  may cover the  writing of put Options on Futures  Contracts  (a)  through  sales of the  underlying
Futures  Contract,  (b) through the ownership of liquid and unencumbered  assets equal to the value of the security or index underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures Contract and in the same  principal  amount as the put written where the exercise  price of the put held (i) is equal to or greater than the  exercise  price of the put  written  or where  the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the  exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call  Option on a Futures  Contract  written by the  Portfolio,  the  Portfolio  will be  required to sell the underlying  Futures  Contract  which,  if the  Portfolio  has covered its  obligation  through the purchase of such
Contract,  will serve to  liquidate  its  futures  position.  Similarly,  where a put Option on a Futures  Contract written by the Portfolio is exercised,  the Portfolio will be required to purchase the underlying  Futures Contract which,  if the Portfolio has covered its obligation  through the sale of such Contract,  will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the Portfolio's  losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call  options,  and purchase put and call options, on securities.

         A call option  written by the Portfolio is "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for  additional  cash  consideration  if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the  Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the  exercise  price of the call written or
(b) is greater than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the difference.  If the portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or else holds a put on the same  security  and in the same  principal amount as the put written where the exercise  price of the put held is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held is less than the exercise  price of the put written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options  written by the  Portfolio  may also be covered in such  other  manner as may be in  accordance  with the  requirements  of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration date or both, or in the case of a written  put option will permit the  Portfolio  to write  another put option to the extent that the Portfolio owns liquid and unencumbered  assets.  Such transactions  permit the Portfolio to generate additional premium  income,  which will  partially  offset  declines in the value of portfolio  securities or increases in the cost of  securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any  securities  subject to the option to be used for other  investments of the Portfolio, provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its  portfolio  on which it has  written a call  option,  it will  effect a closing  transaction  in connection with the option prior to or concurrent with the sale of the security.

         The  Portfolio may write options in connection  with  buy-and-write  transactions;  that is, the Portfolio may  purchase a security  and then write a call  option  against  that  security.  The  exercise  price of the call option  the  Portfolio  determines  to write  will  depend  upon the  expected  price  movement  of the  underlying security.  The exercise price of a call option may be below  ("in-the-money"),  equal to  ("at-the-money") or above
("out-of-the-money")   the  current  value  of  the  underlying  security  at  the  time  the  option  is  written.
Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the
underlying  security  will  decline  moderately  during  the  option  period.   Buy-and-write   transactions  using
out-of-the-money  call  options may be used when it is expected  that the premiums  received  from writing the call option plus the  appreciation  in the market  price of the  underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the underlying  security  alone.  If the call options are exercised in such  transactions,  the  Portfolio's  maximum  gain will be the premium  received by it for writing the option, adjusted  upwards or downwards by the  difference  between the  Portfolio's  purchase price of the security and the exercise price,  less related  transaction  costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the underlying  security rises or otherwise is above the exercise price,  the put option will expire  worthless and the Portfolio's  gain will be limited to the premium  received,  less related transaction  costs.  If the market  price of the  underlying  security  declines or otherwise is below the exercise price,  the  Portfolio  may elect to close the position or retain the option until it is  exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise  price;  the  Portfolio's  return will be the premium  received  from the put option  minus the amount by which the market  price of the  security is below the exercise  price,  which could  result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the  Portfolio  in the same market  environments  that call  options are used in  equivalent buy-and-write transactions.

         The  Portfolio  may also  write  combinations  of put and call  options  on the  same  security,  known as
"straddles"  with the same exercise price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation  to sell  and  purchase  the  same  security  in the  event  that  one of the  options  is exercised.  If the price of the security  subsequently  rises  sufficiently  above the exercise  price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part, by the premiums  received on the writing of the two options.  Conversely,  if the price of the security declines by a  sufficient  amount,  the put will likely be  exercised.  The  writing of  straddles  will  likely be  effective, therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances  where  one of the  options  is  exercised,  the loss on the  purchase  or sale of the  underlying security may exceed the amount of the premiums received.

         The  writing of  options  on  securities  will not be  undertaken  by the  Portfolio  solely  for  hedging purposes,  and could  involve  certain risks which are not present in the case of hedging  transactions.  Moreover, even where options are written for hedging  purposes,  such  transactions  constitute  only a partial hedge against declines in the value of portfolio  securities or against  increases in the value of securities to be acquired,  up to the amount of the premium.  The  Portfolio  may also  purchase  options for hedging  purposes or to increase its return.

         The  Portfolio  may also  purchase  call options to hedge  against an increase in the price of  securities that the Portfolio  anticipates  purchasing in the future.  If such  increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put  options on stock  indices.  The  Portfolio  may cover  written  call  options  on stock  indices by owning securities  whose price  changes,  in the opinion of the  Sub-advisor,  are  expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash  consideration if the Portfolio owns liquid and unencumbered  assets equal to the  amount  of cash  consideration)  upon  conversion  or  exchange  of other  securities  in its  portfolio.  The
Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written  where the  exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the Portfolio own  liquid  and  unencumbered  assets  equal to the  difference.  If the  Portfolio  writes  put  options on stock indices,  it must segregate liquid and unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock  indices may be used by the  Portfolio to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the Portfolio holds  uninvested  cash or short-term debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio  will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The purchase of call  options on stock  indices when the  Portfolio  is  substantially  fully invested is a form of leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility  similar to those  involved in purchasing  calls on  securities  the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's
500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular  industry groups,  such as those of oil and gas or  technology  companies.  A stock  index  assigns  relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The  composition  of the index is changed periodically.

         For an additional  discussion of options,  see this  Statement  under "Certain Risk Factors and Investment
Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments with the Portfolio's  Portfolio.  The use of derivatives for
"cross  hedging"  purposes  (such as a  transaction  in a Forward  Contract on one currency to hedge  exposure to a different  currency) may involve greater  correlation  risks.  Consequently,  the Portfolio bears the risk that the price of the  portfolio  securities  being hedged will not move in the same amount or  direction as the  underlying index or obligation.

         It should be noted  that  stock  index  futures  contracts  or  options  based  upon a  narrower  index of securities,  such as those of a particular  industry group,  may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower  index is more  susceptible  to rapid and extreme fluctuations  as a result  of  changes  in the  value of a small  number  of  securities.  Nevertheless,  where the
Portfolio  enters  into  transactions  in options  or  futures on  narrowly-based  indices  for  hedging  purposes, movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the
Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of  derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation between  movements  in the  price of the  derivative  and the  price of the  underlying  index or  obligation.  The anticipated  spread  between the prices may be distorted due to the difference in the nature of the markets such as differences  in margin  requirements,  the liquidity of such markets and the  participation  of  speculators in the derivatives  markets. In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The  trading of  Options  on Futures  Contracts  also  entails  the risk that  changes in the value of the underlying  Futures  Contracts  will not be fully  reflected  in the  value of the  option.  The risk of  imperfect correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on  currencies  and
Options on Futures  Contracts,  the Portfolio is subject to the risk of market movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security,  index or futures contract,  the Portfolio also incurs the risk that  changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call  option  written on a stock  index  through  segregation  of  securities,  such  securities  may not match the composition  of the  index,  and the  Portfolio  may not be fully  covered.  As a result,  the  Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions  in derivatives for non-hedging purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses  which may not be offset by  increases  in the value of  portfolio  securities  or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully  protect it against  risk of loss and, in any event,  the  Portfolio  could  suffer  losses on the option position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into futures,
Forward  Contracts for  non-hedging  purposes.  For example,  the Portfolio may enter into such a transaction as an alternative  to  purchasing  or selling the  underlying  instrument  or to obtain  desired  exposure to an index or market.  In such  instances,  the Portfolio  will be exposed to the same economic  risks  incurred in purchasing or selling the underlying  instrument or  instruments.  However,  transactions  in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering into transactions in derivatives for other than hedging purposes,  therefore,  could expose the Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the Portfolio  incurs the risk that the price of the  underlying  security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums  received.  Such  transactions,  therefore,  create an  opportunity  for  increased  return by  providing  the  Portfolio  with two  simultaneous  premiums on the same security,  but involve  additional risk, since the Portfolio may have an option exercised  against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise or  expiration,  a futures or option  position can only be  terminated by entering into a closing  purchase or sale  transaction.  In that event, it may not be  possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be required to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such  circumstances,  if the Portfolio has insufficient  cash available to meet margin requirements,  it will be  necessary  to  liquidate  portfolio  securities  or other  assets  at a time  when it is disadvantageous  to do so. The  inability  to close out  options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures  Contracts and options is also subject to the risk of trading  halts,  suspensions, exchange  or  clearinghouse  equipment  failures,  government  intervention,  insolvency  of a  brokerage  firm  or clearinghouse  or other  disruptions  of  normal  trading  activity,  which  could at times  make it  difficult  or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in exchange-traded  futures  or  options,  it is  exposed  to the risk of the  potential  bankruptcy  of the  relevant exchange  clearinghouse  or the broker  through which the Portfolio  has effected the  transaction.  In that event, the  Portfolio  might not be able to recover  amounts  deposited  as margin,  or amounts  owed to the  Portfolio in connection with its  transactions,  for an indefinite  period of time, and could sustain losses of a portion or all of such amounts.  Moreover,  the performance guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses,  notwithstanding such guarantee,  in the event of the bankruptcy of its broker.

         Trading  and  Position  Limits.  The  exchanges  on which  futures  and  options  are  traded  may  impose limitations  governing  the  maximum  number of  positions  on the same side of the market and  involving  the same underlying  instrument  which may be held by a single  investor,  whether  acting  alone or in concert  with others
(regardless  of whether such  contracts  are held on the same or  different  exchanges or held or written in one or more  accounts  or  through  one or more  brokers.)  Further,  the  CFTC  and the  various  contract  markets  have established  limits  referred to as  "speculative  position  limits" on the maximum net long or net short  position which any person may hold or  control  in a  particular  futures  or option  contract.  An  exchange  may order the liquidation  of  positions  found  to be in  violation  of  these  limits  and it may  impose  other  sanctions  or restrictions.  The  Sub-advisor  does not  believe  that these  trading and  position  limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the  Portfolio  assumes  when it  purchases an
Option on a Futures  Contract is the premium  paid for the option,  plus  related  transaction  costs.  In order to profit  from an option  purchased,  however,  it may be  necessary  to  exercise  the option and to  liquidate  the underlying  Futures  Contract,  subject  to the  risks of the  availability  of a liquid  offset  market  described herein.  The  writer of an Option on a Futures  Contract  is  subject to the risks of  commodity  futures  trading, including the requirement of initial and variation margin  payments,  as well as the additional risk that movements in the price of the option  may not  correlate  with  movements  in the price of the  underlying  security,  index, currency or Futures Contract.

         Risks of Transactions in Foreign  Currencies and  Over-the-Counter  Derivatives and Other Transactions Not
Conducted  on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options  on  foreign  currencies  and  transactions  executed  on  foreign  exchanges,  are  subject  to all of the correlation,  liquidity and other risks outlined  above. In addition,  however,  such  transactions  are subject to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying  such  contracts, which could  restrict or eliminate  trading and could have a substantial  adverse  effect on the value of positions held by the  Portfolio.  Further,  the value of such  positions  could be  adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no  systematic  reporting of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available information  on which  trading  systems  will be based may not be as complete as the  comparable  data on which the
Portfolio makes  investment and trading  decisions in connection  with other  transactions.  Moreover,  because the foreign  currency  market  is a global,  24-hour  market,  events  could  occur in that  market  which  will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign  currency  options  generally must occur within the country  issuing the underlying  currency,  which in turn requires  traders to accept or make delivery of such  currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter  options on securities,  swaps and other over-the-counter derivatives  are not traded on contract  markets  regulated by the CFTC or (with the  exception of certain  foreign currency options) the SEC. To the contrary,  such instruments are traded through financial  institutions  acting as market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock  Exchange and the Chicago  Board Options  Exchange,  subject to SEC  regulation.  In an over-the-counter  trading  environment,  many of the  protections  afforded  to exchange  participants  will not be available.  For  example,  there  are no daily  price  fluctuation  limits,  and  adverse  market  movements  could therefore  continue to an unlimited  extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire amount could be lost.  Moreover, the option writer and a trader of Forward  Contracts  could lose amounts  substantially  in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position unless the institution acts as broker and is able to find  another  counterparty  willing  to enter  into the  transaction  with  the  Portfolio.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the  guarantee of an exchange  clearinghouse, and the  Portfolio  will  therefore  be subject  to the risk of default  by, or the  bankruptcy  of, the  financial institution  serving as its  counterparty.  One or more of such  institutions  also may decide to discontinue their role as market-makers in a particular  currency or security,  thereby  restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on  securities,  options on stock indices,  Futures  Contracts,  Options on Futures  Contracts and
options on foreign  currencies may be traded on exchanges located in foreign  countries.  Such transactions may not be conducted in the same manner as those entered into on U.S.  exchanges,  and may be subject to different  margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the
SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered  into on a national  securities  exchange  are  cleared  and  guaranteed  by the Options
Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding adverse  market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible intervention by  governmental  authorities  and the effects of other  political and economic  events.  In addition, exchange-traded  options  on  foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines  that foreign  governmental  restrictions  or taxes would  prevent the orderly  settlement of foreign currency  option  exercises,  or would result in undue burdens on the OCC or its clearing  member,  impose  special procedures on exercise and  settlement,  such as technical  changes in the  mechanics of delivery of currency,  the fixing of dollar settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term
U.S. Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During  periods  of  unusual  market  conditions  when  the  Sub-advisor believes  that  investing  for  temporary  defensive  purposes  is  appropriate,  or in order  to meet  anticipated redemption  requests,  a large  portion or all of the assets of the  Portfolio  may be invested in cash  (including
foreign  currency)  or  cash  equivalents,   including,  but  not  limited  to,  obligations  of  banks  (including certificates  of deposit,  bankers  acceptances,  time  deposits  and  repurchase  agreements),  commercial  paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued"   Securities.   The  Portfolio  may  purchase   securities  on  a  "when-issued,"   "forward
commitment," or "delayed  delivery  basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment Methods."

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek capital growth.  Realization of income is not an  investment  objective  and any  income  realized  on the  Portfolio's  investments,  therefore,  will be incidental to the Portfolio's objective.

Investment Policies:

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments under  outstanding  futures  contract  positions and options on futures  contracts  written by the Portfolio  would exceed the  market  value of the total  assets of the  Portfolio.  The  Portfolio  may  invest in forward  currency contracts with stated values of up to the value of the Portfolio's assets.

         The  Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and  indices  based on the types of  securities  in which the  Portfolio  is  permitted  to  invest  directly.  The
Portfolio will effect such  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor,  and only pursuant to procedures  adopted by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  bought or written by the  Portfolio in a  negotiated  transaction  is  illiquid,  the value of an option bought or the amount of the Portfolio's  obligations under an option written by the Portfolio,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction at a time when the  Sub-advisor  believes it would be  advantageous  for the Portfolio to do so. For a  description  of these  strategies  and  instruments  and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Interest  Rate Swaps and  Purchasing  and  Selling  Interest  Rate Caps and  Floors.  In  addition  to the strategies  noted above,  the Portfolio,  in order to attempt to protect the value of its investments from interest rate or currency exchange rate  fluctuations,  may enter into interest rate swaps and may buy or sell interest rate caps and floors.  The Portfolio expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio  also may enter into these  transactions to protect  against any increase in the price of  securities  the  Portfolio  may consider  buying at a later date.
The Portfolio does not intend to use these  transactions  as speculative  investments.  Interest rate swaps involve the exchange by the  Portfolio  with another  party of their  respective  commitments  to pay or receive  interest,
e.g.,  an exchange of  floating  rate  payments  for fixed rate  payments.  The  exchange  commitments  can involve payments  to be made in the same  currency  or in  different  currencies.  The  purchase  of an  interest  rate cap entitles the  purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a contractually  based  principal  amount from the party selling the interest rate cap. The purchase of an interest  rate floor  entitles  the  purchaser,  to the extent that a specified  index falls below a predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate floor.

         The  Portfolio  may  enter  into  interest  rate  swaps,  caps and  floors on  either  an  asset-based  or liability-based basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into  interest  rate swaps on a net basis,  i.e.,  the two  payment  streams  are netted  out,  with the  Portfolio receiving  or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess, if any, of the  Portfolio's  obligations  over its  entitlements  with respect to each  interest  rate swap will be calculated  on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be  maintained in a segregated  account by the  Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net asset basis,  the Portfolio  would  maintain a segregated  account in the full amount accrued on a daily basis of the Portfolio's  obligations with respect to the swap.  The Portfolio  will not enter into any interest  rate swap,  cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three  highest  rating categories of at least one  nationally  recognized  statistical  rating  organization  at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis.
If there is a default by the other  party to such a  transaction,  the  Portfolio  will have  contractual  remedies pursuant to the agreements related to the transaction.

         The swap  market  has grown  substantially  in recent  years with a large  number of banks and  investment banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market has become  relatively  liquid.  Caps and floors are more recent innovations  for which  standardized  documentation  has not yet been  developed  and,  accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells  (i.e.,  writes)  caps and  floors,  it will  maintain in a segregated  account cash or other  liquid  assets  having an  aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the  amount  of  interest  rate swap  transactions  that may be  entered  into by the
Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other  underlying assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the  documentation currently  used in those  markets,  the risk of loss with  respect  to  interest  rate  swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make. If the other party to an interest rate  swap  that is not  collateralized  defaults,  the  Portfolio  would  risk the loss of the net  amount  of the payments  that the Portfolio  contractually  is entitled to receive.  The Portfolio may buy and sell (i.e.,  write)
caps and  floors  without  limitation,  subject to the  segregated  account  requirement  described  above.  For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  The  Portfolio  may enter  into  reverse  repurchase  agreements.  For a description of these investment  techniques,  see the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities (or "junk" bonds) are debt  securities rated below  investment  grade by the primary rating agencies such as Standard & Poor's Rating Services  ("Standard
& Poor's") and Moody's  Investors  Service,  Inc.  ("Moody's").  The Portfolio  will not invest more than 5% of its total assets in high-yield/high-risk and mortgage- and asset-backed securities.

         The value of lower  quality  securities  generally is more  dependent on the ability of the issuer to meet interest and principal  payments  (i.e.  credit risk) than is the case for higher quality  securities.  Conversely, the value of higher  quality  securities  may be more  sensitive  to interest  rate  movements  than lower  quality securities.  The Portfolio  will not purchase debt  securities  rated below "CCC-" by Standard & Poor's or "Caa" by
Moody's.  The  Portfolio  may also  purchase  unrated  bonds of foreign and  domestic  issuers.  For an  additional discussion of high-yield/high-risk  and mortgage- and asset-backed  securities,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon Bonds.  The  Portfolio may purchase zero coupon,  pay-in-kind, and step coupon bonds.  Zero coupon bonds are debt  securities  that do not pay periodic  interest,  but are issued at a discount  from their face value.  The discount  approximates  the total  amount of interest the security  will accrue from the date of issuance to maturity.  Pay-in-kind  bonds  normally  give the issuer the option to pay cash at a coupon  payment  date or give the holder of the  security a similar  bond with the same coupon rate and a face value equal to the amount of the coupon  payment  that would have been made.  Step coupon bonds begin to pay coupon interest,  or pay an  increased  rate of interest,  at some time after they are issued.  The discount at which step coupon bonds trade  depends on the time  remaining  until cash  payments  begin,  prevailing  interest  rates,  the liquidity  of the  security  and the  perceived  credit  quality of the issuer.  The market  value of zero  coupon, pay-in-kind  and step coupon bonds  generally  will  fluctuate  more in response to changes in interest  rates than will  conventional  interest-paying  securities with comparable  maturities.  For an additional  discussion of zero coupon securities, see this STATEMENT under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Marsico  Capital Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions, and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short without the payment of any additional  consideration  therefor,  and  provided  that  transactions  in  futures,  options,  swaps and  forward contracts are not deemed to constitute selling securities short.

         2.       The  Portfolio  does not  currently  intend to  purchase  securities  on margin,  except that the
Portfolio may obtain such  short-term  credits as are necessary  for the  clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions  in futures,  options,  swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio  may not  mortgage  or pledge any  securities  owned or held by the  Portfolio  in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to (i) reverse repurchase  agreements;  (ii) deposits of assets on margin;  (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4.       The  Portfolio  does not currently  intend to purchase any  securities or enter into a repurchase agreement  if,  as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by  virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available  market.  The
Trustees of the Trust, or the Sub-advisor  acting  pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market  exists  for  securities  eligible  for  resale  pursuant  to Rule 144A under the
Securities  Act of  1933,  as  amended,  or any  successor  to  such  rule,  and  Section  4(2)  commercial  paper.
Accordingly, such securities may not be subject to the foregoing limitation.

5.       The Portfolio may not invest in companies for the purpose of exercising control or management.

AST JanCap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration  and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         The  Portfolio  may,  as a  fundamental  policy,  invest all of its assets in the  securities  of a single open-end  management  investment company with substantially the same fundamental  investment  objectives,  policies and  restrictions  as the  Portfolio  subject to the prior  approval  of the  Investment  Manager.  The  Investment
Manager will not approve such investment  unless:  (a) the Investment  Manager believes,  on the advice of counsel, that such  investment  will not have an  adverse  effect on the tax status of the  annuity  contracts  and/or  life insurance  policies  supported by the separate  accounts of the  Participating  Insurance  Companies which purchase shares of the Trust; (b) the Investment  Manager has given prior notice to the  Participating  Insurance  Companies that it intends to permit such  investment  and has  determined  whether  such  Participating  Insurance  Companies intend to redeem  any shares  and/or  discontinue  the  purchase  of shares  because  of such  investment;  (c) the
Trustees  have  determined  that the fees to be paid by the Trust for  administrative,  accounting,  custodial  and transfer agency services for the Portfolio  subsequent to such an investment are appropriate,  or the Trustees have approved  changes to the agreements  providing  such services to reflect a reduction in fees;  (d) the  Sub-advisor for the  Portfolio  has  agreed  to  reduce  its fee by the  amount  of any  investment  advisory  fees paid to the investment manager of such open-end  management  investment  company;  and (e) shareholder  approval is obtained if required  by law.  The  Portfolio  will  apply for such  exemptive  or other  relief  under the  provisions  of the
Investment  Company  Act of  1940  (the  "1940  Act")  and  the  rules  thereunder  as may be  necessary  regarding investments in such investment companies.

         Corporate Bonds and  Debentures.  The Portfolio may purchase  corporate  bonds and  debentures,  including bonds rated below  investment  grade by the primary  rating  agencies.  The Portfolio will not invest more than 35%
of its net assets in bonds rated below  investment  grade.  For a discussion  of lower rated  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments under  outstanding  futures  contract  positions and options on futures  contracts  written by the Portfolio  would exceed the  market  value of the total  assets of the  Portfolio.  The  Portfolio  may  invest in forward  currency contracts with stated values of up to the value of the Portfolio's assets.

         The  Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and  indices  based on the types of  securities  in which the  Portfolio  is  permitted  to  invest  directly.  The
Portfolio will effect such  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor,  and only pursuant to procedures  adopted by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  bought or written by the  Portfolio in a  negotiated  transaction  is  illiquid,  the value of an option bought or the amount of the Portfolio's  obligations under an option written by the Portfolio,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction at a time when the  Sub-advisor  believes it would be  advantageous  for the Portfolio to do so. For a  description  of these  strategies  and  instruments  and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Interest  Rate Swaps and  Purchasing  and  Selling  Interest  Rate Caps and  Floors.  In  addition  to the strategies  noted above,  the Portfolio,  in order to attempt to protect the value of its investments from interest rate or currency exchange rate  fluctuations,  may enter into interest rate swaps and may buy or sell interest rate caps and floors.  The Portfolio expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio  also may enter into these  transactions to protect  against any increase in the price of  securities  the  Portfolio  may consider  buying at a later date.
The Portfolio does not intend to use these  transactions  as speculative  investments.  Interest rate swaps involve the exchange by the  Portfolio  with another  party of their  respective  commitments  to pay or receive  interest,
e.g.,  an exchange of  floating  rate  payments  for fixed rate  payments.  The  exchange  commitments  can involve payments  to be made in the same  currency  or in  different  currencies.  The  purchase  of an  interest  rate cap entitles the  purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a contractually  based  principal  amount from the party selling the interest rate cap. The purchase of an interest  rate floor  entitles  the  purchaser,  to the extent that a specified  index falls below a predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate floor.

         The  Portfolio  may  enter  into  interest  rate  swaps,  caps and  floors on  either  an  asset-based  or liability-based basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into  interest  rate swaps on a net basis,  i.e.,  the two  payment  streams  are netted  out,  with the  Portfolio receiving  or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess, if any, of the  Portfolio's  obligations  over its  entitlements  with respect to each  interest  rate swap will be calculated  on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be  maintained in a segregated  account by the  Portfolio's  custodian.  If the  Portfolio  enters  into an  interest  rate swap on other  than a net basis,  the  Portfolio  would  maintain a segregated  account in the full amount accrued on a daily basis of the Portfolio's  obligations with respect to the swap.  The Portfolio  will not enter into any interest  rate swap,  cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three  highest  rating categories of at least one  nationally  recognized  statistical  rating  organization  at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis.
If there is a default by the other  party to such a  transaction,  the  Portfolio  will have  contractual  remedies pursuant to the agreements related to the transaction.

         The swap  market  has grown  substantially  in recent  years with a large  number of banks and  investment banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market has become  relatively  liquid.  Caps and floors are more recent innovations  for which  standardized  documentation  has not yet been  developed  and,  accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells  (i.e.,  writes)  caps and  floors,  it will  maintain in a segregated  account cash or other  liquid  assets  having an  aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the  amount  of  interest  rate swap  transactions  that may be  entered  into by the
Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other  underlying assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the  documentation currently  used in those  markets,  the risk of loss with  respect  to  interest  rate  swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make. If the other party to an interest rate  swap  that is not  collateralized  defaults,  the  Portfolio  would  risk the loss of the net  amount  of the payments  that the Portfolio  contractually  is entitled to receive.  The Portfolio may buy and sell (i.e.,  write)
caps and  floors  without  limitation,  subject to the  segregated  account  requirement  described  above.  For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the  Portfolio  may  invest in  securities  of other investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order  obtained by the  Sub-advisor  and the funds that are  advised or  sub-advised  by the  Sub-advisor.  Under such  order,  the
Portfolio will limit its aggregate  investment in a money market fund managed by the  Sub-advisor to the greater of
(i) 5% of its total assets or (ii) $2.5  million,  although the Trust's  Board of Trustees may increase  this limit up to 25% of the Trust's total assets.

         Reverse  Repurchase  Agreements.   The  Portfolio  may  enter  into  reverse  repurchase  agreements.  The
Portfolio will enter into such agreements only to provide cash to satisfy  unusually heavy redemption  requests and for other  temporary  or  emergency  purposes,  rather than to obtain cash to make  additional  investments.  For a description of these investment  techniques,  see the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST JanCap Growth Portfolio.  These limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  purchase a security if as a result,  more than 15% of its net assets in the  aggregate,  at market value,  would be invested in securities  which cannot be readily resold because of legal or contractual  restrictions on resale or for which there is no readily available market, or repurchase  agreements maturing in more than seven days or securities used as a cover for written  over-the-counter  options,  if any. The
Trustees,  or the Investment  Manager or the Sub-advisor  acting  pursuant to authority  delegated by the Trustees, may determine  that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  or any  successor to such rule,  and therefore  that such  securities  are not subject to the foregoing limitation.

         2.       The  Portfolio  may borrow money for  temporary  or emergency  purposes  (not for  leveraging  or investment) in an amount not exceeding 25% of the value of its total assets  (including  the amount  borrowed) less liabilities  (other  than  borrowings).  Any  borrowings  that come to exceed  25% of the value of the  Portfolio's total  assets by reason of a decline  in net  assets  will be  reduced  within  three  business  days to the extent necessary  to comply with the 25%  limitation.  Under such a  circumstance,  the  Portfolio  may have to  liquidate securities  at a time when it is  disadvantageous  to do so.  This policy  shall not  prohibit  reverse  repurchase agreements  or  deposits  of  assets to margin  or  guarantee  positions  in  futures,  options,  swaps or  forward contracts, or the segregation of assets in connection with such contracts.

         3.       The  Portfolio  will not enter into any futures  contracts  or options on futures  contracts  for purposes other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium  required to establish  positions in futures  contracts and related options that do not fall within the  definition  of bona fide  hedging  transactions  would  exceed 5% of the fair market  value of the
Portfolio's net assets.

         4.       The  Portfolio  will  not  enter  into any  futures  contracts  if the  aggregate  amount  of the
Portfolio's  commitments  under outstanding  futures  contracts  positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5.       The  Portfolio  will  not sell  securities  short,  unless  it owns or has the  right  to  obtain securities  equivalent in kind and amount to the securities sold short, and provided that  transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         6.       The  Portfolio  will not  mortgage or pledge any  securities  owned or held by the  Portfolio  in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase  agreements or in the case of assets deposited to margin or guarantee  positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST Janus Strategic Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign  Securities.  The  Portfolio  may  invest  up to 25% of  its  net  assets  in  foreign  securities denominated  in foreign  currencies  and not  publicly  traded in the United  States.  Investing in  securities  of foreign  issuers  generally  involves  risks not  ordinarily  associated  with  investing in securities of domestic issuers.  For a  discussion  of the risks  involved  in foreign  securities,  see this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts
("ADRs"),  which are  described in the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods."
Holders of unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary  of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through voting rights.  The  Portfolio  may also invest in European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time,  the  Portfolio  may  invest in  securities  of other investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Portfolio may invest in securities  of money market funds  managed by the  Sub-advisor  in excess of the  limitations  of Section  12(d)(1)
under  the  terms of an SEC  exemptive  order  obtained  by the  Sub-advisor  and the  funds  that are  advised  or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The Portfolio may invest in municipal  obligations issued by states,  territories and  possessions  of the United  States and the District of Columbia.  The value of  municipal  obligations  can be affected by changes in their actual or perceived  credit quality.  The credit quality of municipal  obligations can be  affected by among  other  things the  financial  condition  of the issuer or  guarantor,  the  issuer's  future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general borrowing purpose,  political or economic  developments in the region where the security is issued,  and the liquidity of the security.  Because  municipal  securities  are  generally  traded  over-the-counter,  the liquidity of a particular issue  often  depends on the  willingness  of  dealers  to make a market in the  security.  The  liquidity  of some municipal  obligations  may be enhanced by demand  features,  which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of  income  producing  securities  that the  Portfolio  may  purchase include,  but are not limited to, (i) variable and floating rate obligations,  which are securities having interest rates that are adjusted  periodically  according to a specified  formula,  usually with  reference to some interest rate index or market interest rate, (ii) standby  commitments,  which are instruments similar to puts that give the holder the option to obligate a broker,  dealer or bank to  repurchase a security at a specified  price,  and (iii)
tender  option bonds,  which are  relatively  long-term  bonds that are coupled with the agreement of a third party
(such as a broker,  dealer or bank) to grant the holders of such  securities the option to tender the securities to the institution at periodic  intervals.  The Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand  features  primarily for the purpose of increasing  the  liquidity of its  portfolio.  The
Portfolio  may also invest in inverse  floaters,  which are debt  instruments  the  interest on which  varies in an inverse  relationship  to the interest rate on another  security.  If movements in interest  rates are  incorrectly anticipated,  the Portfolio  could lose money or its net asset value could decline by the use of inverse  floaters.
The  Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The  Portfolio may also invest in strip bonds,  which are debt securities that are stripped of their interest  (usually by a financial  intermediary)
after the securities are issued.  The market value of these  securities  generally  fluctuates  more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon,  Step Coupon and  Pay-In-Kind  Securities.  The  Portfolio may invest up to 10% of its assets in zero coupon,  pay-in-kind  and step coupon  securities.  Zero coupon bonds are described in this Statement under
"Certain  Risk Factors and  Investment  Methods."  Step coupon bonds trade at a discount  from their face value and pay coupon  interest.  The coupon  rate is low for an initial  period and then  increases  to a higher  coupon rate thereafter.  The  discount  from the face amount or par value  depends on the time  remaining  until cash  payments begin,  prevailing  interest  rates,  liquidity  of the security and the  perceived  credit  quality of the issuer.
Pay-in-kind  bonds  normally  give the issuer an option to pay cash at a coupon  payment date or give the holder of the  security a similar  bond with the same coupon rate and a face value equal to the amount of the coupon  payment that would have been made.

         Generally,  the market prices of zero coupon,  step coupon and  pay-in-kind  securities  are more volatile than the prices of securities  that pay interest  periodically  and in cash and are likely to respond to changes in interest  rates to a greater  degree than other  types of debt  securities  having  similar  maturities  and credit quality.

         High-Yield/High-Risk  Securities.  The  Portfolio may invest up to 35% of its net assets in bonds that are rated below  investment  grade.  The Portfolio  may also invest in unrated debt  securities of foreign and domestic issuers.  Unrated  debt,  while not  necessarily  of lower quality than rated  securities,  may not have as broad a market.  Because of the size and perceived demand of the issue,  among other factors,  certain  municipalities  may elect not to incur the costs of  obtaining a rating.  The  Sub-advisor  will  analyze the  creditworthiness  of the issuer,  as well as any  financial  institution  or other  party  responsible  for  payments  on the  security,  in determining  whether to purchase unrated  municipal  bonds.  Unrated bonds will be included in the 35% limit unless the Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these  securities and a discussion of the risks  involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         The  Portfolio  may  purchase  defaulted  securities  subject  to the  above  limits,  but  only  when the
Sub-advisor  believes,  based upon its analysis of the  financial  condition,  results of  operations  and economic outlook of an issuer,  that there is potential for resumption of income  payments and that the securities  offer an unusual  opportunity for capital  appreciation.  Notwithstanding  the Sub-advisor's  belief as to the resumption of income,  however,  the purchase of any security on which  payment of interest or dividends is suspended  involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial  and  Market  Risks.  Investments  in  securities  that are in  default  involve a high degree of financial and market risks that can result in  substantial  or, at times,  even total losses.  Issuers of defaulted  securities may have  substantial  capital needs and may become involved in bankruptcy or  reorganization proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be difficult to obtain  information  about their  condition.  The market  prices of  securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio  Securities.  Although the Portfolio  generally will purchase securities for which the  Sub-advisor  expects an active market to be  maintained,  defaulted  securities may be less actively traded than other  securities  and it may be difficult to dispose of  substantial  holdings of such  securities  at prevailing  market  prices.  The  Portfolio  will  limit  holdings  of any  such  securities  to  amounts  that the
Sub-advisor  believes could be readily sold, and holdings of such securities  would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or  receivership  proceedings  on behalf of the  Portfolio at  additional  expense to the  Portfolio, which expense could be substantial.

         Reverse Repurchase Agreements.      The  Portfolio may use reverse  repurchase  agreements to provide cash to satisfy unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling portfolio securities,  or to earn additional income on portfolio  securities,  such as Treasury bills or notes.  The Portfolio will enter into reverse  repurchase  agreements only with parties that the Sub-advisor  deems creditworthy.  Using reverse  repurchase  agreements to earn additional  income involves the risk that the interest earned on the invested  proceeds is less than the expense of the reverse  repurchase  agreement  transaction.  This technique  may also have a leveraging  effect on the  Portfolio,  although  the  requirement  for the  Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an  additional  discussion  of  reverse  repurchase  agreements  and  their  risks,  see  the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward  Contracts.  The Portfolio may enter into futures  contracts on  securities, financial indices,  and foreign currencies and options on such contracts,  and may invest in options on securities, financial indices,  and foreign  currencies,  and forward contracts.  The Portfolio will not enter into any futures contracts  or  options  on  futures  contracts  if the  aggregate  amount  of  the  Portfolio's  commitments  under outstanding  futures contract  positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's  total assets.  The Portfolio may invest in forward currency  contracts with stated
values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities, and on indices  based on the types of  securities,  in which the  Portfolio is permitted  to invest  directly.  The
Portfolio will effect such  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor  for monitoring the  creditworthiness  of those  entities.  To the extent that an option purchased or written by the Portfolio in a negotiated  transaction is illiquid,  the value of the option  purchased or the amount of the Portfolio's  obligations  under an option it has written,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the Sub-advisor  believes it would be advantageous for the Portfolio to do so. For a description  of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The  Portfolio  may  make  investments  in  Eurodollar  instruments.  Eurodollar instruments  are U.S.  dollar-denominated  futures  contracts  or  options  thereon  that are  linked to the London
Interbank  Offered Rate ("LIBOR"),  although  foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for  borrowings.  The Portfolio might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The Portfolio  may enter into interest rate swaps,  caps and floors on either  an  asset-based  or  liability-based  basis,  depending  upon  whether  it is  hedging  its  assets  or its liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted  out,  with  the  Portfolio  receiving  or  paying,  as the  case may be,  only  the net  amount  of the two payments).  The net  amount of the  excess,  if any,  of the  Portfolio's  obligations  over its  entitlement  with respect  to each  interest  rate swap will be  calculated  on a daily  basis and an amount of cash or other  liquid assets  having  an  aggregate  net  asset  value at least  equal to the  accrued  excess  will be  maintained  in a segregated  account by the  Portfolio's  custodian.  If the  Portfolio  enters into an interest  rate swap on other than a net  basis,  it would  maintain a  segregated  account in the full  amount  accrued on a daily  basis of its obligations  with  respect to the swap.  The  Portfolio  will not enter into any interest  rate swap,  cap or floor transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering into such  transaction.
The  Sub-advisor  will  monitor the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a transaction,  the Portfolio  will have  contractual  remedies  pursuant to the agreements related to the transaction.

         The swap  market  has grown  substantially  in recent  years with a large  number of banks and  investment banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market has become  relatively  liquid.  Caps and floors are more recent innovations  for which  standardized  documentation  has not yet been developed and,  accordingly,  are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis,  of its obligations with respect to any caps or floors.

         There is no limit on the  amount  of  interest  rate swap  transactions  that may be  entered  into by the
Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other  underlying assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the  documentation currently  used in those  markets,  the risk of loss with  respect  to  interest  rate  swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make. If the other party to an interest rate  swap  that is not  collateralized  defaults,  the  Portfolio  would  risk  the loss of the  payments  that it contractually  is  entitled to  receive.  The  Portfolio  may buy and sell  (i.e.,  write) caps and floors  without limitation, subject to the segregation requirement described above.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Janus Strategic Value Portfolio.  The limitations are not  "fundamental  restrictions and may be changed by the Trustees without shareholder approval.

1.       The  Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and  amount  to the  securities  sold  short  without  the  payment  of any additional  consideration  therefor,  and  provided  that  transactions  in  futures,  options,  swaps and  forward contracts are not deemed to constitute selling securities short.

2.       The Portfolio does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are  necessary  for the  clearance of  transactions,  and provided  that margin payments and other  deposits in connection  with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

3.       The  Portfolio  may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse  repurchase  agreements,  margin and other deposits in connection with  transactions  in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

4.       The  Portfolio  does not  currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not  entitling  the holder to payment of principal  and interest  within  seven days and in  securities  that are illiquid by virtue of legal or contractual  restrictions on resale or the absence of a readily  available  market.  The Trustees,  or the
Portfoio's  Sub-advisor  acting  pursuant to authority  delegated by the  Trustees,  may  determine  that a readily available  market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any successor to such rule,  Section 4(2) commercial paper, and municipal lease obligations.  Accordingly,  such securities may not be subject to the foregoing limitation.

5.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Alliance/Bernstein Growth + Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth by investing approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are convertible at a stated exchange rate into common stock.  Prior to their  conversion,  convertible  securities have the same general characteristics  as  non-convertible  debt  securities,  as they provide a stable  stream of income with  generally higher yields than those of equity  securities of the same or similar  issuers.  As with all debt  securities,  the market value of convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase as  interest  rates  decline.  Convertible  securities  generally  offer lower  interest  or  dividend  yields than non-convertible  debt  securities  of  similar  quality.  However,  when  the  market  price  of the  common  stock underlying a convertible  security  increases,  the price of the  convertible  security  increasingly  reflects the value of the  underlying  common  stock and may rise  accordingly.  As the market  price of the  underlying  common stock  declines,  the  convertible  security  tends  to  trade  increasingly  on a yield  basis,  and  thus may not depreciate  to the same  extent as the  underlying  common  stock.  Convertible  securities  rank  senior to common stocks on an issuer's  capital  structure.  They are  consequently  of higher quality and entail less risk than the issuer's  common stock,  although the extent to which such risk is reduced depends in large measure upon the degree to which the  convertible  security sells above its value as a fixed income  security.  The Portfolio may invest up to 20% of the growth portion of its net assets in the  convertible  securities of companies whose common stocks are eligible for purchase by the Portfolio  under the  investment  policies  described  above.  Additional  information about  convertible  securities is included in the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Rights  and  Warrants.  The  Portfolio  may  invest up to 5% of the  growth  portion  of its net assets in rights  or  warrants,  but will do so only if the  equity  securities  themselves  are  deemed  appropriate  by the
Sub-advisor for inclusion in the Portfolio.  Rights and warrants may be more  speculative  than certain other types of  investments  in that they do not entitle a holder to dividends or voting rights with respect to the  securities which may be purchased nor do they  represent any rights in the assets of the issuing  company.  Also, the value of a right  or  warrant  does  not  necessarily  change  with  the  value  of the  underlying  securities.  Additional information  about  warrants is included in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

         Foreign  Securities.  The  Portfolio  may  invest up to 15% of the value of its  total  assets in  foreign securities.  A foreign  security is a security issued by a non-U.S.  company which is defined as a company that (i)
is organized outside the United States;  (ii) has their principal place of business outside the United States;  and
(iii)  issues  securities  traded  principally  in a  foreign  country.  Companies  that  do not  fall  within  the definition  of a non-U.S.  company  shall be considered a U.S.  company for purposes of this  definition.  American
Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for the  purposes of the 15%  limitation  on foreign  securities.  Additional  information  about  foreign  securities  and  their  risks  is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

While the Portfolio  does not anticipate  utilizing  them on a regular  basis,  the Portfolio may from time to time may engage in options and futures  transactions as described below.  Additional  information about option,  futures and their  risks is  included  in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common  stocks,  and may purchase  and sell  exchange-traded  call and put  options  on common  stocks  written  by  others or  combinations thereof.  The Portfolio will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher,  and  consequently the risks are  greater,  when the stocks  involved  are lower  priced or  volatile,  or both.  While an option  that has been written is in force,  the maximum  profit that may be derived from the optioned stock is the premium less brokerage commissions  and fees.  The  Portfolio  will not write a call unless the  Portfolio  at all times during the option period owns either (a) the optioned  securities  or has an absolute and  immediate  right to acquire that  security without  additional cash  consideration (or for additional cash  consideration  held in a segregated account by its custodian) upon  conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security  and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call  written or (ii) is greater  than the  exercise  price of the call written if the  difference is  maintained  by the Portfolio in liquid assets in a segregated  account with its
Custodian.

         Premiums   received  by  the  Portfolio  in  connection  with  writing  call  options  will  vary  widely.
Commissions,  stock  transfer  taxes and  other  expenses  of the  Portfolio  must be  deducted  from such  premium receipts.  Calls  written by the Portfolio  will  ordinarily  be sold either on a national  securities  exchange or through put and call  dealers,  most,  if not all, of whom are members of a national  securities  exchange on which options are traded, and will be endorsed or guaranteed by a member of a national  securities  exchange or qualified broker-dealer.  The endorsing or  guaranteeing  firm  requires that the option writer (in this case the  Portfolio)
maintain a margin account  containing  either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call option  written by it if, as a result of the sale,  the  aggregate of the Portfolio's  portfolio  securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the growth portion of the Portfolio's total assets.

         The  Portfolio  may  purchase or write  options on  securities  of the types in which it is  permitted  to invest in privately negotiated (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted procedures for monitoring the  creditworthiness of financial  institutions with which  over-the-counter  options  transactions are effected.

         In buying a call,  the Portfolio  would be in a position to realize a gain if,  during the option  period, the  price of the  shares  increased  by an  amount  in  excess of the  premium  paid and  commissions  payable  on exercise.  It would  realize a loss if the price of the security  declined or remained the same or did not increase during the period by more than the amount of the  premium and  commissions  payable on  exercise.  In buying a put, the  Portfolio  would  realize  a loss if the  price of the  security  increased  or  remained  the same or did not decrease  during  that  period by more than the amount of the  premium  and  commissions  payable on  exercise.  In addition, the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options  purchased and held by the Portfolio,  including options on market  indices as  described  below,  will at no time exceed 10% of the growth  portion of the  Portfolio's  total assets.

         Options on Market  Indices.  The Portfolio may purchase and sell  exchange-traded  index options.  Through the purchase of listed index options,  the portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.  Price  movements in the Portfolio's  securities  probably will not correlate perfectly  with  movements in the level of the index and,  therefore,  the  Portfolio  would bear a risk of loss on index  options  purchased by it if favorable  price  movements of the hedged  portfolio  securities do not equal or exceed  losses on the options or if adverse price  movements of the hedged  portfolio  securities  are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the  difference  between the stock index value at the  close of the last  trading  day of the  contract  and the  price at which  the  futures  contract  is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Portfolio's  existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index  futures  contracts can be purchased or sold with respect to the Standard & Poor's
500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York
Futures  Exchange  and the Value Line Stock  Index on the Kansas  City  Board of Trade.  The  Sub-advisor  does not believe that  differences in composition  of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in differences  in  correlation of the futures  contracts with movements in the value of the securities being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The  nature of  initial  margin in  futures  transactions  is  different  from that of margin in  security transactions  in that futures  contract  margin does not involve the  borrowing  of funds to finance  transactions.
Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Portfolio upon  termination of the futures  contract,  assuming all  contractual  obligations  have been satisfied.

         There are several  risks in  connection  with the use of stock index futures by the Portfolio as a hedging device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and  movements in the price of the  securities  which are the subject of the hedge.  The price of the stock index  futures  may move  more  than or less than the price of the  securities  being  hedged.  If the price of the stock index  futures  moves less than the price of the  securities  which are the  subject of the hedge,  the hedge will  not be fully  effective  but,  if the  price of the  securities  being  hedged  has  moved in an  unfavorable direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index  future.  If the price of the  future  moves  more than the price of the  stock,  the  Portfolio  will experience  either a loss or gain on the future  which will not be  completely  offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility  over such time period for the index,  or if  otherwise  deemed to be  appropriate  by the  Sub-advisor.
Conversely,  the Portfolio may buy or sell fewer stock index futures  contracts if the volatility over a particular time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures  are  purchased  to hedge  against a  possible  increase  in the price of stock  before the
Portfolio  is able to invest its cash (or cash  equivalents)  in stocks (or options) in an orderly  fashion,  it is possible  that the  market  may  decline  instead.  If the  Sub-advisor  then  concludes  not to invest in stock or options at that time because of concern as to possible  further market decline or for other reasons,  the Portfolio will  realize  a loss on the  futures  contract  that is not  offset  by a  reduction  in the  price of  securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio   Turnover.   The  Portfolio's   investment  policies  as  described  above  are  based  on  the
Sub-advisor's  assessment of fundamentals in the context of changing market valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular  issuer as well as the replacement of securities.  The Sub-advisor  expects that more of its portfolio  turnover will be attributable to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular issuer's  securities  from the  Portfolio.  It is  anticipated  that the growth  portion of the  Portfolio may have portfolio turnover exceeding 100%. For more information on portfolio  turnover,  see this Statement and the Trust's
Prospectus under "Portfolio Turnover."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable  to the AST  Alliance/Bernstein  Growth  + Value  Portfolio.  These  limitations  are not  "fundamental"
restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase  the  securities  of any  other  investment  company  or  investment  trust,  except  in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other mineral  exploration  or  development  programs,  except that it may purchase  and sell  securities  of companies  that deal in oil,  gas or other  mineral  exploration  or development programs;

         4.       Make short  sales of  securities  or purchase  securities  on margin  except for such  short-term credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities  if  immediately  after  such  investment  more  than  15%  of the
Portfolio's net assets (taken at market value) would be so invested;

         Whenever any investment  restriction  states a maximum  percentage of the Portfolio's  assets which may be invested in any security or other asset,  it is intended that such percentage be determined  immediately  after and as a result of the  Portfolio's  acquisition of such  securities or other assets.  Accordingly,  any later increase or decrease in percentage beyond the specified  limitation  resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST Sanford Bernstein Core Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         As a diversified  fund,  no more than 5% of the assets of the Portfolio may be invested in the  securities of one issuer  (other than U.S.  Government  Securities),  except that up to 25% of the  Portfolio's  assets may be invested  without  regard to this  limitation.  The  Portfolio  will not invest  more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When the Portfolio  experiences  large cash inflows or  anticipates  substantial redemption  requests,  the Portfolio  may hold  short-term  investments  for a limited time pending the purchase of equity  securities.  The Portfolio's  short-term  instruments may consist of: (i) short-term  obligations issued or guaranteed by the U.S. government or any of its agencies or  instrumentalities  or by any of the states; (ii) other short-term  debt  securities  rated AA or higher by  Standard & Poor's  ("S&P")  or Aa or higher by Moody's  or, if unrated,  of comparable  quality in the opinion of the Sub-advisor;  (iii) commercial paper; (iv) bank obligations, including  negotiable  certificates  of  deposit,  time  deposits  and  bankers'  acceptances;  and (v)  repurchase agreements.  At the time the Portfolio  invests in commercial  paper,  bank  obligations or repurchase  agreements, the issuer or the issuer's parent must have  outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or  outstanding  commercial  paper or bank  obligations  rated A-1 by S&P or  Prime-1  by  Moody's;  or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of Deposit  and  Bankers'  Acceptances.  Certificates  of deposit are  receipts  issued by a depositary  institution  in exchange for the deposit of funds.  The issuer agrees to pay the amount  deposited plus interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary  market prior to maturity.  Bankers'  acceptances  typically arise from  short-term  credit arrangements  designed to enable  businesses  to obtain funds to finance  commercial  transactions.  Generally,  an acceptance  is a time draft drawn on a bank by an  exporter  or an  importer to obtain a stated  amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance  may then be held by the accepting bank as an  asset  or it may be sold  in the  secondary  market  at the  going  rate  of  discount  for a  specific maturity.  Although  maturities for  acceptances can be as long as 270 days,  most  acceptances  have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists  of  short-term  (usually  from 1 to 270  days)  unsecured promissory  notes issued by  corporations  in order to finance their current  operations.  A variable amount master demand  note  (which  is  a  type  of  commercial  paper)  represents  a  direct  borrowing  arrangement  involving periodically  fluctuating  rates of interest  under a letter  agreement  between a  commercial  paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The  Portfolio  may invest in  obligations  issued or  guaranteed  by U.S.
Government  agencies  or  instrumentalities.  These  obligations  may or may not be backed  by the "full  faith and credit"  of the  United  States.  In the case of  securities  not backed by the full faith and credit of the United
States,  the Portfolio  must look  principally to the federal  agency  issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to  assert a claim  against  the  United  States  itself in the event the agency or instrumentality  does not meet its commitments.  Government  securities in which the Portfolio may invest that  are not  backed  by the full  faith  and  credit  of the  United  States  include,  but are not  limited  to, obligations of the Tennessee  Valley  Authority,  the Federal Home Loan Mortgage  Corporation  and the U.S.  Postal
Service,  each of which has the right to borrow from the U.S. Treasury to meet its obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations  may be satisfied  only by the  individual  credit of the issuing  agency.  Securities  that are backed by the full faith and credit of the
United  States  include   obligations  of  the  Government   National  Mortgage   Association,   the  Farmers  Home
Administration, and the Export-Import Bank.

         Equity  Investments.  The  Portfolio  may invest in equity  securities  listed on any domestic  securities exchange or traded in the  over-the-counter  markets,  including  ADRs and U.S.  dollar  denominated  securities of foreign  issuers that trade on domestic  exchanges and in the  over-the-counter  markets..  They may or may not pay dividends  or carry  voting  rights.  Common  stock  occupies  the most  junior  position  in a  company's  capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The  Portfolio  may enter into  securities  index  futures  contracts.  U.S.  futures contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed  through a futures  commission  merchant,  or brokerage firm,  which is a member of the relevant  contract market.  Futures contracts trade on a number of exchange  markets,  and, through their clearing  corporations,  the exchanges  guarantee  performance  of the  contracts  as  between  the  clearing  members  of the  exchange.  These investments will be made by the Portfolio solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the Portfolio must allocate cash or securities as a deposit payment  ("initial  margin").  It is expected that the initial margin would be approximately 1 1/2% to
5% of a contract's  face value.  Daily  thereafter,  the futures  contract is valued and the payment of  "variation margin" may be required,  because each day the Portfolio  will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual delivery or acquisition of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.
Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation  to make or take delivery of the  securities.  Because  transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated  with the exchange on which the contracts are traded,  the Portfolio will incur brokerage fees when it purchases or sells futures  contracts.  The liquidity of the futures  market  depends on  participants entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  Nonetheless,  the Sub-advisor  believes that use of such  contracts in certain  circumstances  will benefit the  Portfolio.  For an  additional  discussion  of futures contracts and the risks  involved  therein,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Options  on  Futures  Contracts.  The  Portfolio  may use stock  index  futures  on a  continual  basis to
"equitize"  cash so that the  Portfolio may maintain 100% equity  exposure.  The Portfolio  will not enter into any futures  contracts or options on futures  contracts if immediately  thereafter the amount of margin deposits on all the futures  contracts of the Portfolio and premiums paid on outstanding  options on futures contracts owned by the
Portfolio  (other than those  entered into for bona fide hedging  purposes)  would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option gives the holder,  in return for the premium paid,  the right to buy (call) from or sell
(put) to the writer of the option a futures  contract  at a  specified  price at any time  during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder,  or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration of the option by selling or purchasing an option of the same series,  at which time the person  entering into the closing  transaction  will realize a gain or loss.  The  Portfolio  will be  required  to deposit  initial  margin and  variation  margin with respect to put and call options on futures  contracts  written by it pursuant to brokers'  requirements  similar to
those  described  above.  Net  option  premiums   received  will  be  included  as  initial  margin  deposits.   In
anticipation of an increase in securities  prices,  the Portfolio may purchase call options on futures contracts as a  substitute  for the  purchase  of  futures  contracts  to hedge  against  a  possible  increase  in the price of securities  that  the  Portfolio  intends  to  purchase.  Similarly,  if the  value of the  securities  held by the
Portfolio  is  expected  to decline,  the  Portfolio  might  purchase  put options or sell call  options on futures contracts rather than sell futures contracts.

         Investments in futures  options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts (for example,  the existence of a liquid  secondary  market).  In addition, the  purchase  or sale of an option  also  entails  the risk that  changes in the value of the  underlying  futures contract  will not  correspond  to changes in the value of the option  purchased.  Depending  on the pricing of the option compared to either the futures  contract upon which it is based,  or upon the price of the securities  being hedged,  an option may or may not be less risky than  ownership  of the  futures  contract or such  securities.  In general,  the  market  prices  of  options  can be  expected  to be more  volatile  than the  market  prices on the underlying  futures  contract.  Compared to the  purchase or sale of futures  contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio  because the maximum amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio  may  purchase  and write  (sell) call and put options on securities  indices.  Such  options give the holder the right to receive a cash  settlement  during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities  indices  entail certain risks.  The absence of a liquid  secondary  market to close out options  positions on  securities  indices may occur,  although the Portfolio  generally  will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of  options  on  securities  indices  also  entails  the risk  that  trading  in such  options  may be interrupted  if trading  in  certain  securities  included  in the index is  interrupted.  The  Portfolio  will not purchase such options unless the Sub-advisor  believes the market is  sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an  additional  discussion  of options and the risks  involved  therein,  see this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are not "fundamental"  restrictions and may be changed by the Trustees of the Trust without shareholder  approval.  The
Portfolio will not:

         1.       Purchase  any  security or evidence of interest  therein on margin,  except that such  short-term credit as may be necessary for the  clearance of purchases and sales of securities  may be obtained and except that deposits of initial deposit and variation  margin may be made in connection with the purchase,  ownership,  holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest  more than 15% of the  Portfolio's  net  assets  (taken at the  greater  of cost or market value) in  securities  that are  illiquid  or not  readily  marketable,  not  including  Rule 144A  securities  and commercial  paper that is sold under  section  4(2) of the 1933 Act that have been  determined  to be liquid  under procedures established by the Board of Trustees.

AST Cohen & Steers Realty Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Investment Policies:

         Investment  Techniques.  The following  sections  provide  expanded  discussion of several of the types of investments and investment techniques which may be used by the Portfolio.

                  Real Estate  Investment  Trusts.  REITs are sometimes  informally  characterized as equity REITs, mortgage REITs and hybrid REITs.  An equity REIT invests  primarily in the fee ownership or leasehold  ownership of land and buildings and derives its income  primarily  from rental income.  An equity REIT may also realize  capital gains (or losses) by selling real estate  properties in its portfolio that have  appreciated  (or  depreciated)  in value. A mortgage REIT invests primarily in mortgages on real estate,  which may secure  construction,  development or long-term  loans. A mortgage REIT generally  derives its income  primarily from interest  payments on the credit it has  extended.  A hybrid REIT  combines the  characteristics  of equity REITs and mortgage  REITs,  generally by holding  both  ownership  interests  and  mortgage  interests  in real  estate.  It is  anticipated,  although  not required,  that under  normal  circumstances  a majority of the  Portfolio's  investments  in REITs will consist of equity REITs.

         A REIT is not taxed on amounts  distributed  to  shareholders  if it complies  with  several  requirements relating  to its  organization,  ownership,  assets,  and  income  and a  requirement  that  it  distribute  to its shareholders  at least 95% of its taxable income (other than net capital  gains) for each taxable year.  Equity and
Mortgage  REITs are dependent upon the skills of their  managers and generally may not be  diversified.  Equity and
Mortgage  REITs are also subject to heavy cash flow  dependency,  defaults by borrowers  and  self-liquidation.  In addition,  Equity and Mortgage REITs could possibly fail to qualify for tax free  pass-through  of income under the
Internal  Revenue Code of 1986, as amended (the "Code"),  or to maintain their exemptions from  registration  under the Investment Company Act of 1940 (the "1940 Act").

                  Futures  Contracts.  The Portfolio may purchase and sell financial futures  contracts.  A futures contract is an agreement  to buy or sell a specific  security or financial  instrument  at a particular  price on a stipulated  future date.  Although  some  financial  futures  contracts  call for making or taking  delivery of the underlying  securities,  in most cases these  obligations are closed out before the settlement date. The closing of a  contractual  obligation is  accomplished  by purchasing  or selling an identical  offsetting  futures  contract.
Other financial futures contracts by their terms call for cash settlements.

         The  Portfolio  may also buy and sell  index  futures  contracts  with  respect to any stock or bond index traded on a recognized  stock  exchange or board of trade.  An index futures  contract is a contract to buy or sell units of an index at a specified  future date at a price  agreed  upon when the  contract is made.  The stock index futures  contract  specifies  that no delivery of the actual stocks  making up the index will take place.  Instead, settlement  in cash must occur upon the  termination  of the contract,  with the  settlement  being the  difference between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the  Portfolio  purchases a futures  contract,  an amount of cash or other liquid assets equal to the market  value of the futures  contract  will be  deposited  in a  segregated  account  with the  Portfolio's custodian.  When writing a futures  contract,  the Portfolio will maintain with its custodian similar liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant or broker as margin,  are equal to the market  value of the  instruments  underlying  the  contract.  Alternatively,  the  Portfolio  may  "cover" its position by owning the  instruments  underlying  the  contract  (or, in the case of an index  futures  contract,  a portfolio  with a volatility  substantially  similar to that of the index on which the futures  contract is based), or holding a call option  permitting the Portfolio to purchase the same futures  contract at a price no higher than the price of the  contract  written by the  Portfolio  (or at a higher price if the  difference  is  maintained  in liquid assets with the  Portfolio's  custodian).  For an additional  discussion of futures  contracts and the risks associated  with them,  see this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

                  Options on  Securities  and Stock  Indices.  The Portfolio may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract  that gives the  purchaser of the option,  in return for the premium paid,  the right to buy a specified  security  (in the case of a call  option) or to sell a specified  security (in the case of a put  option)  from or to the  writer  of the  option at a  designated  price  during  the term of the option.  An option on a securities  index gives the purchaser of the option,  in return for the premium  paid,  the right to receive  from the seller  cash equal to the  difference  between  the  closing  price of the index and the exercise  price of the option.  The value of the  underlying  securities on which options may be written at any one time will not  exceed  25% of the total  assets of the  Portfolio.  The  Portfolio  will not  purchase  put or call options  if the  aggregate  premiums  paid for such  options  would  exceed 5% of its  total  assets at the time of purchase.

         The  Portfolio  may  write a call or put  option  only if the  option  is  "covered."  A call  option on a security  written by the Portfolio is covered if the Portfolio owns the underlying  security covered by the call or has an absolute  and  immediate  right to acquire that  security  without  additional  cash  consideration  (or for additional cash  consideration  held in a segregated account by its custodian) upon conversion or exchange of other securities  held in its  portfolio.  A call option on a security is also covered if the  Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held
(a) is equal to or less than the exercise  price of the call  written or (b) is greater than the exercise  price of the call written if the  difference  is  maintained by the Portfolio in cash or other liquid assets in a segregated account with its  custodian.  A put option on a security  written by the  Portfolio  is "covered" if the  Portfolio maintains  similar  liquid  assets  with a value  equal to the  exercise  price in a  segregated  account  with its custodian,  or else holds a put on the same security and in the same principal  amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The Portfolio will cover call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor  are expected to be similar to those of the index, or in such other manner as may be in accordance  with the rules of the  exchange  on which the option is traded  and  applicable  laws and  regulations.
Nevertheless,  where the Portfolio  covers a call option on a stock index  through  ownership of  securities,  such securities  may not match the  composition  of the index.  In that event,  the Portfolio  will not be fully covered and could be  subject to risk of loss in the event of adverse  changes  in the value of the  index.  The  Portfolio will cover put options on stock indices by  segregating  assets equal to the option's  exercise  price,  or in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable laws and regulations.

         The Portfolio will receive a premium from writing a put or call option,  which  increases the  Portfolio's gross  income  in the  event the  option  expires  unexercised  or is  closed  out at a  profit.  If the value of a security or an index on which the  Portfolio  has written a call option  falls or remains the same,  the  Portfolio will  realize a profit in the form of the premium  received  (less  transaction  costs) that could  offset all or a portion of any  decline in the value of the  portfolio  securities  being  hedged.  If the value of the  underlying security or index  rises,  however,  the  Portfolio  will  realize a loss in its call option  position,  which will reduce the benefit of any unrealized  appreciation in the Portfolio's stock  investments.  By writing a put option, the  Portfolio  assumes the risk of a decline in the  underlying  security  or index.  To the extent that the price changes of the portfolio  securities  being hedged  correlate with changes in the value of the underlying  security or index,  writing covered put options on securities or indices will increase the  Portfolio's  losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The  Portfolio  may also  purchase  put options to hedge its  investments  against a decline in value.  By purchasing  a put option,  the  Portfolio  will seek to offset a decline in the value of the  portfolio  securities being  hedged  through  appreciation  of the put  option.  If the  value of the  Portfolio's  investments  does not decline as anticipated,  or if the value of the option does not increase,  the Portfolio's  loss will be limited to the premium  paid for the option plus related  transaction  costs.  The success of this  strategy  will depend,  in part, on the accuracy of the correlation  between the changes in value of the underlying  security or index and the changes in value of the Portfolio's security holdings being hedged.

         The  Portfolio  may purchase  call options on  individual  securities  to hedge against an increase in the price of  securities  that the  Portfolio  anticipates  purchasing  in the future.  Similarly,  the  Portfolio  may purchase  call  options  to  attempt to reduce  the risk of  missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the Portfolio  holds  uninvested  cash or short-term  debt  securities awaiting  investment.  When  purchasing  call options,  the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no  assurance  that a liquid  market  will  exist  when the  Portfolio  seeks to close out an option position.  Trading could be interrupted,  for example,  because of supply and demand imbalances arising from a lack of either buyers or sellers,  or the options  exchange  could  suspend  trading after the price has risen or fallen more than the maximum  specified  by the  exchange.  Although  the  Portfolio  may be able to offset to some extent any adverse  effects of being unable to liquidate an option  position,  the Portfolio may experience  losses in some cases as a result of such inability.

         Foreign Currency  Contracts and Currency Hedging  Transaction.  In order to hedge against foreign currency exchange  rate risks,  the  Portfolio  may enter into  forward  foreign  currency  exchange  contracts  and foreign currency  futures  contracts,  as well as purchase put or call options on foreign  currencies,  as described below.
The Portfolio  may also conduct its foreign  currency  exchange  transactions  on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency  exchange  market.  The Portfolio will not enter into forward foreign currency  contracts  if,  as a result,  the  Portfolio  will  have  more  than 15% of the  value of its net  assets committed to the consummation of such contracts.

         The  Portfolio  may enter into forward  foreign  currency  exchange  contracts  ("forward  contracts")  to attempt to minimize the risk to the Portfolio  from adverse  changes in the  relationship  between the U.S.  dollar and foreign  currencies.  A forward  contract is an  obligation  to  purchase  or sell a specific  currency  for an agreed price at a future date which is individually  negotiated and privately  traded by currency traders and their customers.  The Portfolio may enter into a forward  contract,  for example,  when it enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency in order to "lock in" the U.S.  dollar price of the security.  In addition,  for example,  when the Portfolio  believes that a foreign currency may suffer or enjoy a substantial  movement  against another  currency,  it may enter into a forward  contract to sell an amount of the former foreign  currency (or another currency which acts as a proxy for that currency)  approximating  the value of some or all of the Portfolio's  portfolio securities  denominated in such foreign currency.  This second investment practice  is  generally  referred  to as  "cross-hedging."  Because  in  connection  with the  Portfolio's  foreign currency  forward  transactions  an amount of the  Portfolio's  assets equal to the amount of the purchase  will be held aside or  segregated  to be used to pay for the  commitment,  the  Portfolio  will  always  have cash or other liquid  assets  available  sufficient  to cover any  commitments  under these  contracts or to limit any  potential risk.  The  segregated  account will be  marked-to-market  on a daily basis.  In addition,  the Portfolio  will not enter  into such  forward  contracts  if, as a result,  the  Portfolio  will have more than 15% of the value of its total assets  committed to such  contracts.  While these  contracts  are not presently  regulated by the CFTC,  the
CFTC may in the future assert authority to regulate forward  contracts.  In such event, the Portfolio's  ability to utilize forward  contracts in the manner set forth above may be restricted.  Forward  contracts may limit potential gain from a positive  change in the  relationship  between the U.S.  dollar and foreign  currencies.  Unanticipated changes in currency  prices may result in poorer overall  performance  for the Portfolio than if it had not engaged in such contracts.

         The  Portfolio  may  purchase  and write put and call  options on foreign  currencies  for the  purpose of protecting  against  declines in the dollar  value of foreign  portfolio  securities  and against  increases in the dollar  cost of foreign  securities  to be  acquired.  As is the case with other  kinds of  options,  however,  the writing of an option on foreign  currency will  constitute  only a partial  hedge,  up to the amount of the premium received,  and the Portfolio could be required to purchase or sell foreign currencies at  disadvantageous  exchange rates,  thereby incurring  losses.  The purchase of an option on foreign currency may constitute an effective hedge against  fluctuation  in  exchange  rates  although,  in the event of rate  movements  adverse  to the  Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio  may enter into  exchange-traded  contracts for the purchase or sale for future  delivery of foreign  currencies  ("foreign  currency  futures").  This investment  technique will be used only to hedge against anticipated  future changes in exchange rates which otherwise  might adversely  affect the value of the Portfolio's portfolio  securities  or adversely  affect the prices of securities  that the  Portfolio  intends to purchase at a later date.  The successful use of currency  futures will usually depend on the  Sub-advisor's  ability to forecast currency  exchange rate movements  correctly.  Should  exchange rates move in an unexpected  manner,  the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         Short Sales.  The Portfolio  may enter into short sales,  provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of the  Portfolio,  and the value of  securities  of any one issuer in which the  Portfolio  is short would not exceed the lesser of 2% of the value of the  Portfolio's  net assets or
2% of the  securities of any class of any issuer.  The Portfolio must maintain  collateral in a segregated  account consisting  of cash or  other  liquid  assets  with a value  equal  to the  current  market  value  of the  shorted securities,  which are  marked  to market  daily.  If the  Portfolio  owns an equal  amount of such  securities  or securities  convertible into or exchangeable for, without payment of any further  consideration,  securities of the same issuer as, and equal in amount to, the securities  sold short (which sales are commonly  referred to as "short sales against the box"), the above requirements are not applicable.

         Non-Diversified  Status. The Portfolio is classified as a  "non-diversified"  investment company under the
1940 Act,  which means the  Portfolio  is not limited by the 1940 Act in the  proportion  of its assets that may be invested in the  securities of a single  issuer.  However,  the Portfolio  intends  conduct its operations so as to qualify as a regulated  investment  company for purposes of the Code, which generally will relieve the Portfolio of any liability for Federal  income tax to the extent its earnings are  distributed to  shareholders.  To so qualify, among other  requirements,  the Portfolio  will limit its  investments so that, at the close of each quarter of the taxable  year,  (i) not more than 25% of the market value of the  Portfolio's  total assets will be invested in the securities  of a single  issuer,  and (ii) with  respect to 50% of the market value of its total  assets,  not more than 5% of the market  value of its total  assets  will be invested in the  securities  of a single  issuer and the
Portfolio  will not own more than 10% of the  outstanding  voting  securities of a single issuer.  The  Portfolio's investments in securities  issued by the U.S.  Government,  its agencies and  instrumentalities  are not subject to these limitations.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Cohen & Steers Realty Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest in illiquid  securities,  as defined in the  prospectus  under  "Investment  Objective and
Policies,  AST  Cohen & Steers  Realty  Portfolio"  if  immediately  after  such  investment  more  than 15% of the
Portfolio's net assets (taken at market value) would be invested in such securities;

         2.       Pledge,  hypothecate,  mortgage or  otherwise  encumber  its assets,  except to secure  permitted borrowings;

         3.       Participate on a joint or joint and several basis in any securities trading account;

         4.       Invest in companies for the purpose of exercising control;

         5.       Purchase securities of investment companies except in compliance with the 1940 Act; or

         6.       (a) invest in interests in oil, gas, or other mineral  exploration  or development  programs;  or
(b) purchase  securities  on margin,  except for such  short-term  credits as may be necessary for the clearance of transactions.

AST Sanford Bernstein Managed Index 500 Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  outperform  the Standard & Poor's 500
Composite  Stock Price Index (the "S&P 500(R)Index") through stock  selection  resulting in different  weightings of common stocks relative to the index.

Investment Policies:

         As a diversified  fund,  no more than 5% of the assets of the Portfolio may be invested in the  securities of one issuer  (other than U.S.  Government  Securities),  except that up to 25% of the  Portfolio's  assets may be invested  without  regard to this  limitation.  The  Portfolio  will not invest  more than 25% of its assets in the securities  of issuers in any one  industry.  In the  unlikely  event  that the S&P 500  should  concentrate  to an extent greater than that amount, the Portfolio's ability to achieve its objective may be impaired.

         About the S&P 500.  The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").  S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance.  S&P's only relationship to the Investment Manager or the Sub-advisor is a license provided to the
Investment Manager of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Investment Manager, Sub-advisor or the Portfolio.  S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500.  S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio's shares or the timing of the issuance or sale of the
Portfolio's shares, or in the determination or calculation of the Portfolio's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term Instruments.  When the Portfolio experiences large cash inflows or anticipates substantial redemption requests, the Portfolio may hold short-term investments for a limited time pending the purchase of equity securities.  The Portfolio's short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.  At the time the
Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of Deposit  and  Bankers'  Acceptances.  Certificates  of deposit are  receipts  issued by a depositoy  institution  in exchange for the deposit of funds.  The issuer agrees to pay the amount  deposited  plus interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary  market prior to maturity.  Bankers'  acceptances  typically arise from  short-term  credit arrangements  designed to enable  businesses  to obtain funds to finance  commercial  transactions.  Generally,  an acceptance  is a time draft drawn on a bank by an  exporter  or an  importer to obtain a stated  amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance  may then be held by the accepting bank as an  asset  or it may be sold  in the  secondary  market  at the  going  rate  of  discount  for a  specific maturity.  Although  maturities for  acceptances can be as long as 270 days,  most  acceptances  have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists  of  short-term  (usually  from 1 to 270  days)  unsecured promissory  notes issued by  corporations  in order to finance their current  operations.  A variable amount master demand  note  (which  is  a  type  of  commercial  paper)  represents  a  direct  borrowing  arrangement  involving periodically  fluctuating  rates of interest  under a letter  agreement  between a  commercial  paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Short-Term  Instruments.   When  the  Portfolio  experiences  large  cash  inflows  through  the  sale  of securities and desirable  equity  securities  that are consistent  with the  Portfolio's  investment  objective are unavailable in sufficient  quantities or at attractive prices, the Portfolio may hold short-term  investments for a limited time pending  availability of such equity  securities.  Short-term  instruments  consist of: (i) short-term obligations issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other  short-term debt securities rated AA or higher by Standard & Poor's ("S&P") or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the Sub-advisor;  (iii) commercial paper; (iv)
bank obligations,  including negotiable  certificates of deposit, time deposits and bankers'  acceptances;  and (v)
repurchase  agreements.  At the time the Portfolio  invests in commercial  paper,  bank  obligations  or repurchase agreements,  the  issuer of the  issuer's  parent  must have  outstanding  debt  rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Additional U.S.  Government  Obligations.  The Portfolio may invest in obligations issued or guaranteed by
U.S.  Government agencies or  instrumentalities.  These obligations may or may not be backed by the "full faith and credit"  of the  United  States.  In the case of  securities  not backed by the full faith and credit of the United
States,  the Portfolio  must look  principally to the federal  agency  issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to  assert a claim  against  the  United  States  itself in the event the agency or  instrumentality  does not meet its  commitments.  Securities  in which the Portfolio may invest that are not backed by the full faith and credit of the United States  include,  but are not limited to,  obligations of the
Tennessee Valley Authority,  the Federal Home Loan Mortgage Corporation and the U.S. Postal Service,  each of which has the right to borrow from the U.S.  Treasury  to meet its  obligations,  and  obligations  of the  Federal  Farm
Credit System and the Federal Home Loan Banks,  both of whose  obligations  may be satisfied only by the individual credits of each  issuing  agency.  Securities  which are  backed by the full faith and credit of the United  States include  obligations of the Government  National Mortgage  Association,  the Farmers Home  Administration,  and the
Export-Import Bank.

         Equity  Investments.  The  Portfolio  may invest in equity  securities  listed on any domestic  securities exchange or traded in the over-the-counter  market as well as certain restricted or unlisted  securities.  They may or may not pay  dividends or carry voting  rights.  Common stock  occupies the most junior  position in a company's capital structure.

         Warrants.  Warrants  entitle  the  holder to buy common  stock  from the  issuer at a specific  price (the strike  price) for a  specific  period of time.  The  strike  price of  warrants  sometimes  is much lower than the current market price of the underlying  securities,  yet warrants are subject to similar price  fluctuations.  As a result, warrants may be more volatile investments than the underlying securities.

         Warrants  do not  entitle  the  holder to  dividends  or voting  rights  with  respect  to the  underlying securities  and do not represent any rights in the assets of the issuing  company.  Also,  the value of the warrant does not  necessarily  change with the value of the underlying  securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible  Securities.  Convertible  securities may be debt  securities or preferred  stocks that may be converted into common stock or that carry the right to purchase common stock.  Convertible  securities  entitle the holder to exchange the  securities for a specified  number of shares of common stock,  usually of the same company, at specified prices within a certain period of time.

         The terms of any  convertible  security  determine its ranking in a company's  capital  structure.  In the case of subordinated  convertible  debentures,  the holders' claims on assets and earnings are  subordinated to the claims of other  creditors,  and are senior to the claims of  preferred  and  common  shareholders.  In the case of convertible  preferred  stock,  the holders'  claims on assets and earnings are  subordinated  to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures  Contracts.  The  Portfolio  may enter into  securities  index  futures  contracts.  U.S.
futures contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed  through a futures  commission  merchant,  or  brokerage  firm,  which is a member of the relevant contract  market.  Futures  contracts  trade  on  a  number  of  exchange  markets,  and,  through  their  clearing corporations,  the  exchanges  guarantee  performance  of the  contracts  as between  the  clearing  members of the exchange.  These  investments will be made by the Portfolio solely for hedging  purposes.  Such investments will be made only if they are  economically  appropriate  to the  reduction  of risks  involved  in the  management  of the
Portfolio.  In this regard,  the  Portfolio may enter into futures  contracts or options on futures  related to the
S&P 500.

         At the same time a futures  contract is purchased or sold,  the Portfolio must allocate cash or securities as a deposit payment  ("initial  deposit").  It is expected that the initial deposit would be  approximately 1 1/2%
to 5% of a contract's face value.  Daily  thereafter,  the futures contract is valued and the payment of "variation margin" may be required,  since each day the  Portfolio  would provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual delivery or acquisition of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.
Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation  to make or take delivery of the securities.  Since all transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated  with the exchange on which the contracts are traded,  the Portfolio will incur brokerage fees when it purchases or sells futures  contracts.  The liquidity of the futures  market  depends on  participants entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts entail other risks.  The Sub-advisor  believes that use of such contracts will  benefit  the  Portfolio.  The  successful  use of  futures  contracts,  however,  depends  on the  degree  of correlation  between the futures and  securities  markets.  In  addition,  successful  use of futures  contracts is dependent on the Sub-advisor's  ability to correctly  predict movements in the securities  markets and no assurance can be given that its judgment  will be correct.  For an additional  discussion of futures  contracts and the risks involved  therein,  see the Trust's  Prospectus  and this  Statement  under  "Certain  Risk Factors and  Investment
Methods."

                  Options on Futures  Contracts.  The Portfolio  may use stock index  futures on a continual  basis to equitize cash so that the Portfolio may maintain  100% equity  exposure.  The Portfolio  will not enter into any futures  contracts or options on futures  contracts if immediately  thereafter the amount of margin deposits on all the futures  contracts of the Portfolio and premiums paid on outstanding  options on futures contracts owned by the
Portfolio  (other than those  entered into for bona fide hedging  purposes)  would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option gives the holder,  in return for the premium paid,  the right to buy (call) from or sell
(put) to the writer of the option a futures  contract  at a  specified  price at any time  during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder,  or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration of the option by selling or purchasing an option of the same series,  at which time the person  entering into the closing  transaction  will realize a gain or loss.  The  Portfolio  will be  required  to deposit  initial  margin and  variation  margin with respect to put and call options on futures  contracts  written by it pursuant to brokers'  requirements  similar to
those  described  above.  Net  option  premiums   received  will  be  included  as  initial  margin  deposits.   In
anticipation  of a decline in interest  rates,  the Portfolio  may purchase call options on futures  contracts as a substitute  for the purchase of futures  contracts to hedge against a possible  increase in the price of securities that the  Portfolio  intends to  purchase.  Similarly,  if the value of the  securities  held by the  Portfolio  is expected to decline as a result of an increase in interest  rates,  the  Portfolio  might  purchase  put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures  options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts (for example,  the existence of a liquid  secondary  market).  In addition, the  purchase  or sale of an option  also  entails  the risk that  changes in the value of the  underlying  futures contract  will not  correspond  to changes in the value of the option  purchased.  Depending  on the pricing of the option compared to either the futures  contract upon which it is based,  or upon the price of the securities  being hedged,  an option my or may not be less risky than  ownership  of the  futures  contract  or such  securities.  In general,  the  market  prices  of  options  can be  expected  to be more  volatile  than the  market  prices on the underlying  futures  contract.  Compared to the  purchase or sale of futures  contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio  because the maximum amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio  may  purchase  and write  (sell) call and put options on securities  indices.  Such  options give the holder the right to receive a cash  settlement  during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities  indices  entail certain risks.  The absence of a liquid  secondary  market to close out options  positions on  securities  indices may occur,  although the Portfolio  generally  will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of  options  on  securities  indices  also  entails  the risk  that  trading  in such  options  may be interrupted  if trading  in  certain  securities  included  in the index is  interrupted.  The  Portfolio  will not purchase such options unless the Sub-advisor  believes the market is  sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks involved  therein,  see the Trust's  Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Sanford  Bernstein  Managed Index 500  Portfolio.  These  limitations  are not  "fundamental'
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase  any  security or evidence of interest  therein on margin,  except that such  short-term credit as may be necessary for the  clearance of purchases and sales of securities  may be obtained and except that deposits of initial deposit and variation  margin may be made in connection with the purchase,  ownership,  holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest  more than 15% of the  Portfolio's  net  assets  (taken at the  greater  of cost or market value) in  securities  that are  illiquid  or not  readily  marketable,  not  including  Rule 144A  securities  and commercial  paper that is sold under  section  4(2) of the 1933 Act that have been  determined  to be liquid  under procedures established by the Board of Trustees.

AST American Century Income & Growth Portfolio:

Investment  Objective:  The primary  investment  objective  of the  Portfolio is to seek  capital  growth.  Current income is a secondary investment objective.

Investment Policies:

         In general,  within the  restrictions  outlined here and in the Trust's  Prospectus,  the  Sub-advisor has broad  powers  to  decide  how to  invest  fund  assets.  Investments  are  varied  according  to  what  is  judged advantageous  under  changing  economic  conditions.  It is the  Sub-advisor's  intention  that the Portfolio  will generally  consist of domestic and foreign  common stocks and equity  equivalent  securities.  However,  subject to the specific  limitations  applicable to the Portfolio,  the  Sub-advisor may invest the assets of the Portfolio in varying amounts in other  instruments,  such as those discussed below, when such a course is deemed  appropriate in order to attempt to attain its investment objective.

         Senior  securities  that, in the opinion of the manager,  are high-grade  issues also may be purchased for defensive  purposes.  However,  so long as a  sufficient  number of such  securities  are  available,  the  manager intends to keep the Portfolio fully invested in stocks that meet the Portfolio's  investment  criteria,  regardless of the movement of stock prices generally.  In most  circumstances,  the Portfolio's  actual level of cash and cash equivalents  will be less than 10%. As noted in the  Prospectus,  the  Sub-advisor may use S&P 500 Index futures as a way to expose the Portfolio's cash assets to the market,  while  maintaining  liquidity.  The Sub-advisor may not leverage the  Portfolio  through  investment  in these  futures,  so there should be no greater  market risk to the
Portfolio than if they purchased stocks.

         As a  diversified  fund as defined in the 1940 Act,  the  Portfolio  will not,  with respect to 75% of its total  assets,  invest more than 5% of its total assets in the  securities of a single issuer or purchase more than
10% of the outstanding  voting  securities of a single issuer.  To meet federal tax requirements for  qualification as a regulated  investment  company,  the Portfolio must limit its investments so that at the close of each quarter of its taxable  year (1) no more than 25% of its total  assets are invested in the  securities  of a single  issuer
(other than the U.S  government  or a regulated  investment  company),  and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

         Foreign  Securities.  The  Portfolio  may invest an unlimited  amount of its assets in the  securities  of foreign issuers, including foreign governments,  when these securities meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments  in foreign  securities  involve  risks that are  different  from and  generally  greater than investments  in U.S.  securities.  These risks are  discussed in this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment  Methods." In addition,  because most foreign  securities  are  denominated in
non-U.S.  currencies,  the investment performance of the Portfolio could be affected by changes in foreign currency exchange  rates.  Currency  exchange  rates  can be  volatile  at times in  response  to supply  and  demand in the currency exchange markets,  international balances of payments,  governmental intervention,  speculation, and other political and economic  conditions.  As discussed  below, the Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts,  currency options and futures  transactions for hedging or any other lawful purpose.

         In certain  countries  one  securities  broker may  represent  all or a  significant  part of the  trading volume,  resulting in higher trading costs and decreased  liquidity due to a lack of alternative  trading partners.
In  certain  markets  there  have been  times  when  settlements  have been  unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Delays in clearance  and  settlement could result in temporary  periods when assets of the Portfolio  are  uninvested  and no return is earned  thereon.
The inability of the Portfolio to make intended security  purchases due to clearance and settlement  problems could cause the  Portfolio to miss  attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to clearance and  settlement  problems  could result either in losses to the Portfolio due to subsequent due to subsequent  declines in the value of the  portfolio  security or, if the  Portfolio  has entered into a contract to sell the security, liability to the purchaser.

         Evidence  of  securities  ownership  may be  uncertain  in  many  foreign  countries.  In  many  of  these countries,  the most notable of which is the Russian Federation,  the ultimate evidence of securities  ownership is the  share  register  held  by the  issuing  company  or its  registrar.  While  some  companies  may  issue  share certificates  or provide  extracts of the company's share  register,  these are not negotiable  instruments and are not  effective  evidence of  securities  ownership.  In an  ownership  dispute,  the  company's  share  register is controlling.  As  a  result,  there  is a  risk  that  the  Portfolio's  trade  details  could  be  incorrectly  or fraudulently  entered on the  issuer's  share  register  at the time of the  transaction,  or that the  Portfolio's ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

         Depositary  Receipts.  The Portfolio may invest in foreign companies through American  Depositary Receipts
(ADRs),  European Depositary  Receipts (EDRs),  ordinary shares and New York shares.  Additional  information about
ADRs and EDRs is  included  in the  Trust's  prospectus  under  "Certain  Risk  Factors  and  Investment  Methods."
Ordinary  shares are shares of foreign issuers that are traded abroad and on a U.S.  exchange.  New York shares are shares that a foreign issuer has allocated for trading in the United States.  ADRs,  ordinary shares,  and New York shares all may be purchased with and sold for U.S. dollars, which protects the fund from foreign settlement risks.

         Forward  Currency  Exchange  Contracts.  The Portfolio may purchase and sell foreign  currency either on a spot  (i.e.,  cash) basis and may engage in forward  foreign  currency  exchange  contracts,  currency  options and futures  transactions  for hedging or any lawful  purpose.  The  Portfolio  will  segregate  on its records cash or other liquid assets in an amount sufficient to cover its obligations under the contract.

         The  Sub-advisor   does  not  intend  to  enter  into  such  contracts  on  a  regular  basis.   Normally,
consideration of the prospect for currency  parties will be incorporated  into the long-term  investment  decisions made with respect to overall  diversification  strategies.  However,  the Sub-advisor believes that it is important to have  flexibility to enter into such forward  contracts when it determines that the  Portfolio's  best interests may be served.

         At the maturity of the forward  contract,  the Portfolio  may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the  security  and  terminate  the  obligation  to deliver the foreign  currency by purchasing an offsetting  forward  contract with the same currency trader  obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

         Convertible  Securities.  A convertible  security is a fixed income security that offers the potential for capital  appreciation  through a conversion  feature  that enables the holder to convert the fixed income  security into a stated  number of shares of common  stock.  As fixed income  securities,  convertible  securities  provide a stable stream of income,  with generally  higher yields than common stocks.  Because  convertible  securities offer the  potential  to benefit from  increases  in the market  price of the  underlying  common  stock,  however,  they generally  offer  lower  yields than  non-convertible  securities  of similar  quality.  Of course,  like all fixed income  securities,  there can be no assurance of current income because the issuers of the convertible  securities may default on their  obligations.  In  addition,  there can be no assurance  of capital  appreciation  because the value of the underlying common stock will fluctuate.

         Unlike a convertible  security that is a single security,  a synthetic  convertible  security is comprised of  two  distinct  securities  that  together  resemble  convertible  securities  in  certain  respects.  Synthetic convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call  options.  The  options  that will form  elements  of  synthetic  convertible  securities  will be listed on a securities  exchange or on the National  Association of Securities  Dealers Automated  Quotation  Systems.  The two
components of a synthetic  convertible  security,  which will be issued with respect to the same entity,  generally are  not  offered  as a unit,  and may be  purchased  and  sold by the  Portfolio  at  different  times.  Synthetic convertible securities differ from convertible  securities in certain respects,  including that each component of a synthetic  convertible  security  has a separate  market  value and responds  differently  to market  fluctuations.
Investing  in  synthetic  convertible  securities  involves the risk  normally  involved in holding the  securities comprising the synthetic convertible security.

         Additional  information about convertible  securities is included in the Trust's Prospectus under "Certain
Risk Factors and Investment Methods."

         Short Sales  "Against  the Box." As  discussed  in the Trust's  Prospectus,  the  Portfolio  may engage in short  sales  if,  at the time of the  short  sale,  the  Portfolio  owns or has the  right to  acquire  securities equivalent  in kind and  amount to the  securities  being  sold  short.  While the short  sale is  maintained,  the
Portfolio will segregate assets to  collateralize  its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional  margin amount  established by the Board of Governors of the Federal  Reserve.  There will be certain  additional  transaction  costs  associated with short sales,  but the
Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Derivative  Securities.  To the extent  permitted by its  investment  objectives  and  policies  discussed elsewhere  herein,  the  Portfolio  may  invest  in  securities  that  are  commonly  referred  to as  "derivative"
securities.  Certain  derivative  securities  are  more  accurately  described  as  "index/structured"  securities.
Index/structured  securities  are  derivative  securities  whose  value or  performance  is linked to other  equity securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other  financial  indicators
("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the  reference  index or the  instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a  permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or  decrease,  depending  upon changes in the  reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest  rate,  market index or other  financial  asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation limits may be imposed by the  exchange,  either of which may make it difficult or  impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The  Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment
Manager will report to the Trust's Board of Trustees as necessary.  For additional  information on derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures
contracts.   The  Portfolio  may  not,  however,  enter  into  a  futures  transaction  for  speculative  purposes.
Generally, futures transactions will be used to:

o        protect  against  a  decline  in  market  value of the  Portfolio's  securities  (taking  a short  futures position), or

o        protect  against the risk of an increase in market value for  securities in which the Portfolio  generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some  futures  and  options  strategies,  such as  selling  futures,  buying  puts and  writing  calls,  hedge  the
Portfolio's  investments against price  fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures  contracts may be a more  effective  means of hedging this  exposure.  While the Portfolio  will pay brokerage  commissions  in connection  with opening and closing out futures  positions,  these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The  Portfolio  may engage in futures  and  options  transactions  based on  securities  indices  that are consistent  with the  Portfolio's  investment  objectives.  Examples of indices  that may be used  include the Bond
Buyer Index of Municipal  Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio also may engage in futures and  options  transactions  based on  specific  securities,  such as U.S.  Treasury  bonds or notes.  Futures  contracts are traded on national futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the Portfolio  upon the  purchase  or sale of the future.  Initially,  the  Portfolio  will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage  of the  contract  amount.  This  amount is known as  initial margin.  The margin  deposit is intended to assure  completion  of the  contract  (delivery  or  acceptance  of the underlying  security)  if it is not  terminated  prior to the  specified  delivery  date.  Minimum  initial  margin requirements  are  established  by the futures  exchanges  and may be revised.  In addition,  brokers may establish margin  deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the  price of the  underlying  debt  securities  or  index  fluctuates,  making  the  future  more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are  described  in more detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment  Methods." The Sub-advisor  will seek to minimize these risks by limiting the contracts  entered into on behalf of the  Portfolio to those traded on national  futures  exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Portfolio obtains the right, but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The  Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is exercised,  the  Portfolio  completes  the sale of the  underlying  instrument at the strike  price.  Purchasing an option on a futures  contract does not require the Portfolio to make margin  payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio  may write (or sell) call  options  that obligate it to sell (or  deliver)  the  option's  underlying  instrument  upon  exercise  of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the Portfolio would give up some ability to  participate  in a price  increase on the  underlying  instrument.  If the  Portfolio  were to engage in options transactions,  it would own the futures  contract at the time a call were written and would keep the contract  open until the obligation to deliver it pursuant to the call expired.

         When-Issued  and Forward  Commitment  Agreements.  The  Portfolio  may  sometimes  purchase  new issues of securities on a when-issued or forward  commitment  basis in which the  transaction  price and yield are each fixed at the time the  commitment  is made,  but payment and  delivery  occur at a future date  (typically  15 to 45 days later).

         In purchasing  securities on a when-issued  or forward  commitment  basis,  the Portfolio  will  segregate until the  settlement  date cash or other liquid assets in an amount  sufficient to meet the purchase  price.  When the time comes to pay for the  when-issued  securities,  the Portfolio  will meet its  obligations  with  available cash,  through  the sale of  securities,  or,  although  it would not  normally  expect to do so,  by  selling  the when-issued  securities  themselves  (which may have a market value  greater or less than the  Portfolio's  payment obligation).  Additional  information  about  when-issued and forward  commitment  transactions is included in this
Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Companies  with Limited  Operating  History.  The Portfolio may invest in the securities of issuers with limiting  operating history.  The Sub-advisor  considers an issuer to have a limited operating history if that  issuer has a record of less than three  years of  continuous  operation.  The  Sub-advisor  will  consider periods of capital  formation,  incubation,  consolidation,  and research and development in determining  whether a particular issuer has a record of three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than investments  in  securities  of more mature  issuers.  By their  nature,  such issuers  present  limited  operating history  and  financial  information  upon which the  manager  may base its  investment  decision  on behalf of the
Portfolio.  In  addition,  financial  and  other  information  regarding  such  issuers,  when  available,  may  be incomplete or inaccurate.

         Other  Investment  Companies.  The Portfolio may invest in other mutual funds,  including those advised by the Sub-advisor,  provided that the investment is consistent with the fund's  investment  policies and restrictions and with the  limitations  of the 1940 Act.  Under the 1940 Act, the  Portfolio's  investment  in such  securities, subject to certain  exceptions,  currently  is limited to (a) 3% of the total  voting  stock of any one  investment company,  (b) 5% of the  Portfolio's  total  assets with respect to any one  investment  company and (c) 10% of the
Portfolio's  total assets in the  aggregate.  Such purchases will be made in the open market where no commission or profit  to a  sponsor  or  dealer  results  from the  purchase  other  than  the  customary  brokers'  commissions.
Additional  information about other investment  companies is included in the Trust's Prospectus under "Certain Risk
Factors and Investment Methods."

         Short-Term Securities.  In order to meet anticipated  redemptions,  to hold assets pending the purchase of additional  securities for the Portfolio,  or, in some cases, for temporary defensive  purposes,  the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Eurodollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures, or other debt instruments; and
o        Repurchase agreements.

         U.S.  Government  Securities.  The Portfolio may invest in U.S.  government  securities,  including bills, notes, and bonds issued by the U.S. Treasury and securities  issued or guaranteed by agencies or  instrumentalities of the U.S.  government.  Some U.S. government  securities are supported by the direct full faith and credit pledge of the U.S. government;  others are supported by the right of the issuer to borrow from the U.S. Treasury;  others, such as  securities  issued by the Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority  of the U.S.  government  to  purchase  the  agencies'  obligations;  and  others are  supported  only by assurance that the U.S.  government will provide  financial  support to an  instrumentality  it sponsors when it is not obligated by law to do so.

         Lending of  Securities.  The  Portfolio  may lend its  securities.  Additional  information  on securities lending and its risk is included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

AST Alliance Growth and Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek capital  growth and income  through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the  policy of the  Portfolio  to seek to balance  the  objectives  of  reasonable  opportunity  for capital growth and reasonable  current income through  investments  primarily in  dividend-paying  common stocks of good quality.  However,  it may invest whenever the economic  outlook is unfavorable  for common stock  investments in other types of securities,  such as bonds,  convertible  bonds,  preferred  stocks,  and  convertible  preferred stocks.

         Purchases  and  sales of  portfolio  securities  are made at such  times  and in such  amounts  as  deemed advisable in light of market,  economic and other  conditions,  irrespective  of the degree of portfolio  turnover.
The Portfolio engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options.  Subject to market  conditions,  the Portfolio may try to realize  income by writing covered call option  contracts  provided  that the option is listed on a domestic  securities  exchange and that no option will be written if, as a result,  more than 25% of the Portfolio's  assets are subject to call options.  The
Sub-advisor  believes  that the  premiums  the  Portfolio  will  receive  for  writing  options  can  increase  the
Portfolio's income without subjecting it to substantial risks.

         A security on which an option has been written will be held in escrow by the  Portfolio's  custodian until the option  expires,  is exercised,  or a closing  purchase  transaction  is made. The Portfolio will purchase call options  only to close out a position  in an option  written  by it.  When a  security  is sold from the  Portfolio against which a call option has been written,  the Portfolio  will effect a closing  purchase  transaction so as to close out any existing call option on that security.

         The premium  received by the Portfolio  upon writing a call option will increase the  Portfolio's  assets, and a corresponding  liability will be recorded and  subsequently  adjusted from day to day to the current value of the option  written.  For example,  if the current  value of the option  exceeds the premium  received,  the excess would be an unrealized  loss and,  conversely,  if the premium  exceeds the current value,  such excess would be an unrealized  gain.  The current value of the option will be the last sales price on the principal  exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Portfolio will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the  difference  between the stock index value at the  close of the last  trading  day of the  contract  and the  price at which  the  futures  contract  is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Portfolio's  existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index  futures  contracts can be purchased or sold with respect to the Standard & Poor's
500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York
Futures  Exchange  and the Value Line Stock  Index on the Kansas  City  Board of Trade.  The  Sub-advisor  does not believe that  differences in composition  of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in differences  in  correlation of the futures  contracts with movements in the value of the securities being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The  nature of  initial  margin in  futures  transactions  is  different  from that of margin in  security transactions  in that futures  contract  margin does not involve the  borrowing  of funds to finance  transactions.
Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Portfolio upon  termination of the futures  contract,  assuming all  contractual  obligations  have been satisfied.

         There are several  risks in  connection  with the use of stock index futures by the Portfolio as a hedging device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and  movements in the price of the  securities  which are the subject of the hedge.  The price of the stock index  futures  may move  more  than or less than the price of the  securities  being  hedged.  If the price of the stock index  futures  moves less than the price of the  securities  which are the  subject of the hedge,  the hedge will  not be fully  effective  but,  if the  price of the  securities  being  hedged  has  moved in an  unfavorable direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index  future.  If the price of the  future  moves  more than the price of the  stock,  the  Portfolio  will experience  either a loss or gain on the future  which will not be  completely  offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility  over such time period for the index,  or if  otherwise  deemed to be  appropriate  by the  Sub-advisor.
Conversely,  the Portfolio may buy or sell fewer stock index futures  contracts if the volatility over a particular time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures  are  purchased  to hedge  against a  possible  increase  in the price of stock  before the
Portfolio  is able to invest its cash (or cash  equivalents)  in stocks (or options) in an orderly  fashion,  it is possible that the market may decline  instead.  If the Portfolio  then  concludes not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For  additional  information  regarding  futures  contracts  and their risks,  see this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest  in  foreign  securities,  but  will  not  make any such investments  unless  such  securities  are  listed on a  national  securities  exchange.  The  purchase  of foreign securities  entails  certain  political and economic  risks,  and  accordingly,  the Portfolio has  restricted  its investments  in  securities  in this  category  to  issues of high  quality.  Evidences  of  ownership  of  foreign securities  may be held outside of the U.S.,  and the  Portfolio  may be subject to the risks  associated  with the holding of such property  overseas.  Additional  information  on foreign  securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Ratings.  The  ratings  of debt  securities  by S&P,  Moody's,  Duff & Phelps  and Fitch are a
generally  accepted  barometer  of  credit  risk.  They  are,  however,  subject  to  certain  limitations  from an investor's  standpoint.  The rating of an issuer is heavily weighted by past  developments and does not necessarily reflect  probable future  conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition,  there may be varying  degrees of difference in credit risk of securities  within each rating category.

         A detailed  description of the debt security  ratings  assigned by Moody's and S&P is included in Appendix
B to this Statement.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Alliance Growth and Income  Portfolio.  These  limitations are not "fundamental  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio may not:

         1.       Purchase the securities of any other  investment  company except in compliance with the 1940 Act;
and

         2.       Sell securities short.

AST MFS Growth with Income Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek to provide  reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate  Debt  Securities.  The  Portfolio  may  invest  in debt  securities,  such as  convertible  and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable  and  Floating  Rate  Obligations.  The  Portfolio  may  invest  in  floating  or  variable  rate securities.  Investments in variable or floating rate securities  normally will involve  industrial  development or revenue  bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate, such as rates on Treasury  Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The maturity of floating or variable rate obligations  (including  participation  interests therein) is deemed to be the longer of (i) the notice period required  before the  Portfolio  is entitled to receive  payment of the  obligation  upon demand or (ii) the period remaining  until the  obligation's  next interest  rate  adjustment.  If not redeemed by the Portfolio  through the demand  feature,  the obligations  mature on a specified date,  which may range up to thirty years from the date of issuance.

         Zero  Coupon  Bonds,  Deferred  Interest  Bonds and PIK Bonds.  The  Portfolio  may invest in zero  coupon bonds,  deferred bonds and bonds on which the interest is payable in kind ("PIK  bonds").  Zero coupon and deferred interest  bonds are debt  obligations,  which are issued at a significant  discount  from face value.  The discount approximates  the total  amount of interest the bonds will accrue and  compound  over the period until  maturity or the first  interest  payment date at a rate of interest  reflecting  the market rate of the security at the time of issuance.  While zero coupon bonds do not require the  periodic  payment of interest,  deferred  interest  bonds do provide  for a period of delay  before the  regular  payment of interest  begins.  PIK bonds are debt  obligations, which  provide that the issuer may, at its option,  pay interest on such bonds in cash or in the form of additional debt  obligations.  Such investments  benefit the issuer by mitigating its need for cash to meet debt service,  but also  require a higher  rate of return to attract  investors  who are willing to defer  receipt of such cash.  Such investments may experience  greater  volatility in market value than debt obligations,  which make regular payments of interest.  The Portfolio  will accrue income on such  investments  for tax and  accounting  purposes,  which are distributable  to  shareholders  and which,  because no cash is received  at the time of  accrual,  may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

         Equity Securities.  The Portfolio may invest in all types of equity  securities,  including the following:
common  stocks,  preferred  stocks and preference  stocks;  securities  such as bonds,  warrants or rights that are convertible  into  stocks;  and  depositary  receipts  for  those  securities.  These  securities  may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.  The Portfolio may invest in  dollar-denominated  and non-dollar  denominated foreign securities.  Investing in securities of foreign  issuers  generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may  invest  in  American  Depositary  Receipts  ("ADRs"),   Global
Depositary  Receipts ("GDRs") and other types of depositary  receipts.  ADRs are certificates by a U.S.  depository
(usually a bank) and  represent a specified  quantity of shares of an underlying  non-U.S.  stock on deposit with a custodian bank as  collateral.  GDRs and other types of depositary  receipts are typically  issued by foreign banks or trust companies and evidence  ownership of underlying  securities  issued by either a foreign or a U.S. company.
For the purposes of the  Portfolio's  policy to invest a certain  percentage  of its assets in foreign  securities, the  investments  of the  Portfolio  in ADRs,  GDRs and  other  types  of  depositary  receipts  are  deemed  to be investments in the underlying securities.

         ADRs may be sponsored or  unsponsored.  A sponsored  ADR is issued by a depositary  which has an exclusive relationship  with the issuer of the underlying  security.  An unsponsored  ADR may be issued by any number of U.S.
depositories.  Under  the  terms of most  sponsored  arrangements,  depositories  agree to  distribute  notices  of shareholder  meetings and voting instructions,  and to provide shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an  unsponsored  ADR, on the other hand,  is under no obligation to  distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.
The  Portfolio  may  invest in either  type of ADR.  Although  the U.S.  investor  holds a  substitute  receipt  of ownership  rather  than direct  stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce  costs and  delays  as well as  potential  currency  exchange  and other  difficulties.  The  Portfolio  may purchase  securities in local markets and direct  delivery of these shares to the local  depositary of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Portfolio's custodian  in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using  existing  ADRs.  A foreign  issuer of the security  underlying an ADR is generally not subject to the same reporting  requirements  in the United  States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging   Markets.   The  Portfolio  may  invest  in   securities  of   government,   government-related,
supranational  and corporate  issuers located in emerging  markets.  Such investments  entail  significant risks as described below.

         Company  Debt.  Governments  of many emerging  market  countries  have  exercised and continue to exercise substantial  influence over many aspects of the private sector through the ownership or control of many  companies, including  some of the largest in any given  country.  As a result,  government  actions in the future could have a significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely affect companies in the  private  sector,  general  market  conditions  and  prices and  yields of  certain  of the  securities  in the
Portfolio's  portfolio.  Expropriation,  confiscatory  taxation,  nationalization,  political,  economic  or social instability or other similar  developments  have occurred  frequently over the history of certain  emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries  may have managed  currencies,  which are not free floating  against the U.S. dollar.  In addition,  there is risk that certain emerging market countries may restrict the free conversion of their currencies into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have experienced a steep devaluation  relative to the
U.S.  dollar.  Any devaluations in the currencies in which a Portfolio's  portfolio  securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many  emerging  markets have  experienced  substantial,  and in some periods  extremely  high, rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation rates have had and may continue to have adverse  effects on the  economies and  securities  markets of certain  emerging  market  countries.  In an attempt  to  control  inflation,  wage and  price  controls  have  been  imposed  in  certain  countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market  countries are substantially  smaller, less developed,  less liquid and more volatile than the major securities markets in the
U.S.  Disclosure and regulatory  standards are in many respects less stringent than U.S.  standards.  Furthermore , there is a lower level of  monitoring  and  regulation  of the  markets and the  activities  of  investors  in such markets.

         The limited size of many emerging market  securities  markets and limited trading volume in the securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for  reasons  apart from  factors  that  affect the  soundness  and  competitiveness  of the  securities issuers.  For example,  limited  market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices  for the  Portfolio's securities in such markets may not be readily  available.  The  Portfolio may suspend  redemption of its shares for any  period  during  which an  emergency  exists,  as  determined  by the SEC.  If market  prices  are not  readily available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value  determined in good faith by or under the direction of the Board of Trustees.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding tax on the source or other taxes imposed by the emerging market  countries in which the Portfolio makes its  investments.  The
Portfolio's  net asset value may also be affected by changes in the rates or methods of taxation  applicable to the
Portfolio  or to entities in which the  Portfolio  has  invested.  The  Sub-advisor  will  consider the cost of any taxes in  determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio  may enter  into  contracts  for the  purchase  or sale of a  specific currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging purposes (e.g., to protect its current or intended  investments  from  fluctuations in currency  exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be  required  to  deliver  or  accept  delivery  of the  underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into  offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting  transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes, which  presents  greater  profit  potential  but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign currency  through a Forward  Contract if, in the judgement of the  Sub-advisor,  the value of such  currency  is  expected  to rise  relative  to the U.S.  dollar.  Conversely,  the  Portfolio  may sell the currency  through a Forward  Contract  if the  Sub-advisor  believes  that its value will  decline  relative to the dollar.

         For an additional  discussion of Forward  Contracts see this  Statement and the Trust's  Prospectus  under
"certain Risk Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate  related instruments,  indices of foreign currencies or  commodities.  The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income securities  or indices of such  securities  including  municipal  bond indices and any other  indices of foreign or domestic fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller  equally  obligated to complete the  transaction.  Futures  Contracts  call for  settlement  only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or sales of stock  index  futures  contracts  are used to attempt to  protect  the  Portfolio's current or intended stock  investments  from broad  fluctuations  in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's  securities  portfolio that might otherwise result. If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities market and anticipates a significant  market advance,  it may purchase  stock  index  futures  in order to gain rapid  market  exposure  that may,  in part or  entirely,  offset increases in the cost of  securities  that the  Portfolio  intends to purchase.  As such  purchases  are made,  the corresponding  positions in stock index futures  contracts  will be closed out. In a substantial  majority of these transactions,  the Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from  fluctuations in currency  exchange rates.  Such  fluctuations could reduce the dollar value of portfolio  securities  denominated in foreign  currencies,  or increase the dollar cost of  foreign-denominated  securities,  or increase  the dollar  cost of  foreign-denominated  securities  to be acquired,  even if the value of such securities in the currencies in which they are denominated  remains  constant.
The  Portfolio  may sell  futures  contracts  on a  foreign  currency,  for  example,  where  it  holds  securities denominated  in such currency and it  anticipates  a decline in the value of such currency  relative to the dollar.
In the event such decline occurs, the resulting adverse effect on the value of  foreign-denominated  securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against  a rise in the  dollar  cost  of  foreign-denominated securities to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part,  the increased  cost of such  securities  resulting from the rise in the dollar value of the underlying currencies.  Where the Portfolio purchases futures contracts under such circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For  further  information  on Futures  Contracts,  see this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies, including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign currencies,  or
Forward  Contracts,  will be  utilized.  For  example,  where a rise in the  dollar  value of a  currency  in which securities to be acquired are  denominated  is  projected,  thereby  increasing  the cost of such  securities,  the
Portfolio may purchase call options thereon.  The purchase of such options could offset,  at least  partially,  the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of  securities to be acquired,  the  Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency  options  written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those
Futures  Contracts  in  which  it may  invest  as  described  above  under  "Futures  Contracts."  Such  investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures Contract,  and, like Futures  Contracts,  are subject to the regulation  by the CFTC and the  performance  guarantee of the  exchange  clearinghouse.  In  addition,  Options on
Futures  Contracts  may be traded on foreign  exchanges.  The  Portfolio  may cover the writing of call  Options on
Futures  Contracts  (a)  through  purchases  of the  underlying  Futures  Contract,  (b) through  ownership  of the instrument,  or instruments included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures  Contract and in the same principal  amount as the call written where the exercise price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
The  Portfolio  may cover the  writing of put Options on Futures  Contracts  (a)  through  sales of the  underlying
Futures  Contract,  (b) through the ownership of liquid and unencumbered  assets equal to the value of the security or index underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures Contract and in the same  principal  amount as the put written where the exercise  price of the put held (i) is equal to or greater than the  exercise  price of the put  written  or where  the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the  exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call  Option on a Futures  Contract  written by the  Portfolio,  the  Portfolio  will be  required to sell the underlying  Futures  Contract  which,  if the  Portfolio  has covered its  obligation  through the purchase of such
Contract,  will serve to  liquidate  its  futures  position.  Similarly,  where a put Option on a Futures  Contract written by the Portfolio is exercised,  the Portfolio will be required to purchase the underlying  Futures Contract which,  if the Portfolio has covered its obligation  through the sale of such Contract,  will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the Portfolio's  losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call  options,  and purchase put and call options, on securities.

         A call option  written by the Portfolio is "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for  additional  cash  consideration  if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the  Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the  exercise  price of the call written or
(b) is greater than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the difference.  If the portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or else holds a put on the same  security  and in the same  principal amount as the put written where the exercise  price of the put held is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held is less than the exercise  price of the put written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options  written by the  Portfolio  may also be covered in such  other  manner as may be in  accordance  with the  requirements  of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration date or both, or in the case of a written  put option will permit the  Portfolio  to write  another put option to the extent that the Portfolio owns liquid and unencumbered  assets.  Such transactions  permit the Portfolio to generate additional premium  income,  which will  partially  offset  declines in the value of portfolio  securities or increases in the cost of  securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any  securities  subject to the option to be used for other  investments of the Portfolio, provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its  portfolio  on which it has  written a call  option,  it will  effect a closing  transaction  in connection with the option prior to or concurrent with the sale of the security.

         The  Portfolio may write options in connection  with  buy-and-write  transactions;  that is, the Portfolio may  purchase a security  and then write a call  option  against  that  security.  The  exercise  price of the call option  the  Portfolio  determines  to write  will  depend  upon the  expected  price  movement  of the  underlying security.  The exercise price of a call option may be below  ("in-the-money"),  equal to  ("at-the-money") or above
("out-of-the-money")   the  current  value  of  the  underlying  security  at  the  time  the  option  is  written.
Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the
underlying  security  will  decline  moderately  during  the  option  period.   Buy-and-write   transactions  using
out-of-the-money  call  options may be used when it is expected  that the premiums  received  from writing the call option plus the  appreciation  in the market  price of the  underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the underlying  security  alone.  If the call options are exercised in such  transactions,  the  Portfolio's  maximum  gain will be the premium  received by it for writing the option, adjusted  upwards or downwards by the  difference  between the  Portfolio's  purchase price of the security and the exercise price,  less related  transaction  costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the underlying  security rises or otherwise is above the exercise price,  the put option will expire  worthless and the Portfolio's  gain will be limited to the premium  received,  less related transaction  costs.  If the market  price of the  underlying  security  declines or otherwise is below the exercise price,  the  Portfolio  may elect to close the position or retain the option until it is  exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise  price;  the  Portfolio's  return will be the premium  received  from the put option  minus the amount by which the market  price of the  security is below the exercise  price,  which could  result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the  Portfolio  in the same market  environments  that call  options are used in  equivalent buy-and-write transactions.

         The  Portfolio  may also  write  combinations  of put and call  options  on the  same  security,  known as
"straddles"  with the same exercise price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation  to sell  and  purchase  the  same  security  in the  event  that  one of the  options  is exercised.  If the price of the security  subsequently  rises  sufficiently  above the exercise  price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part, by the premiums  received on the writing of the two options.  Conversely,  if the price of the security declines by a  sufficient  amount,  the put will likely be  exercised.  The  writing of  straddles  will  likely be  effective, therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances  where  one of the  options  is  exercised,  the loss on the  purchase  or sale of the  underlying security may exceed the amount of the premiums received.

         The  writing of  options  on  securities  will not be  undertaken  by the  Portfolio  solely  for  hedging purposes,  and could  involve  certain risks which are not present in the case of hedging  transactions.  Moreover, even where options are written for hedging  purposes,  such  transactions  constitute  only a partial hedge against declines in the value of portfolio  securities or against  increases in the value of securities to be acquired,  up to the amount of the premium.  The  Portfolio  may also  purchase  options for hedging  purposes or to increase its return.

         The  Portfolio  may also  purchase  call options to hedge  against an increase in the price of  securities that the Portfolio  anticipates  purchasing in the future.  If such  increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put  options on stock  indices.  The  Portfolio  may cover  written  call  options  on stock  indices by owning securities  whose price  changes,  in the opinion of the  Sub-advisor,  are  expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash  consideration if the Portfolio owns liquid and unencumbered  assets equal to the  amount  of cash  consideration)  upon  conversion  or  exchange  of other  securities  in its  portfolio.  The
Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written  where the  exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the Portfolio own  liquid  and  unencumbered  assets  equal to the  difference.  If the  Portfolio  writes  put  options on stock indices,  it must segregate liquid and unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock  indices may be used by the  Portfolio to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the Portfolio holds  uninvested  cash or short-term debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio  will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The purchase of call  options on stock  indices when the  Portfolio  is  substantially  fully invested is a form of leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility  similar to those  involved in purchasing  calls on  securities  the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's
500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular  industry groups,  such as those of oil and gas or  technology  companies.  A stock  index  assigns  relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The  composition  of the index is changed periodically.

         For an additional  discussion of options,  see this  Statement  under "Certain Risk Factors and Investment
Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments with the Portfolio's  Portfolio.  The use of derivatives for
"cross  hedging"  purposes  (such as a  transaction  in a Forward  Contract on one currency to hedge  exposure to a different  currency) may involve greater  correlation  risks.  Consequently,  the Portfolio bears the risk that the price of the  portfolio  securities  being hedged will not move in the same amount or  direction as the  underlying index or obligation.

         It should be noted  that  stock  index  futures  contracts  or  options  based  upon a  narrower  index of securities,  such as those of a particular  industry group,  may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower  index is more  susceptible  to rapid and extreme fluctuations  as a result  of  changes  in the  value of a small  number  of  securities.  Nevertheless,  where the
Portfolio  enters  into  transactions  in options  or  futures on  narrowly-based  indices  for  hedging  purposes, movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the
Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of  derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation between  movements  in the  price of the  derivative  and the  price of the  underlying  index or  obligation.  The anticipated  spread  between the prices may be distorted due to the difference in the nature of the markets such as differences  in margin  requirements,  the liquidity of such markets and the  participation  of  speculators in the derivatives  markets. In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The  trading of  Options  on Futures  Contracts  also  entails  the risk that  changes in the value of the underlying  Futures  Contracts  will not be fully  reflected  in the  value of the  option.  The risk of  imperfect correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on  currencies  and
Options on Futures  Contracts,  the Portfolio is subject to the risk of market movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security,  index or futures contract,  the Portfolio also incurs the risk that  changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call  option  written on a stock  index  through  segregation  of  securities,  such  securities  may not match the composition  of the  index,  and the  Portfolio  may not be fully  covered.  As a result,  the  Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions  in derivatives for non-hedging purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses  which may not be offset by  increases  in the value of  portfolio  securities  or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully  protect it against  risk of loss and, in any event,  the  Portfolio  could  suffer  losses on the option position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into futures,
Forward  Contracts for  non-hedging  purposes.  For example,  the Portfolio may enter into such a transaction as an alternative  to  purchasing  or selling the  underlying  instrument  or to obtain  desired  exposure to an index or market.  In such  instances,  the Portfolio  will be exposed to the same economic  risks  incurred in purchasing or selling the underlying  instrument or  instruments.  However,  transactions  in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering into transactions in derivatives for other than hedging purposes,  therefore,  could expose the Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the Portfolio  incurs the risk that the price of the  underlying  security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums  received.  Such  transactions,  therefore,  create an  opportunity  for  increased  return by  providing  the  Portfolio  with two  simultaneous  premiums on the same security,  but involve  additional risk, since the Portfolio may have an option exercised  against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise or  expiration,  a futures or option  position can only be  terminated by entering into a closing  purchase or sale  transaction.  In that event, it may not be  possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be required to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such  circumstances,  if the Portfolio has insufficient  cash available to meet margin requirements,  it will be  necessary  to  liquidate  portfolio  securities  or other  assets  at a time  when it is disadvantageous  to do so. The  inability  to close out  options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures  Contracts and options is also subject to the risk of trading  halts,  suspensions, exchange  or  clearinghouse  equipment  failures,  government  intervention,  insolvency  of a  brokerage  firm  or clearinghouse  or other  disruptions  of  normal  trading  activity,  which  could at times  make it  difficult  or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in exchange-traded  futures  or  options,  it is  exposed  to the risk of the  potential  bankruptcy  of the  relevant exchange  clearinghouse  or the broker  through which the Portfolio  has effected the  transaction.  In that event, the  Portfolio  might not be able to recover  amounts  deposited  as margin,  or amounts  owed to the  Portfolio in connection with its  transactions,  for an indefinite  period of time, and could sustain losses of a portion or all of such amounts.  Moreover,  the performance guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses,  notwithstanding such guarantee,  in the event of the bankruptcy of its broker.

         Trading  and  Position  Limits.  The  exchanges  on which  futures  and  options  are  traded  may  impose limitations  governing  the  maximum  number of  positions  on the same side of the market and  involving  the same underlying  instrument  which may be held by a single  investor,  whether  acting  alone or in concert  with others
(regardless  of whether such  contracts  are held on the same or  different  exchanges or held or written in one or more  accounts  or  through  one or more  brokers.)  Further,  the  CFTC  and the  various  contract  markets  have established  limits  referred to as  "speculative  position  limits" on the maximum net long or net short  position which any person may hold or  control  in a  particular  futures  or option  contract.  An  exchange  may order the liquidation  of  positions  found  to be in  violation  of  these  limits  and it may  impose  other  sanctions  or restrictions.  The  Sub-advisor  does not  believe  that these  trading and  position  limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the  Portfolio  assumes  when it  purchases an
Option on a Futures  Contract is the premium  paid for the option,  plus  related  transaction  costs.  In order to profit  from an option  purchased,  however,  it may be  necessary  to  exercise  the option and to  liquidate  the underlying  Futures  Contract,  subject  to the  risks of the  availability  of a liquid  offset  market  described herein.  The  writer of an Option on a Futures  Contract  is  subject to the risks of  commodity  futures  trading, including the requirement of initial and variation margin  payments,  as well as the additional risk that movements in the price of the option  may not  correlate  with  movements  in the price of the  underlying  security,  index, currency or Futures Contract.

         Risks of Transactions in Foreign  Currencies and  Over-the-Counter  Derivatives and Other Transactions Not
Conducted  on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options  on  foreign  currencies  and  transactions  executed  on  foreign  exchanges,  are  subject  to all of the correlation,  liquidity and other risks outlined  above. In addition,  however,  such  transactions  are subject to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying  such  contracts, which could  restrict or eliminate  trading and could have a substantial  adverse  effect on the value of positions held by the  Portfolio.  Further,  the value of such  positions  could be  adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no  systematic  reporting of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available information  on which  trading  systems  will be based may not be as complete as the  comparable  data on which the
Portfolio makes  investment and trading  decisions in connection  with other  transactions.  Moreover,  because the foreign  currency  market  is a global,  24-hour  market,  events  could  occur in that  market  which  will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign  currency  options  generally must occur within the country  issuing the underlying  currency,  which in turn requires  traders to accept or make delivery of such  currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter  options on securities,  swaps and other over-the-counter derivatives  are not traded on contract  markets  regulated by the CFTC or (with the  exception of certain  foreign currency options) the SEC. To the contrary,  such instruments are traded through financial  institutions  acting as market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock  Exchange and the Chicago  Board Options  Exchange,  subject to SEC  regulation.  In an over-the-counter  trading  environment,  many of the  protections  afforded  to exchange  participants  will not be available.  For  example,  there  are no daily  price  fluctuation  limits,  and  adverse  market  movements  could therefore  continue to an unlimited  extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire amount could be lost.  Moreover, the option writer and a trader of Forward  Contracts  could lose amounts  substantially  in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position unless the institution acts as broker and is able to find  another  counterparty  willing  to enter  into the  transaction  with  the  Portfolio.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the  guarantee of an exchange  clearinghouse, and the  Portfolio  will  therefore  be subject  to the risk of default  by, or the  bankruptcy  of, the  financial institution  serving as its  counterparty.  One or more of such  institutions  also may decide to discontinue their role as market-makers in a particular  currency or security,  thereby  restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on  securities,  options on stock indices,  Futures  Contracts,  Options on Futures  Contracts and
options on foreign  currencies may be traded on exchanges located in foreign  countries.  Such transactions may not be conducted in the same manner as those entered into on U.S.  exchanges,  and may be subject to different  margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the
SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered  into on a national  securities  exchange  are  cleared  and  guaranteed  by the Options
Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding adverse  market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible intervention by  governmental  authorities  and the effects of other  political and economic  events.  In addition, exchange-traded  options  on  foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines  that foreign  governmental  restrictions  or taxes would  prevent the orderly  settlement of foreign currency  option  exercises,  or would result in undue burdens on the OCC or its clearing  member,  impose  special procedures on exercise and  settlement,  such as technical  changes in the  mechanics of delivery of currency,  the fixing of dollar settlement prices or prohibitions on exercise.

         Short Sales  Against The Box.  The  Portfolio  may make short sales  "against  the box." If the  Portfolio enters into a short sales  against the box, it is required to segregate  securities  equivalent  in kind and amount to the securities sold short (or securities  convertible or exchangeable  into such  securities) and is required to hold such securities while the short sale is outstanding.  The Portfolio will incur  transaction  costs,  including interest,  in  connection  with  opening,  maintaining,  and  closing  short  sales  against  the box.  For further information  about  this  practice,  please  refer to the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term
U.S. Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During  periods  of  unusual  market  conditions  when  the  Sub-advisor believes  that  investing  for  temporary  defensive  purposes  is  appropriate,  or in order  to meet  anticipated redemption  requests,  a large  portion or all of the assets of the  Portfolio  may be invested in cash  (including
foreign  currency)  or  cash  equivalents,   including,  but  not  limited  to,  obligations  of  banks  (including certificates  of deposit,  bankers  acceptances,  time  deposits  and  repurchase  agreements),  commercial  paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike  price of warrants  typically is much lower than the current market price of the  underlying  securities,  yet they are subject to similar price  fluctuations, in absolute terms. As a result,  warrants may be more volatile  investments than the underlying  securities and may offer  greater  potential  for capital  appreciation  as well as capital  loss.  Additional  information  regarding warrants is included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk factors and  Investment
Methods."

         "When-Issued"   Securities.   The  Portfolio  may  purchase   securities  on  a  "when-issued,"   "forward
commitment," or "delayed  delivery  basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment Methods."

AST INVESCO Equity Income Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         The  Portfolio  will pursue its  objective  by  investing  its assets in  securities  that are expected to produce high levels of income and consistent, stable returns.

         In pursuing its investment  objective,  the Portfolio normally invests at least 65% of its total assets in dividend  paying  common and  preferred  stocks.  Up to 30% of the  Portfolio's  assets may be  invested  in equity securities  that do not pay  regular  dividends.  The  remaining  assets  are  invested  in other  income-producing securities,  such  as  corporate  bonds.  Sometimes  warrants  are  acquired  when  offered  with  income-producing securities,  but the warrants are disposed of at the first favorable  opportunity.  Acquiring  warrants  involves a risk that the  Portfolio  will lose the premium it pays to acquire  warrants if the  Portfolio  does not exercise a warrant  before it expires.  The major portion of the  investment  portfolio  normally  consists of common  stocks, convertible bonds and debentures,  and preferred stocks;  however,  there may also be substantial  holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt  Securities.  The debt securities in which the Portfolio  invests are generally  subject to two kinds of risk,  credit  risk and  market  risk.  The  ratings  given a debt  security  by Moody's  and  Standard & Poor's
("S&P")  provide a generally  useful  guide as to such credit risk.  The lower the rating given a debt  security by such rating  service,  the greater the credit risk such  rating  service  perceives  to exist with  respect to such security.  Increasing  the amount of  Portfolio  assets  invested in unrated or lower grade (Ba or less by Moody's,
BB or less by S&P) debt  securities,  while  intended  to  increase  the yield  produced  by the  Portfolio's  debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated  debt  securities and non-rated  securities of comparable  quality tend to be subject to wider
fluctuations  in  yields  and  market  values  than  higher  rated  debt   securities  and  may  have   speculative
characteristics.  Although the  Portfolio  may invest in debt  securities  assigned  lower grade  ratings by S&P or
Moody's,  the Portfolio's  investments  have generally been limited to debt securities  rated B or higher by either
S&P or  Moody's.  Debt  securities  rated  lower  than B by either S&P or Moody's  may be highly  speculative.  The
Sub-advisor  intends  to limit  such  portfolio  investments  to debt  securities  which  are not  believed  by the
Sub-advisor  to be highly  speculative  and which are rated at least CCC or Caa,  respectively,  by S&P or Moody's.
In addition,  a significant  economic  downturn or major  increase in interest  rates may well result in issuers of lower-rated debt securities  experiencing  increased financial stress which would adversely affect their ability to service their  principal and interest  obligations,  to meet projected  business  goals,  and to obtain  additional financing.  While the Sub-advisor  attempts to limit purchases of lower-rated debt securities to securities  having an  established  retail  secondary  market,  the market for such  securities may not be as liquid as the market for higher rated debt  securities.  For an additional  discussion of certain risks  involved in  lower-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  The Portfolio  may lend its  securities  to qualified  brokers,  dealers, banks,  or other financial  institutions.  While voting rights may pass with the loaned  securities,  if a material event (e.g.,  proposed  merger,  sale of assets,  or  liquidation) is to occur affecting an investment on loan, the loan must be called and the  securities  voted.  Loans of  securities  made by the  Portfolio  will comply with all other applicable regulatory  requirements,  including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the SEC thereunder.

AST AIM Balanced Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to provide a  well-diversified  portfolio of stocks that will produce both capital growth and current income.

Investment Policies:

         The Portfolio,  investing in both equity and debt securities,  acquires securities in the over-the-counter market and on national  securities  exchanges,  and acquires  bonds in new  offerings  or in principal  trades with broker-dealers.  Ordinarily,  the  Portfolio  does not  purchase  securities  with the  intention  of  engaging  in short-term  trading.  However,  any particular  security will be sold, and the proceeds  reinvested,  whenever such action is deemed  prudent from the viewpoint of the  Portfolio's  investment  objective,  regardless of the holding period of that security.

         Short-Term Investments.  A portion of each Portfolio's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in  portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes.  Such investments generally will have maturities of 60 days or less and normally are held to maturity.  The underlying securities that are subject to a repurchase agreement will be "marked-to-market" on a daily basis so that the value of the securities in relation to the amount of the repurchase agreement may be determined.

         U.S.  Government  securities  may take the form of  participation  interests  in, and may be evidenced by, deposit or safekeeping  receipts.  Participation  interests are pro rata interests in U.S.  Government  securities.
The Portfolio may acquire  participation  interests in pools of mortgages sold by the Government  National Mortgage
Association  ("GNMA"),  the  Federal  National  Mortgage  Association  ("FNMA")  and the  Federal  Home Loan Banks.
Instruments  evidencing  deposit or  safekeeping  are  documentary  receipts for such original  securities  held in custody by others.

         U.S.   Government   securities,   including   those   that  are   guaranteed   by  federal   agencies   or
instrumentalities,  may or may not be backed by the "full faith and credit" of the United States.  Some  securities issued by federal agencies or  instrumentalities  are only supported by the credit of the agency or instrumentality
(such as the Federal Home Loan Banks) while others have an additional  line of credit with the U.S.  Treasury (such as FNMA).  In the case of securities  not backed by the full faith and credit of the United  States,  the Portfolio must look  principally to the agency issuing or guaranteeing  the obligation for ultimate  repayment and may not be able to assert a claim against the United States  itself in the event the agency or  instrumentality  does not meet its commitments.

         Debt  Securities.  Most debt securities  purchased by the Portfolio will be rated Baa or better by Moody's
Investors  Service,  Inc.  ("Moody's")  or BBB or better by  Standard  & Poor's  Ratings  Services  ("S&P")  or, if
unrated,  deemed to be of  comparable  quality by the  Sub-advisor,  although the Portfolio may invest to a limited extent in  lower-rated  securities.  The fixed income  securities in which the  Portfolio  invests may include U.S.
Government obligations,  mortgage-backed  securities,  asset-backed  securities,  bank obligations,  corporate debt obligations  and unrated  obligations,  including  those of foreign  issuers.  The Portfolio may, in pursuit of its objective,  invest up to 10% of its total assets in debt  securities  rated lower than Baa by Moody's or BBB by S&P
(or a comparable rating of any other nationally  recognized  statistical rating organizations  "NRSROs") or unrated securities  determined by the Sub-advisor to be of comparable  quality ("junk bonds").  Junk bonds have speculative characteristics  that are  likely to  increase  in  number  and  significance  with each  successive  lower  rating category.  Additional  information  about lower-rated debt securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment  Trusts  ("REITs").  To the extent  consistent  with its investment  objective and policies,  the Portfolio may invest up to 25% of its total assets and in equity  and/or debt  securities  issued by
REITs.

         REITs are trusts that sell equity or debt  securities  to investors and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on particular types of projects,  such as apartment  complexes,  or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs,  it could  conceivably  own real estate  directly as a result of a default  on the  securities  it owns.  The  Portfolio,  therefore,  may be  subject  to  certain  risks associated  with the direct  ownership of real estate,  including  difficulties in valuing and trading real estate, declines in the value of real estate,  environmental  liability risks,  risks related to general and local economic conditions,  adverse  change in the climate for real estate,  increases in property  taxes and operating  expenses, changes in zoning laws,  casualty or condemnation  losses,  limitations on rents,  changes in neighborhood  values, the appeal of properties to tenants, and increases in interest rates.

         In  addition to the risks  described  above,  equity  REITs may be affected by any changes in the value of the  underlying  property  owned by the trusts,  while  mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon  management  skill,  and are generally not  diversified and therefore  are  subject to the risk of  financing  single or a limited  number of  projects.  Such  trusts are also subject to heavy cash flow dependency, defaults by borrowers,  self-liquidation,  and the possibility that the REIT will fail to maintain  its  exemption  from the 1940 Act.  Changes in  interest  rates may also affect the value of debt  securities  of REITs held by the  Portfolio.  By  investing  in REITs  indirectly  through the  Portfolio,  a shareholder  will  bear  not  only  his/her  proportionate  share  of the  expenses  of the  Portfolio,  but  also, indirectly, similar expenses of the REITs.

         Lending  Portfolio  Securities.  Consistent with  applicable  regulatory  requirements,  the Portfolio may lend its  portfolio  securities.  The  Portfolio  would  continue  to receive the income on loaned  securities  and would,  at the same time,  earn interest on the loan  collateral or on the investment of the loan  collateral if it were cash.  Lending  securities  entails a risk of loss to the Portfolio if and to the extent that the market value of the  securities  loaned were to increase  and the lender did not  increase  the  collateral  accordingly.  Other risks and limitations of lending  portfolio  securities are discussed in this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As  described  in the Trust's  Prospectus,  the  Portfolio  may make short sales  against  the box.  In no event may the  Portfolio  deposit  or pledge  more than 10% of its total  assets as collateral  for short sales at any one time. To secure its  obligation to deliver the  securities  sold short,  the
Portfolio will deposit in escrow in a separate  account with its custodian an equal amount of the  securities  sold short or securities  convertible  into or exchangeable  for such  securities.  Since the Portfolio  ordinarily will want to continue to receive  interest and dividend  payments on securities in its  portfolio  that are  convertible into the securities  sold short,  the Portfolio  will normally  close out a short  position  covered by convertible securities by purchasing  and delivering an equal amount of the  securities  sold short,  rather than by delivering securities that it already holds.

         The  Portfolio  will make a short  sale,  as a hedge,  when it believes  that the price of a security  may decline,  causing a decline in the value of a security  owned by the  Portfolio or a security  convertible  into or exchangeable  for such  security.  In such case,  any future  losses in the  Portfolio's  long  position  should be reduced by a gain in the short  position.  Conversely,  any gain in the long  position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are  reduced  will  depend upon the amount of the security sold short relative to the amount the Portfolio  owns,  either  directly or  indirectly,  and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium. In determining the number of shares to be sold short against a Portfolio's position in a convertible  security,  the anticipated  fluctuation in the conversion  premium is considered.  The Portfolio may also make short sales to generate  additional income from the investment of the cash proceeds of short sales.

         Options,  Futures and Currency  Strategies.  The Portfolio may use forward  contracts,  futures contracts, options on securities,  options on indices,  options on currencies,  and options on futures contracts to attempt to hedge  against the  overall  level of  investment  and  currency  risk  normally  associated  with the  Portfolio's investments.  These  instruments  are often  referred  to as  "derivatives,"  which  may be  defined  as  financial instruments  whose  performance  is derived,  at least in part,  from the  performance  of another asset (such as a security, currency or an index of securities).

         General Risks of Options,  Futures and Currency Strategies.  The use by the Portfolio of options,  futures contracts and forward currency  contracts involves special  considerations  and risks. For example,  there might be imperfect  correlation,  or even no correlation,  between the price  movements of an instrument  (such as an option contract) and the price movements of the investments  being hedged. In these  circumstances,  if a "protective put"
is used to hedge a  potential  decline in a security  and the  security  does  decline in price,  the put  option's increased value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the  investments  being hedged,  such as changing  interest  rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         The  Portfolio  will not enter into a hedging  transaction  if the  Sub-advisor  believes that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on these  instruments  is included in this  Statement and the Trust's  Prospectus under  "Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining  to  particular  strategies  are described in the sections that follow.

         Cover.  Transactions  using  forward  contracts,   futures  contracts  and  options  (other  than  options
purchased by a Portfolio)  expose the  Portfolio to an  obligation  to another  party.  A Portfolio  will not enter into  any  such  transactions  unless  it  owns  either  (1) an  offsetting  ("covered")  position  in  securities, currencies,  or other  options,  forward  contracts  or  futures  contracts  or (2)  cash  and/or  short-term  debt securities with a value  sufficient at all times to cover its potential  obligations not covered as provided in (1)
above.  The  Portfolio  will  comply  with SEC  guidelines  regarding  cover  for  these  instruments  and,  if the guidelines  so  require,  set aside cash or liquid  securities.  To the  extent  that a futures  contract,  forward contract or option is deemed to be illiquid,  the assets used to "cover" the  Portfolio's  obligation  will also be treated as illiquid in determining the Portfolio's maximum allowable investment in illiquid securities.

         Assets used as cover  cannot be sold while the position in the  corresponding  forward  contract,  futures contract  or option is open,  unless they are  replaced  with other  appropriate  assets.  If a large  portion of a
Portfolio's  assets  is used for  cover or  otherwise  set  aside,  it could  affect  portfolio  management  or the
Portfolio's ability to meet redemption requests or other current obligations.

         Writing Call  Options.  The  Portfolio  may write  (sell)  covered  call  options on  securities,  futures contracts,  forward  contracts,  indices and currencies.  Writing call options can serve as a limited hedge because declines in the value of the hedged  investment  would be offset to the extent of the premium  received for writing the option.

                  Writing  Put  Options.  The  Portfolio  may write  (sell)  put  options  on  securities,  futures contracts,  forward  contracts,  indices  and  currencies.  The  Portfolio  would write a put option at an exercise price that,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or currency.  The risk in such a transaction  would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio  may  purchase  put  options  on   securities,   futures
contracts,  forward  contracts,  indices and  currencies.  The Portfolio  may enter into closing sale  transactions with respect to such options, exercise such option or permit such option to expire.

         The  Portfolio may also purchase put options on  underlying  securities,  contracts or currencies  against which it has  written  other  put  options.  For  example,  where the  Portfolio  has  written  a put  option on an underlying  security,  rather than  entering a closing  transaction  of the written  option,  it may purchase a put option  with a  different  strike  price  and/or  expiration  date  that  would  eliminate  some or all of the risk associated  with the  written  put.  Used in  combinations,  these  strategies  are  commonly  referred  to as "put spreads."  Likewise,  the  Portfolio  may write call options on  underlying  securities,  contracts  or  currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call  Options.  The  Portfolio  may  purchase  covered  call  options on  securities, futures  contracts,  forward  contracts,  indices  and  currencies.  The  Portfolio  may enter  into  closing  sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase  call options on underlying  securities,  contracts or currencies  against which it has  written  other call  options.  For  example,  where the  Portfolio  has  written a call  option on an underlying  security,  rather than entering a closing  transaction  of the written  option,  it may purchase a call option  with a  different  strike  price  and/or  expiration  date  that  would  eliminate  some or all of the risk associated  with the written  call.  Used in  combinations,  these  strategies  are  commonly  referred to as "call spreads."

         Options  may be  either  listed on an  exchange  or traded in  over-the-counter  ("OTC")  markets.  Listed options are third-party  contracts (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation)  and have  standardized  strike prices and expiration  dates. OTC options are two-party  contracts with  negotiated  strike prices and expiration  dates.  The Portfolio will not purchase an
OTC option unless it believes that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers  directly and not through a clearing corporation  (which  would  guarantee  performance).  Consequently,  there  is a  risk  of  non-performance  by the dealer.  Since no  exchange is  involved,  OTC options are valued on the basis of an average of the last bid prices obtained  from  dealers,  unless a quotation  from only one dealer is  available,  in which case only that dealer's price will be used.

         Index  Options.  The risks of  investment  in index  options may be greater  than  options on  securities.
Because  index  options  are settled in cash,  when the  Portfolio  writes a call on an index it cannot  provide in advance  for its  potential  settlement  obligations  by  acquiring  and  holding the  underlying  securities.  The
Portfolio can offset some of the risk of writing a call index option  position by holding a  diversified  portfolio of  securities  similar to those on which the  underlying  index is based.  However,  the  Portfolio  cannot,  as a practical matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly  correlated  with the value of the index.

         Limitations  on Options.  The  Portfolio  will not write  options  it,  immediately  after such sale,  the aggregate  value of securities or obligations  underlying the  outstanding  options  exceeds 20% of the Portfolio's total assets.  The Portfolio will not purchase  options if, at the time of the investment,  the aggregate  premiums paid for the options will exceed 5% of the Portfolio's total assets.

         Interest  Rate,  Currency and Stock Index Futures  Contracts.  The Portfolio may enter into interest rate, currency or stock index futures contracts  (collectively,  "Futures" or "Futures Contracts") and options on Futures as a hedge against changes in prevailing  levels of interest rates,  currency exchange rates or stock price levels, respectively,  in order to establish  more  definitely  the effective  return on  securities or currencies  held or intended to be  acquired by it. The  Portfolio's  hedging  may  include  sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset  against the effect of expected  declines in  interest  rates,  and  increases  in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified  amount of a specified  security or currency  (or  deliver  a cash  settlement  price,  in the  case of an index  future)  for a  specified  price at a designated  date,  time and place. A stock index future provides for the delivery,  at a designated  date, time and place, of an amount of cash equal to a specified  dollar amount times the difference  between the stock index value at the close of trading on the  contract and the price agreed upon in the Futures  Contract;  no physical  delivery of stocks comprising the index is made.

         The  Portfolio  will only enter into  Futures  Contracts  that are  traded on  futures  exchanges  and are standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities or  currencies  that the Portfolio  owns, or
Futures will be purchased to protect the  Portfolio  against an increase in the price of  securities  or currencies it has committed to purchase or expects to purchase.

         If the  Portfolio  were unable to  liquidate a Future or an option on Futures  position due to the absence of a liquid secondary market or the imposition of price limits,  it could incur substantial  losses.  The Portfolio would  continue to be subject to market  risk with  respect to the  position.  In  addition,  except in the case of purchased  options,  the Portfolio  might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information on Futures,  options on Futures, and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged  with a commercial  bank or other  currency  dealer,  to purchase  or sell a currency  against  another  currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make  delivery of the currency at the maturity of the forward  contract.  The Portfolio may also, if its contra party agrees prior to maturity,  enter into a closing
transaction   involving  the  purchase  or  sale  of  an  offsetting   contract.   Forward   contracts  are  traded
over-the-counter,  and  not on  organized  commodities  or  securities  exchanges.  As a  result,  it  may be  more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the  Portfolio of engaging in forward  contracts  varies with  factors such as the  currencies involved,  the length of the contract period and the market  conditions then prevailing.  Because forward contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not  eliminate  fluctuations  in the prices of the  underlying  securities  the  Portfolio  owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is  included  in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery  Agreements.  The  Portfolio  may  purchase  or  sell  securities  on a  delayed-delivery basis.  Delayed-delivery  agreements  involve  commitments  by the  Portfolio  to  dealers  or  issuers  to acquire securities or instruments at a specified future date beyond the customary  same-day  settlement for such securities or  instruments.  These  commitments  may fix the payment price and interest rate to be received on the investment.
Delayed-delivery  agreements will not be used as a speculative or leverage  technique.  Rather,  from time to time, the Sub-advisor can anticipate that cash for investment  purposes will result from,  among other things,  scheduled maturities  of existing  portfolio  instruments  or from net sales of shares of the  Portfolio.  To assure that the
Portfolio  will be as fully invested as possible in instruments  meeting its  investment  objective,  the Portfolio may enter into  delayed-delivery  agreements,  but only to the extent of anticipated funds available for investment during a period of not more than five business  days.  Until the  settlement  date,  the Portfolio  will  segregate liquid assets of a dollar value  sufficient at all times to make payment for the  delayed-delivery  securities.  No more than 25% of the  Portfolio's  total assets will be committed to  delayed-delivery  agreements and  when-issued securities,  as described  below.  The  delayed-delivery  securities will be recorded as an asset of the Portfolio.
The purchase price of the  delayed-delivery  securities is a liability of the Portfolio until  settlement.  If cash is not  available  to the  Portfolio  at the time of  settlement,  the  Portfolio  may be  required  to  dispose of portfolio  securities  that it would  otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed-delivery  agreement. Absent extraordinary  circumstances,  the Portfolio will not sell or otherwise transfer delayed-delivery securities prior to settlement.

         Additional  information  about  delayed-delivery  agreements and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Securities.  The Portfolio may purchase  securities on a  "when-issued"  basis;  that is, the date for  delivery of and payment for the  securities  is not fixed at the date of  purchase,  but is set after the securities are issued (normally within forty-five days after the date of the transaction).  The payment  obligation and, if  applicable,  the  interest  rate that will be received on the  securities  are fixed at the time the buyer enters into the commitment.  No additional  when-issued  commitments will be made if as a result more than 25% of a
Portfolio's  total assets would become  committed to  purchases  of  when-issued  securities  and delayed  delivery agreements.

         If  the  Portfolio  purchases  a  when-issued   security,  it  will  direct  the  its  custodian  bank  to collateralize  the  when-issued  commitment  by  segregating  liquid  assets in the same  fashion as required for a delayed-delivery  agreement.  Such  segregated  liquid  assets will  likewise be  marked-to-market,  and the amount segregated  will be increased if necessary to maintain  adequate  coverage of the when-issued  commitments.  To the extent assets are segregated, they will not be available for new investments or to meet redemptions.

         Securities  purchased on a  when-issued  basis and the  securities  held by the  Portfolio  are subject to changes in market  value  based  upon the  public's  perception  of the  creditworthiness  of the  issuer  and,  if applicable,  changes in the level of interest rates.  Therefore,  if the Portfolio is to remain substantially fully invested at the same time that it has  purchased  securities on a  when-issued  basis,  there will be a possibility that the market value of the  Portfolio's  assets will fluctuate to a greater  degree.  Furthermore,  when the time comes for the Portfolio to meet its obligations  under when-issued  commitments,  the Portfolio will do so by using then-available  cash flow, by sale of the segregated  liquid assets,  by sale of other  securities or,  although it would not normally  expect to do so, by directing  the sale of the  when-issued  securities  themselves  (which may have a market value greater or less than the Portfolio's payment obligation).

         Additional  information about  when-issued  transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments  in Foreign  Securities.  The  Portfolio  may invest up to 25% of its total  assets in foreign securities.  To the extent it invests in securities  denominated  in foreign  currencies,  the Portfolio  bears the risks  of  changes  in the  exchange  rates  between  U.S.  currency  and  the  foreign  currency,  as  well as the availability and status of foreign  securities  markets.  The Portfolio may invest in securities of foreign issuers that are in the form of American  Depositary Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  or other securities  representing  underlying  securities of foreign  issuers,  and such  investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities.

         Investments by the Portfolio in foreign  securities,  whether  denominated  in U.S.  currencies or foreign currencies,  may entail  risks that are greater  than those  associated  with  domestic  investments.  The risks of investing  in foreign  securities  are  discussed  in detail in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Foreign  Exchange  Transactions.  The  Portfolio  has  authority  to  deal  in  foreign  exchange  between currencies of the different  countries in which it will invest either for the  settlement of  transactions  or as a hedge  against  possible  variations  in  the  foreign  exchange  rates  between  those  currencies.  This  may  be accomplished  through  direct  purchases or sales of foreign  currency,  purchases of options on futures  contracts with  respect to foreign  currency,  and  contractual  agreements  to purchase  or sell a  specified  currency at a specified  future date (up to one year) at a price set at the time of the contract.  Such  contractual  commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The Portfolio may purchase and sell options on futures  contracts,  forward contracts or futures contracts that are  denominated in a particular  foreign  currency to hedge the risk of  fluctuations in the value of another currency.  The Portfolio's  dealings in foreign exchange will be limited to hedging foreign  currency  exposure and may involve either specific  transactions or portfolio  positions.  Transaction  hedging is the purchase or sale of foreign  currency with respect to specific  receivables  or payables of the Portfolio  accruing in connection  with the purchase or sale of its  portfolio  securities,  the sale and  redemption  of shares of the  Portfolio,  or the payment of  dividends  and  distributions  by the  Portfolio.  Position  hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying  portfolio security  positions,  such as in an
ADR) denominated or quoted in a foreign currency.  The Portfolio will not speculate in foreign  exchange,  and will not commit a larger  percentage  of its total assets to foreign  exchange  hedges than the  percentage of its total assets that it can invest in foreign securities.

         Additional  information about the various foreign currency  transactions that the Portfolio may enter into and their  risks is included in this  Statement  and in the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Borrowings.  The  Portfolio  may borrow  money to a limited  extent from banks for  temporary or emergency purposes  subject to the  limitations  under the 1940 Act. The Portfolio  will not purchase  additional  securities while  any  borrowings  are  outstanding.  Additional  information  about  borrowing  is  included  in the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies  to the  extent permitted by the 1940 Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment  Policy  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitation  is applicable to the AST AIM Balanced  Portfolio.  This  limitation  is not a  "fundamental"  restriction,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment Objective:   The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         In general,  within the  restrictions  outlined  herein,  the Sub-advisor has broad powers with respect to investing  funds or holding  them  uninvested.  Investments  are varied  according  to what is judged  advantageous under changing  economic  conditions.  It will be the policy of the  Sub-advisor  to retain maximum  flexibility in management  without  restrictive  provisions as to the proportion of one or another class of securities that may be held subject to the investment  restrictions  described  below.  However,  the Sub-advisor may invest the assets of the  Portfolio  in varying  amounts  in other  instruments  and in senior  securities,  such as bonds,  debentures, preferred  stocks and convertible  issues,  when such a course is deemed  appropriate in order to attempt to attain its financial  objectives.  Senior  securities that, in the opinion of the Sub-advisor,  are high-grade  issues may also be purchased for defensive purposes.

         The above  statement of investment  policy gives the Sub-advisor  authority to invest in securities  other than common stocks and  traditional  debt and  convertible  issues.  The  Sub-advisor  may invest in master limited partnerships  (other  than real  estate  partnerships)  and  royalty  trusts  which are  traded on  domestic  stock exchanges  when  such  investments  are  deemed  appropriate  for  the  attainment  of the  Portfolio's  investment objectives.

         The Sub-advisor will invest  approximately  60% of the Portfolio in common stocks and the balance in fixed income  securities.  Common  stock  investments  are  described  above.  The fixed  income  assets will be invested primarily in  investment  grade  securities.  The Portfolio may invest up to 15% of its fixed income assets in high yield  securities.  There are no credit or maturity  restrictions on the fixed income  securities in which the high yield  portion of the  Portfolio  may be invested.  The  Portfolio  may invest in  securities  of the United States government and its agencies and instrumentalities,  corporate,  sovereign government,  municipal,  mortgage-backed, and other  asset-backed  securities.  For purposes of determining the weighted average maturity of the fixed income portion of the  Portfolio,  the  Sub-advisor  will use  weighted  average  life as the measure of maturity  for all mortgage-backed  and  asset-backed  securities.  It can be expected that the  Sub-advisor  will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange  Contracts.  The Portfolio  conducts its foreign currency exchange  transactions either on a spot (i.e.,  cash)  basis at the spot rate  prevailing  in the foreign  currency  exchange  market,  or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock  in" the U.S.  dollar  price of a  security  when the  Portfolio  is  purchasing  or  selling  a  security denominated  in a  foreign  currency,  the  Portfolio  would  be able to enter  into a  forward  contract  to do so
("transaction  hedging");  (2) when the Sub-advisor  believes that the currency of a particular foreign country may suffer a  substantial  decline  against  the U.S.  dollar,  the  Portfolio  would be able to enter  into a  forward contract to sell foreign  currency for a fixed U.S.  dollar  amount  approximating  the value of some or all of the
Portfolio's  securities  either  denominated  in, or whose  value is tied to,  such  foreign  currency  ("portfolio hedging").  It is  anticipated  that the  Portfolio  will enter into  portfolio  hedges much less  frequently  than transaction hedges.

         As to transaction  hedging,  when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign  currency,  it may be desirable to establish  (lock in) the U.S.  dollar cost or proceeds.
By entering into forward  contracts in U.S. dollars for the purchase or sale of a foreign  currency  involved in an underlying  security  transaction,  the Portfolio  will be able to protect  itself  against a possible loss between trade and settlement  dates  resulting from the adverse change in the  relationship  between the U.S. dollar at the subject foreign currency.

         Under  portfolio  hedging,  when the  Sub-advisor  believes that the currency of a particular  country may suffer a substantial  decline  relative to the U.S.  dollar,  the Portfolio could enter into a foreign  contract to sell for a fixed  dollar  amount  the amount in foreign  currencies  approximating  the value of some or all of its portfolio  securities either  denominated in, or whose value is tied to, such foreign currency.  The Portfolio will place cash or  high-grade  liquid  securities in a separate  account with its custodian in an amount  sufficient to cover its obligation under the contract.  If the value of the securities  placed in the separate account  declines, additional  cash or  securities  will be placed in the  account on a daily  basis so that the value of the  account equals the amount of the Portfolio's  commitments  with respect to such contracts.  At any given time, no more than
10% of the  Portfolio's  assets will be committed to a segregated  account in  connection  with  portfolio  hedging transactions.

         The precise  matching of forward  contracts  in the amounts and values of  securities  involved  would not generally be possible  since the future values of such foreign  currencies  will change as a consequence  of market movements in the values of those  securities  between the date the forward contract is entered into and the date it matures.  Predicting  short-term currency market movements is extremely difficult,  and the successful execution of short-term  hedging strategy is highly  uncertain.  The Sub-advisor does not intend to enter into such contracts on a regular  basis.  Normally,  consideration  of the prospect for currency  parities will be  incorporated  into the long-term investment decisions made with respect to overall  diversification  strategies.  However, the Sub-advisor believes that it is important to have  flexibility  to enter into such forward  contracts  when it determines  that the Portfolio 's best interests may be served.

         Generally,  the  Portfolio  will not enter into a forward  contract  with a term of greater than one year.
At the maturity of the forward  contract,  the Portfolio  may either sell the portfolio  security and make delivery of the  foreign  currency,  or it may retain the  security  and  terminate  the  obligation  to deliver the foreign currency by purchasing an "offsetting"  forward contract with the same currency trader  obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with  absolute  precision the market value of the  Portfolio's  securities at the  expiration  of  the  forward  contract.  Accordingly,  it may be  necessary  for  the  Portfolio  to  purchase additional  foreign  currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign  currency  the  Portfolio  is obligated to deliver and if a decision is made to sell the security and make  delivery of the foreign  currency  the  Portfolio is obligated to deliver.  For an additional  discussion of forward  currency  exchange  contracts and certain risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent  permitted by its  investment  objectives  and  policies  discussed elsewhere  herein,  the  Portfolio  may  invest  in  securities  that  are  commonly  referred  to as  "derivative"
securities.  Certain  derivative  securities  are  more  accurately  described  as  "index/structured"  securities.
Index/structured  securities  are  derivative  securities  whose  value or  performance  is linked to other  equity securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other  financial  indicators
("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the  reference  index or the  instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a  permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or  decrease,  depending  upon changes in the  reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest  rate,  market index or other  financial  asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation limits may be imposed by the  exchange,  either of which may make it difficult or  impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The  Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment
Manager will report to the Trust's Board of Trustees as necessary.  For additional  information on derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures
contracts.   The  Portfolio  may  not,  however,  enter  into  a  futures  transaction  for  speculative  purposes.
Generally, futures transactions will be used to:

o        protect  against  a  decline  in  market  value of the  Portfolio's  securities  (taking  a short  futures position), or

o        protect  against the risk of an increase in market value for  securities in which the Portfolio  generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some  futures  and  options  strategies,  such as  selling  futures,  buying  puts and  writing  calls,  hedge  the
Portfolio's  investments against price  fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures  contracts may be a more  effective  means of hedging this  exposure.  While the Portfolio  will pay brokerage  commissions  in connection  with opening and closing out futures  positions,  these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The  Portfolio  may engage in futures  and  options  transactions  based on  securities  indices  that are consistent  with the  Portfolio's  investment  objectives.  Examples of indices  that may be used  include the Bond
Buyer Index of Municipal  Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio also may engage in futures and  options  transactions  based on  specific  securities,  such as U.S.  Treasury  bonds or notes.  Futures  contracts are traded on national futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the Portfolio  upon the  purchase  or sale of the future.  Initially,  the  Portfolio  will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage  of the  contract  amount.  This  amount is known as  initial margin.  The margin  deposit is intended to assure  completion  of the  contract  (delivery  or  acceptance  of the underlying  security)  if it is not  terminated  prior to the  specified  delivery  date.  Minimum  initial  margin requirements  are  established  by the futures  exchanges  and may be revised.  In addition,  brokers may establish margin  deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the  price of the  underlying  debt  securities  or  index  fluctuates,  making  the  future  more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are  described  in more detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment  Methods." The Sub-advisor  will seek to minimize these risks by limiting the contracts  entered into on behalf of the  Portfolio to those traded on national  futures  exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Portfolio obtains the right, but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The  Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is exercised,  the  Portfolio  completes  the sale of the  underlying  instrument at the strike  price.  Purchasing an option on a futures  contract does not require the Portfolio to make margin  payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio  may write (or sell) call  options  that obligate it to sell (or  deliver)  the  option's  underlying  instrument  upon  exercise  of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the Portfolio would give up some ability to  participate  in a price  increase on the  underlying  instrument.  If the  Portfolio  were to engage in options transactions,  it would own the futures  contract at the time a call were written and would keep the contract  open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies  with Limited  Operating  History.  The Portfolio may invest in the securities of issuers with limiting  operating history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than investments  in  securities  of more mature  issuers.  By their  nature,  such issuers  present  limited  operating history  and  financial  information  upon which the  manager  may base its  investment  decision  on behalf of the
Portfolio.  In  addition,  financial  and  other  information  regarding  such  issuers,  when  available,  may  be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total  assets in the  securities  of issuers with less than a three-year  operating  history.  The Sub-advisor  will consider  periods of capital  formation,  incubation, consolidation,  and research  and  development  in  determining  whether a particular  issuer has a record of three years of continuous operation.

         Short Sales.  The  Portfolio  may engage in short sales if, at the time of the short sale,  the  Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not  immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make delivery to the  purchaser,  the executing  broker borrows the  securities  being sold short on behalf of the seller.  While the short  position  is  maintained,  the seller  collateralizes  its obligation to deliver the  securities  sold short in an amount equal to the proceeds of the short sale plus an additional  margin amount  established by the Board of Governors of the Federal Reserve.  If
the Portfolio  engages in a short sale, the  collateral  account will be maintained by the  Portfolio's  custodian.
While  the short  sale is open,  the  Portfolio  will  maintain  in a  segregated  custodial  account  an amount of securities  convertible  into, or  exchangeable  for, such  equivalent  securities  at no  additional  cost.  These securities would constitute the Portfolio's long position.

         If the Portfolio sells short  securities that it owns, any future gains or losses in the Portfolio's  long position  should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are reduced would depend upon the amount of the security sold short  relative to the amount the Portfolio  owns.  There will be certain  additional  transaction  costs  associated  with short sales,  but the Portfolio  will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell  securities  without regard to the length of time the security has been held and,  accordingly,  it can be expected  that the rate of portfolio  turnover may be substantial.

         The  Sub-advisor  intends  to  purchase  a  given  security  whenever  the  Sub-advisor  believes  it will contribute to the stated  objective of the  Portfolio,  even if the same security has only recently been sold.  The
Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether the sale is at a gain or at a loss,  if the  Sub-advisor  believes  that it is not  fulfilling  its purpose,  either because, among other things, it did not live up to the Sub-advisor's  expectations,  or because it may be replaced with another  security holding greater  promise,  or because it has reached its optimum  potential, or  because  of a  change  in the  circumstances  of a  particular  company  or  industry  or in  general  economic conditions, or because of some combination of such reasons.

         When a general  decline in  security  prices is  anticipated,  the equity  portion  of the  Portfolio  may decrease or eliminate  entirely  its equity  position  and  increase  its cash  position,  and when a rise in price levels is anticipated,  it may increase its equity position and decrease its cash position.  However,  it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions are based on the anticipated  contribution of the security in question to the
Portfolio's  objectives,  the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those  objectives,  and the Portfolio's  annual portfolio  turnover rate cannot be anticipated and may be  comparatively  high.  Since the  Sub-advisor  does not take portfolio  turnover rate into account in making investment  decisions,  (1) the  Sub-advisor  has no intention of  accomplishing  any particular  rate of portfolio turnover,  whether high or low, and (2) the  portfolio  turnover  rates in the past should not be  considered  as a representation of the rates which will be attained in the future.

         Collateralized   Mortgage  Obligations.   The  Portfolio  may  buy  collateralized   mortgage  obligations
("CMOs").  The  Portfolio  may buy CMOs that are: (i)  collateralized  by pools of  mortgages  in which  payment of principal  and interest of each  mortgage is guaranteed  by an agency or  instrumentality  of the U.S.  government;
(ii)  collateralized  by pools of mortgages  in which  payment of principal  and  interest  are  guaranteed  by the issuer,  and the  guarantee is  collateralized  by U.S.  government  securities;  or (iii)  securities in which the proceeds of the issue are invested in mortgage  securities  and payments of principal and interest are supported by the  credit  of an  agency  or  instrumentality  of the U.S.  government.  For a  discussion  of CMOs and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST American  Century  Strategic  Balanced  Portfolio.  These  limitations are not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities  on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities  equivalent in kind and amount to the securities sold);  however, the
Portfolio may make margin  deposits in connection  with the use of any financial  instrument or any  transaction in securities permitted under its investment policies; or

         4.       Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high  level of total  return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Investment  Policies:  The  Portfolio's  share price will  fluctuate with changing  market  conditions and interest rate  levels and your  investment  may be worth  more or less when  redeemed  than when  purchased.  The  Portfolio should not be relied upon for short-term  financial needs, nor used to play short-term  swings in the stock or bond markets.  The Portfolio cannot guarantee that it will achieve its investment  objectives.  Fixed income  securities in which the Portfolio may invest include, but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds  and  other  debt  securities  issued  by  the  U.S.
Treasury.  These  are  direct  obligations  of the  U.S.  Government  and  differ  mainly  in the  length  of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal  agencies.  These  include  securities  issued by the Federal  National  Mortgage  Association,  Government
National Mortgage Association,  Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration,  Banks for
Cooperatives,  Federal  Intermediate  Credit Banks,  Federal  Financing Bank, Farm Credit Banks, the Small Business
Association,  and the Tennessee  Valley  Authority.  Some of these  securities  are supported by the full faith and credit of the U.S. Treasury,  and the remainder are supported only by the credit of the instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank   Obligations.   Certificates  of  deposit,   bankers'   acceptances,   and  other   short-term  debt
obligations.  Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time  draft  drawn on a  commercial  bank by a  borrower,  usually  in  connection  with  international  commercial transactions.  Certificates  of deposit may have fixed or variable  rates.  The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term debt obligations of savings and loan associations.

         Supranational  Entities.  The  Portfolio  may also  invest  in the  securities  of  certain  supranational entities, such as the International Development Bank.

         Mortgage-Backed  Securities.  Mortgage-backed  securities are securities  representing  interest in a pool of  mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its rating may be reduced below the minimum  required for purchase by the  Portfolio.  Neither  event will require a sale of such security by the Portfolio.  However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should  continue  to hold the  security.  To the extent  that the  ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable ratings as  standards  for  investments  in  accordance  with the  investment  policies  continued  in the  Trust's
Prospectus.  For a  discussion  of  mortgage-backed  securities  and  certain  risks  involved  therein,  see  this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations (CMOs). CMOs are obligations fully  collateralized by a portfolio of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed through to the  holders  of the CMOs on the same  schedule  as they are  received,  although  certain  classes of CMOs have priority  over others with respect to the receipt of  prepayments  on the  mortgages.  Therefore,  depending on the type of CMOs in  which a  Portfolio  invests,  the  investment  may be  subject  to a  greater  or  lesser  risk of prepayment  than other types of  mortgage-related  securities.  For an  additional  discussion  of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The Portfolio may invest a portion of its assets in debt  obligations  known as asset-backed  securities.  The credit  quality of most  asset-backed  securities  depends  primarily  on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the  originator or any other  affiliated  entities and the amount and quality of any credit  support provided to the securities.  The rate of principal  payment on  asset-backed  securities  generally  depends on the rate of  principal  payments  received  on the  underlying  assets  which in turn may be  affected  by a variety of economic  and other  factors.  As a result,  the yield on any  asset-backed  security is  difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  which are backed by receivables  from motor vehicle  installment  sales  contracts or installment  loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable  Securities.  The Portfolio may invest in asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The Sub-advisor  anticipates that  asset-backed  securities backed by assets other than those  described  above will be issued in the  future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent  with its investment  objective and policies.  For a discussion of these  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and Investment
Methods."

         In addition to the  investments  described  in the Trust's  Prospectus,  the  Portfolio  may invest in the following:

         Writing  Covered  Call  Options.  The  Portfolio  may write  (sell)  "covered"  call  options and purchase options to close out options  previously written by the Portfolio.  In writing covered call options,  the Portfolio expects to generate  additional  premium  income  which should  serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which,  in the  Sub-advisor's  opinion,  are not expected to have any major  price  increases  or moves in the near  future  but  which,  over the long  term,  are deemed to be attractive investments for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the  security  or  currency  subject to the option or an option to  purchase  the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the  Portfolio  will write a call option that is not covered but where the Portfolio  will  establish and maintain  with its  custodian  for the term of the option,  an account  consisting  of cash or other liquid  assets having a value equal to the  fluctuating  market  value of the optioned  securities  or  currencies.  While such an option would be "covered" with  sufficient  collateral to satisfy SEC  prohibitions  on issuing senior  securities, this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objectives.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the  writing of naked or  uncovered  options,  which the  Portfolio  will not do),  but  capable of  enhancing  the
Portfolio's total return.  When writing a covered call option, the Portfolio,  in return for the premium,  gives up the opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but  conversely,  retains the risk of loss should the price of the  security  or currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise notice at any time prior to the  expiration of its  obligations  as a writer.  If a call option which the Portfolio  has written  expires,  the
Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is exercised, the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency.  The  Portfolio does not  consider a security  or  currency  covered by a call  "pledged"  as that term is used in the  Portfolio's policy which  limits the  pledging or  mortgaging  of its assets.  If the  Portfolio  writes  uncovered  options as described  above,  it will bear the risks of having to  purchase  the  security  subject  to the  option at a price higher than the  exercise  price of the option.  As the price of a security  could  appreciate  substantially,  the
Portfolio's loss could be significant.

         Call options  written by the Portfolio will normally have  expiration  dates of less than nine months from the date  written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the  underlying  securities or currencies at the time the options are written.  From time to time, the Portfolio may  purchase an  underlying  security or currency  for delivery in  accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering  such  security or  currency  from its  portfolio.  In such cases, additional costs may be incurred.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive  from writing a call option will reflect,  among other things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or  currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a particular  call option  should be written on a particular security or currency,  will  consider the  reasonableness  of the  anticipated  premium and the  likelihood  that a liquid  secondary  market will exist for those options.  The premium  received by the Portfolio for writing covered call  options  will be recorded as a liability  of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest asked price.  The option will be  terminated  upon  expiration  of the option,  the purchase of an identical option in a closing  transaction,  or delivery of the  underlying  security  or currency  upon the  exercise of the option.

         The  Portfolio  will  realize  a profit or loss from a  closing  purchase  transaction  if the cost of the transaction  is less or more than the premium  received  from the writing of the option.  Because  increases in the market price of a call option will generally  reflect  increases in the market price of the underlying  security or currency,  any loss  resulting  from the  repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The  Portfolio  will not write a covered call option if, as a result,  the  aggregate  market value of all portfolio  securities  or  currencies  covering  call  or  put  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering  written calls and puts, the value of purchased calls and puts on identical  securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write  American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The  Portfolio  would write put options  only on a covered  basis,  which means that the  Portfolio  would maintain in a segregated  account cash, U.S.  government  securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio  will own an option to sell the underlying  security or currency  subject  to the option  having an  exercise  price  equal to or greater  than the  exercise  price of the
"covered"  option  at all  times  while  the put  option  is  outstanding.  (The  rules of a  clearing  corporation currently  require  that  such  assets  be  deposited  in escrow to secure  payment  of the  exercise  price.)  The
Portfolio would  generally  write covered put options in  circumstances  where  Sub-advisor  wishes to purchase the underlying  security or currency for the  Portfolio's  portfolio at a price lower than the current  market price of the  security  or  currency.  In such event the  Portfolio  would write a put option at an  exercise  price  which, reduced  by the  premium  received  on the  option,  reflects  the  lower  price it is  willing  to pay.  Since the
Portfolio would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this  technique  could be used to enhance  current return during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market price of the  underlying  security or currency  would decline below  the  exercise  price  less the  premiums  received.  Such a decline  could be  substantial  and  result in a significant  loss to the Portfolio.  In addition,  the Portfolio,  because it does not own the specific  securities or currencies  which it may be required to purchase in the exercise of the put, can not benefit from  appreciation, if any, with respect to such specific securities or currencies.

         The  Portfolio  will not write a covered put option if, as a result,  the  aggregate  market  value of all portfolio  securities  or  currencies  covering  put  or  call  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering  written puts and calls,  the value of purchased  puts and calls on identical  securities  or  currencies.
For a  discussion  of options,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

         Purchasing  Put  Options.  The  Portfolio  may  purchase  American  or  European  style put  options.  The
Portfolio may enter into closing sale  transactions  with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase put options for defensive  purposes in order to protect  against an anticipated decline in the value of its  securities  or  currencies.  An example of such use of put options is provided in this
Statement under "Certain Risk Factors and Investment Methods."

         The  Portfolio  will not  commit  more than 5% of its  assets to  premiums  when  purchasing  call and put options.  The Portfolio  may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized  gains on call options  previously  written by it. A call option  would be  purchased  for this purpose  where  tax  considerations  make  it  inadvisable  to  realize  such  gains  through  a  closing  purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing  Call  Options.  The Portfolio  may purchase  American or European call options.  The Portfolio may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.
The  Portfolio  may  purchase  call  options  for the purpose of  increasing  its  current  return or avoiding  tax consequences  which could reduce its current  return.  The  Portfolio  may also  purchase  call options in order to acquire  the  underlying  securities  or  currencies.  Examples  of such uses of call  options  are  provided  this
Statement under "Certain Risk Factors and Investment Methods."

         The  Portfolio  will not  commit  more than 5% of its  assets to  premiums  when  purchasing  call and put options.  The Portfolio  may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized  gains on call options  previously  written by it. A call option  would be  purchased  for this purpose  where  tax  considerations  make  it  inadvisable  to  realize  such  gains  through  a  closing  purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options.  The Portfolio may engage in  transactions  involving  dealer  options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded options,  if the  Portfolio  were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option were  exercised.  While the  Portfolio  will seek to enter into dealer  options only with  dealers who will agree to and which are  expected to be capable of entering  into  closing  transactions with the  Portfolio,  there can be no assurance  that the Portfolio  will be able to liquidate a dealer option at a favorable  price at any time prior to  expiration.  Failure by the dealer to do so would  result in the loss of the premium paid by the  Portfolio  as well as loss of the expected  benefit of the  transaction.  For a discussion  of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in Futures.  The Portfolio may enter into financial  futures  contracts,  including stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock index futures  contracts may be used to attempt to provide a hedge for a portion of the  Portfolio's portfolio,  as a cash management  tool, or as an efficient way for the Sub-advisor to implement  either an increase or  decrease  in  portfolio  market  exposure  in response  to  changing  market  conditions.  Stock index  futures contracts  are  currently  traded with respect to the S&P 500 Index and other broad stock market  indices,  such as the New York Stock  Exchange  Composite  Stock Index and the Value Line Composite  Stock Index.  The Portfolio may,
however,  purchase  or sell  futures  contracts  with  respect  to any  stock  index.  Nevertheless,  to hedge  the
Portfolio's  portfolio  successfully,  the  Portfolio  must sell  futures  contacts  with  respect  to  indices  or subindexes  whose  movements will have a significant  correlation  with movements in the prices of the  Portfolio's securities.

         Interest  rate  or  currency  futures  contracts  may be used to  attempt  to  hedge  against  changes  in prevailing  levels  of  interest  rates or  currency  exchange  rates in order to  establish  more  definitely  the effective  return on  securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard, the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in  interest  rates or  currency  exchange  rates and  purchase  such  futures as an offset  against  the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will  enter  into  futures  contracts  which are traded on  national  or  foreign  futures exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United  States are  regulated  under the  Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures  contracts  could be used for the  above-referenced  purposes,  futures contracts  offer an effective and relatively low cost means of  implementing  the  Portfolio's  objectives in these areas.  For a discussion of futures  transactions  and certain risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory  Limitations.  The  Portfolio  will engage in  transactions  in futures  contracts and options  thereon only for bona fide  hedging,  yield  enhancement  and risk  management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

         The  Portfolio  may not enter into  futures  contracts  or options  thereon if, with  respect to positions which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial  margin deposits on the  Portfolio's  existing  futures and premiums paid for options on futures would exceed 5% of the net asset value of the  Portfolio  after  taking into  account  unrealized  profits and  unrealized  losses on any such contracts it has entered into;  provided,  however,  that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In instances  involving  the purchase of futures  contracts or call options  thereon or the writing of put options thereon by the Portfolio,  an amount of cash, U.S. government  securities or other liquid,  high-grade debt obligations,  equal to the market  value of the futures  contracts  and options  thereon  (less any related  margin deposits),  will be  identified by the Portfolio to cover the  position,  or  alternative  cover (such as owning an offsetting position) will be employed.

                  Risks of  Transactions  in Futures  Contracts.  See this  Statement  and the  Trust's  Prospectus under  "Certain Risks and  Investment  Methods" for an additional  description of certain risks involved in futures contracts.

         Options on Futures  Contracts.  As an alternative  to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar  to the use of  options on futures  contracts.  From time to time,  a single  order to purchase or sell futures  contracts  (or options  thereon) may be made on behalf of the  Portfolio and other mutual funds or  portfolios  of mutual  funds  managed  by the  Sub-advisor  or T. Rowe  Price  International,  Inc.  Such aggregated  orders would be allocated  among the  Portfolio  and such other  mutual funds or  portfolios  of mutual funds in a fair and  non-discriminatory  manner.  See this Statement and the Trust's Prospectus under "Certain Risk
Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional  Futures and Options  Contracts.  Although the Portfolio  has no current  intention of engaging in  futures  or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such futures or options  trading  might  involve  risks  which  differ  from those  involved  in the futures and options described above.

         Foreign  Futures and  Options.  The  Portfolio  is  permitted  to enter into  foreign  futures and options transactions.  See this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods"
for a description of certain risks involved in foreign futures and options.

         Foreign Securities.  The Portfolio may invest in U.S.  dollar-denominated and non-U.S.  dollar-denominated securities of foreign  issuers in developed  countries.  Because the  Portfolio  may invest in foreign  securities, investment  in the Portfolio  involves  risks that are different in some respects from an investment in a Portfolio which  invests only in  securities of U.S.  domestic  issuers.  Foreign  investments  may be affected  favorably or unfavorably by changes in currency rates and exchange  control  regulations.  There may be less publicly  available information  about a foreign  company  than  about a U.S.  company,  and  foreign  companies  may not be subject to accounting,  auditing,  and financial reporting  standards and requirements  comparable to those applicable to U.S.
companies.  There may be less governmental  supervision of securities  markets,  brokers and issuers of securities.
Securities  of some foreign  companies are less liquid or more volatile  than  securities  of U.S.  companies,  and foreign  brokerage  commissions  and custodian  fees are  generally  higher than in the United  States.  Settlement practices  may  include  delays and may differ  from those  customary  in United  States  markets.  Investments  in foreign  securities may also be subject to other risks different from those affecting U.S.  investments,  including local political or economic  developments,  expropriation  or  nationalization  of assets,  restrictions on foreign investment  and  repatriation  of capital,  imposition  of  withholding  taxes on  dividend  or interest  payments, currency  blockage  (which would  prevent cash from being  brought back to the United  States),  and  difficulty in enforcing  legal rights  outside the U.S. For an additional  discussion  of certain risks  involved in investing in foreign  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Foreign  Currency  Transactions.  The  Portfolio  will  generally  enter  into  forward  foreign  currency exchange  contracts under two  circumstances.  First, when the Portfolio enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar  price of the security.  Second,  when the Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial  movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the
Portfolio's securities denominated in such foreign currency.  Alternatively,  where appropriate,  the Portfolio may hedge all or part of its foreign  currency  exposure  through the use of a basket of currencies or a proxy currency where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract  where the amount of the foreign  currency  to be sold  exceeds the value of the securities  denominated  in such  currency.  The use of this basket  hedging  technique  may be more  efficient and economical  than entering  into separate  forward  contracts for each currency held in the  Portfolio.  The precise matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such securities in foreign  currencies  will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered  into and the date it matures.
The projection of short-term  currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging  strategy is highly  uncertain.  Other than as set forth  above,  and  immediately  below,  the
Portfolio will also not enter into such forward  contracts or maintain a net exposure to such  contracts  where the consummation  of the contracts  would obligate the Portfolio to deliver an amount of foreign  currency in excess of the value of the Portfolio's  securities or other assets denominated in that currency.  The Portfolio,  however, in order to avoid excess  transactions  and  transaction  costs,  may maintain a net exposure to forward  contracts in excess  of the  value of the  Portfolio's  securities  or  other  assets  to which  the  forward  contracts  relate
(including  accrued  interest to the  maturity of the forward on such  securities)  provided  the excess  amount is
"covered" by liquid,  high-grade debt securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these purposes "the  securities or other assets to which the forward  contracts  relate may be  securities  or assets  denominated  in a single  currency,  or where proxy  forwards  are used,  securities denominated  in more than one  currency.  Under normal  circumstances,  consideration  of the prospect for currency
parities  will  be  incorporated   into  the  longer  term  investment   decisions  made  with  regard  to  overall
diversification  strategies.  However,  the  Sub-advisor  believes that it is important to have the  flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward  contract,  the  Portfolio  may either sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security  and  terminate  its  contractual  obligation  to deliver the foreign  currency by  purchasing  an  "offsetting"  contract  obligating  it to  purchase,  on the same maturity date, the same amount of the foreign currency.

         As indicated  above,  it is impossible  to forecast with absolute  precision the market value of portfolio securities  at the  expiration  of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional  foreign  currency on the spot market  (and bear the expense of such  purchase)  if the market value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid  excessive  transactions  and  transaction  costs,  the  Portfolio may use liquid,  high-grade  debt securities  denominated in any currency,  to cover the amount by which the value of a forward  contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio  security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract prices.  If the  Portfolio  engages in an  offsetting  transaction,  it may  subsequently  enter into a new forward contract to sell the foreign  currency.  Should forward  prices  decline during the period between the  Portfolio's entering  into a forward  contract  for the sale of a foreign  currency  and the date it enters into an  offsetting contract for the purchase of the foreign  currency,  the  Portfolio  will realize a gain to the extent the price of the  currency it has agreed to sell exceeds the price of the  currency it has agreed to  purchase.  Should  forward prices  increase,  the  Portfolio  will  suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the transactions  described  above.  However,  the Portfolio  reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally,  although such  contracts tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its  holdings  of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the difference  (the "spread")  between the prices at which they are buying  and  selling  various  currencies.  Thus,  a dealer  may offer to sell a foreign  currency  to the
Portfolio  at one rate,  while  offering a lesser  rate of  exchange  should the  Portfolio  desire to resell  that currency to the dealer.  For a discussion  of certain risks  involved in foreign  currency  transactions,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward  Foreign  Exchange  Contracts.  Options,
futures and forward  foreign  exchange  contracts,  including  options and futures on  currencies,  which  offset a foreign dollar  denominated bond or currency position may be considered  straddles for tax purposes in which case a loss on any position in a straddle  will be subject to deferral to the extent of  unrealized  gain in an offsetting position.  The holding period of the  securities or currencies  comprising the straddle will be deemed not to begin until the  straddle is  terminated.  The holding  period of the  security  offsetting  an  "in-the-money  qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to  continue  to qualify  for  federal  income tax  treatment  as a regulated investment  company,  at least 90% of its gross income for a taxable year must be derived from  qualifying  income,
i.e.,  dividends,  interest,  income  derived from loans of  securities,  and gains from the sale of  securities or currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid  Commodity and Security  Instruments.  Instruments  have been developed  which combine the elements of futures  contracts  or options with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter
"Hybrid  Instruments").  Often these  hybrid  instruments  are indexed to the price of a  commodity  or  particular currency  or a domestic  or foreign  debt or equity  securities  index.  Hybrid  instruments  may take a variety of forms,  including,  but not limited to, debt  instruments  with interest or principal  payments or redemption terms determined  by reference to the value of a currency or  commodity at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion terms  related to a  particular  commodity.  For a  discussion  of certain  risks  involved in  investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  For the purpose of realizing  additional income, the Portfolio may make secured  loans of Portfolio  securities  amounting to not more than 33 1/3% of its total  assets.  This policy is a fundamental  policy.  Securities  loans  are made to  broker-dealers,  institutional  investors,  or other  persons pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government  securities.  While the  securities are being lent, the Portfolio will continue to receive the  equivalent  of the  interest or  dividends  paid by the issuer on the  securities,  as well as interest on the investment of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the  securities  on three  business  days' notice or, in connection  with  securities  trading on foreign  markets, within such longer  period of time which  coincides  with the normal  settlement  period for purchases and sales of such securities in such foreign  markets.  The Portfolio will not have the right to vote securities  while they are being  lent,  but it will  call a loan in  anticipation  of any  important  vote.  The risks in  lending  portfolio securities,  as with other  extensions  of  secured  credit,  consist of  possible  delay in  receiving  additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to  approval  by the SEC,  the  Portfolio  may make loans to, or borrow
Portfolios  from,  other mutual funds or portfolios of mutual funds  sponsored or advised by the  Sub-advisor or T.
Rowe Price  International,  Inc. The  Portfolio  has no current  intention  of engaging in these  practices at this time.

         When-Issued  Securities.  The  Portfolio  may from time to time  purchase  securities  on a  "when-issued"
basis.  At the time the  Portfolio  makes the  commitment to purchase a security on a  when-issued  basis,  it will record the  transaction  and reflect the value of the security in  determining  its net asset value.  The Portfolio does not believe that its net asset value or income will be adversely  affected by its purchase of  securities on a when-issued  basis.  The Portfolio will maintain cash and marketable  securities  equal in value to commitments for when-issued  securities.  Such segregated securities either will mature or, if necessary,  be sold on or before the settlement  date. For a discussion of when-issued  securities,  see this Statement  under "Certain Risk Factors and
Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable  only to the AST T. Rowe  Price  Asset  Allocation  Portfolio.  These  limitations  are not  fundamental restrictions, and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such  securities.  Securities  eligible for resale under Rule 144A of the  Securities Act of 1933 may be subject to this 15% limitation;

         4.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance  with the 1940 Act;

         5.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security owned by the Portfolio as security for indebtedness  except as may be necessary in connection with  permissible  borrowings or investments and then such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         6.       Invest in puts, calls,  straddles,  spreads,  or any combination  thereof to the extent permitted by the Trust's Prospectus and this Statement;

         7.       Purchase  securities on margin,  except (i) for use of short-term  credit necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures contracts or other permissible investments;

         8.       Invest in warrants  if, as a result  thereof,  more than 10% of the value of the total  assets of the Portfolio would be invested in warrants,  provided that this  restriction  does not apply to warrants  acquired as the result of the purchase of another  security.  For  purposes of these  percentage  limitations,  the warrants will be valued at the lower of cost or market;

         9.       Effect short sales of securities; or

         10.      Purchase a futures  contract or an option  thereon if, with  respect to  positions  in futures or options on futures which do not  represent  bona fide hedging,  the aggregate  initial  margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding  anything  in the above  fundamental  and  operating  restrictions  to the  contrary,  the
Portfolio  may,  as a  fundamental  policy,  invest  all of its  assets  in the  securities  of a  single  open-end management  investment  company  with  substantially  the same  fundamental  investment  objectives,  policies  and restrictions  as the Portfolio  subject to the prior approval of the  Investment  Manager.  The Investment  Manager
will not approve such investment unless: (a) the Investment Manager believes,  on the advice of counsel,  that such investment  will not have an adverse  effect on the tax  status of the  annuity  contracts  and/or  life  insurance policies supported by the separate accounts of the Participating  Insurance  Companies which purchase shares of the
Trust; (b) the Investment Manager has given prior notice to the Participating  Insurance  Companies that it intends to permit such investment and has determined  whether such Participating  Insurance  Companies intend to redeem any shares and/or  discontinue  purchase of shares because of such  investment;  (c) the Trustees have  determined that the fees to be paid by the Trust for  administrative,  accounting,  custodial and transfer  agency services for the
Portfolio  subsequent  to such an  investment  are  appropriate,  or the  Trustees  have  approved  changes  to the agreements  providing  such  services to reflect a reduction in fees;  (d) the  Sub-advisor  for the  Portfolio has agreed to reduce its fee by the  amount of any  investment  advisory  fees paid to the  investment  manager of such open-end  management  investment  company;  and (e)  shareholder  approval is  obtained  if  required  by law.  The
Portfolio  will apply for such  exemptive  relief under the provisions of the 1940 Act, or other such relief as may be  necessary  under the then  governing  rules and  regulations  of the 1940 Act,  regarding  investments  in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide high current  income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Investment  Policies:  The Portfolio  also seeks to moderate price  fluctuation  by actively  managing its currency exposure.  The Portfolio's  investments will include high quality debt securities issued or guaranteed by a foreign national  government,  its  agencies,  instrumentalities  or  political  subdivisions,  debt  securities  issued or guaranteed  by  supranational  organizations,  corporate  debt  securities,  bank  or  bank  holding  company  debt securities  and other debt  securities  including  those  convertible  into common  stock.  The  Portfolio may also invest up to 20% of  assets in the  aggregate  in below  investment-grade,  high-risk  bonds  and  emerging  market bonds. In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-backed  (including  derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

          Sub-advisor  regularly analyzes a broad range of international  equity and fixed-income  markets in order to assess the degree of risk and level of return that can be expected  from each  market.  Of course,  there can be no assurance that  Sub-advisor's  forecasts of expected return will be reflected in the actual returns  achieved by the Portfolio.

         The Portfolio's  share price will fluctuate with market,  economic and foreign  exchange  conditions,  and your  investment may be worth more or less when redeemed than when  purchased.  The Portfolio  should not be relied upon as a complete  investment  program,  nor used to play short-term swings in the global bond or foreign exchange markets.  The Portfolio is subject to risks unique to international investing.

          It is  contemplated  that most foreign  securities  will be purchased in  over-the-counter  markets or on stock exchanges  located in the countries in which the respective  principal  offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in  investment  portfolios  which have been  authorized  by the  governments  of certain  countries  specifically to permit foreign  investment in securities of companies  listed and traded on the stock exchanges in these  respective  countries.  The Portfolio's  investment in these portfolios is subject to the provisions  of the  1940  Act  discussed  below.  If the  Portfolio  invests  in such  investment  portfolios,  the
Portfolio's  shareholders will bear not only their proportionate share of the expenses of the Portfolio  (including operating expenses and the fees of the Investment  Manager),  but also will bear indirectly similar expenses of the underlying  investment  portfolios.  In addition,  the  securities of these  investment  portfolios  may trade at a premium over their net asset value.

          Apart from the matters described herein,  the Portfolio is not aware at this time of the existence of any investment or exchange  control  regulations  which might  substantially  impair the operations of the Portfolio as described in the Trust's  Prospectus and this  Statement.  It should be noted,  however,  that this situation could change at any time.

          The  Portfolio  may invest in  companies  located in Eastern  Europe,  Russia or certain  Latin  American countries.  The Portfolio will only invest in a company located in, or a government of, Eastern  Europe,  Russia or
Latin America, if the Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign  Investing.  There are special  risks in investing in the  Portfolio.  Certain of these  risks are  inherent in any  international  mutual fund  others  relate  more to the  countries  in which the
Portfolio  will  invest.  Many of the  risks  are  more  pronounced  for  investments  in  developing  or  emerging countries.  Although there is no universally accepted  definition,  a developing country is generally considered to be a country  which is in the  initial  stages of its  industrialization  cycle  with a per capita  gross  national product of less than $8,000.

          Investors should  understand that all investments have a risk factor.  There can be no guarantee  against loss resulting from an investment in the Portfolio,  and there can be no assurance that the Portfolio's  investment policies will be  successful,  or that its  investment  objective  will be attained.  The Portfolio is designed for individual and  institutional  investors  seeking to diversify  beyond the United States in an actively  researched and managed portfolio,  and is intended for long-term  investors who can accept the risks entailed in investment in foreign  securities.  For a discussion of certain risks  involved in foreign  investing see this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds.  The  Portfolio  may invest in Brady Bonds.  Brady Bonds,  which are named after former U.S.
Secretary  of the Treasury  Nicholas  Brady,  are used as a means of  restructuring  the external  debt burden of a government in certain  emerging  markets.  A Brady bond is created when an  outstanding  commercial  bank loan to a government or private  entity is exchanged  for a new bond in  connection  with a debt  restructuring  plan.  Brady bonds may be collateralized or  uncollateralized  and issued in various currencies  (although typically in the U.S.
dollar).  They are often fully  collateralized  as to principal in U.S. Treasury zero coupon bonds.  However,  even with this  collateralization  feature,  Brady  Bonds are  often  considered  speculative,  below  investment  grade investments  because the timely  payment of interest is the  responsibility  of the issuing party (for  example,  a
Latin American  country) and the value of the bonds can fluctuate  significantly  based on the issuer's  ability or perceived  ability to make these  payments.  Finally,  some Brady Bonds may be structured with floating rate or low fixed rate  coupons.  The  Portfolio  does not expect to have more than 10% of its total  assets  invested in Brady
Bonds.

         Nondiversified  Investment  Company.  Despite its nondiversified  status under the Investment Company Act, the Portfolio  generally will not invest more than 5% of its assets in any individual  corporate  issuer.  However, the Portfolio (1) may place assets in bank deposits or other  short-term bank  instruments with a maturity of up to
30 days  provided  that (i) the bank has a  short-term  credit  rating of A1+ (or, if unrated,  the  equivalent  as determined by the  Sub-advisor)  and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank;  and (2) may maintain more than 5% of its total assets,  including cash and  currencies,  in custodial accounts or deposits of the Trust's custodian or sub-custodians.

          Writing  Covered  Call  Options.  The  Portfolio  may write  (sell)  "covered"  call options and purchase options to close out options  previously written by the Portfolio.  In writing covered call options,  the Portfolio expects to generate  additional  premium  income  which should  serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which, in  Sub-advisor's  opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term,  are deemed to be attractive investments for the Portfolio.

          The Portfolio  will write only covered call options.  This means that the Portfolio will own the security or currency  subject to the option or an option to purchase the same  underlying  security or  currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option,  or will establish and maintain with its  custodian  for the term of the option,  an account  consisting  of cash or other liquid  assets  having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's  investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the  writing of naked or  uncovered  options,  which the  Portfolio  will not do),  but  capable of  enhancing  the
Portfolio's total return.  When writing a covered call option, the Portfolio,  in return for the premium,  gives up the opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but  conversely,  retains the risk of loss should the price of the  security  or currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise notice at any time prior to the  expiration of its  obligations  as a writer.  If a call option which the Portfolio  has written  expires,  the
Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is exercised, the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency,  The  Portfolio does not  consider a security  or  currency  covered by a call  "pledged"  as that term is used in the  Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive  from writing a call option will reflect,  among other things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or  currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a particular  call option  should be written on a particular security or currency,  will  consider the  reasonableness  of the  anticipated  premium and the  likelihood  that a liquid  secondary  market will exist for those options.  The premium  received by the Portfolio for writing covered call  options  will be recorded as a liability  of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale,  the average of the latest bid and asked  price.  The option will be  terminated  upon  expiration  of the  option,  the purchase of an identical option in a closing  transaction,  or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have  expiration  dates of less than nine months from the date  written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the  underlying  securities or currencies at the time the options are written.  From time to time, the Portfolio may  purchase an  underlying  security or currency  for delivery in  accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering  such  security or  currency  from its  portfolio.  In such cases, additional costs may be incurred.

          The  Portfolio  will effect  closing  transactions  in order to realize a profit on an  outstanding  call option, to prevent an underlying  security or currency from being called,  or, to permit the sale of the underlying security or currency.  The  Portfolio  will  realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more  than the  premium  received  from the  writing  of the  option.  Because increases  in the market  price of a call  option  will  generally  reflect  increases  in the market  price of the underlying  security or currency,  any loss  resulting  from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The Portfolio  will not write a covered call option if, as a result,  the  aggregate  market value of all portfolio  securities  or  currencies  covering  call  or  put  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering  written calls and puts, the value of purchased calls and puts on identical  securities or currencies with identical maturity dates.

          Writing Covered Put Options.  Although the Portfolio has no current  intention in the foreseeable  future of writing  American  or  European  style  covered  put  options  and  purchasing  put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The  Portfolio  would write put options only on a covered  basis,  which means that the  Portfolio  would maintain in a segregated  account cash, U.S.  government  securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio  will own an option to sell the underlying  security or currency  subject  to the option  having an  exercise  price  equal to or greater  than the  exercise  price of the
"covered"  options  at all times  while  the put  option  is  outstanding.  (The  rules of a  clearing  corporation currently  require  that  such  assets  be  deposited  in escrow to secure  payment  of the  exercise  price.)  The
Portfolio would  generally  write covered put options in  circumstances  where  Sub-advisor  wishes to purchase the underlying  security or currency for the  Portfolio's  portfolio at a price lower than the current  market price of the  security  or  currency.  In such event the  Portfolio  would write a put option at an  exercise  price  which, reduced  by the  premium  received  on the  option,  reflects  the  lower  price it is  willing  to pay.  Since the
Portfolio would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this  technique  could be used to enhance  current return during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market price of the  underlying  security or currency  would decline below  the  exercise  price  less the  premiums  received.  Such a decline  could be  substantial  and  result in a significant  loss to the Portfolio.  In addition,  the Portfolio,  because it does not own the specific  securities or currencies  which it may be required to purchase in exercise of the put,  cannot benefit from  appreciation,  if any, with respect to such specific securities or currencies.

          The  Portfolio  will not write a covered put option if, as a result,  the  aggregate  market value of all portfolio  securities  or  currencies  covering  put  or  call  options  exceeds  25% of the  market  value  of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets covering written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical  maturity  dates.  For a discussion  of certain  risks  involved in options,  see this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing  Put Options.  The  Portfolio  may  purchase  American or European  style put options.  As the holder of a put option,  the  Portfolio has the right to sell the  underlying  security or currency at the exercise price at any time during the option  period.  The Portfolio may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase put options for defensive purposes in order to protect  against an  anticipated  decline in the value of its  securities  or  currencies.  An example of such use of put  options is  provided in this  Statement  under  "Certain  Risk  Factors and  Investment
Methods."

          The  premium  paid by the  Portfolio  when  purchasing  a put option  will be recorded as an asset of the
Portfolio.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is  computed  (close of New York Stock
Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated  upon  expiration of the option,  the selling  (writing)  of an  identical  option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing  Call  Options.  The Portfolio may purchase  American or European  style call options.  As the holder of a call  option,  the  Portfolio  has the right to  purchase  the  underlying  security or currency at the exercise price at any time during the option period  (American  style) or at the expiration of the option (European style).  The Portfolio  may enter into closing sale  transactions  with respect to such  options,  exercise them or permit them to expire.  The Portfolio may purchase  call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current return.  The Portfolio may also purchase call options in order to acquire the  underlying  securities or  currencies.  Examples of such uses of call options are provided below.

          The Portfolio  may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized  gains on call options  previously  written by it. A call option  would be  purchased  for this purpose  where  tax  considerations  make  it  inadvisable  to  realize  such  gains  through  a  closing  purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          The Portfolio  will not commit more than 5% of its total assets to premiums when  purchasing  call or put options.

          Dealer Options.  The Portfolio may engage in  transactions  involving  dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded options,  if the  Portfolio  were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option were  exercised.  While the  Portfolio  will seek to enter into dealer  options only with  dealers who will agree to and which are  expected to be capable of entering  into  closing  transactions with the  Portfolio,  there can be no assurance  that the Portfolio  will be able to liquidate a dealer option at a favorable  price at any time prior to  expiration.  Failure by the dealer to do so would  result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures.  The Portfolio may enter into financial  futures  contracts,  including stock index, interest rate and currency futures ("futures" or "futures  contracts");  however, the Portfolio has no current intention of entering into interest rate futures.  The Portfolio,  however,  reserves the right to trade in financial futures of any kind.

          Stock index futures  contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio,  as a cash management  tool, or as an efficient way for  Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  Stock index futures  contracts are currently  traded with respect to the S&P 500 Index and other broad stock market indices,  such as the New York
Stock  Exchange  Composite  Stock Index and the Value Line  Composite  Stock Index.  The  Portfolio  may,  however, purchase or sell futures  contracts with respect to any stock index whose movements  will, in its judgment,  have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest  rate or  currency  futures  contracts  may be used to  attempt  to  hedge  against  changes  in prevailing  levels  of  interest  rates or  currency  exchange  rates in order to  establish  more  definitely  the effective  return on  securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard, the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in  interest  rates or  currency  exchange  rates and  purchase  such  futures as an offset  against  the effect of expected declines in interest rates or currency exchange rates.

          The  Portfolio  will  enter  into  futures  contracts  which are traded on  national  or foreign  futures exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United  States are  regulated  under the  Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures  contracts  could be used for the  above-referenced  purposes,  futures contracts  offer an effective and relatively low cost means of  implementing  the  Portfolio's  objectives in these areas.  For a discussion of futures  transactions  and certain risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory  Limitations.  The Portfolio  will engage in  transactions  in futures  contracts and options  thereon only for bona fide  hedging,  yield  enhancement  and risk  management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

          The  Portfolio  may not enter into  futures  contracts  or options  thereon if, with respect to positions which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial  margin deposits on the  Portfolio's  existing  futures and premiums paid for options on futures would exceed 5% of the net asset value of the  Portfolio  after  taking into  account  unrealized  profits and  unrealized  losses on any such contracts it has entered into;  provided  however,  that in the case of an option that is  in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances  involving the purchase of futures  contracts or call options  thereon or the writing of put options  thereon by the  Portfolio,  an amount of cash or other  liquid  assets  equal to the  market  value of the futures  contracts and options thereon (less any related margin  deposits),  will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

          Options on Futures  Contracts.  As an alternative to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar  to the use of  options on futures  contracts.  From time to time,  a single  order to purchase or sell futures  contracts  (or options  thereon) may be made on behalf of the  Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor or T. Rowe Price  Associates,  Inc. Such aggregated orders would be allocated among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner.
See this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods"  for a
description of certain risks involved in options and futures contracts.

          Additional  Futures and Options  Contracts.  Although the Portfolio has no current  intention of engaging in  futures  or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such futures or options  trading  might  involve  risks  which  differ  from those  involved  in the futures and options described above.

          Foreign  Futures and Options.  The Portfolio is permitted to invest in foreign  futures and options.  For a description of foreign  futures and options and certain risks involved  therein as well as certain risks involved in foreign  investing,  see this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Foreign  Currency  Transactions.  The  Portfolio  will  generally  enter  into  forward  foreign  currency exchange  contracts under two  circumstances.  First, when the Portfolio enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar  price of the security.  Second,  when the Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial  movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the
Portfolio's securities denominated in such foreign currency.  Alternatively,  where appropriate,  the Portfolio may hedge all or part of its foreign  currency  exposure  through the use of a basket of currencies or a proxy currency where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract  where the amount of the foreign  currency  to be sold  exceeds the value of the securities  denominated  in such  currency.  The use of this basket  hedging  technique  may be more  efficient and economical  than entering  into separate  forward  contracts for each currency held in the  Portfolio.  The precise matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such securities in foreign  currencies  will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered  into and the date it matures.
The projection of short-term  currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging  strategy is highly  uncertain.  Other than as set forth  above,  and  immediately  below,  the
Portfolio will also not enter into such forward  contracts or maintain a net exposure to such  contracts  where the consummation  of the contracts  would obligate the Portfolio to deliver an amount of foreign  currency in excess of the value of the Portfolio's  securities or other assets denominated in that currency.  The Portfolio,  however, in order to avoid excess  transactions  and  transaction  costs,  may maintain a net exposure to forward  contracts in excess  of the  value of the  Portfolio's  securities  or  other  assets  to which  the  forward  contracts  relate
(including  accrued  interest to the  maturity of the forward on such  securities)  provided  the excess  amount is
"covered" by liquid,  high-grade debt securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these purposes "the  securities or other assets to which the forward  contracts  relate may be  securities  or assets  denominated  in a single  currency,  or where proxy  forwards  are used,  securities denominated  in more than one  currency.  Under normal  circumstances,  consideration  of the prospect for currency
parities  will  be  incorporated   into  the  longer  term  investment   decisions  made  with  regard  to  overall
diversification  strategies.  However,  Sub-advisor  believes that it is important to have the flexibility to enter into such forward  contracts when it determines  that the best  interests of the Portfolio will be served.  Forward foreign currency exchange contracts ("forwards") will generally have terms of less than one year.

         At the maturity of a forward  contract,  the  Portfolio  may either sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security  and  terminate  its  contractual  obligation  to deliver the foreign  currency by  purchasing  an  "offsetting"  contract  obligating  it to  purchase,  on the same maturity date, the same amount of the foreign currency.

         As indicated  above,  it is impossible  to forecast with absolute  precision the market value of portfolio securities  at the  expiration  of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional  foreign  currency on the spot market  (and bear the expense of such  purchase)  if the market value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid  excessive  transactions  and  transaction  costs,  the  Portfolio may use liquid,  high-grade  debt securities  denominated in any currency,  to cover the amount by which the value of a forward  contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio  security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract prices.  If the  Portfolio  engages in an  offsetting  transaction,  it may  subsequently  enter into a new forward contract to sell the foreign  currency.  Should forward  prices  decline during the period between the  Portfolio's entering  into a forward  contract  for the sale of a foreign  currency  and the date it enters into an  offsetting contract for the purchase of the foreign  currency,  the  Portfolio  will realize a gain to the extent the price of the  currency it has agreed to sell exceeds the price of the  currency it has agreed to  purchase.  Should  forward prices  increase,  the  Portfolio  will  suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the transactions  described  above.  However,  the Portfolio  reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally,  although such  contracts tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its  holdings  of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the difference  (the "spread")  between the prices at which they are buying  and  selling  various  currencies.  Thus,  a dealer  may offer to sell a foreign  currency  to the
Portfolio  at one rate,  while  offering a lesser  rate of  exchange  should the  Portfolio  desire to resell  that currency to the dealer.

         When the Portfolio  purchases a foreign bond with a higher  interest rate than is available on U.S.  bonds of a similar maturity,  the additional yield on the foreign bond could be substantially  lost if the Portfolio were to enter into a direct  hedge by selling the foreign  currency  and  purchasing  the U.S.  dollar.  This is what is known as the "cost" of hedging.  Proxy hedging  attempts to reduce this cost through an indirect  hedge back to the
U.S.  dollar.  It is  important  to note that  hedging  costs are  treated  as  capital  transactions  and are not, therefore,  deducted from the Portfolio's  dividend  distribution and are not reflected in its yield.  Instead such costs will,  over time, be reflected in the  Portfolio's  net asset value per share.  For an additional  discussion of certain risks  involved in foreign  investing,  see this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Federal  Tax  Treatment  of Options,  Futures  Contracts  and  Forward  Foreign  Exchange  Contracts.  The
Portfolio may enter into certain option,  futures,  and forward foreign exchange  contracts,  including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section 1256  contracts will be considered to have been closed at the end of the  Portfolio's  fiscal  year and any gains or losses  will be  recognized  for tax  purposes at that time.
Such gains or losses from the normal  closing or  settlement  of such  transactions  will be  characterized  as 60%
long-term  capital  gain  (taxable  at a  maximum  rate of 20%) or loss  and 40%  short-term  capital  gain or loss regardless of the holding  period of the instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary  income or loss).  The  Portfolio  will be  required  to  distribute  net  gains on such  transactions  to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward foreign  exchange  contracts,  including  options and futures on currencies, which offset a foreign dollar  denominated bond or currency  position may be considered  straddles for tax purposes in which case a loss on any  position in a straddle  will be subject to deferral to the extent of  unrealized  gain in an offsetting  position.  The holding  period of the  securities or currencies  comprising  the straddle will be deemed  not to begin  until  the  straddle  is  terminated.  The  holding  period  of the  security  offsetting  an
"in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to  continue  to qualify  for  federal  income tax  treatment  as a regulated investment  company,  at least 90% of its gross income for a taxable year must be derived from  qualifying  income,
i.e.,  dividends,  interest,  income  derived from loans of  securities,  and gains from the sale of  securities or currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward  contracts may be deemed a "constructive  sale" of offsetting  securities,  which could result in a taxable gain from the sale being  distributed  to  shareholders.  The Portfolio  would be required to  distribute  any such gain even though it would not receive  proceeds from the sale at the time the option,  futures or forward  position is entered into.

          Hybrid  Commodity and Security  Instruments.  Instruments  have been developed which combine the elements of futures  contracts  or options with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter
"Hybrid  Instruments").  Often these  hybrid  instruments  are indexed to the price of a  commodity  or  particular currency  or a domestic  or foreign  debt or equity  securities  index.  Hybrid  instruments  may take a variety of forms,  including,  but not limited to, debt  instruments  with interest or principal  payments or redemption terms determined  by reference to the value of a currency or  commodity at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion terms related to a particular  commodity.  For a discussion of certain risks  involved in hybrid  instruments,  see this Statement under "Certain Risk Factors and Investment Methods."

         Debt  Securities.  The  Portfolio's  investment  program  permits it to purchase  below  investment  grade securities.  Since investors  generally  perceive that there are greater risks  associated with investment in lower quality  securities,  the yields  from such  securities  normally  exceed  those  obtainable  from  higher  quality securities.  However,  the principal  value of  lower-rated  securities  generally  will fluctuate more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default -- that is, the nonpayment of interest and  principal  by the issuer than higher  quality  investments.  Such  securities  are also subject to special risks,  discussed below. Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit analysis,  and  attention  to trends in the  economy,  industries  and  financial  markets,  such  efforts will not eliminate  all risk.  There can,  of course,  be no  assurance  that the  Portfolio  will  achieve  its  investment objective.

         After  purchase  by the  Portfolio,  a debt  security  may cease to be rated or its  rating may be reduced below the minimum  required for purchase by the  Portfolio.  Neither  event will require a sale of such security by the  Portfolio.  However,  Sub-advisor  will  consider  such event in its  determination  of whether the  Portfolio should  continue to hold the security.  To the extent that the ratings  given by Moody's  Investors  Service,  Inc.
("Moody's") or Standard & Poor's  Corporation  ("S&P") may change as a result of changes in such  organizations  or their rating  systems,  the  Portfolio  will attempt to use  comparable  ratings as standards  for  investments  in accordance  with the investment  policies  contained in the  prospectus.  The Portfolio may invest up to 20% of its total assets in  securities  rated below BBB or Baa,  including  bonds in default or those with the lowest  rating.
See  the  Appendix  to  this  Statement  for a  more  complete  description  of the  ratings  assigned  by  ratings organizations and their respective characteristics.

         High Yield,  High Risk  Securities.  Below  investment  grade  securities  (rated below Baa by Moody's and below BBB by S&P) or unrated  securities of equivalent quality in the Sub-advisor's  judgment,  carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such  securities),  generally involve greater  volatility  of price and risk of principal  and income,  and may be less liquid,  than  securities  in the higher  rating  categories  and are  considered  speculative.  The lower the ratings of such debt  securities,  the greater  their risks render them like equity  securities.  For an additional  discussion of certain risks  involved in investing in lower-rated  debt  securities,  see this Statement and the Trust's  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Zero-Coupon  Securities.  The Portfolio may invest in zero-coupon  securities which pay no cash income and are sold at  substantial  discounts from their value at maturity.  For a discussion of  zero-coupon  securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio  Securities.  For the purpose of realizing additional income, the Portfolio may make secured  loans of portfolio  securities  amounting to not more than 33 1/3% of its total  assets.  This policy is a
"fundamental  policy."  Securities  loans are made to  broker-dealers,  institutional  investors,  or other persons pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government  securities.  While the  securities are being lent, the Portfolio will continue to receive the  equivalent  of the  interest or  dividends  paid by the issuer on the  securities,  as well as interest on the investment of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the  securities  on three  business  days' notice or, in connection  with  securities  trading on foreign  markets, within such longer  period of time which  coincides  with the normal  settlement  period for purchases and sales of such securities in such foreign  markets.  The Portfolio will not have the right to vote securities  while they are being  lent,  but it will  call a loan in  anticipation  of any  important  vote.  The risks in  lending  portfolio securities,  as with other  extensions  of  secured  credit,  consist of  possible  delay in  receiving  additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to  approval  by the SEC,  the  Portfolio  may make loans to, or borrow funds from,  other  mutual funds  sponsored or advised by the  Sub-advisor  or T. Rowe Price  Associates,  Inc. The
Portfolio has no current intention of engaging in these practices at this time.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST T. Rowe Price Global Bond Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Pledge,  mortgage or hypothecate  its assets in excess,  together with permitted  borrowings,  of
1/3 of its total assets;

         2.       Purchase  securities on margin,  unless, by virtue of its ownership of other  securities,  it has the  right to  obtain  securities  equivalent  in kind and  amount  to the  securities  sold  and,  if the right is conditional,  the sale is made upon the same  conditions,  except in connection  with  arbitrage  transactions  and except that the  Portfolio  may obtain such  short-term  credits as may be necessary for the clearance of purchases and sales of securities;

         3.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities;

         4.       Buy options on securities  or financial  instruments,  unless the aggregate  premiums paid on all such  options  held by the  Portfolio  at any time do not  exceed  20% of its net  assets;  or sell put  options on securities if, as a result,  the aggregate  value of the  obligations  underlying such put options would exceed 50%
of the Portfolio's net assets;

         5.       Enter into  futures  contracts  or purchase  options  thereon  which do not  represent  bona fide hedging unless  immediately after the purchase,  the value of the aggregate initial margin with respect to all such futures  contracts  entered  into on behalf of the  Portfolio  and the  premiums  paid for such  options on futures contracts  does not exceed 5% of the  Portfolio's  total  assets,  provided  that in the case of an option  that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         6.       Purchase  warrants  if as a result  warrants  taken at the  lower of cost or market  value  would represent more than 10% of the value of the Portfolio's  total net assets,  except that this  restriction  does not apply to warrants acquired as a result of the purchase of another security;

         7.       Make  securities  loans if the value of such  securities  loaned  exceeds 30% of the value of the
Portfolio's  total  assets  at the  time  any  loan is  made;  all  loans  of  portfolio  securities  will be fully collateralized  and marked to market daily.  The  Portfolio  has no current  intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

         8.       Purchase or sell real estate limited partnership interests.

         9.       Purchase securities which are not bonds denominated in foreign currency  ("international  bonds")
if,  immediately after such purchase,  less than 65% of its total assets would be invested in international  bonds, except that for temporary  defensive  purposes the Portfolio may purchase  securities  which are not  international bonds without limitation;

         10.      Borrow  money in excess of 5% of its total  assets  (taken at market  value) or borrow other than from banks;  however,  in the case of reverse  repurchase  agreements,  the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

         11.      Invest more than 20% of its total assets in below investment  grade,  high-risk bonds,  including bonds in default or those with the lowest rating;

         12.      Invest in companies for the purpose of exercising management or control;

         13.      Purchase  securities of open-end or closed-end  investment  companies  except in compliance  with the 1940 Act; or

         14.      Effect short sales of securities.

         In addition to the restrictions  described above,  some foreign  countries limit, or prohibit,  all direct foreign  investment  in the  securities  of their  companies.  However,  the  governments  of some  countries  have authorized the  organization of investment  funds to permit indirect  foreign  investment in such  securities.  For tax  purposes  these  funds may be known as Passive  Foreign  Investment  Companies.  The  Portfolio  is subject to certain percentage  limitations under the 1940 Act relating to the purchase of securities of investment  companies, and may be subject to the  limitation  that no more than 10% of the value of the  Portfolio's  total  assets may be invested in such securities.

         Restrictions  with respect to repurchase  agreements  shall be construed to be for  repurchase  agreements entered  into  for  the  investment  of  available  cash  consistent  with  the  Portfolio's  repurchase  agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a  percentage  restriction  on  investment  or  utilization  of assets as set forth  under  "Investment
Restrictions"  and  "Investment  Policies" above is adhered to at the time an investment is made, a later change in percentage  resulting  from changes in the value or the total cost of  Portfolio's  assets will not be considered a violation of the restriction.

AST Federated High Yield Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek high  current  income by investing primarily  in a  diversified  portfolio  of fixed  income  securities.  The fixed  income  securities  in which the
Portfolio intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities.  The Portfolio  invests  primarily in corporate debt securities.  The corporate debt  obligations  in which the  Portfolio  intends to invest are expected to be  lower-rated.  For a discussion of the special risks  associated  with  lower-rated  securities,  see the Trust's  Prospectus and this Statement under
"Certain Risk Factors and  Investment  Methods."  Corporate  debt  obligations  in which the Portfolio  invests may bear fixed, floating,  floating and contingent,  or increasing rates of interest.  They may involve equity features such as  conversion or exchange  rights,  warrants for the  acquisition  of common stock of the same or a different issuer,  participations based on revenues,  sales or profits, or the purchase of common stock in a unit transaction
(where corporate debt securities and common stock are offered as a unit).

         U.S. Government  Obligations.  The types of U.S. government  obligations in which the Portfolio may invest include,  but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills,  notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or  instrumentalities  (such as the Federal
Home Loan Banks,  Federal National Mortgage  Association,  Government National Mortgage  Association,  Federal Farm
Credit Banks,  Tennessee Valley Authority,  Export-Import Bank of the United States,  Commodity Credit Corporation,
Federal Financing Bank, Student Loan Marketing  Association,  Federal Home Loan Mortgage  Corporation,  or National
Credit Union  Administration).  These securities may be backed by: the full faith and credit of the U.S.  Treasury;
the  issuer's  right to borrow from the U.S.  Treasury;  the  discretionary  authority  of the U.S.  government  to purchase  certain  obligations  of agencies or  instrumentalities;  or the credit of the agency or  instrumentality issuing the  obligations.  For an additional  discussion of the types of U.S.  government  obligations in which the
Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Time and  Savings  Deposits  and  Bankers'  Acceptances.  The  Portfolio  may enter into time and  savings deposits (including  certificates of deposit) and may purchase bankers'  acceptances.  The Portfolio may enter into time and savings  deposits  (including  certificates  of deposit) in commercial or savings banks whose deposits are insured by the Bank  Insurance  Fund  ("BIF"),  or the  Savings  Association  Insurance  Fund  ("SAIF"),  including certificates  of  deposit  issued by and other  time  deposits  in  foreign  branches  of  BIF-insured  banks.  The
Portfolio may also purchase  bankers'  acceptances  issued by a BIF-insured  bank, or issued by the bank's Edge Act subsidiary and  guaranteed by the bank,  with  remaining  maturities of nine months or less. The total  acceptances of any bank held by the Portfolio  cannot exceed 0.25 of 1% of such bank's total  deposits  according to the bank's last  published  statement of condition  preceding the date of  acceptance;  and general  obligations of any state, territory,  or possession of the United States,  or their  political  subdivisions,  so long as they are either (1)
rated in one of the four highest grades by nationally  recognized  statistical  rating  organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         When-Issued and Delayed Delivery  Transactions.  The Portfolio may purchase  fixed-income  securities on a when-issued or delayed delivery basis.  The Portfolio may engage in when-issued and delayed  delivery  transactions only for the purpose of acquiring portfolio  securities  consistent with the Portfolio's  investment  objective and policies,  not for investment  leverage.  These  transactions  are  arrangements  in which the Portfolio  purchases securities  with payment and delivery  scheduled for a future time.  Settlement  dates may be a month or more after entering  into these  transactions,  and the market values of the  securities  purchased may vary from the purchase prices.  These  transactions  are made to secure what is considered to be an  advantageous  price and yield for the
Portfolio.

         No fees or other expenses,  other than normal transaction costs, are incurred.  However,  liquid assets of the  Portfolio  sufficient to make payment for the  securities  to be purchased  are  segregated at the trade date.
These  securities  are  marked  to  market  daily  and will  maintain  until the  transaction  is  settled.  For an additional  discussion of  when-issued  securities  and certain risks involved  therein,  see this Statement  under
"Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  In  order to  generate  additional  income,  the  Portfolio  may lend its securities to  brokers/dealers,  banks, or other  institutional  borrowers of securities.  The collateral  received when the  Portfolio  lends  portfolio  securities  must be valued daily and,  should the market value of the loaned securities increase,  the borrower must furnish additional  collateral to the Portfolio.  During the time portfolio securities  are on loan, the borrower pays the Portfolio any dividends or interest paid on such  securities.  Loans are subject to  termination  at the option of the  Portfolio or the  borrower.  The  Portfolio  may pay  reasonable administrative  and  custodial  fees in  connection  with a loan and may pay a  negotiated  portion of the interest earned on the cash or cash  equivalent  collateral to the borrower or placing  broker.  The Portfolio does not have the right to vote  securities  on loan,  but would  terminate  the loan and  regain  the right to vote if that were considered important with respect to the investment.

         Reverse  Repurchase  Agreements.  The Portfolio may also enter into reverse  repurchase  agreements.  When effecting  reverse  repurchase  agreements,  liquid assets of the Portfolio,  in a dollar amount sufficient to make payment for the  obligations  to be purchased,  are  segregated at the trade date.  These  securities are marked to market  daily and are  maintained  until the  transaction  is  settled.  During the period any  reverse  repurchase agreements  are  outstanding,  but only to the extent  necessary  to ensure  completion  of the reverse  repurchase agreements,  the  Portfolio  will  restrict  the  purchase of portfolio  instruments  to money  market  instruments maturing on or before the  expiration  date of the  reverse  repurchase  agreements.  For a  discussion  of reverse repurchase  agreements and certain risks involved therein,  see the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments  and Swaps.  The Portfolio  may invest in certain  types of derivative  contracts.
Depending  upon how the Portfolio uses  derivative  contracts and the  relationships  between the market value of a derivative  contract and the  underlying  asset,  derivative  contracts  may  increase or decrease the  Portfolio's exposure to interest rate risks,  and may also expose the Portfolio to liquidity.  The type of derivative  contract that the  Portfolio  may in invest in are known as swaps.  Swaps are  contracts  in which two parties  agree to pay each other (swap) the returns  derived from  underlying  assets with differing  characteristics.  Most swaps do not involve  the  delivery  of the  underlying  assets by  either  party,  and the  parties  might  not own the  assets underlying  the swap.  The payments are usually made on a net basis so that, on any given day, the Portfolio  would receive (or pay) only the amount by which its payment  under the  contract is less than (or  exceeds) the amount of the other party's payment.  Swap agreements are  sophisticated  instruments that can take many different forms, and are known by a variety of names  including  caps,  floors,  and collars.  Common swap agreements that the Portfolio may use include  total return  swaps.  Total return swaps are  contracts in which one party agrees to make payments of the total  return from the  underlying  asset during the  specified  period,  in return for payments  equal to a fixed or floating rate of interest or the total return from another underlying asset.

         Portfolio  Turnover.  The Portfolio may experience  greater portfolio turnover than would be expected with a portfolio of higher-rated  securities.  For an additional  discussion of portfolio  turnover,  see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Adverse  Legislation.  In 1989,  legislation was enacted that required  federally insured savings and loan associations to divest their holdings of lower-rated  bonds by 1994. This  legislation  also created the Resolution
Trust  Corporation  (the  "RTC"),  which  disposed of a  substantial  portion of  lower-rated  bonds held by failed savings  and loan  associations.  The  reduction  of the number of  institutions  empowered  to  purchase  and hold lower-rated  bonds,  and the divestiture of bonds by these  institutions and the RTC, have had an adverse impact on the overall  liquidity of the market for such bonds.  Federal and state  legislatures  and regulators  have and may continue  to  propose  new laws and  regulations  designed  to limit the  number or type of  institutions  that may purchase  lower-rated  bonds,  reduce the tax benefits to issuers of such bonds, or otherwise  adversely impact the liquidity  of such  bonds.  The  Portfolio  cannot  predict  the  likelihood  that any of these  proposals  will be adopted, or their potential impact on the liquidity of lower-rated bonds.

         Foreign  Securities.  The Portfolio may invest up to 5% of its total assets in foreign securities that are not publicly  traded in the United  States.  For a discussion of certain risks  involved with  investing in foreign securities,  including  currency risks,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Federated High Yield Portfolio.  The limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not invest more than 15% of the value of its net assets in  securities  that are not readily marketable;

         2.       The Portfolio  will not purchase the  securities  of any issuer (other than the U.S.  government, its agencies,  or  instrumentalities  or  instruments  secured by  securities  of such issuers,  such as repurchase agreements)  if as a result more than 5% of the value of its total  assets would be invested in the  securities  of such issuer.  For these  purposes,  the Portfolio  takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.

AST Lord Abbett Bond-Debenture Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  seek  high  current  income  and  the opportunity for capital appreciation to produce a high total return.

Investment Policies:

         Convertible  Securities.  The  Portfolio  may  invest  in  convertible  bonds  and  convertible  preferred stocks.  These  investments  tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST Lord Abbett Bond-Debenture  Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Pledge  its  assets  (other  than to secure  borrowings,  or to the extent  permitted  by the  Portfolio's investment policies);

2.       Make short sales of securities;

3.       Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

4.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

5.       Invest in real estate limited  partnership  interests or interests in oil, gas or other mineral leases, or exploration or other development  programs,  except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

6.       Write,  purchase or sell puts, calls,  straddles,  spreads or combinations  thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

7.       Invest  more  than  10% of the  market  value  of its  gross  assets  at the  time of  investment  in debt securities that are in default as to interest or principal.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with  preservation  of capital.  The  Sub-advisor  will seek to employ prudent  investment  management  techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Borrowing.  The  Portfolio  may  borrow for  temporary  administrative  purposes.  This  borrowing  may be unsecured.  The 1940 Act  requires the  Portfolio  to maintain  continuous  asset  coverage  (that is, total assets including  borrowings,  less  liabilities  exclusive of  borrowings)  of 300% of the amount  borrowed.  If the 300%
asset coverage should decline as a result of market  fluctuations  or other reasons,  the Portfolio may be required to sell some of its  holdings  within  three days to reduce the debt and  restore  the 300%  asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Borrowing will tend to  exaggerate  the  effect  on net  asset  value of any  increase  or  decrease  in the  market  value of the
Portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Portfolio also may be required to maintain  minimum average  balances in connection with  such  borrowing  or to pay a  commitment  or  other  fee to  maintain  a line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above,  the  Portfolio  may enter into  reverse  repurchase  agreements  and  "mortgage dollar  rolls."  A  reverse  repurchase  agreement  involves  the  sale  of a  portfolio-eligible  security  by the
Portfolio,  coupled with its agreement to repurchase  the  instrument at a specified  time and price.  In a "dollar roll"  transaction  the  Portfolio  sells a  mortgage-related  security  (such as a GNMA  security) to a dealer and simultaneously  agrees  to  repurchase  a  similar  security  (but  not  the  same  security)  in the  future  at a pre-determined  price. A "dollar roll" can be viewed,  like a reverse  repurchase  agreement,  as a  collateralized borrowing in which the  Portfolio  pledges a  mortgage-related  security to a dealer to obtain cash.  Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same  securities as those  originally  sold by the  Portfolio,  but only  securities which are "substantially  identical." To be considered  "substantially  identical," the securities  returned to the
Portfolio  generally must: (1) be  collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated  maturity;  (4) have identical net coupon rates; (5) have similar  maturity:  (4) have identical net coupon rates; (5) have similar market yields (and therefore price);  and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal amounts of the securities  delivered and received back must be within 2.5% of the initial amount  delivered.  The  Portfolio's obligations  under a dollar roll  agreement  must be covered by cash or other  liquid  assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both  dollar roll and  reverse  repurchase  agreements  will be subject to the 1940 Act's  limitations  on borrowing,  as discussed  above.  Furthermore,  because dollar roll  transactions  may be for terms ranging between one and six months,  dollar roll  transactions  may be deemed  "illiquid"  and subject to the  Portfolio's  overall limitations on investments in illiquid securities.

         Corporate Debt Securities.  The Portfolio's  investments in U.S.  dollar- or foreign  currency-denominated corporate  debt  securities  of domestic or foreign  issuers are limited to corporate  debt  securities  (corporate bonds,  debentures,  notes and other similar corporate debt instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion comparable in quality to corporate  debt  securities  in which the Portfolio may invest.  In the event that ratings services assign  different  ratings to the same security,  the Sub-advisor  will determine which rating it believes best  reflects  the  security's  quality  and risk at that time,  which may be the higher of the  several  assigned ratings.  The rate of return or return of  principal  on some  debt  obligations  may be linked or  indexed  to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the  corporate  bonds in which the Portfolio may invest are  convertible  securities.  A convertible security is a bond,  debenture,  note, or other  security that entitles the holder to acquire common stock or other equity  securities of the same or a different  issuer.  A  convertible  security  generally  entitles the holder to receive  interest paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.
Before  conversion,  convertible  securities  have  characteristics  similar  to  nonconvertible  debt  securities.
Convertible  securities rank senior to common stock in a corporation's capital structure and, therefore,  generally entail less risk than the  corporation's  common stock,  although the extent to which such risk is reduced  depends in large  measure  upon the  degree to which  the  convertible  security  sells  above its value as a  fixed-income security.

         A  convertible  security  may be subject  to  redemption  at the  option of the issuer at a  predetermined price.  If a convertible  security held by the Portfolio is called for  redemption,  the Portfolio will be required to  permit  the  issuer to redeem  the  security  and  convert  it to  underlying  common  stock,  or will sell the convertible  security to a third party.  The Portfolio  generally would invest in convertible  securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments  in securities  rated below  investment  grade that are eligible for purchase by the Portfolio
(i.e.,  rated B or better by Moody's or S&P) are  described as  "speculative"  by both Moody's and S&P.  Investment in  lower-rated  corporate  debt  securities  ("high  yield  securities")  generally  provides  greater  income and increased  opportunity  for capital  appreciation  than  investments  in higher quality  securities,  but they also typically  entail  greater  price  volatility  and  principal  and income  risk.  These high yield  securities  are regarded  as high risk and  predominantly  speculative  with  respect to the  issuer's  continuing  ability to meet principal and interest  payments.  The market for these  securities is relatively  new, and many of the outstanding high yield  securities  have not endured a major  business  recession.  A long-term  track record on default rates,
such  as  that  for  investment  grade  corporate  bonds,  does  not  exist  for  this  market.   Analysis  of  the
creditworthiness  of issuers of debt  securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk  securities  may be more  susceptible  to real or  perceived  adverse  economic and competitive  industry  conditions than investment  grade  securities.  The price of high yield securities have been found to be less sensitive to interest-rate  adverse economic  downturns or individual  corporate  developments.  A projection of an economic  downturn or of a period of rising interest rates, for example,  could cause a decline in high yield  security  prices  because the advent of a  recession  could  lessen the  ability of a highly  leveraged company to make  principal  and interest  payments on its debt  securities.  If an issuer of high yield  securities defaults,  in addition to risking  payment of all or a portion of interest and  principal,  the Portfolio may incur additional  expenses  to  seek  recovery.  In the  case of high  yield  securities  structured  as  zero-coupon  or pay-in-kind  securities,  their  market  prices are  affected to a greater  extent by interest  rate  changes,  and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The  secondary  market on which high yield,  high risk  securities  are traded may be less liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading market could  adversely  affect the price at which the  Portfolio  could sell a high yield  security,  and could  adversely  affect the daily net asset value of the shares.  Adverse  publicity and investor  perceptions,  whether or not based on fundamental  analysis, may  decrease  the values and  liquidity  of high yield  securities  especially  in a  thinly-traded  market.  When secondary  markets for high yield  securities are less liquid than the market for higher grade  securities,  it may be more  difficult to value the  securities  because such  valuation  may require  more  research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective data  available.  The
Sub-advisor  seeks to minimize the risks of investing in all securities  through  diversification,  in-depth credit analysis  and  attention  to current  developments  in  interest  rates and market  conditions.  For an  additional discussion  of  certain  risks  involved  in  lower-rated  debt  securities,  see this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation  on Creditors  Committees.  The  Portfolio may from time to time  participate  on committees formed by creditors to negotiate  with the  management of financially  troubled  issuers of securities  held by the
Portfolio.  Such  participation  may  subject  the  Portfolio  to  expenses  such as  legal  fees  and may make the
Portfolio an "insider" of the issuer for purposes of the federal  securities  laws,  and therefore may restrict the
Portfolio's  ability to trade in or acquire additional  positions in a particular  security when it might otherwise desire to do so.  Participation  by the  Portfolio on such  committees  also may expose the  Portfolio to potential liabilities  under the federal  bankruptcy  laws or other laws  governing the rights of creditors and debtors.  The
Portfolio  will  participate on such  committees  only when the  Sub-advisor  believes that such  participation  is necessary or desirable to enforce the  Portfolio's  rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related  Securities.  The Portfolio may invest in  mortgage-backed  securities.  Mortgage-related securities  are interests in pools of mortgage  loans made to  residential  home buyers,  including  mortgage loans made by savings and loan  institutions,  mortgage  bankers,  commercial  banks and others.  Pools of mortgage loans are  assembled  as  securities  for sale to  investors  by various  governmental,  government-related  and  private organizations  (see "Mortgage  Pass-Through  Securities").  The Portfolio may also invest in debt securities  which
are  secured  with   collateral   consisting  of   mortgage-related   securities  (see   "Collateralized   Mortgage
Obligations"), and in other types of mortgage-related securities.

         Interests  in pools of  mortgage-related  securities  differ  from other forms of debt  securities,  which normally  provide  for  periodic  payment of  interest  in fixed  amounts  with  principal  payments at maturity or specified  call dates.  Instead,  these  securities  provide a monthly  payment which consists of both interest and principal  payments.  In  effect,  these  payments  are a  "pass-through"  of  the  monthly  payments  made  by the individual  borrowers on their  residential  or commercial  mortgage  loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal  resulting from the sale of the  underlying  property,  refinancing  or  foreclosure,  net of fees or  costs  which  may be  incurred.  Some mortgage-related  securities  (such as securities  issued by the  Government  National  Mortgage  Association)  are
described as "modified  pass-through."  These  securities  entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled  payment dates  regardless of whether or not the mortgagor actually makes the payment.

         The principal  governmental  guarantor of mortgage-related  securities is the Government National Mortgage
Association  ("GNMA").  GNMA is a wholly  owned United  States  Government  corporation  within the  Department  of
Housing  and Urban  Development.  GNMA is  authorized  to  guarantee,  with the full faith and credit of the United
States  Government,  the timely payment of principal and interest on securities issued by institutions  approved by
GNMA  (such as  savings  and loan  institutions,  commercial  banks and  mortgage  bankers)  and backed by pools of
FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e.,  not  backed by the full  faith and  credit  of the  United  States
Government)  include the  Federal  National  Mortgage  Association  ("FNMA")  and the  Federal  Home Loan  Mortgage
Corporation  ("FHLMC").  FNMA is a government-sponsored  corporation owned entirely by private stockholders.  It is subject to general  regulation  by the  Secretary of Housing and Urban  Development.  FNMA  purchases  conventional
(i.e.,  not  insured  or  guaranteed  by any  government  agency)  residential  mortgages  from a list of  approved seller/servicers  which include state and federally chartered savings and loan associations,  mutual savings banks, commercial banks and credit unions and mortgage  bankers.  Pass-though  securities issued by FNMA are guaranteed as to timely  payment of principal  and interest by FNMA but are not backed by the full faith and credit of the United
States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the  availability  of mortgage  credit for residential  housing. It is a  government-sponsored  corporation formerly owned by the twelve Federal Home Loan
Banks and now owned  entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PC's")  which represent  interests in  conventional  mortgages  from FHLMC's  national  portfolio.  FHLMC  guarantees  the timely payment of interest and ultimate  collection of  principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions,  private mortgage insurance  companies,  mortgage bankers and other  secondary  market issuers also create  pass-though  pools of  conventional  residential  mortgage loans.
Such issuers may, in addition,  be the  originators  and/or  servicers of the underlying  mortgage loans as well as the guarantors of the mortgage-related  securities.  Pools created by such nongovernmental  issuers generally offer a higher rate of interest  than  government  and  government-related  pools because there are no direct or indirect government  or agency  guarantees  of  payments  in the former  pools.  However,  timely  payment of  interest  and principal of these pools may be supported by various forms of insurance or guarantees,  including  individual loan, title,  pool and hazard  insurance and letters of credit.  The insurance and guarantees are issued by  governmental entities,  private insurers and the mortgage  poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof will be  considered  in  determining  whether a  mortgage-related  security  meets the Trust's investment  quality  standards.  There can be no assurance  that the private  insurers or guarantors can meet their obligations  under the  insurance  policies or  guarantee  arrangements.  The  Portfolio  may buy  mortgage-related securities  without  insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers  and  poolers,  the  Sub-advisor  determines  that the  securities  meet the  Trust's  quality standards.  Although the market for such securities is becoming  increasingly liquid,  securities issued by certain private organizations may not be readily marketable.  The Portfolio will not purchase  mortgage-related  securities or any other assets  which in the  Sub-advisor's  opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities  that are  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or instrumentalities,  are not  subject to the  Portfolio's  industry  concentration  restrictions,  set forth in this
Statement  under  "Investment  Restrictions,"  by virtue of the  exclusion  from  that test  available  to all U.S.
Government  securities.  In the case of privately  issued  mortgage-related  securities,  the  Portfolio  takes the position  that  mortgage-related  securities do not represent  interests in any  particular  "industry" or group of industries.  The assets  underlying  such  securities may be  represented by a portfolio of first lien  residential mortgages  (including  both whole  mortgage loans and mortgage  participation  interests) or portfolios of mortgage
pass-through   securities   issued  or  guaranteed  by  GNMA,   FNMA  or  FHLMC.   Mortgage   loans   underlying  a
mortgage-related  security  may in turn be insured or  guaranteed  by the  Federal  Housing  Administration  or the
Department of Veterans Affairs.  In the case of private issue  mortgage-related  securities whose underlying assets are neither U.S. Government securities nor U.S.  Government-insured  mortgages,  to the extent that real properties securing  such assets may be located in the same  geographical  region,  the  security  may be subject to a greater risk of  default  that  other  comparable  securities  in the event of  adverse  economic,  political  or  business developments  that may affect such region and  ultimately,  the ability of residential  homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs). A CMO is a hybrid between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond,  interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured  into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call protection  through a de facto  breakdown of the underlying pool of mortgages  according to how quickly the
                              --------
loans  are  repaid.  Monthly  payment  of  principal  received  from the pool of  underlying  mortgages,  including prepayments,  is first returned to investors  holding the shortest  maturity  class.  Investors  holding the longer maturity classes receive  principal only after the first class has been retired.  An investor is partially  guarded against a sooner than desired return or principal because of the sequential payments.

         In a typical CMO transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z) of the
CMO bonds  ("Bonds").  Proceeds of the Bond  offering  are used to  purchase  mortgages  or  mortgage  pass-through certificates  ("Collateral").  The  Collateral  is pledged to a third  party  trustee  as  security  for the Bonds.
Principal and interest  payments from the  Collateral  are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear  current  interest.  Interest  on the  Series Z Bond is accrued  and added to principal  and a like amount is paid as principal on the Series A, B, or C Bond  currently  being paid off. When the  Series A, B, and C Bonds are paid in full,  interest  and  principal  on the  Series Z Bond  begins to be paid currently.  With some  CMOs,  the  issuer  serves as a conduit to allow loan  originators  (primarily  builders  or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple  classes  having  different  maturity  dates  which are  secured by the  pledge of a pool of  conventional mortgage  loans  purchased  by FHLMC.  Unlike FHLMC PCs,  payments of  principal  and interest on the CMOs are made semiannually,  as  opposed  to  monthly.  The  amount of  principal  payable  on each  semiannual  payment  date is determined in accordance with FHLMC's  mandatory  sinking fund schedule,  which, in turn, is equal to approximately
100% of FHA prepayment  experience  applied to the mortgage  collateral pool. All sinking fund payments in the CMOs are  allocated  to the  retirement  of the  individual  classes of bonds in the order of their  stated  maturities.
Payment of  principal  on the  mortgage  loans in the  collateral  pool in excess of the amount of FHLMC's  minimum sinking  fund  obligation  for any payment  date are paid to the  holders of the CMOs as  additional  sinking  fund payments.  Because of the  "pass-through"  nature of all  principal  payments  received on the  collateral  pool in excess of FHLMC's minimum sinking fund  requirement,  the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage loans during any semiannual  payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation on the next sinking fund payment date,
FHLMC agrees to make up the deficiency from its general funds.

         Criteria  for the mortgage  loans in the pool backing the FHLMC CMOs are  identical to those of FHLMC PCs.
FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional  discussion of mortgage-backed  securities and certain risks involved therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities  other than those  described  above that directly or  indirectly  represent a  participation  in, or are secured by and payable from,  mortgage  loans on real  property,  including CMO residuals or stripped  mortgage-backed  securities.  Other mortgage-related  securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.
Government  or  by  private  originators  of,  or  investors  in,  mortgage  loans,   including  savings  and  loan
associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships,  trusts and special purpose entities of the foregoing.

                  CMO  Residuals.   CMO  residuals  are  derivative  mortgage  securities  issued  by  agencies  or instrumentalities  of the U.S. Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special purpose entities of the foregoing.

         The cash flow  generated  by the  mortgage  assets  underlying  a series of CMOs is applied  first to make required  payments of principal and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual in a CMO structure  generally  represents  the interest in any excess cash flow remaining after  making  the  foregoing  payments.  Each  payment of such  excess  cash flow to a holder of the  related  CMO residual  represents  income  and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on, among other things,  the  characteristics  of the mortgage assets, the coupon rate of each class of
CMO,  prevailing  interest  rates,  the amount of  administrative  expenses and the  prepayment  experience  on the mortgage  assets.  In particular,  the yield to maturity on CMO residuals is extremely  sensitive to prepayments on the  related  underlying  mortgage  assets,  in the same  manner  as an  interest-only  ("IO")  class  of  stripped mortgage-backed  securities.  See "Other Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities." In
addition,  if a series of a CMO includes a class that bears  interest at an adjustable  rate, the yield to maturity on the  related  CMO  residual  will also be  extremely  sensitive  to changes in the level of the index upon which interest rate  adjustments are based. As described below with respect to stripped  mortgage-backed  securities,  in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally  purchased and sold by  institutional  investors  through  several  investment banking  firms  acting as brokers or dealers.  The CMO residual  market has only very  recently  developed  and CMO residuals  currently  may not have the liquidity of other more  established  securities  trading in other  markets.
Transactions  in CMO residuals are generally  completed  only after careful  review of the  characteristics  of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption therefrom,  may not have been registered  under the Securities  Act of 1933, as amended.  CMO  residuals,  whether or not  registered  under such
Act, may be subject to certain  restrictions on  transferability,  and may be deemed  "illiquid" and subject to the
Portfolio's limitations on investment in illiquid securities.

                  Stripped   Mortgage-Backed   Securities.   Stripped   mortgage-backed   securities  ("SMBS")  are
derivative  multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.
Government,  or  by  private  originators  of,  or  investors  in,  mortgage  loans,  including  savings  and  loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually  structured  with two classes  that  receive  different  proportions  of the interest and principal  distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving some of the interest and most of the  principal  from the  mortgage  assets,  which the other class will receive most of the  interest and the  remainder of the  principal.  In the most  extreme  case,  one class will receive all of the interest  (the IO class),  while the other class will  receive all of the  principal  (the  principal-only  or "PO"
class). The yield to maturity on an IO class is extremely  sensitive to the rate of principal  payments  (including prepayments)  on the  related  underlying  mortgage  assets,  and a rapid  rate of  principal  payments  may have a material  adverse effect on the Portfolio's  yield to maturity from these  securities.  If the underlying  mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional  investors through several  investment banking firms acting as brokers or dealers,  these  securities were only recently  developed.  As a result,  established  trading markets have not yet developed  and,  accordingly,  these  securities  may be deemed  "illiquid" and subject to the
Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor  expects that other  asset-backed  securities
(unrelated  to  mortgage  loans)  will be  offered  to  investors  in the  future.  Several  types of  asset-backed securities may be offered to investors,  including  Certificates  for Automobile  Receivables.  For a discussion of automobile  receivables,  see this Statement under "Certain Risk Factors and Investment  Methods."  Consistent with the  Portfolio's  investment  objectives  and  policies,  the  Sub-advisor  also  may  invest  in  other  types  of asset-backed securities.

         Foreign  Securities.  The Portfolio may invest in corporate debt securities of foreign issuers  (including preferred or preference  stock),  certain foreign bank  obligations  (see "Bank  Obligations")  and U.S. dollar- or
foreign   currency-denominated   obligations   of  foreign   governments  or  their   subdivisions,   agencies  and
instrumentalities,  international  agencies and supranational  entities.  The Portfolio may invest up to 20% of its
assets  in   securities   denominated   in  foreign   currencies,   and  may  invest  beyond  this  limit  in  U.S.
dollar-denominated  securities of foreign  issuers.  The Portfolio may invest up to 10% of its assets in securities of issuers based in emerging  market  countries.  Investing in the securities of foreign issuers  involves  special risks and considerations  not typically  associated with investing in U.S.  companies.  For a discussion of certain risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency  options and foreign currency futures  contracts and related options (see ""Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against  uncertainty in the level of future foreign  exchange rates in the purchase and sale of securities.

         A forward foreign currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract agreed upon by the parties,  at a price set at the tine of the contract.  These  contracts  may be bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign  currencies and the U.S. dollar or to increase exposure to a particular  foreign  currency.  Open positions in forward contracts are covered by the segregation  with the Trust's  custodian of cash or other liquid  assets and are marked to market  daily.  Although such  contracts  are intended to minimize the risk of loss due to a decline on the value of the hedged  currencies, at the same time,  they tend to limit any  potential  gain which might result  should the value of such  currencies increase.

         Brady Bonds.  The  Portfolio may invest in Brady Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial  bank loans to sovereign  entities for new  obligations  in  connection  with debt restructurings  under a debt restructuring  plan introduced by former U.S.  Secretary of the Treasury,  Nicholas F.
Brady  (the  "Brady  Plan").  Brady  Plan debt  restructurings  have  been  implemented  in a number of  countries, including in Argentina,  Bolivia,  Bulgaria,  Costa Rica, the Dominican Republic,  Ecuador,  Jordan, Mexico, Niger,
Nigeria,  the Philippines,  Poland,  Uruguay, and Venezuela.  In addition,  Brazil has concluded a Brady-like plan.
It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds do not have a long payment history.  Brady Bonds may be  collateralized  or  uncollateralized, are issued in various  currencies  (primarily  the U.S.  dollar) and are  actively  traded in the  over-the-counter secondary  market.  Brady bonds are not  considered  to be U.S.  Government  securities.  U.S.  dollar-denominated, collateralized  Brady Bonds,  which may be fixed rate par bonds or floating  rate  discount  bonds,  are  generally collateralized  in full as to principal by U.S.  Treasury  zero-coupon  bonds having the same maturity as the Brady
Bonds.   Interest   payments  on  these  Brady  Bonds  generally  are   collateralized  on  a  one-year  or  longer
rolling-forward  basis by cash or  securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of interest  payments  or, in the case of floating  rate bonds,  initially  is equal to at least one year's interest  payments based on the applicable  interest rate at that time and is adjusted at regular  intervals thereafter.  Certain  Brady Bonds are  entitled to "value  recovery  payments" in certain  circumstances,  which in effect  constitute  supplemental  interest  payments but  generally are not  collateralized.  Brady Bonds are often viewed as having  three or four  valuation  components:  (i) the  collateralized  repayment  of  principal at final maturity;  (ii) the collateralized  interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized  repayment of principal at maturity  (these  uncollateralized  amounts  constitute  the  "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S. Treasury zero-coupon bonds (or comparable  collateral  denominated in other currencies) and interest coupon payments  collateralized  on an  18-month  rolling-forward  basis  by funds  held in  escrow  by an  agent  for the bondholders.  A significant  portion of the  Venezuelan  Brady Bonds and the  Argentine  Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or comparable collateral  denominated in other  currencies)  and/or interest coupon  payments  collateralized  on a 14-month (for
Venezuela) or 12-month (for  Argentina)  rolling-forward  basis by securities  held by the Federal  Reserve Bank of
New York as collateral agent.

         Brady Bonds  involve  various  risk  factors  including  residual  risk and the  history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to  restructuring  arrangements or to requests  for new credit,  which may cause the  Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations in which the  Portfolios  invest  include  certificates  of deposit, bankers'  acceptances,  and fixed  time  deposits.  Certificates  of deposit  are  negotiable  certificates  issued against  funds  deposited  in a  commercial  bank for a definite  period of time and  earning a  specified  return.
Bankers'  acceptances are negotiable drafts or bills of exchange,  normally drawn by an importer or exporter to pay for specific  merchandise,  which are  "accepted"  by a bank,  meaning,  in effect,  that the bank  unconditionally agrees to pay the face value of the  instrument on maturity.  Fixed time deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time  deposits may be withdrawn on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary depending upon market  conditions and the  remaining  maturity  of the  obligation.  There are no  contractual  restrictions  on the right to  transfer a beneficial  interest in a fixed time deposit to a third party,  although there is no market for such deposits.  The
Portfolio  will not invest in fixed time  deposits  which (1) are not  subject to  prepayment  or (2)  provide  for withdrawal  penalties upon prepayment  (other than overnight  deposits) if, in the aggregate,  more than 15% of its assets  would be  invested  in such  deposits,  repurchase  agreements  maturing  in more than seven days and other illiquid assets.

         The Portfolio  will limit its  investments  in United States bank  obligations  to  obligations  of United
States  bank  (including  foreign  branches)  which  have  more  than $1  billion  in total  assets  at the time of investment and are member of the Federal Reserve  System,  are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit  Insurance  Corporation.  The Portfolio also may invest in certificates of deposit of savings and loan  associations  (federally or state  chartered and  federally  insured)  having total assets in excess $1 billion.

         The Portfolio will limit its  investments in foreign bank  obligations to United States dollar- or foreign currency-denominated  obligations  of foreign banks  (including  United States  branches of foreign banks) which at the time of investment  (i) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;
(ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii)  have  branches  or  agencies
(limited  purpose  offices which do not offer all banking  services) in the United States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations of United States banks in which the
Portfolio may invest.  Subject to the  Portfolio's  limitation on  concentration  of no more than 25% of its assets in the  securities of issuers in  particular  industry,  there is no  limitation  on the amount of the  Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of  foreign  banks  involve  somewhat   different   investment  risks  than  those  affecting
obligations of United States banks,  including the possibilities  that their liquidity could be impaired because of future  political  and  economic  developments,  that their  obligations  may be less  marketable  than  comparable obligations of United States banks, that a foreign  jurisdiction  might impose withholding taxes on interest income payable on those  obligations,  that foreign  deposits  may be seized or  nationalized,  that foreign  governmental restrictions  such as exchange  controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations and that the selection of those  obligations may be more difficult because there may be less  publicly  available  information  concerning  foreign  banks or the  accounting,  auditing  and  financial reporting  standards,  practices and  requirements  applicable to foreign banks may differ from those applicable to
United  States  banks.  Foreign  banks are not generally  subject to  examination  by any United States  Government agency or instrumentality.

         Short  Sales.  The  Portfolio  may make  short  sales of  securities  as part of their  overall  portfolio management  strategies  involving  the use of  derivative  instruments  and to offset  potential  declines  in long positions in similar  securities.  A short sale is a transaction  in which the  Portfolio  sells a security it does not own in anticipation that the market price of that security will decline.

         When the  Portfolio  makes a short  sale,  it must  borrow the  security  sold short and deliver it to the broker-dealer  through which it made the short sale as collateral  for its  obligation to deliver the security upon conclusion  of the  sale.  The  Portfolio  may  have to pay a fee to  borrow  particular  securities  and is  often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the  security  sold short  increases  between  the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss;  conversely,  if the price declines, the  Portfolio  will  realize  a  capital  gain.  Any  gain  will be  decreased,  and any  loss  increased,  by the transaction  costs  described  above.  The successful  use of short selling may be adversely  affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio  engages in short sales, it will provide  collateral to the broker-dealer and (except in the case of short sales  "against the box") will maintain  additional  asset coverage in the form of cash or other  liquid  assets in a  segregated  account.  The  Portfolio  does not intend to enter into short sales
(other than those  "against the box") if  immediately  after such sale the aggregate of the value of all collateral plus the amount in such  segregated  account exceeds  one-third of the value of the  Portfolio's  net assets.  This percentage  may be varied by action of the Trust's  Board of  Trustees.  A short sale is  "against  the box" to the extent  that the  Portfolio  contemporaneously  owns,  or has the  right to  obtain  at no added  cost,  securities identical to those sold short.

         Derivative  Instruments.  In pursuing its  individual  objective,  the Portfolio  may, as described in the
Prospectus,  purchase and sell (write) both put options and call options on  securities,  securities  indexes,  and foreign  currencies,  and enter into interest rate,  foreign currency and index futures  contracts and purchase and sell options on such futures  contracts  ("future  options") for hedging  purposes.  The  Portfolio  also may enter into swap  agreements  with  respect to foreign  currencies,  interest  rates and indexes of  securities.  If other types of  financial  instruments,  including  other types of options,  futures  contracts,  or futures  options are traded in the future,  the  Portfolio may also use those  instruments,  provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's  investment objective,  and provided that their use is consistent with restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust
(i.e.,  that written call or put options will be "covered" or "secured"  and that futures and futures  options will be used only for hedging purposes).

         Options on  Securities  and  Indexes.  The  Portfolio  may  purchase and sell both put and call options on debt or other securities or indexes in standardized  contracts traded on foreign or national securities  exchanges, boards of trade, or similar entities,  or quoted on NASDAQ or on a regulated foreign  over-the-counter  market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered." In the case of a call option on a security,  the option is "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or, if additional cash  consideration  is required,  cash or cash  equivalents  or other liquid assets in such amount are placed in a segregated  account by its custodian)  upon conversion or exchange of other  securities held by the Portfolio.  For a call  option on an index,  the option is covered  if the  Portfolio  maintains  with its  custodian  cash or cash equivalents  equal to the contract  value. A call option is also covered if the Portfolio  holds a call on the same security or index as the call written  where the  exercise  price of the call held is (i) equal to or less than the exercise  price of the call  written,  or (ii) greater than the exercise  price of the call  written,  provided the difference  is  maintained  by the  Portfolio  in  cash  or cash  equivalents  in a  segregated  account  with  its custodian.  A put  option  on a  security  or an  index  is  "covered"  if the  Portfolio  maintains  cash  or cash equivalents  equal to the exercise price in a segregated  account with its custodian.  A put option is also covered if the Portfolio  holds a put on the same security or index as the put written where the exercise  price of the put held is (i) equal to or greater than the exercise  price of the put written,  or (ii) less than the exercise  price of the put written,  provided the  difference  is  maintained  by the  Portfolio in cash or cash  equivalents  in a segregated account with its custodian.

         If an option  written  by the  Portfolio  expires,  the  Portfolio  realizes  a capital  gain equal to the premium  received  at  the  time  the  option  was  written.  If an  option  purchased  by  the  Portfolio  expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an  option  of the same  series  (type,  exchange,  underlying  security  or  index,  exercise  price,  and expiration).  There can be no  assurance,  however,  that a closing  purchase or sale  transaction  can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing  purchase  transaction if the cost of the closing option is less than the premium  received from writing the option,  or if it is more,  the Portfolio will realize a capital loss. If the premium  received  from a closing sale  transaction  is more than the premium paid to purchase the option,  the  Portfolio  will realize a capital gain or, if it is less,  the  Portfolio  will realize a capital loss.  The  principal  factors  affecting  the market  value of a put or a call option  include  supply and demand, interest rates,  the current market price of the underlying  security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the  Portfolio is an asset of the  Portfolio.  The premium  received for a option  written by the Portfolio is recorded as a deferred  credit.  The value of an option purchased  or written is marked to market  daily and is valued at the closing  price on the exchange on which it is traded or, if not traded on an  exchange or no closing  price is  available,  at the mean  between the last bid and asked  prices.  For a  discussion  of certain  risks  involved  in  options,  see this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio  may buy or sell put and call  options on  foreign  currencies either on exchanges or in the  over-the-counter  market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign  currency at the exercise price until the option expires.  Currency  options traded on U.S. or other  exchanges  may be subject to position  limits which may limit the ability of the Portfolio to reduce  foreign  currency risk using such options.  Over-the-counter  options differ from traded options in that they are two-party  contracts with price and other terms negotiated  between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures  Contracts  and  Options on Futures  Contracts.  The  Portfolio  may use  interest  rate,  foreign currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest rate, foreign currency or index  futures  contract  provides for the future sale by one party and purchase by another party of a specified quantity  of a  financial  instrument,  foreign  currency  or the cash value of an index at a  specified  price and time.  A  futures  contract  on an index  is an  agreement  pursuant  to which  two  parties  agree to take or make delivery  of an  amount of cash  equal to the  difference  between  the value of the index at the close of the last trading day of the contract and the price at which the index  contract was originally  written.  Although the value of an index  might be a function  of the value of certain  specified  securities,  no  physical  delivery  of these securities is made.

         The Portfolio may purchase and write call and put futures  options.  Futures  options  possess many of the same  characteristics  as options on securities and indexes  (discussed  above).  A futures option gives the holder the right,  in return for the premium paid, to assume a long position  (call) or short  position (put) in a futures contract  at a  specified  exercise  price at any time  during the period of the  option.  Upon  exercise of a call option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with  applicable  rules of the CFTC under which the Trust and the Portfolio avoid being deemed a
"commodity  pool" or a "commodity  pool  operator,"  the  Portfolio  intends  generally to limit its use of futures contracts  and  futures  options  to "bona  fide  hedging"  transactions,  as such term is  defined  in  applicable regulations,  interpretations  and  practice.  For  example,  the  Portfolio  might use futures  contracts to hedge against  anticipated  changes in interest  rates that might  adversely  affect either the value of the  Portfolio's securities  or the price of the  securities  which the  Portfolio  intends to  purchase.  The  Portfolio's  hedging activities  may  include  sales of futures  contracts  as an offset  against the effect or  expected  increases  in interest  rates,  and  purchases  of futures  contracts  as an offset  against the effect of  expected  declines in interest  rates.  Although  other  techniques  could be used to reduce that  Portfolio's  exposure to interest rate fluctuations,  the  Portfolio  may be able to hedge its exposure  more  effectively  and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio  will only enter into futures  contracts  and futures  options  which are  standardized  and traded on a U.S. or foreign  exchange,  board of trade,  or similar  entity,  or quoted on an  automated  quotation system.

         When a purchase  or sale of a futures  contract is made by the  Portfolio,  the  Portfolio  is required to deposit  with its  custodian  (or  broker,  if legally  permitted)  a specified  amount of cash or U.S.  Government securities  ("initial  margin").  The margin  required  for a futures  contract is set by the exchange on which the contract is traded and may be modified  during the term of the contract.  The initial  margin is in the nature of a performance  bond or  good  faith  deposit  on the  futures  contract  which  is  returned  to the  Portfolio  upon termination of the contract,  assuming all contractual  obligations have been satisfied.  The Portfolio  expects to earn interest income on its initial margin  deposits.  A futures  contract held by the Portfolio is valued daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the  Portfolio  pays or receives cash,  called  "variation  margin,"  equal to the daily  change in value of the futures  contract.  This process is known as "marking to market."  Variation  margin does not  represent a borrowing  or loan by the  Portfolio  but is instead a  settlement  between  the  Portfolio  and the broker of the amount one would owe the other if the futures contract  expired.  In  computing  daily net asset  value,  each  Portfolio  will mark to market  its open  futures positions.

         The  Portfolio  is also  required to deposit and  maintain  margin with respect to put and call options on futures  contracts  written by it.  Such  margin  deposits  will vary  depending  on the  nature of the  underlying futures contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the Portfolio.

         Although  some  futures  contracts  call for  making  or taking  delivery  of the  underlying  securities, generally these  obligations are closed out prior to delivery by offsetting  purchases or sales of matching futures contracts (same exchange,  underlying  security or index, and delivery month).  If an offsetting  purchase price is less than the  original  sale  price,  the  Portfolio  realizes a capital  gain,  or if it is more,  the  Portfolio realizes a capital loss.  Conversely,  if an offsetting sale price is more than the original  purchase  price,  the
Portfolio  realizes a capital  gain,  or if it is less,  the Portfolio  realizes a capital  loss.  The  transaction costs must also be included in these calculations.

         Limitations  on Use of Futures  and  Futures  Options.  In general,  the  Portfolio  intends to enter into positions  in futures  contracts  and  related  options  only for "bona fide  hedging"  purposes.  With  respect to positions in futures and related  options that do not constitute  bona fide hedging  positions,  the Portfolio will not enter into a futures  contract or futures option contract if,  immediately  thereafter,  the aggregate  initial margin  deposits  relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such  options are  "in-the-money,"  would exceed 5% of the  Portfolio's  total  assets.  A call option is  "in-the-money"  if the value of the  futures  contract  that is the  subject of the option  exceeds  the exercise  price. A put option is  "in-the-money"  if the exercise  price exceeds the value of the futures  contract that is the subject of the option.

         When  purchasing a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts  deposited with a futures  commission merchant as margin,  are equal to the market  value of the  futures  contract.  Alternatively,  the  Portfolio  may
"cover"  its  position by  purchasing  a put option on the same  futures  contract  with a strike  price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin, are equal to the market  value of the  instruments  underlying  the  contract.  Alternatively,  the  Portfolio  may
"cover"  its  position by owning the  instruments  underlying  the  contract  (or, in the case of an index  futures contract,  a portfolio with a volatility  substantially  similar to that of the index on which the futures contract is based),  or by holding a call option  permitting the Portfolio to purchase the same futures  contract at a price no higher than the price of the  contract  written by the  Portfolio  (or at a higher  price if the  difference  is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures  contract,  the Portfolio  will  maintain with its custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  equal the total market value of the futures contract  underlying the call option.  Alternatively,  the  Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option,  by owning the  instruments  underlying the futures  contract,  or by holding a separate  call option  permitting  the  Portfolio  to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio  will  maintain  with its custodian  (and mark-to  market on a daily  basis)  cash or other  liquid  assets  that  equal the  purchase  price of the  futures contract,  less any margin on deposit.  Alternatively,  the  Portfolio  may cover the  position  either by entering into a short position in the same futures  contract,  or by owning a separate put option  permitting it to sell the same  futures  contract  so long as the strike  price of the  purchased  put option is the same or higher  than the strike price of the put option sold by the Portfolio.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements for purposes of attempting to obtain a particular  desired return at a lower cost to the Portfolio than if the Portfolio had invested  directly in an instrument that yielded that desired  return.  The Portfolio may also enter into  options on swap  agreements.  For a  discussion  of swap  agreements,  see the Trust's  Prospectus under  "Investment  Objectives and Policies." The  Portfolio's  obligations  under a swap agreement will be accrued daily  (offset  against any amounts owing to the  Portfolio)  and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated  account  consisting of cash or other liquid assets to avoid  any  potential  leveraging  of the  Portfolio's  portfolio.  The  Portfolio  will not  enter  into a swap agreement  with any single  party if the net amount  owned or to be received  under  existing  contracts  with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's  use of swap agreements will be successful in furthering its investment  objective of  total  return  will  depend  on the  Sub-advisor's  ability  correctly  to  predict  whether  certain  types of investments  are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because  they may have terms of longer than seven days,  swap  agreements  may be  considered  to be  illiquid.
Moreover,  the Portfolio  bears the risk of loss of the amount  expected to be received  under a swap  agreement in the  event of the  default  or  bankruptcy  of a swap  agreement  counterparty.  The  Sub-advisor  will  cause  the
Portfolio  to enter into swap  agreements  only with  counterparties  that would be eligible for  consideration  as repurchase agreement  counterparties under the Portfolio's  repurchase agreement  guidelines.  Certain restrictions imposed on the Portfolio by the Internal  Revenue Code may limit the  Portfolio's  ability to use swap  agreements.
The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation,  could  adversely  affect the  Portfolio's  ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain  swap  agreements  are exempt from most  provisions  of the  Commodity  Exchange  Act ("CEA") and, therefore,  are not regulated as futures or commodity option  transactions  under the CEA,  pursuant to regulations approved  by the  CFTC.  To  qualify  for this  exemption,  a swap  agreement  must be  entered  into by  "eligible participants."  To be  eligible,  natural  persons and most other  entities  must have total assets  exceeding  $10 million;  commodity  pools and  employee  benefit  plans must have assets  exceeding $5 million.  In  addition,  an eligible swap  transaction  must meet three  conditions.  First,  the swap  agreement may not be part of a fungible class of agreements that are standardized as to their material  economic terms.  Second,  the  creditworthiness  of parties  with  actual or  potential  obligations  under the swap  agreement  must be a  material  consideration  in entering  into or  determining  the terms of the swap  agreement,  including  pricing,  cost or credit  enhancement terms.  Third,  swap  agreements  may not be  entered  into and  traded on or  through a  multilateral  transaction execution facility.

         This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps, such as the Policy  Statement  issued in July 1989  which  recognized  a safe  harbor  for swap  transactions  from regulation as futures or commodity  option  transactions  under the CEA or its  regulations.  The Policy  Statement applies to swap  transactions  settled in cash that (1) have  individual  tailored terms,  (2) lack  exchange-style offset and the use of a clearing  organization or margin system,  (3) are undertaken in conjunction  with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes are derivative  debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the interest rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities may include a multiplier  that multiplies the indexed element by a  specified  factor  and,  therefore,  the  value of such  securities  may be very  volatile.  To the  extent  the
Portfolio  invests  in these  securities,  however,  the  Sub-advisor  analyzes  these  securities  in its  overall assessment  of the  effective  duration  of the  Portfolio's  portfolio  in an effort to  monitor  the  Portfolio's interest rate risk.

         Foreign  Currency  Exchange-Related  Securities.  The Portfolio may invest in foreign  currency  warrants, principal  exchange rate linked securities and performance  indexed paper. For a description of these  instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase  Securities.  The Portfolio may invest in or acquire  warrants to purchase  equity or fixed-income  securities.  Bonds with warrants attached to purchase equity securities have many  characteristics of convertible  bonds and their prices may, to some degree,  reflect the  performance of the underlying  stock.  Bonds also may be issued with  warrants  attached  to  purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would permit the Portfolio to buy  additional  bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid instrument  can  combine  the  characteristics  of  securities,  futures,  and  options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration  management,  and increased total return.  For an additional  discussion of hybrid  instruments  and certain risks involved  therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The Portfolio  may also invest in inverse  floating  rate debt  instruments  ("inverse floaters").  The  interest  rate on an inverse  floater  resets in the opposite  direction  from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating  rate  security may exhibit  greater price volatility than a fixed rate  obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial  loans. Such indebtedness may be  secured  or  unsecured.  Loan  participations  typically  represent  direct  participation  in a loan  to a corporate  borrower,  and generally are offered by banks or other  financial  institutions  or lending  syndicates.
When purchasing loan  participations,  the Portfolio assumes the credit risk associated with the corporate borrower and may  assume  the  credit  risk  associated  with  an  interposed  bank or  other  financial  intermediary.  The participation  interests in which the  Portfolio  intends to invest may not be rated by any  nationally  recognized rating service.

         A loan is  often  administered  by an  agent  bank  acting  as  agent  for all  holders.  The  agent  bank administers  the terms of the loan,  as specified in the loan  agreement.  In addition,  the agent bank is normally responsible  for  the  collection  of  principal  and  interest  payments  from  the  corporate  borrower  and  the apportionment  of these  payments  to the  credit of all  institutions  which are  parties  to the loan  agreement.
Unless,  under  the  terms of the loan or other  indebtedness,  the  Portfolio  has  direct  recourse  against  the corporate  borrower,  the Portfolio  may have to rely on the agent bank or other  financial  intermediary  to apply appropriate credit remedies against a corporate borrower.

         A  financial  institution's  employment  as agent bank might be  terminated  in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally be appointed to replace the  terminated  agent bank,  and assets held by the agent bank under the loan  agreement  should remain available  to holders  of such  indebtedness.  However,  if assets  held by the agent  bank for the  benefit of the
Portfolio were  determined to be subject to the claims of the agent bank's general  creditors,  the Portfolio might incur  certain  costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal and/or interest.  In situations  involving other interposed  financial  institutions  (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness  depend primarily upon the  creditworthiness of the  corporate  borrower  for payment of  principal  and  interest.  If the  Portfolio  does not receive  scheduled interest or  principal  payments on such  indebtedness,  the  Portfolio's  share price and yield could be adversely affected.  Loans that are fully secured offer the Portfolio  more  protection  than an unsecured  loan in the event of  non-payment  of scheduled  interest or  principal.  However,  there is no  assurance  that the  liquidation  of collateral  from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The Portfolio may invest in loan  participations  with credit quality comparable to that of issuers of its securities  investments.  Indebtedness of companies whose  creditworthiness is poor involves  substantially greater risks,  and may be highly  speculative.  Some  companies  may never pay off their  indebtedness,  or may pay only a small  fraction of the amount owed.  Consequently,  when investing in  indebtedness  of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Portfolio  generally will treat the  corporate  borrower as the  "issuer" of  indebtedness  held by the  Portfolio.  In the case of loan participations  where a bank or other lending institution serves as a financial  intermediary between the Portfolio and the  corporate  borrower,  if the  participation  does not shift to the  Portfolio  the direct  debtor-creditor relationship  with the  corporate  borrower,  SEC  interpretations  require the Portfolio to treat both the lending bank or other lending  institution and the corporate borrower as "issuers" for the purposes of determining  whether the  Portfolio  has  invested  more  than  5% of  its  total  assets  in a  single  issuer.  Treating  a  financial intermediary as an issuer of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single  financial  intermediary,  or a group of  intermediaries  engaged  in the  same  industry,  even if the underlying borrowers represent many different companies and industries.

         Loan  and  other  types of  direct  indebtedness  may not be  readily  marketable  and may be  subject  to restrictions on resale.  In some cases,  negotiations  involved in disposing of  indebtedness  may require weeks to complete.  Consequently,  some  indebtedness  may be  difficult  or  impossible  to  dispose of readily at what the
Sub-advisor  believes to be a fair price.  In  addition,  valuation  of  illiquid  indebtedness  involves a greater degree of judgment  in  determining  the  Portfolio's  net asset  value than if that value were based on  available market  quotations,  and could result in significant  variations in the Portfolio's  daily share price. At the same time,  some loan interests are traded among certain  financial  institutions  and accordingly may be deemed liquid.
As the market for different  types of  indebtedness  develops,  the liquidity of these  instruments  is expected to improve.  In  addition,  the  Portfolio  currently  intends  to treat  indebtedness  for which  there is no readily available  market as illiquid for purposes of the Portfolio's  limitation on illiquid  investments.  Investments in loan  participations  are considered to be debt  obligations for purposes of the Company's  investment  restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests with respect to the loan may involve  additional  risks to the Portfolio.  For example,  if a loan is foreclosed,  the Portfolio could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with owning and disposing  of the  collateral.  In  addition,  it is  conceivable  that under  emerging  legal  theories  of lender liability,  the  Portfolio  could be held  liable as  co-lender.  It is unclear  whether  loans and other  forms of direct  indebtedness  offer  securities  law  protections  against fraud and  misrepresentation.  In the absence of definitive  regulatory  guidance,  the  Portfolio  relies on the  Sub-advisor's  research  in an  attempt  to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed  Funding  Loans and  Revolving  Credit  Facilities.  The  Portfolio  may enter  into,  or  acquire participations  in, delayed  funding loans and revolving  credit  facilities.  Delayed  funding loans and revolving credit  facilities are borrowing  arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified term.  These  commitments may have the effect of requiring the Portfolio to increase its  investment  in a company at a time when it might not  otherwise  decide to do so  (including  at a time when the company's  financial  condition  makes it unlikely  that such amounts will be repaid).  To the extent that the  Portfolio  is  committed to advance  additional  funds,  it will at all times  segregate  liquid  assets, determined to be liquid by the Sub-advisor in accordance with procedures  established by the Board of Trustees,  in an amount  sufficient to meet such  commitments.  The  Portfolio may invest in delayed  funding loans and revolving credit  facilities  with  credit  quality  comparable  to that of issuers of its  securities  investments.  Delayed funding  loans and  revolving  credit  facilities  may be subject to  restrictions  on  transfer,  and only limited opportunities  may  exist to  resell  such  instruments.  As a  result,  the  Portfolio  may be unable to sell such investments  at an  opportune  time or may have to resell  them at less  than  fair  market  value.  The  Portfolio currently  intend to treat  delayed  funding loans and revolving  credit  facilities  for which there is no readily available  market as illiquid for purposes of the  Portfolio's  limitation on illiquid  investments.  Participation interests  in  revolving  credit  facilities  will be  subject  to the  limitations  discussed  above  under  "Loan
Participations."  Delayed funding loans and revolving  credit  facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are applicable to the AST PIMCO Total Return Bond  Portfolio.  These  limitations are not  "fundamental"  restrictions, and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  invest  more than 15% of the assets of the  Portfolio  (taken at market value at the time of the  investment)  in  "illiquid  securities,"  illiquid  securities  being  defined to include securities  subject  to legal or  contractual  restrictions  on resale  (which  may  include  private  placements), repurchase  agreements  maturing  in more than  seven  days,  certain  options  traded  over the  counter  that the
Portfolio has  purchased,  securities  being used to cover options a Portfolio  has written,  securities  for which market quotations are not readily available,  or other securities which legally or in the Sub-advisor's  option may be deemed illiquid.

         2.       The Portfolio will not purchase  securities for the Portfolio from, or sell portfolio  securities to,  any of the  officers  and  directors  or  Trustees  of  the  Trust  or of  the  Investment  Manager  or of the
Sub-advisor.

         3.       The  Portfolio  will not  invest  more than 5% of the  assets of the  Portfolio  (taken at market value at the time of investment) in any  combination of interest  only,  principal  only, or inverse  floating rate securities.

AST PIMCO Limited Maturity Bond Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Investment Policies:

         Borrowing.  The  Portfolio  may  borrow for  temporary  administrative  purposes.  This  borrowing  may be unsecured.  The 1940 Act  requires the  Portfolio  to maintain  continuous  asset  coverage  (that is, total assets including  borrowings,  less  liabilities  exclusive of  borrowings)  of 300% of the amount  borrowed.  If the 300%
asset coverage should decline as a result of market  fluctuations  or other reasons,  the Portfolio may be required to sell some of its portfolio  holdings  within three days to reduce the debt and restore the 300% asset  coverage, even though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Borrowing will tend to  exaggerate  the effect on net asset value of any  increase  or  decrease  in the market  value of the
Portfolio's  securities.  Money  borrowed  will be subject to interest  costs which may or may not be  recovered by appreciation  of the  securities  purchased.  The  Portfolio  also may be  required  to  maintain  minimum  average balances  in  connection  with such  borrowing  or to pay a  commitment  or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

         Among the forms of  borrowing  in which the  Portfolio  may  engage is the entry into  reverse  repurchase agreements.  A  reverse  repurchase  agreement  involves  the  sale  of  the  Portfolio-eligible  security  by  the
Portfolio,  coupled with its agreement to repurchase the  instrument at a specified  time and price.  The Portfolio will maintain a segregated  account with its Custodian  consisting of cash or other liquid assets equal (on a daily mark-to-market  basis)  to its  obligations  under  reverse  repurchase  agreements  with  broker-dealers  (but not banks).  However,  reverse repurchase  agreements involve the risk that the market value of securities  retained by the  Portfolio  may  decline  below  the  repurchase  price of the  securities  sold by the  Portfolio  which it is obligated  to  repurchase.  To the  extent  that the  Portfolio  collateralizes  its  obligations  under a  reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above,  the  Portfolio  may enter into  reverse  repurchase  agreements  and  "mortgage dollar  rolls."  A  reverse  repurchase  agreement  involves  the  sale  of a  portfolio-eligible  security  by the
Portfolio,  coupled with its agreement to repurchase  the  instrument at a specified  time and price.  In a "dollar roll"  transaction  the  Portfolio  sells a  mortgage-related  security  (such as a GNMA  security) to a dealer and simultaneously  agrees  to  repurchase  a  similar  security  (but  not  the  same  security)  in the  future  at a pre-determined  price. A "dollar roll" can be viewed,  like a reverse  repurchase  agreement,  as a  collateralized borrowing in which the  Portfolio  pledges a  mortgage-related  security to a dealer to obtain cash.  Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same  securities as those  originally  sold by the  Portfolio,  but only  securities which are "substantially  identical." To be considered  "substantially  identical," the securities  returned to the
Portfolio  generally must: (1) be  collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated  maturity;  (4) have identical net coupon rates; (5) have similar market yields (and therefore price);  and (6) satisfy "good delivery"  requirements, meaning that the aggregate  principal amounts of the securities  delivered and received back must be within 2.5% of the initial amount  delivered.  The Portfolio's  obligations  under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the  securities  subject to repurchase by the  Portfolio,  maintained in a segregated account.

         Both  dollar roll and  reverse  repurchase  agreements  will be subject to the 1940 Act's  limitations  on borrowing,  as discussed  above.  Furthermore,  because dollar roll  transactions  may be for terms ranging between one and six months,  dollar roll  transactions  may be deemed  "illiquid"  and subject to the  Portfolio's  overall limitations on investments in illiquid securities.

         Corporate Debt Securities.  The Portfolio's  investments in U.S.  dollar- or foreign  currency-denominated corporate  debt  securities  of domestic or foreign  issuers are limited to corporate  debt  securities  (corporate bonds,  debentures,  notes and other similar corporate debt instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion comparable  in quality to  corporate  debt  securities  in which the  Portfolio  may invest.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to the level of exchange  rates between the
U.S. dollar and a foreign currency or currencies.

         Among the  corporate  bonds in which the Portfolio may invest are  convertible  securities.  A convertible security is a bond,  debenture,  note, or other  security that entitles the holder to acquire common stock or other equity  securities of the same or a different  issuer.  A  convertible  security  generally  entitles the holder to receive  interest paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.
Before  conversion,  convertible  securities  have  characteristics  similar  to  nonconvertible  debt  securities.
Convertible  securities rank senior to common stock in a corporation's capital structure and, therefore,  generally entail less risk than the  corporation's  common stock,  although the extent to which such risk is reduced  depends in large  measure  upon the  degree to which  the  convertible  security  sells  above its value as a  fixed-income security.

         A  convertible  security  may be subject  to  redemption  at the  option of the issuer at a  predetermined price. If a convertible  security held by the Portfolio is called for  redemption,  the Portfolio would be required to permit  the  issuer to redeem  the  security  and  convert  it to  underlying  common  stock,  or would sell the convertible  security to a third party.  The Portfolio  generally would invest in convertible  securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments  in securities  rated below  investment  grade that are eligible for purchase by the Portfolio
(i.e.,  rated B or better by Moody's or S&P), are described as  "speculative"  by both Moody's and S&P.  Investment in  lower-rated  corporate  debt  securities  ("high  yield  securities")  generally  provides  greater  income and increased  opportunity  for capital  appreciation  than  investments  in higher quality  securities,  but they also typically  entail  greater  price  volatility  and  principal  and income  risk.  These high yield  securities  are regarded as  predominantly  speculative  with  respect to the issuer's  continuing  ability to meet  principal  and interest  payments.  The market for these  securities is  relatively  new, and many of the  outstanding  high yield securities have not endured a major business  recession.  A long-term  track record on default rates,  such as that for  investment  grade  corporate  bonds,  does not exist for this  market.  Analysis  of the  creditworthiness  of issuers of debt  securities  that are high  yield may be more  complex  than for  issuers  of higher  quality  debt securities.

         High yield  securities  may be more  susceptible  to real or perceived  adverse  economic and  competitive industry  conditions than investment  grade  securities.  The prices of high yield securities have been found to be less sensitive to  interest-rate  changes than  higher-rated  investments,  but more sensitive to adverse  economic downturns or  individual  corporate  developments.  A projection  of an economic  downturn or of a period of rising interest  rates,  for  example,  could  cause a decline  in high  yield  security  prices  because  the advent of a recession  could lessen the ability of a highly  leveraged  company to make principal and interest  payments on its debt  securities.  If an issuer of high yield  securities  defaults,  in  addition  to risking  payment of all or a portion of interest and principal,  the Portfolio may incur  additional  expenses to seek recovery.  In the case of high yield securities  structured as zero-coupon or pay-in-kind  securities,  their market prices are affected to a greater  extent by interest  rate  changes,  and  therefore  tend to be more  volatile  than  securities  which pay interest periodically and in cash.

         The  secondary  market on which high yield  securities  are traded may be less  liquid than the market for higher grade  securities.  Less  liquidity in the  secondary  trading  market could  adversely  affect the price at which the Portfolio could sell a high yield security,  and could adversely  affect the daily net asset value of the shares.  Adverse publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may decrease the values and liquidity of high yield  securities  especially in a thinly-traded  market.  When secondary  markets for high yield  securities  are less liquid than the market for higher grade  securities,  it may be more difficult to value the  securities  because such  valuation  may require more  research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective data available.  The Sub-advisor seeks to minimize the risks of investing in all securities through  diversification,  in-depth credit analysis and attention to current  developments  in  interest  rates and market  conditions.  For a  discussion  of the risks  involved in lower-rated  debt  securities,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

         Participation  on Creditors  Committees.  The  Portfolio may from time to time  participate  on committees formed by creditors to negotiate  with the  management of financially  troubled  issuers of securities  held by the
Portfolio.  Such  participation  may  subject  the  Portfolio  to  expenses  such as  legal  fees  and may make the
Portfolio an "insider" of the issuer for purposes of the federal  securities  laws,  and therefore may restrict the
Portfolio's  ability to trade in or acquire additional  positions in a particular  security when it might otherwise desire to do so.  Participation  by the  Portfolio on such  committees  also may expose the  Portfolio to potential liabilities  under the federal  bankruptcy  laws or other laws  governing the rights of creditors and debtors.  The
Portfolio  would  participate  on such  committees  only when the  Adviser  believed  that such  participation  was necessary or desirable to enforce the  Portfolio's  rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related  Securities.  The Portfolio may invest in  mortgage-backed  securities.  Mortgage-related securities are interests in pools of residential or commercial  mortgage  loans,  including  mortgage loans made by savings  and loan  institutions,  mortgage  bankers,  commercial  banks and  others.  Pools of  mortgage  loans are
assembled  as  securities  for  sale  to  investors  by  various  governmental,   government-related   and  private
organizations  (see "Mortgage  Pass-Through  Securities").  The Portfolio may also invest in debt securities  which
are  secured  with   collateral   consisting  of   mortgage-related   securities  (see   "Collateralized   Mortgage
Obligations"), and in other types of mortgage-related securities.

         Interests  in pools of  mortgage-related  securities  differ  from other forms of debt  securities,  which normally  provide  for  periodic  payment of  interest  in fixed  amounts  with  principal  payments at maturity or specified  call dates.  Instead,  these  securities  provide a monthly  payment which consists of both interest and principal  payments.  In  effect,  these  payments  are a  "pass-through"  of  the  monthly  payments  made  by the individual  borrowers on their  residential  or commercial  mortgage  loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal  resulting from the sale of the  underlying  property,  refinancing  or  foreclosure,  net of fees or  costs  which  may be  incurred.  Some mortgage-related  securities  (such as securities  issued by the  Government  National  Mortgage  Association)  are
described as "modified  pass-through."  These  securities  entitle the holder to receive all interest and principal payments owed on the mortgage  pool, net of certain fees, at the scheduled  payment dates  regardless of whether or not the mortgagor actually makes the payment.

         The principal  governmental  guarantor of mortgage-related  securities is the Government National Mortgage
Association  ("GNMA").  GNMA is a wholly  owned United  States  Government  corporation  within the  Department  of
Housing  and Urban  Development.  GNMA is  authorized  to  guarantee,  with the full faith and credit of the United
States  Government,  the timely payment of principal and interest on securities issued by institutions  approved by
GNMA  (such as  savings  and loan  institutions,  commercial  banks and  mortgage  bankers)  and backed by pools of
FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e.,  not  backed by the full  faith and  credit  of the  United  States
Government)  include the  Federal  National  Mortgage  Association  ("FNMA")  and the  Federal  Home Loan  Mortgage
Corporation  ("FHLMC").  FNMA is a government-sponsored  corporation owned entirely by private stockholders.  It is subject to general  regulation  by the  Secretary of Housing and Urban  Development.  FNMA  purchases  conventional
(i.e.,  not  insured  or  guaranteed  by any  government  agency)  residential  mortgages  from a list of  approved seller/servicers  which include state and federally chartered savings and loan associations,  mutual savings banks, commercial  banks and credit unions and mortgage  bankers.  Pass-through  securities  issued by FNMA are guaranteed as to timely  payment  of  principal  and  interest  by FNMA but are not backed by the full faith and credit of the
United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the  availability  of mortgage  credit for residential  housing. It is a  government-sponsored  corporation formerly owned by the twelve Federal Home Loan
Banks and now owned  entirely by private  stockholders.  FHLMC  issues  Participation  Certificates  ("PCs")  which represent  interests in  conventional  mortgages  from FHLMC's  national  portfolio.  FHLMC  guarantees  the timely payment of interest and ultimate  collection of  principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions,  private mortgage insurance  companies,  mortgage bankers and other  secondary  market issuers also create  pass-through  pools of conventional  residential  mortgage loans.
Such issuers may, in addition,  be the  originators  and/or  servicers of the underlying  mortgage loans as well as the  guarantors of the  mortgage-related  securities.  Pools  created by such  non-governmental  issuers  generally offer a higher rate of  interest  than  government  and  government-related  pools  because  there are no direct or indirect  government  or agency  guarantees of payments in the former pools.  However,  timely  payment of interest and principal of these pools may be supported by various  forms of insurance or  guarantees,  including  individual loan,  title,  pool and hazard  insurance  and  letters of  credit.  The  insurance  and  guarantees  are issued by governmental  entities,  private  insurers  and  the  mortgage  poolers.  Such  insurance  and  guarantees  and the creditworthiness  of the issuers  thereof will be considered in  determining  whether a  mortgage-related  security meets  the  Trust's  investment  quality  standards.  There  can be no  assurance  that  the  private  insurers  or guarantors can meet their  obligations  under the insurance  policies or guarantee  arrangements.  The Fixed-Income
Portfolio may buy  mortgage-related  securities  without  insurance or guarantees if, through an examination of the loan experience and practices of the  originator/servicers  and poolers, the Adviser determines that the securities meet the Trust's  quality  standards.  Although the market for such  securities  is becoming  increasingly  liquid, securities  issued by certain  private  organizations  may not be readily  marketable.  No Portfolio  will purchase mortgage-related  securities or any other assets which in the Adviser's opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities  that are  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or instrumentalities,  are not  subject  to the  Portfolio'  industry  concentration  restrictions,  set forth in this
Statement  under  "Investment  Restrictions,"  by virtue of the  exclusion  from  that test  available  to all U.S.
Government  securities.  In the case of privately  issued  mortgage-related  securities,  the  Portfolio  takes the position  that  mortgage-related  securities do not represent  interests in any  particular  "industry" or group of industries.  The assets  underlying such  securities may be represented by the Portfolio of first lien  residential mortgages  (including  both whole  mortgage loans and mortgage  participation  interests) or portfolios of mortgage
pass-through   securities   issued  or  guaranteed  by  GNMA,   FNMA  or  FHLMC.   Mortgage   loans   underlying  a
mortgage-related  security  may in turn be insured or  guaranteed  by the  Federal  Housing  Administration  or the
Department of Veterans Affairs.  In the case of private issue  mortgage-related  securities whose underlying assets are neither U.S. Government securities nor U.S.  Government-insured  mortgages,  to the extent that real properties securing  such assets may be located in the same  geographical  region,  the  security  may be subject to a greater risk of  default  than  other  comparable  securities  in the event of  adverse  economic,  political  or  business developments that may affect such region and,  ultimately,  the ability of residential  homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs). A CMO is a hybrid between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond,  interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured  into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call protection  through a de facto  breakdown of the underlying pool of mortgages  according to how quickly the
                              --------
loans  are  repaid.  Monthly  payment  of  principal  received  from the pool of  underlying  mortgages,  including prepayments,  is first returned to investors  holding the shortest  maturity  class.  Investors  holding the longer maturity classes receive  principal only after the first class has been retired.  An investor is partially  guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z) of CMO bonds  ("Bonds").  Proceeds  of the  Bond  offering  are  used  to  purchase  mortgages  or  mortgage  pass-through certificates  ("Collateral").  The  Collateral  is pledged to a third  party  trustee  as  security  for the Bonds.
Principal and interest  payments from the  Collateral  are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear  current  interest.  Interest  on the  Series Z Bond is accrued  and added to principal  and a like amount is paid as principal on the Series A, B, or C Bond  currently  being paid off. When the  Series A, B, and C Bonds are paid in full,  interest  and  principal  on the  Series Z Bond  begins to be paid currently.  With some  CMOs,  the  issuer  serves as a conduit to allow loan  originators  (primarily  builders  or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple  classes  having  different  maturity  dates  which are  secured by the  pledge of a pool of  conventional mortgage  loans  purchased  by FHLMC.  Unlike FHLMC PCs,  payments of  principal  and interest on the CMOs are made semiannually,  as  opposed  to  monthly.  The  amount of  principal  payable  on each  semiannual  payment  date is determined in accordance with FHLMC's  mandatory  sinking fund schedule,  which, in turn, is equal to approximately
100% of FHA prepayment  experience  applied to the mortgage  collateral pool. All sinking fund payments in the CMOs are  allocated  to the  retirement  of the  individual  classes of bonds in the order of their  stated  maturities.
Payment of  principal  on the  mortgage  loans in the  collateral  pool in excess of the amount of FHLMC's  minimum sinking  fund  obligation  for any payment  date are paid to the  holders of the CMOs as  additional  sinking  fund payments.  Because of the  "pass-through"  nature of all  principal  payments  received on the  collateral  pool in excess of FHLMC's minimum sinking fund  requirement,  the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage loans during any semiannual  payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation on the next sinking fund payment date,
FHLMC agrees to make up the deficiency from its general funds.

         Criteria  for the mortgage  loans in the pool backing the FHLMC CMOs are  identical to those of FHLMC PCs.
FHLMC has the right to  substitute  collateral in the event of  delinquencies  and/or  defaults.  For an additional discussion of  mortgage-backed  securities and certain risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities  other than those  described  above that directly or  indirectly  represent a  participation  in, or are secured by and payable from,  mortgage  loans on real  property,  including CMO residuals or stripped  mortgage-backed  securities.  Other mortgage-related  securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.
Government  or  by  private  originators  of,  or  investors  in,  mortgage  loans,   including  savings  and  loan
associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships,  trusts and special purpose entities of the foregoing.

                  CMO  Residuals.   CMO  residuals  are  derivative  mortgage  securities  issued  by  agencies  or instrumentalities  of the U.S. Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special purpose entities of the foregoing.

         The cash flow  generated  by the  mortgage  assets  underlying  a series of CMOs is applied  first to make required  payments of principal and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual in a CMO structure  generally  represents  the interest in any excess cash flow remaining after  making  the  foregoing  payments.  Each  payment of such  excess  cash flow to a holder of the  related  CMO residual  represents  income  and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on, among other things,  the  characteristics  of the mortgage assets, the coupon rate of each class of
CMO,  prevailing  interest  rates,  the amount of  administrative  expenses and the  prepayment  experience  on the mortgage  assets.  In particular,  the yield to maturity on CMO residuals is extremely  sensitive to prepayments on the  related  underlying  mortgage  assets,  in the same  manner  as an  interest-only  ("IO")  class  of  stripped mortgage-backed  securities.  See "Other Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities." In
addition,  if a series of a CMO includes a class that bears  interest at an adjustable  rate, the yield to maturity on the  related  CMO  residual  will also be  extremely  sensitive  to changes in the level of the index upon which interest rate  adjustments are based. As described below with respect to stripped  mortgage-backed  securities,  in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally  purchased and sold by  institutional  investors  through  several  investment banking  firms  acting as brokers or dealers.  The CMO residual  market has only very  recently  developed  and CMO residuals  currently  may not have the liquidity of other more  established  securities  trading in other  markets.
Transactions  in CMO residuals are generally  completed  only after careful  review of the  characteristics  of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption therefrom,  may not have been registered  under the Securities  Act of 1933, as amended.  CMO  residuals,  whether or not  registered  under such
Act, may be subject to certain  restrictions on  transferability,  and may be deemed  "illiquid" and subject to the
Portfolio's limitations on investment in illiquid securities.

                  Stripped   Mortgage-Backed   Securities.   Stripped   mortgage-backed   securities  ("SMBS")  are
derivative  multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.
Government,  or  by  private  originators  of,  or  investors  in,  mortgage  loans,  including  savings  and  loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually  structured  with two classes  that  receive  different  proportions  of the interest and principal  distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving some of the interest and most of the  principal  from the  mortgage  assets,  while the other class will receive most of the  interest and the  remainder of the  principal.  In the most  extreme  case,  one class will receive all of the interest  (the IO class),  while the other class will  receive all of the  principal  (the  principal-only  or "PO"
class). The yield to maturity on an IO class is extremely  sensitive to the rate of principal  payments  (including prepayments)  on the  related  underlying  mortgage  assets,  and a rapid  rate of  principal  payments  may have a material  adverse effect on the Portfolio's  yield to maturity from these  securities.  If the underlying  mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional  investors through several  investment banking firms acting as brokers or dealers,  these  securities were only recently  developed.  As a result,  established  trading markets have not
yet  developed  and,  accordingly,  these  securities  may be deemed  "illiquid"  and  subject  to the  Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor  expects that other  asset-backed  securities
(unrelated  to  mortgage  loans)  will be  offered  to  investors  in the  future.  Several  types of  asset-backed securities  maybe offered to investors,  including  Certificates  for Automobile  Receivables.  For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in corporate debt securities of foreign issuers  (including preferred or preference  stock),  certain foreign bank  obligations  (see "Bank  Obligations")  and U.S. dollar- or
foreign   currency-denominated   obligations   of  foreign   governments  or  their   subdivisions,   agencies  and
instrumentalities,  international  agencies and supranational  entities.  The Portfolio may invest up to 20% of its
assets  in   securities   denominated   in  foreign   currencies,   and  may  invest  beyond  this  limit  in  U.S.
dollar-denominated  securities of foreign  issuers.  The Portfolio  will  concentrate  its foreign  investments  in securities  of  issuers  based  in  developed  countries.  The  Portfolio  may  invest  up to 5% of its  assets  in securities  of issuers  based in  emerging  market  countries.  Investing  in the  securities  of  foreign  issuers involves  special risks and  considerations  not  typically  associated  with  investing in U.S.  companies.  For a discussion  of certain risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         The Portfolio also may purchase and sell foreign currency  options and foreign currency futures  contracts and related options (see "Derivative  Instruments"),  and enter into forward foreign currency exchange contracts in order to protect  against  uncertainty  in the level of future  foreign  exchange rates in the purchase and sale of securities.

         A forward foreign currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  may be bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign  currencies and the U.S. dollar or to increase exposure to a particular  foreign  currency.  Open positions in forward contracts are covered by the segregation  with the Trust's  custodian of cash or other liquid  assets and are marked to market  daily.  Although such  contracts  are intended to minimize the risk of loss due to a decline in the value of the hedged  currencies, at the same time,  they tend to limit any  potential  gain which might result  should the value of such  currencies increase.

         Brady Bonds.  The  Portfolio may invest in Brady Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial  bank loans to sovereign  entities for new  obligations  in  connection  with debt restructurings  under a debt restructuring  plan introduced by former U.S.  Secretary of the Treasury,  Nicholas F.
Brady  (the  "Brady  Plan").  Brady  Plan debt  restructurings  have  been  implemented  in a number of  countries, including in Argentina,  Bolivia,  Bulgaria,  Costa Rica, the Dominican Republic,  Ecuador,  Jordan, Mexico, Niger,
Nigeria,  the Philippines,  Poland,  Uruguay, and Venezuela.  In addition,  Brazil has concluded a Brady-like plan.
It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only  recently,  and  accordingly do not have a long payment  history.  Brady
Bonds may be collateralized or uncollateralized,  are issued in various currencies  (primarily the U.S. dollar) and are actively  traded in the  over-the-counter  secondary  market.  U.S.  dollar-denominated,  collateralized  Brady
Bonds,  which may be fixed rate par bonds or floating rate discount bonds, are generally  collateralized in full as to principal by U.S.  Treasury  zero-coupon  bonds having the same maturity as the Brady Bonds.  Interest  payments on these  Brady  Bonds  generally  are  collateralized  on a one-year  or longer  rolling-forward  basis by cash or securities in an amount that, in the case of fixed rate bonds,  is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments based on the applicable  interest  rate at that time and is adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value recovery payments" in certain  circumstances,  which in effect constitute  supplemental interest payments but  generally  are not  collateralized.  Brady Bonds are often  viewed as having three or four  valuation components:  (i) the  collateralized  repayment of principal at final maturity;  (ii) the  collateralized  interest payments;  (iii) the uncollateralized  interest payments;  and (iv) any uncollateralized  repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S. Treasury zero-coupon bonds (or comparable  collateral  denominated in other currencies) and interest coupon payments  collateralized  on an  18-month  rolling-forward  basis  by funds  held in  escrow  by an  agent  for the bondholders.  A significant  portion of the  Venezuelan  Brady Bonds and the  Argentine  Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or comparable collateral  denominated in other  currencies)  and/or interest coupon  payments  collateralized  on a 14-month (for
Venezuela) or 12-month (for  Argentina)  rolling-forward  basis by securities  held by the Federal  Reserve Bank of
New York as collateral agent.

         Brady Bonds  involve  various  risk  factors  including  residual  risk and the  history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to  restructuring  arrangements or to requests  for new credit,  which may cause the  Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations  in which the Portfolio  invests  include  certificates  of deposit, bankers'  acceptances,  and fixed  time  deposits.  Certificates  of deposit  are  negotiable  certificates  issued against  funds  deposited  in a  commercial  bank for a definite  period of time and  earning a  specified  return.
Bankers'  acceptances are negotiable drafts or bills of exchange,  normally drawn by an importer or exporter to pay for specific  merchandise,  which are  "accepted"  by a bank,  meaning,  in effect,  that the bank  unconditionally agrees to pay the face value of the  instrument on maturity.  Fixed time deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time  deposits may be withdrawn on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary depending upon market  conditions and the  remaining  maturity  of the  obligation.  There are no  contractual  restrictions  on the right to  transfer a beneficial  interest in a fixed time deposit to a third party,  although there is no market for such deposits.  The
Portfolio  will not invest in fixed time  deposits  which (1) are not  subject to  prepayment  or (2)  provide  for withdrawal  penalties upon prepayment  (other than overnight  deposits) if, in the aggregate,  more than 15% of its assets  would be  invested  in such  deposits,  repurchase  agreements  maturing  in more than seven days and other illiquid assets.

         The Portfolio  will limit its  investments  in United States bank  obligations  to  obligations  of United
States  banks  (including  foreign  branches)  which  have  more  than $1  billion  in total  assets at the time of investment  and are members of the Federal  Reserve  System,  are  examined by the  Comptroller  of the Currency or whose  deposits  are  insured by the  Federal  Deposit  Insurance  Corporation.  The  Portfolio  also may invest in certificates  of deposit of savings and loan  associations  (federally or state  chartered  and federally  insured)
having total assets in excess of $1 billion.

         The Portfolio will limit its  investments in foreign bank  obligations to United States dollar- or foreign currency-denominated  obligations  of foreign banks  (including  United States  branches of foreign banks) which at the time of investment  (I) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;
(ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii)  have  branches  or  agencies
(limited  purpose  offices which do not offer all banking  services) in the United States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations of United States banks in which the
Portfolio  may invest.  Subject to the Trust's  limitation  on  concentration  of no more than 25% of its assets in the  securities  of issuers in a  particular  industry,  there is no  limitation  on the amount of the  Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of  foreign  banks  involve  somewhat   different   investment  risks  than  those  affecting
obligations of United States banks,  including the possibilities  that their liquidity could be impaired because of future  political  and  economic  developments,  that their  obligations  may be less  marketable  than  comparable obligations of United States banks, that a foreign  jurisdiction  might impose withholding taxes on interest income payable on those  obligations,  that foreign  deposits  may be seized or  nationalized,  that foreign  governmental restrictions  such as exchange  controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations and that the selection of those  obligations may be more difficult because there may be less publicly available information  concerning foreign banks or because the accounting,  auditing and financial reporting  standards,  practices and  requirements  applicable to foreign banks may differ from those applicable to
United  States  banks.  Foreign  banks are not generally  subject to  examination  by any United States  Government agency or instrumentality.

         Short  Sales.  The  Portfolio  may make  short  sales of  securities  as part of their  overall  portfolio management  strategies  involving  the use of  derivative  instruments  and to offset  potential  declines  in long positions in similar  securities.  A short sale is a transaction  in which the  Portfolio  sells a security it does not own in anticipation that the market price of that security will decline.

         When the  Portfolio  makes a short  sale,  it must  borrow the  security  sold short and deliver it to the broker-dealer  through which it made the short sale as collateral  for its  obligation to deliver the security upon conclusion  of the  sale.  The  Portfolio  may  have to pay a fee to  borrow  particular  securities  and is  often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the  security  sold short  increases  between  the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss;  conversely,  if the price declines, the  Portfolio  will  realize  a  capital  gain.  Any  gain  will be  decreased,  and any  loss  increased,  by the transaction  costs  described  above.  The successful  use of short selling may be adversely  affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio  engages in short sales, it will provide  collateral to the broker-dealer and (except in the case of short sales  "against the box") will maintain  additional  asset coverage in the form of cash or other  liquid  assets in a  segregated  account.  The  Portfolio  does not intend to enter into short sales
(other than those  "against the box") if  immediately  after such sale the aggregate of the value of all collateral plus the amount in such  segregated  account exceeds  one-third of the value of the  Portfolio's  net assets.  This percentage  may be varied by action of the Trust's  Board of  Trustees.  A short sale is  "against  the box" to the extent  that the  Portfolio  contemporaneously  owns,  or has the  right to  obtain  at no added  cost,  securities identical to those sold short.

         Derivative  Instruments.  In pursuing its objective,  the Portfolio  may, as described in the  Prospectus, purchase  and sell  (write)  both put options  and call  options on  securities,  securities  indexes,  and foreign currencies,  and enter into  interest  rate,  foreign  currency and index  futures  contracts and purchase and sell options on such futures contracts  ("futures  options") for hedging  purposes.  The Portfolio also may purchase and sell foreign  currency  options for purposes of increasing  exposure to a foreign  currency or to shift exposure to foreign  currency  fluctuations  from one country to another.  The  Portfolio  also may enter into swap  agreements with  respect to  foreign  currencies,  interest  rates and  indexes of  securities.  If other  types of  financial instruments,  including  other types of options,  futures  contracts,  or futures options are traded in the future, the Portfolio may also use those  instruments,  provided that the Trust's Board of Trustees  determines  that their use is consistent  with the  Portfolio's  investment  objective,  and provided  that their use is  consistent  with restrictions  applicable  to options and futures  contracts  currently  eligible for use by the Trust  (i.e.,  that written call or put options will be "covered" or "secured"  and that futures and futures  options will be used only for hedging purposes).

         Options on  Securities  and  Indexes.  The  Portfolio  may  purchase and sell both put and call options on debt or other securities or indexes in standardized  contracts traded on foreign or national securities  exchanges, boards of trade, or similar entities,  or quoted on NASDAQ or on a regulated foreign  over-the-counter  market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered." In the case of a call option on a security,  the option is "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or, if additional cash  consideration  is required,  cash or cash  equivalents  or other liquid assets in such amount are placed in a segregated  account by its custodian)  upon conversion or exchange of other  securities held by the Portfolio.  For a call  option on an index,  the option is covered  if the  Portfolio  maintains  with its  custodian  cash or cash equivalents  equal to the contract  value. A call option is also covered if the Portfolio  holds a call on the same security or index as the call written  where the  exercise  price of the call held is (I) equal to or less than the exercise  price of the call  written,  or (ii) greater than the exercise  price of the call  written,  provided the difference  is  maintained  by the  Portfolio  in  cash  or cash  equivalents  in a  segregated  account  with  its custodian.  A put  option  on a  security  or an  index  is  "covered"  if the  Portfolio  maintains  cash  or cash equivalents  equal to the exercise price in a segregated  account with its custodian.  A put option is also covered if the Portfolio  holds a put on the same security or index as the put written where the exercise  price of the put held is (i) equal to or greater than the exercise  price of the put written,  or (ii) less than the exercise  price of the put written,  provided the  difference  is  maintained  by the  Portfolio in cash or cash  equivalents  in a segregated account with its custodian.

         If an option  written  by the  Portfolio  expires,  the  Portfolio  realizes  a capital  gain equal to the premium  received  at  the  time  the  option  was  written.  If an  option  purchased  by  the  Portfolio  expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an  option  of the same  series  (type,  exchange,  underlying  security  or  index,  exercise  price,  and expiration).  There can be no  assurance,  however,  that a closing  purchase or sale  transaction  can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing  purchase  transaction if the cost of the closing option is less than the premium  received from writing the option,  or, if it is more, the Portfolio will realize a capital loss. If the premium  received  from a closing sale  transaction  is more than the premium paid to purchase the option,  the  Portfolio  will realize a capital gain or, if it is less,  the  Portfolio  will realize a capital loss.  The  principal  factors  affecting  the market  value of a put or a call option  include  supply and demand, interest rates,  the current market price of the underlying  security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the  Portfolio is an asset of the  Portfolio.  The premium  received for an option written by the Portfolio is recorded as a deferred  credit.  The value of an option purchased  or written is marked to market  daily and is valued at the closing  price on the exchange on which it is traded or, if not traded on an  exchange or no closing  price is  available,  at the mean  between the last bid and asked  prices.  For a  discussion  of certain  risks  involved  in  options,  see this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio  may buy or sell put and call  options on  foreign  currencies either on exchanges or in the  over-the-counter  market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign  currency at the exercise price until the option expires.  Currency  options traded on U.S. or other  exchanges  may be subject to position  limits which may limit the ability of the Portfolio to reduce  foreign  currency risk using such options.  Over-the-counter  options differ from traded options in that they are two-party  contracts with price and other terms negotiated  between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures  Contracts  and  Options on Futures  Contracts.  The  Portfolio  may use  interest  rate,  foreign currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest rate, foreign currency or index  futures  contract  provides for the future sale by one party and purchase by another party of a specified quantity  of a  financial  instrument,  foreign  currency  or the cash value of an index at a  specified  price and time.  A  futures  contract  on an index  is an  agreement  pursuant  to which  two  parties  agree to take or make delivery  of an  amount of cash  equal to the  difference  between  the value of the index at the close of the last trading day of the contract and the price at which the index  contract was originally  written.  Although the value of an index  might be a function  of the value of certain  specified  securities,  no  physical  delivery  of these securities is made.

         The Portfolio may purchase and write call and put futures  options.  Futures  options  possess many of the same  characteristics  as options on securities and indexes  (discussed  above).  A futures option gives the holder the right,  in return for the premium paid, to assume a long position  (call) or short  position (put) in a futures contract  at a  specified  exercise  price at any time  during the period of the  option.  Upon  exercise of a call option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with  applicable  rules of the CFTC under which the Trust and the Portfolio avoid being deemed a
"commodity  pool" or a "commodity  pool  operator,"  the  Portfolio  intends  generally to limit its use of futures contracts  and  futures  options  to "bona  fide  hedging"  transactions,  as such term is  defined  in  applicable regulations,  interpretations  and  practice.  For  example,  the  Portfolio  might use futures  contracts to hedge against  anticipated  changes in interest  rates that might  adversely  affect either the value of the  Portfolio's securities  or the price of the  securities  which the  Portfolio  intends to  purchase.  The  Portfolio's  hedging activities  may  include  sales of futures  contracts  as an offset  against the effect of  expected  increases  in interest  rates,  and  purchases  of futures  contracts  as an offset  against the effect of  expected  declines in interest  rates.  Although  other  techniques  could be used to reduce that  Portfolio's  exposure to interest rate fluctuations,  the  Portfolio  may be able to hedge its exposure  more  effectively  and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio  will only enter into futures  contracts  and futures  options  which are  standardized  and traded on a U.S. or foreign  exchange,  board of trade,  or similar  entity,  or quoted on an  automated  quotation system.

         When a purchase  or sale of a futures  contract is made by the  Portfolio,  the  Portfolio  is required to deposit  with its  custodian  (or  broker,  if legally  permitted)  a specified  amount of cash or U.S.  Government securities  ("initial  margin").  The margin  required  for a futures  contract is set by the exchange on which the contract is traded and may be modified  during the term of the contract.  The initial  margin is in the nature of a performance  bond or  good  faith  deposit  on the  futures  contract  which  is  returned  to the  Portfolio  upon termination of the contract,  assuming all contractual  obligations have been satisfied.  The Portfolio  expects to earn interest income on its initial margin  deposits.  A futures  contract held by the Portfolio is valued daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the  Portfolio  pays or receives cash,  called  "variation  margin,"  equal to the daily  change in value of the futures  contract.  This process is known as "marking to market."  Variation  margin does not  represent a borrowing  or loan by the  Portfolio  but is instead a  settlement  between  the  Portfolio  and the broker of the amount one would owe the other if the futures contract  expired.  In  computing  daily net asset  value,  the  Portfolio  will  mark to market  its open  futures positions.

         The  Portfolio  is also  required to deposit and  maintain  margin with respect to put and call options on futures  contracts  written by it.  Such  margin  deposits  will vary  depending  on the  nature of the  underlying futures contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the Portfolio.

         Although  some  futures  contracts  call for  making  or taking  delivery  of the  underlying  securities, generally these  obligations are closed out prior to delivery by offsetting  purchases or sales of matching futures contracts (same exchange,  underlying  security or index, and delivery month).  If an offsetting  purchase price is less than the  original  sale  price,  the  Portfolio  realizes a capital  gain,  or if it is more,  the  Portfolio realizes a capital loss.  Conversely,  if an offsetting sale price is more than the original  purchase  price,  the
Portfolio  realizes a capital  gain,  or if it is less,  the Portfolio  realizes a capital  loss.  The  transaction costs must also be included in these calculations.

         Limitations  on Use of Futures  and  Futures  Options.  In general,  the  Portfolio  intends to enter into positions  in futures  contracts  and  related  options  only for "bona fide  hedging"  purposes.  With  respect to positions in futures and related  options that do not constitute  bona fide hedging  positions,  the Portfolio will not enter into a futures  contract or futures option contract if,  immediately  thereafter,  the aggregate  initial margin  deposits  relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the Portfolio's  total net assets. A call option is  "in-the-money"  if the value of the  futures  contract  that is the  subject of the option  exceeds  the exercise  price. A put option is  "in-the-money"  if the exercise  price exceeds the value of the futures  contract that is the subject of the option.

         When  purchasing a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts  deposited with a futures  commission merchant as margin,  are equal to the market  value of the  futures  contract.  Alternatively,  the  Portfolio  may
"cover"  its  position by  purchasing  a put option on the same  futures  contract  with a strike  price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin, are equal to the market  value of the  instruments  underlying  the  contract.  Alternatively,  the  Portfolio  may
"cover"  its  position by owning the  instruments  underlying  the  contract  (or, in the case of an index  futures contract,  a portfolio with a volatility  substantially  similar to that of the index on which the futures contract is based),  or by holding a call option  permitting the Portfolio to purchase the same futures  contract at a price no higher than the price of the  contract  written by the  Portfolio  (or at a higher  price if the  difference  is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures  contract,  the Portfolio  will  maintain with its custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  equal the total market value of the futures contract  underlying the call option.  Alternatively,  the  Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option,  by owning the  instruments  underlying the futures  contract,  or by holding a separate  call option  permitting  the  Portfolio  to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio  will  maintain  with its custodian  (and mark-to-market  on a daily  basis)  cash or other  liquid  assets  that  equal the  purchase  price of the  futures contract,  less any margin on deposit.  Alternatively,  the  Portfolio  may cover the  position  either by entering into a short position in the same futures  contract,  or by owning a separate put option  permitting it to sell the same  futures  contract  so long as the strike  price of the  purchased  put option is the same or higher  than the strike  price  of the put  option  sold by the  Portfolio.  For a  discussion  of the  risks  involved  in  futures contracts  and  related  options,  see the  Trust's  Prospectus  and this  Statement  under  "Certain  Factors  and
Investment Methods."

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements for purposes of attempting to obtain a particular  desired return at a lower cost to the Portfolio than if the Portfolio had invested  directly in an instrument that yielded that desired  return.  The Portfolio may also enter into  options on swap  agreements.  For a  discussion  of swap  agreements,  see the Trust's  Prospectus under  "Investment  Objectives and Policies." The  Portfolio's  obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement  based on the relative  values of the positions  held by each party to the agreement  (the "net  amount").  The  Portfolio's  obligations  under a swap  agreement  will be accrued daily  (offset  against any amounts  owing to the  Portfolio)  and any accrued but unpaid net  amounts  owed to a swap  counterparty  will be  covered  by the  maintenance  of a  segregated  account consisting of cash or other liquid  assets to avoid any potential  leveraging  of the  Portfolio's  portfolio.  The
Portfolio  will not enter into a swap  agreement  with any single  party if the net amount  owed or to be  received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's  use of swap agreements will be successful in furthering its investment  objective of  total  return  will  depend  on the  Sub-advisor's  ability  correctly  to  predict  whether  certain  types of investments  are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because  they may have terms of longer than seven days,  swap  agreements  may be  considered  to be  illiquid.
Moreover,  the Portfolio  bears the risk of loss of the amount  expected to be received  under a swap  agreement in the  event of the  default  or  bankruptcy  of a swap  agreement  counterparty.  The  Sub-advisor  will  cause  the
Portfolio  to enter into swap  agreements  only with  counterparties  that would be eligible for  consideration  as repurchase agreement  counterparties under the Portfolio's  repurchase agreement  guidelines.  Certain restrictions imposed on the Portfolio by the Internal  Revenue Code may limit the  Portfolio's  ability to use swap  agreements.
The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation,  could  adversely  affect the  Portfolio's  ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain  swap  agreements  are exempt from most  provisions  of the  Commodity  Exchange  Act ("CEA") and, therefore,  are not regulated as futures or commodity option  transactions  under the CEA,  pursuant to regulations approved  by the  CFTC.  To  qualify  for this  exemption,  a swap  agreement  must be  entered  into by  "eligible participants,"  which includes the following,  provided the participants'  total assets exceed established  levels:
a bank or trust company,  savings  association or credit union,  insurance  company,  investment company subject to regulation under the 1940 Act, commodity pool, corporation,  partnership,  proprietorship,  organization,  trust or other entity,  employee benefit plan,  governmental entity,  broker-dealer,  futures commission  merchant,  natural person,  or regulated  foreign  person.  To be eligible,  natural  persons and most other  entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets  exceeding $5 million.
In addition,  an eligible swap  transaction must meet three  conditions.  First, the swap agreement may not be part of a  fungible  class of  agreements  that are  standardized  as to their  material  economic  terms.  Second,  the creditworthiness  of parties  with actual or  potential  obligations  under the swap  agreement  must be a material consideration in entering into or determining the terms of the swap agreement,  including  pricing,  cost or credit enhancement  terms.  Third,  swap  agreements  may not be  entered  into and  traded on or  through a  multilateral transaction execution facility.

         This exemption is not exclusive,  and participants may continue to rely on existing  exclusions for swaps, such as the Policy  Statement  issued in July 1989  which  recognized  a safe  harbor  for swap  transactions  from regulation as futures or commodity  option  transactions  under the CEA or its  regulations.  The Policy  Statement applies to swap  transactions  settled in cash that (1) have individually  tailored terms, (2) lack  exchange-style offset and the use of a clearing  organization or margin system,  (3) are undertaken in conjunction  with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes are derivative  debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the interest rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities may include a multiplier  that multiplies the indexed element by a  specified  factor  and,  therefore,  the  value of such  securities  may be very  volatile.  To the  extent  the
Portfolio  invests  in these  securities,  however,  the  Sub-advisor  analyzes  these  securities  in its  overall assessment  of the  effective  duration  of the  Portfolio's  portfolio  in an effort to  monitor  the  Portfolio's interest rate risk.

         Foreign  Currency  Exchange  Related  Securities.  The  Portfolio  may also  invest  in  foreign  currency warrants,  principal  exchange rate linked  securities and  performance  indexed paper.  For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants to Purchase  Securities.  The Portfolio may invest in or acquire  warrants to purchase  equity or fixed-income  securities.  Bonds with warrants attached to purchase equity securities have many  characteristics of convertible  bonds and their prices may, to some degree,  reflect the  performance of the underlying  stock.  Bonds also may be issued with  warrants  attached  to  purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would permit the Portfolio to buy  additional  bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid instrument  can  combine  the  characteristics  of  securities,  futures,  and  options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration  management,  and increased total return.  For an additional  discussion of hybrid  instruments  and certain risks involved  therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The Portfolio  may also invest in inverse  floating  rate debt  instruments  ("inverse floaters").  The  interest  rate on an inverse  floater  resets in the opposite  direction  from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating  rate  security may exhibit  greater price volatility than a fixed rate  obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial  loans. Such indebtedness may be  secured  or  unsecured.  Loan  participations  typically  represent  direct  participation  in a loan  to a corporate  borrower,  and generally are offered by banks or other  financial  institutions  or lending  syndicates.
When purchasing loan  participations,  the Portfolio assumes the credit risk associated with the corporate borrower and may  assume  the  credit  risk  associated  with  an  interposed  bank or  other  financial  intermediary.  The participation  interests in which the  Portfolio  intends to invest may not be rated by any  nationally  recognized rating service.

         A loan is  often  administered  by an  agent  bank  acting  as  agent  for all  holders.  The  agent  bank administers  the terms of the loan,  as specified in the loan  agreement.  In addition,  the agent bank is normally responsible  for  the  collection  of  principal  and  interest  payments  from  the  corporate  borrower  and  the apportionment  of these  payments  to the  credit of all  institutions  which are  parties  to the loan  agreement.
Unless,  under  the  terms of the loan or other  indebtedness,  the  Portfolio  has  direct  recourse  against  the corporate  borrower,  the Portfolio  may have to rely on the agent bank or other  financial  intermediary  to apply appropriate credit remedies against a corporate borrower.

         A  financial  institution's  employment  as agent bank might be  terminated  in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally be appointed to replace the  terminated  agent bank,  and assets held by the agent bank under the loan  agreement  should remain available  to holders  of such  indebtedness.  However,  if assets  held by the agent  bank for the  benefit of the
Portfolio were  determined to be subject to the claims of the agent bank's general  creditors,  the Portfolio might incur  certain  costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal and/or interest.  In situations  involving other interposed  financial  institutions  (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness  depend primarily upon the  creditworthiness of the  corporate  borrower  for payment of  principal  and  interest.  If the  Portfolio  does not receive  scheduled interest or  principal  payments on such  indebtedness,  the  Portfolio's  share price and yield could be adversely affected.  Loans that are fully secured offer the Portfolio  more  protection  than an unsecured  loan in the event of  non-payment  of scheduled  interest or  principal.  However,  there is no  assurance  that the  liquidation  of collateral  from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The Portfolio may invest in loan  participations  with credit quality comparable to that of issuers of its securities  investments.  Indebtedness of companies whose  creditworthiness is poor involves  substantially greater risks,  and may be highly  speculative.  Some  companies  may never pay off their  indebtedness,  or may pay only a small  fraction of the amount owed.  Consequently,  when investing in  indebtedness  of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Portfolio  generally will treat the  corporate  borrower as the  "issuer" of  indebtedness  held by the  Portfolio.  In the case of loan participations  where a bank or other lending institution serves as a financial  intermediary between the Portfolio and the  corporate  borrower,  if the  participation  does not shift to the  Portfolio  the direct  debtor-creditor relationship  with the  corporate  borrower,  SEC  interpretations  require the Portfolio to treat both the lending bank or other lending  institution and the corporate borrower as "issuers" for the purposes of determining  whether the  Portfolio  has  invested  more  than  5% of  its  total  assets  in a  single  issuer.  Treating  a  financial intermediary as an issuer of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single  financial  intermediary,  or a group of  intermediaries  engaged  in the  same  industry,  even if the underlying borrowers represent many different companies and industries.

         Loan  and  other  types of  direct  indebtedness  may not be  readily  marketable  and may be  subject  to restrictions on resale.  In some cases,  negotiations  involved in disposing of  indebtedness  may require weeks to complete.  Consequently,  some  indebtedness  may be  difficult  or  impossible  to  dispose of readily at what the
Sub-advisor  believes to be a fair price.  In  addition,  valuation  of  illiquid  indebtedness  involves a greater degree of judgment  in  determining  the  Portfolio's  net asset  value than if that value were based on  available market  quotations,  and could result in significant  variations in the Portfolio's  daily share price. At the same time,  some loan interests are traded among certain  financial  institutions  and accordingly may be deemed liquid.
As the market for different  types of  indebtedness  develops,  the liquidity of these  instruments  is expected to improve.  In  addition,  the  Portfolio  currently  intends  to treat  indebtedness  for which  there is no readily available  market as illiquid for purposes of the Portfolio's  limitation on illiquid  investments.  Investments in loan  participations  are considered to be debt  obligations for purposes of the Company's  investment  restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests with respect to the loan may involve  additional  risks to the Portfolio.  For example,  if a loan is foreclosed,  the Portfolio could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with owning and disposing  of the  collateral.  In  addition,  it is  conceivable  that under  emerging  legal  theories  of lender liability,  the  Portfolio  could be held  liable as  co-lender.  It is unclear  whether  loans and other  forms of direct  indebtedness  offer  securities  law  protections  against fraud and  misrepresentation.  In the absence of definitive  regulatory  guidance,  the  Portfolio  relies on the  Sub-advisor's  research  in an  attempt  to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed  Funding  Loans and  Revolving  Credit  Facilities.  The  Portfolio  may enter  into,  or  acquire participations  in, delayed  funding loans and revolving  credit  facilities.  Delayed  funding loans and revolving credit  facilities are borrowing  arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified term.  These  commitments may have the effect of requiring the Portfolio to increase its  investment  in a company at a time when it might not  otherwise  decide to do so  (including  at a time when the company's  financial  condition  makes it unlikely  that such amounts will be repaid).  To the extent that the  Portfolio  is  committed to advance  additional  funds,  it will at all times  segregate  liquid  assets, determined to be liquid by the  Sub-advisor in accordance  with  procedures  established by the Board of Directors, in an  amount  sufficient  to meet  such  commitments.  The  Portfolio  may  invest in  delayed  funding  loans and revolving  credit  facilities  with credit  quality  comparable to that of issuers of its  securities  investments.
Delayed  funding  loans and  revolving  credit  facilities  may be subject to  restrictions  on transfer,  and only limited  opportunities  may exist to resell such  instruments.  As a result,  the  Portfolio  may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market  value.  The Portfolio currently  intend to treat  delayed  funding loans and revolving  credit  facilities  for which there is no readily available  market as illiquid for purposes of the  Portfolio's  limitation on illiquid  investments.  Participation interests  in  revolving  credit  facilities  will be  subject  to the  limitations  discussed  above  under  "Loan
Participations."  Delayed funding loans and revolving  credit  facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations are
applicable  to  the  AST  PIMCO  Limited  Maturity  Bond  Portfolio.   These   limitations  are  not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest  more than 15% of the assets of the  Portfolio  (taken at market  value at the time of the investment) in "illiquid  securities,"  illiquid securities being defined to include securities subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase agreements maturing in more than seven days,  certain options traded over the counter that a Portfolio has purchased,  securities being used to cover such options a Portfolio has written,  securities for which market quotations are not readily  available,  or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         2.       Invest  more  than 5% of the  assets  of the  Portfolio  (taken  at  market  value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the SEC has taken the position  that  purchased  OTC options and the assets used as cover for written OTC options are illiquid  securities.  Therefore,  the Portfolio has adopted an investment  policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such  transactions,  the sum of the market  value of OTC  options  currently  outstanding  which are held by the  Portfolio,  the  market  value of the underlying  securities  covered by OTC call options  currently  outstanding  which were sold by the  Portfolio  and margin deposits on the  Portfolio's  existing OTC options on futures  contracts  exceeds 15% of the total assets of the  Portfolio,  taken at market value,  together with all other assets of the Portfolio  which are illiquid or are otherwise  not  readily  marketable.  However,  if an OTC  option  is  sold  by the  Portfolio  to a  primary  U.S.
Government  securities  dealer  recognized  by the Federal  Reserve Bank of New York and if the  Portfolio  has the
unconditional  contractual  right to repurchase such OTC option from the dealer at a predetermined  price, then the
Portfolio will treat as illiquid such amount of the underlying  securities  equal to the repurchase  price less the amount by which the option is  "in-the-money"  (i.e.,  current market value of the underlying  securities minus the option's  strike  price).  The  repurchase  price with the primary  dealers is  typically a formula  price which is generally  based on a multiple  of the  premium  received  for the  option,  plus the amount by which the option is
"in-the-money."

AST Money Market Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The  Portfolio  will not invest in bank  obligations  for which any  affiliate  of the
Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by credit  card receivables,  automobile  loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to
10% of the  Portfolio's  net assets,  subject to the  limitations  of rule 2a-7 under in Investment  Company Act of
1940.  These  asset-backed  securities  in which the Portfolio  may invest are subject to the  Portfolio's  overall credit  requirements.  However,  asset-backed  securities,  in general, are subject to certain risks. Most of these risks are  related to limited  interests  in  applicable  collateral.  For  example,  credit card  receivables  are generally  unsecured  and the debtors  are  entitled to the  protection  of a number of state and federal  consumer credit  laws,  many of which give such  debtors  the right to set off certain  amounts on credit card debt  thereby reducing the balance due. Additionally,  if the letter of credit is exhausted,  holders of asset-backed  securities may also  experience  delays in payments or losses if the full amounts due on  underlying  sales  contracts are not realized.  Because  asset-backed  securities  are  relatively  new, the market  experience  in these  securities is limited  and the  market's  ability  to sustain  liquidity  through  all  phases of the  market  cycle has not been tested.  For a discussion of  asset-backed  securities  and the risks involved  therein see the Trust's  Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the  Board of  Trustees  of the  Trust,  the  Portfolio  may  invest  in  certain  synthetic  instruments.  Such instruments  generally  involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates  evidencing  interests in the trust.  The  certificates  are generally  sold in private  placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

         Reverse  Repurchase   Agreements.   The  Portfolio  invests  the  proceeds  of  borrowings  under  reverse repurchase  agreements.  The  Portfolio  will  enter into a reverse  repurchase  agreement  only when the  interest income to be earned from the  investment of the proceeds is greater than the interest  expense of the  transaction.
The  Portfolio  will not invest the  proceeds of a reverse  repurchase  agreement  for a period  which  exceeds the duration of the reverse  repurchase  agreement.  The  Portfolio  may not enter into reverse  repurchase  agreements exceeding in the  aggregate  one-third of the market value of its total  assets,  less  liabilities  other than the obligations  created by  reverse  repurchase  agreements.  The  Portfolio  will  establish  and  maintain  with its custodian  a  separate  account  with a  segregated  portfolio  of  securities  in an amount at least  equal to its purchase  obligations  under its  reverse  repurchase  agreements.  If  interest  rates  rise  during the term of a reverse  repurchase  agreement,  such reverse  repurchase  agreement may have a negative  impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign  Securities.  The  Portfolio  may  invest  in  U.S.  dollar-denominated  foreign  securities.  Any foreign  commercial  paper  must  not be  subject  to  foreign  withholding  tax at the time of  purchase.  Foreign investments  may be made directly in securities of foreign issuers or in the form of American  Depositary  Receipts
("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs and EDRs are receipts  issued by a bank or trust  company that  evidence  ownership of  underlying  securities  issued by a foreign  corporation  and that are designed for use in the domestic,  in the case of ADRs, or European,  in the case of EDRs,  securities markets. For a discussion  of depositary  receipts and the risks  involved in investing in foreign  securities,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  Loans will be  subject  to  termination  by the  Portfolio  in the normal settlement  time,  generally three business days after notice.  Borrowed  securities must be returned when the loan is  terminated.  The  Portfolio  may pay  reasonable  finders' and  custodial  fees in  connection  with a loan. In making a loan, the Portfolio will consider the creditworthiness of the borrowing financial institution.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit  the sale of  shares  of the Trust to  separate  accounts  of  Participating  Insurance
Companies in certain states,  the Trust may make commitments  more  restrictive than the restrictions  described in the  section  of this  Statement  entitled  "Investment  Restrictions."  Should the Trust  determine  that any such commitment is no longer in the best interests of the Trust and its  shareholders  it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees  of the Trust may,  from time to time,  promulgate  guidelines  with  respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The  investment  restrictions  set forth below are  "fundamental"  policies.  See the  subsection  of this
Statement entitled  "Investment  Objectives and Policies" for further  discussion of "fundamental"  policies of the
Trust  and  the  requirements  for  changing  such  "fundamental"  policies.   Investment  policies  that  are  not
"fundamental" may be found in the general  description of the investment  policies of each Portfolio,  as described in the section of this Statement and the Trust's Prospectus entitled "Investment Objectives and Policies."

         The  investment  restrictions  below  apply only to the  Portfolio  or  Portfolios  described  in the text preceding the restrictions.

Investment  Restrictions  Applicable  Only to the AST Alliance Growth and Income  Portfolio,  the AST JanCap Growth
Portfolio,  the AST INVESCO Equity Income  Portfolio,  the AST Federated High Yield Portfolio,  the AST PIMCO Total
Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1.       A Portfolio will not buy any securities or other  property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

2.        Portfolio will not invest in companies for the purpose of exercising control or management.

3.       A Portfolio  will not underwrite  securities  issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

4.       A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST Founders Passport Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       Make loans of money or securities  other than (a) through the purchase of  securities  in accordance  with the Portfolio's investment objective,  (b) through repurchase  agreements,  and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

2.       Underwrite  securities  issued  by  others  except  to the  extent  that the  Portfolio  may be  deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4.       Invest  directly in physical  commodities  (other than  foreign  currencies),  real estate or interests in real  estate;  provided,  that the  Portfolio  may  invest in  securities  of  issuers  which  invest  in  physical commodities,  real estate or interests in real estate;  and,  provided  further,  that this  restriction  shall not prevent the Portfolio from purchasing or selling options,  futures, swaps and forward contracts,  or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5.       Make  any  investment  which  would  concentrate  25% or  more  of the  Portfolio's  total  assets  in the securities  of issuers  having  their  principal  business  activities  in the same  industry,  provided  that this limitation  does  not  apply  to  obligations  issued  or  guaranteed  by the  U.S.  government,  its  agencies  or instrumentalities;

6.       Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7.       As to 75% of the value of its total assets,  invest more than 5% of its total assets,  at market value, in the securities of any one issuer (except  securities issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities); or

8.       As to 75% of the value of its total  assets,  purchase  more  than 10% of any class of  securities  of any single issuer or purchase more than 10% of the voting securities of any single issuer.

         In  applying  the above  restriction  regarding  investments  in a single  industry,  the  Portfolio  uses industry classifications based, where applicable,  on Baseline, Bridge Information Systems, Reuters, the S&P Stock
                                                      --------  --------------------------  -------      ----------
Guide published by Standard & Poor's,  information obtained from Bloomberg L.P. and Moody's  International,  and/or
-----
the prospectus of the issuing company.  Selection of an appropriate industry  classification  resource will be made by the Sub-advisor in the exercise of its reasonable discretion.  (This note is not a fundamental policy.)
                                                                                ---

Investment Restrictions Applicable Only to the AST Janus Overseas Growth Portfolio:

1.       The Portfolio may borrow money for temporary or emergency  purposes (not for  leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets  (including the amount  borrowed) less liabilities
(other than  borrowings).  If borrowings  exceed 33 1/3% of the value of the Portfolio's  total assets by reason of a decline in net assets,  the  Portfolio  will  reduce its  borrowings  within  three  business  days to the extent necessary to comply with the 33 1/3%  limitation.  This policy shall not prohibit  reverse  repurchase  agreements, deposits  of assets to margin or  guarantee  positions  in futures,  options,  swaps or forward  contracts,  or the segregation of assets in connection with such contracts.

2.       The Portfolio will not, as to 75% of the value of its total assets,  own more than 10% of the  outstanding voting  securities  of any one  issuer,  or  purchase  the  securities  of any one  issuer  (except  cash items and
"government  securities" as defined under the 1940 Act as amended),  if  immediately  after and as a result of such purchase,  the value of the holdings of the Portfolio in the  securities of such issuer  exceeds 5% of the value of its total assets.

3.       The Portfolio will not invest more than 25% of the value of its assets in any particular  industry  (other than U.S. government securities).

4.       The  Portfolio  will not  invest  directly  in real  estate or  interests  in real  estate;  however,  the
Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5.       The  Portfolio  will not  purchase or sell  physical  commodities  other than  foreign  currencies  unless acquired  as a result of  ownership  of  securities  (but this  limitation  shall not prevent  the  Portfolio  from purchasing  or selling  options,  futures,  swaps and forward  contracts or from  investing in  securities or other instruments backed by physical commodities).

6.       The  Portfolio  may not make  loans,  except  that the  Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;  (ii) purchase  money market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly distributed or privately placed debt securities.

7.       The Portfolio  will not act as an underwriter  of securities  issued by others,  except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8.       The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The  Portfolio  may not make  loans,  except  that the  Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;  (ii) purchase  money market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly distributed or privately placed debt securities;

2.       With  respect to 75% of the value of its total  assets,  purchase  the  security of any one issuer if such purchase  would cause more than 5% of the  Portfolio's  assets at market to be invested in the  securities  of such issuer, except U.S. government  securities,  or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3.       Invest more than 25% of the assets of the  Portfolio,  exclusive of cash and U.S.  government  securities, in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite  any  securities  except to the extent that the  Portfolio  may be deemed an  underwriter  when purchasing or selling securities;

6.       Purchase or sell real  estate.  (In the opinion of the  Sub-advisor,  this  restriction  will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7.       The Portfolio may not purchase or sell physical  commodities  unless acquired as a result of the ownership of securities or instruments;  provided that this  restriction  shall not prohibit a Portfolio from (i) engaging in permissable  options and futures  transactions  and forward  foreign  currency  contracts  in  accordance  with the
Portfolio's investment policies or (ii) investing in securities of any kind; or

8.       Borrow any money,  except in an amount not in excess of 33 1/3% of the total assets of the Portfolio,  and then only for emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

         In determining  industry groups for purposes of the above  restriction  regarding  investments in a single industry,  the SEC  ordinarily  uses the Standard  Industry  Classification  codes  developed by the United  States
Office of Management and Budget.  The Sub-advisor  monitors  industry  concentration  using a more restrictive list of industry  groups than that  recommended  by the SEC. The  Sub-advisor  believes that these  classifications  are reasonable and are not so broad that the primary  economic  characteristics  of the companies in a single class are materially  different.  The use of  these  more  restrictive  industry  classifications  may,  however,  cause  the
Portfolio to forego  investment  possibilities  which may  otherwise  be available to it under the 1940 Act.  (This note is not a fundamental policy.)
        ---

Investment Restrictions Applicable Only to the AST Gabelli Small-Cap Value Portfolio:

          The  following  fundamental  policies  should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow  money  except  that the  Portfolio  may (i)  borrow for  non-leveraging,  temporary  or  emergency purposes  and (ii)  engage  in  reverse  repurchase  agreements  and make  other  investments  or  engage  in other transactions,  which may involve a borrowing,  in a manner consistent with the Portfolio's investment objective and program,  provided that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's total assets  (including the amount  borrowed) less  liabilities  (other than  borrowings) or such other percentage permitted by law. Any  borrowings  which come to exceed this amount will be reduced in accordance  with  applicable law. The  Portfolio may borrow from banks,  and other funds or other persons to the extent  permitted by applicable law;

2.       Purchase  or sell  physical  commodities;  except  that it may enter into  futures  contracts  and options thereon;

3.       Purchase  the  securities  of any  issuer if, as a result,  more than 25% of the value of the  Portfolio's total assets would be invested in the  securities  of issuers  having their  principal  business  activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend  portfolio  securities  and  participate  in an interfund lending  program  to the  extent  permitted  by  applicable  law,  provided  that no such loan may be made if, as a result,  the  aggregate  of such  loans  would  exceed  33 1/3%  of the  value  of the  Portfolio's  total  assets;
(ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire  publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security if, as a result,  with respect to 75% of the value of its total  assets,  more than 5%
of the value of the  Portfolio's  total  assets  would be invested in the  securities  of a single  issuer,  except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total  assets, more than 10% of the  outstanding  voting  securities  of any issuer  would be held by the  Portfolio  (other  than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments
(but this shall not prevent the Portfolio from investing in securities or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other persons,  except to the extent that the Portfolio may be deemed to be an  underwriter  within the meaning of the  Securities  Act of 1933 in connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The following notes should be read in connection with the  above-described  fundamental  policies.
The notes are not fundamental policies.
              ---

         With respect to investment  restrictions  (1) and (4), the  Portfolio  will not borrow from or lend to any other fund unless it applies for and  receives an exemptive  order from the SEC, if so required,  or the SEC issues rules  permitting such  transactions.  The Portfolio has no current  intention of engaging in any such activity and there is no assurance the SEC would grant any order  requested by the Portfolio or  promulgate  any rules  allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider currency  contracts or hybrid investments to be commodities.

         For purposes of investment  restriction  (3), U.S.,  state or local  governments,  or related  agencies or instrumentalities, are not considered an industry.

         For purposes of  investment  restriction  (4), the  Portfolio  will  consider  the  acquisition  of a debt security to include the  execution  of a note or other  evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The  following  fundamental  policies  should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow  money  except  that the  Portfolio  may (i)  borrow for  non-leveraging,  temporary  or  emergency purposes  and (ii)  engage  in  reverse  repurchase  agreements  and make  other  investments  or  engage  in other transactions,  which may involve a borrowing,  in a manner consistent with the Portfolio's investment objective and program,  provided that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's total assets  (including the amount  borrowed) less  liabilities  (other than  borrowings) or such other percentage permitted by law. Any  borrowings  which come to exceed this amount will be reduced in accordance  with  applicable law. The  Portfolio  may borrow from banks,  other Price  Portfolios  or other  persons to the extent  permitted by applicable law;

2.       Purchase  or sell  physical  commodities;  except  that it may enter into  futures  contracts  and options thereon;

3.       Purchase  the  securities  of any  issuer if, as a result,  more than 25% of the value of the  Portfolio's total assets would be invested in the  securities  of issuers  having their  principal  business  activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend  portfolio  securities  and  participate  in an interfund lending program with other Price Portfolios  provided that no such loan may be made if, as a result,  the aggregate of such loans  would  exceed 33 1/3% of the value of the  Portfolio's  total  assets;  (ii) purchase  money  market securities and enter into repurchase agreements;  and (iii) acquire  publicly-distributed  or privately-placed debt securities and purchase debt;

5.       Purchase a security if, as a result,  with respect to 75% of the value of its total  assets,  more than 5%
of the value of the  Portfolio's  total  assets  would be invested in the  securities  of a single  issuer,  except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total  assets, more than 10% of the  outstanding  voting  securities  of any issuer  would be held by the  Portfolio  (other  than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments
(but this shall not prevent the Portfolio from investing in securities or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other persons,  except to the extent that the Portfolio may be deemed to be an  underwriter  within the meaning of the  Securities  Act of 1933 in connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The following notes should be read in connection with the  above-described  fundamental  policies.
The notes are not fundamental policies.
              ---

         With respect to investment  restriction (2), the Portfolio does not consider currency  contracts or hybrid investments to be commodities.

         For purposes of investment  restriction  (3), U.S.,  state or local  governments,  or related  agencies or instrumentalities,  are not considered an industry.  Industries are determined by reference to the  classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of  investment  restriction  (4), the  Portfolio  will  consider  the  acquisition  of a debt security to include the  execution  of a note or other  evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST JanCap Growth Portfolio:

1.       The Portfolio will not purchase a security if as a result,  that Portfolio  would own more than 10% of the outstanding voting securities of any issuer.

2.       As to 75% of the  value of its total  assets,  the  Portfolio  will not  invest  more than 5% of its total assets,  at market  value,  in the  securities  of any one  issuer  (except  cash  items and  securities  issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market value, would be invested in the securities of issuers  principally  engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4.       The Portfolio will not purchase or sell real estate (although it may purchase  securities  secured by real estate interests or interests  therein,  or issued by companies or investment trusts which invest in real estate or interests therein).

5.       The  Portfolio  will not  purchase or sell  physical  commodities  other than  foreign  currencies  unless acquired as a result of  ownership of  securities  (but this shall not prevent the  Portfolio  from  purchasing  or selling  options,  futures,  swaps and forward  contracts or from  investing in  securities  and other  instruments backed by physical commodities).

6.       The  Portfolio  may not make  loans,  except  that the  Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;  (ii) purchase  money market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly distributed or privately placed debt securities.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

1.       The Portfolio will not purchase a security if as a result,  that Portfolio  would own more than 10% of the outstanding voting securities of any issuer.

2.       The  Portfolio  may not make  loans,  except  that the  Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;  (ii) purchase  money market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly distributed or privately placed debt securities.

3.       The Portfolio will not pledge,  mortgage,  or hypothecate  its assets -- however,  this provision does not apply to the grant of escrow  receipts  or the entry into other  similar  escrow  arrangements  arising  out of the writing of covered call options.

4.       The Portfolio  will not purchase  securities of any issuer  unless it or its  predecessor  has a record of three years'  continuous  operation,  except that the  Portfolio may purchase  securities  of such issuers  through subscription  offers or other rights it receives as a security holder of companies  offering such  subscriptions or rights,  and such purchases will then be limited in the aggregate to 5% of the  Portfolio's  net assets at the time of investment.

5.       The  Portfolio  will not  concentrate  its  investments  in any one industry (the  Portfolio's  investment policy of keeping its assets in those  securities  which are selling at the most  reasonable  prices in relation to value normally  results in  diversification  among many  industries -- consistent with this, the Portfolio does not intend to invest  more  than 25% of its  assets in any one  industry  classification  used by the  Sub-advisor  for investment  purposes,  although such concentration  could, under unusual economic and market conditions,  amount to
30% or conceivably somewhat more).

6.       The  Portfolio  will not borrow  money  except  from banks and then in amounts not in excess of 33 1/3% of its total assets.  The Portfolio may borrow at prevailing  interest  rates and invest the  Portfolios in additional securities.  The  Portfolio's  borrowings  are limited so that  immediately  after such  borrowing the value of the
Portfolio's assets (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should the Portfolio,  for any reason,  have  borrowings that do not meet the above test then,  within three  business  days,  the  Portfolio  must reduce such  borrowings so as to meet the necessary test. Under such a circumstance,  the Portfolio have to liquidate  securities at a time when it is  disadvantageous to do so.

7.       The  Portfolio  will not make short sales except short sales made  "against the box" to defer  recognition of taxable gains or losses.

8.       The Portfolio will not purchase or sell real estate (although it may purchase  securities  secured by real estate interests or interests  therein,  or issued by companies or investment trusts which invest in real estate or interests therein).

9.       The  Portfolio  will not  invest  directly  in oil,  gas,  or other  mineral  exploration  or  development programs;  however,  the Portfolio may purchase  securities of issuers whose  principal  business  activities  fall within such areas.

10.      The Portfolio will not purchase a security if as a result,  more than 5% of the value of that  Portfolio's assets, at market value, would be invested in the securities of issuers which, with their  predecessors,  have been in business less than three years.

Investment Restrictions Applicable Only to the AST INVESCO Equity Income Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3.       Borrow money except from banks in excess of 5% of the value of its total net assets,  and when  borrowing, it is a temporary measure for emergency purposes;

4.       Buy  or  sell  real  estate,  commodities,  commodity  contracts  (however,  the  Portfolio  may  purchase securities of companies investing in real estate);

5.       Purchase  any  security or enter into a  repurchase  agreement,  if as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not  entitling the holder to payment of principal and interest within seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions on resale or the absence of a readily  available  market.  The Trustees or the  Investment  Manager or the  Sub-advisor,  acting pursuant to  authority  delegated  by the  Trustees,  may  determine  that a readily  available  market  exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

6.       Purchase  securities if the purchase would cause the  Portfolio,  at the time, to have more than 5% of its total assets  invested in the  securities  of any one company or to own more than 10% of the voting  securities  of any one company (except obligations issued or guaranteed by the U.S. Government);

7.       The  Portfolio  may not make  loans,  except  that the  Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;  (ii) purchase  money market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly distributed or privately placed debt securities; or

8.       Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The  Portfolio  may not make  loans,  except  that the  Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;  (ii) purchase  money market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly distributed or privately placed debt securities.

2.       With  respect to 75% of the value of its total  assets,  purchase  the  security of any one issuer if such purchase  would cause more than 5% of the  Portfolio's  assets at market to be invested in the  securities  of such issuer,  except  United  States  government  securities,  or if the  purchase  would  cause  more  than  10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3.       Invest more than 25% of the assets of the  Portfolio,  exclusive of cash and U.S.  government  securities, in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite  any  securities  except to the extent that the  Portfolio  may be deemed an  underwriter  when purchasing or selling securities;

6.       Purchase or sell real  estate.  (In the opinion of the  Sub-advisor,  this  restriction  will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7.       The Portfolio may not purchase or sell physical  commodities  unless acquired as a result of the ownership of securities or instruments;  provided that this  restriction  shall not prohibit a Portfolio from (i) engaging in permissable  options and futures  transactions  and forward  foreign  currency  contracts  in  accordance  with the
Portfolio's investment policies or (ii) investing in securities of any kind; or

8.       Borrow any money,  except in an amount not in excess of 33 1/3% of the total assets of the Portfolio,  and then only for emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The  following  fundamental  policies  should be read in  connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow  money  except  that the  Portfolio  may (i)  borrow for  non-leveraging,  temporary  or  emergency purposes  and (ii)  engage  in  reverse  repurchase  agreements  and make  other  investments  or  engage  in other transactions,  which may or may be deemed to  involve a  borrowing,  in a manner  consistent  with the  Portfolio's investment  objective and policies,  provided that the  combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets  (including the amount borrowed) less liabilities  (other than borrowings) or such other  percentage  permitted  by law.  Any  borrowings  which come to exceed  this  amount  will be reduced in accordance  with applicable  law. The Portfolio may borrow from banks,  other Price  Portfolios or other persons to the extent permitted by applicable law;

2.       Purchase  or sell  physical  commodities;  except  that it may enter into  futures  contracts  and options thereon;

3.       Purchase  the  securities  of any  issuer if, as a result,  more than 25% of the value of the  Portfolio's total assets would be invested in the  securities  of issuers  having their  principal  business  activities in the same industry;

4.       Make loans,  although the Portfolio may (i) purchase  money market  securities  and enter into  repurchase agreements;  (ii) acquire  publicly-  distributed or privately placed debt securities and purchase debt; (iii) lend portfolio  securities;  and (iv) participate in an interfund  lending program with other Price Portfolios  provided that no such loan may be made if, as a result,  the  aggregate  of such loans would  exceed 33 1/3% of the value of the Portfolio's total assets;

5.       Purchase a security if, as a result,  with respect to 75% of the value of its total  assets,  more than 5%
of the value of the  Portfolio's  total  assets  would be invested in the  securities  of a single  issuer,  except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total  assets, more than 10% of the  outstanding  voting  securities  of any issuer  would be held by the  Portfolio  (other  than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments
(but this shall not prevent the Portfolio from investing in securities or other  instruments  backed by real estate or securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other persons,  except to the extent that the Portfolio may be deemed to be an  underwriter  within the meaning of the  Securities  Act of 1933 in connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The following notes should be read in connection with the above  described  fundamental  policies.
The notes are not fundamental policies.
              ---

         With respect to investment  restrictions  (1) and (4), the Portfolio  will not borrow or lend to any other fund unless it applies for and  receives an exemptive  order from the SEC, if so required,  or the SEC issues rules permitting  such  transactions.  The Portfolio has no current  intention of engaging in any such activity and there is no assurance  the SEC would grant any order  requested by the  Portfolio or  promulgate  any rules  allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider currency  contracts on hybrid investments to be commodities.

         For the purposes of investment  restriction  (3), United States federal,  state or local  governments,  or related  agencies and  instrumentalities,  are not considered an industry.  Foreign  governments  are considered an industry.

         For purposes of  investment  restriction  (4), the  Portfolio  will  consider  the  acquisition  of a debt security to include the  execution  of a note or other  evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Global Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow  money,  except as a  temporary  measure  for  extraordinary  or  emergency  purposes  or except in connection  with reverse  repurchase  agreements  provided that the Portfolio  maintains asset coverage of 300% for all borrowings;

2.       Purchase or sell real estate  (except that the Portfolio may invest in (i)  securities of companies  which deal in real estate or mortgages,  and (ii) securities  secured by real estate or interests  therein,  and that the
Portfolio  reserves  freedom  of action to hold and to sell real  estate  acquired  as a result of the  Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3.       Act as  underwriter  of  securities  issued  by  others,  except  to the  extent  that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4.       Make loans to other  persons,  except (a) loans of portfolio  securities,  and (b) to the extent the entry into repurchase  agreements and the purchase of debt  securities in accordance  with its investment  objectives and investment policies may be deemed to be loans;

5.       Issue senior securities except in compliance with the 1940 Act; or

6.       Purchase  any  securities  which would cause more than 25% of the market  value of its total assets at the time of such  purchase to be invested in the  securities  of one or more issuers  having their  principal  business activities in the same  industry,  provided that there is no limitation  with respect to investments in obligations issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  instrumentalities  (for the  purposes  of this restriction,  telephone  companies  are  considered  to be in a  separate  industry  from gas and  electric  public utilities,  and  wholly-owned  finance  companies  are  considered  to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Notes: The following notes should be read in connection with the above described  fundamental  policies.  The notes are not fundamental policies.
    ---

For purposes of investment  restriction  (4), the Portfolio  will  consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For  purposes  of  investment  restriction  (6),  U.S.,  state  or  local  governments,   or  related  agencies  or
instrumentalities,  are not  considered  an  industry.  It is the  position  of the  Staff of the SEC that  foreign governments  are  industries  for purposes of this  restriction.  For as long as this staff  position is in effect, the  Portfolio  will not invest  more than 25% of its total  assets in the  securities  of any single  governmental issuer.  For purposes of this restriction, governmental entities are considered separate issuers.

Investment Restrictions Applicable Only to the AST Federated High Yield Portfolio:

1.       The Portfolio  will not purchase any  securities on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions.

2.       The  Portfolio  will not borrow  money  except as a  temporary  measure  for  extraordinary  or  emergency purposes  and then only from banks and only in amounts  not in excess of 5% of the value of its net  assets,  taken at the lower of cost or market.  In addition,  to meet redemption  requests without  immediately  selling portfolio securities,  the  Portfolio  may borrow up to  one-third  of the value of its total  assets  (including  the amount borrowed)  less its  liabilities  (not  including  borrowings,  but  including the current fair market value of any securities  carried  in open  short  positions).  This  practice  is not for  investment  leverage  but  solely  to facilitate  management of the portfolio by enabling the Portfolio to meet redemption  requests when the liquidation of portfolio  securities is deemed to be inconvenient or  disadvantageous.  If, due to market fluctuations or other reasons,  the value of the  Portfolio's  assets falls below 300% of its  borrowings,  it will reduce its borrowings within  three  business  days.  No more  than  10% of the  value of the  Portfolio's  total  assets  at the time of providing such security may be used to secure borrowings.

3.       The  Portfolio  will not  invest  more than 5% of its total  assets in the  securities  of any one  issuer
(except cash and cash  instruments,  securities  issued or guaranteed  by the U.S.  government,  its  agencies,  or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

4.       The  Portfolio  will not invest more than 5% of the value of its total assets in  securities of companies, including their predecessors, that have been in operation for less than three years.

5.       The Portfolio  will not invest more than 5% of the value of its total assets in foreign  securities  which are not publicly traded in the United States.

6.       The  Portfolio  will not purchase or sell real  estate,  although it may invest in  marketable  securities secured by real estate or interests in real estate,  and it may invest in the  marketable  securities  of companies investing or dealing in real estate.

7.       The Portfolio will not purchase or sell  commodities or commodity  contracts or oil, gas, or other mineral exploration or development  programs.  However,  it may invest in the marketable  securities of companies investing in or sponsoring such programs.

8.       The  Portfolio  may not make  loans,  except  that the  Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;  (ii) purchase  money market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly distributed or privately placed debt securities.

9.       The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

10.      The Portfolio  will not make short sales of securities or maintain  short  positions,  unless:  during the time the short  position is open, it owns an equal amount of the securities  sold or securities  readily and freely convertible into or  exchangeable,  without payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the securities  sold short;  and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

11.      The  Portfolio  will not  purchase  securities  of a company  for the  purpose  of  exercising  control or management.  However,  the  Portfolio  may invest in up to 10% of the voting  securities  of any one issuer and may exercise its voting powers  consistent with the best interests of the Portfolio.  From time to time, the Portfolio, together  with other  investment  companies  advised by  subsidiaries  or affiliates  of Federated  Investors,  may together buy and hold substantial  amounts of a company's  voting stock.  All such stock may be voted together.  In some such cases,  the  Portfolio  and the other  investment  companies  might  collectively  be considered to be in control of the company in which they have invested.  In some cases,  Directors,  agents,  employees,  officers,  or others  affiliated  with or acting for the  Portfolio,  its  Sub-advisor,  or affiliated  companies  might possibly become directors of companies in which the Portfolio holds stock.

12.      The  Portfolio  will not invest more than 25% of the value of its total assets in one  industry.  However, for temporary  defensive  purposes,  the Portfolio may at times invest more than that  percentage in: cash and cash items; securities issued or guaranteed by the U.S. government,  its agencies, or instrumentalities;  or instruments secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

1.       The  Portfolio  will not invest in a  security  if, as a result of such  investment,  more than 25% of its total assets  (taken at market value at the time of  investment)  would be invested in  securities  of issuers of a particular  industry,  except that this restriction  does not apply to securities  issued or guaranteed by the U.S.
government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2.       The Portfolio  will not, with respect to 75% of its total assets,  invest in a security if, as a result of such  investment,  more than 5% of its total  assets  (taken at market  value at the time of  investment)  would be invested in the securities of any one issuer,  except that this restriction does not apply to securities  issued or guaranteed by the U.S.  government or its agencies or  instrumentalities  (or  repurchase  agreements  with respect thereto);

3.       The Portfolio  will not,  with respect to 75% of its assets,  invest in a security if, as a result of such investment,  it would hold more than 10% (taken at the time of investment) of the outstanding  voting securities of any one issuer;

4.       The Portfolio will not purchase or sell real estate (although it may purchase  securities  secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       The  Portfolio  will not purchase or sell  commodities  contracts or oil,  gas or mineral  programs.  This restriction  shall not  prohibit  the  Portfolio,  subject to  restrictions  stated in the Trust's  Prospectus  and elsewhere in this  Statement,  from  purchasing,  selling or entering  into futures  contracts,  options on futures contracts,  foreign currency forward contracts,  foreign currency options, or any interest rate, securities related or foreign  currency-related  hedging  instrument,  including  swap  agreements and other  derivative  instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6.       The Portfolio will not borrow money, issue senior securities,  pledge,  mortgage,  hypothecate its assets, except  that the  Portfolio  may (i) borrow  from  banks or enter into  reverse  repurchase  agreements,  or employ similar investment  techniques,  and pledge its assets in connection therewith,  but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into  transactions  in options,  futures and options on futures and other  derivative  instruments  as described in the Trust's  Prospectus and this Statement (the deposit of assets in escrow in  connection  with the writing of covered put and call options and the purchase of securities on a when-issued or delayed  delivery basis,  collateral  arrangements  with respect to initial or variation margin deposits for future contracts and commitments  entered into under swap agreements or other derivative  instruments, will not be deemed to be pledges of the Portfolio's assets);

7.       The Portfolio  will not lend funds or other assets,  except that the Portfolio  may,  consistent  with its investment  objective and  policies:  (a) invest in debt  obligations,  including  bonds,  debentures or other debt securities,  bankers'  acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan,  (b) enter into  repurchase  agreements,  and (c) lend its  Portfolio  securities in an amount not to exceed  one-third  the value of its total  assets,  provided  such loans are and in  accordance  with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8.       The Portfolio  will not maintain a short  position,  or purchase,  write or sell puts,  calls,  straddles, spreads  or  combinations  thereof,  except  as  set  forth  in the  Trust's  Prospectus  and  this  Statement  for transactions  in options,  futures,  and options on futures  transactions  arising  under swap  agreements or other derivative instruments.

Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Invest in a  security  if, as a result of such  investment,  more than 25% of its total  assets  (taken at market  value at the time of such  investment)  would be invested in the  securities  of issuers in any  particular industry,  except that this  restriction does not apply to securities  issued or guaranteed by the U.S.  Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2.       With respect to 75% of its assets,  invest in a security if, as a result of such investment,  more than 5%
of its total assets (taken at market value at the time of such  investment)  would be invested in securities of any one issuer,  except that this restriction does not apply to securities issued or guaranteed by the U.S.  Government or its agencies or instrumentalities;

3.       With  respect to 75% of its  assets,  invest in a security  if, as a result of such  investment,  it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4.       Purchase or sell real estate  (although  it may  purchase  securities  secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       Purchase or sell commodities or commodities  contracts or oil, gas or mineral  programs.  This restriction shall not  prohibit the  Portfolio,  subject to  restrictions  described in the  Prospectus  and  elsewhere in this
Statement,  from  purchasing,  selling  or  entering  into  futures  contracts,  options,  or  any  interest  rate, securities-related or foreign currency-related  hedging instrument,  including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6.       Borrow money,  issue senior  securities,  or pledge,  mortgage or hypothecate its assets,  except that the
Portfolio  may (i) borrow from banks or enter into reverse  repurchase  agreements,  or employ  similar  investment techniques,  and pledge its assets in connection  therewith,  but only if immediately after each borrowing there is asset  coverage  of 300% and (ii) enter into  transactions  in  options,  futures  and options on futures and other derivative  instruments  as described in the  Prospectus  and in this Statement (the deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of  securities  on a  when-issued  or delayed delivery basis,  collateral  arrangements  with respect to initial or variation margin deposits for futures contracts and commitments  entered into under swap agreements or other derivative  instruments,  will not be deemed to be pledges of the Portfolio assets);

7.       Lend any funds or other assets,  except that a Portfolio may,  consistent  with its  investment  objective and  policies:  (a) invest in debt  obligations,  including  bonds,  debentures or other debt  securities,  banker'
acceptance and commercial  paper,  even though the purchase of such  obligations  may be deemed to be the making of loans,  (b) enter into  repurchase  agreements,  and (c) lend its  portfolio  securities in an amount not to exceed one-third of the value of its total assets,  provided such loans are made in accordance with applicable  guidelines established by the SEC and the Trust's Board of Trustees; or

8.       Maintain a short position,  or purchase,  write or sell puts,  calls,  straddles,  spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1.       The Portfolio  will not purchase a security if as a result,  the Portfolio  would own more than 10% of the outstanding voting securities of any issuer.

2.       As to 75% of the  value of its total  assets,  the  Portfolio  will not  invest  more than 5% of its total assets,  at market value, in the securities of any one issuer (except  securities  issued or guaranteed by the U.S.
Government, its agencies or instrumentalities).

3.       The  Portfolio  will not acquire any illiquid  securities,  such as repurchase  agreements  with more than seven days to  maturity  or fixed  time  deposits  with a duration  of over  seven  calendar  days,  if as a result thereof,  more than 10% of the market  value of the  Portfolio's  total assets  would be in  investments  which are illiquid.

4.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market value, would be invested in the securities of issuers  principally  engaged in the same industry (except securities issued or  guaranteed  by the U.S.  Government,  its  agencies or  instrumentalities,  negotiable  certificates  of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

5.       The Portfolio will not enter into reverse repurchase  agreements  exceeding in the aggregate  one-third of the market value of the  Portfolio's  total assets,  less  liabilities  other than  obligations  created by reverse repurchase agreements.

6.       The Portfolio will not borrow money,  except from banks for  extraordinary or emergency  purposes and then only in amounts  not to exceed 10% of the value of the  Portfolio's  total  assets,  taken at cost,  at the time of such  borrowing.  The Portfolio may not mortgage,  pledge or hypothecate  any assets except in connection  with any such  borrowing  and in amounts  not to exceed 10% of the value of the  Portfolio's  net assets at the time of such borrowing.  The  Portfolio  will not  purchase  securities  while  borrowings  exceed 5% of the  Portfolio's  total assets.  This borrowing  provision is included to facilitate the orderly sale of  securities,  for example,  in the event of abnormally heavy redemption  requests,  and is not for investment  purposes and shall not apply to reverse repurchase agreements.

7.       The Portfolio will not make loans,  except  through  purchasing or holding debt  obligations,  or entering into  repurchase  agreements,  or loans of Portfolio  securities  in  accordance  with the  Portfolio's  investment objectives and policies.

8.       The  Portfolio  will not purchase  securities  on margin,  make short sales of  securities,  or maintain a short  position,  provided  that this  restriction  shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9.       The Portfolio will not purchase or sell puts,  calls,  straddles,  spreads,  or any  combination  thereof;
real estate;  commodities;  or commodity  contracts or interests in oil, gas or mineral  exploration or development programs.  However,  the Portfolio may purchase bonds or commercial  paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

Investment  Restrictions  Applicable  Only to the AST Scudder  Japan  Portfolio,  AST Strong  International  Equity
Portfolio,  the AST MFS Global Equity Portfolio,  the AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap
Growth Portfolio,  the AST Federated Aggressive Growth Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio,
the AST Janus Mid-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap  Growth  Portfolio,  the AST Neuberger
Berman Mid-Cap Value Portfolio,  the AST Alger All-Cap Growth  Portfolio,  the AST Gabelli All-Cap Value Portfolio,
the AST Kinetics  Internet  Portfolio,  the AST Alliance Growth Portfolio,  the AST MFS Growth  Portfolio,  the AST
Marsico Capital Growth  Portfolio,  the AST Janus Strategic Value Portfolio,  the AST  Alliance/Bernstein  Growth +
Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio,  the AST Cohen & Steers Realty Portfolio, the AST
Sanford  Bernstein  Managed Index 500 Portfolio,  the AST American Century Income & Growth  Portfolio,  the AST MFS
Growth with Income Portfolio, the AST AIM Balanced Portfolio and the AST Lord Abbett Bond-Debenture Portfolio.

         1.       No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2.       No Portfolio may borrow money,  except that a Portfolio may (i) borrow money for  non-leveraging, temporary or emergency  purposes,  and (ii) engage in reverse  repurchase  agreements and make other investments or engage  in other  transactions,  which  may  involve  a  borrowing,  in a manner  consistent  with the  Portfolio's investment  objective and policies;  provided that the  combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's  assets  (including the amount borrowed) less liabilities  (other than borrowings) or such other  percentage  permitted by law. Any borrowings  which come to exceed this amount will be reduced in accordance with applicable law.  Subject to the above  limitations,  a Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         3.       No Portfolio may underwrite  securities  issued by other  persons,  except to the extent that the
Portfolio  may be deemed to be an  underwriter  (within the meaning of the  Securities  Act of 1933) in  connection with the purchase and sale of portfolio securities.

         4.       No Portfolio  may purchase or sell real estate  unless  acquired as a result of the  ownership of securities or other  instruments;  provided that this restriction  shall not prohibit a Portfolio from investing in securities or other  instruments  backed by real estate or in  securities  of companies  engaged in the real estate business.

         5.       No  Portfolio  may  purchase  or sell  physical  commodities  unless  acquired as a result of the ownership of securities or  instruments;  provided that this  restriction  shall not prohibit a Portfolio  from (i)
engaging in permissible  options and futures  transactions  and forward  foreign  currency  contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

         6.       No  Portfolio  may make loans,  except  that a Portfolio  may (i) lend  portfolio  securities  in accordance with the Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value,  (ii) purchase  money market  securities  and enter into  repurchase  agreements,  and (iii)
acquire publicly distributed or privately placed debt securities.

         7.       No Portfolio  other than the AST Kinetics  Internet  Portfolio  and the AST Cohen & Steers Realty
Portfolio  may purchase any security if, as a result,  more than 25% of the value of the  Portfolio's  assets would be invested  in the  securities  of issuers  having  their  principal  business  activities  in the same  industry;
provided  that this  restriction  does not apply to  investments  in  obligations  issued or guaranteed by the U.S.
Government or any of its agencies or  instrumentalities  (or repurchase  agreements with respect thereto).  The AST
Kinetics  Internet  Portfolio  will invest at least 25% of its total assets in securities  of companies  engaged in the Internet and  Internet-related  activities.  The AST Cohen & Steers Realty  Portfolio  will invest at least 25%
of its total assets in securities of companies engaged in the real estate business.

         8.       No  Portfolio  other than the AST Janus  Mid-Cap  Growth  Portfolio,  the AST  Kinetics  Internet
Portfolio,  the AST Janus Strategic  Value Portfolio and the AST Cohen & Steers Realty  Portfolio may, with respect to 75% of the value of its total assets,  purchase the  securities of any issuer (other than  securities  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities)  if, as a result, (i) more than 5%
of the value of the  Portfolio's  total assets  would be invested in the  securities  of such issuer,  or (ii) more than 10% of the  outstanding  voting  securities  of such  issuer  would be held by the  Portfolio.  The AST  Janus
Mid-Cap Growth  Portfolio,  the AST Kinetics  Internet  Portfolio,  the AST Janus Strategic Value Portfolio and the
AST Cohen & Steers  Realty  Portfolio may not,  with respect to 50% of a  Portfolio's  total assets,  invest in the securities  of any one  issuer  (other  than  the U.S.  Government  and its  agencies  and  instrumentalities),  if immediately  after and as a result of such  investment  more than 5% of the total assets of the Portfolio  would be invested in such issuer.

         If a  restriction  on a  Portfolio's  investments  is  adhered  to at the time an  investment  is made,  a subsequent  change in the percentage of Portfolio assets invested in certain  securities or other  instruments,  or change in average  duration of the  Portfolio's  investment  portfolio,  resulting from changes in the value of the
Portfolio's  total  assets,  will not be considered a violation of the  restriction;  provided,  however,  that the asset coverage  requirement  applicable to borrowings shall be maintained in the manner  contemplated by applicable law.

         With  respect to  investment  restrictions  (2) and (6), a Portfolio  will not borrow or lend to any other fund unless it applies for and  receives an exemptive  order from the SEC, if so required,  or the SEC issues rules permitting  such  transactions.  There is no  assurance  the SEC would grant any order  requested by a Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction  (6), the restriction on making loans is not considered to limit a
Portfolio's investments in loan participations and assignments.

         With respect to investment  restriction  (7), the AST Strong  International  Equity  Portfolio and the AST
AIM Balanced  Portfolio  will not consider a  bank-issued  guaranty or financial  guaranty  insurance as a separate security for purposes of  determining  the  percentage  of the  Portfolios'  assets  invested in the  securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some  of the  investment  instruments,  techniques  and  methods  which  may be used by one or more of the
Portfolios and the risks attendant  thereto are described below.  Other risk factors and investment  methods may be described in the  "Investment  Objectives and Policies" and "Certain Risk Factors and Investment  Methods"  section in the Trust's  Prospectus and in the "Investment  Objectives and Policies"  section of this  Statement.  The risks and investment  methods  described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields  on  short,  intermediate,  and  long-term  securities  are  dependent  on a  variety  of  factors, including,  the general conditions of the money and bond markets, the size of a particular  offering,  the maturity of the  obligation,  and the rating of the issue.  Debt  securities  with longer  maturities tend to produce higher yields and are generally  subject to potentially  greater capital  appreciation and  depreciation  than obligations with shorter  maturities  and lower yields.  The market prices of debt  securities  usually  vary,  depending  upon available  yields.  An increase in interest rates will generally reduce the value of portfolio  investments,  and a decline  in  interest  rates  will  generally  increase  the value of  portfolio  investments.  The  ability of the
Portfolio to achieve its investment  objectives is also  dependent on the continuing  ability of the issuers of the debt  securities  in which the  Portfolio  invests to meet  their  obligations  for the  payment  of  interest  and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated   and   comparable   unrated   securities,   while   generally   offering   higher  yields  than
investment-grade  securities with similar maturities,  involve greater risks,  including the possibility of default or  bankruptcy.  They are  regarded as  predominantly  speculative  with  respect to the  issuer's  capacity to pay interest and repay  principal.  The special risk  considerations  in connection with such investments are discussed below.  See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic  Changes.  The low-rated and comparable  unrated  securities  market is relatively  new, and its growth  paralleled a long  economic  expansion.  As a result,  it is not clear how this market may  withstand a prolonged  recession  or  economic  downturn.  Such a  prolonged  economic  downturn  could severely disrupt the market for and adversely affect the value of such securities.

         All  interest-bearing  securities  typically  experience  appreciation  when  interest  rates  decline and depreciation  when interest rates rise. The market values of low-rated and comparable  unrated  securities  tend to reflect  individual  corporate  developments  to a greater  extent  than do  higher-rated  securities,  which react primarily to  fluctuations  in the general level of interest  rates.  Low-rated and comparable  unrated  securities also tend to be more  sensitive  to  economic  conditions  than are  higher-rated  securities.  As a  result,  they generally  involve more credit risks than securities in the higher-rated  categories.  During an economic  downturn or a sustained  period of rising  interest  rates,  highly  leveraged  issuers of low-rated and comparable  unrated securities  may  experience  financial  stress  and  may  not  have  sufficient  revenues  to  meet  their  payment obligations.  The  issuer's  ability to service its debt  obligations  may also be  adversely  affected by specific
corporate   developments,   the  issuer's  inability  to  meet  specific  projected  business  forecasts,   or  the
unavailability  of additional  financing.  The risk of loss due to default by an issuer of low-rated and comparable unrated  securities is significantly  greater than issuers of higher-rated  securities  because such securities are generally  unsecured  and are often  subordinated  to other  creditors.  Further,  if the issuer of a low-rated and comparable unrated security  defaulted,  a Portfolio might incur additional  expenses to seek recovery.  Periods of economic  uncertainty  and changes  would also  generally  result in increased  volatility  in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously  stated,  the value of such a security  will  decrease in a rising  interest rate market and accordingly,  so will a Portfolio's  net asset value.  If a Portfolio  experiences  unexpected  net  redemptions in such a  market,  it may be forced to  liquidate  a portion  of its  portfolio  securities  without  regard to their investment  merits.  Due to the limited  liquidity of high-yield  securities  (discussed  below) a Portfolio may be forced to liquidate these securities at a substantial  discount.  Any such  liquidation  would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment  Expectations.  Low-rated and comparable unrated securities  typically contain  redemption,  call, or  prepayment  provisions  which permit the issuer of such  securities  containing  such  provisions  to, at their discretion,  redeem the  securities.  During periods of falling  interest rates,  issuers of high-yield  securities are likely to redeem or prepay  the  securities  and  refinance  them with debt  securities  with a lower  interest rate.  To the extent an issuer is able to  refinance  the  securities,  or otherwise  redeem them, a Portfolio  may have to  replace  the  securities  with a  lower-yielding  security,  which  would  result in a lower  return for a
Portfolio.

         Issuers of  lower-rated  securities  are often highly  leveraged,  so that their  ability to service their debt  obligations  during an  economic  downturn  or during  sustained  periods  of  rising  interest  rates may be impaired.  Such issuers may not have more traditional  methods of financing  available to them and may be unable to repay  outstanding  obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment  of  principal  by such issuers is  significantly  greater  because  such  securities  frequently  are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit  Ratings.  Credit ratings  issued by  credit-rating  agencies  evaluate the safety of principal and interest  payments of rated  securities.  They do not,  however,  evaluate the market  value risk of low-rated  and comparable  unrated  securities  and,  therefore,  may not  fully  reflect  the  true  risks of an  investment.  In addition,  credit-rating  agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently,  credit  ratings are used only as a preliminary  indicator of  investment  quality.  Investments  in low-rated  and  comparable  unrated securities will be more dependent on the  Sub-advisor's  credit analysis than would be the case with investments in investment-grade  debt  securities.  The Sub-advisor  may employ its own credit research and analysis,  which could include a study of existing debt,  capital  structure,  ability to service debt and to pay dividends,  the issuer's sensitivity to economic  conditions,  its operating  history,  and the current trend of earnings.  The  Sub-advisor continually  monitors the  investments  in a Portfolio and evaluates  whether to dispose of or to retain  low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation.  A Portfolio may have  difficulty  disposing of certain  low-rated and comparable unrated  securities  because  there may be a thin  trading  market for such  securities.  Because  not all  dealers maintain  markets in all low-rated and comparable  unrated  securities,  there is no established  retail  secondary market  for many of these  securities.  A  Portfolio  anticipates  that  such  securities  could be sold  only to a limited number of dealers or institutional  investors.  To the extent a secondary  trading market does exist, it is generally  not as liquid as the  secondary  market  for  higher-rated  securities.  The lack of a liquid  secondary market may have an adverse  impact on the market price of the  security.  As a result,  a  Portfolio's  asset value and a  Portfolio's  ability to dispose of particular  securities,  when  necessary to meet a Portfolio's  liquidity needs or in response to a specific  economic  event,  may be impacted.  The lack of a liquid  secondary  market for certain  securities  may also make it more  difficult for the Portfolio to obtain  accurate  market  quotations for purposes of valuing a Portfolio.  Market  quotations  are  generally  available on many  low-rated  and  comparable unrated  issues only from a limited number of dealers and may not  necessarily  represent firm bids of such dealers or prices for actual sales.  During  periods of thin trading,  the spread between bid and asked prices is likely to increase  significantly.  In  addition,  adverse  publicity  and  investor  perceptions,  whether  or not  based on fundamental  analysis,  may decrease  the values and  liquidity of low-rated  and  comparable  unrated  securities, especially in a thinly-traded market.

Put and Call Options:

         Writing  (Selling)  Call  Options.  A call  option  gives the holder  (buyer)  the "right to  purchase"  a security or currency at a specified price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain date (the expiration  date) (American  style).  So long as the obligation of the writer of a call option  continues,  he may be assigned an exercise notice by the  broker-dealer  through whom such option was sold,  requiring him to deliver the  underlying  security or currency  against  payment of the exercise  price.
This  obligation  terminates  upon the  expiration  of the call  option,  or such  earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio,  in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or currencies not  subject  to an option,  the  Portfolio  has no control  over when it may be  required  to sell the  underlying securities or  currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its obligation  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio  will realize a gain in the  amount of the  premium;  however,  such gain may be offset  by a decline  in the  market  value of the underlying  security or  currency  during the option  period.  If the call option is  exercised,  a Portfolio  will realize a gain or loss from the sale of the underlying security or currency.

          Writing  (Selling)  Put Options.  A put option gives the  purchaser of the option the right to sell,  and the writer  (seller) has the  obligation to buy, the  underlying  security or currency at the exercise price during the  option  period  (American  style)  or at the  expiration  of the  option  (European  style).  So  long  as the obligation of the writer continues,  he may be assigned an exercise notice by the  broker-dealer  through whom such option was sold,  requiring him to make payment of the exercise price against  delivery of the underlying  security or  currency.  The  operation of put options in other  respects,  including  their  related  risks and rewards,  is substantially identical to that of call options.

         Premium  Received  from  Writing Call or Put  Options.  A Portfolio  will receive a premium from writing a put or call option,  which  increases such  Portfolio's  return in the event the option  expires  unexercised or is closed out at a profit.  The amount of the premium  will  reflect,  among other  things,  the  relationship  of the market  price of the  underlying  security  to the  exercise  price of the  option,  the term of the option and the volatility  of the market  price of the  underlying  security.  By writing a call  option,  a Portfolio  limits its opportunity  to profit from any increase in the market value of the  underlying  security  above the exercise price of the option.  By writing a put  option,  a  Portfolio  assumes  the risk that it may be required to purchase  the underlying  security  for an exercise  price higher than its then current  market  value,  resulting in a potential capital loss if the purchase  price  exceeds the market value plus the amount of the premium  received,  unless the security subsequently appreciates in value.

         Closing  Transactions.  Closing  transactions  may  be  effected  in  order  to  realize  a  profit  on an outstanding call option,  to prevent an underlying  security or currency from being called,  or, to permit the sale of the  underlying  security or currency.  A Portfolio  may  terminate  an option that it has written  prior to its expiration by entering into a closing  purchase  transaction  in which it purchases an option having the same terms as the  option  written.  A  Portfolio  will  realize a profit or loss  from such  transaction  if the cost of such transaction  is less or more  than the  premium  received  from the  writing  of the  option.  In the case of a put option,  any loss so incurred may be partially or entirely  offset by the premium  received from a simultaneous  or subsequent  sale of a different put option.  Because  increases in the market price of a call option will generally reflect  increases in the market price of the  underlying  security,  any loss  resulting  from the repurchase of a call  option  is likely to be offset in whole or in part by  unrealized  appreciation  of the  underlying  security owned by such Portfolio.

          Furthermore,  effecting a closing  transaction  will permit the Portfolio to write another call option on the  underlying  security or currency with either a different  exercise  price or  expiration  date or both. If the
Portfolio  desires to sell a  particular  security or currency  from its  portfolio  on which it has written a call option,  or purchased a put option, it will seek to effect a closing  transaction  prior to, or concurrently  with, the sale of the  security  or  currency.  There is, of course,  no  assurance  that the  Portfolio  will be able to effect such closing  transactions at a favorable price. If the Portfolio  cannot enter into such a transaction,  it may be required to hold a security or currency  that it might  otherwise  have sold.  When the  Portfolio  writes a covered  call option,  it runs the risk of not being able to  participate  in the  appreciation  of the  underlying securities or currencies  above the exercise  price, as well as the risk of being required to hold on to securities or currencies that are  depreciating in value.  This could result in higher  transaction  costs. The Portfolio will pay  transaction  costs in connection  with the writing of options to close out previously  written  options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing  Call  Options.  Call options may be purchased by a Portfolio for the purpose of acquiring the underlying  securities  or currencies  for its  portfolio.  Utilized in this fashion,  the purchase of call options enables the Portfolio to acquire the  securities  or  currencies at the exercise  price of the call option plus the premium  paid.  At times the net cost of acquiring  securities  or  currencies  in this manner may be less than the cost of acquiring  the  securities  or  currencies  directly.  This  technique may also be useful to a Portfolio in purchasing a large block of  securities  or  currencies  that would be more  difficult to acquire by direct  market purchases.  So long as it holds such a call option  rather than the  underlying  security or currency  itself,  the
Portfolio is partially  protected  from any unexpected  decline in the market price of the  underlying  security or currency  and in such  event  could  allow the call  option to expire,  incurring  a loss only to the extent of the premium paid for the option.

          Purchasing  Put Options.  A Portfolio may purchase a put option on an underlying  security or currency (a
"protective  put") owned by the  Portfolio  as a defensive  technique  in order to protect  against an  anticipated decline in the value of the security or currency.  Such hedge  protection  is provided  only during the life of the put option  when the  Portfolio,  as the  holder of the put  option,  is able to sell the  underlying  security  or currency  at the put  exercise  price  regardless  of any  decline in the  underlying  security's  market  price or currency's  exchange  value.  For  example,  a  put  option  may  be  purchased  in  order  to  protect  unrealized appreciation  of a security or currency where a Sub-advisor  deems it desirable to continue to hold the security or currency  because of tax  considerations.  The  premium  paid for the put option and any  transaction  costs  would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          By purchasing put options on a security or currency it does not own, the Portfolio  seeks to benefit from a decline in the market price of the  underlying  security or  currency.  If the put option is not sold when it has remaining  value,  and if the market price of the underlying  security or currency remains equal to or greater than the exercise  price during the life of the put option,  the  Portfolio  will lose its entire  investment in the put option.  In order for the purchase of a put option to be profitable,  the market price of the  underlying  security or currency must decline  sufficiently below the exercise price to cover the premium and transaction costs,  unless the put option is sold in a closing sale transaction.

          Dealer Options.  Exchange-traded  options  generally have a continuous liquid market while dealer options have none.  Consequently,  the  Portfolio  will  generally  be able to realize the value of a dealer  option it has purchased  only by  exercising  it or  reselling  it to the dealer who issued  it.  Similarly,  when the  Portfolio writes a dealer  option,  it  generally  will be able to  close  out the  option  prior to its  expiration  only by entering into a closing purchase  transaction  with the dealer to which the Portfolio  originally wrote the option.
While the  Portfolio  will seek to enter into  dealer  options  only with  dealers  who will agree to and which are expected to be capable of entering into closing  transactions  with the  Portfolio,  there can be no assurance that the  Portfolio  will be able to  liquidate a dealer  option at a favorable  price at any time prior to  expiration.
Until the Portfolio,  as a covered dealer call option writer, is able to effect a closing purchase transaction,  it will not be able to  liquidate  securities  (or  other  assets)  used as  cover  until  the  option  expires  or is exercised.  In the event of  insolvency  of the contra  party,  the  Portfolio  may be unable to liquidate a dealer option.  With respect to options  written by the Portfolio,  the inability to enter into a closing  transaction may result in material  losses to the  Portfolio.  For example,  since the Portfolio  must maintain a secured  position with  respect  to any call  option on a security  it writes,  the  Portfolio  may not sell the assets  which it has segregated  to secure  the  position  while it is  obligated  under the  option.  This  requirement  may impair the
Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that  purchased  dealer options and the assets used to secure the  written  dealer  options  are  illiquid  securities.  The  Portfolio  may treat the cover used for written OTC options as liquid if the dealer  agrees  that the  Portfolio  may  repurchase  the OTC option it has  written for a maximum  price to be  calculated  by a  predetermined  formula.  In such cases,  the OTC option would be considered illiquid  only to the extent the maximum  repurchase  price under the formula  exceeds the  intrinsic  value of the option.  To this extent,  the  Portfolio  will treat dealer  options as subject to the  Portfolio's  limitation  on unmarketable  securities.  If the SEC changes its position on the liquidity of dealer  options,  the Portfolio will change its treatment of such instruments accordingly.

         Certain Risk Factors in Writing Call  Options and in  Purchasing  Call and Put Options:  During the option period,  a Portfolio,  as writer of a call option has, in return for the premium  received on the option,  given up the  opportunity  for capital  appreciation  above the exercise  price  should the market  price of the  underlying security  increase,  but has retained the risk of loss should the price of the  underlying  security  decline.  The writer has no control  over the time when it may be required to fulfill its  obligation  as a writer of the option.
The risk of  purchasing a call or put option is that the  Portfolio  may lose the premium it paid plus  transaction costs.  If the Portfolio  does not exercise the option and is unable to close out the position  prior to expiration of the option, it will lose its entire investment.

         An option  position may be closed out only on an exchange  which  provides a secondary  market.  There can be no assurance that a liquid  secondary  market will exist for a particular  option at a particular  time and that the  Portfolio  can close out its  position  by  effecting a closing  transaction.  If the  Portfolio  is unable to effect a closing  purchase  transaction,  it cannot sell the  underlying  security  until the option expires or the option is exercised.  Accordingly,  the Portfolio  may not be able to sell the  underlying  security at a time when it might  otherwise  be  advantageous  to do so.  Possible  reasons  for the absence of a liquid  secondary  market include the following:  (i) insufficient  trading interest in certain  options;  (ii)  restrictions on transactions imposed by an exchange;  (iii) trading halts,  suspensions or other restrictions imposed with respect to particular classes or series of options or underlying  securities;  (iv)  inadequacy  of the  facilities of an exchange or the clearing  corporation to handle  trading  volume;  and (v) a decision by one or more  exchanges to discontinue  the trading of  options or impose  restrictions  on orders.  In  addition,  the hours of trading  for  options  may not conform to the hours during which the  underlying  securities  are traded.  To the extent that the options  markets close before the markets for the  underlying  securities,  significant  price and rate  movements can take place in the  underlying  markets  that cannot be  reflected  in the options  markets.  The  purchase of options is a highly specialized  activity which involves investment  techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has  established  limitations  governing the maximum number of call options,  whether or not covered,  which may be written by a single investor  acting alone or in concert with others  (regardless of whether such  options  are written on the same or  different  exchanges  or are held or written on one or more  accounts or through one or more  brokers).  An exchange  may order the  liquidation  of  positions  found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock  indices are  similar to options on  specific  securities  except  that,  rather than the right to take or make delivery of the specific  security at a specific  price, an option on a stock index gives the holder the right to receive,  upon  exercise of the  option,  an amount of cash if the closing  level of that stock index is  greater  than,  in the case of a call,  or less than,  in the case of a put,  the  exercise  price of the option.  This amount of cash is equal to such  difference  between the closing  price of the index and the exercise price of the  option  expressed  in  dollars  multiplied  by a  specified  multiple.  The  writer of the  option is obligated,  in return for the  premium  received,  to make  delivery  of this  amount.  Unlike  options on specific securities,  all settlements of options on stock indices are in cash and gain or loss depends on general  movements in the stocks  included in the index  rather than price  movements  in  particular  stocks.  A stock index  futures contract is an  agreement  in which one party  agrees to deliver to the other an amount of cash equal to a specific amount  multiplied by the  difference  between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.

         Risk  Factors in Options on Indices.  Because the value of an index option  depends upon the  movements in the level of the index  rather than upon  movements in the price of a particular  security,  whether the  Portfolio will  realize a gain or a loss on the purchase or sale of an option on an index  depends upon the  movements in the level of prices in the market  generally  or in an industry or market  segment  rather than upon  movements  in the price of the  individual  security.  Accordingly,  successful  use of  positions  will depend upon a  Sub-advisor's ability  to predict  correctly  movements  in the  direction  of the  market  generally  or in the  direction  of a particular  industry.  This requires  different  skills and  techniques  than  predicting  changes in the prices of individual securities.

         Index prices may be distorted if trading of securities  included in the index is  interrupted.  Trading in index options also may be  interrupted  in certain  circumstances,  such as if trading were halted in a substantial number of securities in the index.  If this occurred,  a Portfolio  would not be able to close out options which it had written or purchased and, if  restrictions  on exercise were imposed,  might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio  securities  will not correlate  perfectly with movements in the level of the index and  therefore,  a Portfolio  bears the risk that the price of the securities may not increase as much as the level of the index.  In this  event,  the  Portfolio  would bear a loss on the call which  would not be  completely offset by movements in the prices of the  securities.  It is also  possible  that the index may rise when the value of the  Portfolio's  securities does not. If this occurred,  a Portfolio would  experience a loss on the call which would not be offset by an increase in the value of its  securities  and might also  experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid  assets which are  sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a  Portfolio  has  written a call on an index,  there is also the risk that the  market  may  decline between  the time the  Portfolio  has the call  exercised  against  it, at a price which is fixed as of the closing level of the  index on the  date of  exercise,  and the time  the  Portfolio  is able to sell  securities.  As with options on securities,  the  Sub-advisor  will not learn that a call has been exercised until the day following the exercise  date,  but,  unlike a call on  securities  where the  Portfolio  would be able to deliver the  underlying security in  settlement,  the  Portfolio  may have to sell part of its  securities  in order to make  settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio  exercises a put option on an index which it has purchased  before final  determination  of the  closing  index value for the day, it runs the risk that the level of the  underlying  index may change  before closing.  If this change causes the exercised option to fall  "out-of-the-money"  the Portfolio will be required to pay the  difference  between  the closing  index  value and the  exercise  price of the option  (multiplied  by the applicable  multiplier)  to the  assigned  writer.  Although  the  Portfolio  may be able to minimize  this risk by withholding  exercise  instructions until just before the daily cutoff time or by selling rather than exercising an option  when the  index  level is close to the  exercise  price,  it may not be  possible  to  eliminate  this risk entirely  because the cutoff time for index  options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures  contract  provides  for the  future  sale by one  party and  purchase  by  another  party of a specified amount of a specific  financial  instrument (e.g.,  units of a stock index) for a specified price,  date, time and place  designated at the time the contract is made.  Brokerage  fees are incurred when a futures  contract is bought or sold and margin  deposits must be  maintained.  Entering  into a contract to buy is commonly  referred to as buying or  purchasing  a contract or holding a long  position.  Entering  into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike  when the  Portfolio  purchases  or sells a  security,  no price  would be paid or received by the
Portfolio upon the purchase or sale of a futures contract.  Upon entering into a futures contract,  and to maintain the  Portfolio's  open  positions  in futures  contracts,  the  Portfolio  would be  required  to deposit  with its custodian  in a  segregated  account  in the  name of the  futures  broker  an  amount  of  cash,  U.S.  government securities,  suitable money market instruments,  or other liquid securities,  known as "initial margin." The margin required for a  particular  futures  contract is set by the  exchange on which the  contract is traded,  and may be significantly  modified from time to time by the exchange  during the term of the contract.  Futures  contracts are customarily  purchased  and sold on margins  that may range  upward from less than 5% of the value of the  contract being traded.

          If the price of an open  futures  contract  changes (by  increase in the case of a sale or by decrease in the case of a  purchase)  so that the loss on the futures  contract  reaches a point at which the margin on deposit does not satisfy  margin  requirements,  the broker will require an increase in the margin.  However,  if the value of a position  increases  because of favorable  price  changes in the futures  contract so that the margin  deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These  subsequent  payments,  called  "variation  margin," to and from the futures broker,  are made on a daily basis as the price of the  underlying  assets  fluctuate  making the long and short  positions in the futures contract  more or less  valuable,  a process  known as  "marking to the  market." A  Portfolio  may or may not earn interest  income on its margin  deposits.  Although  certain  futures  contracts,  by their terms,  require  actual future  delivery of and payment for the  underlying  instruments,  in practice  most futures  contracts are usually closed out before the  delivery  date.  Closing  out an open  futures  contract  purchase  or sale is  effected  by entering into an offsetting futures contract purchase or sale,  respectively,  for the same aggregate amount of the identical  securities and the same delivery  date. If the offsetting  purchase price is less than the original sale price,  the  Portfolio  realizes  a  gain;  if it is  more,  the  Portfolio  realizes  a loss.  Conversely,  if the offsetting sale price is more than the original  purchase price, the Portfolio  realizes a gain; if it is less, the
Portfolio  realizes a loss.  The  transaction  costs must also be included in these  calculations.  There can be no assurance,  however,  that a  Portfolio  will be able to enter into an  offsetting  transaction  with  respect to a particular  futures  contract  at a  particular  time.  If the  Portfolio  is not able to enter into an  offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example,  one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds  sterling  multiplied  by the  level of the UK  Financial  Times  100 Share  Index on a given  future  date.
Settlement  of a  stock  index  futures  contract  may or may  not be in  the  underlying  security.  If not in the underlying  security,  then  settlement will be made in cash,  equivalent  over time to the difference  between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on  underlying  instruments  except that options on futures give the  purchaser  the right,  in return for the  premium  paid,  to assume a position  in a futures  contract (a long position  if the option is a call and a short  position  if the option is a put),  rather  than to purchase or sell the futures  contract,  at a specified  exercise  price at any time during the period of the option.  Upon exercise of the option,  the  delivery of the futures  position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated  balance in the writer's  futures margin account which represents the amount by which the market price of the futures  contract,  at exercise,  exceeds (in the case of a call) or is less  than  (in the  case of a put) the  exercise  price of the  option  on the  futures  contract.  Alternatively, settlement  may be made totally in cash.  Purchasers  of options who fail to exercise  their  options  prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures  contract  is  required to deposit  margin  pursuant to  requirements similar to those applicable to futures  contracts.  Upon exercise of an option on a futures contract,  the delivery of the futures  position by the writer of the option to the holder of the option  will be  accompanied  by delivery of the accumulated  balance in the writer's  margin  account.  This amount will be equal to the amount by which the market price of the futures  contract at the time of exercise  exceeds,  in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although  financial  futures  contracts  by  their  terms  call  for  actual  delivery  or  acceptance  of securities,  in most cases the contracts are closed out before the settlement  date without the making or taking of delivery.  Closing out is accomplished by effecting an offsetting  transaction.  A futures  contract sale is closed out by effecting a futures  contract  purchase for the same  aggregate  amount of securities  and the same delivery date.  If the  sale  price  exceeds  the  offsetting  purchase  price,  the  seller  immediately  would be paid the difference  and would realize a gain. If the  offsetting  purchase  price exceeds the sale price,  the seller would immediately pay the difference and would realize a loss.  Similarly,  a futures contract  purchase is closed out by effecting a futures  contract sale for the same  securities  and the same delivery  date.  If the  offsetting  sale price exceeds the purchase  price,  the purchaser  would realize a gain,  whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on financial  futures  contracts and related  options  transactions  may be higher than those which would apply to purchases and sales of securities directly.

         A public market  exists in interest  rate futures  contracts  covering  primarily the following  financial instruments:  U.S. Treasury bonds; U.S. Treasury notes;  Government National Mortgage Association ("GNMA") modified
pass-through   mortgage-backed  securities;   three-month  U.S.  Treasury  bills;  90-day  commercial  paper;  bank certificates of deposit;  and Eurodollar  certificates of deposit.  It is expected that Futures  contracts  trading in additional  financial  instruments  will be  authorized.  The standard  contract size is generally  $100,000 for
Futures contracts in U.S.  Treasury bonds,  U.S.  Treasury notes, and GNMA  pass-through  securities and $1,000,000 for the other  designated  Futures  contracts.  A public  market exists in Futures  contracts  covering a number of indexes,  including,  but not limited to, the  Standard & Poor's 500 Index,  the  Standard & Poor's 100 Index,  the
NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory  Matters.  The  Staff of SEC has taken  the  position  that the  purchase  and sale of  futures contracts  and the  writing of  related  options  may give rise to  "senior  securities"  for the  purposes  of the restrictions  contained  in  Section  18 of the  1940  Act on  investment  companies'  issuing  senior  securities.
However,  the Staff has taken the position that no senior  security  will be created if a Portfolio  maintains in a segregated  account  an  amount of cash or other  liquid  assets at least  equal to the  amount of the  Portfolio's obligation  under the futures  contract or option.  Similarly,  no senior  security  will be created if a Portfolio
"covers"  its futures and  options  positions  by owning  corresponding  positions  or  securities  underlying  the positions that enable the Portfolio to close out its futures and options  positions  without paying additional cash consideration.  Each  Portfolio  will  conduct  its  purchases  and sales of any futures  contracts  and writing of related options transactions in accordance with these requirements.

         Certain Risks  Relating to Futures  Contracts  and Related  Options.  There are special risks  involved in futures transactions.

                   Volatility  and  Leverage.  The prices of futures  contracts  are volatile  and are  influenced, among  other  things,  by actual  and  anticipated  changes in the market  and  interest  rates,  which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United  States  futures  exchanges  limit the amount of  fluctuation  permitted in futures  contract prices  during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures contract  may vary either up or down from the  previous  day's  settlement  price at the end of a trading  session.
Once the daily limit has been reached in a particular type of futures  contract,  no trades may be made on that day at a price beyond that limit.  The daily limit  governs  only price  movement  during a particular  trading day and therefore  does not  limit  potential  losses,  because  the limit  may  prevent  the  liquidation  of  unfavorable positions.  Futures  contract prices have  occasionally  moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby  preventing  prompt  liquidation of futures  positions and subjecting some futures traders to substantial losses.

          Because of the low margin  deposits  required,  futures  trading  involves  an  extremely  high degree of leverage.  As a result,  a  relatively  small price  movement in a futures  contract  may result in  immediate  and substantial loss, as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures  contract is deposited as margin,  a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit,  before any deduction for the transaction  costs, if the account were then closed  out. A 15%  decrease  would  result in a loss equal to 150% of the  original  margin  deposit,  if the contract  were closed out.  Thus,  a purchase or sale of a futures  contract  may result in losses in excess of the amount  invested in the futures  contract.  However,  the Portfolio  would  presumably  have  sustained  comparable losses if,  instead of the futures  contract,  it had invested in the  underlying  instrument and sold it after the decline.  Furthermore,  in the case of a futures contract  purchase,  in order to be certain that the Portfolio has sufficient  assets to satisfy its  obligations  under a futures  contract,  the  Portfolio  earmarks to the futures contract  money  market  instruments  equal in value to the current  value of the  underlying  instrument  less the margin deposit.

                   Liquidity.  The  Portfolio  may elect to close some or all of its futures  positions at any time prior to their  expiration.  The Portfolio would do so to reduce exposure  represented by long futures positions or increase  exposure  represented  by short  futures  positions.  The  Portfolio  may close its  positions  by taking opposite  positions  which would  operate to terminate the  Portfolio's  position in the futures  contracts.  Final determinations  of  variation  margin  would  then be made,  additional  cash  would be  required  to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures  contracts  may be closed out only on the  exchange  or board of trade where the  contracts  were initially  traded.  Although  the  Portfolio  intends to purchase or sell  futures  contracts  only on exchanges or boards of trade  where there  appears to be an active  market,  there is no  assurance  that a liquid  market on an exchange  or board of trade will exist for any  particular  contract at any  particular  time.  In such  event,  it might not be possible to close a futures  contract,  and in the event of adverse  price  movements,  the  Portfolio would  continue to be required to make daily cash  payments of  variation  margin.  However,  in the event  futures contracts have been used to hedge the underlying  instruments,  the Portfolio would continue to hold the underlying instruments  subject to the hedge  until the futures  contracts  could be  terminated.  In such  circumstances,  an increase in the price of the underlying  instruments,  if any, might  partially or completely  offset losses on the futures  contract.  However,  as  described  below,  there  is no  guarantee  that  the  price  of  the  underlying instruments  will, in fact,  correlate with the price movements in the futures  contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when, and how to hedge  involves  skill and judgment,  and even a well-conceived  hedge may be unsuccessful to some degree because of unexpected  market  behavior,  market or interest  rate trends.  There are several risks in  connection  with the use by the Portfolio of futures  contracts as a hedging device.  One risk arises because of the imperfect  correlation  between movements in the prices of the futures  contracts and movements in the prices of the  underlying  instruments  which are the subject of the hedge.
Sub-advisor will, however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its judgment,  will  have a  significant  correlation  with  movements  in the  prices  of the  Portfolio's  underlying instruments sought to be hedged.

          Successful  use of  futures  contracts  by the  Portfolio  for  hedging  purposes  is also  subject  to a
Sub-advisor's  ability to correctly  predict  movements in the direction of the market.  It is possible that,  when the Portfolio  has sold futures to hedge its  portfolio  against a decline in the market,  the index,  indices,  or underlying  instruments on which the futures are written might advance and the value of the underlying  instruments held in the  Portfolio's  portfolio  might decline.  If this were to occur,  the Portfolio  would lose money on the futures and also would  experience  a decline in value in its  underlying  instruments.  However,  while this might occur to a certain  degree,  Sub-advisor  may believe that over time the value of the  Portfolio's  portfolio  will tend to move in the same  direction as the market  indices  which are intended to correlate to the price  movements of the  underlying  instruments  sought to be  hedged.  It is also  possible  that if the  Portfolio  were to hedge against the  possibility of a decline in the market  (adversely  affecting the underlying  instruments  held in its portfolio) and prices instead  increased,  the Portfolio  would lose part or all of the benefit of increased  value of those  underlying  instruments  that it has  hedged,  because it would  have  offsetting  losses in its  futures positions.  In  addition,  in such  situations,  if the  Portfolio  had  insufficient  cash,  it might have to sell underlying  instruments to meet daily variation margin  requirements.  Such sales of underlying  instruments  might be, but would not  necessarily  be, at increased  prices  (which would  reflect the rising  market).  The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility  that there might be an imperfect  correlation,  or no correlation at all, between  price  movements  in the  futures  contracts  and the portion of the  portfolio  being  hedged,  the price movements of futures  contracts might not correlate  perfectly with price  movements in the underlying  instruments due to certain market  distortions.  First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors might close futures  contracts  through  offsetting  transactions  which  could  distort  the normal  relationship  between the underlying  instruments  and futures  markets.  Second,  the margin  requirements  in the  futures  market are less onerous than margin requirements in the securities  markets,  and as a result the futures market might attract more speculators  than the securities  markets do.  Increased  participation  by speculators in the futures market might also cause  temporary  price  distortions.  Due to the  possibility  of price  distortion in the futures market and also because of the imperfect  correlation  between price movements in the underlying  instruments and movements in the prices of futures  contracts,  even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures  Contracts.  The  Portfolio  may seek to close out an option  position by writing or buying an offsetting option covering the same index, underlying  instruments,  or contract and having the same  exercise  price and  expiration  date.  The ability to establish  and close out positions on such options will be subject to the  maintenance of a liquid  secondary  market.  Reasons for the absence of a liquid  secondary market on an exchange  include the following:  (i) there may be insufficient  trading  interest in certain options;
(ii)  restrictions  may be imposed by an exchange on opening  transactions or closing  transactions or both;  (iii)
trading halts,  suspensions or other  restrictions  may be imposed with respect to particular  classes or series of options,  or underlying  instruments;  (iv) unusual or unforeseen  circumstances may interrupt normal operations on an  exchange;  (v) the  facilities  of an  exchange or a clearing  corporation  may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges  could,  for economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options (or a particular  class or series of options), in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist, although  outstanding options on the exchange that had been issued by a clearing  corporation as a result of trades on that exchange  would  continue to be  exercisable  in accordance  with their terms.  There is no assurance  that higher than  anticipated  trading activity or other  unforeseen  events might not, at times,  render certain of the facilities of any of the clearing  corporations  inadequate,  and thereby result in the  institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation in foreign futures and foreign options  transactions  involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National  Futures  Association  nor any domestic  exchange  regulates  activities of any foreign  boards of trade,  including the  execution,  delivery and clearing of  transactions,  or has the power to compel  enforcement of the rules of a foreign board of trade or any applicable  foreign  law.  This is true even if the  exchange  is  formally  linked to a domestic  market so that a position  taken on the  market  may be  liquidated  by a  transaction  on another  market.  Moreover,  such laws or regulations  will  vary  depending  on the  foreign  country  in which  the  foreign  futures  or  foreign  options transaction  occurs.  For these reasons,  customers who trade foreign futures or foreign options  contracts may not be afforded certain of the protective  measures provided by the Commodity  Exchange Act, the CFTC's regulations and the rules of the National  Futures  Association and any domestic  exchange,  including the right to use reparations proceedings before the Commission and arbitration  proceedings  provided by the National Futures Association or any domestic  futures  exchange.  In particular,  funds received from customers for foreign  futures or foreign options transactions  may not be provided  the same  protections  as funds  received in respect of  transactions  on United
States  futures  exchanges.  In  addition,  the price of any  foreign  futures or  foreign  options  contract  and, therefore,  the  potential  profit and loss  thereon may be affected by any variance in the foreign  exchange  rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward Foreign Currency  Exchange  Contracts.  A forward foreign currency  exchange contract involves an obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are  principally  traded in the interbank  market  conducted  directly  between  currency  traders  (usually large, commercial  banks)  and  their  customers.  A  forward  contract  generally  has  no  deposit  requirement,  and no commissions are charged at any stage for trades.

          Depending on the applicable investment policies and restrictions  applicable to a Portfolio,  a Portfolio may generally  enter into forward  foreign  currency  exchange  contracts under two  circumstances.  First,  when a
Portfolio  enters into a contract  for the  purchase or sale of a security  denominated  in or exposed to a foreign currency,  it may desire to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the  purchase  or sale,  for a fixed  amount of  dollars,  of the amount of foreign  currency  involved  in the underlying  security  transactions,  the Portfolio may be able to protect  itself against a possible loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the subject  foreign  currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second,  when a  Sub-advisor  believes  that the currency of a particular  foreign  country may suffer or enjoy a substantial  movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the
Portfolio's securities denominated in or exposed to such foreign currency.  Alternatively,  where appropriate,  the
Portfolio  may hedge all or part of its foreign  currency  exposure  through the use of a basket of currencies or a proxy currency where such  currencies or currency act as an effective proxy for other  currencies.  In such a case, the Portfolio  may enter into a forward  contract  where the amount of the foreign  currency to be sold exceeds the value of the securities  denominated in or exposed to such currency.  The use of this basket hedging  technique may be more  efficient and  economical  than entering  into  separate  forward  contracts for each currency held in the
Portfolio.  The precise  matching of the forward  contract  amounts and the value of the  securities  involved will not  generally  be  possible  since the future  value of such  securities  in foreign  currencies  will change as a consequence of market movements in the value of those  securities  between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency market movement is extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated  above,  it is impossible to forecast with absolute  precision the market value of portfolio securities  at the  expiration  of the forward  contract.  Accordingly,  it may be  necessary  for a  Portfolio  to purchase  additional  foreign  currency on the spot market  (and bear the expense of such  purchase)  if the market value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid  excessive  transactions  and  transaction  costs,  the  Portfolio may use liquid,  high-grade  debt securities,  denominated in any currency,  to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract prices.  If the  Portfolio  engages in an  offsetting  transaction,  it may  subsequently  enter into a new forward contract to sell the foreign  currency.  Should forward  prices  decline during the period between the  Portfolio's entering  into a forward  contract  for the sale of a foreign  currency  and the date it enters into an  offsetting contract for the purchase of the foreign  currency,  the  Portfolio  will realize a gain to the extent the price of the  currency it has agreed to sell exceeds the price of the  currency it has agreed to  purchase.  Should  forward prices  increase,  the  Portfolio  will  suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Foreign Currency  Contracts.  A currency  futures  contract sale creates an obligation by a Portfolio,  as seller,  to deliver the amount of  currency  called for in the  contract  at a specified  future time for a special price. A currency futures contract  purchase creates an obligation by a Portfolio,  as purchaser,  to take delivery of an amount of  currency  at a  specified  future  time at a specified  price.  Unlike  forward  foreign  currency exchange  contracts,  currency futures  contracts and options on currency futures  contracts are standardized as to amount and  delivery  period and are traded on boards of trade and  commodities  exchanges.  Although  the terms of currency  futures  contracts  specify  actual  delivery or receipt,  in most instances the contracts are closed out before the  settlement  date  without the making or taking of delivery of the  currency.  Closing out of a currency futures  contract is  effected  by entering  into an  offsetting  purchase or sale  transaction.  Unlike a currency futures  contract,  which  requires  the parties to buy and sell  currency  on a set date,  an option on a currency futures  contract  entitles  its holder to decide on or before a future date whether to enter into such a contract.
If the holder  decides not to enter into the  contract,  the  premium  paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest  rate swaps  involve  the  exchange  by the  Portfolio  with  another  party of their  respective commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments  can  involve  payments  to be made in the same  currency  or in  different  currencies.  The purchase  of an  interest  rate cap  entitles  the  purchaser,  to the  extent  that a  specified  index  exceeds a predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party  selling the interest  rate cap.  The  purchase of an interest  rate floor  entitles  the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive  payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid  instruments  combine the elements of futures  contracts  or options with those of debt,  preferred equity or a depositary  instrument.  The risks of  investing in hybrid  instruments  reflect a  combination  of the risks  from  investing  in  securities,  futures  and  currencies,  including  volatility  and  lack of  liquidity.
Reference is made to the  discussion of futures and forward  contracts in this  Statement for a discussion of these risks.  Further,  the prices of the hybrid  instrument  and the related  commodity  or currency may not move in the same  direction or at the same time.  Hybrid  instruments  may bear  interest or pay  preferred  dividends at below market (or even  relatively  nominal)  rates.  In addition,  because the  purchase  and sale of hybrid  instruments could take place in an  over-the-counter  market or in a private  transaction  between the Portfolio and the seller of the hybrid  instrument,  the  creditworthiness  of the contra  party to the  transaction  would be a risk factor which the  Portfolio  would have to  consider.  Hybrid  instruments  also may not be subject to  regulation  of the
CFTC,  which generally  regulates the trading of commodity  futures by U.S.  persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Zero-Coupon Securities:

         Zero-coupon  securities  pay no cash  income and are sold at  substantial  discounts  from their  value at maturity.  When held to maturity,  their entire  income,  which  consists of accretion of discount,  comes from the difference  between the issue  price and their value at  maturity.  Zero-coupon  securities  are subject to greater market value  fluctuations from changing  interest rates than debt obligations of comparable  maturities which make current  distributions  of interest  (cash).  Zero-coupon  securities which are convertible into common stock offer the  opportunity for capital  appreciation  as increases (or decreases) in market value of such securities  closely follows the  movements in the market value of the  underlying  common  stock.  Zero-coupon  convertible  securities generally are expected to be less  volatile  than the  underlying  common  stocks,  as they usually are issued with maturities of 15 years or less and are issued with options  and/or  redemption  features  exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities include  securities issued directly by the U.S. Treasury,  and U.S. Treasury bonds or notes and their unmatured  interest coupons and receipts for their underlying  principal  ("coupons") which have been  separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the  underlying  principal  (the "corpus") of the U.S.  Treasury  security.  A number of securities  firms and banks have  stripped  the  interest  coupons and  receipts  and then resold them in custodial receipt  programs with a number of different  names,  including  "Treasury  Income Growth  Receipts"  (TIGRSTM) and
Certificate of Accrual on Treasuries  (CATSTM).  The underlying U.S.  Treasury bonds and notes  themselves are held in  book-entry  form at the  Federal  Reserve  Bank  or,  in the  case of  bearer  securities  (i.e.,  unregistered securities  which  are  owned  ostensibly  by the  bearer or  holder  thereof),  in trust on  behalf of the  owners thereof.  Counsel to the  underwriters of these  certificates or other evidences of ownership of the U.S.  Treasury securities  have  stated  that,  for federal tax and  securities  purposes,  in their  opinion  purchasers  of such certificates,  such as the  Portfolio,  most likely will be deemed the  beneficial  holder of the  underlying  U.S.
Government securities.

         The U.S.  Treasury  has  facilitated  transfers  of  ownership of  zero-coupon  securities  by  accounting separately for the beneficial  ownership of particular  interest coupon and corpus payments on Treasury  securities through the Federal Reserve  book-entry  record keeping  system.  The Federal Reserve program as established by the
Treasury  Department  is  known  as  "STRIPS"  or  "Separate  Trading  of  Registered  Interest  and  Principal  of
Securities." Under the STRIPS program,  the Portfolio will be able to have its beneficial  ownership of zero-coupon securities  recorded  directly in the book-entry  record-keeping  system in lieu of having to hold  certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury  obligations have been stripped of their unmatured  interest coupons by the holder, the principal  or corpus is sold at a deep  discount  because  the buyer  receives  only the right to  receive a future fixed  payment on the  security  and does not  receive  any  rights to  periodic  interest  (cash)  payments.  Once stripped or separated,  the corpus and coupons may be sold separately.  Typically,  the coupons are sold separately or grouped  with other  coupons with like  maturity  dates and sold  bundled in such form.  Purchasers  of stripped obligations  acquire,  in  effect,  discount  obligations  that  are  economically  identical  to  the  zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of  when-issued  securities,  which may be expressed  in yield  terms,  is fixed at the time the commitment  to purchase is made,  but delivery  and payment for the  when-issued  securities  take place at a later date.  Normally,  the settlement  date occurs within 90 days of the purchase.  During the period  between  purchase and  settlement,  no  payment  is made by a  Portfolio  to the issuer  and no  interest  accrues to the  Portfolio.
Forward  commitments  involve a risk of loss if the value of the  security to be  purchased  declines  prior to the settlement  date,  which risk is in addition to the risk of decline in value of a Portfolio's  other assets.  While when-issued  securities  may be sold prior to the  settlement  date,  the  Portfolios  generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio owns a  mortgage-backed  security,  principal and interest payments made on the mortgages in an underlying  mortgage pool are passed through to the Portfolio.  Unscheduled  prepayments of principal shorten the  securities'  weighted  average  life and may lower their  total  return.  (When a mortgage  in the  underlying mortgage pool is prepaid, an unscheduled  principal  prepayment is passed through to the Portfolio.  This principal is returned to the  Portfolio at par. As a result,  if a mortgage  security  were  trading at a premium,  its total return would be lowered by prepayments,  and if a mortgage securities were trading at a discount,  its total return would be  increased  by  prepayments.)  The value of these  securities  also may  change  because of changes in the market's  perception of the  creditworthiness  of the federal  agency that issued them.  In addition,  the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed  securities directly or indirectly  represent a participation  interest in, or are secured by and payable  from,  a stream of  payments  generated  by  particular  assets  such as motor  vehicle or credit card receivables.  Payments of principal  and interest may be  guaranteed  up to certain  amounts and for a certain time period by a letter  of credit  issued  by a  financial  institution  unaffiliated  with the  entities  issuing  the securities.  Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through  certificates are asset-backed  securities which represent an undivided  fractional ownership interest in an underlying pool of assets.  Pass-through  certificates usually provide for payments of principal and interest  received to be passed  through to their holders,  usually after  deduction for certain costs and expenses incurred in  administering  the pool.  Because  pass-through  certificates  represent an ownership  interest in the underlying  assets,  the holders  thereof bear directly the risk of any defaults by the obligors on the  underlying assets not covered by any credit support.  See "Types of Credit Support."

         Asset-backed   securities  issued  in  the  form  of  debt  instruments,   also  known  as  collateralized
obligations,  are generally  issued as the debt of a special  purpose  entity  organized  solely for the purpose of owning  such  assets  and  issuing  such  debt.  Such  assets  are most  often  trade,  credit  card or  automobile receivables.  The assets  collateralizing  such  asset-backed  securities are pledged to a trustee or custodian for the  benefit of the  holders  thereof.  Such  issuers  generally  hold no assets  other than those  underlying  the asset-backed  securities and any credit  support  provided.  As a result,  although  payments on such  asset-backed securities  are  obligations of the issuers,  in the event of defaults on the underlying  assets not covered by any credit support (see "Types of Credit  Support"),  the issuing  entities are unlikely to have  sufficient  assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating  Cash Flows.  While many  asset-backed  securities are issued with only one class of security,  many  asset-backed  securities  are issued in more than one class,  each with  different  payment terms.
Multiple class asset-backed  securities are issued for two main reasons.  First,  multiple classes may be used as a method of providing credit support.  This is accomplished  typically  through creation of one or more classes whose right to payments on the  asset-backed  security is made subordinate to the right to such payments of the remaining class or classes.  See "Types of Credit  Support."  Second,  multiple classes may permit the issuance of securities with  payment  terms,  interest  rates or other  characteristics  differing  both from those of each other and from those of the  underlying  assets.  Examples  include  so-called  "strips"  (asset-backed  securities  entitling the holder to  disproportionate  interests  with  respect to the  allocation  of interest  and  principal of the assets
backing  the  security),   and  securities  with  a  class  or  classes  having  characteristics  which  mimic  the characteristics  of  non-asset-backed  securities,  such as floating  interest  rates (i.e.,  interest  rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed  securities in which the payment  streams on the underlying  assets are allocated in a manner different than those  described  above may be issued in the future.  The Portfolio may invest in such  asset-backed securities if such  investment is otherwise  consistent  with its  investment  objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support.  Asset-backed  securities are often backed by a pool of assets  representing  the obligations  of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make  payments,  such  securities  may contain  elements of credit  support.  Such credit support falls into two classes:  liquidity  protection and protection  against  ultimate  default by an obligor on the underlying  assets.
Liquidity  protection  refers to the  provision of  advances,  generally  by the entity  administering  the pool of assets,  to  ensure  that  scheduled  payments  on the  underlying  pool are made in a timely  fashion.  Protection against  ultimate  default ensures  ultimate  payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided  through  guarantees,  insurance  policies or letters of credit obtained from third parties,  through various means of structuring  the transaction or through a combination of such  approaches.
Examples of asset-backed  securities  with credit support  arising out of the structure of the transaction  include
"senior-subordinated  securities"  (multiple class  asset-backed  securities  with certain  classes  subordinate to other classes as to the payment of principal  thereon,  with the result that defaults on the underlying  assets are borne first by the holders of the subordinated  class) and asset-backed  securities that have "reserve  portfolios"
(where cash or investments,  sometimes funded from a portion of the initial payments on the underlying  assets, are held in reserve against future losses) or that have been "over  collateralized"  (where the scheduled  payments on, or the  principal  amount of, the  underlying  assets  substantially  exceeds that  required to make payment of the asset-backed  securities  and pay any  servicing  or other  fees).  The degree of credit  support  provided on each issue is based  generally  on  historical  information  respecting  the level of credit risk  associated  with such payments.  Delinquency or loss in excess of that  anticipated  could  adversely  affect the return on an investment in an  asset-backed  security.  Additionally,  if the  letter of  credit  is  exhausted,  holders  of  asset-backed securities may also experience  delays in payments or losses if the full amounts due on underlying  sales contracts are not realized.

         Automobile  Receivable  Securities.  Asset-backed  securities  may be backed  by  receivables  from  motor vehicle  installment  sales  contracts or  installment  loans  secured by motor  vehicles  ("Automobile  Receivable
Securities").  Since  installment  sales  contracts  for  motor  vehicles  or  installment  loans  related  thereto
("Automobile  Contracts")  typically  have  shorter  durations  and  lower  incidences  of  prepayment,  Automobile
Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most  entities  that issue  Automobile  Receivable  Securities  create an  enforceable  interest  in their respective  Automobile  Contracts only by filing a financing statement and by having the servicer of the Automobile
Contracts,  which  is  usually  the  originator  of  the  Automobile  Contracts,  take  custody  thereof.  In  such circumstances,  if the servicer of the Automobile  Contracts were to sell the same Automobile  Contracts to another party,  in violation of its  obligation  not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile  Receivable  Securities.  Also although most
Automobile  Contracts grant a security  interest in the motor vehicle being  financed,  in most states the security interest in a motor vehicle must be noted on the  certificate of title to create an enforceable  security  interest against  competing  claims  of  other  parties.  Due to  the  large  number  of  vehicles  involved,  however,  the certificate  of title to each vehicle  financed,  pursuant to the  Automobile  Contracts  underlying the Automobile
Receivable  Security,  usually is not amended to reflect the assignment of the seller's  security  interest for the benefit  of the  holders  of the  Automobile  Receivable  Securities.  Therefore,  there  is the  possibility  that recoveries on repossessed  collateral may not, in some cases,  be available to support  payments on the securities.
In addition,  various state and federal  securities  laws give the motor vehicle owner the right to assert  against the holder of the owner's  Automobile  Contract  certain  defenses  such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables  from revolving
credit  card  agreements  ("Credit  Card  Receivable  Securities").   Credit  balances  on  revolving  credit  card
agreements  ("Accounts")  are generally  paid down more rapidly than are Automobile  Contracts.  Most of the Credit
Card Receivable  Securities issued publicly to date have been Pass-Through  Certificates.  In order to lengthen the maturity of Credit Card Receivable  Securities,  most such securities  provide for a fixed period during which only interest  payments on the  underlying  Accounts are passed  through to the security  holder and principal  payments received on such Accounts are used to fund the transfer to the pool of assets  supporting  the related  Credit Card
Receivable  Securities of additional  credit card charges made on an Account.  The initial fixed period usually may be shortened upon the occurrence of specified  events which signal a potential  deterioration in the quality of the assets  backing the  security,  such as the  imposition  of a cap on interest  rates.  The ability of the issuer to extend the life of an issue of Credit Card  Receivable  Securities  thus depends upon the  continued  generation of additional  principal  amounts in the  underlying  accounts  during the initial  period and the  non-occurrence  of specified  events.  An  acceleration  in  cardholders'  payment rates or any other event which  shortens the period during which additional  credit card charges on an Account may be transferred to the pool of assets  supporting the related  Credit Card  Receivable  Security  could  shorten the  weighted  average life and yield of the Credit Card
Receivable Security.

         Credit  card  holders are  entitled to the  protection  of a number of state and federal  consumer  credit laws,  many of which give such  holder the right to set off certain  amounts  against  balances  owed on the credit card,  thereby  reducing  amounts  paid on  Accounts.  In  addition,  unlike  most other  asset-backed  securities,
Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments  in warrants is  speculative  in that warrants have no voting  rights,  pay no dividends,  and have no rights with  respect to the assets of the  corporation  issuing  them.  Warrants  basically  are options to purchase  equity  securities  at a  specific  price  valid for a  specific  period of time.  They do not  represent ownership of the  securities  but only the right to buy them.  Warrants  differ from call options in that  warrants are issued by the issuer of the  security  which may be purchased  on their  exercise,  whereas call options may be written  or issued by  anyone.  The  prices of  warrants  do not  necessarily  move  parallel  to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency  Fluctuations.  Investment in securities  denominated  in foreign  currencies  involves  certain risks. A change in the value of any such currency  against the U.S.  dollar will result in a  corresponding  change in the U.S.  dollar value of a Portfolio's  assets  denominated in that  currency.  Such changes will also affect a
Portfolio's  income.  Generally,  when a given  currency  appreciates  against the dollar (the dollar  weakens) the value of a  Portfolio's  securities  denominated  in that  currency will rise.  When a given  currency  depreciates against the dollar (the dollar  strengthens),  the value of a Portfolio's  securities  denominated in that currency would be expected to decline.

          Investment  and  Repatriation  Restrictions.  Foreign  investment  in the  securities  markets of certain foreign  countries is  restricted  or  controlled  in varying  degrees.  These  restrictions  may at times limit or preclude  investment  in  certain  of such  countries  and may  increase  the cost  and  expenses  of a  Portfolio.
Investments by foreign  investors are subject to a variety of  restrictions  in many  developing  countries.  These restrictions may take the form of prior governmental  approval,  limits on the amount or type of securities held by foreigners,  and  limits  on the types of  companies  in which  foreigners  may  invest.  Additional  or  different restrictions  may be imposed at any time by these or other  countries  in which a Portfolio  invests.  In addition, the  repatriation  of both  investment  income and  capital  from  several  foreign  countries  is  restricted  and controlled under certain regulations, including in some cases the need for certain government consents.

          Market  Characteristics.  Foreign  securities  may be purchased in  over-the-counter  markets or on stock exchanges  located  in the  countries  in which the  respective  principal  offices of the  issuers of the  various securities  are  located,  if that is the best  available  market.  Foreign  stock  markets  are  generally  not as developed or efficient  as, and may be more volatile  than,  those in the United  States.  While growing in volume, they usually have substantially  less volume than U.S. markets and a Portfolio's  securities may be less liquid and more volatile  than  securities  of  comparable  U.S.  companies.  Equity  securities  may trade at  price/earnings multiples  higher than comparable  U.S.  securities and such levels may not be  sustainable.  Fixed  commissions on foreign stock exchanges are generally higher than negotiated  commissions on U.S.  exchanges,  although a Portfolio will  endeavor to achieve the most  favorable net results on its portfolio  transactions.  There is generally  less government  supervision and regulation of foreign stock exchanges,  brokers and listed companies than in the United
States.  Moreover,  settlement  practices  for  transactions  in  foreign  markets  may  differ  from those in U.S.
markets, and may include delays beyond periods customary in the United States.

          Political and Economic  Factors.  Individual  foreign economies of certain countries may differ favorably or  unfavorably  from the United  States'  economy in such respects as growth of gross  national  product,  rate of inflation,  capital  reinvestment,  resource  self-sufficiency  and  balance of  payments  position.  The  internal politics of certain foreign countries are not as stable as in the United States.

          Governments  in certain  foreign  countries  continue to  participate  to a significant  degree,  through ownership  interest  or  regulation,  in their  respective  economies.  Action by these  governments  could  have a significant  effect on market  prices of  securities  and  payment of  dividends.  The  economies  of many  foreign countries  are  heavily  dependent  upon  international  trade and are  accordingly  affected by  protective  trade barriers  and  economic  conditions  of their  trading  partners.  The  enactment  by  these  trading  partners  of protectionist  trade  legislation  could have a  significant  adverse  effect upon the  securities  markets of such countries.

          Information  and  Supervision.  There is generally  less  publicly  available  information  about foreign companies  comparable  to reports and ratings that are  published  about  companies in the United  States.  Foreign companies  are also  generally  not subject to uniform  accounting,  auditing and  financial  reporting  standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's  foreign  securities may be subject to  foreign  withholding  taxes,  thus  reducing  the net  amount  of  income  available  for  distribution  to the
Portfolio's  shareholders.  A shareholder  otherwise  subject to U.S.  federal income taxes may, subject to certain limitations,  be  entitled to claim a credit or  deduction  for U.S.  federal  income tax  purposes  for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs.  Investors should  understand that the expense ratio of the Portfolio can be expected to be higher than investment  companies  investing in domestic  securities  since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other. With respect to certain foreign countries,  especially  developing and emerging ones, there is the possibility  of adverse  changes in investment  or exchange  control  regulations,  expropriation  or  confiscatory taxation,  limitations on the removal of funds or other assets of the Portfolio,  political or social  instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern  Europe.  Changes  occurring in Eastern  Europe and Russia today could have  long-term  potential consequences.  As restrictions fall, this could result in rising standards of living,  lower  manufacturing  costs, growing  consumer  spending,  and  substantial  economic  growth.  However,  investment in the countries of Eastern
Europe and Russia is highly  speculative at this time.  Political and economic  reforms are too recent to establish a definite  trend away from  centrally-planned  economies and state owned  industries.  In many of the countries of
Eastern  Europe and Russia,  there is no stock  exchange or formal market for  securities.  Such countries may also have  government  exchange  controls,  currencies  with no  recognizable  market value relative to the  established currencies of western market economies,  little or no experience in trading in securities,  no financial  reporting standards,  a lack of a banking and securities  infrastructure to handle such trading,  and a legal tradition which does not recognize  rights in private  property.  In addition,  these  countries may have national  policies  which restrict  investments in companies deemed sensitive to the country's  national interest.  Further,  the governments in  such  countries  may  require  governmental  or  quasi-governmental  authorities  to  act as  custodian  of the
Portfolio's  assets invested in such countries and these  authorities may not qualify as a foreign  custodian under the 1940 Act and  exemptive  relief  from  such Act may be  required.  All of these  considerations  are  among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin  America.  The political  history of certain Latin  American  countries has been  characterized  by political  uncertainty,  intervention by the military in civilian and economic spheres,  and political  corruption.
Such  developments,  if they were to reoccur,  could reverse  favorable  trends toward market and economic  reform, privatization  and  removal  of trade  barriers  and  result  in  significant  disruption  in  securities  markets.
Persistent  levels  of  inflation  or in some  cases,  hyperinflation,  have led to high  interest  rates,  extreme measures by  governments  to keep  inflation  in check and a  generally  debilitating  effect on  economic  growth.
Although  inflation in many  countries  has  lessened,  there is no guarantee  it will remain at lower  levels.  In addition,  a number of Latin American countries are also among the largest debtors of developing  countries.  There have been  moratoria on, and  reschedulings  of,  repayment  with respect to these debts.  Such events can restrict the  flexibility  of these debtor  nations in the  international  markets and result in the  imposition  of onerous conditions on their economics.

          Certain Latin American  countries may have managed  currencies which are maintained at artificial  levels to the U.S.  dollar  rather than at levels  determined  by the  market.  This type of system can lead to sudden and large  adjustments  in the  currency  which,  in  turn,  can have a  disruptive  and  negative  effect  on  foreign investors.  Certain Latin American  countries also may restrict the free  conversion of their currency into foreign currencies,  including the U.S.  dollar.  There is no significant  foreign  exchange market for certain  currencies and it would, as a result,  be difficult for the Portfolio to engage in foreign currency  transactions  designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to  limitations  discussed in the Trust's  Prospectus  under  "Certain Risk Factors and Investment
Methods," the  Portfolios  generally may invest in illiquid  securities.  Illiquid  securities  include  securities subject to contractual  or legal  restrictions  on resale (e.g.,  because they have not been  registered  under the
Securities  Act of 1933,  as amended  (the  "Securities  Act"))  and  securities  that are  otherwise  not  readily marketable  (e.g.,  because  trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities  that have not been  registered  under the Securities Act are referred to as private  placements  or  restricted  securities  and are  purchased  directly  from the issuer or in the  secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted  and other  illiquid  securities  may be  subject  to the  potential  for  delays on resale and uncertainty  in  valuation.  A  Portfolio  might be  unable  to  dispose  of  illiquid  securities  promptly  or at reasonable prices and might thereby experience  difficulty in satisfying  redemption requests from shareholders.  A
Portfolio  might have to  register  restricted  securities  in order to dispose of them,  resulting  in  additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities that are not registered under the Securities
Act,  including  foreign  securities.  The fact that there are  contractual or legal  restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the  Securities  Act allows such a broader  institutional  trading  market for  securities otherwise  subject to  restrictions  on resale to the general  public.  Rule 144A  establishes a "safe harbor" from the registration  requirements of the Securities Act for resales of certain  securities to qualified  institutional buyers.  Rule 144A has produced enhanced  liquidity for many restricted  securities,  and market liquidity for such securities  may  continue  to expand as a result of this  regulation  and the  consequent  existence  of the PORTAL system,  which is an automated  system for the trading,  clearance  and  settlement of  unregistered  securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         Under guidelines  adopted by the Trust's Board of Trustees,  a Portfolio's  Sub-Advisor may determine that particular Rule 144A securities,  and commercial paper issued in reliance on the private  placement  exemption from registration  afforded by Section 4(2) of the  Securities  Act, are liquid even though they are not  registered.  A determination  of whether  such a security  is liquid or not is a question of fact.  In making this  determination, the Sub-Advisor will consider,  as it deems appropriate  under the  circumstances and among other factors:  (1) the frequency  of trades and quotes  for the  security;  (2) the  number of  dealers  willing to  purchase  or sell the security;  (3) the number of other potential  purchasers of the security;  (4) dealer undertakings to make a market in the  security;  (5) the nature of the security  (e.g.,  debt or equity,  date of maturity,  terms of dividend or interest  payments,  and other material terms) and the nature of the marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers,  and the mechanics of transfer);  and (6) the rating of the security  and the  financial  condition  and  prospects of the issuer.  In the case of  commercial  paper,  the
Sub-advisor  will also  determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest  rating  categories by at least two  Nationally  Recognized  Statistical
Rating  Organizations  ("NRSROs") or, if only one NRSRO rates the security,  by that NRSRO,  or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities and Section 4(2)  commercial  paper that have been deemed liquid as described  above will  continue to be monitored by the  Sub-advisor  to determine if the security is no longer  liquid as the result of changed  conditions.  Investing in Rule 144A securities or Section 4(2)  commercial  paper could have the effect of increasing  the amount of a Portfolio's  assets  invested in illiquid  securities  if  institutional  buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As  stated in the  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods,"  certain  of the
Portfolios may enter into repurchase  agreements.  In a repurchase  agreement,  an investor (such as the Portfolio)
purchases a security  (known as the  "underlying  security")  from a securities  dealer or bank. Any such dealer or bank must be deemed  creditworthy  by the  Sub-advisor.  At that  time,  the bank or  securities  dealer  agrees to repurchase  the  underlying  security at a mutually  agreed upon price on a designated  future date. The repurchase price may be higher than the purchase  price,  the difference  being income to the  Portfolio,  or the purchase and repurchase  prices may be the same,  with  interest at an agreed upon rate due to the Portfolio on  repurchase.  In either case,  the income to the  Portfolio  generally  will be unrelated  to the  interest  rate on the  underlying securities.  Repurchase  agreements  must be "fully  collateralized,"  in that the market  value of the  underlying securities  (including  accrued  interest)  must at all times be equal to or  greater  than the  repurchase  price.
Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

         Repurchase  agreements  are  generally  for a short  period  of time,  often  less  than a week,  and will generally be used by a Portfolio to invest  excess cash or as part of a temporary  defensive  strategy.  Repurchase agreements  that do not provide  for  payment  within  seven days will be treated as  illiquid  securities.  In the event of a bankruptcy or other default by the seller of a repurchase  agreement,  the  Portfolio  could  experience both delays in  liquidating  the  underlying  security and losses.  These  losses  could result from:  (a) possible decline in the value of the  underlying  security  while the  Portfolio  is seeking to enforce its rights under the repurchase  agreement;  (b) possible  reduced levels of income or lack of access to income during this period;  and
(c) expenses of enforcing its rights.

Investment Company Securities:

         Each Portfolio may purchase  securities of other  investment  companies to the extent  consistent with its investment  objective  and policies and subject to the  limitations  of the 1940 Act. A Portfolio  will  indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

         For  example,  a  Portfolio  may  invest in a variety  of  investment  companies  which  seek to track the composition and performance of specific indices or a specific portion of an index.  These  index-based  investments hold  substantially  all of their assets in securities  representing  their specific index.  Accordingly,  the main risk of  investing  in  index-based  investments  is the same as  investing  in a  portfolio  of equity  securities comprising  the index.  The market  prices of  index-based  investments  will  fluctuate  in  accordance  with both changes  in the  market  value of their  underlying  portfolio  securities  and due to supply  and  demand  for the instruments  on the  exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based  investments may not replicate  exactly the performance of their specified index because of transaction costs and because of the temporary  unavailability of certain component  securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs,  an  acronym  for  "Standard  &  Poor's  Depositary  Receipts,"  are  based on the S&P 500
Composite  Stock Price  Index.  They are issued by the SPDR Trust,  a unit  investment  trust that holds  shares of substantially  all the companies in the S&P 500 in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap  SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap  SPDR
Trust, a unit investment trust that holds a portfolio of securities  consisting of substantially  all of the common stocks in the S&P  MidCap  400 Index in  substantially  the same  weighting  and seeks to  closely  track the price performance and dividend yield of the Index.

         Select Sector  SPDRs(R):  Select Sector SPDRs are based on a particular  sector or group of industries  that are  represented  by a specified  Select  Sector Index within the  Standard & Poor's  Composite  Stock Price Index.
They are issued by The Select Sector SPDR Trust,  an open-end  management  investment  company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS  are  based  on the Dow  Jones  Industrial  Average(SM).  They are  issued  by the
DIAMONDS  Trust,  a unit  investment  trust that holds a portfolio of all the  component  common  stocks of the Dow
Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares  are  based  on the  Nasdaq  100  Index.  They are  issued  by the
Nasdaq-100  Trust,  a unit  investment  trust  that  holds  a  portfolio  consisting  of  substantially  all of the securities,  in  substantially  the same weighting,  as the component  stocks of the Nasdaq-100  Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark Shares," are based on 17  country-specific  Morgan
Stanley  Capital  International  Indexes.  They are issued by the WEBs Index Fund,  Inc.,  an  open-end  management investment  company that seeks to generally  correspond  to the price and yield  performance  of a specific  Morgan
Stanley Capital International Index.

Securities Lending:

         The Trust has made  arrangements  for certain  Portfolios to lend  securities.  While a Portfolio may earn additional  income from  lending  securities,  such  activity is  incidental  to the  investment  objective  of the
Portfolio.  In addition to the  compensation  payable by borrowers under  securities  loans, a Portfolio would also earn income from the investment of cash  collateral  for such loans.  Any cash  collateral  received by a Portfolio in connection  with such loans normally will be invested in  high-quality  money market  securities.  However,  any losses  resulting  from the  investment of cash  collateral  would be borne by the lending  Portfolio.  There is no assurance  that  collateral  for  loaned  securities  will be  sufficient  to provide  for  recovery  of  interest, dividends,  or other  distributions  paid in respect of loaned securities and not received by a Portfolio or to pay all expenses  incurred by a Portfolio in  arranging  the loans or in  exercising  rights in the  collateral  in the event that loaned securities are not returned.

PORTFOLIO TURNOVER:

         High turnover involves correspondingly greater brokerage commissions and other transaction costs.
Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio
Turnover."

         Over the past two  fiscal  years the  following  Portfolios  experienced  significant  variation  in their portfolio  turnover  rates.  The  turnover  rates for the AST  Founders  Passport  Portfolio  for the  years  ended
December 31, 1999 and 2000 were 309% and 514%  respectively.  The  portfolio  manager is expected to engage in more frequent trading for the Portfolio than the prior portfolio manager.

         Over the past two  fiscal  years the  following  Portfolios  experienced  significant  variation  in their portfolio  turnover  rates.  The  turnover  rates for the AST  Founders  Passport  Portfolio  for the  years  ended
December 31, 1999 and 2000 were 309% and 514%  respectively.  The  portfolio  manager is expected to engage in more frequent  trading  for the  Portfolio  than the prior  portfolio  manager.  The  turnover  rates for the AST Strong
International  Equity  Portfolio  for the year ended  December  31, 1999 and the year ended  December 31, 2000 were
159% and 86%, respectively.  A I M Capital Management,  Inc. became the Portfolio's  Sub-advisor on May 1, 1999 and trading  precipitated by this change resulted in the unusually high portfolio  turnover for the year ended December
31, 1999.  The turnover  rates for the AST PBHG  Small-Cap  Growth  Portfolio for the year ended  December 31, 1999 and December 31, 2000 were 116% and 85%,  respectively.  The substantial  reduction in the portfolio  turnover rate was caused in large part by the closing of the  Portfolio to new  investors  in January  2000.  The turnover  rates for the AST Alliance  Growth  Portfolio for the year ended  December 31, 1999 and the year ended  December 31, 2000 were 316% and 135%,  respectively.  Alliance Capital  Management L.P. became the Portfolio's  Sub-advisor on May 1,
2000 and trading  precipitated by this change  resulted in the unusually low portfolio  turnover for the year ended
December 31, 2000.  The turnover  rates for the AST MFS Growth  Portfolio for the year ended  December 31, 1999 and the year ended December 31, 2000 were 60% and 243%,  respectively.  This Portfolio commenced  operations on October
18, 1999,  which  resulted in low portfolio  turnover for the year ended  December 31, 1999. The turnover rates for the AST American Century Income & Growth Portfolio for the year ended  December 31, 1999 and the year ended  December 31, 2000 were 125% and 61%,  respectively.  American  Century
Investment  Management,  Inc.  became the Portfolio's  Sub-advisor on May 1, 1999 and trading  precipitated by this change  resulted in the  unusually  high  portfolio  turnover for the year ended  December  31, 1999.  The turnover rates for the AST  Alliance  Growth and Income  Portfolio  for the year ended  December 31, 1999 and the year ended
December  31,  2000 were 69% and 144%,  respectively.  Alliance  Capital  Management  L.P.  became the  Portfolio's
Sub-advisor  on May 1, 2000 and trading  precipitated  by this  change  resulted in the  unusually  high  portfolio turnover for the year ended  December  31, 2000.  The  turnover  rates for the AST AIM Balanced  Portfolio  for the year  ended  December  31,  1999 and the year  ended  December  31,  2000  were 154% and 60%,  respectively.  A I M
Capital  Management,  Inc.  became the  Portfolio's  Sub-advisor  on May 1, 1999 and trading  precipitated  by this change  resulted in the  unusually  high  portfolio  turnover for the year ended  December  31, 1999.  The turnover rates for the AST T. Rowe Price Global Bond  Portfolio  for the year ended  December 31, 1999 and December 31, 2000 were 106% and 171%,  respectively.  The  substantial  increase in the  portfolio  turnover rate was caused in large part by a change in the Portfolio's  investment  policy from  international to global which resulted in the trading of various  foreign  bonds for U.S.  government  bonds.  The  turnover  rates for the AST PIMCO  Total  Return Bond
Portfolio  for the year  ended  December  31,  1999 and the year  ended  December  31,  2000  were  227% and  365%, respectively.  The
substantial  increase in the portfolio turnover rate was caused in large part by the Portfolio's  increased trading in the forward market.

         The policy of the AST Money Market  Portfolio of investing  only in  securities  maturing 397 days or less from the date of  acquisition  or purchased  pursuant to repurchase  agreements  that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST:

         The Trust is a managed,  open-end  investment  company organized as a Massachusetts  business trust, whose separate  Portfolios are diversified,  unless  otherwise  indicated.  As of the date of this Prospectus,  forty-one
Portfolios are available.  The Trust may offer  additional  Portfolios  with a range of investment  objectives that
Participating  Insurance  Companies  may consider  suitable  for variable  annuities  and variable  life  insurance policies or that may be considered  suitable for Qualified  Plans.  The Trust's current  approach to achieving this goal is to seek to have multiple  organizations  unaffiliated  with each other be  responsible  for  conducting the investment  programs  for the  Portfolios.  Each  such  organization  would be  responsible  for the  Portfolio  or
Portfolios to which such organization's expertise is best suited.

         Formerly,  the Trust was known as the Henderson  International  Growth Fund,  which  consisted of only one
Portfolio.  The Investment  Manager was Henderson  International,  Inc.  Shareholders of what was, at the time, the
Henderson  International  Growth Fund,  approved  certain  changes in a meeting held April 17, 1992.  These changes included  engagement  of a new  Investment  Manager,  engagement  of a  Sub-advisor  and election of new  Trustees.
Subsequent  to that  meeting,  the new Trustees  adopted a number of  resolutions,  including,  but not limited to, resolutions  renaming the Trust.  Since that time the Trustees  have  adopted a number of  resolutions,  including, but not limited to, making new  Portfolios  available and adopting  forms of Investment  Management  Agreements and
Sub-advisory  Agreements  between  the  Investment  Manager  and the  Trust  and the  Investment  Manager  and each
Sub-advisor, respectively.

         American Skandia Life Assurance  Corporation,  a Participating  Insurance Company,  is also a wholly-owned subsidiary of American  Skandia,  Incorporated.  Certain officers of the Trust are officers and/or directors of one or  more of the  following  companies:  ASISI,  American  Skandia  Life  Assurance  Corporation,  American  Skandia
Marketing,  Incorporated  (the principal  underwriter  for various  annuities  deemed to be securities for American
Skandia Life Assurance Corporation) and American Skandia, Incorporated.

         ASISI,  a Connecticut  corporation  organized in 1991,  is  registered  as an investment  adviser with the
SEC.  Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc.

         The overall  management  of the  business  and affairs of the Trust is vested with the Board of  Trustees.
The Board of Trustees  approves all significant  agreements  between the Trust and persons or companies  furnishing services to the Trust, including the Trust's agreements with the Investment Manager,  Administrator,  Custodian and
Transfer and Shareholder  Servicing Agent and the agreements  between the Investment  Manager and each Sub-advisor.
The  day-to-day  operations of the Trust are delegated to the Trust's  officers  subject  always to the  investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.

         The  Trustees  and  officers  of the  Trust and their  principal  occupations  are  listed  below.  Unless otherwise  indicated,  the  address  of each  Trustee  and  executive  officer  is One  Corporate  Drive,  Shelton,
Connecticut 06484:

Name, Office and Age(1)                                                  Principal Occupation(2)
--------------------                                                     --------------------

John Birch                                                               Senior    Vice    President    and   Chief
Operating Officer:
     Vice President (51)                                                 American Skandia Investment Services,
                                                                         Incorporated
                                                                         December 1997 to present

                                                                         Executive Vice President and
                                                                         Chief Operating Officer
                                                                         International Fund Administration
                                                                         Bermuda
                                                                         August 1996 to October 1997

                                                                         Senior Vice President and
                                                                         Chief Administrative Officer
                                                                         Gabelli Funds, Inc.
                                                                         Rye, New York
                                                                         March 1995 to August 1996

Gordon C. Boronow                                                        Deputy Chief Executive Officer:
    Vice President (48)                                                  American     Skandia    Life     Assurance
                                                                         Corporation
                                                                         September 2000 to present

                                                                         President and Chief Operating Officer
                                                                         June 1989 to September 2000

Jan R. Carendi*                                                          Deputy Chief Executive Officer:
    Chairman and Trustee (56)                                            Skandia Insurance Company Ltd.
                                                                         September 1986 to present

David E. A. Carson                                                       Director
    Trustee (67)                                                         People's Bank
                                                                         1 Financial Plaza, Second Floor
                                                                         Hartford, Connecticut 06103
                                                                         January 2000 to present

                                                                         Chairman
                                                                         People's Bank
                                                                         January 1999 to December 1999

                                                                         Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         January 1998 to December 1998

                                                                         President,  Chairman  and Chief  Executive
Officer:
                                                                         People's Bank
                                                                         1983 to December 1997

Richard G. Davy, Jr.                                                     Vice President
    Treasurer (53)                                                       (June 1997 to present)
                                                                         Controller (September 1994 to June 1997)
                                                                         American Skandia Investment
                                                                         Services, Incorporated

Wade A. Dokken
    President (41)                                                       President and Chief Executive Officer
                                                                         American Skandia, Incorporated
                                                                         May 2000 to present

                                                                         Executive Vice President and Chief Operating Officer
                                                                         American Skandia, Incorporated
                                                                         December 1999 to May 2000

                                                                         Deputy Chief Executive Officer
                                                                         American Skandia, Incorporated
                                                                         December 1997 to December 1999

                                                                         Executive Vice President and Chief Marketing Officer
                                                                         American Skandia, Incorporated
                                                                         March 1995 to December 1997

Julian A. Lerner                                                         Retired since 1995; Senior Vice President
    Trustee (77)                                                         and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, Texas 75230

Edward P. Macdonald                                                      Senior  Counsel,  Securities,  Counsel and
Senior
    Secretary (34)                                                       Associate Counsel
                                                                         American Skandia, Incorporated
                                                                         April 1999 to present

                                                                         Branch Chief, Senior Counsel and Attorney
                                                                         U.S. Securities and Exchange Commission
                                                                         October 1994 to April 1999

Thomas M. Mazzaferro*                                                    Executive Vice President and
    Trustee (48)                                                         Chief Financial Officer
                                                                         American     Skandia    Life     Assurance
Corporation
                                                                         April 1988 to present

Thomas M. O'Brien                                                        President and Chief Executive Officer
    Trustee (51)                                                         Atlantic Bank of New York
                                                                         960 Avenue of the Americas
                                                                         New York, NY 10001
                                                                         May 2000 to present

                                                                         Vice Chairman
                                                                         North Fork Bank
                                                                         275 Broad Hollow Road
                                                                         Melville, NY 11747;
                                                                         January 1997 to April 2000

                                                                         President and Chief Executive Officer:
                                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001
                                                                         December 1984 to December 1996

John A. Pileski                                                          Retired since June 2000
    Trustee (62)                                                         43 Quaquanantuck Lane
                                                                         Quogue, NY 11959

                                                                         Tax Partner:
                                                                         KPMG, LLP
                                                                         757 Third Avenue
                                                                         New York, NY 10017
                                                                         (January 1995 to June 2000)

F. Don Schwartz                                                          Management Consultant:
    Trustee (66)                                                         6 Sugan Close Drive
                                                                                                         New Hope, PA 18938
                                                                         April 1985 to present

* Indicates a Trustee of the Trust who is an "interested person" within the meaning set forth in the 1940 Act.

(1) All of the officers and Trustees of the Trust  listed above serve in similar  capacities  for American  Skandia
Advisor Funds,  Inc.,  and/or American  Skandia Master Trust,  which are also investment  companies  managed by the
Investment Manager.

(2) Unless otherwise  indicated,  each officer and Trustee listed above has held his/her  principal  occupation for at least the last five years.  In addition to the principal  occupations  noted above,  the following  officers and
Trustees of the Trust hold various positions with American Skandia  Investment  Services,  Incorporated  ("ASISI"),
the Trust's Investment Manager, and its affiliates,  including American Skandia Advisory Services,  Inc. ("ASASI"),
American Skandia Life Assurance  Corporation  ("ASLAC"),  American Skandia Fund Services,  Inc.  ("ASFS")  American
Skandia  Marketing,  Incorporated  ("ASM"),  American  Skandia  Information  Services  and  Technology  Corporation
("ASIST") or American  Skandia,  Incorporated  ("ASI"):  Mr. Boronow also serves as Deputy Chief Executive  Officer and a Director of ASASI,  ASI,  ASLAC,  ASISI,  ASM and ASIST;  Mr. Birch also serves as Senior Vice  President and
Chief  Operating  Officer of ASISI,  Senior Vice  President  of ASI and ASFS and as a Director of ASASI,  and ASFS.
Mr. Davy also  serves as a Director  of ASASI and ASISI.  Mr.  Dokken  also  serves as Chief  Executive  Officer of
ASISI and President and Chief Executive  Officer of ASASI,  ASLAC,  ASFS, ASI and ASIST. Mr. Mazzaferro also serves as Executive  Vice  President,  Chief  Financial  Officer and a Director of ASI,  ASLAC,  ASM,  ASIST and ASFS,  as
President, Chief Financial Officer and a Director of ASISI and a Director of ASFS.

         The  Trustees  and  officers  of the Trust who are  affiliates  of the  Investment  Manager do not receive compensation  directly from the Trust for serving in such capacities.  However,  those officers and Trustees of the
Trust who are  affiliated  with the  Investment  Manager may receive  remuneration  indirectly,  as the  Investment
Manager  will  receive  fees from the Trust for the  services  it  provides.  Each of the other  Trustees  receives annual and per  meeting  fees paid by the Trust plus  expenses  for each  meeting of the Board and of  shareholders which he  attends.  Compensation  received  during the year ended  December  31, 2000 by the  Trustees  who are not affiliates of the Investment Manager was as follows:

                                                  Aggregate Compensation from          Total Compensation from Registrant and
Name of Trustee                             ----------------------------------------      Fund Complex Paid to Trustee(1)
                                                           Registrant
-------------------------------------------                                           -----------------------------------------

David E. A. Carson                                          $65,800                                   $112,150
Julian A. Lerner                                              66,300                                   113,550
Thomas M. O'Brien                                             65,300(2)                                113,050(2)
F. Don Schwartz                                               65,300                                   110,750

(1)      As of the date of this  Statement,  the "Fund Complex"  consisted of the Trust,  American  Skandia Advisor
     Funds, Inc. ("ASAF"), and American Skandia Master Trust ("ASMT").
(2)  Mr.  O'Brien  deferred  payment of this  compensation.  The total value of all  deferred  compensation,  as of
     December 31, 2000, was $74,267 from the Registrant and $124,082 from the Registrant and Fund Complex.

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts  General  Corporation Law, the Trust may indemnify any person who was or is a Trustee,  officer or employee of the Trust to the maximum  extent  permitted by the  Massachusetts  General
Corporation Law;  provided,  however,  that any such  indemnification  (unless ordered by a court) shall be made by the Trust only as authorized  in the specific case upon a  determination  that  indemnification  of such persons is proper in the  circumstances.  Such  determination  shall be made (i) by the Board of Trustees,  by a majority vote of a quorum  which  consists of Trustees  who are neither  "interested  persons" of the Trust as defined in Section
2(a)(19) of the 1940 Act (the "1940 Act"),  nor parties to the  proceeding,  or (ii) if the required  quorum is not obtainable  or if a quorum of such  Trustees  so directs by  independent  legal  counsel in a written  opinion.  No indemnification  will be  provided  by the Trust to any  Trustee or officer of the Trust for any  liability  to the
Trust or its  shareholders  to which he or she would  otherwise  be subject by reason of willful  misfeasance,  bad faith, gross negligence or reckless disregard of duty.

         Codes of  Ethics.  The Trust,  its  Investment  Manager,  its  Distributor  and the  Sub-advisors  for the
Portfolios  of the Trust have adopted  codes of ethics under rule 17j-1 of the 1940 Act.  While these codes contain provisions  reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct,  they do not  prohibit  investments  in  securities,  including  securities  that may be purchased or held by the Trust's
Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment  Advisory  Services:  The Trust has entered  into  investment  management  agreements  with the
Investment  Manager  (the  "Management   Agreements").   The  Investment  Manager  furnishes  each  Portfolio  with investment advice and certain  administrative  services with respect to the applicable  Portfolio's  assets subject to the  supervision  of the  Board of  Trustees  and in  conformity  with the  stated  policies  of the  applicable
Portfolio.  The  Investment  Manager has engaged the  Sub-advisors  noted on the cover of this Statement to conduct the  various  investment  programs  of each  Portfolio  pursuant  to  separate  sub-advisory  agreements  with  the
Investment Manager.

         Under the terms of the Management  Agreements,  the Investment  Manager  furnishes,  at its expense,  such personnel as is required by each  Portfolio for the proper conduct of its affairs and engages the  Sub-advisors  to
conduct  the  investment  programs  pursuant  to  the  Investment   Manager's   obligations  under  the  Management
Agreements.  The Investment  Manager,  not the Trust,  is responsible for the expenses of conducting the investment programs.  The  Sub-advisor  is responsible  for the expenses of conducting the investment  programs in relation to the  applicable  Portfolio  pursuant to  agreements  between the  Investment  Manager  and each  Sub-advisor.  Each
Portfolio pays all of its other expenses,  including but not limited to, brokerage  commissions,  legal,  auditing, taxes or  governmental  fees,  the cost of  preparing  share  certificates,  custodian,  depositary,  transfer  and shareholder  servicing  agent costs,  expenses of issue,  sale,  redemption and  repurchase of shares,  expenses of registering and qualifying shares for sale,  insurance  premiums on property or personnel  (including  officers and
Trustees if  available)  of the Trust  which inure to its  benefit,  expenses  relating to Trustee and  shareholder meetings,  the cost of preparing and distributing reports and notices to shareholders,  the fees and other expenses incurred by the Trust in connection with membership in investment  company  organizations  and the cost of printing copies of prospectuses  and statements of additional  information  distributed to shareholders.  Expenses  incurred by the Trust not directly  attributable  to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management  Agreements,  the Investment  Manager is permitted to render services to others.  The Management  Agreements  provide that neither the Investment  Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the  administration  or management of the applicable Portfolios,  except for willful misfeasance,  bad faith or gross negligence in the performance of its or their  duties or by reason of  reckless  disregard  of its or their  obligations  and duties  under the  Management
Agreements.

The  Investment  Management  fees payable by each Portfolio to the  Investment  Manager are as follows.  Investment
Management  fees are payable  monthly and are accrued daily for purposes of determining the net asset values of the
Portfolios.

         AST  Founders  Passport  Portfolio:  An  annual  rate of 1.0%  of the  average  daily  net  assets  of the
Portfolio.

         AST Scudder Japan Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST Strong  International  Equity  Portfolio:  An annual rate of 1.0% of the  average  daily net assets of the  Portfolio  not in excess of $75  million;  plus .85% of the  Portfolio's  average  daily net  assets  over $75 million.

         AST Janus  Overseas  Growth  Portfolio:  An annual  rate of 1.0% of the  average  daily net  assets of the
Portfolio.

         AST American  Century  International  Growth  Portfolio:  An annual rate of 1.0% of the average  daily net assets of the Portfolio.

         AST MFS Global Equity Portfolio:   An  annual  rate  of  1.0%  of the  average  daily  net  assets  of the
Portfolio.

         AST PBHG  Small-Cap  Growth  Portfolio:  An annual  rate of .90% of the  average  daily net  assets of the
Portfolio.

         AST DeAM  Small-Cap  Growth  Portfolio:  An annual rate of .95% of the  portion of the  average  daily net assets of the Portfolio not in excess of $1 billion; plus .90% of the portion of the net assets over $1 billion.

         AST  Federated  Aggressive  Growth  Portfolio:  An annual rate of .95% of the average  daily net assets of the Portfolio.

         AST Goldman Sachs  Small-Cap  Value  Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Gabelli  Small-Cap  Value  Portfolio:  An annual  rate of .90% of the average  daily net assets of the
Portfolio.

         AST  Janus  Mid-Cap  Growth  Portfolio:  An annual  rate of 1.0% of the  average  daily net  assets of the
Portfolio.

         AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio:  An annual  rate of .90% of the portion of the average daily net assets of the Portfolio  not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998, the Investment Manager had engaged Berger  Associates,  Inc. as Sub-advisor for the
Portfolio  (formerly,  the Berger Capital Growth Portfolio),  for a total Investment  Management fee of .75% of the average daily net assets of the Portfolio.

         AST  Neuberger  Berman  Mid-Cap  Value  Portfolio:  An annual  rate of .90% of the  portion of the average daily net assets of the Portfolio  not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998, the Investment Manager had engaged Federated  Investment  Counseling as Sub-advisor for the Portfolio (formerly,  the Federated Utility Income Portfolio),  for a total Investment Management fee equal to .75% of the first $50 million of the average  daily net assets of the  Portfolio;  plus .60% of the  Portfolio's average daily net assets in excess of $50 million.

         AST  Alger  All-Cap  Growth  Portfolio:  An annual  rate of .95% of the  average  daily net  assets of the
Portfolio.

         AST Gabelli All-Cap Value Fund:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Kinetics Internet Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST T. Rowe Price  Natural  Resources  Portfolio:  An annual rate of .90% of the average  daily net assets of the Portfolio.

         AST Alliance  Growth  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the  Portfolio  not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to
January 1, 1999, the Investment Manager had engaged Robertson,  Stephens & Company Investment  Management,  L.P. as
Sub-advisor  for the Portfolio,  for a total  Investment  Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Marsico  Capital  Growth  Portfolio:  An annual  rate of .90% of the  average  daily net assets of the
Portfolio.

         AST JanCap Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Janus  Strategic  Value  Portfolio:  An annual  rate of 1.0% of the  average  daily net  assets of the
Portfolio.

         AST  Alliance/Bernstein  Growth + Value Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Sanford  Bernstein  Core Value  Portfolio:  An annual rate of .75% of the average  daily net assets of the Portfolio.

         AST  Cohen & Steers  Realty  Portfolio:  An annual  rate of 1.0% of the  average  daily net  assets of the
Portfolio.

         AST Sanford  Bernstein  Managed  Index 500  Portfolio:  An annual  rate of .60% of the  average  daily net assets of the Portfolio.

         AST American  Century  Income & Growth  Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Alliance  Growth and Income  Portfolio:  An annual rate of .75% of the average daily net assets of the
Portfolio.

         AST MFS Growth  with  Income  Portfolio:  An annual  rate of .90% of the  average  daily net assets of the
Portfolio.

         AST  INVESCO  Equity  Income  Portfolio:  An annual  rate of .75% of the  average  daily net assets of the
Portfolio.

         AST AIM Balanced  Portfolio:  An annual rate of .75% of the average  daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

         AST  American  Century  Strategic  Balanced  Portfolio:  An annual rate of .85% of the  average  daily net assets of the Portfolio.

         AST T. Rowe Price Asset  Allocation  Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST T. Rowe Price  Global Bond  Portfolio:  An annual rate of .80% of the average  daily net assets of the
Portfolio.

         AST  Federated  High  Yield  Portfolio:  An annual  rate of .75% of the  average  daily net  assets of the
Portfolio.

         AST Lord Abbett  Bond-Debenture  Portfolio:  An annual rate of .80% of the average daily net assets of the
Portfolio.

         AST PIMCO Total  Return  Bond  Portfolio:  An annual  rate of .65% of the average  daily net assets of the
Portfolio.

         AST PIMCO  Limited  Maturity  Bond  Portfolio:  An annual rate of .65% of the average  daily net assets of the Portfolio.

         AST Money  Market  Portfolio:  An annual  rate of .50% of the average  daily net assets of the  Portfolio.
The  Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average  daily net assets of the  Portfolio.  The  Investment  Manager may terminate  this  voluntary  agreement at any time after
April 30, 2002.

         The Investment  Manager has voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets in excess of $1 billion of the following  Portfolios:  AST Janus Overseas  Growth  Portfolio,  AST
PBHG Small-Cap Growth Portfolio,  AST Marsico Capital Growth Portfolio,  AST JanCap Growth Portfolio,  AST Alliance
Growth and Income Portfolio,  AST INVESCO Equity Income Portfolio,  and AST PIMCO Total Return Bond Portfolio.  The
Investment Manager may terminate these voluntary agreements at any time after April 30, 2002.

The  investment  management  fee paid for each of the past three fiscal years by each  Portfolio  that was publicly offered prior to January 2001 was as follows:

                                                                                Investment Management Fees
                                                -------------------------- ------------------------- ---------------------------
                                                                     1998                      1999                        2000
                                                -------------------------- ------------------------- ---------------------------
AST Founders Passport                                           1,219,424                 1,222,849                   3,269,601
AST Scudder Japan                                                       0                         0                       7,223
AST Strong International Equity                                 4,130,785                 4,695,735                   6,275,789
AST Janus Overseas Growth                                       4,344,867                 8,284,493                  15,376,284
AST American Century International Growth                         563,488                   992,423                   2,629,272
AST MFS Global Equity                                                   0                     1,645                      94,939
AST PBHG Small-Cap Growth                                       2,287,914                 4,980,643                   9,715,081
AST DeAM Small-Cap Growth                                               0                 3,958,710                   8,982,531
AST Federated Aggressive Growth                                         0                         0                       1,028
AST Goldman Sachs Small-Cap Value                                 201,415                   531,717                   1,172,260
AST Gabelli Small-Cap Value                                     2,424,142                 2,529,270                   2,644,058
AST Janus Mid-Cap Growth                                                0                         0                     314,191
AST Neuberger Berman Mid-Cap Growth                             1,781,639                 2,440,843                   6,409,535
AST Neuberger Berman Mid-Cap Value                              1,715,060                 4,969,319                   6,612,407
AST Alger All-Cap Growth                                                0                         0                   1,830,869
AST Gabelli All-Cap Value                                               0                         0                      11,564
AST Kinetics Internet                                                   0                         0                       1,589
AST T. Rowe Price Natural Resources                               869,131                   847,431                   1,035,364
AST Alliance Growth                                             2,694,595                 2,537,033                   4,102,734
AST MFS Growth                                                          0                     3,675                     371,052
AST Marsico Capital Growth                                      2,445,668                 9,436,188                  16,163,520
AST JanCap Growth                                              18,383,344                36,922,583                  49,558,070
AST Janus Strategic Value                                               0                         0                       5,278
AST Cohen & Steers Realty                                         216,821                   494,430                     933,272
AST Sanford Bernstein Managed Index 500                           765,065                 2,856,541                   4,234,284
AST American Century Income & Growth                            1,164,962                 1,854,825                   3,480,798
AST Alliance Growth and Income                                  7,877,722                 9,931,237                  11,031,609
AST MFS Growth with Income                                              0                     6,155                     334,180
AST INVESCO Equity Income                                       5,340,931                 7,204,789                   8,434,414
AST AIM Balanced                                                2,860,309                 3,145,086                   4,278,297
AST American Century Strategic Balanced                           431,573                 1,399,707                   1,881,967
AST T. Rowe Price Asset Allocation                              2,280,871                 3,419,374                   3,598,294
AST T. Rowe Price Global Bond                                   1,125,770                 1,178,024                   1,044,696
AST Federated High Yield                                        4,021,190                 4,761,157                   4,178,156
AST Lord Abbett Bond-Debenture                                          0                         0                       2,471
AST PIMCO Total Return Bond                                     4,772,121                 6,473,997                   7,223,767
AST PIMCO Limited Maturity Bond                                 2,060,437                 2,494,789                   2,530,829
AST Money Market                                                4,190,913                 7,174,127                   9,088,801

The  sub-advisory  fee paid by the Investment  Manager to the  Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:

                                                                                Sub-advisory Fees
                                                -------------------------- -------------------------- --------------------------
                                                                     1998                       1999                       2000
                                                -------------------------- -------------------------- --------------------------
AST Founders Passport                                             709,671                    711,424                  1,795,026
AST Scudder Japan                                                       0                          0                      3,250
AST Strong International Equity(1)                              2,557,327                  2,876,419                  3,335,134
AST Janus Overseas Growth                                       2,646,039                  4,692,246                  8,317,803
AST American Century International Growth                         394,441                    688,553                  1,303,908
AST MFS Global Equity                                                   0                        699                     58,018
AST PBHG Small-Cap Growth(2)                                    1,510,669                  2,427,349                  4,456,437
AST DeAM Small-Cap Growth(3)                                            0                  1,842,324                  4,002,862
AST Federated Aggressive Growth                                         0                          0                        541
AST Goldman Sachs Small-Cap Value(4)                              105,944                    279,851                    584,790
AST Gabelli Small-Cap Value(5)                                  1,366,746                  1,405,150                  1,175,137
AST Janus Mid-Cap Growth                                                0                          0                    259,208
AST Neuberger Berman Mid-Cap Growth(6)                            894,756                  1,134,819                  2,898,682
AST Neuberger Berman Mid-Cap Value(7)                             915,253                  2,754,647                  3,659,113
AST Alger All-Cap Growth                                                0                          0                    772,603
AST Gabelli All-Cap Value                                               0                          0                     30,198
AST Kinetics Internet                                                   0                          0                        636
AST T. Rowe Price Natural Resources                               482,850                    470,795                    575,202
AST Alliance Growth(8)                                          1,547,298                    985,165                  1,756,312
AST MFS Growth                                                          0                      1,633                    164,912
AST Marsico Capital Growth                                      1,222,834                  4,718,094                  8,292,452
AST JanCap Growth                                              10,017,653                 19,832,544                 23,083,815
AST Janus Strategic Value                                               0                          0                      2,903
AST Cohen & Steers Realty                                         130,090                    296,658                    545,142
AST Sanford Bernstein Managed Index 500(9)                        216,767                    738,621                    823,159
AST American Century Income & Growth(10)                          693,921                  1,062,132                  1,728,399
AST Alliance Growth and Income(11)                              4,113,786                  4,991,959                  4,109,231
AST MFS Growth with Income                                              0                      3,180                    148,945
AST INVESCO Equity Income                                       2,592,435                  3,462,235                  3,807,575
AST AIM Balanced(12)                                            1,580,154                  1,722,543                  2,251,648
AST American Century Strategic Balanced                           252,933                    766,021                    818,414
AST T. Rowe Price Asset Allocation                                758,344                  1,093,198                  1,145,822
AST T. Rowe Price Global Bond                                     562,885                    589,012                    522,348
AST Federated High Yield                                        1,457,896                  1,704,552                  1,510,219
AST Lord Abbett Bond-Debenture                                          0                          0                      1,081
AST PIMCO Total Return Bond                                     1,910,431                  2,564,999                  2,876,139
AST PIMCO Limited Maturity Bond                                   867,476                  1,034,534                    995,826
AST Money Market(13)                                            1,113,545                  1,492,378                  1,209,010

(1) For fiscal year 1998,  the entire fee noted was paid to Putnam  Investment  Management,  Inc.  ("Putnam"),  the
prior  Sub-advisor  for the  Portfolio.  For fiscal year 1999,  $921,003 was paid to Putnam and $1,955,416 was paid to A I M Capital  Management,  Inc.  ("AIM"),  the prior  Sub-advisor for the Portfolio.  For fiscal year 2000, the entire fee noted above was paid to AIM.
(2) For fiscal  year 1998,  the  entire  fee noted  above was paid to  Founders  Asset  Management  LLC,  the prior
Sub-advisor  for the  Portfolio.  For fiscal  years 1999 and 2000,  the entire fee noted was paid to Janus  Capital
Corporation, the prior Sub-advisor for the Portfolio.
(3) For the fiscal years 1998,  1999 and 2000, the entire fee noted above was paid to Zurich  Scudder  Investments,
Inc., the prior Sub-advisor for the Portfolio.
(4) For the fiscal  years  1998,  1999 and 2000,  the entire fee noted  above was paid to Lord,  Abbett & Co.,  the prior Sub-advisor for the Portfolio.
(5) For fiscal  years 1998 and 1999,  the entire fee noted above was paid to T. Rowe Price  Associates,  Inc.  ("T.
Rowe Price"),  the prior  Sub-advisor for the Portfolio.  For fiscal year 2000,  $968,668 was paid to T. Rowe Price and $206,469 was paid to GAMCO Investors, Inc.
(6)  For fiscal year 1998,  $313,389 was paid to Berger Associates,  Inc., the prior Sub-advisor for the Portfolio, and $581,367 was paid to Neuberger Berman Management Inc.  ("Neuberger  Berman"),  the current  Sub-advisor for the
Portfolio.  For fiscal years 1999 and 2000, the entire fee noted was paid to Neuberger Berman.
(7) For fiscal year 1998,  $186,645 was paid to Federated  Investment  Counseling,  the prior  Sub-advisor  for the
Portfolio,  and  $728,608  was  paid  to  Neuberger  Berman  Management  Inc.  ("Neuberger  Berman"),  the  current
Sub-advisor for the Portfolio.  For fiscal years 1999 and 2000, the entire fee noted was paid to Neuberger Berman.
(8) For fiscal year 1998,  $1,542,651 was paid to Robertson,  Stephens & Company  Investment  Management,  L.P. and
$4,657  was paid to  OppenheimerFunds,  Inc.  ("Oppenheimer").  For fiscal  year  1999,  the entire fee was paid to
Oppenheimer,  the prior Sub-advisor for the Portfolio.  For fiscal year 2000,  $469,876 was paid to Oppenheimer and
$1,286,436 was paid to Alliance Capital Management, Inc.
(9) For fiscal year 1999,  the entire fee noted above was paid to Bankers  Trust  Company  ("Bankers  Trust"),  the prior  Sub-advisor  for the  Portfolio.  For fiscal year 2000,  $289,101  was paid to Banker Trust and $534,058 was paid to Sanford C. Bernstein & Co. LLC.
(10) For fiscal year 1998, the entire fee noted above was paid to Putnam,  Investment Management,  Inc. ("Putnam"), the prior  Sub-advisor for the Portfolio.  For fiscal year 1999,  $297,067 was paid to Putnam and $765,065 was paid to American  Century  Investment  Management,  Inc.  ("American  Century"),  the current  the  Sub-advisor  for the
Portfolio.  For fiscal year 2000, the entire fee noted was paid to American Century.
(11) For the  fiscal  years  1998 and 1999,  the  entire  fee noted  above  was paid to Lord,  Abbett & Co.  ("Lord
Abbett"),  the prior  Sub-advisor for the Portfolio.  For fiscal year 2000,  $1,525,780 was paid to Lord Abbett and
$2,583,451 was paid to Alliance Capital Management, Inc.
(12) For fiscal year 1998, the entire fee noted above was paid to Putnam,  Investment Management,  Inc. ("Putnam"), the prior  Sub-advisor  for the  Portfolio.  For fiscal year 1999,  $559,542 was paid to Putnam and  $1,163,001 was paid to A I M Capital  Management,  Inc.  ("AIM"),  the current the Sub-advisor for the Portfolio.  For fiscal year
2000, the entire fee noted was paid to AIM.
(13) For  fiscal  years  1998,  1999 and 2000,  the  entire  fee noted  above  was paid to J.P.  Morgan  Investment
Management, Inc., the prior Sub-advisor for the Portfolio.

The  Investment  Manager has agreed by the terms of the Management  Agreements for the following  Portfolios of the
Trust to reimburse the Portfolio for any fiscal year in order to prevent  Portfolio  expenses  (exclusive of taxes, interest,  brokerage  commissions and extraordinary  expenses,  determined by the Trust or the Investment  Manager, but inclusive of the management  fee) from exceeding a specified  percentage of the  Portfolio's  average daily net assets, as follows:

         AST Founders Passport Portfolio:  1.75%

         AST Strong International Equity Portfolio:  1.75%

         AST PBHG Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Alliance Growth Portfolio:  1.45%

         AST  JanCap  Growth  Portfolio:   1.35%.   Commencing  September  4,  1996,  the  Investment  Manager  has
voluntarily  agreed  to  reimburse  certain  operating  expenses  in  excess  of 1.33%  for the AST  JanCap  Growth
Portfolio.  This voluntary agreement may be terminated by the Investment Manager at any time.

         AST Alliance Growth and Income Portfolio:  1.25%

         AST INVESCO Equity Income Portfolio:  1.20%

         AST AIM Balanced Portfolio:  1.25%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price Global Bond Portfolio:  1.75%

         AST Federated High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Money Market  Portfolio:  .65%. The Investment  Manager has  voluntarily  agreed to reimburse  certain operating  expenses  in  excess  of .60% for the AST  Money  Market  Portfolio.  This  voluntary  agreement  may be terminated by the Investment Manager at any time after April 30, 2002.

         The  Investment  Manager has also  voluntarily  agreed to reimburse the other  Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses  (exclusive of taxes,  interest,  brokerage  commissions and extraordinary  expenses,  determined by the Trust or the Investment  Manager,  but inclusive of the management fee)
from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:

         AST Scudder Japan Portfolio:  1.75%

         AST Janus Overseas Growth Portfolio:  1.75%

         AST American Century International Growth Portfolio:  1.75%

         AST MFS Global Equity Portfolio:  1.75%

         AST DeAM Small-Cap Growth Portfolio:  1.35%

         AST Federated Aggressive Growth Portfolio:  1.35%

         AST Goldman Sachs Small-Cap Value Portfolio:  1.35%

         AST Gabelli Small-Cap Value Portfolio:  1.30%

         AST Janus Mid-Cap Growth Portfolio:  1.35%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Alger All-Cap Growth Portfolio:  1.45%

         AST Gabelli All-Cap Value Portfolio:  1.45%

         AST Kinetics Internet Portfolio:  1.40%

         AST Marsico Capital Growth Portfolio:  1.35%

         AST MFS Growth Portfolio:  1.35%

         AST American Century Income & Growth Portfolio:  1.25%

         AST MFS Growth with Income Portfolio:  1.35%

         AST Janus Strategic Value Portfolio:  1.40%

         AST Alliance/Bernstein Growth + Value Portfolio:  1.35%

         AST Sanford Bernstein Core Value Portfolio:  1.25%

         AST Sanford Bernstein Managed Index 500 Portfolio:  .80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST American Century Strategic Balanced Portfolio:  1.25%

         AST Lord Abbett Bond-Debenture Portfolio:  1.20%

         Except  with  respect  to the AST MFS  Global  Equity  Portfolio,  for which the  Investment  Manager  has committed  to keep the above  limitation  in effect  until at least  April 30,  2002,  the  Investment  Manager may terminate the above voluntary  agreements at any time.  Voluntary  payments of Portfolio expenses by the Investment
Manager are subject to reimbursement by the Portfolio at the Investment  Manager's  discretion  within the two year period  following such payment to the extent  permissible  under  applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each  Management  Agreement will continue in effect from year to year,  provided it is approved,  at least annually,  in the manner  stipulated in the 1940 Act. This requires that each Management  Agreement and any renewal be approved by a vote of the  majority of the  Trustees who are not parties  thereto or  interested  persons of any such  party,  cast in person at a meeting  specifically  called for the  purpose of voting on such  approval.  Each
Management  Agreement may be terminated  without penalty on sixty days' written notice by vote of a majority of the
Board of  Trustees  or by the  Investment  Manager,  or by  holders  of a majority  of the  applicable  Portfolio's outstanding  shares, and will  automatically  terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-advisory   Agreements:   The  Investment   Manager  pays  each  Sub-advisor  for  the  performance  of sub-advisory  services out of its  Investment  Management fee and at no additional  cost to any Portfolio.  The fee
paid  to  the  Sub-advisors  differs  from  Portfolio  to  Portfolio,   reflecting  the  objectives,  policies  and
restrictions of each Portfolio and the nature of each  Sub-advisory  Agreement.  Each  Sub-advisor's fee is accrued daily for  purposes  of  determining  the  amount  payable to the  Sub-advisor.  The fees  payable  to the  present
Sub-advisors are as follows:

         Founders  Asset  Management  LLC for the AST Founders  Passport  Portfolio:  An annual rate of .60% of the portion of the average net assets of the Portfolio  not in excess of $100 million;  plus .50% of the portion of the average net assets of the Portfolio in excess of $100 million.

         Zurich  Scudder  Investments,  Inc.  for the AST Scudder  Japan  Portfolio:  An annual rate of .45% of the portion of the average daily net assets not in excess of $500  million;  plus .40% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .35% of the portion of the net assets over $1 billion.

         Strong Capital Management,  Inc. for the AST Strong International  Equity Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American
Skandia  Advisor  Funds,  Inc.  that is  managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio : .45% of the  portion of the  combined  average  daily net assets not in excess of $500  million;  plus .40% of the portion over $500 million but not in excess of $1 billion;
plus .35% of the portion in excess of $1 billion.  Prior to December 10, 2001, the  Investment  Manager had engaged
A I M Capital  Management,  Inc. as  Sub-advisor  for the  Portfolio  (formerly  the AST AIM  International  Equity
Portfolio) for an annual rate equal to the following  percentages  of the combined  average daily net assets of the
Portfolio  and the  series of  American  Skandia  Advisor  Funds,  Inc.  that was  managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Portfolio : .55% of the portion of the combined  average  daily net assets not in excess of $75 million;  plus .45% of the portion in excess of $75 million.

         Janus Capital  Corporation  for the AST Janus  Overseas  Growth  Portfolio:  An annual rate of .65% of the portion of the average daily net assets of the  Portfolio  not in excess of $100 million;  plus .60% of the portion of the net assets over $100  million but not in excess of $500  million;  and .50% of the portion of the net assets over $500 million.  Commencing July 1, 2001,  Janus Capital  Corporation has voluntarily  agreed to waive a portion of its fee equal to .50% of the combined  average daily net assets of the Portfolio  and the  corresponding  series of American  Skandia  Advisor  Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Investment
Manager  and  Sub-advisor  as being  similar  to the  Portfolio.  The  Sub-advisor  may  terminate  this  voluntary agreement at any time.

         American  Century  Investment  Management,   Inc.  for  the  AST  American  Century  International  Growth
Portfolio:  Because  of the large  amount of assets  being  sub-advised  for the  Investment  Manager  by  American
Century  Investment  Management,  Inc.,  the  Investment  Manager was able to  negotiate  a  reduction  to American
Century's  standard fee  schedule.  Such  reduced fee  schedule is an annual rate of .45% of the  combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the
Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio.

         Massachusetts  Financial  Services  for the AST MFS Global  Equity  Portfolio:  An annual rate of .425% of average daily net assets of the Portfolio.

         Pilgrim Baxter & Associates,  Ltd. for the AST PBHG Small-Cap  Growth  Portfolio:  An annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Portfolio and the series of American
Skandia  Advisor  Funds,  Inc.  that is  managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio : .50% of the  portion of the  combined  average  daily net assets  not in excess  of $100  million;  plus .45% of the  portion  over  $100  million  but not in excess of $400 million;  plus .40% of the portion  over $400 million but not in excess of $900  million;  plus .35% of the portion in excess of $900  million.  Between  January 1, 1999 and September 17, 2001,  the  Investment  Manager had engaged
Janus Capital  Corporation as Sub-advisor  for the AST PBHG Small-Cap  Growth  Portfolio  (formerly,  the AST Janus
Small-Cap Growth  Portfolio),  for a total  Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio  not in excess of $100  million;  plus .45% of the portion of the net assets over $100 million but not in excess of $500  million;  plus .40% of the portion of the net assets over $500  million but not in excess of
$1 billion;  plus .35% of the portion of the net assets over $1 billion.  Prior to January 1, 1999,  the Investment
Manager had engaged Founders Asset  Management LLC as Sub-advisor for the Portfolio  (formerly the Founders Capital
Appreciation  Portfolio),  for a total  Sub-advisory  fee of .65% of the portion of the average daily net assets of the  Portfolio  not in excess of $75  million;  plus .60% of the portion of the net assets over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         Deutsche Asset  Management,  Inc. for the AST DeAM  Small-Cap  Growth  Portfolio:  An annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Portfolio and the series of American
Skandia  Advisor  Funds,  Inc.  that is  managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio : .35% of the  portion of the  combined  average  daily net assets  not in excess  of $100  million;  plus .30% of the  portion  over  $100  million  but not in excess of $300 million;  plus .25% of the portion  over $300 million but not in excess of $500  million;  plus .20% of the portion in excess of $500  million.  Prior to  December  10,  2001,  the  Investment  Manager had  engaged  Zurich  Scudder
Investments,  Inc. as Sub-advisor for the Portfolio  (formerly the AST Scudder  Small-Cap Growth  Portfolio) for an
annual rate of .50% of the average daily net assets of the  Portfolio  not in excess of $100 million;  plus .45% of the portion of the net assets  over $100  million  but not in excess of $400  million;  plus .40% of the portion of the net assets  over $400  million  but not in excess of $900  million;  plus .35% of the portion of the net assets over $900 million.

         Federated  Investment  Counseling for the AST Federated  Aggressive  Growth  Portfolio:  An annual rate of
 .50% of the  portion of the  average  daily net assets not in excess of $100  million;  plus .45% of the portion of the net assets  over $100  million  but not in excess of $400  million;  plus .40% of the portion of the net assets over $400 million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

         Goldman Sachs Asset  Management for the AST Goldman Sachs  Small-Cap  Value  Portfolio:  An annual rate of
 .50% of the average daily net assets of the Portfolio.

         GAMCO  Investors,  Inc.  for the AST  Gabelli  Small-Cap  Value  Portfolio:  An annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the  series of  American
Skandia  Advisor  Funds,  Inc.  that is  managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio:  .40% of the  portion of the  combined  average  daily net assets not in excess of $1 billion;  plus .30% of the  portion of the net assets over $1 billion.  Prior to October
13, 2000,  the  Investment  Manager had engaged T. Rowe Price  Associates,  Inc. as  Sub-advisor  for the Portfolio
(formerly  the AST T. Rowe Price  Small  Company  Value  Portfolio),  for a total  Sub-advisory  fee of .60% of the portion of the average  daily net assets of the  Portfolio  not in excess of $20 million;  plus .50% of the portion of the net  assets  over $20  million  but not in  excess of $50  million.  When the net  assets  of the  Portfolio exceeded $50 million, the fee was an annual rate of .50% of the average daily net assets of the Portfolio.

         Janus  Capital  Corporation  for the AST Janus  Mid-Cap  Growth  Portfolio:  An annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the  series of  American
Skandia  Advisor  Funds,  Inc.  that is  managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio:  .55% of the  portion of the  combined  average  daily net assets not in excess of $100  million;  plus .50% of the  portion of the net assets  over $100  million  but not in excess of $500  million;  plus .45% of the  portion of the net  assets  over $500  million  but not in excess of $2 billion;  plus .40% of the portion of the net assets  over $2 billion  but not in excess of $5 billion;  plus .375%
of the  portion of the net assets  over $5 billion  but not in excess of $10  billion;  plus .35% of the portion of the net assets over $10 billion.

         Neuberger  Berman  Management Inc. for the AST Neuberger Berman Mid-Cap Growth  Portfolio:  An annual rate of .45% of the portion of the average daily net assets of the  Portfolio  not in excess of $100 million;  plus .40%
of the  portion of the net assets  over $100  million.  Prior to May 1, 1998,  the  Investment  Manager had engaged
Berger Associates,  Inc. as Sub-advisor for the Portfolio  (formerly,  the Berger Capital Growth Portfolio),  for a total  Sub-advisory  fee of .55% of the average  daily net assets of the  Portfolio  not in excess of $25  million;
plus .50% of the portion of average  daily net assets over $25 million but not in excess of $50 million;  plus .40%
of the portion of the average daily net assets over $50 million.

         Neuberger  Berman  Management Inc. for the AST Neuberger  Berman Mid-Cap Value  Portfolio:  An annual rate of .50% of the portion of the average daily net assets of the  Portfolio  not in excess of $750 million;  plus .45%
of the  portion of the net assets over $750  million  but not in excess of $1 billion;  plus .40% of the portion in excess of $1 billion.  Prior to May 1, 1998, the Investment  Manager had engaged  Federated  Investment  Counseling as Sub-advisor for the Portfolio (formerly,  the Federated Utility Income Portfolio),  for a total Sub-advisory fee of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess $25 million;  plus .35% of the portion in excess of $25 million  but not in excess of $50  million;  plus .25% of the portion in excess of $50 million.

         Commencing April 1, 2001 to December 31, 2001,  Neuberger Berman  Management,  Inc. has voluntarily agreed to waive a portion of its fee so that the  following  fee schedule  based on the combined  average daily net assets of the AST Neuberger Berman Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio  (together, the  "Portfolios"),  and the series of American Skandia Advisor Funds, Inc. that are managed by the Sub-advisor and identified by the  Sub-advisor  and  Investment  Manager as being similar to the  Portfolios is in effect:  .40% of the portion of the  combined  average  daily net assets not in excess of $2 billion;  plus .35% of the portion over
$2 billion.  Commencing  January 1, 2002, the following fee schedule will be in effect:  .40% of the portion of the combined average daily net assets not in excess of $1 billion; plus .35% of the portion over $1 billion.

         Fred Alger  Management,  Inc.  for the AST Alger  All-Cap  Growth  Portfolio:  An annual rate equal to the following  percentages  of the combined  average  daily net assets of the  Portfolio of the Trust and the series of
American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor as being  similar to the  Portfolio:  .40% of the portion of the  combined  average  daily net assets not in excess of
$500  million;  plus .35% of the portion of the net assets over $500 million but not in excess of $1 billion;  plus
 .30% of the portion of the net assets over $1 billion but not in excess of $1.5  billion;  plus .25% of the portion of the net assets over $1.5 billion.

         GAMCO  Investors,  Inc.  for the AST  Gabelli  All-Cap  Value  Portfolio:  An  annual  rate  equal  to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the  series of  American
Skandia  Advisor  Funds,  Inc.  that is  managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio:  .50% of the  portion of the  combined  average  daily net assets not in excess of $500  million;  plus .40% of the  portion of the net assets over $500  million.  Commencing
October  23,  2000,  GAMCO  Investors,  Inc.  has  voluntarily  agreed to waive a  portion  of its fee equal to the following  percentages of the combined  average daily net assets of the Portfolio and the  corresponding  series of
American  Skandia  Advisor Funds,  Inc.  referenced  above:  .10% of the portion of the combined  average daily net assets  not in excess of $500  million,  .05% of the  combined  assets  over $500  million  but not in excess of $1 billion,  and .10% of the combined assets over $1 billion.  The Sub-advisor may terminate this voluntary  agreement at any time.

         Kinetics Asset  Management,  Inc. for the AST Kinetics Internet  Portfolio:  An annual rate of .40% of the portion of the average daily net assets of the  Portfolio  not in excess of $250 million;  plus .35% of the portion over $250 million but not in excess of $500  million;  plus .30% of the portion over $500 million but not in excess of $1.2 billion; plus .25% of the portion of the net assets over $1.2 billion.

         T. Rowe Price Associates,  Inc. for the AST T. Rowe Price Natural Resources  Portfolio:  An annual rate of
 .60% of the portion of the average  daily net assets of the  Portfolio  not in excess of $20 million;  plus .50% of the  portion  of the net  assets  over $20  million  but not in excess of $50  million.  When the net assets of the
Portfolio  exceed  $50  million,  the fee is an  annual  rate  of  .50% of the  average  daily  net  assets  of the
Portfolio.

         Alliance Capital  Management L.P. for the AST Alliance Growth  Portfolio:  An annual rate equal to .40% of the combined  average daily net assets of the  Portfolio and the series of American  Skandia  Advisor  Funds,  Inc.
that is managed by the Sub-advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar
to  the  Portfolio.   Between   December  31,  1998  and  April  30,  2000  the  Investment   Manager  had  engaged
OppenheimerFunds,  Inc. as Sub-advisor for the Portfolio at a total  Sub-advisory fee of .35% of the portion of the average  daily net  assets of the  Portfolio  not in excess of $500  million;  plus .30% of the  portion of the net assets  over $500  million  but not in excess of $1  billion;  plus .25% of the  portion of the net assets  over $1 billion.  Prior to January 1, 1999, the Investment  Manager had engaged  Robertson,  Stephens & Company  Investment
Management,  L.P. as  Sub-advisor  for the  Portfolio,  at a total  Sub-advisory  fee of .60% of the portion of the average  daily net  assets of the  Portfolio  not in excess of $200  million;  plus .50% of the  portion of the net assets over $200 million.

         Massachusetts  Financial  Services Company for the AST MFS Growth  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the  Portfolio,  the AST MFS Growth with Income
Portfolio and the domestic equity series of American  Skandia Advisor Funds,  Inc. that is managed by Massachusetts
Financial  Services  Company:  .40% of the portion of the combined  average  daily net assets not in excess of $300 million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion over $600  million but not in excess of $900  million;  plus .325% of the portion over $900  million,  but not over
$1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         Marsico  Capital  Management,  LLC for the AST Marsico Capital Growth  Portfolio:  An annual rate of 0.45%
of the average daily net assets of the Portfolio.  Commencing March 1, 2001,  Marsico Capital  Management,  LLC has
voluntarily  agreed to waive the portion of its fee that exceeds the following  percentage of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the
Sub-advisor  and identified by the Investment  Manager and  Sub-advisor as being similar to the Portfolio:  .40% of the combined  average daily net assets of the Portfolio.  The  Sub-advisor  may terminate this voluntary  agreement at any time.

         Janus Capital  Corporation for the AST JanCap Growth  Portfolio:  An annual rate of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .55% of the portion over $100 million but not in excess of $1  billion;  plus .50% of the portion  over $1 billion.  Commencing  January 1, 2001,
Janus Capital  Corporation,  the Sub-advisor  for the AST JanCap Growth  Portfolio,  has voluntarily  agreed to the following  revised fee schedule based on the combined  average daily net assets of the Portfolio and the ASMT Janus
Capital Growth  Portfolio of American  Skandia Master Trust:  .50% of the portion of the combined average daily net assets not in excess of $500  million;  plus .45% of the portion over $500 million but not in excess of $1 billion;
plus .40% of the portion  over $1 billion  but not in excess of $5  billion;  plus .35% of the portion in excess of
$5 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Janus Capital  Corporation  for the AST Janus  Strategic  Value  Portfolio:  An annual rate of .55% of the portion of the average daily net assets of the  Portfolio  not in excess of $100 million;  plus .50% of the portion of the net assets over $100 million but not in excess of $500  million;  plus .45% of the portion of the net assets over $500  million but not in excess of $2 billion;  plus .40% of the portion of the net assets over $2 billion but not in excess of $5  billion;  plus .375% of the portion of the net assets over $5 billion but not in excess of $10 billion; plus .35% of the portion of the net assets over $10 billion.

         Alliance Capital Management L.P. for the growth portion of the AST Alliance/Bernstein Growth + Value
Portfolio: An annual rate equal to .40% of the combined average daily net assets of the Growth Portfolio of the
Portfolio and the Growth Portfolio of the series of American Skandia Advisor Funds, Inc. that is managed by the
Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Portfolio
(specifically, the Growth portion of the ASAF Alliance/Bernstein Growth + Value Fund).

         Sanford  C.  Bernstein  & Co.,  LLC for the value  portion  of the AST  Alliance/Bernstein  Growth + Value
Portfolio:  An annual rate equal to .40% of the  combined  average  daily net assets of the Value  Portfolio of the
Portfolio and the Value  Portfolio of the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the
Sub-Adviser  and  identified  by the  Sub-Adviser  and the  Investment  Manager as being  similar to the  Portfolio
(specifically, the Value portion of the ASAF Alliance/Bernstein Growth + Value Fund)

         Sanford C.  Bernstein  & Co.,  LLC for the AST  Sanford  Bernstein  Core Value  Portfolio:  An annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Portfolio and the series of
American  Skandia Advisor Funds,  Inc. that is managed by the Sub-Advisor and identified by the Sub-advisor and the
Investment  Manager as being  similar to the  Portfolio:  .25% of the  portion of the  combined  average  daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

         Cohen & Steers Capital  Management,  Inc. for the AST Cohen & Steers Realty  Portfolio:  An annual rate of
 .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $100 million;  plus .40% of the portion of the net assets  over $100  million  but not in excess of $250  million;  plus .30% of the portion of the net assets over $250 million.

         Sanford C.  Bernstein & Co., LLC for the AST Sanford  Bernstein  Managed  Index 500  Portfolio:  An annual rate equal to the following  percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .1533% of the portion of the combined average daily net assets  not in  excess  of  $300  million;  plus  .10%  of the  portion  of  the  net  assets  over  $300  million.
Notwithstanding  the foregoing,  the following  annual rate will apply for each day that the combined average daily net assets are not in excess of $300  million:  .40% of the first $10  million of the  combined  average  daily net assets;  plus .30% of the next $40 million of the  combined  average  daily net  assets;  plus .20% of the next $50 million of the  combined  average  daily net assets;  plus .10% of the next $200  million of the  combined  average daily net assets.  Prior to May 1, 2000,  the Investment  Manager had engaged  Bankers Trust Company as Sub-advisor for the Portfolio at a total  Sub-advisory  fee equal to the following  percentages  of the combined  average daily net  assets of the  Portfolio  and the  series of  American  Skandia  Advisor  Funds,  Inc.  that is managed by the
Sub-advisor and identified by the Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .17%
of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .13% of the portion of the net assets over $300 million but not in excess of $1 billion; plus .08% of the net assets over $1 billion.

         American  Century  Investment  Management,  Inc. for the AST American  Century Income & Growth  Portfolio:
Because of the large amount of assets being sub-advised for the Investment  Manager by American Century  Investment
Management,  Inc.,  the  Investment  Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee  schedule is an annual rate of: .40% of the portion of the average  daily net assets of the Portfolio  not in excess of $100 million;  plus .35% of the portion of the net assets over $100 million but not in excess of $500 million; plus .30% of the portion of the net assets over $500 million.

         Alliance Capital  Management L.P. for the AST Alliance Growth and Income  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American
Skandia  Advisor  Funds,  Inc.  that is  managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio:  .30% of the  portion of the  combined  average  daily net assets not in excess of $1  billion;  plus .25% of the portion  over $1 billion but not in excess of $1.5  billion;
plus .20% of the  portion  in excess of $1.5  billion.  Prior to May 1, 2000 the  Investment  Manager  had  engaged
Lord,  Abbett & Co. as  Sub-advisor  for the  Portfolio at a total  Sub-advisory  fee of .50% of the portion of the average  daily net  assets of the  Portfolio  not in excess of $200  million;  plus .40% of the  portion  over $200 million but not in excess of $500  million;  plus .375% of the portion  over $500 million but not in excess of $700 million;  plus .35% of the portion  over $700 million but not in excess of $900  million;  plus .30% of the portion in excess of $900 million.

         Massachusetts  Financial  Services  Company for the AST MFS Growth with Income  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio,  the AST MFS Growth
Portfolio and the domestic equity series of American  Skandia Advisor Funds,  Inc. that is managed by Massachusetts
Financial  Services  Company:  .40% of the portion of the combined  average  daily net assets not in excess of $300 million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion over $600  million  but not in excess of $900  million;  plus .325% of the portion  over $900  million but not over
$1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO  Funds Group,  Inc. for the AST INVESCO  Equity  Income  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25 million;  plus .45% of the portion of the net assets  over $25 million  but not in excess of $75  million;  plus .40% of the portion of the net assets in excess of $75  million  but not in excess of $100  million;  and .35% of the portion of the net assets over $100 million.  Commencing  May 1, 2000,  INVESCO  Funds  Group,  Inc. has  voluntarily  agreed to waive a portion of its fee so that the  following  fee schedule  based on the combined  average  daily net assets of the Portfolio and the
ASMT INVESCO  Equity Income  Portfolio is in effect:  .35% of the portion of the combined  average daily net assets not in excess of $1  billion;  plus .30% of the  portion  over $1  billion.  The  Sub-advisor  may  terminate  this voluntary agreement at any time.

         A I M  Capital  Management,  Inc.  for the AST  AIM  Balanced  Portfolio:  An  annual  rate of .45% of the portion of the average  daily net assets of the  Portfolio  not in excess of $75 million;  plus .40% of the portion of the average daily net assets of the Portfolio  over $75 million but not in excess of $150 million;  plus .35% of the  portion of the average  daily net assets of the  Portfolio  in excess of $150  million.  Commencing  March 31,
2001, AIM Capital  Management,  Inc. has voluntarily agreed to waive a portion of its fee so that the following fee schedule  based on the average daily net assets of the  Portfolio is in effect:  .45% of the portion of the average daily net assets not in excess of $75  million;  plus .40% of the  portion  over $75  million  but not in excess of
$150  million;  plus .35% of the  portion  over $150  million but not in excess of $500  million;  plus .30% of the portion over $500 million.

         American Century Investment  Management,  Inc. for the AST American Century Strategic Balanced  Portfolio:
Because of the large amount of assets being sub-advised for the Investment  Manager by American Century  Investment
Management,  Inc.,  the  Investment  Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the
Sub-advisor and identified by the Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .45%
of the portion of the combined  average daily net assets of the  Portfolio not in excess of $50 million;  plus .40%
of the portion over $50 million but not in excess of $100  million;  plus .35% of the portion over $100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         T. Rowe Price  Associates,  Inc. for the AST T. Rowe Price Asset Allocation  Portfolio:  An annual rate of
 .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25 million;  plus .35% of the  portion in excess of $25 million  but not in excess of $50  million;  and .25% of the portion in excess of $50 million.

         T. Rowe Price  International,  Inc.  for the AST T. Rowe Price  Global Bond  Portfolio:  An annual rate of
 .40% of the average daily net assets of the Portfolio.

         Federated  Investment  Counseling  for the AST Federated High Yield  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  under $30 million;  plus .40% of the portion of the net assets  equal to or in excess of $30 million  but under $50  million;  plus .30% of the portion  equal to or in excess  of $50  million  but under  $75  million;  and .25% of the  portion  equal to or in excess of $75  million.
Commencing January 1, 2001,  Federated  Investment  Counseling has voluntarily agreed to waive a portion of its fee so that the following fee schedule  based on the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and
Investment  Manager as being  similar to the  Portfolio is in effect:  .25% of the portion of the combined  average daily net assets net assets not in excess of $200  million;  plus .20% of the portion  over $200 million but not in excess of $500 million; plus .15% of the portion over $500 million.

         Lord,  Abbett & Co.  for the AST Lord  Abbett  Bond-Debenture  Portfolio:  An  annual  rate of .35% of the portion of the average daily net assets of the  Portfolio not in excess of $1 billion;  plus .25% of the portion of the net assets  over $1 billion  but not in excess of $1.5  billion;  and .20% of the  portion  over $1.5  million.
Commencing  October 23, 2000,  Lord,  Abbett & Co. has  voluntarily  agreed to waive a portion of its fee equal to:
 .10% of the  portion  of the  Portfolio's  average  daily net  assets  not in excess of $200  million,  .15% of the portion  over $200  million  but not in excess of $1 billion,  and .05% of the  portion  over $1 billion but not in excess of $1.5 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Pacific Investment  Management  Company LLC for the AST PIMCO Total Return Bond Portfolio:  An annual rate of .30% of the average daily net assets of the  Portfolio  not in excess of $150  million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000, the Sub-advisor  has voluntarily  agreed to waive a portion of its fee equal to .05% of the  portion  of the  Portfolio's  average  daily net assets not in excess of
$150 million.  The Sub-advisor may terminate this voluntary agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Limited Maturity Bond Portfolio:  An annual rate of .30% of the  average  daily net  assets of the  Portfolio  not in excess of $150  million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000, the Sub-advisor  has  voluntarily  agreed to waive a portion  of its fee equal to .05% of the  portion  of the  Portfolio's  average  daily net assets not in excess of $150 million.  The Sub-advisor may terminate this voluntary agreement at any time.

         Wells Capital  Management,  Incorporated for the AST Money Market  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the  series of  American
Skandia Master Trust that is managed by the  Sub-Adviser  and is similar to the  Portfolio:  .07% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .05% of the portion over $500 million but not in excess of $1.5  billion;  plus .04% of the portion in excess of $1.5  billion.  Prior to  September  17,
2001,  2001, the Investment  Manager had engaged J.P.  Morgan  Investment  Management,  Inc. as Sub-advisor for the
Portfolio  at a total  Sub-advisory  fee of an annual  rate  equal to the  following  percentages  of the  combined average daily net assets of the Portfolio and the series of American  Skandia  Master Trust that is managed by J.P.
Morgan Investment  Management,  Inc. and identified by it and ASISI as being similar to the Portfolio:  .09% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .06% of the portion  over
$500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Founders is a 90%-owned  subsidiary of Mellon Bank,  N.A., with the remaining 10% held by certain Founders executives  and  portfolio  managers.  Mellon  Bank is a wholly  owned  subsidiary  of Mellon Bank  Corporation,  a publicly owned multibank  holding company which provides a comprehensive  range of financial  products and services in domestic and selected international markets.

         Zurich Insurance Company, a leading provider of insurance and financial  services,  owns approximately 70%
of Zurich  Scudder,  with the balance  owned by Zurich  Scudder's  officers and  employees.  On September 24, 2001,
Deutsche  Bank  ("Deutsche")  and  Zurich  Financial  Services  announced  that they have  signed an  agreement  in principle  under which  Deutsche  will acquire  100% of Zurich  Scudder  Investments,  Inc.  ("Scudder"),  with the exception of Scudder's UK  operations,  Threadneedle  Investments.  The  transaction  is expected to be  completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

         A I M Capital  Management,  Inc. is a wholly-owned  subsidiary of A I M Advisors,  Inc., also a registered investment  adviser.  A I M Advisors,  Inc. is wholly  owned by A I M  Management  Group  Inc.,  a holding  company engaged in the financial  services business and an indirect  wholly-owned  subsidiary of AMVESCAP PLC. AMVESCAP PLC and  its  subsidiaries  are  an  independent  investment  management  group  engaged  in  institutional  investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Pilgrim  Baxter &  Associates,  Ltd. is an indirect,  wholly-owned  subsidiary of Old Mutual plc, a London based international financial services organization.

         Deutsche Asset Management, Inc. (DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         On October 3, 2001,  Thomas H. Bailey,  Chairman,  President and Chief Executive  Officer of Janus Capital
exercised  certain  rights under a stock  purchase  agreement  with  Stilwell  Financial  ("Stilwell")  to sell his remaining  stake in Janus.  Stilwell,  a publicly  traded holding  company with  principal  operations in financial asset  management  business,  currently  owns in excess of 90% of the  outstanding  shares  of Janus  Capital.  Mr.
Bailey and other Janus Capital  employees own the remaining  shares.  Mr. Bailey intends to retain his positions as a director and Chief Executive Officer of Janus Capital.

         GAMCO  Investors,  Inc.  ("GAMCO")  is a New  York  corporation  organized  in  1999 as  successor  to the investment  advisory  business of a New York  corporation  of the same name that was organized in 1978.  GAMCO is a wholly-owned  subsidiary of Gabelli Asset Management Inc. ("GAMI"),  a publicly held company listed on the New York
Stock  Exchange.  Mr.  Mario  J.  Gabelli  may be  deemed a  "controlling  person"  of  GAMCO  on the  basis of his controlling interest in GAMI.  GAMCO has several affiliates that also provide investment advisory services.

         T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded holding company engaged in the financial services and asset management business.

         Alliance Capital Management  Corporation  ("ACMC") is the general partner of Alliance Capital  Management,
L.P.  ("Alliance")  and a wholly owned  subsidiary of The  Equitable  Life  Assurance  Society of the United States
("Equitable").  Equitable is the  beneficial  owner of an  approximately  55.4%  partnership  interest in Alliance.
Alliance Capital  Management  Holding L.P., a  publicly-traded  company,  owns an approximately  41.9%  partnership interest in Alliance.  Equitable is a wholly owned  subsidiary of AXA Financial,  Inc., and AXA, a French insurance holding  company,  owned as of June 30, 1999  approximately  58.2% of the issued and  outstanding  shares of common stock of AXA Financial, Inc.

         Massachusetts  Financial  Services  Company is a subsidiary of Sun Life of Canada (US) Financial  Services
Holdings, Inc. whose ultimate parent is Sun Life Assurance Co. of Canada.

         Lord, Abbett & Co. ("Lord Abbett") is a general partnership with the following  partners,  all of whom are actively involved in the management of Lord Abbett:  Stephen I. Allen, Joan A. Binstock,  Zane E. Brown,  Daniel E.
Carper,  Robert S. Dow, John E. Erard,  Robert P. Fetch,  Daria L. Foster,  Robert I. Gerber,  Paul A. Hilstad,  W.
Thomas  Hudson,  Stephen  J.  McGruder,  Michael  B.  McLaughlin,  Robert  G.  Morris,  Robert J.  Noelke,  R. Mark
Pennington, Eli M. Salzmann and  Christopher Towle.

         All of the voting  stock of  Neuberger  Berman  Management  Inc.  is owned by  Neuberger  Berman  Inc.,  a publicly-traded company listed on the NYSE.

         Marsico Capital Management LLC is a wholly-owned indirect subsidiary of Bank of America Corporation.

         Martin  Cohen  and  Robert  H.  Steers  may be  deemed  "controlling  persons"  of Cohen & Steers  Capital
Management, Inc. on the basis of their ownership of Cohen & Steers' stock.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.

         INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.

         T. Rowe Price  International,  Inc. is a wholly owned  subsidiary of T. Rowe Price  Associates,  Inc. ("T.
Rowe Price").

         Federated  Investment  Counseling,  organized  as a  Delaware  business  trust in 1989 is a  wholly  owned subsidiary of Federated Investors.

         Pacific  Investment  Management  Company  LLC  ("PIMCO"),  a  Delaware  limited  liability  company,  is a subsidiary  of PIMCO  Advisors L.P.  ("PIMCO  Advisors").  Allianz AG  ("Allianz")  is the majority  owner of PIMCO
Advisors.  Allianz is a European-based,  multinational  insurance and financial  services holding company.  Pacific
Life Insurance Company holds a minority interest in PIMCO Advisors.

         The  Administrator  and Transfer and Shareholder  Servicing Agent:  PFPC Inc. (the  "Administrator"),  103
Bellevue Parkway,  Wilmington,  Delaware 19809, a Delaware corporation that is an indirect wholly-owned  subsidiary of PNC Financial Corp.,  serves as the  Administrator  and Transfer and Shareholder  Servicing Agent for the Trust.
Pursuant to a Trust Accounting and Administration  Agreement between the Trust and the Administrator,  dated May 1,
1992 (the  "Administration  Agreement"),  the  Administrator  has agreed to provide  certain  fund  accounting  and administrative  services  to the Trust,  including,  among  other  services,  accounting  relating to the Trust and investment  transactions  of the Trust;  computation  of daily net asset values;  maintaining  the Trust's books of account;  assisting in monitoring,  in conjunction  with the Investment  Manager,  compliance  with the Portfolios'
investment  objectives,  policies and restrictions;  providing office space and equipment  necessary for the proper administration and accounting  functions of the Trust;  monitoring  investment activity and income of the Trust for compliance with applicable tax laws;  preparing and filing Trust tax returns;  preparing  financial  information in connection  with the  preparation  of the  Trust's  annual and  semi-annual  reports and making  requisite  filings thereof;  preparing schedules of Trust share activity for footnotes to financial  statements;  furnishing financial information  necessary for the completion of certain items to the Trust's  registration  statement and necessary to prepare and file Rule 24f-2 notices;  providing an administrative  interface between the Investment Manager and the
Trust's  custodian;  creating and maintaining all necessary  records in accordance with applicable  laws, rules and regulations,  including,  but not limited to,  those  records  required  to be kept  pursuant to the 1940 Act;  and performing  such  other  duties  related to the  administration  of the Trust as may be  requested  by the Board of
Trustees of the Trust. The  Administrator  does not have any  responsibility or authority for the management of the assets  of  the  Trust,  the  determination  of its  investment  policies,  or for  any  matter  pertaining  to the distribution of securities issued by the Trust.

         Under the terms of the Administration  Agreement,  the Administrator  shall not be liable for any error of judgment or mistake of law or for any loss or expense  suffered  by the Trust,  in  connection  with the matters to which the Administration  Agreement relates,  except for a loss or expense resulting from willful misfeasance,  bad faith,  or gross  negligence on its part in the  performance of its duties or from reckless  disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer,  director,  partner,  employee or agent of the Administrator,  who may be or become an officer,  Trustee, employee or agent of the Trust, shall be deemed  when  rendering  services  to the Trust or acting on any  business  of the Trust  (other  than  services or business in connection with the  Administrator's  duties under the  Administration  Agreement) to be rendering such services  to or acting  solely for the Trust and not as an  officer,  director,  partner,  employee or agent or one under the control or direction of the Administrator even though paid by them.

         As compensation for the services and facilities  provided by the  Administrator  under the  Administration
Agreement,  the Trust has agreed to pay to the  Administrator  the  greater of certain  percentages  of the average daily net assets of each  Portfolio or certain  specified  minimum annual  amounts  calculated for each  Portfolio.
Except for the AST Sanford Bernstein  Managed Index 500 Portfolio,  the percentages of the average daily net assets are:  (a) 0.10% of the  first  $200  million;  (b) 0.06% of the next $200  million;  (c)  0.0275%  of the next $200 million;  (d) 0.02% of average  daily net assets over $1 billion.  The  percentages  for the AST Sanford  Bernstein
Managed Index 500  Portfolio  are: (a) 0.05% of the first $200  million;  (b) 0.03% of the next $200  million;  (c)
0.0275 of the next $200  million;  (d) 0.02% of the next $400  million;  and (e) 0.01% of average  daily net assets over $1 billion.

         The  minimum  amount  is  $75,000  for  each of the AST  PBHG  Small-Cap  Growth  Portfolio,  the AST DeAM
Small-Cap  Growth  Portfolio,  the AST Goldman Sachs Small-Cap  Value  Portfolio,  the AST Gabelli  Small-Cap Value
Portfolio,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,
the AST T. Rowe Price Natural  Resources  Portfolio,  the AST Alliance  Growth  Portfolio,  the AST Marsico Capital
Growth  Portfolio,  the AST JanCap  Growth  Portfolio,  the AST Cohen & Steers  Realty  Portfolio,  the AST Sanford
Bernstein  Managed Index 500 Portfolio,  the AST American  Century Income & Growth  Portfolio,  the AST Lord Abbett
Growth and Income  Portfolio,  the AST INVESCO Equity Income  Portfolio,  the AST AIM Balanced  Portfolio,  the AST
American  Century  Strategic  Balanced  Portfolio,  the AST T.  Rowe  Price  Asset  Allocation  Portfolio,  the AST
Federated High Yield  Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  the AST PIMCO Limited  Maturity Bond
Portfolio  and the AST Money  Market  Portfolio.  The minimum  amount is  $100,000  for the AST  Founders  Passport
Portfolio,  the AST Strong  International  Equity  Portfolio,  the AST Janus  Overseas  Growth  Portfolio,  the AST
American  Century  International  Growth  Portfolio  and the AST T. Rowe Price  Global Bond  Portfolio.  For all of
these  Portfolios,  monthly fees have been frozen at the amounts paid for the month of December 1999.  Monthly fees for the AST MFS Global Equity  Portfolio,  the AST MFS Growth  Portfolio  and the MFS Growth with Income  Portfolio have been frozen at levels  determined  under the  asset-based  fee schedule set forth above based on December 1999 asset levels,  without regard to any minimum amounts.  The fees payable to the  Administrator  for those Portfolios that  commenced  operations  during 2000 (the AST Scudder  Japan  Portfolio,  the AST Federated  Aggressive  Growth
Portfolio,  the AST Janus  Mid-Cap  Growth  Portfolio,  the AST Alger  All-Cap  Growth  Portfolio,  the AST Gabelli
All-Cap Value Portfolio,  the AST Kinetics  Internet  Portfolio,  the AST Janus Strategic Value Portfolio,  and the
AST Lord  Abbett  Bond-Debenture  Portfolio)  are not  subject to any freeze and each such  Portfolio  will pay the
Administrator  the  greater of the asset  based fee or a phased-in  minimum  amount  equal to $34,375 for the first twelve months of the  Portfolio's  operations.  The fees payable to the  Administrator  for those  Portfolios  that have not  commenced  operations  prior to the date of this  Statement  (the AST  Alliance/Bernstein  Growth + Value
Portfolio  and the AST  Sanford  Bernstein  Core  Value  Portfolio)  are not  subject  to any  freeze and each such
Portfolio  will pay the  Administrator  the greater of the asset based fee or a phased-in  minimum  amount equal to
$34,375 for the first twelve months of the Portfolio's  operations.  These fee  arrangements  will remain in effect until such time as the  aggregate  fee  resulting  from the  application  of  revised  fee  schedules  based on the combined  average  daily net assets of each  Portfolio and the  corresponding  series of American  Skandia  Advisor
Funds,  Inc.  or  American  Skandia  Master  Trust  would  result in a lower fee,  at which  point the  revised fee schedules will take effect.

         Reimbursable  "out-of-pocket"  expenses of the Administrator  include, but are not limited to, postage and mailing, forms, envelopes,  checks, toll-free lines (if requested by the Trust), telephone,  hardware and telephone lines for remote  terminals  (if required by the Trust),  wire fees,  certificate  issuance  fees,  microfiche  and microfilm,  telex,  federal express,  outside independent  pricing service charges,  record  retention/storage  and proxy  solicitation,  mailing and tabulation  expenses (if required by the Trust). For the years ended December 31,
1998, 1999 and 2000, the Trust paid the Administrator  $6,582,808,  $8,445,050 and $9,929,219  respectively.  These amounts do not included out-of-pocket expenses for which the Administrator was reimbursed.

         The  Administration  Agreement  provides  that  it  will  continue  in  effect  from  year  to  year.  The
Administration  Agreement is  terminable,  without  penalty,  by the Board of  Trustees,  by vote of a majority (as defined in the 1940 Act) of the outstanding  voting  securities,  or by the  Administrator,  on not less than sixty
days'  notice.  The   Administration   Agreement  shall   automatically   terminate  upon  its  assignment  by  the
Administrator  without the prior written consent of the Trust,  provided,  however,  that no such assignment  shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION:

         Subject to the  supervision  of the Board of Trustees of the Trust,  decisions to buy and sell  securities for the Trust are made for each  Portfolio by its  Sub-advisor.  Generally,  the primary  consideration  in placing
Portfolio  securities  transactions with  broker-dealers is to obtain,  and maintain the availability of, execution at the best net price  available and in the most  effective  manner  possible.  Each  Sub-advisor  is authorized to allocate the orders  placed by it on behalf of the  applicable  Portfolio  to brokers who also provide  research or statistical  material,  or  other  services  to the  Portfolio  or the  Sub-advisor  for the use of the  applicable
Portfolio or the  Sub-advisor's  other accounts.  Such  allocation  shall be in such amounts and proportions as the
Sub-advisor  shall determine.  The Sub-advisor may consider sale of shares of the Portfolios or variable  insurance products  that use the  Portfolios  as  investment  vehicles,  or may  consider  or follow  recommendations  of the
Investment  Manager that take such sales into account,  as factors in the selection of brokers to effect  portfolio transactions  for a  Portfolio,  subject  to the  requirements  of best net  price  available  and  most  favorable execution.  In this regard,  the Investment  Manager has directed  certain of the  Sub-advisors  to try to effect a portion of their  Portfolios'  transactions  through  broker-dealers  that give  prominence  to variable  insurance products using the Portfolios as investment  vehicles,  to the extent  consistent with best net price available and most favorable execution.

         As noted above, a Sub-advisor may purchase new securities on behalf of the applicable Portfolio in an underwritten fixed price offering.  In these situations, the underwriter or selling group member may provide the
Sub-advisor with research in addition to selling the securities (at the fixed public offering price).  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Portfolio without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the
NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances.  As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         Subject to the rules  promulgated  by the SEC, as well as other  regulatory  requirements,  a  Sub-advisor also may allocate  orders to brokers or dealers  affiliated with the  Sub-advisor or the Investment  Manager.  Such allocation  shall be in such amounts and  proportions as the Sub-advisor  shall determine and the Sub-advisor  will report on said  allocations  either to the Investment  Manager,  which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In selecting a broker to execute each particular  transaction,  each  Sub-advisor  will take the following into  consideration:  the best net price  available;  the  reliability,  integrity and  financial  condition of the broker;  the size and difficulty in executing the order;  and the value of the expected  contribution of the broker to the  investment  performance  of the  Portfolio on a continuing  basis.  Accordingly,  the cost of the brokerage commissions  in any  transaction  may be greater  than that  available  from other  brokers  if the  difference  is reasonably  justified by other aspects of the brokerage  services offered.  Subject to such policies and procedures as the Board of Trustees may  determine,  a  Sub-advisor  shall not be deemed to have acted  unlawfully  or to have breached  any duty  solely by reason of its  having  caused a  Portfolio  to pay a broker  that  provides  research services to the  Sub-advisor  an amount of  commission  for effecting an  investment  transaction  in excess of the amount of  commission  another  broker  would have  charged for  effecting  that  transaction,  if the  Sub-advisor determines  in good faith that such amount of  commission  was  reasonable in relation to the value of the research service  provided  by such  broker  viewed in terms of either  that  particular  transaction  or the  Sub-advisor's ongoing  responsibilities  with  respect to a Portfolio  or its  managed  accounts  generally.  For the years ended
December 31, 1998, 1999 and 2000,  aggregate  brokerage  commissions of $15,887,946,  $24,608,079 and  $25,389,537, respectively,  were paid in relation to brokerage  transactions  for the Trust.  The increase in  commissions  paid corresponds roughly to the increase in the Trust's net assets during those periods.

         For the year ended December 31, 1998,  brokerage  commissions were paid to J.P. Morgan Securities Inc. and other affiliates of American Century Investment  Management,  Inc. by the AST American Century International Growth
Portfolio in the amount of $91. For the year ended  December 31,  2000,  1.82% of the total  brokerage  commissions paid by this Portfolio were paid to the affiliated  brokers,  with respect to  transactions  representing  2.61% of the  Portfolio's  total dollar  amount of  transactions  involving the payment of  commissions.  For the year ended
December 31, 2000, brokerage  commissions were paid to Prudential  Securities  Incorporated,  an affiliate of GAMCO
Investors,  Inc. by the AST Gabelli  Small-Cap Value Portfolio in the amount of $375,070.  For that period,  88.78%
of the total  brokerage  commissions  paid by this Portfolio were paid to the  affiliated  broker,  with respect to transactions  representing  87.84% of the total amount of the  Portfolio's  transactions  involving  the payment of commissions.  Brokerage  commissions in the amounts of $82,199,  $35,545 and $37,579 were paid to Neuberger Berman,
LLC, an affiliate of Neuberger  Berman  Management  Inc., by the AST Neuberger  Berman Mid-Cap Growth Portfolio for
the period from May 1, 1998 (when  Neuberger  Berman  Management Inc.  became the  Portfolio's  Sub-advisor)  until
December 31, 1998 and for the years ended  December 31, 1999 and  December  31,  2000,  respectively.  For the year ended December 31, 2000,  4.88% of the total  brokerage  commissions  paid by this Portfolio were paid to Neuberger
Berman,  LLC, with respect to transactions  representing 5.30% of the total amount of the Portfolio's  transactions involving  the payment of  commissions.  Brokerage  commissions  in the amounts of $277,961,  $652,436 and $456,860 were paid to Neuberger  Berman,  LLC, by the AST Neuberger  Berman Mid-Cap Value  Portfolio for the period from May
1, 1998 (when Neuberger  Berman  Management Inc.  became the Portfolio's  Sub-advisor)  until December 31, 1998 and for the years ended  December 31, 1999 and December 31, 2000,  respectively.  For the year ended December 31, 2000,
10.11% of the total brokerage  commissions paid by this Portfolio were paid to Neuberger Berman,  LLC, with respect to transactions  representing  9.16% of the total amount of the Portfolio's  transactions  involving the payment of commissions.  For the year ended December 31, 2000,  brokerage  commissions were paid to an affiliate of Fred Alger
Management,  Inc. by the AST Alger All-Cap Growth Portfolio in the amount of $149,999.  For that period,  55.08% of the total  brokerage  commissions  paid by this  Portfolio  were paid to the  affiliated  broker,  with  respect to transactions  representing  59.75% of the total amount of the  Portfolio's  transactions  involving  the payment of commissions.  For the year ended  December 31,  2000,  brokerage  commissions  were paid to  Prudential  Securities
Incorporated,  an affiliate of GAMCO  Investors,  Inc. by the AST Gabelli  All-Cap Value Portfolio in the amount of
$20,790.  For that  period,  98.58% of the total  brokerage  commissions  paid by this  Portfolio  were paid to the affiliated  broker,  with  respect  to  transactions  representing  97.66% of the total  amount of the  Portfolio's transactions  involving  the  payment of  commissions.  Similarly,  brokerage  commissions  were paid to  Robertson
Stephens & Co., an affiliate of  Robertson,  Stephens & Company  Investment  Management  L.P.,  by the AST Alliance
Growth Portfolio  (formerly,  the Robertson  Stephens Value + Growth  Portfolio) in the aggregate amount of $71,751 for the year ended  December 31,  1998.  For the years ended  December  31, 1999 and  December 31, 2000,  brokerage commissions were paid to NationsBanc  Montgomery  Services,  LLC, an affiliate of Marsico Capital Management,  LLC, by the AST Marsico  Capital  Growth  Portfolio in the amounts of $37,919 and $136,969.  For the year ended December
31, 2000,  6.16% of the total  brokerage  commissions  paid by this Portfolio  were paid to the affiliated  broker, with respect to transactions  representing  6.14% of the Portfolio's total dollar amount of transactions  involving the  payment  of  commissions.  For the year  ended  December  31,  2000,  brokerage  commissions  were  paid to an affiliate  of Sanford C.  Bernstein & Co.,  LLC by the AST Sanford  Bernstein  Managed  Index 500  Portfolio in the
amount of $506,617.  For that period,  52.49% of the total brokerage  commissions  paid by this Portfolio were paid to the affiliated broker,  with respect to transactions  representing 49.53% of the total amount of the Portfolio's transactions  involving  the payment of  commissions.  During the years ended  December  31, 1999 and  December 31,
2000,  brokerage  commissions  were paid to J.P. Morgan  Securities Inc. and other  affiliates of American  Century
Investment  Management,  Inc. by the AST American  Century Income and Growth Portfolio in the amounts of $5,455 and
$8,653.  For the year ended  December 31, 2000,  2.02% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions  representing  0.92% of the total amount of the
Portfolio's  transactions  involving the payment of  commissions.  For the year ended December 31, 2000,  brokerage commissions were paid to Donaldson Lufkin Jenrette Securities  Corporation,  Inc., an affiliate of Alliance Capital
Management,  L.P. by the AST Alliance Growth and Income Portfolio in the amount of $4,758.  For that period,  0.10%
of the total  brokerage  commissions  paid by this Portfolio were paid to the  affiliated  broker,  with respect to transactions  representing  0.14% of the total  amount of the  Portfolio's  transactions  involving  the payment of commissions.  During the years ended  December  31,  1998,  December  31, 1999 and  December  31,  2000,  brokerage commissions  were paid to J.P.  Morgan  Securities  Inc.  and  other  affiliates  of  American  Century  Investment
Management,  Inc. by the AST American  Century  Strategic  Balanced  Portfolio in the amount of $3,265,  $1,355 and
$2,200,  respectively.  For the year ended  December 31, 2000,  1.97% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions  representing 1.13% of the total amount of the Portfolio's transactions involving the payment of commissions.

         In  addition,  as  described  below under  "Distribution  Plan,"  certain  Portfolios  directed  brokerage transactions  to a  broker-dealer  acting  as the  clearing  firm  for the  Trust's  Distributor,  which  acted  as introducing  broker in connection with the transactions.  The table below reflects the commission  amounts directed to such  clearing  firm for  each  such  Portfolio,  the  percentage  of the  Portfolio's  total  commissions  this represents,  and the percentage of the  Portfolio's  total  transaction  value involving the payment of commissions that was directed in this manner.

------------------------------------------------------------- --------------- ------------------------ ------------------------
Portfolio Name                                                   Commissions     % of Total Portfolio   % of Dollar Amount of
                                                                                          Commissions  Portfolio Transactions
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Strong  International Equity Portfolio                          $617,330                   24.50%                   22.51%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Overseas Growth Portfolio                                  294,019                   10.74%                    9.67%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST PBHG Small-Cap Growth Portfolio                                   18,849                    4.00%                    1.67%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST DeAM Small-Cap Growth Portfolio                                  145,656                   38.40%                   19.74%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Gabelli Small-Cap Value Portfolio                                 15,060                    3.56%                    5.02%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio                        208,960                   27.12%                   29.62%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Value Portfolio                       1,419,630                   31.42%                   34.84%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alger All-Cap Growth Portfolio                                    96,370                   35.39%                   31.32%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Kinetics Internet Portfolio                                          512                   93.94%                   94.57%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST T. Rowe Price Natural Resources Portfolio                         76,097                   16.78%                   19.45%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth Portfolio                                        398,987                   49.89%                   53.28%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Marsico Capital Growth Portfolio                                 308,157                   13.87%                   13.84%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST JanCap Growth Portfolio                                          278,676                   15.34%                    8.62%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Sanford Bernstein Managed Index 500 Portfolio                    268,464                   27.81%                   32.79%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth and Income Portfolio                           2,534,884                   52.13%                   53.17%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Cohen & Steers Realty Portfolio                                   72,058                   20.46%                   20.43%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST INVESCO Equity Income Portfolio                                  430,913                   46.00%                   47.90%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST AIM Balanced Portfolio                                            10,225                   10.86%                   10.16%
------------------------------------------------------------- --------------- ------------------------ ------------------------

ALLOCATION OF INVESTMENTS:

         The Sub-advisors have other advisory clients,  some of which have similar investment  objectives to one or more  Portfolios for which  advisory  services are being  provided.  In addition,  a Sub-advisor  may be engaged to provide  advisory  services  for more than one of the Trust's  Portfolios.  There will be times when a  Sub-advisor may  recommend  purchases  and/or  sales of the same  securities  for a  Portfolio  and  such  Sub-advisor's  other clients.  In such  circumstances,  it will be the policy of each Sub-advisor to allocate  purchases and sales among a Portfolio and its other clients,  including other Trust Portfolios for which it provides advisory services,  in a manner  which the  Sub-advisor  deems  equitable,  taking  into  consideration  such  factors  as size of  account, concentration of holdings,  investment  objectives,  tax status, cash availability,  purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES:

         The Trust  determines  the net asset  values of a  Portfolio's  shares at the close of the New York  Stock
Exchange (the  "Exchange"),  currently 4:00 p.m.  Eastern time, on each day that the Exchange is open for business.
Currently,  the Exchange is closed on Saturdays  and Sundays and on New Year's Day,  Martin  Luther King,  Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the  exception of the AST Money Market  Portfolio:  The net asset value per share of all of the  Portfolios  with the  exception of the AST Money Market  Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets  (including  dividends and accrued interest  receivable)  less all liabilities  (including  accrued  expenses),  by the number of shares  outstanding.
Portfolio  securities,  including open short  positions and options  written,  are valued at the last sale price on the  securities  exchange or  securities  market on which such  securities  primarily  are traded.  Securities  not listed on an exchange or securities  market,  or securities in which there were not  transactions  on that day, are valued at the average of the most recent bid and asked  prices,  except in the case of open short  positions  where the asked price is available.  Any  securities or other assets for which recent market  quotations  are not readily available  are valued at fair market value as determined in good faith by or under  procedures  established  by the
Board of  Trustees.  Short-term  obligations  with  sixty  days or less  remaining  to  maturity  are  valued on an amortized  cost basis.  Expenses and fees,  including the investment  management  fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally,   trading  in  foreign  securities,  as  well  as  U.S.  Government  securities,  money  market instruments and repurchase agreements,  is substantially  completed each day at various times prior to the close of the  Exchange.  The values of such  securities  used in computing  the net asset value of the shares of a Portfolio generally are determined as of such earlier times.  Foreign currency  exchange rates are also generally  determined prior  to the  close of the  Exchange.  Occasionally,  events  affecting  the  value  of such  securities  and such exchange  rates may occur  between the times at which they usually are  determined  and the close of the  Exchange.
If such  extraordinary  events  occur,  their  effects may not be  reflected  in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

         Foreign  securities  are  valued on the basis of  quotations  from the  primary  market in which  they are traded.  All assets and liabilities  initially  expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular  participant in the foreign  exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST  Money  Market  Portfolio:  For the AST Money  Market  Portfolio,  all  securities  are  valued by the amortized  cost  method.  The  amortized  cost  method of  valuation  values a security  at its cost at the time of purchase and thereafter assumes a constant  amortization to maturity of any discount or premium,  regardless of the impact of  fluctuating  interest  rates on the  market  value of the  instrument.  The  purpose  of this  method of calculation  is to attempt to maintain a constant  net asset value per share of $1.00.  No  assurance  can be given that this goal can be  attained.  If a  difference  of more than 1/2 of 1% occurs  between  valuation  based on the amortized cost method and valuation  based on market value,  the Trustees will take steps  necessary to reduce such deviation  or any unfair  results to  shareholders,  such as  changing  dividend  policy,  shortening  the  average maturity of the  investments  in the  Portfolio  or valuing  securities  on the basis of current  market  prices if available or, if not, at fair market value.

SALE OF SHARES:

         The  Trust has  entered  into  separate  agreements  for the sale of shares  with  American  Skandia  Life
Assurance  Corporation  ("ASLAC") and Kemper Investors Life Insurance Company  ("Kemper"),  respectively.  Pursuant to these  agreements,  the Trust will pay ASLAC and Kemper for printing  and  delivery of certain  documents to the beneficial  owners of Trust shares who are holders of variable annuity and variable life insurance  policies issued by  ASLAC  and  Kemper.  Such  documents  include  prospectuses,  semi-annual  and  annual  reports  and any  proxy materials.  The Trust will pay ASLAC 0.1%, on an  annualized  basis,  of the net asset value of the shares  legally owned by any separate  account of ASLAC,  and will pay Kemper 0.1%, on an annualized  basis, of the net asset value of the  shares  legally  owned by the  separate  accounts  of  Kemper  named in the  sales  agreement.  A  complete description  of the manner by which the Trust's  shares may be  purchased  and redeemed  appears in the  Prospectus under the heading "Purchase and Redemption of Shares."

         Distribution  Plan. The Trust has adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 under the 1940 Act to permit American Skandia Marketing,  Inc. ("ASM"),  an affiliate of the Investment Manager, to receive brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the  Distribution  Plan, ASM may use
the brokerage commissions received to pay various distribution-related  expenses, such as advertising,  printing of sales  materials,  training  sales  personnel,  and paying  marketing  fees  requested by  broker-dealers  who sell variable  annuity  contracts and variable life insurance  policies the premiums for which are invested in Shares of the Trust ("variable  contracts").  ASM may receive  compensation under the Distribution Plan regardless of whether it  actually  uses such  compensation  to pay  distribution  expenses.  However,  it is  anticipated  that  amounts received by ASM under the Distribution Plan will be used entirely to pay distribution  expenses and  administrative expenses  relating to  implementation  and operation of the Distribution  Plan, and that ASM likely will not earn a profit directly from the  compensation  received under the  Distribution  Plan.  During the year ended December 31,
2000, ASM received  $6,054,509  from the Portfolios  under the  Distribution  Plan, all of which was used by ASM to provide compensation to broker-dealers.

         The  Distribution  Plan was adopted by a majority vote of the Trustees of the Trust,  including at least a majority of Trustees who are not  "interested  persons" of the  Portfolios  (as defined in the 1940 Act) and who do not have any direct or indirect  financial  interest in the operation of the Distribution Plan, cast in person at a meeting  called for the purpose of voting on the Plan.  In approving  the  Distribution  Plan,  the Trustees of the
Trust  considered,  among other  factors,  that the  Distribution  Plan could  improve ASM's ability to attract new investments in the Portfolios by enabling it to compensate  broker-dealers  selling  variable  products  adequately and in the most  effective  manner,  and that the resulting  increase in the  Portfolios'  assets should enable the
Portfolios to achieve greater  economies of scale and lower their  per-share  operating  expenses.  The Trustees of the Trust believe that there is a reasonable  likelihood  that the  Distribution  Plan will benefit each  Portfolio and its current and future  shareholders in the manner  contemplated.  The Distribution Plan was also approved by a majority of the outstanding voting securities of each Portfolio.

         The  Distribution  Plan,  pursuant  to its  terms,  remains  in  effect  from year to year  provided  such continuance is approved  annually by vote of the Trustees in the manner  described  above.  The  Distribution  Plan may not be amended to materially  change the source of monies from which  distribution  expenses are paid under the
Plan without  approval of the  shareholders of each Portfolio  affected  thereby entitled to vote thereon under the
1940 Act, and material  amendments to the  Distribution  Plan must also be approved by the Trustees of the Trust in the manner  described above.  The  Distribution  Plan may be terminated at any time,  without payment of a penalty, by vote of the  majority of the  Trustees of the Trust who are not  interested  persons of a Portfolio  and have no direct  or  indirect  financial  interest  in the  operations  of the  Plan,  or by a vote  of a  "majority  of the outstanding  voting  securities" (as defined in the 1940 Act) of each Portfolio  affected  thereby entitled to vote thereon under the 1940 Act. The  Distribution  Plan will  automatically  terminate in the event of its "assignment"
(as defined in the 1940 Act).

         Under the terms of the  Distribution  Plan, ASM provides to each Portfolio,  for review by the Trustees of the Trust,  a quarterly  written report of the amounts  received by ASM under the Plan, the amounts  expended under the Plan,  and the  purposes  for which such  expenditures  were made.  The  Trustees of the Trust will review such information on  compensation  and  expenditures in considering the continued  appropriateness  of the  Distribution
Plan.

         The  distribution  expenses  paid under the  Distribution  Plan will be  intended to result in the sale of variable  products,  the assets  attributable  to which may be invested in various  Portfolios  of the Trust.  As a result,  brokerage  commissions  incurred by a Portfolio under the  Distribution  Plan may be used in a manner that promotes the sale of shares of other  Portfolios.  Certain  Portfolios of the Trust may not be available for new or additional  investments.  Distribution  expenses will be allocated  among the Portfolios on different  bases (e.g., relative  asset size and  relative  new sales of the  Portfolios)  depending  on the nature of the  expense and the manner in which the amount of such expense is determined.

DESCRIPTION OF SHARES OF THE TRUST:

         The amendment and  restatement of the Trust's  Declaration of Trust dated October 31, 1988,  which governs certain Trust matters,  permits the Trust's Board of Trustees to issue multiple classes of shares,  and within each class,  an  unlimited  number of shares of  beneficial  interest  with a par value of $.001 per  share.  Each share entitles  the holder to one vote for the  election of Trustees  and on all other  matters  that are not specific to one class of shares,  and to  participate  equally in dividends,  distributions  of capital gains and net assets of each applicable  Portfolio.  Only  shareholders of shares of a specific  Portfolio may vote on matters  specific to that  Portfolio.  Shares  of one  class  may not bear the same  economic  relationship  to the  Trust as  shares of another  class.  In the event of  dissolution  or  liquidation,  holders of shares of a Portfolio  will receive pro rata,  subject to the rights of creditors,  the proceeds of the sale of the assets held in such  Portfolio less the liabilities  attributable  to such  Portfolio.  Shareholders  of a Portfolio  will not be liable for the  expenses, obligations or debts of another Portfolio.

         There are no  preemptive  or  conversion  rights  applicable  to any of the  Trust's  shares.  The Trust's shares,  when issued,  will be fully paid,  non-assessable  and  transferable.  The Trustees may at any time create additional series of shares without shareholder approval.

         Generally,  there will not be annual meetings of  shareholders.  A Trustee may, in accordance with certain rules of the SEC,  be  removed  from  office  when the  holders  of  record  of not  less  than  two-thirds  of the outstanding  shares either present a written  declaration to the Trust's custodian or vote in person or by proxy at a meeting  called for this purpose.  In addition,  the Trustees will  promptly  call a meeting of  shareholders  to remove a Trustee(s)  when requested to do so in writing by record  holders of not less than 10% of the  outstanding shares.  Finally,  the Trustees shall, in certain  circumstances,  give such  shareholders  access to a list of the names and  addresses  of all  other  shareholders  or inform  them of the  number of  shareholders  and the cost of mailing their request.

         Under  Massachusetts  law,  shareholders  could,  under  certain  circumstances,  be held  liable  for the obligations  of the  Trust.  However,  the  Declaration  of  Trust  disclaims  shareholder  liability  for  acts or obligations  of the Trust and requires  that notice of such  disclaimer be given in each  agreement,  obligation or instrument  entered  into or executed by the Trust or the  Trustees to all  parties,  and each party  thereto  must expressly  waive all  rights of action  directly  against  shareholders.  The  Declaration  of Trust  provides  for indemnification  out of the Trust's  property for all loss and expense of any  shareholder of the Trust held liable on account of being or having been a  shareholder.  Thus,  the risk of a shareholder  incurring  financial  loss on account  of  shareholder  liability  is  limited to  circumstances  in which the Trust  would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The  Declaration  of Trust  further  provides  that the  Trustees  will have no personal  liability to any person in  connection  with the Trust  property or affairs of the Trust except for that arising from his bad faith, willful  misfeasance,  gross  negligence  or reckless  disregard of his duty to that person.  All persons must look solely to the Trust  property  for  satisfaction  of claims of any nature  arising in  connection  with the Trust's affairs.  In general,  the  Declaration  of Trust  provides  for  indemnification  by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer  acted in bad faith,  or with willful misfeasance, gross negligence or reckless disregard of his duties.

UNDERWRITER:

         The Trust is presently used for funding  variable  annuities and variable life  insurance.  Pursuant to an exemptive  order of the SEC,  the Trust may also sell its shares  directly to  qualified  plans.  If the Trust does sell its shares to qualified plans other than the profit sharing plan covering  employees of American  Skandia Life
Assurance  Corporation  and its  affiliates,  it intends to use American  Skandia  Marketing,  Incorporated  ("ASM,
Inc.") or another  affiliated  broker-dealer  as  underwriter,  if so  required by  applicable  law.  ASM,  Inc. is registered  as a  broker-dealer  with  the  SEC  and the  National  Association  of  Securities  Dealers.  It is an
affiliate  of American  Skandia  Life  Assurance  Corporation  and the  Investment  Manager,  being a  wholly-owned subsidiary  of American  Skandia,  Incorporated.  As of the date of this  Statement,  ASM,  Inc.  has not  received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.

TAX MATTERS:

         This discussion of federal income tax consequences  applies to the Participating  Insurance  Companies and qualified  plans  because  these  entities are the  shareholders  of the Trust.  The Trust  intends to qualify as a regulated  investment  company by satisfying the  requirements  under  Subchapter M of the Internal Revenue Code of
1986, as amended (the "Code"),  including  requirements with respect to diversification of assets,  distribution of income and  sources of income.  It is the  Trust's  policy to  distribute  to  shareholders  all of its  investment income (net of expenses) and any capital gains (net of capital losses) in accordance  with the timing  requirements imposed  by the Code so that the Trust  will  satisfy  the  distribution  requirement  of  Subchapter  M and not be subject to federal income taxes or the 4% excise tax.

         Distributions  by the Trust of its net  investment  income and the excess,  if any, of its net  short-term capital  gain  over its net  long-term  capital  loss  are  taxable  to  shareholders  as  ordinary  income.  These distributions  are  treated  as  dividends  for  federal  income  tax  purposes,  but  will  qualify  for  the  70%
dividends-received  deduction  for  corporate  shareholders  only  to the  extent  designated  as  attributable  to dividends  received by the Trust in a notice from the Trust.  Distributions by the Trust of the excess,  if any, of its net long-term  capital gain over its net  short-term  capital loss are designated as capital gain dividends and are taxable to shareholders as long-term  capital gains,  regardless of the length of time the shareholder held his shares.

         Portions of certain  Portfolio's  investment  income may be subject to foreign  income  taxes  withheld at source.  The Trust may elect to  "pass-through"  to the  shareholders  of such  Portfolios  these foreign taxes, in which event each  shareholder  will be required to include his pro rata portion  thereof in his gross  income,  but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions  to  shareholders  are treated in the same manner for federal  income tax  purposes  whether received in cash or  reinvested  in  additional  shares of the Trust.  In general,  distributions  by the Trust are taken into account by the  shareholders in the year in which they are made.  However,  certain  distributions  made during  January  will be treated as having been paid by the Trust and received by the  shareholders  on December 31 of the  preceding  year.  A statement  setting  forth the federal  income tax status of all  distributions  made or deemed made during the year,  including any amount of foreign taxes "passed  through," will be sent to shareholders promptly  after  the end of each  year.  Notwithstanding  the  foregoing,  distributions  by the  Trust to  certain
Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h),  a segregated  asset account upon which a variable annuity contract or variable life insurance  policy is based must be  "adequately  diversified."  A segregated  asset account will be adequately diversified  if it  satisfies  one of two  alternative  tests set forth in Treasury  regulations.  For  purposes of these alternative  diversification  tests, a segregated asset account investing in shares of a regulated investment company  will be  entitled  to  "look-through"  the  regulated  investment  company to its pro rata  portion of the regulated  investment  company's assets,  provided the regulated  investment  company satisfies certain  conditions relating to the ownership of its shares.  The Trust intends to satisfy these  ownership  conditions.  Further,  the
Trust intends that each  Portfolio  separately  will be adequately  diversified.  Accordingly,  a segregated  asset account  investing solely in shares of a Portfolio will be adequately  diversified,  and a segregated asset account investing in shares of one or more Trust  Portfolios and shares of other  adequately  diversified  funds  generally will be adequately diversified.

         The foregoing  discussion  of federal  income tax  consequences  is based on tax laws and  regulations  in effect on the date of this  Statement,  and is  subject  to change  by  legislative  or  administrative  action.  A description  of other  tax  considerations  generally  affecting  the Trust  and its  shareholders  is found in the section of the  Prospectus  entitled  "Tax  Matters." No attempt is made to present a detailed  explanation  of the tax  treatment of the Trust or its  shareholders.  The  discussion  herein in the  Prospectus  is not intended as a substitute for careful tax planning.

PERFORMANCE:

         The  Portfolios may measure  performance  in terms of total return,  which is calculated for any specified period of time by assuming the purchase of shares of the  Portfolio at the net asset value at the  beginning of the period.  Quotations  of average  annual  return for a Portfolio  will be expressed  in terms of the average  annual compounded  rate of return of a  hypothetical  investment in such  Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio) and for such other periods as deemed  appropriate  by the Investment  Manager.  These are the annual  total  rates of return  that would  equate the initial  amount  invested  to the ending  redeemable value.  These  rates of return  are  calculated  pursuant  to the  following  formula:  P(1+T)n = ERV  (where P = a hypothetical  initial  payment of $1,000,  T = the average  annual total return,  n = the number of years and ERV =
the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period).  Each dividend or other  distribution  paid by each  Portfolio  during such period is assumed to have been  reinvested  at the net asset  value on the  reinvestment  date.  The shares  then owned as a result of this  process are valued at the net asset value at the end of the period.  The percentage  increase is determined by  subtracting  the initial value of the  investment  from the ending value and dividing the remainder by the initial  value.  All total return  figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis.

         Each  Portfolio's  cumulative  total return shows a Portfolio's  overall  dollar or  percentage  change in value,  including  changes in share price and assuming each Portfolio's  dividends and capital gains  distributions are reinvested.  An average annual total return reflects the  hypothetical  annually  compounded  return that would have produced the same  cumulative  return if a Portfolio's  performance  had been constant over the entire period.
Because  average annual returns for more than one year tend to smooth out  variations in each  Portfolio's  return, investors should  recognize that such figures are not the same as actual  year-by-year  results.  To illustrate the components of overall  performance,  a Portfolio may separate its cumulative and average annual returns into income results  and  capital  gains or losses.  The average  annual  total  return of each  Portfolio  that had  commenced operations  as of June 30,  2001,  computed  as of that  date,  is  shown  in the  table  below.  Such  performance information is historical and is not intended to indicate  future  performance  of the Portfolio.  The  performance information does not reflect any charges associated with the variable  insurance  contracts through which Portfolio shares are purchased, and would be lower if it did.

                                                                          Total Return
                                                                          ------------
                                                   Date
                                                Available                  Three Years  Five Years      Ten         Since
                                                 for Sale      One Year                                Years      Inception
---------------------------------------------- ------------- ------------- ------------ ----------- ------------ ------------

AST Founders Passport Portfolio(1)               05/02/95      (40.27%)       (2.51%)      2.63%       N/A          4.97%
AST Scudder Japan Portfolio*                     10/23/00      N/A            N/A          N/A         N/A          (29.10%)
AST Strong Internat'l Equity Portfolio(2)        05/17/89      (29.09%)       1.02%        8.80%       9.40%        10.17%
AST Janus Overseas Growth Portfolio              01/02/97      (34.30%)       3.13%        N/A         N/A          11.06%
AST American Century Internat'l Growth           01/02/97      (27.47%)       2.19%        N/A         N/A          9.97%
Portfolio
AST MFS Global Equity Portfolio                  10/18/99      (14.48%)       N/A          N/A         N/A          (2.87)%
AST PBHG Small-Cap Growth Portfolio(3)           01/04/94      (38.93%)       6.49%        6.51%       N/A          11.70%
AST DeAM Small-Cap Growth Portfolio(4)           01/04/99      (34.09%)       N/A          N/A         N/A          2.81%
AST Federated Aggressive Growth Portfolio*       10/23/00      N/A            N/A          N/A         N/A          (17.75%)
AST    Goldman    Sachs    Small-Cap    Value    01/02/98      27.11%         12.52%       N/A         N/A          13.24%
Portfolio(5)
AST Gabelli Small-Cap Value Portfolio(6)         01/02/97      17.89%         5.59%        N/A         N/A          10.27%
AST Janus Mid-Cap Growth Portfolio*              05/01/00      (52.87%)       N/A          N/A         N/A          (46.67%)
AST Neuberger Berman Mid-Cap Growth              10/20/94      (29.44%)       7.00%        11.88%      N/A          14.29%
Portfolio(7)
AST Neuberger Berman Mid-Cap Value               05/04/93      20.64%         10.08%       12.05%      N/A          10.93%
Portfolio(8)
AST Alger All-Cap Growth Portfolio*              01/03/00      (30.56%)       N/A          N/A         N/A          (28.13%)
AST Gabelli All-Cap Value Portfolio*             10/23/00      N/A            N/A          N/A         N/A          3.31%
AST Kinetics Internet Portfolio*                 10/23/00      N/A            N/A          N/A         N/A          (12.70%)
AST T. Rowe Price Natural Resources Portfolio    05/02/95      19.79%         12.36%       11.16%      N/A          13.50%
AST Alliance Growth Portfolio(9)                 05/02/96      (30.98%)       3.34%        11.00%      N/A          10.04%
AST MFS Growth Portfolio                         10/18/99      (20.84%)       N/A          N/A         N/A          (4.58%)
AST Marsico Capital Growth Portfolio             12/22/97      (20.81%)       6.65%        N/A         N/A          14.29%
AST JanCap Growth Portfolio                      11/06/92      (40.31%)       2.57%        15.57%      N/A          16.33%
AST Janus Strategic Value Portfolio*             10/23/00      N/A            N/A          N/A         N/A          (2.75%)
AST   Alliance/Bernstein   Growth   +   Value    05/01/01      N/A            N/A          N/A         N/A          (3.50%)
Portfolio*
AST Sanford Bernstein Core Value Portfolio*      05/01/01      N/A            N/A          N/A         N/A          1.60%
AST Cohen & Steers Realty Portfolio              01/02/98      20.17%         6.38%        N/A         N/A          3.85%
AST Sanford Bernstein Managed Index 500          01/02/98      (11.04%)       4.77%        N/A         N/A          8.84%
Portfolio(10)
AST American Century Income & Growth             01/02/97      (10.99%)       2.95%        N/A         N/A          8.56%
Portfolio(11)
AST Alliance Growth and Income Portfolio(12)     05/01/92      13.73%         9.82%        14.88%      N/A          14.34%
AST MFS Growth with Income Portfolio             10/18/99      (10.80%)       N/A          N/A         N/A          (3.07%)
AST INVESCO Equity Income Portfolio              01/04/94      (2.53%)        4.41%        11.15%      N/A          11.78%
AST AIM Balanced Portfolio(13)                   05/04/93      (12.94%)       3.71%        9.03%       N/A          9.30%
AST American Century Strategic Balanced          01/02/97      (5.47%)        4.67%        N/A         N/A          9.09%
Portfolio
AST T. Rowe Price Asset Allocation Portfolio     01/04/94      (4.98%)        4.32%        10.08%      N/A          10.17%
AST T. Rowe Price Global Bond Portfolio(14)      05/03/94      1.10%          0.05%        1.13%       N/A          1.71%
AST Federated High Yield Portfolio               01/04/94      (7.18%)        (3.04%)      3.45%       N/A          4.77%
AST Lord Abbett Bond-Debenture Portfolio*        10/23/00      N/A            N/A          N/A         N/A          2.08%
AST PIMCO Total Return Bond Portfolio            01/04/94      10.26%         6.04%        7.57%       N/A          6.77%
AST PIMCO Limited Maturity Bond Portfolio        05/02/95      10.19%         6.62%        6.73%       N/A          6.21%
* Returns for these Portfolios are not annualized.
(1) Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor to the  Portfolio.  The  performance information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisor.
(2) Prior to October 15, 1996,  Seligman  Henderson Co. served as Sub-advisor  to the  Portfolio.  From October 15,
1996 to May 3, 1999, Putnam Investment  Management,  Inc. served as Sub-advisor to the Portfolio.  From May 3, 1999 to December 10, 2001,  AIM Capital  Management,  Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisors.
(3) Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the Portfolio.  From January
1, 1999 to September 17, 2001, Janus Capital  Corporation served as Sub-advisor for the Portfolio.  The performance information  provided  in the above chart  reflects  that of the  Portfolio  for periods  which the  Portfolio  was sub-advised by the prior Sub-advisors.
(4) Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the Portfolio.  The performance  information  provided in the above chart  reflects that of the  Portfolio  for periods  during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(5) Prior to May 1, 2001,  Lord,  Abbett & Co.,  Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisor.
(6) Prior to October  23,  2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart  reflects that of the Portfolio for periods  during which the
Portfolio was sub-advised by the prior Sub-advisor.
(7) Prior to May 1,  1998,  Berger  Associates,  Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisor.
(8) Prior  to  May  1,  1998,  Federated  Investment  Counseling  served  as  Sub-advisor  to  the  Portfolio.  The performance  information  provided in the above chart  reflects that of the  Portfolio  for periods  during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(9) Prior to December 31, 1998,  Robertson,  Stephens & Company Investment Management L.P. served as Sub-advisor to the  Portfolio.  From December 31, 1999 to April 30, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the
Portfolio.  The  performance  information  provided in the above chart  reflects  that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.
(10)  Prior to May 1,  2000,  Bankers  Trust  Company  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisor.
(11) Prior to May 4,  1999,  Putnam  Investment  Management,  Inc.  served as  Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart  reflects that of the  Portfolio  for periods  during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(12) Prior to May 1, 2000,  Lord,  Abbett & Co., Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisor.
(13) Prior to October 15, 1996,  Phoenix  Investment  Counsel,  Inc.  served as Sub-advisor to the Portfolio.  From
October  15,  1996 to May 3, 1999,  Putnam  Investment  Management  served as  Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart  reflects that of the  Portfolio  for periods  during part of which the Portfolio was sub-advised by the prior Sub-advisors.
(14) Prior to May 1, 1996, Scudder,  Stevens & Clark, Inc. served as Sub-advisor to the Portfolio.  The performance information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisor.

         The Portfolios may also measure  performance in terms of yield.  Each Portfolio's  yield shows the rate of income the Portfolio  earns on its  investments  as a percentage of the  Portfolio's  share price.  Quotations of a
Portfolio's  yield (other than the AST Money Market  Portfolio) are based on the investment income per share earned during a particular 30-day period  (including  dividends,  if any, and interest),  less expenses accrued during the period ("net  investment  income"),  and are computed by dividing net investment  income by the net asset value per share on the last day of the period, according to the following formula:

                                             YIELD = 2[(a-b + 1)6 -1]
                                                        ---
                                                           cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d = maximum net asset value per share on the last day of the period

         For the Portfolio's investments  denominated in foreign currencies,  income and expenses are calculated in their respective  currencies and then converted to U.S.  dollars.  Yields are calculated  according to methods that are standardized for all stock and bond funds.  Because yield  calculation  methods differ from the method used for other accounting purposes (for instance,  currency gains and losses are not reflected in the yield calculation),  a
Portfolio's  yield  may not  equal  the  income  paid to  shareholders'  accounts  or the  income  reported  in the
Portfolio's financial statements.

         The AST Money Market  Portfolio  yield refers to the income  generated by an  investment  in the Portfolio over a seven-day  period  expressed as an annual  percentage  rate.  Such Portfolio also may calculate an effective yield by compounding  the base period return over a one-year  period.  The effective  yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.

         The current  yield and  effective  yield  calculations  for shares of the AST Money Market  Portfolio  are illustrated for the seven-day period ended June 30, 2001:

                                            Current Yield              Effective Yield
                                            -------------              ---------------
                                             3.61%                          3.68%

         Such  Portfolio's  total  return  is  based on the  overall  dollar  or  percentage  change  in value of a hypothetical  investment in the Portfolio  assuming dividend  distributions are reinvested.  Prior to September 17,
2001,  J.P.  Morgan  Investment  Management,   Inc.  served  as  Sub-advisor  to  the  Portfolio.  The  performance information  provided  above  reflects that of the Portfolio for the period which in the Portfolio was  sub-advised by the prior Sub-advisor.

         The  Portfolios  impose  no  sales  or  other  charges  that  would  impact  the  total  return  or  yield computations.  Portfolio  performance  figures are based upon  historical  results and are not intended to indicate future  performance.  The  investment  return and principal  value of an investment in any of the  Portfolios  will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total  returns  quoted from the  Portfolios  include the effect of  deducting  each  Portfolio's expenses,  but may not include  charges and expenses  attributable  to any particular  insurance  product.  Because shares  of  the  Portfolios  may  be  purchased  through  variable  insurance  contracts,  the  prospectus  of  the
Participating  Insurance Company  sponsoring such contract should be carefully reviewed for information on relevant charges and expenses.  Excluding  these charges from quotations of each  Portfolio's  performance has the effect of increasing the  performance  quoted.  The effect of these charges should be considered when comparing a Portfolio's performance  to  that  of  other  mutual  funds.  In  advertising  and  sales  literature,  these  figures  will be accompanied by figures that reflect the applicable contract charges.

         From  time to time in  advertisements  or sales  material,  the  Portfolios  (or  Participating  Insurance
Companies)  may discuss their  performance  ratings or other  information  as published by  recognized  mutual fund statistical or rating  services,  such as Lipper  Analytical  Services,  Inc.,  Morningstar or by  publications  of general  interest,  such as Forbes or Money.  The  Portfolios  may also compare their  performance to that of other
                            ------    -----
selected  mutual  funds,  mutual fund  averages or  recognized  stock market  indicators,  including the Standard &
Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones  Industrial  Average,  the Russell 2000 and
the NASDAQ  composite.  In addition,  the  Portfolios  may compare their total return or yield to the yield on U.S.
Treasury  obligations  and to the  percentage  change in the Consumer  Price Index.  Each of the AST Janus Overseas
Growth Portfolio,  AST T. Rowe Price Global Bond Portfolio,  AST Founders Passport Portfolio,  AST American Century
International  Growth Portfolio,  and AST Strong  International Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe,  Australia,  Far East Index
(EAFE Index),  an unmanaged index of foreign common stock prices  translated into U.S.  dollars.  Such  performance ratings  or  comparisons  may be made with  funds  that may have  different  investment  restrictions,  objectives, policies  or  techniques  than the  Portfolios  and such  other  funds or market  indicators  may be  comprised  of securities that differ significantly from the Portfolios' investments.

CUSTODIAN:

         The custodian for all cash and securities  holdings of the AST Founders  Passport  Portfolio,  AST Scudder
Japan Portfolio,  AST Strong  International  Equity Portfolio,  AST Janus Overseas Growth  Portfolio,  AST American
Century  International  Growth  Portfolio,  AST MFS  Global  Equity  Portfolio  and AST T. Rowe Price  Global  Bond
Portfolio  is The Chase  Manhattan  Bank,  One  Pierrepont,  Brooklyn,  New York.  The  custodian  for all cash and securities  holdings of the other Portfolios is PFPC Trust Company,  Airport Business Center,  International  Court
2, 200 Stevens  Drive,  Philadelphia,  Pennsylvania  19113.  For these  Portfolios,  The Chase  Manhattan Bank will serve as co-custodian with respect to foreign securities holdings.

OTHER INFORMATION:

         Principal  Holders:  As of  [insert],  more than 99% of each  Portfolio  was  owned of record by  American
Skandia Life  Assurance  Corporation  ("ASLAC") on behalf of the owners of variable  insurance  products  issued by
ASLAC.  As of July 2, 2001,  the amount of shares of the Trust owned by the twelve  persons  who were the  officers and  directors  of the Trust at that  time and who are  shown as such in the  section  of this  Statement  entitled
"Management,"  was  less  than  one  percent  of the  shares.  To the  knowledge  of the  Trust,  no  person  owned beneficially more than 5% of any class of the Trust's outstanding shares as of [insert].

         The Participating  Insurance  Companies are not obligated to continue to invest in shares of any Portfolio under all  circumstances.  Variable  annuity  and  variable  life  insurance  policy  holders  should  refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders:  Holders of variable annuity  contracts or variable life insurance  policies issued by
Participating  Insurance  Companies for which shares of the Trust are the investment  vehicle will receive from the
Participating  Insurance  Companies,  unaudited  semi-annual  financial  statements and audited year-end  financial statements.  Participants  in the Skandia  Qualified Plan may request such  information  from the plan's  trustees.
Each  report  will show the  investments  owned by the  Trust and the  market  values of the  investments  and will provide other information about the Trust and its operations.

FINANCIAL STATEMENTS:

         The Trust's  audited  financial  statements  for the year ended  December  31,  2000 as well as  unaudited financial  statements  for the period  ending  June 30,  2001 are  incorporated  in this  Statement  of  Additional
Information  by  reference  to Annual and  Semi-Annual  Reports to  Shareholders  for each  Portfolio.  The audited financial  statements  have been  audited by  Deliotte & Touche,  LLP,  independent  accountants.  You may  obtain, without  charge,  a copy of any or all the documents  incorporated  by reference in this  Statement,  including any exhibits to such documents  which have been  specifically  incorporated  by reference.  We send such documents upon receipt of your written or oral  request.  Please  address your request to American  Skandia  Trust,  P.O. Box 883,
Shelton, Connecticut, 06484 or call (203) 926-1888.

                                                     APPENDIX:

                                  Description of Certain Debt Securities Ratings
                                  ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds  which are rated Aaa are judged to be of the best  quality.  They carry the  smallest  degree of investment  risk and are generally  referred to as "gilt edge."  Interest  payments are protected by a large, or exceptionally  stable,  margin,  and  principal  is secure.  While the various  protective  elements  are likely to change,  such changes as can be visualized are most unlikely to impair the  fundamentally  strong  position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all  standards.  Together  with the Aaa group  they  comprise  what are  generally  known as high  grade  bonds.  They are rated  lower than the best bonds because  margins of protection may not be as large as in Aaa  securities or fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present  which make the  long-term  risk appear  somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many  favorable  investment  attributes  and are to be  considered as upper-medium-grade  obligations.  Factors giving  security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds  which are rated Baa are  considered  as medium  grade  obligations  (i.e.,  they are neither highly  protected nor poorly  secured).  Interest  payments and principal  security appear adequate for the present but certain  protective  elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack  outstanding  investment  characteristics  and in fact have  speculative  characteristics  as well.

         Ba --  Bonds  which  are  rated Ba are  judged  to have  speculative  elements;  their  future  cannot  be considered  as well  assured.  Often the  protection  of interest and  principal  payments may be very moderate and thereby  not  well  safeguarded  during  both  good  and  bad  times  over  the  future.  Uncertainty  of  position characterizes bonds in this class.

         B -- Bonds which are rated B  generally  lack  characteristics  of a desirable  investment.  Assurance  of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in  default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds  which  are rated Ca  represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

         C -- Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the  highest  rating  assigned by  Standard & Poor's.  Capacity to pay  interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong  capacity to pay  interest  and repay  principal,  and  differs  from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong  capacity  to pay  interest  and repay  principal,  although it is somewhat more  susceptible to the adverse effects of changes in  circumstances  and economic  conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded  as having an adequate  capacity  to pay  interest  and repay  principal.
Whereas  they  normally  exhibit  adequate   protection   parameters,   adverse  economic  conditions  or  changing
circumstances  are more likely to lead to a weakened  capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC,  CC, C -- Debt rated BB, B, CCC,  CC and C is  regarded  as having  predominantly  speculative characteristics  with  respect to capacity to pay interest and repay  principal.  BB indicates  the least degree of speculation  and C the  highest.  While such debt will likely have some  quality  and  protective  characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term  vulnerability to default than other speculative  issues.  However, it faces major ongoing  uncertainties  or exposure to adverse  business,  financial,  or economic  conditions which could lead to inadequate  capacity to meet timely interest and principal  payments.  The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater  vulnerability  to default but currently has the capacity to meet interest payments  and  principal  repayments.  Adverse  business,  financial,  or economic  conditions  will likely  impair capacity  or  willingness  to pay  interest  and  repay  principal.  The B rating  category  is also  used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a  currently  identifiable  vulnerability  to  default,  and is  dependent  upon favorable  business,  financial,  and  economic  conditions  to meet timely  payment of interest  and  repayment of principal.  In the event of  adverse  business,  economic  or  financial  conditions,  it is not likely to have the capacity  to pay  interest  and repay  principal.  The CCC rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC  typically is applied to debt  subordinated  to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation  where a bankruptcy  petition has been filed,  but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt  rated D is in  payment  default.  The D rating  category  is used  when  interest  payments  or principal  payments are not made on the date due,  even if the  applicable  grace  period has not  expired,  unless
Standard & Poor's  believes that such  payments  will be made during such grace  period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified  by the  addition of a plus of minus sign to show relative standing within the major rating categories.

                                  Description of Certain Commercial Paper Ratings
                                  -----------------------------------------------

Moody's

         Prime-1 -- Issuers rated Prime-1 (or  supporting  institutions)  have a superior  ability for repayment of senior  short-term debt  obligations.  Prime-1  repayment  ability will often be evidenced by many of the following characteristics:  leading  market  positions  in  well-established  industries;  high  rates  of  return  on  funds employed;  conservative capitalization structures with moderate reliance on debt and ample asset protection;  broad margins in earnings  coverage of fixed financial  charges and high internal cash generation;  and  well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2  --  Issuers  rated  Prime-2  (or  related  supporting  institutions)  have a strong  ability  for repayment of senior  short-term debt  obligations.  This will normally be evidenced by many of the  characteristics cited above,  but to a lesser degree.  Earnings  trends and coverage  ratios,  while sound,  may be more subject to
variation.   Capitalization   characteristics,   while  still  appropriate,   may  be  more  affected  by  external
conditions.  Ample alternate liquidity is maintained.

         Prime-3 -- Issuers  rated Prime-3 (or related  supporting  institutions)  have an  acceptable  ability for repayment of senior short-term debt obligations.  The effect of industry  characteristics  and market  compositions may be more  pronounced.  Variability  in  earnings  and  profitability  may result in changes in the level of debt protection  measurements  and may require  relatively  high financial  leverage.  Adequate  alternate  liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This  highest  category  indicates  that the  degree of safety  regarding  time  payment is strong.
Those  issues  determined  to  possess  extremely  strong  safety  characteristics  are  denoted  with a plus  sign designation.

         A-2 --  Capacity  for  timely  payment on issues  with this  designation  is  satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this  designation  have adequate  capacity for timely payment.  They are,  however, more  vulnerable  to the adverse  effects of the changes in  circumstances  than  obligations  carrying  the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt  rated D is in  payment  default.  The D  rating  category  is used  when  interest  payments  or principal  payments are not made on the date due,  even if the  applicable  grace  period has not  expired,  unless
Standard & Poor's believes that such payments will be made during such grace period.

PART C.      OTHER INFORMATION
------------------------------

ITEM 23.          Exhibits
                  --------

         xii      (a).     (1)      Amended and Restated Declaration of Trust of Registrant.

         xv       (b).     By-laws of Registrant.

         vi       (c).     Articles III and VI of the Registrant's  Declaration of Trust and Article 11 of the Registrant's
                           By-laws.

         vi       (d).     (1)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST JanCap Growth Portfolio.

         xxi               (2)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Money Market Portfolio.

         vi                (3)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Federated High Yield Portfolio.

         vi                (4)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         vi                (5)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST INVESCO Equity Income Portfolio.

         vi                (6)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST PIMCO Total Return Portfolio.

         vi                (7)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for AST T. Rowe Price Natural Resources Portfolio.

         vi                (8)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for AST PIMCO Limited Maturity Bond Portfolio.

         i                 (9)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST T. Rowe Price International Bond Portfolio.

         ii                (10)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Overseas Growth Portfolio.

         ii                (11)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Founders Passport Portfolio.

         ii                (12)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century International Growth Portfolio.

         ii                (13)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century Strategic Balanced Portfolio.

         x                 (14)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century Income & Growth Portfolio.

         *                 (15)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Strong International Equity Portfolio.

         x                 (16)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST AIM Balanced Portfolio.

         xix               (17)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Goldman Sachs Small-Cap Value Portfolio.

         v                 (18)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Cohen & Steers Realty Portfolio.

         v                 (19)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Marsico Capital Growth Portfolio.

         vii               (20)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

         vii               (21)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

         xx                (22)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST PBHG Small-Cap Growth Portfolio.

         ix                (23)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST DeAM Small-Cap Growth Portfolio.

         xii               (24)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Global Equity Portfolio.

         xii               (25)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Growth Portfolio.

         xii               (26)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Growth with Income Portfolio.

         xiii              (27)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alger All-Cap Growth Portfolio.

         xv                (28)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Mid-Cap Growth Portfolio.

         xv                (29)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alliance Growth Portfolio.

         xv                (30)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Sanford Bernstein Managed Index 500 Portfolio.

         xv                (31)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alliance Growth and Income Portfolio.

         xvii              (32)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Scudder Japan Portfolio.

         xvii              (33)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Federated Aggressive Growth Portfolio.

         xvii              (34)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Gabelli Small-Cap Value Portfolio.

         xvii              (35)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Gabelli All-Cap Value Portfolio.

         xvii              (36)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Kinetics Internet Portfolio.

         xvii              (37)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Strategic Value Portfolio.

         xvii              (38)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Lord Abbett Bond-Debenture Portfolio.

         xix               (39)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alliance/Bernstein Growth + Value Portfolio.

         xix               (40)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Sanford Bernstein Core Value Portfolio.

         vi                (41)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Janus Capital Corporation for the AST JanCap Growth Portfolio.

         xxi               (42)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and Wells
                                    Fargo Investment Management, Incorporated for the AST Money Market Portfolio.

         vi                (43)     Sub-advisory   Agreement  between  American  Skandia  Investment  Services,   Inc.  and
                                    Federated Investment Counseling for the AST Federated High Yield Portfolio.

         vii               (44)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and T. Rowe
                                    Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         xvi               (45)     Sub-advisory  Agreement between American Skandia  Investment  Services Inc. and Pacific
                                    Investment Management Company for the AST PIMCO Total Return Portfolio.

         vi                (46)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and T. Rowe
                                    Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio.

         xvi               (47)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and Pacific
                                    Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio.

         xvii              (48)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    T. Rowe Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio.

         ii                (49)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation for the AST Janus Overseas Growth Portfolio.

         vii               (50)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Founders Asset Management LLC for the AST Founders Passport Portfolio.

         xvi               (51)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American   Century   Investment   Management,   Inc.  for  the  AST  American   Century
                                    International Growth Portfolio.

         xvi               (52)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American Century  Investment  Management,  Inc. for the AST American Century  Strategic
                                    Balanced Portfolio.

         xvi               (53)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American  Century  Investment  Management,  Inc. for the AST American  Century Income &
                                    Growth Portfolio.

         *                 (54)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Strong Capital Management, Inc. for the AST Strong International Equity Portfolio.

         xv                (55)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    A I M Capital Management, Inc. for the AST AIM Balanced Portfolio.

         iv                (56)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    INVESCO Trust Company for the AST INVESCO Equity Income Portfolio.

         viii              (57)     Amendment to Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                    Incorporated,  INVESCO Trust Company and INVESCO Funds Group,  Inc. for the AST INVESCO
                                    Equity Income Portfolio.

         xix               (58)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio.

         v                 (59)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio.

         xviii             (60)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio.

         vii               (61)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Neuberger&Berman  Management,  Incorporated  for the AST Neuberger Berman Mid-Cap Value
                                    Portfolio.

         vii               (62)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Neuberger&Berman  Management,  Incorporated for the AST Neuberger Berman Mid-Cap Growth
                                    Portfolio.

         xx                (63)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Pilgrim Baxter & Associates, Ltd. for the AST PBHG Small-Cap Growth Portfolio.

         *                 (64)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Deutsche Asset Management, Inc. for the AST DeAM Small-Cap Growth Portfolio.

         xii               (65)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio.

         xii               (66)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST MFS Growth Portfolio.

         xii               (67)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST MFS Growth with Income Portfolio.

                           (68)     Interim   Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Fred  Alger  Management,  Inc.  for the  AST  Alger  All-Cap  Growth
                                    Portfolio.

                           (69)     Sub-sub-advisory  Agreement  between  Fred Alger  Management,  Inc.  and  Massachusetts
                                    Financial Services Company for the AST Alger All-Cap Growth Portfolio.

         xv                (70)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation. for the AST Janus Mid-Cap Growth Portfolio.

         xv                (71)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Alliance Capital Management L.P. for the AST Alliance Growth Portfolio.

         xvii              (72)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Sanford  C.  Bernstein  & Co.,  LLC for the AST  Sanford  Bernstein  Managed  Index 500
                                    Portfolio.

         xv                (73)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Alliance Capital Management L.P. for the AST Alliance Growth and Income Portfolio.

         xvii              (74)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Scudder Kemper Investments, Inc. for the AST Scudder Japan Portfolio.

         xvii              (75)     Sub-advisory   Agreement  between  American  Skandia  Investment  Services,   Inc.  and
                                    Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio.

         xvii              (76)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and GAMCO
                                    Investors, Inc. for the AST Gabelli Small-Cap Value Portfolio.

         xvii              (77)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and GAMCO
                                    Investors, Inc. for the AST Gabelli All-Cap Value Portfolio.

         xvii              (78)     Sub-advisory Agreement between American Skandia Investment Services,  Inc. and Kinetics
                                    Asset Management, Inc. for the AST Kinetics Internet Portfolio.

         xvii              (79)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and Janus
                                    Capital Corporation for the AST Janus Strategic Value Portfolio.

         xvii              (80)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and Lord
                                    Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio.

         xix               (81)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated,
                                    Alliance  Capital  Management  L.P.  and Sanford C.  Bernstein  & Co.,  LLC for the AST
                                    Alliance/Bernstein Growth + Value Portfolio.

         xix               (82)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Sanford C. Bernstein & Co., LLC for the AST Sanford Bernstein Core Value Portfolio.

         vi       (e).     (1)      Sales Agreement between Registrant and American Skandia Life Assurance Corporation.

         ii                (2)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  (f).     None.

         viii     (g).     (1)      Amended and Restated  Custody  Agreement  between  Registrant  and Morgan Stanley Trust
                                    Company.

         xx                (2)      Foreign  Custody  Manager  Delegation   Amendment  between  Registrant  and  The  Chase
                                    Manhattan Bank.

         vi                (3)      Amended Custodian Agreement between Registrant and Provident National Bank.

         viii              (4)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.

         xv                (5)      Amendment to Custodian Services Agreement between Registrant and PFPC Trust Company

         vi                (6)      Amended  Transfer  Agency  Agreement   between   Registrant  and  Provident   Financial
                                    Processing Corporation.

         vi       (h).     (1)      Amended Administration  Agreement between Registrant and Provident Financial Processing
                                    Corporation.

         iii               (2)      Service  Agreement  between  American  Skandia  Investment  Services,  Incorporated and
                                    Kemper Investors Life Insurance Company.

         xviii    (i).     Consent of Counsel for the Registrant.

         *        (j).     Independent Auditors' Consent.

                  (k).     None.

         vi       (l).     Certificate re:  initial $100,000 capital.

         xv       (m)      Form of Rule 12b-1 plan

                  (n).     None.

         xvi      (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         xvi               (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         xvi               (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

         xviii             (4)      Form of Code of Ethics of AIM Capital Management, Inc.

         xviii             (5)      Form of Code of Ethics of Alliance Capital Management L.P.

         xviii             (6)      Form of Code of Ethics of American Century Investment Management, Inc.

         xviii             (7)      Form of Code of Ethics of Cohen & Steers Capital Management, Inc.

         *                 (8)      Form of Code of Ethics of Deutsche Asset Management, Inc.

         xviii             (9)      Form of Code of Ethics of Federated Investment Counseling

         xviii             (10)     Form of Code of Ethics of Founders Asset Management LLC

         xviii             (11)     Form of Code of Ethics of Fred Alger Management, Inc.

         xviii             (12)     Form of Code of Ethics of GAMCO Investors, Inc.

         xix               (13)     Form of Code of Ethics of Goldman Sachs Asset Management

         xix               (14)     Form of Code of Ethics of Kinetics Asset Management, Inc.

         xviii             (15)     Form of Code of Ethics of INVESCO Funds Group, Inc.

         xviii             (16)     Form of Code of Ethics of Janus Capital Corporation

         xviii             (17)     Form of Code of Ethics of Lord, Abbett & Co.

         xviii             (18)     Form of Code of Ethics of Marsico Capital Management, LLC

         xviii             (19)     Form of Code of Ethics of Massachusetts Financial Services Company

         xviii             (20)     Form of Code of Ethics of Neuberger Berman Management, Inc.

         xix               (21)     Form of Code of Ethics of Pacific Investment Management Company LLC

         xx                (22)     Form of Code of Ethics of Pilgrim Baxter & Associates, Ltd.

         xviii             (23)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

         *                 (24)     Form of Code of Ethics of Strong Capital Management, Inc.

         xviii             (25)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

         xviii             (26)     Form of Code of Ethics of T. Rowe Price International, Inc.

         xxi               (27)     Form of Code of Ethics of Wells Capital Management, Incorporated

         xix               (28)     Form of Code of Ethics of Zurich Scudder Investments, Inc.

--------------------------
*        To be filed by future amendment.

i        Filed as an Exhibit to Post-Effective  Amendment No. 18 to Registration  Statement,  which Amendment was filed via
         EDGAR on April 30, 1996, and is incorporated herein by reference.

ii       Filed as an Exhibit to Post-Effective  Amendment No. 20 to Registration  Statement,  which Amendment was filed via
         EDGAR on December 24, 1996, and is incorporated herein by reference.

iii      Filed as an Exhibit to Post-Effective  Amendment No. 21 to Registration  Statement,  which Amendment was filed via
         EDGAR on February 28, 1997, and is incorporated herein by reference.

iv       Filed as an Exhibit to Post-Effective  Amendment No. 23 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 7, 1997, and is incorporated herein by reference.

v        Filed as an Exhibit to Post-Effective  Amendment No. 24 to Registration  Statement,  which Amendment was filed via
         EDGAR on December 19, 1997, and is incorporated herein by reference.

vi       Filed as an Exhibit to Post-Effective  Amendment No. 25 to Registration  Statement,  which Amendment was filed via
         EDGAR on March 2, 1998, and is incorporated herein by reference.

vii      Filed as an Exhibit to Post-Effective  Amendment No. 26 to Registration  Statement,  which Amendment was filed via
         EDGAR on May 1, 1998, and is incorporated herein by reference.

viii     Filed as an Exhibit to Post-Effective  Amendment No. 27 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 16, 1998, and is incorporated herein by reference.

ix       Filed as an Exhibit to Post-Effective  Amendment No. 28 to Registration  Statement,  which Amendment was filed via
         EDGAR on December 28, 1998, and is incorporated herein by reference.

x        Filed as an Exhibit to Post-Effective  Amendment No. 30 to Registration  Statement,  which Amendment was filed via
         EDGAR on April 28, 1999, and is incorporated herein by reference.

xi       Filed as an Exhibit to Post-Effective  Amendment No. 31 to Registration  Statement,  which Amendment was filed via
         EDGAR on August 4, 1999, and is incorporated herein by reference.

xii      Filed as an Exhibit to Post-Effective  Amendment No. 32 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 15, 1999, and is incorporated herein by reference.

xiii     Filed as an Exhibit to Post-Effective  Amendment No. 33 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 19, 1999, and is incorporated herein by reference.

xiv      Filed as an Exhibit to Post-Effective  Amendment No. 34 to Registration  Statement,  which Amendment was filed via
         EDGAR on February 16, 2000, and is incorporated herein by reference.

xv       Filed as an Exhibit to Post-Effective  Amendment No. 35 to Registration  Statement,  which Amendment was filed via
         EDGAR on April 27, 2000, and is incorporated herein by reference.

xvi      Filed as an Exhibit to Post-Effective  Amendment No. 36 to Registration  Statement,  which Amendment was filed via
         EDGAR on July 28, 2000, and is incorporated herein by reference.

xvii     Filed as an Exhibit to Post-Effective  Amendment No. 37 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 10, 2000, and is incorporated herein by reference.

xviii    Filed as an Exhibit to Post-Effective  Amendment No. 38 to Registration  Statement,  which Amendment was filed via
         EDGAR on February 15, 2001, and is incorporated herein by reference.

xix      Filed as an Exhibit to Post-Effective  Amendment No. 39 to Registration  Statement,  which Amendment was filed via
         EDGAR on April 30, 2001, and is incorporated herein by reference.

xx       Filed as an Exhibit to Post-Effective  Amendment No. 40 to Registration  Statement,  which Amendment was filed via
         EDGAR on July 16, 2001, and is incorporated herein by reference.

xxi      Filed as an Exhibit to Post-Effective  Amendment No. 41 to Registration  Statement,  which Amendment was filed via
         EDGAR on September 14, 2001, and is incorporated herein by reference.

ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Registrant  does not control any person within the meaning of the Investment  Company Act of 1940.  Registrant may
be deemed to be under common  control with its  investment  manager and its  affiliates  because a controlling  interest in
Registrant is held of record by American  Skandia Life  Assurance  Corporation.  See  Registrant's  Statement of Additional
Information under "Organization and Management of the Trust" and "Other Information."

ITEM 25. Indemnification
         ---------------

         Section 5.2 of the Registrant's Amended and Restated Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees,  officers,  employees,  and agents (including persons who serve at its request as directors,  officers,  employees,  agents or trustees of another  organization  in which it has any interest as a shareholder,  creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise,  as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding,  whether civil or criminal, in which he may be involved or with which he may be threatened,  while in office or  thereafter,  by reason of his being or having been such a trustee,  officer, employee or agent, except with respect to any matter as to which he shall have been  adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful  misfeasance,  gross negligence or reckless  disregard of his duties;  provided,  however,  that as to any matter  disposed  of by a  compromise  payment by such  person,  pursuant  to a consent  decree or  otherwise,  no indemnification  either for said payment or for any other  expenses  shall be provided  unless  approved as in the best  interests of the Trust,  after notice that it involves such  indemnification,  by at least a majority of the disinterested  Trustees  acting on the matter  (provided  that a majority of the  disinterested  Trustees  then in office act on the matter) upon a  determination,  based upon a review of readily  available  facts,  that (i) such person acted in good faith in the reasonable  belief that his or her action was in the best interests of the Trust and (ii) is not  liable to the Trust or the  Shareholders  by reason of  willful  misfeasance,  bad  faith,  gross negligence or reckless  disregard of duties;  or the trust shall have received a written opinion from  independent legal counsel  approved by the Trustees to the effect that (x) if the matter of good faith and  reasonable  belief as to the best  interests of the Trust,  had been  adjudicated,  it would have been  adjudicated  in favor of such person,  and (y) based upon a review of readily available facts such trustee,  officer,  employee or agent did not engage in willful  misfeasance,  gross negligence or reckless disregard of duty. The rights accruing to any Person under these  provisions shall not exclude any other right to which he may be lawfully  entitled;  provided that no
         Person may satisfy any right of indemnity or reimbursement  granted herein or in Section 5.1 or to which he may be otherwise  entitled except out of the property of the Trust, and no Shareholder  shall be personally liable to any
         Person with  respect to any claim for  indemnity  or  reimbursement  or  otherwise.  The Trustees may make advance payments in connection with  indemnification  under this Section 5.2,  provided that the indemnified  person shall have given a written undertaking to reimburse the Trust in the event it is subsequently  determined that he is not entitled  to such  indemnification  and,  provided  further,  that  the  Trust  shall  have  obtained  protection, satisfactory in the sole judgement of the  disinterested  Trustees acting on the matter  (provided that a majority of the  disinterested  Trustees  then in office act on the  matter),  against  losses  arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined,  based upon a review of readily  available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

         With respect to liability of the Investment  Manager to Registrant or to shareholders  of Registrant's  Portfolios under the Investment  Management  Agreements,  reference is made to Section 13 or 14 of each form of Investment  Management
Agreement filed herewith or incorporated by reference herein.

         With respect to the  Sub-Advisors'  indemnification  of the Investment  Manager and its affiliated and controlling persons,  and the Investment  Manager's  indemnification  of each  Sub-advisor and its affiliated and controlling  persons, reference is made to Section 14 (Section 9 in the case of the Sub-Advisory  Agreement for the AST JanCap Growth  Portfolio)
of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

         Insofar as  indemnification  for liability  arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities and Exchange  Commission  (the  "Commission")  such  indemnification  is against  public  policy  as  expressed  in the  Act  and is,  therefore,  unenforceable.  In the  event  that a  claim  for indemnification  against  such  liabilities  (other than the payment by the  Registrant  or expenses  incurred or paid by a trustee,  officer or controlling person of the Registrant in the successful  defense of any action,  suit or proceeding) is asserted  by such  director,  officer or  controlling  person in  connection  with the  securities  being  registered,  the
Registrant  will,  unless in the opinion of its counsel the matter has been settled by controlling  precedent,  submit to a court of appropriate  jurisdiction  the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

         American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,  Connecticut 06484,
serves as the investment  manager to the  Registrant.  Information as to the officers and directors of ASISI is included in
ASISI's Form ADV (File No.  801-40532),  including the  amendments  to such Form ADV filed with the  Commission on February
28, 2001 and June 29, 2001 and is incorporated herein by reference.

ITEM 27. Principal Underwriter
         ---------------------

         Registrant's  shares are presently  offered  exclusively  as an  investment  medium for life  insurance  companies writing both variable  annuity and variable life  insurance  policies.  Pursuant to an exemptive  order of the  Commission,
Registrant  may also sell its shares  directly to the Skandia  Qualified  Plan and other  qualified  plans.  If  Registrant sells its shares to other qualified  plans, it intends to use American Skandia  Marketing,  Incorporated  ("ASM,  Inc.") or
another  affiliated  broker-dealer  as  underwriter,  if so required by  applicable  law.  ASM,  Inc.  is  registered  as a broker-dealer  with the Commission  and the National  Association  of Securities  Dealers.  It is an affiliate of ASISI and
American  Skandia Life  Assurance  Corporation,  being a wholly-owned  subsidiary of American  Skandia  Investment  Holding
Corporation.

         The following  individuals,  all of whom have as their principal business address,  One Corporate Drive,  Shelton,
Connecticut 06484, are the current officers and/or directors of ASM, Inc.:

Wade A. Dokken                                         President & Chief Executive Officer
Gordon C. Boronow                                      Deputy Chief Executive Officer
Thomas M. Mazzaferro                                   Executive Vice President,  Treasurer, Corporate Controller, Chief Financial
                                                       Officer & Director
Patricia J. Abram                                      Senior Vice President
Lori Allen                                             Vice President
Hollie Briggs                                          Vice President
Robert Brinkman                                        Senior Vice President
Carl Cavaliere                                         Vice President
Y.K. Chan                                              Senior Vice President & Chief Information Officer
Lucinda C. Ciccarello                                  Vice President
John W. Coleman                                        Vice President
Timothy S. Cronin                                      Vice President
Lincoln R. Collins                                     Senior Vice President & Director
Lisa Foote                                             Vice President
Jacob Herschler                                        Vice President
Ian Kennedy                                            Senior Vice President
Michael A. Murray                                      Senior Vice President
Carl E. Oberholtzer                                    Vice President
Polly Rae                                              Vice President
Rebecca Ray                                            Senior Vice President
Hayward L. Sawyer                                      Senior Vice President
Leslie S. Sutherland                                   Vice President
Amanda C. Sutyak                                       Vice President
Bayard F. Tracy                                        Senior Vice President
Mary Toumpas                                           Vice President & Compliance Director
Deborah G. Ullman                                      Senior Vice President & Director
Kirk Wickman                                           Senior Vice President and General Counsel
Kathleen A. Chapman                                    Corporate Secretary

         Of the above, the following  individuals are also officers and/or trustees of Registrant:  Gordon C. Boronow (Vice
President) and Thomas M. Mazzaferro (Trustee).

ITEM 28. Location of Accounts and Records
         --------------------------------

         Records  regarding the  Registrant's  securities  holdings are maintained at Registrant's  Custodians,  PFPC Trust
Company,  Airport Business Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113, and The
Chase Manhattan Bank, One Pierrepont  Plaza,  Brooklyn,  New York 11201.  Certain records with respect to the  Registrant's securities  transactions  are maintained at the offices of the various  sub-advisors  to the Registrant.  The  Registrant's corporate  records are maintained at its offices at One Corporate  Drive,  Shelton,  Connecticut  06484.  The  Registrant's
financial and  interestholder  ledgers and similar  financial  records are maintained at the offices of its  Administrator,
PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. Management Services
         -------------------

         None.

ITEM 30. Undertakings
         ------------

         None.

                                                        SIGNATURES
                                                        ----------

         Pursuant to the  requirements of the Securities Act of 1933, as amended,  and the Investment  Company Act of 1940, as amended,  the Registrant has duly caused this Amendment to its Registration  Statement to be signed on its behalf by the undersigned,  thereunto  duly  authorized,  in the City of Shelton  and State of  Connecticut,  on the 11th day of October,
2001.

                                                                       By: /s/ Edward P. Macdonald
                                                                           -----------------------
                                                                           Edward P. Macdonald
                                                                           Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date
---------                                            -----                              ----

/s/ Jan R. Carendi*                         President (Principal                        10/11/01
------------------                                                                      --------
Jan R. Carendi                              Executive Officer)
                                            and Trustee

/s/ Edward P. Macdonald                     Secretary                                   10/11/01
-----------------------                                                                 --------
Edward P. Macdonald

/s/ Richard G. Davy, Jr.                    Treasurer (Chief                            10/11/01
------------------------                                                                --------
Richard G. Davy, Jr.                        Financial and Accounting
                                            Officer)

/s/ David E. A. Carson*                     Trustee                                     10/11/01
----------------------                                                                  --------
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     10/11/01
---------------------                                                                   --------
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     10/11/01
---------------------                                                                   --------
Thomas M. O'Brien

/s/ F. Don Schwartz*                        Trustee                                     10/11/01
-------------------                                                                     --------
F. Don Schwartz

                                            *By:  /s/ Susann A. Palumbo
                                                  ---------------------
                                                  Susann A. Palumbo

                   *Pursuant to Powers of Attorney previously filed with Post-Effective Amendment No. 22 to the Registration Statement, as filed with the Commission on April 30, 1997.

                                                                                                  Registration No. 33-24962

                                            SECURITIES AND EXCHANGE COMMISSION
                                                  WASHINGTON, D.C. 20549

                                                         EXHIBITS
                                        FILED WITH POST-EFFECTIVE AMENDMENT NO. 42
                                                       TO FORM N-1A

                                             REGISTRATION STATEMENT UNDER THE
                                                SECURITIES ACT OF 1933 AND
                                              INVESTMENT COMPANY ACT OF 1940

                                                  AMERICAN SKANDIA TRUST

                                                         Exhibits
                                                         --------

                                                     -----------------

                  Exhibit Number                         Description
                  --------------                         -----------

                           (69)           Interim  Sub-advisory  Agreement  between American Skandia  Investment  Services,
                                          Incorporated  and Fred Alger  Management,  Inc. for the AST Alger All-Cap  Growth
                                          Portfolio.

                           (70)           Sub-sub-advisory Agreement between Fred Alger Management,  Inc. and Massachusetts
                                          Financial Services Company for the AST Alger All-Cap Growth Portfolio.